UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Select Medical Holdings Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

4714 Gettysburg Road
Mechanicsburg, Pennsylvania 17055
Phone: (717) 972-1100
Notice of Special Meeting of Stockholders
To Our Stockholders:
You are invited to attend a special meeting of stockholders (together with any adjournment, postponement, or other delay thereof, the “Special Meeting”) of Select Medical Holdings Corporation, a Delaware corporation (the “Company”). The Special Meeting will be held at the date and time set forth below in a virtual meeting format only. You will be able to attend the Special Meeting online at the website set forth below and vote your shares electronically if you wish.

Date:
June 26, 2026

Time:
11:00 a.m. EDT

Website:
https://meetnow.global/M9LMMUR

At the Special Meeting, you will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of March 2, 2026 (the “Merger Agreement”), by and among Stallion Intermediate Corporation (“Parent”), Stallion MergerSub Corporation (“Merger Sub”) and the Company. Parent and Merger Sub are wholly owned subsidiaries of WCAS XIV, L.P., an investment fund affiliated with Welsh, Carson, Anderson & Stowe and a member of a consortium (the “Buyer Consortium”) led by Robert A. Ortenzio (“Mr. Ortenzio”), Executive Chairman, Co-Founder and Director of the Company, and Martin F. Jackson (“Mr. Jackson”), Senior Executive Vice President of Strategic Finance and Operations of the Company. Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”). At the Special Meeting, you will also be asked to consider and vote on (i) a proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger and (ii) a proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement.
If the Merger is completed, at the effective time of the Merger, each share of common stock, par value $0.001 per share, of the Company (the “Company Shares”), that is issued and outstanding as of immediately prior to the effective time of the Merger, other than (i) Company Shares that will be contributed to Parent or its affiliate by Rollover Holders (as defined below) immediately prior to the closing of the Merger (the “Closing”) and (ii) certain other exceptions specified in the Merger Agreement, will cease to exist and automatically be converted into the right to receive cash in an amount equal to $16.50 per Company Share, without interest thereon and subject to any applicable tax withholdings. This amount represents a premium of approximately 18% over the Company’s unaffected price of $14.01 per Company Share as of November 24, 2025, the last trading day prior to a publicly disclosed proposal being submitted by Mr. Ortenzio to the Company’s Board of Directors (the “Company Board”), and a premium of approximately 25% over the Company’s 90-day volume-weighted average closing Company Share price for the period ending on November 24, 2025.
The proposed Merger is a “going private transaction” under the rules of the Securities and Exchange Commission. If the Merger is completed, the Company will become a privately held company, wholly owned by Parent.
The Company Board (i) formed a special committee of the Company Board comprised solely of independent and disinterested directors (the “Special Committee”) to consider, review, evaluate, negotiate, recommend or approve any potential strategic transactions with potential acquirors and the Company or any other alternative transaction, including maintaining the status quo of the Company as a standalone company, (ii) delegated to the Special Committee, to the fullest extent permitted by law, the full power and authority of the Company Board, including the power and authority to (A) formulate, establish, oversee, direct and control the process for reviewing, evaluating and negotiating any potential transaction or any alternative thereto (each, a “Potential Transaction”), (B) evaluate, negotiate, approve, authorize, reject or recommend any Potential Transaction or any alternative thereto, which delegation, authorization and empowerment included the power under Section 203 of the DGCL to approve, for purposes of Section 203 of the DGCL, any Potential Transaction or any alternative thereto and (C) determine not to proceed with any Potential Transaction or any alternative thereto, (iii) authorized and empowered the Special Committee to do all acts as may be necessary, advisable or appropriate in its judgment to carry out the duties of the Special Committee, (iv) resolved that the Company Board shall not approve, adopt or recommend any Potential Transaction unless the Special Committee shall have first recommended such Potential Transaction to the Company Board and (v) authorized the Special Committee to retain, at the Company’s expense, its own independent legal counsel, financial advisors, valuation experts and such other advisors and consultants as the Special Committee deemed necessary or appropriate to assist it in carrying out its duties. The Special Committee, as more fully described in the enclosed proxy statement, with the assistance of its own independent financial and legal advisors, considered, evaluated and negotiated the Merger Agreement and the transactions contemplated thereby, including the Merger. At the conclusion of its review, the Special Committee, among other things, unanimously (1) determined that it is fair to and in the best interests of the Company and the Company’s unaffiliated stockholders for the Company to enter into the Merger Agreement and declared the Merger Agreement and the transactions contemplated by the Merger Agreement advisable and (2) recommended that the Company Board (i) declare the Merger Agreement and the transactions contemplated thereby advisable, (ii) adopt the Merger Agreement and approve the Merger and the other transactions contemplated by the Merger Agreement and (iii) recommend adoption of the Merger Agreement and approval of the Merger and other transactions contemplated by the Merger Agreement by the holders of Company Shares.
The disinterested members of the Company Board, acting upon the unanimous recommendation of the Special Committee, unanimously (i) determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of the Company and the Company’s unaffiliated stockholders, (ii) adopted the Merger Agreement and approved the execution, delivery and performance of the Merger Agreement by the Company and the consummation of the Merger and the other transactions contemplated by the Merger Agreement, (iii) resolved to recommend that holders of Company Shares, including the Company’s unaffiliated stockholders, adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement, including the Merger, and (iv) directed that the Merger Agreement be submitted to the holders of Company Shares entitled to vote thereon for adoption thereby.
The disinterested members of the Company Board unanimously recommend that you vote: (1) “FOR” the adoption of the Merger Agreement and the approval of the transactions contemplated by the Merger Agreement, including the Merger (the “Merger Proposal”), (2) “FOR” the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger (the “Compensation Proposal”), and (3) “FOR” the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).
Your vote is very important, regardless of the number of shares you own. Under the terms of the Merger Agreement, the approval of the proposal to adopt the Merger Agreement requires the affirmative vote of the (1) holders of Company Shares representing a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon and (2) holders of Company Shares representing a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon, excluding any Company Shares beneficially owned, directly or indirectly, by the Parent Affiliated Stockholders (as defined below). The “Parent Affiliated Stockholders” means (1) Parent, (2) Merger Sub, (3) the Rollover Holders and (4) their respective affiliates, “associates” or members of their respective “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Securities Exchange Act of 1934, as amended). Each record holder of Company Shares is entitled to one vote for each Company Share owned of record as of the close of business on May 11, 2026 (the “Record Date”). If you fail to vote on the proposal to adopt the Merger Agreement, the effect will be the same as a vote against such proposal.
The accompanying proxy statement provides detailed information about the Special Meeting, the Merger Agreement and the Merger and the other proposals to be considered at the Special Meeting. A copy of the Merger Agreement is attached as Annex A to the proxy statement. The accompanying proxy statement also describes the actions and determinations of the Company Board and the Special Committee in connection with their evaluation of, among other things, the Merger Agreement and the Merger. Please read the proxy statement and its annexes, including the Merger Agreement, carefully and in their entirety, as they contain important information.
In connection with execution of the Merger Agreement, each of Mr. Ortenzio, The Robert A. Ortenzio Descendants Trust (the “Ortenzio Descendants Trust”), The Robert A. Ortenzio 2014 April Trust for Bryan A. Ortenzio (the “Bryan Ortenzio Trust”), The Robert A. Ortenzio 2014 April Trust for Kevin M. Ortenzio (the “Kevin Ortenzio Trust”), The Robert A. Ortenzio 2014 April Trust for Madeline G. Ortenzio (the “Madeline Ortenzio Trust”), The Rocco A. Ortenzio Revocable Trust DTD 8-14-2007, As Amended (the “Ortenzio Revocable Trust”, together with Mr. Ortenzio, the Ortenzio Descendants Trust, the Bryan Ortenzio Trust, the Kevin Ortenzio Trust and the Madeline Ortenzio Trust, the “Ortenzio Rollover Holders”) and Mr. Jackson (together with the Ortenzio Rollover Holders and any other person that may agree to become a Rollover Holder prior to the Closing, the “Rollover Holders”) each entered into a Rollover Agreement (collectively, the “Rollover Agreements”, and each, a “Rollover Agreement”) with Parent. Pursuant to the Rollover Agreements, among other things, the Rollover Holders will each contribute all or a portion of such Rollover Holder’s Company Shares beneficially owned by such Rollover Holder (such contributed Company Shares, the “Rollover Shares”) to Parent or its affiliate in exchange for the issuance by Parent to such Rollover Holder a number of newly issued shares of common stock of Parent or such affiliate equal to the number of Rollover Shares contributed by such Rollover Holder, which contribution and exchange will happen immediately prior to the Closing (such contribution and exchange, the “Rollover”). As a result of the Rollover, the Rollover Holders that are committed as of the date hereof are expected to collectively beneficially own approximately 21% of Parent immediately following Closing. As a result of the Merger, the Rollover Shares contributed to Parent or such affiliate by each of the Rollover Holders will as of the effective time of the Merger be automatically cancelled without any consideration therefor and will cease to exist. Pursuant to the Rollover Agreements, among other things, each Rollover Holder (a) is prohibited from selling, disposing of, assigning, pledging, collateralizing, encumbering or otherwise transferring any of such Rollover Holder’s Rollover Shares until the Closing without obtaining the prior written consent of Parent and (b) agreed to vote all of the Company Shares beneficially owned by such Rollover Holder in favor of the Merger Proposal. The Buyer Consortium may invite other members of management and the Company Board (other than members of the Special Committee) to participate in the Rollover prior to Closing.
Even if you plan to attend the Special Meeting, please grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card) or mark, sign, date and return the enclosed proxy card by mail as promptly as possible using the enclosed prepaid reply envelope. If you attend the Special Meeting and vote at the Special Meeting, your vote will revoke any proxy that you have previously submitted. If you fail to grant your proxy or attend the Special Meeting, your Company Shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote “AGAINST” the adoption of the Merger Proposal, but will not have any effect on the outcome of the vote on the Compensation Proposal or the Adjournment Proposal (assuming a quorum is present).
If your Company Shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of Company Shares held in “street name”. If you hold your Company Shares in “street name”, you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your Company Shares counted at the Special Meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the Special Meeting without your instructions. As a result, if you do not provide your bank, broker or other nominee with any voting instructions, your Company Shares will not be counted for purposes of a quorum and will constitute broker non-votes, which will have the same effect as a vote “AGAINST” the Merger Proposal, but will not have any effect on the outcome of the vote on the Compensation Proposal or the Adjournment Proposal (assuming a quorum is present). If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call: (877) 800-5187 (toll-free from the U.S. and Canada) or
+1 (412) 232-3651 (from other countries)
Banks and brokers call collect: (212) 750-5833

Thank you for your support.
Sincerely,
John F. Duggan
Executive Vice President, General Counsel and Secretary
Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the merits or fairness of the Merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

4714 Gettysburg Road
Mechanicsburg, Pennsylvania 17055
Phone: (717) 972-1100
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 26, 2026
Notice is given that a special meeting of stockholders (together with any adjournment, postponement or other delay thereof, the “Special Meeting”) of Select Medical Holdings Corporation, a Delaware corporation (the “Company”), will be held on June 26, 2026 at 11:00 a.m., Eastern time, for the following purposes:
1.
To consider and vote on the proposal to adopt the Agreement and Plan of Merger (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”), dated as of March 2, 2026, by and among Stallion Intermediate Corporation (“Parent”), Stallion MergerSub Corporation (“Merger Sub”) and the Company, and approve the transactions contemplated by the Merger Agreement, including the merger (the “Merger”) of Merger Sub with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger Proposal”);

2.
To consider and vote on the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger (the “Compensation Proposal”); and

3.
To consider and vote on any proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

The foregoing matters are more fully described in the attached proxy statement. The proxy statement, as well as the Merger Agreement attached thereto, are hereby incorporated by reference in this Notice.
Under the terms of the Merger Agreement, the approval of the Merger Proposal requires the affirmative vote of the (1) holders of common stock, par value $0.001 per share, of the Company (the “Company Shares”) representing a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon and (2) holders of Company Shares representing a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon, excluding any Company Shares beneficially owned, directly or indirectly, by the Parent Affiliated Stockholders (as defined below). The “Parent Affiliated Stockholders” means (1) Parent, (2) Merger Sub, (3) Robert A. Ortenzio, (4) The Robert A. Ortenzio Descendants Trust, (5) The Robert A. Ortenzio 2014 April Trust for Bryan A. Ortenzio, (6) The Robert A. Ortenzio 2014 April Trust for Kevin M. Ortenzio, (7) The Robert A. Ortenzio 2014 April Trust for Madeline G. Ortenzio, (8) The Rocco A. Ortenzio Revocable Trust DTD 8-14-2007, As Amended, (9) Martin F. Jackson (clauses (3) through (9), collectively, the “Rollover Holders”) and (10) their respective affiliates, “associates” or members of their respective “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Securities Exchange Act of 1934, as amended). Approval of each of the Compensation Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the Company Shares present online or represented by proxy at the Special Meeting and entitled to vote.

The Special Meeting will be held by means of a live webcast on the internet at https://meetnow.global/ M9LMMUR. We believe this is the most effective approach for enabling stockholder attendance and participation. The Special Meeting will begin promptly on June 26, 2026 at 11:00 a.m., Eastern time. Online check-in will begin at 10:45 a.m. Eastern time, and you should allow ample time for the check-in procedures. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares).
Only holders of Company Shares as of the close of business on May 11, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or at any postponement or adjournment thereof. A list of stockholders of record entitled to vote at the Special Meeting will be available at the Company’s corporate offices located at 4714 Gettysburg Road, Mechanicsburg, Pennsylvania 17055 during regular business hours for a period of no less than 10 days before the Special Meeting and on the virtual meeting website during the Special Meeting.
The disinterested members of the Board of Directors of the Company (the “Company Board”), acting upon the unanimous recommendation of a special committee of the Company Board comprised solely of independent and disinterested directors, unanimously recommend that you vote: (1) “FOR” the Merger Proposal, (2) “FOR” the Compensation Proposal and (3) “FOR” the Adjournment Proposal.
Record holders and beneficial owners of Company Shares (other than the Rollover Holders) who do not vote in favor of the Merger Proposal and who otherwise comply with the requirements under Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) will have the right to seek appraisal of the “fair value” of their Company Shares (exclusive of any element of value arising from the accomplishment or expectation of the Merger and together with interest thereon, as described in the accompanying proxy statement) in lieu of receiving $16.50 per Company Share in cash if the Merger is completed, as determined in accordance with Section 262 of the DGCL. To do so, a record holder or beneficial owner must properly demand appraisal before the vote is taken on the Merger Agreement at the Special Meeting and comply with all other requirements of the DGCL, including Section 262 of the DGCL, which are summarized in the accompanying proxy statement, and certain conditions set forth in Section 262(g) of the DGCL must be satisfied. Section 262 of the DGCL may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and is incorporated in this notice by reference.
Even if you plan to attend the Special Meeting, please grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card) or sign, date and return, as promptly as possible, the enclosed proxy card by mail in the postage-paid envelope provided. If you attend the Special Meeting and vote at the Special Meeting, your vote will revoke any proxy that you have previously submitted. If you fail to return your proxy or attend the Special Meeting, your Company Shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote “AGAINST” the Merger Proposal, but will not have any effect on the outcome of the vote on the Compensation Proposal or the Adjournment Proposal (assuming a quorum is present).
If your Company Shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of Company Shares held in “street name”. If you hold your Company Shares in “street name”, you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your Company Shares counted at the Special Meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the Special Meeting without your instructions. As a result, if you do not provide your bank, broker or other nominee with any voting instructions, your Company Shares will not be counted for purposes of a quorum and will constitute broker non-votes, which will have the same effect as a vote “AGAINST” the Merger Proposal, but will not have any effect on the outcome of the vote on the Compensation Proposal or the Adjournment Proposal (assuming a quorum is present).
By Order of the Board of Directors,
/s/ John F. Duggan

John F. Duggan
Executive Vice President, General Counsel and Secretary
May 19, 2026

SELECT MEDICAL HOLDINGS CORPORATION
PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 26, 2026
This proxy statement is dated May 19, 2026 and, together with the enclosed form of proxy card, is first being sent to stockholders on or about May 19, 2026.
Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the merits or fairness of the Merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

i

CERTAIN DEFINED TERMS
Unless stated otherwise, whenever used in this proxy statement, the following terms have the meanings set forth below:
“Acceptable Confidentiality Agreement” means a confidentiality agreement with terms no less favorable, in the aggregate, to the Company than the amended and restated mutual nondisclosure agreement, dated November 24, 2025, between WCAS XIV, L.P. and the Company; provided that (a) such confidentiality agreement shall not prohibit compliance by the Company with its obligations under the Merger Agreement and (b) need not contain an express or implied “standstill” provision.
“Acquisition Agreement” means any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement relating to any Company Acquisition Proposal or that would require the Company to abandon, terminate or fail to consummate the Merger.
“Adjournment Proposal” means the proposal to approve the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
“Certificate of Merger” means a certificate of merger in such form as required by and in accordance with the applicable provisions of the DGCL.
“Closing Date” means the day on which the Closing actually occurs pursuant to the terms of the Merger Agreement.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company” means Select Medical Holdings Corporation. In addition, the terms “we”, “us” and “our” refer to Select Medical Holdings Corporation.
“Company Acquisition Proposal” means any inquiry, proposal, indication of interest or offer from any person or group (as defined within the meaning of Section 13(d)(3) of the Exchange Act), other than Parent or Merger Sub, relating to any (a) merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, spin-off, share exchange, business combination, purchase or similar transaction involving the Company which if consummated would result in any person or group (as defined in or under Section 13 of the Exchange Act) (other than Parent or Merger Sub) becoming the beneficial owner, directly or indirectly, in one or a series of related transactions, of twenty percent or more of the total voting power or of any class of equity securities of the Company or the surviving or resulting entity of such transaction or (b) direct or indirect acquisition (including by way of acquisition of equity interests in a subsidiary of the Company), in one or a series of related transactions, of twenty percent or more of the total voting power or of any class of equity securities of the Company or the surviving or resulting entity of such transaction, or twenty percent or more of the assets, revenue or net income of the Company and the subsidiaries of the Company (on a consolidated basis), in each case, other than the transactions contemplated by the Merger Agreement.
“Company Board” means the board of directors of Select Medical Holdings Corporation.
“Company Bylaws” means the Amended and Restated Bylaws of Select Medical Holdings Corporation.
“Company Charter” means the Amended and Restated Certificate of Incorporation of Select Medical Holdings Corporation.
“Company Restricted Shares” means Company Shares that are subject to forfeiture conditions.
“Company Shares” means shares of the Company’s common stock, par value $0.001 per share.
“Company Stock Plan” means each of the Company’s 2020 Equity Incentive Plan and 2016 Equity Incentive Plan, as amended from time to time.
“Company Superior Proposal” means any unsolicited bona fide Company Acquisition Proposal that is on terms that the Company Board (acting upon the recommendation of the Special Committee) or the Special

v

Committee determines in good faith (after consultation with its outside legal counsel and financial advisors) and after taking into account the legal, financial, regulatory and other aspects of such Company Acquisition Proposal and the identity of the person making such Company Acquisition Proposal, (a) is reasonably capable of being consummated in accordance with its terms relative to the transactions contemplated by the Merger Agreement and (b) if consummated would result in a transaction more favorable to the Company’s stockholders, from a financial point of view, than the Merger and the other transactions contemplated by the Merger Agreement (taking into account any proposed amendment or modification proposed by Parent pursuant to the terms of the Merger Agreement). For purposes of the reference to “Company Acquisition Proposal” in this definition, all references to “20%” shall be deemed to be references to “50%”.
“Company Unaffiliated Stockholders” means the holders of Company Shares other than the Parent Affiliated Stockholders.
“Compensation Proposal” means the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger.
“DGCL” means the General Corporation Law of the State of Delaware, as amended.
“DOJ” means the Antitrust Division of the U.S. Department of Justice.
“Eligible Shares” means each Company Share that is issued and outstanding immediately prior to the Effective Time, other than (i) Rollover Shares, (ii) Company Restricted Shares and (iii) Excluded Shares.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Excluded Shares” means Company Shares (i) owned by the Company as treasury stock or (ii) otherwise owned by Parent, Merger Sub or, solely to the extent designated in writing by Parent to the Company, any affiliate of Parent so designated immediately prior to the Effective Time.
“FTC” means the Federal Trade Commission.
“GAAP” means U.S. generally accepted accounting principles.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
“Intervening Event” means a material positive event, fact, development or occurrence with respect to the Company and the subsidiaries of the Company or the business of the Company and the subsidiaries of the Company, taken as a whole, that (a) is not known by, or reasonably foreseeable to, the Special Committee as of or prior to the execution and delivery of the Merger Agreement and (b) first occurs, arises or becomes known to the Special Committee after the execution and delivery of the Merger Agreement and on or prior to the date of the Requisite Stockholder Approvals; provided that (i) any event, fact, development or occurrence that involves or relates to a Company Acquisition Proposal or any inquiry or communications or matters relating thereto, (ii) any event, fact, development or occurrence that results from (A) the announcement, pendency and consummation of the Merger Agreement or the Merger or any actions required to be taken or to be refrained from being taken pursuant to the Merger Agreement or (B) a breach of the Merger Agreement by the Company, (iii) the fact that the Company meets or exceeds any internal or analysts’ expectations or projections or (iv) any changes or lack thereof after the date hereof in the market price or trading volume of the Company Shares, individually or in the aggregate, will not be deemed to constitute an Intervening Event.
“IRS” means the Internal Revenue Service.
“Merger” means the merger of Merger Sub with and into the Company pursuant to the Merger Agreement in accordance with the applicable provisions of the DGCL, with the Company surviving the Merger as a direct, wholly owned subsidiary of Parent.
“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of March 2, 2026, by and among the Company, Parent and Merger Sub.
“Merger Consideration” means $16.50 in cash per Company Share, without interest thereon.

“Merger Proposal” means the proposal to adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement, including the Merger.
“Merger Sub” means Stallion MergerSub Corporation, a wholly owned subsidiary of Parent.
“Mr. Jackson” means Martin F. Jackson.
“Mr. Ortenzio” means Robert A. Ortenzio.
“NYSE” means the New York Stock Exchange and any successor stock exchange.
“Ortenzio Rollover Holders” means, collectively, Mr. Ortenzio, The Robert A. Ortenzio Descendants Trust, The Robert A. Ortenzio 2014 April Trust for Bryan A. Ortenzio, The Robert A. Ortenzio 2014 April Trust for Kevin M. Ortenzio, The Robert A. Ortenzio 2014 April Trust for Madeline G. Ortenzio and The Rocco A. Ortenzio Revocable Trust, DTD 8-14-2007, as Amended.
“Parent” means Stallion Intermediate Corporation.
“Parent Affiliated Stockholders” means Parent, Merger Sub, the Rollover Holders and their respective affiliates, “associates” or members of their respective “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act); provided that, for the avoidance of doubt, “Parent Affiliated Stockholders” does not include certain directors and officers of the Company, who may be deemed to be affiliates of the Company for purposes of Rule 13e-3, but are disinterested in Parent and the Transactions.
“Parent Entities” means Merger Sub and Parent.
“Purchaser Filing Parties” means, collectively, (1) the Parent Entities, (2) the WCAS Filing Parties and (3) the Rollover Filing Parties.
“Record Date” means May 11, 2026.
“Rollover Filing Parties” means, collectively, each of the Ortenzio Rollover Holders and Mr. Jackson.
“Rollover Holders” means, collectively, (1) the Rollover Filing Parties and (2) any other person that agrees to contribute all or a portion of his, her or its Company Shares to Parent or its affiliates in lieu of receiving the Merger Consideration in respect thereof pursuant to the Closing.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Special Committee” means the committee established by the Company Board consisting only of independent and disinterested directors of the Company.
“Special Meeting” means the special meeting of the stockholders of the Company to be held on June 26, 2026 at 11:00 a.m., Eastern time, and any adjournment or postponement thereof.
“Surviving Corporation” means the Company, as the surviving corporation of the Merger.
“WCAS” means WCAS XIV, L.P., a Delaware limited partnership.
“WCAS Filing Parties” means WCAS and Stallion Group Parent, L.P., Stallion Group Parent GP, LLC, WCAS XIV Associates LLC, WCAS Management, L.P. and WCAS Management, LLC, as further described in the section of this proxy statement captioned “Important Information Regarding the Purchaser Filing Parties — WCAS Filing Parties”.

SUMMARY TERM SHEET
This summary term sheet discusses the material terms contained in this proxy statement and may not contain all of the information that may be important to you. Accordingly, we encourage you to carefully read this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement in their entirety.
Introduction
On March 2, 2026, the Company entered into the Merger Agreement, pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent is a wholly owned subsidiary of WCAS, which is an investment fund affiliated with Welsh, Carson, Anderson and Stowe, a leading U.S. private equity firm primarily focused on investments in two target industries: technology and healthcare. If the Merger is completed, each outstanding Company Share (other than as described below) will be converted into the right to receive the Merger Consideration and the Company will become a privately held company. The Company is asking its stockholders to consider and vote on the adoption of the Merger Agreement and approval of the transactions contemplated thereby, including the Merger.
The Company Board (i) formed the Special Committee to consider, review, evaluate, negotiate, recommend or approve any potential strategic transactions with potential acquirors and the Company or any alternative transaction, including maintaining the status quo of the Company as a standalone company, (ii) delegated to the Special Committee, to the fullest extent permitted by law, the full power and authority of the Company Board, including the power and authority to (A) formulate, establish, oversee, direct and control the process for reviewing, evaluating and negotiating any potential transaction or any alternative thereto (each, a “Potential Transaction”), (B) evaluate, negotiate, approve, authorize, reject or recommend any Potential Transaction or any alternative thereto, which delegation, authorization and empowerment included the power under Section 203 of the DGCL to approve, for purposes of Section 203 of the DGCL, any Potential Transaction or any alternative thereto and (C) determine not to proceed with any Potential Transaction, (iii) authorized and empowered the Special Committee to do all acts as may be necessary or appropriate in its judgment to carry out the duties of the Special Committee, (iv) resolved that the Company Board shall not approve, adopt or recommend any Potential Transaction unless the Special Committee shall have first recommended such Potential Transaction to the Company Board and (v) authorized the Special Committee to retain, at the Company’s expense, its own independent legal counsel, financial advisors, valuation experts and such other advisors and consultants as the Special Committee deemed necessary or appropriate to assist it in carrying out its duties. The Special Committee is comprised solely of members of the Company Board who were determined by the disinterested members of the Company Board to be independent of and disinterested with respect to the Purchaser Filing Parties and the transactions contemplated by the Merger Agreement, including the Merger. As more fully described below, the Special Committee, with the assistance of its own independent financial and legal advisors, considered, evaluated and negotiated the Merger Agreement. At the conclusion of its review, the Special Committee, among other things, unanimously (a) determined that it is fair to and in the best interests of the Company and the Company Unaffiliated Stockholders for the Company to enter into the Merger Agreement and declared the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, advisable and (b) recommended that the Company Board (i) declare the Merger Agreement and the transactions contemplated thereby, including the Merger, advisable, (ii) adopt the Merger Agreement and approve the Merger and the other transactions contemplated by the Merger Agreement and (iii) recommend adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement by the holders of Company Shares. The disinterested members of the Company Board, acting upon the unanimous recommendation of the Special Committee, unanimously (1) determined that the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of the Company and the holders of Company Shares, including the Company Unaffiliated Stockholders, (2) adopted and approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, (3) directed that the Merger Agreement be submitted to the holders of Company Shares entitled to vote thereon for adoption thereby and (4) resolved to recommend that the holders of Company Shares adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement, including the Merger.

The Company and the Purchaser Filing Parties have filed a Schedule 13E-3 Transaction Statement with the SEC with respect to the transactions contemplated by the Merger Agreement solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. You may obtain additional information about the Schedule 13E-3 Transaction Statement under the caption “Where You Can Find Additional Information”.
The Parties to the Merger
The Company was formed as a Delaware corporation in October 2004 under the name Select Medical Holdings Corporation. The Company is one of the largest operators of critical illness recovery hospitals, rehabilitation hospitals, and outpatient rehabilitation clinics in the United States based on number of facilities. As of December 31, 2025, Select Medical operated 104 critical illness recovery hospitals in 28 states, 38 rehabilitation hospitals in 15 states, and 1,917 outpatient rehabilitation clinics in 39 states and the District of Columbia. On December 31, 2025, Select Medical had operations in 39 states and the District of Columbia. See the section of this proxy statement captioned “Where You Can Find Additional Information”.
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The Company Shares are listed on the NYSE under the symbol “SEM”. The Company’s corporate offices are located at 4714 Gettysburg Road, Mechanicsburg, Pennsylvania 17055.

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Parent.   Stallion Intermediate Corporation was formed on February 24, 2026 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, including the Merger, and has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement, including the Merger and arranging of the equity financing and the debt financing in connection with the Merger. Parent’s address is c/o Welsh, Carson, Anderson & Stowe, 599 Lexington Avenue, Suite 1800, New York, New York 10022, and its telephone number is (212) 893-9500. For more information about Parent, see the sections of this proxy statement captioned “The Parties to the Merger — Parent Entities” and “Important Information Regarding the Purchaser Filing Parties — Parent Entities”.

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Merger Sub.   Stallion MergerSub Corporation is a wholly owned subsidiary of Parent and was formed on February 24, 2026 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, including the Merger. Merger Sub has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement, including the Merger. Merger Sub’s address is c/o Welsh, Carson, Anderson & Stowe, 599 Lexington Avenue, Suite 1800, New York, New York 10022, and its telephone number is (212) 893-9500. For more information about Merger Sub, see the sections of this proxy statement captioned “The Parties to the Merger — Parent Entities” and “Important Information Regarding the Purchaser Filing Parties — Parent Entities”.

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Parent and Merger Sub are each wholly owned subsidiaries of WCAS, an investment fund affiliated with Welsh, Carson, Anderson and Stowe. In connection with the transactions contemplated by the Merger Agreement, WCAS will provide to Parent, at or prior to the closing of the Merger (the “Closing”), equity financing in an amount up to $880 million, on the terms and subject to the conditions set forth in that certain Equity Commitment Letter (the “Equity Commitment Letter”), dated as of March 2, 2026, by and between Parent and WCAS. Such amount, together with the Debt Financing (as defined below and described further in this proxy statement under the caption “Special Factors — Financing of the Merger”) and the commitment of each Rollover Holder to contribute its Rollover Shares to Parent, will be used to finance the aggregate Merger Consideration (including payments in respect of certain of the Company’s outstanding equity-based awards payable in connection with the Closing pursuant to the Merger Agreement), any other amounts required to be paid pursuant to the Merger Agreement at or prior to the consummation of the Merger and any fees, costs and expenses of or payable by Parent and Merger Sub in connection with the Merger and the other transactions contemplated under the Merger Agreement (the “Required Amount”), as described further in this proxy statement under the caption “Special Factors — Financing of the Merger”.

The Special Meeting

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Date, Time and Place.   The Special Meeting will be held on June 26, 2026 at 11:00 a.m., Eastern time. You may attend the Special Meeting solely via a live webcast on the internet at

https://meetnow.global/M9LMMUR. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares).
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Purpose.   At the Special Meeting, the Company will ask stockholders to vote on the following proposals:

(1)
The Merger Proposal: the proposal to adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement, including the Merger;

(2)
The Compensation Proposal: the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger; and

(3)
The Adjournment Proposal: the proposal to approve the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

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Record Date; Shares Entitled to Vote; Quorum.   You are entitled to vote at the Special Meeting if you owned Company Shares as of the close of business on the Record Date. As of May 11, 2026, there were 123,942,955 Company Shares outstanding and entitled to vote at the Special Meeting. For each Company Share that you own as of the close of business on the Record Date, you will have one vote on each matter submitted for a vote at the Special Meeting. A majority of the outstanding Company Shares entitled to vote at the Special Meeting, present online or represented by proxy, will constitute a quorum at the Special Meeting. Votes withheld and abstentions will be counted for purposes of determining whether a quorum has been reached. However, broker non-votes will not be counted for purposes of determining whether a quorum has been reached.

Votes Required
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The Merger Proposal.   Under the terms of the Merger Agreement, the approval of the Merger Proposal requires the affirmative vote of (1) the holders of Company Shares representing a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon and (2) holders of Company Shares representing a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon excluding any Company Shares beneficially owned by the Parent Affiliated Stockholders (collectively, the “Requisite Stockholder Approvals”).

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The Compensation Proposal.   Approval of the Compensation Proposal requires the affirmative vote of a majority of the Company Shares present online or represented by proxy at the Special Meeting and entitled to vote. This vote will be on a non-binding, advisory basis.

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The Adjournment Proposal.   Approval of the Adjournment Proposal requires the affirmative vote of a majority of the Company Shares present online or represented by proxy at the Special Meeting and entitled to vote.

Intent of the Company’s Directors and Executive Officers and Certain Stockholders to Vote in Favor of the Merger
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Intent of the Company’s Directors and Executive Officers to Vote in Favor of the Merger.   The Company’s directors and executive officers have informed the Company that, as of the date of this proxy statement, they intend to vote all of the Company Shares owned directly by them in favor of the Merger Proposal, the Compensation Proposal and the Adjournment Proposal. As of the Record Date, the Company’s directors and executive officers beneficially owned, in the aggregate, 19,879,142 Company Shares, collectively representing approximately 16.04% of the voting power of the Company Shares outstanding as of the Record Date, which includes the Company Shares beneficially owned by Mr. Ortenzio and Mr. Jackson, who agreed to vote their Company Shares in favor of the Merger Proposal pursuant to their respective Rollover Agreements. For more information, see the section of this proxy statement captioned “Special Factors — Intent of the Company’s Directors and Executive Officers to Vote in Favor of the Merger”.

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Intent of Certain Stockholders to Vote in Favor of the Merger.   Each of the Ortenzio Rollover Holders and Mr. Jackson, who beneficially owned approximately 11.31% and 1.12%, respectively, of the voting power of the outstanding Company Shares as of the Record Date, entered into a Rollover Agreement, pursuant to which such Rollover Holder agreed, among other things, to vote all of their Company Shares in favor of the Merger Proposal, subject to the terms and conditions contained in the Rollover Agreements. However, under the terms of the Merger Agreement, the Merger Proposal requires the affirmative vote of (1) holders of Company Shares representing a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon and (2) holders of Company Shares representing a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon, excluding any Company Shares beneficially owned, directly or indirectly, by the Parent Affiliated Stockholders. For more information, see the section of this proxy statement captioned “Special Factors — Intent of Certain Stockholders to Vote in Favor of the Merger”.

Reasons for the Merger; Recommendations of the Special Committee and the Company Board

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Special Committee’s Recommendation.   The Special Committee, pursuant to resolutions adopted at a meeting of the Special Committee held on March 2, 2026, unanimously (i) determined that it is fair to and in the best interests of the Company and the Company Unaffiliated Stockholders for the Company to enter into the Merger Agreement and declared the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, advisable and (ii) recommended that the Company Board (x) declare the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, advisable, (y) adopt the Merger Agreement and approve the Merger and the other transactions contemplated by the Merger Agreement and (z) recommend adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement by the holders of Company Shares. In addition, the Special Committee believes that the Merger is substantively and procedurally fair to the Company’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 of the Exchange Act. In reviewing the Merger, the Special Committee consulted with its independent financial and legal advisors and, where appropriate, with members of the Company’s management and considered other potential value creation opportunities. For a description of the reasons considered by the Special Committee, see the section of this proxy statement captioned “Special Factors — Reasons for the Merger; Recommendations of the Special Committee and the Company Board.”

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The Company Board’s Recommendation.   The disinterested members of the Company Board, acting upon the unanimous recommendation of the Special Committee, unanimously (i) determined that the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of the Company and the holders of Company Shares, including the Company Unaffiliated Stockholders, (ii) adopted the Merger Agreement and approved the execution, delivery and performance of the Merger Agreement by the Company and the consummation of the Merger and the other transactions contemplated by the Merger Agreement, (iii) resolved to recommend that the holders of Company Shares, including the Company Unaffiliated Stockholders, adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement, including the Merger, and (iv) directed that the Merger Agreement be submitted to the holders of Company Shares entitled to vote thereon for adoption thereby. In addition, the Company Board believes that the Merger is substantively and procedurally fair to the Company’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 of the Exchange Act. For a description of the reasons considered by the Company Board, see the section of this proxy statement captioned “Special Factors — Reasons for the Merger; Recommendations of the Special Committee and the Company Board.”

Opinion of the Financial Advisor to the Special Committee
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Goldman Sachs & Co. LLC (“Goldman Sachs”) delivered its opinion to the Special Committee that, as of March 2, 2026, and based upon and subject to the factors and assumptions set forth therein, the $16.50 in cash per outstanding Company Share to be paid to the holders (other than Parent, the Rollover Holders and their respective affiliates (“Excluded Holders”)) of Company Shares pursuant to the Merger Agreement was fair from a financial point of view to such holders.

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The full text of the written opinion of Goldman Sachs, dated March 2, 2026, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Special Committee in connection with its consideration of the transactions contemplated by the Merger Agreement. Goldman Sachs’ opinion is not a recommendation as to how any holder of Company Shares should vote with respect to the transactions contemplated by the Merger Agreement, including the Merger, or any other matter. Pursuant to an engagement letter between the Special Committee and Goldman Sachs, the Special Committee has agreed to pay Goldman Sachs a transaction fee of approximately $11 million, all of which is contingent upon consummation of the transactions contemplated by the Merger Agreement, including the Merger.

Position of the WCAS Filing Parties and Parent Entities as to the Fairness of the Merger

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The WCAS Filing Parties and the Parent Entities believe the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, are substantively and procedurally fair to the Company and the Company’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 of the Exchange Act. However, none of the WCAS Filing Parties nor the Parent Entities has undertaken any formal evaluation of the fairness of the Merger to the Company’s unaffiliated security holders or engaged a financial advisor for such purpose. The WCAS Filing Parties and the Parent Entities did not participate in the discussions or deliberations of the Special Committee or the Company Board regarding, nor have they received advice from the respective legal, financial or other advisors of the Special Committee or the Company Board as to, the fairness of the Merger. The belief of the WCAS Filing Parties and the Parent Entities as to the fairness of the Merger is based on the factors discussed in the section of this proxy statement captioned “Special Factors — Position of the WCAS Filing Parties and Parent Entities as to the Fairness of the Merger”.

Position of the Rollover Filing Parties as to the Fairness of the Merger

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Each Rollover Filing Party believes that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, are substantively and procedurally fair to the Company and the Company’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 of the Exchange Act. However, none of the Rollover Filing Parties has undertaken any formal evaluation of the fairness of the Merger to the Company’s unaffiliated security holders or engaged a financial advisor for such purpose. Although Mr. Ortenzio is the Executive Chairman of the Company Board, he was not a member of the Special Committee and did not participate in the deliberations of the Special Committee regarding, nor receive advice from the respective independent legal, financial or other advisors of the Special Committee as to, the fairness of the Merger. The belief of the Rollover Filing Parties as to the fairness of the Merger is based on the factors discussed in the section of this proxy statement captioned “Special Factors — Position of the Rollover Holders as to the Fairness of the Merger”.

Certain Effects of the Merger
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If the conditions to the completion of the Merger are either satisfied or waived, at the Effective Time (as defined below): (1) Merger Sub will merge with and into the Company, (2) the separate corporate existence of Merger Sub will cease and (3) the Company will continue as the Surviving Corporation in the Merger and as a wholly owned subsidiary of Parent. As a result of the Merger, the Company will cease to be a publicly traded company. If the Merger is completed, you will not own any shares of capital stock of the Surviving Corporation as a result of the Merger.

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The time at which the Merger becomes effective will occur upon the filing of a certificate of merger relating to the Merger with the Secretary of State of the State of Delaware (or at a later time as is permissible under the DGCL and as the Company, Parent and Merger Sub may agree and specify in the Certificate of Merger) (the “Effective Time”).

Treatment of Company Shares and Company Restricted Shares
Common Stock.   The Merger Agreement provides for the following treatment of Company Shares in connection with the Merger:

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At the Effective Time, each Eligible Share outstanding immediately prior to the Effective Time will cease to exist and will automatically be converted into the right to receive cash in an amount equal to the Merger Consideration, less any applicable tax withholdings. This amount represents a premium of approximately 18% over the Company’s unaffected share price of $14.01 per Company Share as of November 24, 2025, the last trading day prior to a publicly disclosed proposal being submitted by Mr. Ortenzio to the Company Board, and a premium of approximately 25% over the Company’s 90-day volume-weighted average closing Company Share price for the period ending on November 24, 2025. For more information, see the sections of this proxy statement captioned “Special Factors — Certain Effects of the Merger” and “The Merger Agreement — Merger Consideration — Company Shares”.

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At the Effective Time, Parent will deposit, or cause to be deposited, with the Paying Agent (as defined in the section of this proxy statement captioned “The Merger Agreement — Exchange and Payment Procedures”) an amount in cash in immediately available funds sufficient to pay the aggregate Merger Consideration. Subject to the terms of the Merger Agreement, once a stockholder has provided the Paying Agent with certain documentation required by the Paying Agent, the Paying Agent will pay the stockholder the portion of the aggregate Merger Consideration to which such stockholder is entitled in exchange for the Company Shares held by that stockholder. For more information, see the section of this proxy statement captioned “The Merger Agreement — Exchange and Payment Procedures”.

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After the Merger is completed, you will have the right to receive the Merger Consideration for each Company Share that you own as of immediately prior to the Effective Time, but you will no longer have any rights as a stockholder (except that record holders and beneficial owners of Company Shares who have neither voted in favor of the Merger nor consented thereto in writing, who have properly demanded appraisal of such shares of Company Shares pursuant to, and in accordance with, Section 262 of the DGCL, and who do not validly withdraw or otherwise lose their appraisal rights may have the right to receive a payment for the “fair value” of their Company Shares as determined pursuant to an appraisal proceeding as contemplated by the DGCL, as described in the section of this proxy statement captioned “Appraisal Rights”).

Excluded Shares.   The Merger Agreement provides that each Excluded Share will automatically be cancelled without payment of any consideration and will cease to exist.
Rollover Shares.   The Merger Agreement provides that each Rollover Share shall be contributed (or otherwise transferred), directly or indirectly, to Parent pursuant to the terms of the Rollover Agreements prior to the Effective Time and shall as of the Effective Time automatically be cancelled without payment of any consideration therefor and shall cease to exist.
Company Restricted Shares.   The Merger Agreement provides that each Company Restricted Share (other than Company Restricted Shares that are Rollover Shares) outstanding immediately prior to the Effective Time will vest in full as of immediately prior to the Effective Time and will cease to exist and will automatically be converted into the right to receive cash in an amount equal to the Merger Consideration, less any applicable tax withholdings. This amount will be paid to the applicable holder no later than the first payroll date that occurs more than four business days following the Effective Time. For more information about the treatment of Company Restricted Shares, see the sections of this proxy statement captioned “Special Factors — Certain Effects of the Merger”, “The Merger Agreement — Merger Consideration — Company Restricted Shares” and “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger”.
Certain Effects on the Company if the Merger is Not Completed
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If the Merger Agreement is not adopted as a result of the failure to obtain the Requisite Stockholder Approvals, or if the Merger is not completed for any other reason, the Company’s stockholders will not receive any payment for their Company Shares in connection with the Merger. Instead, (1) the Company will remain an independent public company, (2) the Company Shares will continue to be listed and traded on the NYSE and registered under the Exchange Act and (3) the Company will continue to file periodic reports with the SEC. For more information, see the section of this proxy statement captioned “Special Factors — Certain Effects on the Company if the Merger is Not Completed”.

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In specified circumstances in which the Merger Agreement is terminated, the Company has agreed to pay Parent the Company Termination Fee of $66,504,813. For more information, see the section of this proxy statement captioned “The Merger Agreement — Company Termination Fee”.

Interests of the Company’s Directors and Executive Officers in the Merger
In considering the recommendations of the Special Committee and the disinterested members of the Company Board with respect to the Merger, you should be aware that, aside from their interests as holders of Company Shares, the Company’s directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder. In particular:
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Certain members of the Company Board received and are entitled to receive compensation for their service on the Special Committee;

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The Company’s directors and officers are and will remain entitled to continued indemnification and insurance coverage in accordance with the terms of the Merger Agreement, the Company’s Amended and Restated Certificate of Incorporation and Bylaws and indemnification agreements between such individuals and the Company;

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Each outstanding Company Restricted Share (other than Company Restricted Shares that are Rollover Shares) held by executive officers and non-employee directors of the Company immediately prior to the Effective Time will vest in full as of immediately prior to the Effective Time and will cease to exist and will automatically be converted into the right to receive cash in an amount equal to the Merger Consideration, less any applicable tax withholdings;

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Each of David S. Chernow and Mr. Ortenzio is party to an employment agreement with the Company that provides for severance payments and benefits in the event of their termination of employment under certain circumstances in connection with a change of control (as defined in the section of this proxy statement captioned “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger — Change in Control and Severance Benefits Under Existing Agreements”);

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Each of Mr. Jackson, Thomas Mullin, John Saich, Brian Rusignuolo and Michael Malatesta is party to a change in control agreement with the Company that provides for severance payments and benefits in the event of their termination of employment under certain circumstances in connection with a change of control (as defined in the section of this proxy statement captioned “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger — Change in Control and Severance Benefits Under Existing Agreements”);

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Mr. Ortenzio, David S. Chernow and Mr. Jackson may be eligible to receive a tax gross-up payment pursuant to the terms of their respective employment agreement or change in control agreement (the “Gross-Up Payments”);

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Mr. Ortenzio is a member of the Company Board and a Rollover Holder and, as a result, will indirectly own, together with his family members, approximately 19% of the Surviving Corporation after the Effective Time, will have certain direct or indirect governance rights and employee arrangements with respect to the Surviving Corporation or its affiliates;

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Mr. Jackson is the Senior Executive Vice President, Strategic Finance and Operations of the Company and a Rollover Holder and, as a result, will indirectly own approximately 2% of the Surviving Corporation after the Effective Time, will have certain direct or indirect governance rights and employee arrangements with respect to the Surviving Corporation or its affiliates;

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Russell Carson is a member of the Company Board and was a co-founder of Welsh, Carson, Anderson & Stowe and, as a result, is not considered a disinterested director for the purposes of the Merger Agreement and the transactions contemplated thereby, including the Merger; and

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Thomas Scully is a member of the Company Board and a general partner of Welsh, Carson, Anderson & Stowe and, as a result, is not considered a disinterested director for the purposes of the Merger Agreement and the transactions contemplated thereby, including the Merger.

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James Ely and Katherine Davisson are limited partners in a fund (over whose investment decisions they have no discretion) created by Mr. Carson. The amounts of such investments were not material to the net worth of either director. After announcement of the Merger, Mr. Ely and Ms. Davisson became aware that such fund was contemplating participating as an equity financing source with WCAS to fund a portion of the Required Amount. The fund ultimately determined not to do so at this time (but could determine otherwise prior to the Closing).
The Special Committee and the Company Board were aware of and considered these interests to the extent that they existed at the time, among other matters. For a more detailed description of the interests of the Company’s executive officers and directors in the Merger, see “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger”.
Rollover Agreements
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In connection with the transactions contemplated by the Merger Agreement, including the Merger, on March 2, 2026, the Ortenzio Rollover Holders and Mr. Jackson, who beneficially owned Company Shares representing approximately 11% and 1%, respectively, of the voting power of the outstanding Company Shares as of February 28, 2026, each entered into a Rollover Agreement with Parent. Pursuant to the Rollover Agreements and subject to the terms and conditions described in the section of this proxy statement captioned “The Rollover Agreements”, among other things, the Rollover Holders will each contribute such Rollover Holder’s Rollover Shares to Parent in exchange for the issuance by Parent to such Rollover Holder a number of newly issued shares of common stock of Parent equal to the number of Rollover Shares contributed by such Rollover Holder, which contribution and exchange will happen immediately prior to the Closing (such contribution and exchange, the “Rollover”). As a result of the Rollover, the Rollover Filing Parties are expected to collectively own approximately 21% of Parent immediately following Closing. As a result of the Merger, the Rollover Shares contributed to Parent by each of the Rollover Holders will as of the Effective Time be automatically cancelled without any consideration therefor and will cease to exist. The Rollover Holders agreed that they will not be entitled to any Merger Consideration in respect of their Rollover Shares and waived, released and forever discharged any appraisal rights related to the Merger. Pursuant to the Interim Investors Agreement, Mr. Ortenzio and Mr. Jackson agreed to use their reasonable best efforts to agree upon a final structure for the implementation of the transactions contemplated by the Merger Agreement, including the Rollover, and for their respective indirect ownership of the Company after the Closing. As a result, the final structure of the Rollover may differ from the structure described herein.

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Pursuant to the Rollover Agreements, among other things, each Rollover Holder (i) is prohibited from selling, disposing of, assigning, pledging, collateralizing, encumbering or otherwise transferring any of such Rollover Holder’s Rollover Shares until the Closing without obtaining the prior written consent of Parent and (ii) agreed to vote all of the Company Shares beneficially owned by such Rollover Holder in favor of the Merger Proposal. The Company is named as a third party beneficiary of the Rollover Agreements with respect to enforcement of the voting provisions set forth therein.

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The Purchaser Filing Parties may invite other members of management and the Company Board (other than members of the Special Committee) to participate in the Rollover as well by entering into Rollover Agreements, with the prior written approval of the Special Committee (such approval not to be unreasonably withheld, conditioned or delayed).

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For more information, see the section of this proxy statement captioned “The Rollover Agreements” and the full text of the Rollover Agreements, attached as Annex C, D, E, F, G, H and I to this proxy statement, which are incorporated by reference in this proxy statement in their entirety.

Interim Investors Agreement
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In connection with the transactions contemplated by the Merger Agreement, including the Merger, on March 2, 2026, Parent, Merger Sub, WCAS, Mr. Ortenzio and Mr. Jackson entered into that certain Interim Investors Agreement (the “Interim Investors Agreement”), pursuant to which the parties thereto each agreed to certain terms and conditions that will govern certain actions of Parent and Merger Sub and the relationship among the Purchaser Filing Parties with respect to the Merger Agreement and the transaction contemplated therein, including the Merger, until the earlier of the Closing and the termination of the Merger Agreement in accordance with its terms. The Interim Investors Agreement provides for, among other things, subject to certain limitations or exceptions therein, (i) cooperation among the parties thereto with respect to regulatory efforts and filings required pursuant to the Merger Agreement and (ii) the allocation of transaction expenses and the consent rights of the parties thereto for any amendments, consents or waivers under the Merger Agreement.
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For more information, see the section of this proxy statement captioned “The Interim Investors Agreement” and the full text of the Interim Investors Agreement, attached as Annex J to this proxy statement, which is incorporated by reference in this proxy statement in its entirety.

U.S. Federal Income Tax Considerations of the Merger
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For U.S. federal income tax purposes, the receipt of Merger Consideration by a U.S. Holder (as defined under the section of this proxy statement captioned, “Special Factors — U.S. Federal Income Tax Considerations of the Merger”) in exchange for such U.S. Holder’s Company Shares in the Merger will be a taxable transaction. In general, such U.S. Holder’s gain or loss will be an amount equal to the difference, if any, between the amount of cash that such U.S. Holder receives pursuant to the Merger and such U.S. Holder’s adjusted tax basis in the Company Shares surrendered in the Merger.

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A Non-U.S. Holder (as defined under the section of this proxy statement captioned, “Special Factors — U.S. Federal Income Tax Considerations of the Merger”) who exchanges Company Shares for Merger Consideration in the Merger will generally not be subject to U.S. federal income tax with respect to such exchange unless such Non-U.S. Holder has certain connections with the United States.

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For a more complete description of the U.S. federal income tax considerations of the Merger, see the section of this proxy statement captioned “Special Factors — U.S. Federal Income Tax Considerations of the Merger”.

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Holders of Company Shares should consult their tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

Restrictions on Solicitation of Other Acquisition Offers
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During the period beginning on March 2, 2026 and continuing until the earlier to occur of the termination of the Merger Agreement and the Effective Time, the Company is subject to customary “non-solicitation” restrictions on its ability to solicit alternative Company Acquisition Proposals from third parties and to provide information to, and participate in discussions and engage in negotiations with, third parties regarding any alternative Company Acquisition Proposals, subject to a customary “fiduciary out” provision that allows the Company, the Company Board (acting upon the recommendation of the Special Committee) and the Special Committee, at any time prior to the receipt of the Requisite Stockholder Approvals, under certain specified circumstances and after entry into an Acceptable Confidentiality Agreement, to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to an unsolicited bona fide written Company Acquisition Proposal made after the date of the Merger Agreement that did not result from a material breach of the non-solicitation provisions, if the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee determines in good faith (after consultation with its outside legal counsel and financial advisor) that such Company Acquisition Proposal either constitutes a Company Superior Proposal or would reasonably be expected to result in a Company Superior Proposal, and that the failure to take such actions would be inconsistent with the directors’ fiduciary duties under applicable law, and provided that any non-public information provided to such third party has previously been made available to Parent or is made available to Parent prior to or promptly after the time such information is made available to such third party. In addition, if the Company receives, prior to the Special Meeting, an inquiry, proposal, request or offer that did not result from a material breach of the non-solicitation provisions, the Company and its representatives may contact the person who made such Company Acquisition Proposal solely to clarify the terms of such inquiry, proposal, request or offer. For more information, see the section of this proxy statement captioned “The Merger Agreement — Solicitation of Other Offers”.

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The Company is not entitled to terminate the Merger Agreement to enter into an agreement for a Company Superior Proposal unless, prior to the receipt of the Requisite Stockholder Approvals, it complies with certain procedures in the Merger Agreement, including providing prior written notice to Parent at least four business days (or two business days in the case of any amendment or revision to a Company Acquisition Proposal, which will be deemed a new Company Acquisition Proposal for these purposes) in advance of its intention to take such action, providing certain information regarding the Company Superior Proposal to Parent (including the identity of the person making such proposal and the material terms thereof), and engaging in good faith negotiations with Parent during such notice period. If the Company terminates the Merger Agreement in order to enter into an Acquisition Agreement with respect to a Company Superior Proposal, the Company must pay the Company Termination Fee (as defined below) of $66,504,813 to Parent prior to or concurrently with, and as a condition to, such termination. If Parent terminates the Merger Agreement because the Company Board or the Special Committee has effected a Change of Company Recommendation (as defined below), the Company must pay the Company Termination Fee to Parent promptly (and in any event within two business days) following such termination. For more information, see the section of this proxy statement captioned “The Merger Agreement — Recommendation Changes”.
Change in the Company Board’s Recommendation
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The Company Board (or a committee thereof, including the Special Committee) may not (a) amend, modify, withhold, qualify or withdraw its recommendation that the Company’s stockholders approve the Merger Proposal, (b) authorize, approve, recommend or otherwise declare advisable, or publicly propose to authorize, approve, recommend or otherwise declare advisable, any Company Acquisition Proposal or proposal that would reasonably be expected to lead to a Company Acquisition Proposal, (c) if any Company Acquisition Proposal structured as a tender offer or exchange offer is commenced, fail to recommend against acceptance of such tender offer or exchange offer within ten business days of the commencement thereof pursuant to Rule 14d-2 of the Exchange Act or (d) fail to reaffirm its recommendation that the Company’s stockholders approve the Merger Proposal within ten business days after receiving a written request to do so from Parent promptly after any Company Acquisition Proposal or any material modification thereto shall have first been publicly made, sent or given to the holders of Company Shares, or within two business days of such request in the event such Company Acquisition Proposal or material modification is publicly made, sent or given less than ten business days prior to the Special Meeting (any of the foregoing actions, a “Change of Company Recommendation”), other than, prior to but not after the time the Requisite Stockholder Approvals are obtained, under certain limited circumstances, if the Company Board, acting upon the recommendation of the Special Committee, or the Special Committee determines in good faith, after consultation with its financial advisor and outside legal counsel, that (i) an Intervening Event has occurred and failure to take such action would be inconsistent with the Company Board’s fiduciary duties under applicable law or (ii) the Company has received a Company Acquisition Proposal that constitutes a Company Superior Proposal and failure to take such action would be inconsistent with its fiduciary duties under applicable law, and in each case the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee complies with the terms of the Merger Agreement.

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Moreover, neither the Company Board, acting upon the recommendation of the Special Committee, nor the Special Committee may effect a Change of Company Recommendation unless the Company first provides Parent with at least four business days’ prior written notice of its intention to do so and the basis therefor, and during such notice period the Company and the Special Committee negotiate in good faith with Parent regarding any revisions Parent proposes to the terms of the Merger Agreement. Prior to effecting any such Change of Company Recommendation, the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee must take into account any amendments or other revisions to the Merger Agreement agreed to by Parent in writing prior to the end of the notice period and must determine in good faith, after consultation with its outside legal counsel and financial advisor, that the failure to effect such Change of Company Recommendation would still be inconsistent with the directors’ fiduciary duties under applicable law. Any material revision to a Company Acquisition Proposal will be deemed a new proposal, resetting the notice period to two business days. If Parent terminates the Merger Agreement because the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee has effected a Change of Company Recommendation, or if the Company terminates the Merger Agreement to enter into an agreement with respect to a Company Superior Proposal, then the Company must pay to Parent the Company Termination Fee of $66,504,813.
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For more information, see the section of this proxy statement captioned “The Merger Agreement — Recommendation Changes”.

Financing of the Merger
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The obligation of Parent and Merger Sub to consummate the Merger is not subject to any financing condition. Parent and Merger Sub intend to finance the aggregate Merger Consideration and any other amounts required to be paid pursuant to the Merger Agreement at or prior to the consummation of the Merger and any fees, costs and expenses of or payable by Parent and Merger Sub in connection with the Merger and the other transactions contemplated under the Merger Agreement through the Equity Financing (as defined below), the Debt Financing (as defined below) and the Rollover (as defined below) (collectively, the “Financing”), each as described below.

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Equity Financing:   In connection with the financing of the Merger, Parent and WCAS entered into the Equity Commitment Letter, pursuant to which, subject to the terms and conditions therein, WCAS will provide Parent with equity financing in an amount up to $880 million (the “Equity Financing”), which may be reduced in accordance with the terms set forth in the Equity Commitment Letter. Pursuant to the terms of the Equity Commitment Letter, the Company has a right to seek specific performance to cause WCAS to fund an amount up to the Equity Financing to Parent in accordance with the terms of the Equity Commitment Letter. In addition, it is anticipated that certain Rollover Holders, or members of their families, may contribute additional cash to Parent in exchange for equity interests in Parent, which contributions would reduce the amount of the Equity Financing provided by WCAS dollar-for-dollar.

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Debt Financing:   In connection with the financing of the Merger, concurrently with entering into the Merger Agreement, Parent entered into a commitment letter (the “Original Commitment Letter”), dated March 2, 2026, with JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association and Wells Fargo Securities, LLC (collectively, the “Original Debt Commitment Parties”), pursuant to which the Original Debt Commitment Parties agreed to provide Parent, subject to the terms and conditions set forth in the Original Commitment Letter, up to $1 billion aggregate principal amount of senior secured increasing rate bridge loans under a new senior secured credit facility (the “New Revolving Commitments”) for the purposes of paying the aggregate Merger Consideration and any other amounts required to be paid pursuant to the Merger Agreement at or prior to the consummation of the Merger and any fees, costs and expenses of or payable by Parent and Merger Sub in connection with the Merger and the other transactions contemplated under the Merger Agreement (the “Debt Financing”). On March 14, 2026, Parent entered into an amended and restated commitment letter (the “Debt Commitment Letter” and, together with the Equity Commitment Letter, the “Commitment Letters”), amending and restating the Original Commitment Letter in its entirety, with the Original Debt Commitment Parties and Bank of America, N.A., BofA Securities, Inc., Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc., Truist Bank, Truist Securities, Inc., Royal Bank of Canada, The Bank of Nova Scotia, Mizuho Bank, Ltd., Capital One, National Association, PNC Bank, National Association, PNC Capital Markets LLC and Fifth Third Bank, National Association (collectively with the Original Debt Commitment Parties, the “Debt Commitment Parties”), pursuant to which the Debt Commitment Parties agreed to provide the Debt Financing, subject to the terms and conditions contained in the Debt Commitment Letter. The obligations of the Debt Commitment Parties to provide the Debt Financing under the Debt Commitment Letter are subject to a number of customary conditions, including consummation of the Merger. The Company’s existing indebtedness is expected to remain outstanding as of Closing and be unaffected by the Merger.

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Rollover Equity:   Pursuant to the Rollover Agreements, as described under “Special Factors — Rollover Agreements”, the Rollover Filing Parties agreed to Rollover all or a portion of their Company Shares in lieu of receiving the Merger Consideration in respect of such Company Shares. As of the time of the mailing of this proxy statement, the Rollover Filing Parties collectively committed to Rollover 14,335,221 of Company Shares, which will accordingly reduce the aggregate Merger Consideration payable at Closing by $236.5 million. With the prior written approval of the Special Committee (such approval not to be unreasonably withheld, conditioned or delayed), the Purchaser Filing Parties may invite other members of management and the Company Board (other than members of the Special Committee) to participate in the Rollover as well, which additional Rollovers would further reduce the amount of Merger Consideration payable at the Closing. Any additional Rollovers would be expected to reduce either the amount of the Equity Financing from WCAS or the amount borrowed under the Debt Financing at Closing.
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For more information, please see the section of this proxy statement captioned “Special Factors — Financing of the Merger”.

Conditions to the Closing of the Merger
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Obligations of Parent, Merger Sub and the Company.   The respective obligations of Parent, Merger Sub and the Company to effect the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:

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each of the Requisite Stockholder Approvals shall have been obtained (which condition is not waivable);

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no court or other governmental entity of competent jurisdiction shall have issued, enforced or entered an order or enacted, issued, promulgated or enforced any law (in each case, whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, makes illegal or otherwise prohibits consummation of the Merger or the other transactions contemplated by the Merger Agreement;

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the expiration or termination of any required waiting periods or extensions thereof, including any timing or similar agreement with any governmental entity applicable to the consummation of the Merger under the HSR Act; and

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the receipt of certain required regulatory approvals, including certain healthcare regulatory approvals.

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Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the Effective Time of the following conditions:

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the accuracy of the representations and warranties of the Company in the Merger Agreement, subject to applicable materiality or other qualifiers, as of certain dates set forth in the Merger Agreement, including the Company Board having received an opinion from KPMG LLP (or, if KPMG LLP is unable or unwilling to deliver such opinion, another nationally recognized accounting firm or law firm reasonably acceptable to the Company), dated as of the date of the Closing, to the effect that the Merger will not cause the prior spin-off of Concentra Group Holdings Parent, Inc. (“Concentra”) to fail to qualify for its intended tax-free treatment;

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the Company having performed or complied in all material respects with all agreements, covenants and obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time;

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no Company Material Adverse Effect (as defined in the section of this proxy statement captioned “The Merger Agreement — Representations and Warranties”) having occurred since the date of the Merger Agreement and be continuing; and

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receipt by Parent at the Closing of a certificate signed on behalf of the Company by an executive officer of the Company certifying that the conditions set forth above have been satisfied.

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Obligations of the Company.   The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Effective Time of each of the following conditions:

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the accuracy of the representations and warranties of Parent and Merger Sub in the Merger Agreement, subject to applicable materiality or other qualifiers, as of certain dates set forth in the Merger Agreement;

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Parent and Merger Sub having performed or complied in all material respects with all agreements, covenants and obligations required to be performed by them under the Merger Agreement at or prior to the Effective Time; and

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the receipt by the Company at the Closing of a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent certifying that the conditions set forth above have been satisfied.

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For more information, see the section of this proxy statement captioned “The Merger Agreement — Conditions to the Closing of the Merger”.

Termination Fees and Remedies
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Payment of Company Termination Fee by the Company.   Upon termination of the Merger Agreement, and as further described in the section of this proxy statement captioned “The Merger Agreement — Company Termination Fee”, under specified circumstances, including the Company terminating the Merger Agreement to enter into an Acquisition Agreement with respect to a Company Superior Proposal or Parent terminating the Merger Agreement due to a Change of Company Recommendation, in each case, pursuant to and in accordance with the “fiduciary out” provisions of the Merger Agreement, the Company will be required to pay Parent a termination fee of $66,504,813 (the “Company Termination Fee”). The Company Termination Fee will also be payable by the Company if the Merger Agreement is terminated under certain circumstances and prior to such termination, (i) a Company Acquisition Proposal (x) has been made to the Company or has been publicly announced or disclosed and (y) not irrevocably withdrawn or otherwise abandoned and (ii) any Company Acquisition Proposal is consummated or the Company enters into an agreement relating to a Company Acquisition Proposal, in each case, within 12 months after the termination of the Merger Agreement.

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Payment of Parent Termination Fee by Parent.   Upon termination of the Merger Agreement, and as further described in the section of this proxy statement captioned “The Merger Agreement — Parent Termination Fee”, under specified circumstances, Parent will be required to pay the Company a termination fee of $133,009,627 (the “Parent Termination Fee”).

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Specific Performance.   Under specified circumstances, Parent, Merger Sub and the Company are entitled, in addition to any other remedy available at law or in equity (including monetary damages), to seek (i) an order of specific performance to enforce the observance and performance of any covenant or obligation under the Merger Agreement or the Equity Commitment Letter and (ii) an injunction restraining any breach or threatened breach thereof. The Company’s right to enforce specifically Parent’s and Merger Sub’s obligation to consummate the Merger, and WCAS’s obligation to fund the Equity Financing, is subject to the satisfaction of each of the following conditions: (w) all of the conditions to each party’s obligation to effect the Merger and to Parent and Merger Sub’s obligations to consummate the Merger have been satisfied or waived; (x) the Company has irrevocably confirmed in writing to Parent that all conditions to the Company’s obligation to consummate the Merger have been satisfied (or that the Company is willing to waive any unsatisfied such conditions) and that the Company is ready, willing and able to consummate the Closing if specific performance is granted and the Debt Financing is funded; (y) the Debt Financing has been funded or will be funded at the Closing; and (z) the Merger has not yet been consummated.

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For more information, see the sections of this proxy statement captioned “The Merger Agreement — Company Termination Fee” and “The Merger Agreement — Parent Termination Fee”.

Appraisal Rights
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If the Merger is consummated, holders of record or beneficial owners of Company Shares (other than the Rollover Shares) who (1) do not vote in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (2) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their applicable Company Shares through the Effective Time, (3) properly demand appraisal of their Company Shares prior to the vote on the Merger Proposal at the Special Meeting, (4) meet certain statutory requirements described in this proxy statement and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their Company Shares in connection with the Merger under Section 262 of the DGCL if certain conditions set forth in Section 262(g) of the DGCL are satisfied. The requirements under Section 262 of the DGCL for perfecting and exercising appraisal rights are described in further detail in the section of this proxy statement captioned “Appraisal Rights”, which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
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This means that these holders of record and beneficial owners may be entitled to have their Company Shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their Company Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined by the Delaware Court of Chancery to be fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment shall be compounded quarterly and shall accrue at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. At any time before the entry of judgment in the proceeding, the Surviving Corporation may make a voluntary cash payment to persons entitled to appraisal, in which case interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (2) interest theretofore accrued, unless paid at that time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, any persons who wish to seek appraisal of their Company Shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights. Persons considering seeking appraisal should be aware that the fair value of their Company Shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their Company Shares. For more information, see the section of this proxy statement captioned “Appraisal Rights — Determination of Fair Value”.

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To exercise appraisal rights, a holder of record or a beneficial owner of Company Shares must (1) submit a written demand for appraisal of such holder’s or beneficial owner’s Company Shares to the Company before the vote is taken on the Merger Proposal at the Special Meeting, (2) not vote, in person or by proxy, in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (3) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their Company Shares through the Effective Time, (4) strictly comply with all other procedures for exercising appraisal rights under the DGCL and (5) not withdraw the appraisal demand or otherwise lose his, her or its rights to appraisal. If you are a beneficial owner of Company Shares and you wish to exercise your appraisal rights in such capacity, in addition to the foregoing requirements, your demand for appraisal must also (i) reasonably identify the holder of record of the Company Shares for which the demand is made, (ii) be accompanied by documentary evidence of your beneficial ownership of Company Shares and a statement that such documentary evidence is a true and correct copy of what it purports to be, and (iii) provide an address at which you consent to receive notices given by the Surviving Corporation hereunder and to be set forth on the verified list required by Section 262(f) of DGCL. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. The requirements under Section 262 of the DGCL for perfecting and exercising appraisal rights are described in further detail in the section of this proxy statement captioned “Appraisal Rights”, which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

Litigation Relating to the Merger
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As of the date of this proxy statement, no lawsuits relating to the Merger have been filed; however, the Company has received demand letters from purported stockholders (i) making a formal request to inspect the Company’s books and records and (ii) alleging material misrepresentations or omissions in this proxy statement. For a more detailed description of litigation relating to the Merger, see the section of this proxy statement captioned “Special Factors — Litigation Relating to the Merger”.

QUESTIONS AND ANSWERS
The following questions and answers address some commonly asked questions regarding the Merger, the Merger Agreement and the Special Meeting. These questions and answers may not address all questions that are important to you. The Company encourages you to carefully read the more detailed information contained elsewhere in this proxy statement, including the annexes to this proxy statement and the other documents to which the Company refers in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement captioned “Where You Can Find Additional Information”.
Q:
Why am I receiving these materials?

A:
On March 2, 2026, the Company entered into the Merger Agreement. Under the Merger Agreement, Parent will acquire all of the outstanding Company Shares for the aggregate Merger Consideration. In order to complete the Merger, the Company’s stockholders must vote to adopt and approve the Merger Agreement at the Special Meeting pursuant to the Requisite Stockholder Approvals. This approval is a condition to the consummation of the Merger. See the section of this proxy statement captioned “The Merger Agreement — Conditions to the Closing of the Merger”. The Company Board is furnishing this proxy statement and form of proxy card to the holders of Company Shares as of the Record Date in connection with the solicitation of proxies of the Company’s stockholders to be voted at the Special Meeting.

This proxy statement, which you should read carefully, contains important information about the Merger, the Merger Agreement, the Special Meeting and the matters to be voted on at the Special Meeting. The enclosed materials allow you to submit a proxy to vote your Company Shares without attending the Special Meeting and to ensure that your Company Shares are represented and voted at the Special Meeting.
Your vote is very important. Even if you plan to attend the Special Meeting, the Company encourages you to submit a proxy as soon as possible.
Q:
What is the Merger and what effects will it have on the Company?

A:
The Merger is the acquisition of the Company by Parent. If the Merger Proposal is approved by the Company’s stockholders, as required by the Requisite Stockholder Approvals, and the other closing conditions under the Merger Agreement are satisfied or waived, Merger Sub will merge with and into the Company, with the Company continuing as the Surviving Corporation. As a result of the Merger, the Company will become a wholly owned subsidiary of Parent, and the Company Shares will no longer be publicly traded and will be delisted from the NYSE. In addition, the Company Shares will be deregistered under the Exchange Act, and the Company will no longer file periodic reports with the SEC.

Q:
What will I receive if the Merger is completed?

A:
Upon consummation of the Merger, you will be entitled to receive the Merger Consideration, less any applicable tax withholdings, for each Company Share that you own as of immediately prior to the Effective Time, unless you have properly perfected and exercised, and not validly withdrawn or subsequently lost, your appraisal rights under the DGCL, and certain other conditions under the DGCL are satisfied. For example, if you own 100 Company Shares as of immediately prior to the Effective Time, you will be entitled to receive $1,650 in cash in exchange for your Company Shares, less any applicable tax withholdings.

Q:
How does the Merger Consideration compare to the market price of Company Shares?

A:
This amount represents a premium of approximately 18% over the Company’s unaffected price of $14.01 per Company Share as of November 24, 2025, the last trading day prior to a publicly disclosed proposal being submitted by Mr. Ortenzio to the Company Board, and a premium of approximately 25% over the Company’s 90-day volume-weighted average closing Company Share price for the period ending on November 24, 2025.

Q:
What will happen to the Company Restricted Shares?

A:
Each Company Restricted Share (other than Company Restricted Shares that are Rollover Shares) outstanding immediately prior to the Effective Time will vest in full as of immediately prior to the Effective Time and will cease to exist and will automatically be converted into the right to receive cash in an amount equal to the Merger Consideration, less any applicable tax withholdings. This amount will be paid no later than the first payroll date that occurs more than four business days following the Effective Time.

Q:
What am I being asked to vote on at the Special Meeting?

A:
You are being asked to vote on the following proposals:

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The Merger Proposal:   the proposal to adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement, including the Merger;

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The Compensation Proposal:   the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger; and

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The Adjournment Proposal:   the proposal to approve the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Q:
When and where is the Special Meeting?

A:
The Special Meeting will take place virtually on June 26, 2026 at 11:00 a.m. Eastern time. You may attend the Special Meeting solely via a live webcast on the internet at https://meetnow.global/M9LMMUR. You will be able to listen to the Special Meeting live and vote online. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares).

Q:
Who is entitled to vote at the Special Meeting?

A:
All of the holders of Company Shares as of the close of business on May 11, 2026, which is the Record Date for the Special Meeting, are entitled to vote their Company Shares at the Special Meeting. On that day, 123,942,955 Company Shares were outstanding and eligible to vote, and there were 134 registered holders. Each Company Share is entitled to one vote on each matter presented at the Special Meeting. A list of stockholders of record entitled to vote at the Special Meeting will be available at the Company’s corporate offices located at 4714 Gettysburg Road, Mechanicsburg, Pennsylvania, during regular business hours for a period of no less than 10 days before the Special Meeting and on the virtual meeting website during the Special Meeting.

Q:
What vote is required to approve the Merger Proposal?

A:
Under the terms of the Merger Agreement, the approval of the Merger Proposal requires the affirmative vote of the (1) holders of Company Shares representing a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon and (2) holders of Company Shares representing a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon, excluding any Company Shares beneficially owned, directly or indirectly, by the Parent Affiliated Stockholders.

Q:
What vote is required to approve each of (1) the Compensation Proposal and (2) the Adjournment Proposal?

A:
Approval of the Compensation Proposal requires the affirmative vote of a majority of the Company Shares present online or represented by proxy at the Special Meeting and entitled to vote. This vote will be on a non-binding, advisory basis.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the Company Shares present online or represented by proxy at the Special Meeting and entitled to vote.

Q:
What happens if I fail to vote or abstain from voting on a proposal?

A:
If you are a stockholder of record and fail to submit a validly executed proxy card, grant a proxy over the internet or by telephone, or vote your Company Shares at the Special Meeting, your Company Shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting, and such failure to vote will have the same effect as a vote “AGAINST” the Merger Proposal, but will not have any effect on the outcome of the vote on the Compensation Proposal or the Adjournment Proposal (assuming a quorum is present).

If you hold Company Shares in “street name” and you fail to instruct your broker, bank or other nominee on how to vote your Company Shares, your Company Shares will not be counted as present for purposes of determining the presence of a quorum at the Special Meeting, and such broker non-vote will have the same effect as a vote “AGAINST” the Merger Proposal, but will not have any effect on the outcome of the vote on the Compensation Proposal or the Adjournment Proposal (assuming a quorum is present).
If you abstain from voting your Company Shares, your Company Shares will be counted as present for purposes of determining the presence of a quorum at the Special Meeting, but such abstention will have the same effect as a vote “AGAINST” the Merger Proposal, but will not have any effect on the outcome of the vote on the Compensation Proposal or the Adjournment Proposal (assuming a quorum is present).
Q:
How will the Company’s directors and executive officers and certain other stockholders vote on the Merger Proposal?

A:
The Company’s directors and executive officers have informed the Company that, as of the date of this proxy statement, they intend to vote all of the Company Shares owned directly by them in favor of the Merger Proposal, the Compensation Proposal and the Adjournment Proposal. As of the Record Date, the Company’s directors and executive officers beneficially owned, in the aggregate, 19,879,142 Company Shares, collectively representing approximately 16.04% of the voting power of the Company Shares outstanding as of the Record Date, which includes the Company Shares beneficially owned by Mr. Ortenzio and Mr. Jackson, who agreed to vote their Company Shares in favor of the Merger Proposal pursuant to their respective Rollover Agreements. For more information, see the section of this proxy statement captioned “Special Factors — Intent of the Company’s Directors and Executive Officers to Vote in Favor of the Merger”.

The Rollover Filing Parties, who in the aggregate beneficially owned approximately 12.43% of the voting power of the outstanding Company Shares as of the Record Date, each entered into a Rollover Agreement, pursuant to which such Rollover Holder agreed, among other things, to vote all of their respective Company Shares in favor of the Merger Proposal, subject to the terms and conditions contained in the Rollover Agreements. For more information, see the section of this proxy statement captioned “Special Factors — Intent of Certain Stockholders to Vote in Favor of the Merger”.
Q:
What do I need to do now?

A:
We encourage you to read this proxy statement, the annexes to this proxy statement and the documents that the Company refers to in this proxy statement carefully and consider how the Merger affects you. Then, even if you expect to attend the Special Meeting, please grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card), or sign, date and return by mail, as promptly as possible, the enclosed proxy card, so that your Company Shares can be voted at the Special Meeting. If you hold your Company Shares in “street name”, please refer to the voting instruction form provided by your bank, broker or other nominee for information on how to vote your Company Shares.

Q:
What is the Special Committee, and what role did it play in evaluating the Merger?

A:
The Company Board (i) formed the Special Committee to consider, review, evaluate, negotiate, recommend or approve any potential strategic transactions with potential acquirors and the Company or any other alternative transaction, including maintaining the status quo of the Company as a standalone company, (ii) delegated to the Special Committee, to the fullest extent permitted by law, the full power and authority of the Company Board, including the power and authority to (A) formulate, establish, oversee, direct and control the process for reviewing, evaluating and negotiating any Potential Transaction, (B) evaluate, negotiate, approve, authorize, reject or recommend any Potential Transaction which delegation, authorization and empowerment included the power under Section 203 of the DGCL to approve, for purposes of Section 203 of the DGCL, any Potential Transaction or any alternative thereto and (C) determine not to proceed with any Potential Transaction, (iii) authorized and empowered the Special Committee to do all acts as may be necessary or appropriate in its judgment to carry out the duties of the Special Committee, (iv) resolved that the Company Board shall not approve, adopt or recommend any Potential Transaction unless the Special Committee shall have first recommended such Potential Transaction to the Company Board and (v) authorized the Special Committee to retain, at the Company’s expense, its own independent legal counsel, financial advisors, valuation experts and such other advisors and consultants as the Special Committee deemed necessary or appropriate to assist it in carrying out its duties. The Special Committee is comprised solely of members of the Company Board who were determined by the disinterested members of the Company Board to be independent of and disinterested with respect to the Purchaser Filing Parties and the transactions contemplated by the Merger Agreement, including the Merger. As more fully described in the section of this proxy statement captioned “Special Factors — Reasons for the Merger; Recommendation of the Special Committee and the Company Board”, the Special Committee evaluated the Merger Agreement, the Equity Commitment Letter and the transactions contemplated by the Merger Agreement, including the Merger, with the assistance of its own independent financial and legal advisors and, where appropriate, Company management and the Company’s outside legal advisor. At the conclusion of its review, the Special Committee, among other things, unanimously (1) determined that it is fair to and in the best interests of the Company and the Company Unaffiliated Stockholders for the Company to enter into the Merger Agreement and declared the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, advisable and (2) recommended that the Company Board (i) declare the Merger Agreement and the transactions contemplated thereby, including the Merger, advisable, (ii) adopt the Merger Agreement and approve the Merger and the other transactions contemplated by the Merger Agreement and (iii) recommend adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement by the holders of Company Shares. The disinterested members of the Company Board, acting upon the unanimous recommendation of the Special Committee, (1) determined that the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of the Company and the holders of Company Shares, including the Company Unaffiliated Stockholders, (2) adopted and approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, (3) directed that the Merger Agreement be submitted to the holders of Company Shares entitled to vote thereon for adoption thereby and (4) resolved to recommend that the holders of Company Shares adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement, including the Merger.
Q:
How does the Company Board recommend that I vote?

A:
The disinterested members of the Company Board, acting upon the unanimous recommendation of the Special Committee, unanimously recommend that you vote:

•
“FOR” the approval of the Merger Proposal;

•
“FOR” the approval of the Compensation Proposal; and

•
“FOR” the approval of the Adjournment Proposal.

You should read the section of this proxy statement captioned “Special Factors — Reasons for the Merger; Recommendation of the Special Committee and the Company Board” for a discussion of the factors that the Special Committee and the Company Board considered in deciding to recommend and/or approve, as applicable, the Merger Proposal.

Q:
What happens if the Merger is not completed?

A:
If the Merger Agreement is not adopted as a result of the failure to obtain the Requisite Stockholder Approvals, or if the Merger is not completed for any other reason, the holders of Company Shares will not receive any payment for their Company Shares. Instead: (1) the Company will remain an independent public company, (2) the Company Shares will continue to be listed and traded on the NYSE and registered under the Exchange Act and (3) the Company will continue to file periodic reports with the SEC.

In specified circumstances in which the Merger Agreement is terminated, the Company has agreed to pay Parent the Company Termination Fee of $66,504,813. For more information, see the section of this proxy statement captioned “The Merger Agreement — Company Termination Fee”.
Q:
What is the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger?

A:
The compensation that will or may become payable by the Company to the Company’s named executive officers in connection with the Merger is certain compensation that is based on or otherwise relates to the Merger and payable to certain of the Company’s named executive officers pursuant to underlying plans and arrangements that are contractual in nature. Compensation not described in the preceding sentence that will or may become payable by Parent or its affiliates (including, following the consummation of the Merger, the Surviving Corporation) to the Company’s named executive officers in connection with or following the Merger is not subject to this advisory vote. For further information, see the section of this proxy statement captioned “Proposal 2: The Compensation Proposal”.

Q:
Why am I being asked to cast a vote to approve the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger?

A:
The Company is required by SEC rules to seek approval, on a non-binding, advisory basis, of compensation that will or may become payable by the Company to its named executive officers that is based on or otherwise relates to the Merger. Approval of these compensation arrangements is not required to consummate the Merger.

Q:
What will happen if the Company’s stockholders do not approve the Compensation Proposal?

A:
Approval of the compensation that will or may become payable by the Company to its named executive officers that is based on or otherwise relates to the Merger is not a condition to consummation of the Merger. The vote is an advisory vote and will not be binding on the Company or Parent. The underlying plans and arrangements providing for such compensation are contractual in nature and are not, by their terms, subject to stockholder approval.

Accordingly, if the Merger Agreement is adopted by the Company’s stockholders and the Merger is consummated, such compensation will or may be paid to the Company’s named executive officers regardless of the outcome of this advisory vote.
Q:
What is the difference between “stockholder of record” and holder of stock in “street name”?

A:
If your Company Shares are registered directly in your name with our Transfer Agent and Registrar, Computershare Inc., you are a stockholder of record with respect to those Company Shares. If your Company Shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a holder of those Company Shares in street name. As a holder of Company Shares in street name, you have the right to instruct your broker, bank, trustee or nominee how to vote your Company Shares. If you do not provide the organization that holds your Company Shares with specific voting instructions, then under applicable rules, the organization that holds your Company Shares may generally vote your Company Shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your Company Shares does not receive instructions from you on how to vote your Company Shares on a non-routine matter, that organization does not have the authority to vote on the matter with respect to your Company Shares. This is generally referred to as a “broker non-vote”.

If your Company Shares are registered directly in your name with our Transfer Agent and Registrar, Computershare Inc., you are considered, with respect to those Company Shares, to be the “stockholder of record”. If you are a stockholder of record, this proxy statement and your proxy card have been sent directly to you by or on behalf of the Company. As a stockholder of record, you may attend the Special Meeting and vote your Company Shares at the Special Meeting using the control number on the enclosed proxy card.
If your Company Shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of Company Shares held in “street name”. If you are a beneficial owner of Company Shares held in “street name”, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those Company Shares, to be the stockholder of record.
As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your Company Shares by following their instructions for voting. You are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote your Company Shares at the Special Meeting unless you obtain and submit a “legal proxy” from your bank, broker or other nominee giving you the right to vote your Company Shares at the Special Meeting.
Q:
If my broker holds my shares in “street name”, will my broker vote my Company Shares for me?

A:
No. Your bank, broker or other nominee is permitted to vote your Company Shares on any proposal currently scheduled to be considered at the Special Meeting only if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee to vote your Company Shares.

If you do not provide your bank, broker or other nominee with voting instructions, your Company Shares will not be voted on any of the proposals, which will have the same effect as if you voted “AGAINST” the Merger Proposal, the Compensation Proposal and the Adjournment Proposal.
Q:
How may I vote?

A:
If you are a stockholder of record (that is, if your Company Shares are registered in your name with Computershare Inc., the Company’s Transfer Agent and Registrar), there are four ways to submit a proxy or vote:

•
by visiting the internet address on your proxy card and following the instructions;

•
by calling the toll-free (within the United States or Canada) phone number on your proxy card and following the instructions;

•
by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided; or

•
by attending the Special Meeting and voting at the Special Meeting using the control number on the enclosed proxy card.

The control number located on your proxy card is designed to verify your identity and allow you to vote your Company Shares and to confirm that your voting instructions have been properly recorded when submitting a proxy to vote electronically over the internet or by telephone. Although there is no charge for submitting a proxy to vote your Company Shares, if you submit a proxy to vote electronically over the internet or by telephone, you may incur costs such as internet access and telephone charges for which you will be responsible.
Even if you plan to attend the Special Meeting, you are strongly encouraged to submit a proxy to vote your Company Shares in advance of the Special Meeting. If you are a stockholder of record or if you provide a “legal proxy” to vote Company Shares that you beneficially own, you may vote your Company Shares at the Special Meeting even if you have previously voted by proxy. If you attend the Special Meeting and vote at the Special Meeting, your vote will revoke any previously submitted proxy.

If your Company Shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting instruction form provided by your bank, broker or other nominee, or, if such a service is provided by your bank, broker or other nominee, electronically over the internet or by telephone. To submit a proxy to vote over the internet or by telephone through your bank, broker or other nominee, you should follow the instructions on the voting instruction form provided by your bank, broker or nominee. However, because you are not the stockholder of record, you may not vote your Company Shares at the Special Meeting unless you obtain and submit a “legal proxy” from your bank, broker or other nominee giving you the right to vote your Company Shares at the Special Meeting.
Q:
May I attend the Special Meeting and vote at the Special Meeting?

A:
Yes. You may attend the Special Meeting via live webcast on the internet at https://meetnow.global/M9LMMUR. You will be able to listen to the Special Meeting live and vote online. The Special Meeting will begin at 11:00 a.m., Eastern time, on June 26, 2026. Online check-in will begin a few minutes prior to the Special Meeting. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your Company Shares). As the Special Meeting is virtual, there will be no physical meeting location.

Even if you plan to attend the Special Meeting, to ensure that your Company Shares will be represented at the Special Meeting, the Company encourages you to promptly grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card) or sign, date and return the enclosed proxy card. If you attend the Special Meeting and vote at the Special Meeting, your vote will revoke any proxy previously submitted.
If, as of the Record Date, you are a beneficial owner of Company Shares held in “street name”, you may not vote your Company Shares at the Special Meeting unless you obtain and submit a “legal proxy” from your bank, broker or other nominee giving you the right to vote your Company Shares at the Special Meeting. Otherwise, you should instruct your bank, broker or other nominee how to vote your Company Shares in accordance with the voting instruction form provided by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the Special Meeting without your instructions.
Q:
Why did the Company choose to hold a virtual Special Meeting?

A:
The Company Board decided to hold the Special Meeting virtually in order to facilitate stockholder attendance and participation by enabling stockholders to participate from virtually any location around the world, at no cost. However, you will bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies. The Company believes this is the right choice for a company with a national footprint. A virtual Special Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information, while saving the Company and its stockholders time and money. The Company also believes that the online tools that it has selected will increase stockholder communication. The Company has designed its virtual format to enhance, rather than constrain, stockholder access, participation and communication.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person, referred to as a “proxy”, to vote your Company Shares. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement”. The document used to designate a proxy to vote your Company Shares is called a “proxy card”. You may follow the instructions on the proxy card to designate a proxy by telephone or by the internet in the same manner as if you had signed, dated and returned a proxy card. John F. Duggan and Michael F. Malatesta, each with full power of substitution and re-substitution, have been designated as proxy holders for the Special Meeting by the Company Board.

Q:
May I change my vote after I have submitted my proxy card?

A:
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised at the Special Meeting by:

•
submitting another validly executed proxy card with a later date and returning it to the Company prior to the Special Meeting;

•
submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy;

•
delivering a written notice of revocation to the Company’s Secretary; or

•
attending the Special Meeting and voting at the Special Meeting using the control number on the enclosed proxy card.

If you hold your Company Shares in “street name”, you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the Special Meeting if you obtain and submit a “legal proxy” from your bank, broker or other nominee giving you the right to vote your Company Shares at the Special Meeting.
Q:
If a stockholder gives a proxy, how are the Company Shares voted?

A:
Regardless of the method you choose to grant your proxy, the individuals named on the enclosed proxy card, with full power of substitution and re-substitution, will vote your Company Shares in the way that you direct.

If you sign and date your proxy card but do not mark the boxes showing how your Company Shares should be voted on a matter, the Company Shares represented by your properly signed proxy will be voted as recommended by the disinterested members of the Company Board with respect to each proposal. This means that they will be voted: (1) “FOR” the approval of the Merger Proposal, (2) “FOR” the approval of the Compensation Proposal and (3) “FOR” the approval of the Adjournment Proposal, and in the proxyholders’ discretion with respect to any other business that may properly come before the Special Meeting.
Q:
What happens if I sell or transfer my Company Shares after the Record Date but before the Special Meeting?

A:
The Record Date for the Special Meeting is earlier than the date of the Special Meeting and the expected Effective Time of the Merger. If you sell or transfer your Company Shares after the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or transfer your Company Shares and each of you notifies the Company in writing of such special arrangements, you will transfer the right to receive the Merger Consideration with respect to such Company Shares, if the Merger is completed, to the person to whom you sell or transfer your Company Shares, but you will retain your right to vote those Company Shares at the Special Meeting. Even if you sell or transfer your Company Shares after the Record Date, the Company encourages you to sign, date and return the enclosed proxy card or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card).

Q:
What should I do if I receive more than one set of voting materials?

A:
Please sign, date and return (or grant your proxy electronically over the internet or by telephone for) each proxy card and voting instruction form that you receive to ensure that all of your Company Shares are voted.

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms, if your Company Shares are registered differently or are held in more than one account. For example, if you hold your Company Shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold Company Shares. If you are a stockholder of record and your Company Shares are registered in more than one name, you will receive more than one proxy card. Please vote all voting materials that you receive.
Q:
Where can I find the voting results of the Special Meeting?

A:
The Company intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Special Meeting. All reports that the Company files with the SEC are publicly available when filed. See the section of this proxy statement captioned “Where You Can Find Additional Information”.

Q:
Will I be subject to U.S. federal income tax upon the exchange of Company Shares for Merger Consideration pursuant to the Merger?

A:
The exchange of Company Shares for Merger Consideration pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a U.S. Holder (as defined in the section of this proxy statement captioned “Special Factors — U.S. Federal Income Tax Considerations of the Merger”) who exchanges Company Shares for Merger Consideration in the Merger will generally recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to such shares pursuant to the Merger and the U.S. Holder’s adjusted tax basis in such shares. A Non-U.S. Holder (as defined in the section of this proxy statement captioned “Special Factors — U.S. Federal Income Tax Considerations of the Merger”), who exchanges Company Shares for Merger Consideration in the Merger will generally not be subject to U.S. federal income tax with respect to such exchange unless such Non-U.S. Holder has certain connections with the United States.

For a more complete description of the U.S. federal income tax considerations of the Merger, see the section of this proxy statement captioned “Special Factors — U.S. Federal Income Tax Considerations of the Merger”.
Q:
When do you expect the Merger to be completed?

A:
The Company currently expects to complete the Merger in the middle of 2026. However, the exact timing of completion of the Merger, if at all, cannot be known with certainty because the Merger is subject to the closing conditions specified in the Merger Agreement, many of which are outside of the control of the Company. Refer to the section of this proxy statement titled “The Merger Agreement — Conditions to the Closing of the Merger” for more information.

Q:
What governmental and regulatory approvals are required?

A:
Under the terms of the Merger Agreement, the Merger cannot be completed until any required waiting periods or extensions thereto applicable to the Merger under the HSR Act have expired or been terminated, and certain healthcare regulatory approvals have been obtained. The waiting period under the HSR Act expired at 11:59 p.m., Eastern time, on April 27, 2026. Additionally, the Merger is subject to certain health care regulatory approvals, filings and notices required in connection with the change of control of the Company and its licensed health care facilities.

Q:
Am I entitled to appraisal rights under the DGCL?

A:
If the Merger is consummated and certain conditions set forth in Section 262(g) of the DGCL are satisfied, holders of record and beneficial owners of Company Shares who (1) do not vote in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (2) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their applicable Company Shares through the Effective Time, (3) properly demand appraisal of their applicable Company Shares prior to the vote on the Merger Proposal at the Special Meeting, (4) meet certain statutory requirements as described in this proxy statement and (5) do not withdraw their demands or otherwise lose their rights to appraisal, will be entitled to seek appraisal of their Company Shares in connection with the Merger under Section 262 of the DGCL. This means that such holders of record and beneficial owners will be entitled to have their Company Shares appraised by the Delaware Court of Chancery and to receive payment in cash of the

“fair value” of their Company Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined by the Delaware Court of Chancery to be fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. At any time before the entry of judgment in the proceeding, the Surviving Corporation may make a voluntary cash payment to each person seeking appraisal, in which case interest will accrue thereafter only upon the sum of (i) the difference, if any, between the amount so paid and the fair value of the Company Shares as determined by the Delaware Court of Chancery and (ii) interest theretofore accrued, unless paid at that time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Persons who wish to seek appraisal of their Company Shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The DGCL requirements for perfecting and exercising appraisal rights are described in additional detail in the section of this proxy statement captioned “Appraisal Rights”, which description is qualified in its entirety by Section 262 of the DGCL regarding appraisal rights, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Q:
Do any of the Company’s directors or officers have interests in the Merger that may differ from those of the Company’s stockholders generally?

A:
Yes. In considering the recommendations of the Special Committee and the Company Board with respect to the Merger, you should be aware that, aside from their interests as holders of Company Shares, the Company’s directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder, including payments in respect of Company Restricted Shares, potential severance payments and benefits, eligibility to receive the Gross-Up Payments and rights to ongoing indemnification and insurance coverage. The Special Committee and the Company Board were aware of and considered these interests to the extent that they existed at the time, among other matters. For more information, see the section of this proxy statement captioned “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger”.

Q:
Who can help answer my questions?

A:
If you have any questions concerning the Merger, the Special Meeting or this proxy statement, would like additional copies of the accompanying proxy statement or need help submitting your proxy or voting your Company Shares, please contact the Company’s proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call: (877) 800-5187 (toll-free from the U.S. and Canada) or
+1 (412) 232-3651 (from other countries)
Banks and brokers call collect: (212) 750-5833

SPECIAL FACTORS
Background of the Merger
The following chronology summarizes the key meetings and events that led to and immediately followed the signing of the Merger Agreement. This chronology does not purport to catalogue every conversation of or among the members of the Company Board, the members of the Special Committee, the representatives of the Company or the Special Committee, or other parties.
As part of the ongoing consideration and evaluation by the Company of its long-term strategic goals and plans, the Company Board and management team periodically review, consider and assess the Company’s operations and financial performance, as well as overall industry, competitive and macroeconomic conditions, since they may affect those strategic goals and plans, with the goal of enhancing stockholder value. This review at times includes, among other things, the consideration of potential opportunities for business combinations, acquisitions and other financial and strategic alternatives. As part of that continuing review, the Company Board has evaluated the extent that government reimbursement risk, which is an issue for each of the Company’s three business segments and particularly the Company’s critical illness recovery hospital segment, was creating downward pressure on the entire Company’s stock market valuation. On July 30, 2025, representatives of J.P. Morgan Securities LLC (“JPMorgan”), later one of the financial advisors to the Buyer Consortium (as defined below), made a presentation to the Company Board where, among other strategic alternatives, a potential sale of the critical illness recovery hospital segment was analyzed and discussed.
Following that meeting, the Company’s Executive Chairman, Co-Founder and Director, Mr. Ortenzio, the Company’s then Chief Executive Officer and Director, David S. Chernow, and the Company’s Senior Executive Vice President of Strategic Finance and Operations, Mr. Jackson, discussed a potential proposal whereby they would offer to purchase the Company’s critical illness recovery hospital segment from the Company, with the Company continuing to manage those facilities through a management agreement between the Company and the buying group.
On August 5 and August 6, 2025, in connection with those discussions, representatives of Dechert LLP, longstanding legal counsel to the Company (“Dechert”), interviewed each of the members of the Company Board, other than Messrs. Ortenzio and Chernow to analyze their relationships with, and independence from, the proposed members of the buying group (being Messrs. Ortenzio, Chernow and Jackson).
Discussions continued between the Company and Messrs. Ortenzio, Chernow and Jackson during August and early September 2025 regarding the potential proposal, including regarding the scope and structure of any such transaction, but discussions were abandoned on September 9, 2025, without Messrs. Ortenzio, Chernow and Jackson having made a formal offer to purchase the critical illness recovery hospital segment from the Company.
On October 29, 2025, in an executive session at a regularly scheduled meeting of the Company Board, Mr. Ortenzio informed the Company Board that, while no decision had been made, Mr. Ortenzio was considering a proposal for an acquisition of 100% of the Company Shares, which, if made, would be required to be publicly disclosed.
On November 24, 2025, the Company received a non-binding letter from Mr. Ortenzio, indicating his interest in acquiring the Company for $16.00 to $16.20 per Company Share in cash (the “November Proposal”), representing a 15% premium at the midpoint of the range to the unaffected closing price on November 24, 2025 and a 22% premium to the 90-day volume-weighted average price as of November 24, 2025. The same day, Mr. Ortenzio, the Estate of Rocco A. Ortenzio and Mr. Jackson, as a group, publicly disclosed the November Proposal in a Schedule 13D filed with the SEC. The November Proposal stated that members of a consortium (the “Buyer Consortium”), led by Mr. Ortenzio, Mr. Jackson and funds affiliated with Welsh, Carson, Anderson and Stowe (“Welsh Carson”), would participate in the transaction, and that Mr. Ortenzio, Mr. Jackson and certain of their affiliates would roll over their Company Shares into equity of the surviving corporation, and that Mr. Ortenzio may invite other members of management or the Company Board to roll over their Company Shares as well. The November Proposal also provided that Mr. Ortenzio would not pursue the November Proposal without approval of a special committee of the Company Board comprised entirely of disinterested directors and advised by independent legal and financial advisors, and that Mr. Ortenzio expected the definitive merger agreement would include a non-waivable condition requiring the approval of a majority of the votes cast by the Company Shares that are not held by members of the Buyer Consortium and their affiliates.
Also on November 24, 2025, the Company Board held a special meeting with representatives of the Company’s management (which did not include Mr. Jackson) and Dechert in attendance. The following directors participated in the meeting: Katherine R. Davisson, James S. Ely III, William H. Frist, Parvinderjit S. Khanuja, Marilyn B. Tavenner and Daniel J. Thomas. David S. Chernow was not available and did not participate in the meeting. Russell L. Carson, Mr. Ortenzio and Thomas A. Scully, who are directors interested in the Buyer Consortium, recused themselves and did not participate in the meeting. At the meeting, the Company’s internal legal counsel informed the Company Board that the Company had received the November Proposal from Mr. Ortenzio, and that Mr. Jackson and funds affiliated with Welsh Carson would be part of the Buyer Consortium making the November Proposal. The Company’s internal legal counsel also noted that Mr. Ortenzio had publicly announced the November Proposal that day in his Schedule 13D filing with the SEC. After discussing with representatives of Dechert, the Company Board determined it would be in the best interests of the Company and the holders of Company Shares to establish a special committee of the Company Board to evaluate the November Proposal, that such a committee should be comprised entirely of independent and disinterested directors who do not have affiliations or other material relationships with the Buyer Consortium or their respective affiliates and associates, and that the special committee’s primary role would be to consider, review, evaluate, negotiate, recommend or approve any potential strategic transactions, including the November Proposal or any other alternative transaction, and provide additional information on the customary size, key responsibilities and functions of such a committee. After discussing with representatives of Dechert, the Company Board also determined that one of the special committee’s first tasks should be to retain independent legal counsel and that the special committee would be empowered to retain such other consultants and agents, including financial advisors or valuation experts, as it may deem necessary or appropriate. Representatives of Dechert then asked each of the directors participating in the meeting to disclose any relationships with Welsh Carson and to identify any changes from the prior interviews on August 5 and 6, 2025 that Dechert had conducted regarding their relationships with, and independence from, Mr. Ortenzio and Mr. Jackson. Mr. Ely reported that he currently had no material relationships with Welsh Carson, but had served as a banker to the firm approximately 15 years earlier. Dr. Khanuja and Ms. Davisson each confirmed that their respective relationships with Welsh Carson were limited to contacts arising from their Company Board service. Ms. Tavenner reported that she currently served on the board of directors of a Welsh Carson portfolio company. Mr. Thomas stated that his relationship with Welsh Carson was limited to his association with the firm when it was an investor in the Company’s former subsidiary, Concentra. Following those disclosures, representatives of Dechert noted that they would coordinate with the Company’s internal legal counsel to schedule follow-up interviews with certain directors to further evaluate whether any such directors had material relationships with Welsh Carson or any other member of the Buyer Consortium. The Company’s internal legal counsel then reviewed a draft press release disclosing the November Proposal, and after discussion and deliberation, the Company Board members in attendance unanimously approved the issuance of the press release. The Company’s internal legal counsel also advised the Company Board that Welsh Carson-affiliated funds would be participating in the November Proposal by providing equity financing, and that the Company should enter into a non-disclosure agreement with Welsh Carson before providing due diligence information related to the Company. After discussion and deliberation, the Company Board members in attendance unanimously authorized the Company to negotiate and enter into a non-disclosure agreement with Welsh Carson to provide customary financial and other information related to the Company. The Company Board agreed to meet the following afternoon, November 25, 2025, to finalize and approve the members of a special committee and to discuss next steps.
On November 25, 2025, representatives of Dechert held separate interviews with Messrs. Thomas and Ely regarding any relationships they had with Welsh Carson and their independence from the members of the Buyer Consortium and their affiliates.
Also on November 25, 2025, the Company Board held a special meeting with representatives of the Company’s management (which did not include Mr. Jackson) and Dechert in attendance. Messrs. Scully and Ortenzio were not in attendance. Mr. Carson, the Company’s Lead Independent Director, made introductory remarks acknowledging the November Proposal and his historical relationship with Welsh Carson, stated that he was not disinterested with respect to the Buyer Consortium and its November Proposal and agreed to recuse himself from participation in the Company Board’s meetings, discussions and deliberations regarding the November Proposal. After delivering those remarks, Mr. Carson departed the meeting. Representatives of Dechert, again, then discussed with the Company Board the establishment of a special committee, including its composition, primary role and key responsibilities and functions under Delaware law. Representatives of Dechert explained that the special committee should be comprised entirely of independent and disinterested directors who do not have affiliations or other material relationships with the Buyer Consortium or their respective affiliates and associates, and that the special committee’s primary role would be to consider, review, evaluate, negotiate, recommend or approve any potential strategic transactions, including the November Proposal or any other alternative transaction. Representatives of Dechert provided additional information on the customary size, compensation and key responsibilities and functions of the special committee. The Company Board members in attendance then discussed the results of interviews conducted by Dechert with the directors willing to serve on the special committee. After discussion, the Company Board identified Ms. Davisson, Mr. Ely and Mr. Thomas as independent directors who were disinterested in the potential transaction and best qualified to serve on the special committee. Thereafter, the Company Board (i) designated Ms. Davisson, Mr. Ely and Mr. Thomas to serve as the members of a Special Committee, with Mr. Thomas to serve as Chair of the Special Committee, (ii) authorized the Special Committee to consider, review and evaluate any strategic transactions or alternatives thereto, including the November Proposal, (iii) delegated to the Special Committee all the powers of the Company Board to evaluate, negotiate or determine not to proceed with any potential transaction and (iv) authorized and empowered the Special Committee to do all acts as may be necessary or appropriate in its judgment to carry out the duties of the Special Committee, including the power under Section 203 of the DGCL to authorize and approve any potential transaction or any alternative thereto for purposes of Section 203 of the DGCL.
On November 26, 2025, the Company Board received three letters from holders of Company Shares, the first of which urged the Company Board to reject the November Proposal, the second urged the Company Board to form a special committee, conduct a strategic review, perform an independent valuation and negotiate a transaction for at least $23.00 per Company Share and the third (“Stockholder A”) requested a meeting with the Special Committee regarding the November Proposal.
Also on November 26, 2025, the Special Committee met and discussed next steps for its evaluation of the November Proposal and other potential strategic alternatives.
On November 28, 2025, the Special Committee met and discussed its selection of independent legal counsel.
On December 2, 2025, Dechert, at the direction of the Special Committee, sent Cravath, Swaine & Moore LLP (“Cravath”), legal counsel to the Buyer Consortium, a draft non-disclosure agreement for Welsh Carson, which Cravath then shared with members of the Buyer Consortium and Ropes & Gray LLP (“Ropes & Gray”), legal counsel to Welsh Carson.
On December 2 and 3, 2025, the Special Committee interviewed four legal advisors to serve as the Special Committee’s independent legal counsel, including Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”). During the Special Committee’s interview of Skadden, representatives of Skadden provided disclosures regarding its relationships with the members of the Buyer Consortium, noting that, in the past two years, Skadden had not done work for any members of the Buyer Consortium or for the Company.
On December 3, 2025, Mr. Carson, Mr. Ortenzio and Mr. Scully, each a director of the Company Board who was determined to not be disinterested from the Buyer Consortium, signed waivers of the notice requirements for all Company Board meetings called regarding the November Proposal at which participation would be limited to disinterested directors of the Company Board.
On December 4, 2025, the Special Committee held a meeting. At the meeting, the Special Committee unanimously determined to engage Skadden to serve as legal counsel to the Special Committee based on Skadden’s expertise, experience, independence, qualifications and reputation.
On December 5, 2025, the Special Committee executed an engagement letter with Skadden with respect to Skadden’s engagement as legal counsel to the Special Committee.

Also on December 5, 2025, the Special Committee met and discussed the engagement of a financial advisor to the Special Committee. The Special Committee determined to direct Skadden to contact potential financial advisors to gauge interest in engagement as financial advisor to the Special Committee.
Later on December 5, 2025, at the Special Committee’s direction, representatives of Skadden contacted potential financial advisors.
During the week of December 8, 2025, representatives of Skadden interviewed each member of the Special Committee to assess their relationships with members of the Buyer Consortium. During such interviews, Ms. Davisson and Mr. Ely disclosed that they had invested as limited partners in a fund (which is not managed by Welsh Carson and over whose investment decisions they have no discretion) created by Mr. Carson, and that the amounts of such investments were not material to the net worth of either director.
On December 8, 2025, representatives of Skadden and Cravath held a call to introduce Skadden as legal counsel to the Special Committee.
During the week of December 8, 2025, the Special Committee interviewed six prospective financial advisors to the Special Committee, including Goldman Sachs, each of whom sent the Special Committee disclosures with respect to their relationships with the Company and the members of the Buyer Consortium.
On December 9, 2025, Mr. Ortenzio sent the Company a due diligence workplan. The Special Committee discussed the due diligence workplan with representatives of Skadden and concluded that no diligence materials would be shared with the Buyer Consortium until the non-disclosure agreement was executed, and that the Buyer Consortium should not begin diligence until the Special Committee had more time to consider the November Proposal and determine how to respond, but that the members of the Company’s management unaffiliated with the Buyer Consortium (“Unaffiliated Management”) could begin moving forward with populating a virtual data room.
Also on December 9, 2025, representatives of Cravath sent Dechert a revised draft of the non-disclosure agreement and an initial legal due diligence request list, each of which included feedback from representatives of Ropes & Gray.
On December 12, 2025, the Company and Welsh Carson entered into the non-disclosure agreement, which Skadden reviewed. The terms of the non-disclosure agreement contained standstill provisions (with fall-away events), employee non-solicitation provisions and provisions permitting Welsh Carson to share evaluation material and discuss the potential transaction with Messrs. Ortenzio and Jackson as members of the Buyer Consortium.
On December 13, 2025, the Special Committee met with representatives of Skadden to discuss the selection of its independent financial advisor. The Special Committee unanimously stated it wished to select Goldman Sachs based on its differentiated expertise, experience, qualifications and reputation. After discussing Goldman Sachs’ relationship disclosure, the Special Committee directed Skadden to further evaluate Goldman Sachs’ independence.
On December 14, 2025, representatives of Skadden interviewed representatives of Goldman Sachs regarding its prior disclosures with respect to its relationships with the Company and the members of the Buyer Consortium.
On December 15, 2025, the Special Committee met with representatives of Skadden to further discuss the selection of its financial advisor. After a discussion regarding Goldman Sachs’ relationship disclosure, and having reviewed the relationship disclosure letter of Goldman Sachs, the Special Committee unanimously determined that it did not identify any facts or circumstances that the Special Committee believed would limit the ability of Goldman Sachs to fulfill its responsibilities as financial advisor to the Special Committee in connection with the contemplated engagement, and agreed to engage Goldman Sachs as its independent financial advisor based on Goldman Sachs’ differentiated expertise, experience, qualifications and reputation.
On December 16, 2025, Mr. Thomas spoke with a representative of Goldman Sachs. Mr. Thomas commented that the Special Committee desired to engage Goldman Sachs as its financial advisor, subject to the negotiation of an acceptable engagement letter, and requested that a representative of Goldman Sachs provide a draft of the engagement letter.

On December 17, 2025, following receipt of a draft engagement letter from Goldman Sachs earlier in the day, the Special Committee met with representatives of Skadden to review the proposed terms of the engagement letter. Following the discussion, the Special Committee instructed Skadden to prepare a revised draft, which the representatives of Skadden, at the direction of the Special Committee, sent to representatives of Goldman Sachs later that day, subject to the concurrent review of the Special Committee.
On December 18, 2025, at the direction of the Special Committee, the Company responded to Stockholder A, indicating that the Special Committee was not in a position to meet as of that date.
On December 19, 2025, at the direction of the Special Committee, representatives of Skadden sent representatives of Goldman Sachs a further revised draft of the engagement letter.
On December 20, 2025, the Special Committee executed an engagement letter with Goldman Sachs with respect to Goldman Sachs’ engagement as independent financial advisor to the Special Committee.
Also on December 20, 2025, the Special Committee met twice, first with only the members of the Special Committee, and again with representatives of Goldman Sachs and Skadden, to review and approve a “rules of the road” document prepared by Skadden, which set forth guidelines for the conduct of the Special Committee, Unaffiliated Management and their advisors during the evaluation of the November Proposal and potentially other strategic alternatives (including prohibiting communications with any bidders regarding a potential transaction absent approval by the Special Committee and designating Michael Tarvin, the Company’s internal legal counsel, as a point of contact for communications and requests for the Special Committee). The Special Committee discussed the process for disseminating the rules of the road to Unaffiliated Management, handling questions and coordinating with advisors. The rules of the road were unanimously approved by the Special Committee.
On December 23, 2025, the Special Committee held a meeting to discuss the process with respect to its evaluation of the November Proposal and potentially other strategic alternatives. The Special Committee met first with representatives of Skadden, who reviewed the Special Committee’s fiduciary duties in the context of evaluating the November Proposal as well as in considering other strategic alternatives potentially available to the Company. Certain members of Unaffiliated Management, as well as representatives of Dechert and Goldman Sachs, then joined the meeting. The members of the Special Committee and representatives of Skadden then provided an overview of a “rules of the road” document and discussed the information Goldman Sachs would need from the Company to conduct its financial analysis. The members of Unaffiliated Management and representatives of Dechert then left the meeting, and representatives of Goldman Sachs outlined its views on next steps in the Special Committee’s evaluation process, the universe of potential bidders other than the Buyer Consortium and the anticipated timeline of an outreach process to such parties and response to the November Proposal. After discussion with representatives of Goldman Sachs, the Special Committee agreed on the proposed list of sponsor and strategic parties that could be potential bidders, based on their involvement in the Company’s industry and ability to undertake such a transaction.
On January 6, 2026, representatives of JPMorgan and Wells Fargo, financial advisors to the Buyer Consortium, contacted representatives of Goldman Sachs and asked when the Buyer Consortium should expect to receive a response to the November Proposal and be provided instructions as to next steps and access to the diligence materials it had requested. The representatives of Goldman Sachs noted that the Special Committee was assessing its options and would be in touch when it determined it was appropriate to do so.
On January 12, 2026, the Special Committee met with representatives of Goldman Sachs and Skadden to review Goldman Sachs’ initial preliminary financial analysis of the Company in connection with the Special Committee’s review of the November Proposal and other strategic alternatives available to the Company. The Special Committee reviewed and discussed certain internal financial analyses and forecasts for the Company which, (i) with respect to fiscal years 2026 through 2030, were prepared by the Company’s management in the ordinary course and had previously been presented to the Company Board and (ii) with respect to fiscal years 2031 through 2035, were subsequently prepared by the Company’s management, each as provided to Goldman Sachs and approved for Goldman Sachs’ use by the Special Committee (the “Forecasts”). Representatives of Goldman Sachs also discussed outreach to potential bidders other than the Buyer Consortium, noting that no inbound interest had been received to date, despite the public disclosure of the November Proposal. Representatives of Goldman Sachs and members of the Special Committee also discussed other potential options to enhance stockholder value, including the separation of critical illness recovery hospitals and an accelerated share repurchase. After discussion, the Special Committee determined that the Company’s value exceeded the $16.00 to $16.20 per Company Share range in the November Proposal. The Special Committee determined to direct representatives of Goldman Sachs to communicate to the Buyer Consortium that its offer was not adequate and also instructed representatives of Goldman Sachs to begin outreach to other potential bidders to determine if there were other bidders who would be willing to submit a higher proposal or generate competitive tension with the Buyer Consortium to push its proposal higher. The members of the Special Committee and representatives of Goldman Sachs also discussed meeting with certain holders of the Company Shares who had previously contacted the Company regarding the November Proposal. Finally, the Special Committee adopted resolutions waiving the application of Section 203 of the DGCL to the participants in the November Proposal.
On January 14, 2026, a representative of Goldman Sachs spoke with representatives from Wells Fargo Securities, LLC (“Wells Fargo”) and JPMorgan regarding the price per Company Share in the November Proposal. As directed by the Special Committee, the representative of Goldman Sachs informed representatives from Wells Fargo and JPMorgan that the price per Company Share in the November Proposal was not adequate. The representative of Goldman Sachs also indicated that the Company would be opening a virtual data room to members of the Buyer Consortium to facilitate their due diligence in order to improve their offer above the November Proposal. During that conversation, the representative from Goldman Sachs and representatives from Wells Fargo and JPMorgan also discussed the need for management presentations to representatives of the Buyer Consortium and agreed that Wells Fargo, JPMorgan and the Buyer Consortium would provide details on the content they would like to cover at such presentations. Representatives from Wells Fargo and JPMorgan then shared the substance of this conversation with Mr. Ortenzio.
On January 15, 2026, at the direction of the Special Committee, representatives of Goldman Sachs opened the virtual data room to members of the Buyer Consortium.
Also on January 15, 2026, the Special Committee met with representatives of Skadden and Goldman Sachs, as well as members of Unaffiliated Management, to review the Forecasts in detail and to consider whether the Special Committee, would, if acceptable to the Special Committee, approve such Forecasts for use in connection with the Special Committee’s evaluation of the November Proposal. The members of Unaffiliated Management reviewed the Forecasts, including (i) how the model was constructed, (ii) the forecasting process, (iii) key revenue drivers, (iv) the competitive landscape, (v) payer mix development, (vi) primary referral sources, (vii) potential rate increases, (viii) key assumptions of the projections, (ix) expenses and margins and (x) potential opportunities to improve performance. After a detailed discussion, the members of the Special Committee determined that no changes to the Forecasts were required and unanimously approved the Forecasts. The members of the Special Committee and Unaffiliated Management also discussed the timing of upcoming management presentations with representatives of the Buyer Consortium, which it was tentatively agreed would take place on either January 27th or January 28th, 2026, with representatives of Goldman Sachs in attendance. Following the Special Committee’s discussion with Unaffiliated Management, the members of Unaffiliated Management left the meeting, and representatives of Goldman Sachs informed the Special Committee that they had begun outreach to other potential bidders.
On January 16, 2026, Mr. Thomas and certain members of Unaffiliated Management met with representatives of Stockholder A. Stockholder A expressed support for the Special Committee and stated that in its opinion, the $16.00 to $16.20 price per Company Share in the November Proposal undervalued the Company.
Also on January 16, 2026, representatives of JPMorgan and Wells Fargo and, at the direction of the Special Committee, representatives of Goldman Sachs confirmed that an in-person management presentation would be held in New York City on January 27 and 28, 2026.
During the week of January 19, 2026, representatives of Goldman Sachs contacted nine potential bidders (other than the Buyer Consortium) at the direction of the Special Committee. Ultimately, seven of the potential bidders stated they did not have interest in pursuing a transaction with the Company, and the remaining two did not respond to the outreach by representatives of Goldman Sachs.
On January 27 and 28, 2026, members of Unaffiliated Management and representatives of Goldman Sachs held management presentations with representatives of the Buyer Consortium to assist the Buyer

Consortium in better understanding the Company’s business, including its financial profile, operating segments and development pipeline, among other topics.
On January 29, 2026, the Special Committee met with representatives of Skadden and Goldman Sachs. Representatives of Goldman Sachs first provided a market update on the recent decision by the federal government to propose lower than expected reimbursement rates for the Medicare program, which had resulted in stock price declines for many companies in the Company’s industry, and discussed the potential implications for the Company, noting that it could represent a significant industry headwind. The Special Committee requested that Goldman Sachs provide a preliminary illustrative financial analysis reflecting different sensitivities using the downside case of rates. Representatives of Goldman Sachs then provided an update on the in-person management presentation with the Buyer Consortium. In addition, representatives of Goldman Sachs provided an update regarding the most recent outreach to other potential bidders for the Company, reporting that as of that date five parties had declined interest and four responses were pending. The Committee discussed next steps, including the potential for further outreach, transaction document preparation and timing for requesting an updated proposal from the Buyer Consortium.
On February 2, 2026, the Company’s internal legal counsel had a telephonic conversation, during which Mr. Ortenzio requested a meeting with the Special Committee, around the time of the upcoming regularly scheduled meeting of the full Company Board, to provide an update to the Special Committee on the Buyer Consortium’s work to date.
Beginning on February 3, 2026 through February 17, 2026, members of the Company’s management and representatives from Goldman Sachs, Skadden and Dechert participated in due diligence calls with representatives from Wells Fargo, JPMorgan, Welsh Carson, Cravath, Ropes & Gray, PricewaterhouseCoopers LLP, tax advisor to the Buyer Consortium, Bain & Company, consulting advisor to the Buyer Consortium, and other advisors to and affiliates of the Buyer Consortium.
On February 3, 2026, representatives of one of the holders of Company Shares (“Stockholder B”) requested a meeting with the Special Committee.
On February 4, 2026, the Special Committee met and discussed the upcoming regularly scheduled meeting of the full Company Board and the meeting that Mr. Ortenzio had requested. After discussion, the Special Committee determined to meet with Mr. Ortenzio.
Also on February 4, 2026, representatives of Skadden and Goldman Sachs held a call to discuss the upcoming meeting that Mr. Ortenzio had requested with the Special Committee.
On February 5, 2026, representatives of Cravath called representatives of Skadden and discussed the scheduling of the requested meeting between Mr. Ortenzio and the Special Committee.
On February 6, 2026, the Special Committee met with Stockholder B, during which meeting Stockholder B indicated that it believed the price per Company Share in the November Proposal undervalued the Company and asked whether the Special Committee was considering alternatives to the November Proposal. The Special Committee informed Stockholder B that it was evaluating other strategic alternatives in addition to the November Proposal.
Also on February 6, 2026, the Special Committee met with representatives of Skadden and Goldman Sachs. Representatives of Goldman Sachs provided an update on the Buyer Consortium’s diligence to date, as well as representatives of Goldman Sachs’ outreach to other potential bidders (none of which had indicated interest). Representatives of Goldman Sachs then reviewed its illustrative preliminary financial analysis for the Company and discussed its valuation methodologies. Representatives of Goldman Sachs also discussed the potential impact of lower-than-expected Medicare reimbursement rates on its financial analysis. The Special Committee and representatives of Goldman Sachs discussed the preliminary financial analysis and agreed that they continued to believe the value of the Company was in excess of the price per Company Share range indicated in the November Proposal. The Special Committee discussed how it would approach its upcoming meeting with Mr. Ortenzio, at which they believed it was possible members would receive a revised proposal from the Buyer Consortium.
On February 8, 2026, the Special Committee met with representatives of Skadden and Goldman Sachs. The Special Committee and its advisors discussed the Company’s upcoming earnings release and its potential impact on the Company’s stock price and the Special Committee’s ongoing evaluation of the November Proposal. Representatives of Goldman Sachs confirmed that they still believed their prior preliminary financial analysis remained accurate, but noted that, while the public disclosure of the November Proposal may mitigate it, the earnings release could negatively affect the Company’s stock price, particularly given the current downward stock price pressure in the Company’s industry. The Special Committee also discussed the potential that the earnings release may lead to the Buyer Consortium reducing the per Company Share price in the November Proposal. The Special Committee also discussed the status of the Buyer Consortium’s diligence process with representatives of Goldman Sachs.
On February 11, 2026, after the regularly scheduled meeting of the audit committee of the Company Board, the members of the Special Committee met with Mr. Ortenzio, who provided an update on the Buyer Consortium’s diligence. Mr. Ortenzio noted that he anticipated that Cravath would send Skadden a draft merger agreement that the Buyer Consortium had been working on. Mr. Thomas asked Mr. Ortenzio whether his view of the Forecasts had changed in a manner that would affect his view of the Company’s value. Mr. Ortenzio stated that it had not. Mr. Ortenzio did not give any update on the price-per-Company Share range indicated in the November Proposal.
On February 12, 2026, the members of the Special Committee met with the other disinterested members of the Company Board and provided an update on the Special Committee’s evaluation process, as well as anticipated next steps.
Also on February 12, 2026, a representative of Cravath sent a draft of the Merger Agreement to representatives of Skadden, which Skadden in turn shared with the members of the Special Committee and with representatives of Dechert. The draft of the Merger Agreement included, among other things, a requirement that the Merger Agreement be approved by a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon, excluding any Company Shares beneficially owned by the Parent Affiliated Stockholders.
On February 19, 2026, the Company publicly announced results for its fourth quarter and year ended December 31, 2025 and also provided its 2026 business outlook. The Company’s earnings per Company Share missed analysts’ estimates.
Also on February 19, 2026, the Special Committee met with representatives of Skadden to review and discuss the draft of the Merger Agreement. The Special Committee and representatives of Skadden discussed the draft’s key terms and issues, including consideration, structure, financing provisions, closing conditions, tax matters, termination provisions, non-solicitation and fiduciary-out clauses, specific performance, termination fees, representations and warranties, interim operating covenants, employee matters and appraisal rights. The Special Committee provided direction on how to revise the draft, but determined not to engage with the Buyer Consortium on the Merger Agreement until the Buyer Consortium provided an update to the November Proposal in response to the response communicated on January 14, 2026. The Special Committee directed the representatives of Skadden to have Dechert begin preparing a revised draft consistent with the changes the representatives of Skadden discussed with the Special Committee. The Special Committee and representatives of Skadden then discussed updating the other disinterested members of the Company Board in the event the Special Committee received a revised proposal from the Buyer Consortium.
On February 21, 2026, representatives of JPMorgan and Wells Fargo called representatives of Goldman Sachs and informed them that the Buyer Consortium would be revising its proposal downward to $16.00 per Company Share, citing a challenging macroeconomic backdrop, the financing environment and the recent performance of the Company’s peer companies following fourth quarter earnings announcements, among other reasons.
Also on February 21, 2026, representatives of Cravath called representatives of Skadden and informed them that the Buyer Consortium would be sending the Special Committee a written revised proposal the following day, revising its proposal to $16.00 per Company Share, and Mr. Ortenzio, the Estate of Rocco A. Ortenzio and Mr. Jackson would be amending their previously filed Schedule 13D.
On February 22, 2026, the Special Committee received a written update to Mr. Ortenzio’s proposal that revised the price per Company Share from the $16.00 to $16.20 range in the November Proposal to $16.00 per

Company Share (the “February 22 Proposal”), representing a 14% premium at the midpoint of the range to the unaffected closing price on November 24, 2025 and a 21% premium to the 90-day volume-weighted average price as of November 24, 2025.
On February 23, 2026, Mr. Ortenzio, the Estate of Rocco A. Ortenzio and Mr. Jackson amended their Schedule 13D to reflect the February 22 Proposal.
Later on February 23, 2026, Mr. Ortenzio contacted Mr. Thomas and scheduled a meeting on February 24, 2026, to discuss the February 22 Proposal.
Also on February 23, 2026, the Special Committee met with representatives of Skadden and Goldman Sachs to discuss the February 22 Proposal. The Special Committee discussed (i) the impact that the Company’s recently announced financial results and 2026 business outlook may have had on the February 22 Proposal, (ii) the reaction of holders of Company Shares to the February 22 Proposal and (iii) how frequently in similar situations a prospective buyer reduces the price initially proposed. Mr. Thomas noted that he had a meeting scheduled with Mr. Ortenzio for February 24, 2026 to discuss the February 22 Proposal, and the members of the Special Committee discussed potential responses. After discussing the advice received from its advisors on the matter, the Special Committee unanimously determined that $16.00 per Company Share was an inadequate price, discussed potential value proposals and unanimously determined that Mr. Thomas should propose a price of $17.50 per Company Share to Mr. Ortenzio at their upcoming meeting.
On February 24, 2026, the Company Board received a letter from a holder of Company Shares stating the view that the price-per-Company Share proposed by the Buyer Consortium undervalued the Company.
Also on February 24, 2026, Mr. Thomas met with Mr. Ortenzio to discuss the February 22 Proposal. Mr. Thomas told Mr. Ortenzio that the $16.00 price per Company Share indicated in the February 22 Proposal was inadequate and that the Special Committee’s counterproposal was $17.50 per Company Share. Mr. Ortenzio said that the Buyer Consortium would not be willing to accept that price based on its view of the value of the Company and its future plans for the Company. Mr. Thomas reiterated that $16.00 per Company Share was inadequate and that he would anticipate that any transaction at such a price would not be approved by the holders of Company Shares.
On February 25, 2026, the Special Committee met twice, first with representatives of Goldman Sachs and Skadden, and again with only members of the Special Committee, to discuss Mr. Thomas’ conversation with Mr. Ortenzio regarding the February 22 Proposal. Mr. Thomas relayed his conversation with Mr. Ortenzio to the other members of the Special Committee and representatives of Goldman Sachs and Skadden. After further discussion, the Special Committee determined to reject the February 22 Proposal and request that the Buyer Consortium advance an improved proposal. The Special Committee concluded that Mr. Thomas should convey this response to Mr. Ortenzio. The Special Committee also discussed the impact of the public disclosure of Mr. Ortenzio’s proposal on the Company’s stock price and the probability that, but for the mitigating impact of that public disclosure, the Company’s stock price would likely be lower following its recent earnings announcement and proposed Medicare reimbursement rates. After discussion with representatives of Goldman Sachs, and consideration of Goldman Sachs’ financial analyses, the Special Committee also determined that a price of $16.50 per Company Share may be acceptable in the Special Committee’s view, but agreed not to indicate that to the Buyer Consortium.
On February 26, 2026, Mr. Thomas spoke with Mr. Ortenzio by phone. Mr. Thomas stated that the $16.00 per Company Share price in the February 22 Proposal was inadequate and that the Forecasts supported a valuation of $17.50 per Company Share or more. Mr. Thomas further noted to Mr. Ortenzio that certain holders of Company Shares had contacted the Special Committee and indicated that they believed even Mr. Ortenzio’s prior proposal of $16.00 to $16.20 per Company Share was insufficient and that, as they had discussed before, the Special Committee agreed with that assessment. Mr. Ortenzio reiterated to Mr. Thomas that a revised proposal at the Special Committee’s proposed price was not achievable based on the Buyer Consortium’s view of the value of the Company and that the Special Committee should present a counterproposal to the February 22 Proposal.
Also on February 26, 2026, the Special Committee met with representatives of Goldman Sachs and Skadden to discuss the status of negotiations with the Buyer Consortium. Mr. Thomas relayed his conversation with Mr. Ortenzio from earlier that day. After discussion with representatives of Goldman Sachs and Skadden, the Special Committee decided to respond with a proposal of $16.80 per Company Share.
Later that same day, Mr. Thomas called Mr. Ortenzio and informed him of the Special Committee’s proposal of $16.80 per Company Share.
On February 27, 2026, Mr. Ortenzio called Mr. Thomas and stated that the Buyer Consortium was revising its proposal to $16.25 per Company Share (the “February 27 Proposal”), representing a 16% premium at the midpoint of the range to the unaffected closing price on November 24, 2025 and a 23% premium to the 90-day volume-weighted average price as of November 24, 2025. As previously authorized by the Special Committee, Mr. Thomas told Mr. Ortenzio that the February 27 Proposal was inadequate and that the Special Committee would not be willing to move forward with that proposal.
Also on February 27, 2026, the Special Committee met three times. During the first meeting, Mr. Thomas relayed to the other members of the Special Committee his conversation with Mr. Ortenzio. During the second meeting, the Special Committee discussed the February 27 Proposal with representatives of Goldman Sachs and Skadden, concluded it was insufficient and determined to counter with a proposal of $16.75 per Company Share. The Special Committee further determined that, in the event Mr. Ortenzio did not accept the $16.75 per Company Share proposal, Mr. Thomas could propose $16.70 per Company Share. The Special Committee also agreed that Mr. Thomas should convey this response to Mr. Ortenzio.
Later in the day on February 27, 2026, between the Special Committee’s second and third meetings, Mr. Thomas called Mr. Ortenzio and conveyed the Special Committee’s counterproposal of $16.75 per Company Share. Mr. Ortenzio responded unfavorably, expressing that he was highly disappointed in what he perceived as the lack of movement from the Special Committee’s previous position. Mr. Thomas reiterated that based on the Forecasts, the Buyer Consortium should be willing to accept $16.75, but, as previously authorized by the Special Committee, he noted that the Special Committee would be willing to provide a counterproposal of $16.70 per Company Share. Mr. Ortenzio responded that a price exceeding $16.50 per Company Share would not be possible. Mr. Thomas and Mr. Ortenzio agreed to discuss further the following day.
Later in the day on February 27, 2026, in the Special Committee’s third meeting, which representatives of Skadden and Goldman Sachs attended, Mr. Thomas relayed to the other members of the Special Committee his conversation with Mr. Ortenzio. The Special Committee discussed the negotiations and unanimously determined to provide a revised proposal of $16.50 per Company Share in a subsequent call with Mr. Ortenzio and to communicate to him that at any lower price, the Special Committee would not be in a position to recommend a transaction with the Buyer Consortium to the holders of Company Shares. The Special Committee also agreed that Mr. Thomas should convey this response to Mr. Ortenzio.
On February 28, 2026, Mr. Thomas called Mr. Ortenzio and informed him of the Special Committee’s revised proposal of $16.50 per Company Share and that the Special Committee would not agree to a lower price. Mr. Ortenzio agreed to update his proposal to $16.50 per Company Share (the “February 28 Proposal”), representing a 18% premium at the midpoint of the range to the unaffected closing price on November 24, 2025 and a 25% premium to the 90-day volume-weighted average price as of November 24, 2025.
Later in the day on February 28, 2026, the Special Committee met with representatives of Skadden and Goldman Sachs to discuss the February 28 Proposal. Mr. Thomas relayed his call with Mr. Ortenzio, and then the Special Committee and its advisors discussed next steps, including negotiation and finalization of the draft Merger Agreement and other transaction documentation, timing for announcing a transaction, as well as stockholder approval procedures. The Special Committee directed the representatives of Skadden in attendance to relay to Dechert that they should proceed quickly to finalize drafts of the transaction documentation consistent with the feedback previously provided by the Special Committee.
Later that day, representatives of Cravath and Skadden discussed next steps for negotiating and finalizing the draft Merger Agreement and other transaction documentation and timing for potentially announcing a transaction. Representatives of Cravath indicated the Buyer Consortium’s intention to finalize and announce a transaction as promptly as possible. Representatives of Skadden requested that the Buyer Consortium share drafts of its financing commitment documentation and other ancillary documentation for the Special Committee’s review.

Also on February 28, 2026, representatives of Dechert and Skadden received drafts of the Equity Commitment Letter, Limited Guaranty, Debt Commitment Letter and fee letter related to the Debt Financing from a representative of Cravath.
Later that day and throughout the next day, representatives of Cravath and Mr. Ortenzio and Mr. Jackson spoke with representatives of Dechert and the Unaffiliated Management to communicate the importance to the Buyer Consortium of promptly finalizing and announcing a transaction as promptly as possible in advance of management’s planned investor meetings at an upcoming conference.
On March 1, 2026, a representative of Dechert sent a representative of Cravath a revised draft of the Merger Agreement that reflected comments from representatives of Skadden, Dechert and the Company, which Cravath then shared with Ropes & Gray and members of the Buyer Consortium. Among other things, the revised draft reduced the Company Termination Fee payable by the Company if the Merger Agreement were to be terminated in certain circumstances (including if the Company terminated the Merger Agreement to enter into an alternative agreement for a Company Superior Proposal) and increased the Parent Termination Fee payable by Parent to the Company if the Merger Agreement were to be terminated because the Debt Financing for the transaction was not funded or was otherwise available.
Later that day, a representative of Cravath sent a revised draft of the Merger Agreement to representatives of Skadden and Dechert. Among other things, the revised draft increased the Company Termination Fee payable by the Company and reduced the Parent Termination Fee payable by Parent. Also on that day, Cravath sent to Skadden and Dechert drafts of the form of Rollover Agreement and Interim Investors Agreement, and Dechert sent to Cravath a draft of the Company’s disclosure schedules to the Merger Agreement.
Throughout the day on each of March 1, 2026 and March 2, 2026, representatives of Dechert, in consultation with representatives of Skadden, engaged in negotiations with representatives of Cravath and Ropes & Gray regarding the Merger Agreement and other draft agreements described above consistent with the positions previously approved by the Special Committee. These negotiations addressed a range of issues, including (1) the amount of the Company Termination Fee and the Parent Termination Fee, (2) the regulatory approvals that would be required as a condition to closing the Merger and (3) the “outside date” that would apply whereby either party would have the right to terminate the Merger Agreement if the Merger had not closed by such date. Ultimately the parties agreed that: (a) the amount of the Company Termination Fee payable by the Company would be equal to 3.25% of the equity value of the transactions contemplated by the Merger Agreement, (b) the amount of the Parent Termination Fee payable by Parent would be equal to 6.5% of the equity value of the transactions contemplated by the Merger Agreement and (c) in light of the regulatory approvals that the parties agreed would be a condition to the closing of the Merger, the outside date would be nine months after the execution of the Merger Agreement, subject to an automatic extension for an additional three months if the only pending closing conditions at that time were regulatory approvals.
Also on March 1, 2026, the Special Committee held a meeting with the other disinterested directors of the Company Board, which had been scheduled earlier that day, and provided an overview of (i) the negotiations with the Buyer Consortium to date, particularly the negotiations on, and the Special Committee’s views with respect to, price and (ii) the Special Committee’s evaluation process as a whole. The Special Committee then informed the other disinterested directors that, subject to acceptable finalization of the transaction documentation and final review of the financial analysis with representatives of Goldman Sachs, they were prepared to recommend that the Company Board accept the February 28 Proposal.
The Special Committee met on March 2, 2026, with representatives of Skadden and Goldman Sachs in attendance. At the meeting, representatives of Skadden again advised the Special Committee regarding the Special Committee members’ fiduciary duties in connection with considering the transaction with the Buyer Consortium and strategic alternatives to that transaction, as well as the standards of review applicable to the Special Committee’s actions and decisions in connection with the transaction. Representatives of Skadden then provided a summary of the key terms of the Merger Agreement and the other transaction documents, including the consideration to be received by the holders (other than the Parent Affiliated Stockholders) of the outstanding Company Shares, the closing conditions (including the requirement that the Merger Agreement be approved by holders of a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon, excluding any Company Shares beneficially owned by the Parent Affiliated Stockholders), the covenants of the parties (including the non-solicitation provision applicable to the

Company), the termination fees payable by the parties under certain circumstances, the terms of the Rollover Agreements, the terms of the financing for the transaction and other key terms. The representatives of Goldman Sachs then reviewed the key terms of the February 28 Proposal and their financial analyses of the transaction, including an overview of key financial assumptions, the Forecasts and a summary of financial analyses (including discounted cash flow, present value of future stock price, precedent transactions and premia paid analyses). A representative of Goldman Sachs also noted that the February 28 Proposal was within the range of the implied share prices resulting from Goldman Sachs’ financial analysis and advised the Special Committee that Goldman Sachs was prepared to provide its fairness opinion. After this discussion, and upon request by the Special Committee, a representative of Goldman Sachs advised the Special Committee that, subject to the various assumptions set forth in Goldman Sachs’ written opinion, which would be provided to the Special Committee following the meeting, the $16.50 in cash per Company Share was fair, from a financial point of view, to the holders (other than Excluded Holders) of the outstanding Company Shares. Following this discussion, a representative of Skadden reviewed proposed resolutions related to the transaction with the Special Committee. After further discussion, the Special Committee unanimously approved and adopted resolutions (i) determining that it is fair to and in the best interests of the Company and the Company Unaffiliated Stockholders for the Company to enter into the Merger Agreement and declaring the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, advisable and (ii) recommending that the Company Board declare the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, advisable, adopt the Merger Agreement and approve the Merger and the other transactions contemplated by the Merger Agreement and recommend adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement by the holders of Company Shares.
Later on March 2, 2026, following the conclusion of the meeting of the Special Committee, the Company Board held a meeting attended by all disinterested members of the Company Board and by representatives of Skadden, Goldman Sachs and Dechert. During the meeting, representatives of Dechert advised the Company Board regarding the Company Board members’ fiduciary duties in connection with considering the transaction with the Buyer Consortium, as well as the standards of review applicable to the Company Board’s actions and decisions in connection with the transaction. Mr. Thomas then provided the Company Board with an overview of the Special Committee’s process that ultimately resulted in the February 28 Proposal, including the Special Committee’s evaluation of the November Proposal, the outreach to other potential bidders, the negotiation of price with the Buyer Consortium and the Special Committee’s unanimous recommendation that the Company Board approve the Merger Agreement and the transactions contemplated thereby, including the Merger. Referring to materials previously made available to the disinterested members of the Company Board, representatives of Dechert then provided a detailed summary of the Merger Agreement and the other transaction documents, including the consideration to be received by the Company Unaffiliated Stockholders, the closing conditions (including the requirement that the Merger Agreement be approved by holders of a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon, excluding any Company Shares beneficially owned by the Parent Affiliated Stockholders), the representations and warranties of the parties, the covenants of the parties (including the interim operating covenants and the non-solicitation provision applicable to the Company), the termination rights and the termination fees payable by the parties under certain circumstances, the Rollover Agreements, the terms of the Equity Financing and Debt Financing for the transaction, the remedy structure (including specific performance and the Parent Termination Fee) and other key terms. Representatives of Goldman Sachs then provided the Company Board with an overview of Goldman Sachs’ financial analysis that was presented to the Special Committee, including an overview of key financial assumptions, the Forecasts and a summary of financial analyses (including discounted cash flow, present value of future stock price, precedent transactions and premia paid analyses), and advised the Company Board that Goldman Sachs had rendered an oral fairness opinion to the Special Committee and was prepared to provide the Special Committee with a written fairness opinion. After further discussion, the disinterested members of the Company Board, consisting of Mr. Thomas, Ms. Davisson, Mr. Ely, Dr. Frist, Ms. Tavenner and Dr. Khanuja, unanimously adopted resolutions approving the Merger Agreement and recommending the Merger Agreement to the holders of Company Shares.
On March 2, 2026, the parties executed the Merger Agreement and the other transaction documents. That evening, after the close of trading on the NYSE, the parties announced their entry into the Merger Agreement through a joint press release.

As of the date of this proxy statement, the Special Committee has not been disbanded.
Reasons for the Merger; Recommendation of the Special Committee and the Company Board
Recommendation of the Special Committee
In evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, the Special Committee consulted with representatives of its independent financial advisor, Goldman Sachs, and its independent legal advisor, Skadden, and, where appropriate, with members of the Company’s management. At the conclusion of its review, the Special Committee unanimously (i) determined that it is fair to and in the best interests of the Company and the Company Unaffiliated Stockholders for the Company to enter into the Merger Agreement and declared the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, advisable and (ii) recommended that the Company Board (x) declare the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, advisable, (y) adopt the Merger Agreement and approve the Merger and the other transactions contemplated by the Merger Agreement and (z) recommend adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement by the holders of Company Shares. In addition, the Special Committee believes that the Merger is substantively and procedurally fair to the Company’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 of the Exchange Act.
In the course of reaching its determination and making its recommendations, the Special Committee considered the following non-exhaustive list of factors, which are not listed in order of importance, each of which the Special Committee viewed as being generally supportive of its determination and recommendations to the Company Board:
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Solicitation Process Prior to Merger Agreement.   After receipt of Mr. Ortenzio’s November Proposal, the Special Committee, with the assistance of representatives of Goldman Sachs, the Special Committee’s independent financial advisor, approached ten (including the Buyer Consortium) potential strategic and financial sponsor bidders, including those considered most likely to have potential interest in acquiring the Company, in an effort to obtain the best value reasonably available to the Company Unaffiliated Stockholders.

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Potential Strategic Alternatives.   The Special Committee also considered the fact that, following its outreach and since the November Proposal was made public in late November 2025, (i) the Company had not received any offers or outreach from any other parties and (ii) all counterparties (other than the Buyer Consortium) discontinued discussions with the Special Committee prior to the Company’s entry into the Merger Agreement. The Special Committee considered, after a thorough review of the Company’s long-term strategic goals and opportunities, the current and prospective business environment in which the Company operates, including economic conditions and competitive environment and short- and long-term performance in light of the Company’s strategic plan, that none of the alternatives to the Merger (including continuing to operate the Company as a stand-alone public company or pursuing a different transaction, and the desirability and perceived risks of those alternatives, as well as the potential benefits and risks to the Company Unaffiliated Stockholders of those alternatives and the timing and likelihood of effecting such alternatives) was reasonably likely to present superior opportunities for the Company to create greater value for the Company Unaffiliated Stockholders, taking into account execution risks as well as business, financial, industry, competitive and regulatory risks. The Special Committee also considered the fact that, on February 28, 2026, Mr. Ortenzio indicated that the Buyer Consortium’s offer submitted to the Special Committee on such date was the most the Buyer Consortium could offer, that at that point (and to date), the Special Committee had only received a proposal from the Buyer Consortium and that no other counterparty had expressed interest in a strategic transaction with the Company. In consultation with representatives of Goldman Sachs and Skadden, the Special Committee assessed the potential benefits of soliciting additional parties to determine interest in a potential acquisition of the Company and determined that the benefits of doing so were outweighed by the risks, including the risk of any such further outreach or delay in consummating the transactions contemplated by the Merger Agreement could cause Mr. Ortenzio to lower his proposed price or change the other terms of his proposal, rescind his proposal or dampen his interest in acquiring the Company and the limited probability that a superior proposal would emerge from soliciting other potential acquirors. The Special Committee also considered the fact that the Merger Agreement permits the Company to engage or participate in discussions or negotiations with any person that makes an unsolicited bona fide acquisition proposal and/or furnish to any such person non-public information relating to the Company pursuant to an Acceptable Confidentiality Agreement if the Special Committee determines in good faith (after consultation with its independent financial advisor and legal counsel) that the proposal constitutes, or would reasonably be expected to lead to, a Company Superior Proposal, subject to certain restrictions and procedures imposed by the Merger Agreement (as described in the section of this proxy statement captioned “The Merger Agreement — Solicitation of Other Offers”).
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Negotiations with the Buyer Consortium and Terms of the Merger Agreement.   The Special Committee believed that the negotiations with the Buyer Consortium were thorough and that after multiple counterproposals and revised offers, the offer of $16.50 per Company Share was the best offer possible. The terms and conditions of the Merger Agreement, which was the product of arm’s-length negotiations, included:

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That the Merger is conditioned upon obtaining the (i) affirmative vote of the holders of Company Shares representing a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon and (ii) affirmative vote of the holders of Company Shares representing a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon, excluding any Company Shares beneficially owned by the Parent Affiliated Stockholders.

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The Company’s ability, under certain circumstances, to enter into discussions with, furnish information to, and engage or participate in discussions or negotiations with, third parties submitting bona fide unsolicited alternative Company Acquisition Proposals if the Special Committee determines in good faith (after consultation with its independent financial advisor and legal counsel) that the proposal(s) constitutes, or would reasonably be expected to lead to, a Company Superior Proposal.

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The Special Committee’s belief that, if any other parties exist that are motivated and interested in acquiring the Company and are willing and able to make a Company Superior Proposal, the terms of the Merger Agreement would be unlikely to deter such third parties from making such a Company Superior Proposal, particularly in light of the fact that the November Proposal was made public in late November 2025.

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The ability of the Company Board, acting upon the recommendation of the Special Committee, and the Special Committee’s ability, in each case under certain circumstances as set forth in the Merger Agreement, to change, withdraw or modify the recommendation that the holders of Company Shares (including the Company Unaffiliated Stockholders) vote in favor of the adoption of the Merger Agreement and the approval of the Merger.

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The Company Board’s ability, acting upon the recommendation of the Special Committee, under certain circumstances as set forth in the Merger Agreement, to terminate the Merger Agreement to enter into a definitive agreement with respect to a Company Superior Proposal. In that regard, the Special Committee believed that the Company Termination Fee of $66,504,813 payable by the Company to Parent in such instance in accordance with the terms of the Merger Agreement was reasonable, consistent with or below similar fees payable in comparable transactions, and not preclusive of other potential offers.

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The remedies available to the Company under the Merger Agreement in the event the Merger is not consummated, including monetary damages (including the Parent Termination Fee of $133,009,627 payable by Parent to the Company if the Merger Agreement is terminated under certain circumstances) and the ability of the Company to seek specific performance of Parent’s obligation to consummate the Merger and WCAS’s obligation to provide the Equity Financing under the Merger Agreement. As further described in the section of this proxy statement titled “The Merger Agreement — Termination of the Merger Agreement”, the Merger Agreement provides that, if not consummated by December 1, 2026 (subject to extension to March 1, 2027 under certain circumstances), either the Company or Parent may terminate the Merger Agreement.

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Current and Historical Market Prices.   The Special Committee considered the current and historical market prices of the Company Shares, including as set forth in the table under “Important Information — Market Price of the Company Shares” and “Special Factors — Opinion of the Financial Advisor to the Special Committee,” taking into account the trading price of the Company Shares relative to those of other industry participants and general market indices and current industry, regulatory, economic and market conditions, trends and cycles, including the impact current and future Medicare Advantage reimbursement rates would have on the Company and its financial condition.

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Certainty of Value.   The Special Committee considered the consideration to be received by the Company Unaffiliated Stockholders in the Merger consists entirely of cash, which provides the Company Unaffiliated Stockholders certainty of value and immediate liquidity at an attractive price measured against the ongoing business and financial execution risks of the Company’s business plan and its continued operations as a stand-alone public company and allows the Company Unaffiliated Stockholders to realize that value immediately upon the consummation of the Merger, while eliminating long-term business and execution risk. In that regard, the Special Committee noted that the amount of cash to be received for each outstanding Company Share is fixed and will not be reduced if the price of the Company Shares declines prior to the Effective Time.

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Reasonable Likelihood of Consummation.   The Special Committee believed that the Merger has a reasonable likelihood of closing, based on, among other matters: (i) the limited conditions to Parent’s and Merger Sub’s obligation to consummate the Merger as provided by the Merger Agreement; (ii) the terms of the Merger Agreement and the other transaction documents, including the Equity Commitment Letter and the Debt Commitment Letter; (iii) the absence of any anticipated substantive barriers to the required regulatory approvals and the meaningful obligation of Parent to obtain such regulatory approvals; and (iv) the fact that Mr. Ortenzio had increased his offer price two times since making his November Proposal.

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Financial Condition, Results of Operations and Prospects of the Company; Risks of Execution.   The Special Committee considered the current, historical and projected financial condition, results of operations and business of the Company, as well as the Company’s prospects and risks if it were to remain a stand-alone public company. The Special Committee also considered the Company’s then-current business plan, including management’s then-current estimated projections of the Company’s financial prospects, as reflected in the Unaudited Prospective Financial Information (as defined in the section of this proxy statement captioned “Special Factors — Unaudited Prospective Financial Information — Projections”). The Special Committee considered the assumptions underlying the business plan, as well as the estimated projections of the Company’s financial prospects, all as reflected in the Unaudited Prospective Financial Information, including that the Company missed its earnings estimate for the fourth quarter ended December 31, 2025. The Special Committee also considered that the Company’s trading price as of the date of the Merger Agreement would likely be lower in the absence of a public proposal from Mr. Ortenzio.

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Loss of Opportunity.   The Special Committee considered the possibility that, if the Special Committee declined to recommend that the Company Board approve the Merger Agreement, there may not be another opportunity for the holders of Company Shares to receive a comparably priced offer with a comparable level of closing certainty. The Special Committee also considered the statement made by Mr. Ortenzio that the offer of $16.50 was the most he could offer (as described in the section of this proxy statement captioned “— Background of the Merger”), and that Mr. Ortenzio had been the only engaged potential bidder throughout the Special Committee’s process and the only potential bidder that submitted any offer.

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Opinion of Goldman Sachs.   The Special Committee considered the oral opinion of Goldman Sachs, subsequently confirmed in writing by delivery of a written opinion, to the Special Committee that, as of March 2, 2026, and based upon and subject to the factors and assumptions set forth therein, the $16.50 in cash per outstanding Company Share to be paid to the holders (other than Excluded Holders) of Company Shares pursuant to the Merger Agreement was fair from a financial point of view to such holders (as more fully described below in the section entitled “The Special Factors — Opinion of the Financial Advisor to the Special Committee”).

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Appraisal Rights.   The Special Committee considered the holders of Company Shares’ right to exercise their statutory appraisal rights under Section 262 of the DGCL and receive payment of the fair value of their Company Shares, subject to and in accordance with the terms and conditions of the Merger Agreement and the DGCL.

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Best Value Reasonably Obtainable.   The Special Committee believed that the Merger Consideration represented the most Mr. Ortenzio could offer and the best value that the Company could reasonably obtain for the Company Shares from Mr. Ortenzio, taking into account (i) Welsh Carson’s statements and reputation as a financial sponsor and Mr. Ortenzio’s long-standing relationship with the Company as the co-founder and chairman of the Company Board; (ii) the Special Committee’s assessment, which included consultation with representatives of its independent financial advisor, Goldman Sachs, that other parties did not have sufficient interest in, or capability to, acquire the Company at a higher price, including based on the regulatory, financing and other execution risks applicable to each party; (iii) the Company’s ability to leave its existing debt instruments in place in the event of an acquisition by the Buyer Consortium; and (iv) the Special Committee’s familiarity with the business, operations, prospects, business strategy, assets, liabilities and general financial condition of the Company on a historical and prospective basis and its assessment of associated risks, including execution risks with respect to the Company’s business plan. The Special Committee believed that, after negotiations at the direction of the Special Committee and with the assistance of experienced independent legal and financial advisors, the Special Committee obtained the best terms and highest price that Mr. Ortenzio or any other party whom the Special Committee had solicited interest from was willing to pay for a transaction with the Company, pursuant to a thorough process, and that further negotiations were not likely to result in a higher price than the Merger Consideration. In addition, the Special Committee believed that, measured against the longer-term execution risks for the Company’s business plan, the Merger Consideration reflects a fair and favorable price for the Company Shares. The Special Committee also considered that the Merger Consideration constitutes a significant premium, including (1) a premium of approximately 18% over the Company’s unaffected per Company Share price as of November 24, 2025, the last trading day prior to the public disclosure of the November Proposal; (2) a premium of approximately 21% to the Company’s 30-day volume weighted average trading share price on November 24, 2025; and (3) a premium of approximately 24% to the Company’s 60-day volume weighted average closing Company Share price on November 24, 2025.

The Special Committee also considered a number of factors relating to the procedural safeguards that it believes were and are present to ensure the fairness of the Merger and to permit the Special Committee to represent effectively the interests of the Company Unaffiliated Stockholders. The Special Committee believes these factors support its determinations and recommendations and provide assurance of the procedural fairness of the Merger to the Company Unaffiliated Stockholders:
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Independence.   The Special Committee is comprised of directors who are independent (for purposes of serving on the Special Committee), disinterested and not affiliated with, and are independent of, Parent and the Buyer Consortium and who are otherwise disinterested and independent with respect to a potential acquisition of the Company by the Purchaser Filing Parties, other than as discussed in the section of this proxy statement captioned “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger”.

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Negotiating Authority and Procedural Safeguards.   The Special Committee considered the fact that the Special Committee adopted “rules of the road” early in the Special Committee’s strategic review process that set forth certain process rules applicable to the Special Committee, senior management and their advisors and were intentionally structured to ensure that the Special Committee and its advisors would lead the strategic review process. In accordance with the rules of the road, (i) the Special Committee and its advisors led the strategic review process, (ii) members of management, the Company and its advisors regularly consulted with the Special Committee, Daniel Thomas, as Special Committee Chair, and the Special Committee’s advisors to receive direction therefrom with respect to the strategic review process, and (iii) members of management followed the Special Committee’s directives with respect to discussions, presentations, negotiations and communications with potential bidders.

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Prior Special Committee Recommendation Required.   The Special Committee considered that the Company Board was not permitted to approve any potential strategic transaction with potential acquirors and the Company, or any other alternative transaction or recommend for approval any such transactions by the holders of Company Shares, without a prior favorable recommendation of the transaction by the Special Committee.
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Active Involvement and Oversight.   The Special Committee held numerous meetings over a five-month period (with its legal and financial advisors present) to discuss and evaluate, among other things, the process for exploring a potential strategic transaction and the proposals from Mr. Ortenzio. The Special Committee had active oversight of the negotiation process and was engaged in this process on a regular basis and was provided with full access to the Company management and its advisors in connection with the evaluation process.

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Independent Advice.   The Special Committee selected and engaged its own independent legal advisor (Skadden) and financial advisor (Goldman Sachs) and received the advice of such advisors throughout its review, evaluation and negotiation of a potential acquisition of the Company.

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Full Knowledge.   The Special Committee made its evaluation of a potential acquisition of the Company based upon the factors discussed in this proxy statement and with full knowledge of the interests of the Rollover Holders in the transaction.

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No Obligation to Recommend.   The Special Committee recognized that it had no obligation to recommend to the Company Board the approval of the Merger or any other transaction and had the authority to reject any proposals made.

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Unaffiliated Company Stockholder Approval.   The transaction is not structured such that the approval of the majority of “unaffiliated security holders” (as defined in Rule 13e-3 under the Exchange Act) is required. However, the Special Committee considered that the Merger Agreement is subject to a condition requiring approval by the holders of a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon, excluding any Company Shares beneficially owned by the Parent Affiliated Stockholders.

In the course of reaching its determinations and making its recommendation, the Special Committee also considered the following non-exhaustive list of countervailing factors and risks concerning the Merger Agreement and the Merger, which are not listed in order of importance:
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No Stockholder Participation in Future Growth or Earnings.   The Special Committee considered that the Merger being a cash transaction means that the Company Unaffiliated Stockholders will not participate in the Company’s future earnings or growth and will not benefit from any appreciation in value of the Company. The Special Committee considered the other potential alternative strategies available to the Company as a stand-alone public company, which, despite significant uncertainty, had the potential to result in a more successful and valuable company.

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Risks Associated with Failure to Consummate the Merger.   The Special Committee considered the possibility that the Merger might not be consummated, and if it is not consummated, that: (i) the Company’s directors, management team and other employees will have expended extensive time and effort during the pendency of the Merger; (ii) the Company will have incurred significant transaction and other costs; (iii) the Company’s continuing business relationships with patients, business partners and employees may be adversely affected; (iv) the trading price of the Company Shares could be adversely affected; (v) the contractual and legal remedies available to the Company in the event of the breach or termination of the Merger Agreement may be insufficient, costly to pursue, or both; and (vi) the failure of the Merger to be consummated could result in an adverse perception among our customers, potential customers, employees and investors about the Company and its prospects.

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Non-Solicitation Restrictions.   The Special Committee considered the restrictions in the Merger Agreement on the Company’s ability to solicit competing transactions (subject to certain exceptions to allow the Company Board, acting upon the recommendation of the Special Committee, to exercise their respective fiduciary duties to negotiate with parties who submit a Company Acquisition Proposal and accept a Company Superior Proposal, and then only upon the payment of a Company Termination Fee of $66,504,813 by the Company to Parent).

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Company Termination Fee.   The Special Committee considered that the Company may be required to pay a Company Termination Fee of $66,504,813 (representing approximately 3.25% of the equity value implied by the Merger) to Parent if the Merger Agreement is terminated under certain circumstances, including by the Company entering into an Acquisition Agreement with respect to a Company Superior Proposal or if Parent terminates the Merger Agreement because of a Change of Company Recommendation (as further described in this proxy statement under the section captioned “The Merger Agreement — Company Termination Fee”). The Special Committee considered the potentially discouraging impact that the Company Termination Fee could have on a third party’s interest in making an unsolicited competing Company Acquisition Proposal to acquire the Company.
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Regulatory Risks.   The Special Committee considered the possibility that regulatory agencies may delay, object to, challenge or seek to enjoin the Merger.

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Impact of Interim Restrictions on the Company’s Business Pending the Completion of the Merger.   The Special Committee considered the restrictions on the conduct of the Company’s business prior to the consummation of the Merger may delay or prevent us from undertaking strategic initiatives before the completion of the Merger that, absent the Merger Agreement, we might have pursued, or from taking certain actions aimed at incentivizing and retaining our employees.

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Effects of the Merger Announcement.   The Special Committee considered the possible effects of the public announcement of the Merger, including the: (i) effects on the Company’s employees, patients, operating results and stock price; (ii) impact on the Company’s ability to attract and retain key management and personnel; and (iii) potential for litigation in connection with the Merger.

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Taxable Consideration.   The Special Committee considered that the receipt of cash in exchange for the Company Shares in the Merger will be a taxable transaction for U.S. federal income tax purposes for many of the Company Unaffiliated Stockholders.

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Potential Conflicts of Interest.   The Special Committee considered the potential conflict of interest created by the fact that certain of the Company’s executive officers and directors have financial interests in the Merger that may be different from or in addition to those of the Company Unaffiliated Stockholders.

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Transaction Costs.   The Special Committee considered that the Company has incurred and will incur substantial costs in connection with the transactions contemplated by the Merger Agreement, including the Merger, even if such transactions are not consummated.

Recommendation of the Company Board
The disinterested members of the Company Board, acting upon the unanimous recommendation of the Special Committee, unanimously (1) determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of the Company and the holders of Company Shares, including the Company Unaffiliated Stockholders; (2) adopted the Merger Agreement and approved the execution, delivery and performance of the Merger Agreement by the Company and the consummation of the Merger and the other transactions contemplated by the Merger Agreement; (3) resolved to recommend that the holders of Company Shares, including the Company Unaffiliated Stockholders, adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement, including the Merger; and (4) directed that the Merger Agreement be submitted to the holders of Company Shares entitled to vote thereon for adoption thereby. In addition, the Company Board believes that the Merger is substantively and procedurally fair to the Company’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 of the Exchange Act.
In the course of reaching its determination and making its recommendations, the Company Board considered the following non-exhaustive list of material factors and countervailing factors, which are not presented in any relative order of importance:
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Determinations of the Special Committee.   The Special Committee’s analysis (as to both substantive and procedural aspects of the Merger), conclusions and unanimous determination, which the Company Board adopted as its own, that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of the Company and the holders of Company Shares, including the Company Unaffiliated Stockholders. The Company Board also considered the Special Committee’s unanimous recommendation that the Company Board adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger.
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Procedural Protections.   The procedural fairness of the Merger, including that (1) it was negotiated by the Special Committee consisting solely of independent (for purposes of serving on the Special Committee) and disinterested directors who are not affiliated with, and are independent of, any of the Purchaser Filing Parties and were otherwise disinterested and independent with respect to a potential acquisition of the Company by the Purchaser Filing Parties, other than as discussed in this proxy statement in the section captioned “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger”; and (2) the Special Committee had the authority to select and engage, and was advised by, its own independent legal and financial advisors.

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Unaffiliated Stockholder Vote.   The transaction is not structured such that the approval of the majority of “unaffiliated security holders” (as defined in Rule 13e-3 under the Exchange Act) is required. However, the Merger Agreement is subject to a condition requiring adoption and approval by (1) the holders of a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon and (2) the holders of a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon, excluding any Company Shares beneficially owned by the Parent Affiliated Stockholders.

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Other Factors Considered by the Special Committee.   The other material factors and countervailing factors considered by the Special Committee and listed above.

The Company Board concluded that the uncertainties, risks and potentially negative factors relevant to the Merger Agreement and the Merger were outweighed by the potential benefits of the Merger Agreement and the Merger.
The foregoing discussion of the information and factors considered by the Special Committee and by the Company Board is not intended to be exhaustive and includes only the material factors considered. In light of the variety of factors considered by the Special Committee and by the Company Board and the complexity of these factors, neither the Special Committee nor the Company Board found it practicable to, and did not, quantify or otherwise assign relative weights, ranks or values to the foregoing factors in reaching their respective determinations and recommendations. Moreover, each member of the Special Committee and of the Company Board applied his or her own personal business judgment to the process and may have assigned different relative weights, ranks or values to the different factors, and the recommendations, determinations and approvals, where applicable, by the Special Committee and the Company Board were based upon the totality of the information presented to, and considered by, the Special Committee and the Company Board, respectively.
In the course of evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and making the decisions, determinations and recommendations described above (as applicable), the Company Board and the Special Committee did not consider the liquidation value of the Company because (1) they considered the Company to be a viable, going concern; (2) they believed that liquidation sales generally result in proceeds substantially less than sales of a going concern; and (3) they considered determining a liquidation value to be impracticable given the significant execution risk involved in any breakup of the Company. For the foregoing reasons, the Company Board and the Special Committee did not consider liquidation value to be a relevant factor. Further, the Company Board and the Special Committee did not consider the Company’s net book value, which is an accounting concept, as a factor because they believed that (1) net book value is not a material indicator of the value of the Company as a going concern but rather is indicative of historical costs and (2) net book value does not take into account the prospects of the Company, market conditions, trends in the industry in which the Company operates or the business risks inherent in the industry. In addition, the Company Board and the Special Committee did not view the purchase prices paid in the transactions described in the section of this proxy statement captioned “Important Information Regarding the Company—Transactions in Company Shares” to be relevant except to the extent that those prices indicated the trading price of the Company Shares during the applicable periods. The Company Board and the Special Committee believed at the time of entering into the Merger Agreement that the trading price of the shares of Company Shares at any given time represents the best available indicator of the Company’s going concern value at that time so long as the trading price at that time is not impacted by speculation regarding the likelihood of a potential transaction. In addition, the Company Board and the Special Committee considered the value of the Company as a going concern by taking into account the value of the Company’s current and anticipated business, financial condition, results of operations, prospects, and other forward-looking matters.
Other than as described in this proxy statement, the Company Board is not aware of any firm offer by any other person during the prior two years for (1) a merger or consolidation of the Company with another company; (2) the sale or transfer of all or substantially all of the Company’s assets; or (3) a purchase of the Company’s securities that would enable such person to exercise control of the Company.
Opinion of the Financial Advisor to the Special Committee
Goldman Sachs rendered its opinion to the Special Committee that, as of March 2, 2026, and based upon and subject to the factors and assumptions set forth therein, the $16.50 in cash per Company Share to be paid to the holders (other than Excluded Holders) of Company Shares pursuant to the Merger Agreement was fair from a financial point of view to such holders.
The full text of the written opinion of Goldman Sachs, dated March 2, 2026, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Special Committee in connection with its consideration of the transactions contemplated by the Merger Agreement. Goldman Sachs’ opinion is not a recommendation as to how any holder of Company Shares should vote with respect to the transactions contemplated by the Merger Agreement, including the Merger, or any other matter.
In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:
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the Merger Agreement;

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annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended December 31, 2025;

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certain other communications from the Company to its stockholders;

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certain publicly available research analyst reports for the Company; and

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the Forecasts.

Goldman Sachs also (a) held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Company Shares; (b) compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; (c) reviewed the financial terms of certain recent business combinations in the United States healthcare industry; and (d) performed such other studies and analyses, and considered such other factors, as it deemed appropriate.
For purposes of rendering this opinion, Goldman Sachs, with the Special Committee’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the Special Committee’s consent that the Forecasts were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Special Committee. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the transactions contemplated by the Merger Agreement will be obtained without any adverse effect on the expected benefits of the transactions contemplated by the Merger Agreement in any way meaningful to its analysis. Goldman Sachs also assumed that the transactions contemplated by the Merger Agreement will be consummated on the terms set forth in the Merger Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

Goldman Sachs’ opinion does not address the underlying business decision of the Company to engage in the transactions contemplated by the Merger Agreement or the relative merits of the transactions contemplated by the Merger Agreement as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the holders (other than Excluded Holders) of Company Shares, as of March 2, 2026, of the $16.50 in cash per Company Share to be paid to such holders pursuant to the Merger Agreement. Goldman Sachs does not express any view on, and Goldman Sachs’ opinion does not address, any other term or aspect of the Merger Agreement or the transactions contemplated by the Merger Agreement or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the transactions contemplated by the Merger Agreement, including any Rollover Agreement or the fairness of the transactions contemplated by the Merger Agreement to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons in connection with the transactions contemplated by the Merger Agreement, whether relative to the $16.50 in cash per Company Share to be paid to the holders (other than Excluded Holders) of Company Shares pursuant to the Merger Agreement or otherwise. Goldman Sachs’ opinion is necessarily based on economic, monetary market and other conditions as in effect on, and the information made available to Goldman Sachs as of, March 2, 2026 and Goldman Sachs assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after such date. In addition, Goldman Sachs does not express any opinion as to the prices at which the Company Shares will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Parent or the transactions contemplated by the Merger Agreement or as to the impact of the transactions contemplated by the Merger Agreement on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.
The following is a summary of the material financial analyses delivered by Goldman Sachs to the Special Committee in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before February 27, 2026, the last trading day before the public announcement of the transactions contemplated by the Merger Agreement, and is not necessarily indicative of current market conditions.
Historical Stock Trading Analysis.   Goldman Sachs analyzed the $16.50 in cash per Company Share to be paid to holders (other than Excluded Holders) of Company Shares pursuant to the Merger Agreement in relation to (i) the undisturbed closing price per Company Share on November 24, 2025 (the last trading day prior to the public announcement of the November Proposal), (ii) the volume-weighted average price (“VWAP”) per Company Share for the preceding 30-trading day period ended November 24, 2025 and (iii) the VWAP per Company Share for the preceding 60-trading day period ended November 24, 2025.
This analysis indicated that the $16.50 in cash per Company Share to be paid to holders (other than Excluded Holders) of Company Shares pursuant to the Merger Agreement represented:
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a premium of approximately 18% based on the undisturbed closing price per Company Share on November 24, 2025, of $14.01;

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a premium of approximately 21% based on the VWAP per Company Share for the preceding 30-trading day period ended November 24, 2025, of $13.63; and

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a premium of approximately 24% based on the VWAP per Company Share for the preceding 60-trading day period ended November 24, 2025, of $13.29.

Illustrative Discounted Cash Flow Analysis.   Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on the Company to derive a range of illustrative present values per

Company Share. Using the mid-year convention for discounting cash flows and discount rates ranging from 10.0% to 12.0%, reflecting estimates of the Company’s weighted average cost of capital, Goldman Sachs discounted to present value as of December 31, 2025, (i) estimates of unlevered free cash flow for the Company for the fiscal years 2026 through 2035, as reflected in the Forecasts and (ii) a range of illustrative terminal values for the Company, which were calculated by applying perpetuity growth rates ranging from 1.5% to 2.5%, to a terminal year estimate of the unlevered free cash flow to be generated by the Company, as reflected in the Forecasts (which analysis implied terminal year EBITDA exit multiples ranging from 5.5x to 7.8x). The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including the Company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the Company, as well as certain financial metrics for the United States financial markets generally.
Goldman Sachs derived ranges of illustrative enterprise values for the Company by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for the Company the amount of the Company’s total debt and added the amount of Company’s cash and cash equivalents, in each case, as provided by the management of the Company and approved for Goldman Sachs’ use by the Special Committee, to derive a range of illustrative equity values for the Company. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding Company Shares, as provided by the management of the Company and approved for Goldman Sachs’ use by the Special Committee, using the treasury stock method, to derive a range of illustrative present values per Company Share ranging from $15.04 to $25.33.
Illustrative Present Value of Future Share Price Analysis.   Using the Forecasts, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per Company Share. For this analysis, Goldman Sachs first calculated the implied enterprise value for the Company as of December 31 for each of the fiscal years 2026 through 2028, by applying a range multiples of illustrative enterprise value (“EV”) to next twelve-month (“NTM”) EBITDA (“EV/NTM EBITDA”) of 6.0x to 8.0x to estimates of the Company’s EV/NTM EBITDA for each of the fiscal years 2026 through 2028. This illustrative range of EV/NTM EBITDA multiple estimates was derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical EV/NTM EBITDA multiples for the Company.
Goldman Sachs then subtracted the amount of the Company’s net debt for each of the fiscal years 2026 through 2028, each as provided by the management of the Company and approved for Goldman Sachs’ use by the Special Committee, from the respective implied enterprise values in order to derive a range of illustrative equity values as of December 31 for the Company for each of the fiscal years 2026 through 2028. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding Company Shares for each of the fiscal years 2026 through 2028, calculated using information provided by the management of the Company and approved for Goldman Sachs’ use by the Special Committee, to derive a range of implied future values per Company Share. Goldman Sachs then added the cumulative dividends per Company Share expected to be paid to holders of Company Shares through the end of each of fiscal years 2026 through 2028, using the Forecasts. Goldman Sachs then discounted these implied future equity values per Company Share to December 31, 2025, using a mid-year convention for dividends and an illustrative discount rate of 12.2%, reflecting an estimate of the Company’s cost of equity. Goldman Sachs derived such discount rate by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including the Company’s target capital structure weightings, the cost of long-term debt, after tax-yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the Company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values per Company Share of $14.04 to $25.72.
Precedent Transactions Analysis.   Goldman Sachs analyzed certain information relating to the following selected transactions in the United States healthcare industry since 2009. For each of the selected transactions, Goldman Sachs calculated and compared the implied enterprise value of the applicable target company based on the consideration paid in the transaction as a multiple of the target company’s LTM adjusted EBITDA based on information in public filings, press releases and investor relations documents. While none of the companies that participated in the selected transactions are directly comparable to the Company, the companies that participated in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of the Company’s results, market sizes and product profile.
The following table presents the results of this analysis:
Announcement Date	Selected Transactions		EV/LTM Adjusted EBITDA
	Acquiror	Target
December 2017	Humana Inc., Welsh, Carson, Anderson & Stow XII, L.P. and TPG Global, LLC	Kindred Healthcare, Inc.	8.2x
June 2015	HealthSouth Corporation	Reliant Hospital Partners, LLC	9.8x
June 2015	Genesis HealthCare LLC	Revera Inc.	7.9x
November 2014	Kindred Healthcare, Inc.	Centerre Healthcare Corporation	11.2x
April 2013	Vibra Healthcare, LLC	Kindred Healthcare, Inc.	6.4x
February 2011	Kindred Healthcare, Inc.	RehabCare Group, Inc.	7.7x
August 2010	Kindred Healthcare, Inc.	Vista Healthcare, LLC	6.7x
June 2010	Select Medical Holdings Corporation	Regency Hospital Company, L.L.C.	7.6x
November 2009	RehabCare Group, Inc.	Triumph HealthCare Holdings, Inc.	6.2x
Based on the results of the foregoing calculations and Goldman Sachs’ professional judgment and experience, Goldman Sachs applied a reference range of EV/LTM adjusted EBITDA multiples of 6.2x to 11.2x to the Company’s LTM adjusted EBITDA as of December 31, 2025, as provided by the management of the Company and approved for Goldman Sachs’ use by the Special Committee, to derive a range of implied enterprise values for the Company. Goldman Sachs then subtracted the amount of the Company’s net debt as of December 31, 2025, as provided by the management of the Company and approved for Goldman Sachs’ use by the Special Committee, and divided the result by the number of fully diluted outstanding Company Shares as of February 28, 2026, as provided by the management of the Company and approved for Goldman Sachs’ use by the Special Committee, to derive a reference range of implied values per Company Share of $9.99 to $29.87.
Premia Paid Analysis.   Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for all-cash acquisition transactions announced from January 1, 2020, through February 27, 2026, involving a public company in the healthcare industry based in the United States as the target where the disclosed enterprise value for the transaction was between $1 billion and $5 billion. This analysis excluded transactions involving a public company in the biotechnology or pharmaceutical industry. For the entire period, using publicly available information, Goldman Sachs calculated the minimum, median, mean and maximum premiums of the price paid in the 18 transactions relative to the target’s last undisturbed closing stock price prior to announcement of the transaction. This analysis indicated a minimum, median, mean and maximum premium of 12%, 28%, 32% and 77%, respectively, across the period. Using this analysis, Goldman Sachs applied a reference range of illustrative premiums of 12% to 77% to the unaffected price of $14.01 per Company Share as of November 24, 2025, and calculated a range of implied equity values per Company Share of $15.69 to $24.80.
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to the Company or Parent or the transactions contemplated by the Merger Agreement.

Goldman Sachs prepared these analyses for purposes of Goldman Sachs’ providing its opinion to the Special Committee as to the fairness from a financial point of view, as of the date of the opinion, of the $16.50 in cash per Company Share to be paid to the holders (other than Excluded Holders) of Company Shares pursuant to the Merger Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, Parent, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.
The Merger Consideration was determined through arm’s-length negotiations between the Special Committee and Parent and was approved by the Company Board on the recommendation of the Special Committee. Goldman Sachs provided advice to the Special Committee during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to the Company, the Special Committee or the Company Board or that any specific amount of consideration constituted the only appropriate consideration for the transactions contemplated by the Merger Agreement.
Goldman Sachs’ opinion to the Special Committee was one of many factors taken into consideration by the Special Committee in making its determination to recommend that the Company Board (i) declare the Merger Agreement and the transactions contemplated thereby advisable, (ii) adopt the Merger Agreement and approve the Merger and the other transactions contemplated by the Merger Agreement and (iii) recommend adoption of the Merger Agreement and approval of the Merger and other transactions contemplated by the Merger Agreement by the holders of Company Shares. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B.
Goldman Sachs and its affiliates (collectively, “Goldman Sachs Affiliated Entities”) are engaged in advisory, underwriting, lending and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including Mr. Ortenzio, a significant shareholder of the Company and an affiliate of Parent, Mr. Jackson, a significant shareholder of the Company and an affiliate of Parent, or Welsh Carson, an affiliate of Parent (collectively, “Relevant Parties”), or any currency or commodity that may be involved in the transactions contemplated by the Merger Agreement. Goldman Sachs Investment Banking has an existing lending relationship with the Company. Goldman Sachs acted as financial advisor to the Special Committee in connection with, and participated in certain of the negotiations leading to, the transactions contemplated by the Merger Agreement. Goldman Sachs Affiliated Entities have provided certain financial advisory and/or underwriting services to the Company and its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as co-manager with respect to the initial public offering of common stock of Concentra, a former subsidiary of the Company, in July 2024; as financial advisor with respect to the spin-off of the Company’s interests in Concentra to the holders of Company Shares in November 2024; as bookrunner with respect to two bank loans to the Company in November 2024; and as bookrunner with respect to an issuance of senior secured notes by the Company in November 2024. During the two-year period ended March 2, 2026, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to the Company and/or its Related Entities (as defined below) (excluding, if applicable, any significant shareholders and their other affiliates) of less than $10 million. As of March 2, 2026, Goldman Sachs Investment Banking was not mandated by the Company and/or its Related Entities (excluding, if applicable, any significant shareholders and their other affiliates) to provide to any such person financial advisory and/or underwriting services. As of March 2, 2026, other than with respect to the transactions contemplated by the Merger Agreement, Goldman Sachs Investment Banking was not soliciting the Company and/or its Related

Entities (excluding, if applicable, any significant shareholders and their other affiliates) to work on financial advisory and/or underwriting matters for any such persons on which it was not mandated.
Goldman Sachs Affiliated Entities also have provided certain financial advisory and/or underwriting services to Welsh Carson and/or its Related Entities from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor with respect to the sale of Avetta, LLC, a portfolio company of Welsh Carson, in July 2024; as bookrunner with respect to a bank loan to Asurion, LLC, a portfolio company of Welsh Carson, in October 2024; and as lead arranger with respect to a revolving credit facility of US Anesthesia Partners, a portfolio company of Welsh Carson, in October 2025. During the two-year period ended March 2, 2026, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Welsh Carson and/or its Related Entities (excluding Mr. Ortenzio, Mr. Jackson and their other affiliates) from time to time of approximately $36 million. As of March 2, 2026, Goldman Sachs Investment Banking was mandated by Welsh Carson and/or its Related Entities (excluding Mr. Ortenzio, Mr. Jackson and their other affiliates) to provide financial advisory and/or underwriting services unrelated to the transactions contemplated by the Merger Agreement with respect to one or more matters and, if all such matters were to be consummated, Goldman Sachs Investment Banking expected that it would recognize compensation in an aggregate amount less than the transaction fee expected in connection with the transactions contemplated by the Merger Agreement. In addition, as is typical for investment banks, as of March 2, 2026, Goldman Sachs Investment Banking was soliciting Welsh Carson and/or its Related Entities (excluding Mr. Ortenzio, Mr. Jackson and their other affiliates) to work on financial advisory and/or underwriting matters unrelated to the transactions contemplated by the Merger Agreement on which it was not, and may not be, mandated. Goldman Sachs Investment Banking is not in a position to estimate the amount of compensation, if any, it expects to recognize with respect to such matters, but it expects that, were it to be mandated on such matters, the mandates would provide for customary compensation. The status, timing and likelihood of consummation of such matters will change over time. During the two-year period ended March 2, 2026, Goldman Sachs Investment Banking has not been engaged by Mr. Ortenzio, Mr. Jackson or their respective affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. As of March 2, 2026, Goldman Sachs Investment Banking was not soliciting Mr. Ortenzio, Mr. Jackson, and/or their respective affiliates (excluding the Company and its subsidiaries) to work on financial advisory and/or underwriting matters for any such persons on which it was not mandated. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to the Relevant Parties and their respective Related Entities, for which Goldman Sachs Investment Banking may receive compensation.
As of March 2, 2026, Goldman Sachs Affiliated Entities had (i) no direct GS Principal Investment (as defined below) in the Company and/or its affiliates (excluding Mr. Ortenzio, Mr. Jackson and their other affiliates), (ii) an aggregate direct GS Principal Investment of approximately $20.77 million in Welsh Carson and/or its Related Entities (excluding Mr. Ortenzio, Mr. Jackson and their other affiliates), (iii) an aggregate direct GS Principal Investment of approximately $0.13 million in WCAS, a fund managed by Welsh Carson that has provided the Equity Commitment Letter, (iv) no direct GS Principal Investment in affiliates of Mr. Ortenzio (excluding Mr. Jackson, Welsh Carson, the Company or their respective affiliates) and (v) no direct GS Principal Investment in affiliates of Mr. Jackson (excluding Mr. Ortenzio, Welsh Carson, the Company or their respective affiliates). As of March 2, 2026, funds managed by Goldman Sachs Affiliated Entities were not co-invested with Welsh Carson and/or its Related Entities but were invested in equity interests of funds managed by affiliates of Welsh Carson. Such funds managed by Goldman Sachs Affiliated Entities may co-invest with, and invest in equity interests of, Welsh Carson and/or its Related Entities in the future.
In addition, members of the Goldman Sachs Investment Banking team working with the Company on the transactions contemplated by the Merger Agreement and/or certain members of their families hold, in each case, indirect equity investments of less than $1,000 in WCAS.
On the public side of Goldman Sachs’ informational wall (the “Public Side”) and in the ordinary course of its various business activities, Goldman Sachs Affiliated Entities may also own equity securities in the Relevant Parties, and/or their respective affiliates arising from engaging in market making, trade execution, clearing, custody, margin lending and other similar financing transactions, securities lending, and related activities (including by acting as agent for third parties executing their transactions or as principal supplying liquidity to market participants, and any related hedging, other risk management or inventory management) (collectively, “Market Making Activities”), which positions change frequently. Regulatory, informational and operational barriers separate the Public Side from Goldman Sachs Investment Banking.
For purposes of this section of the proxy statement, (x) Goldman Sachs relied on its books and records to (i) unless otherwise indicated, calculate all amounts and (ii) determine whether an entity is an affiliate, portfolio company, subsidiary or majority-owned subsidiary of another entity and (y) the following terms have the definitions set forth below:
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“GS Principal Investments” (including any associated commitments) are (i) direct balance sheet investments in equity interests or equity securities held by Goldman Sachs Affiliated Entities for its own account or (ii) direct investments in equity interests held by a fund managed by a Goldman Sachs Affiliated Entity which fund is primarily for the benefit of Goldman Sachs Affiliated Entities and/or its current and former employees and not third party clients. GS Principal Investments do not include equity interests arising from Market Making Activities, equity derivatives, convertible debt instruments or warrants or equity kickers received in connection with senior secured loans, mezzanine loans, warehouse loans, preferred equity with a fixed rate of return or other similar types of financing transactions (which may also be subject to hedging or other risk-mitigating instruments). GS Principal Investments also do not include investments by funds managed by Goldman Sachs Affiliated Entities which funds are almost entirely for the benefit of third party clients (“GS Client Funds”), which funds can co-invest alongside, and/or make investments in, the Relevant Parties or their respective Related Entities. As investment managers for GS Client Funds, Goldman Sachs Affiliated Entities are required to fulfill a fiduciary responsibility to GS Client Funds in making decisions to purchase, sell, hold or vote on, or take any other action with respect to, any financial instrument.

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“Related Entities” are, as applicable, a person or entity’s subsidiaries, affiliates, portfolio companies and/or funds managed thereby.

The Special Committee selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the transactions contemplated by the Merger Agreement. Pursuant to a letter agreement dated December 20, 2025, the Special Committee engaged Goldman Sachs to act as its financial advisor in connection with the transactions contemplated by the Merger Agreement. The engagement letter between the Special Committee and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $11 million, all of which is contingent upon consummation of the transactions contemplated by the Merger Agreement, including the Merger. In addition, the Special Committee has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Materials Provided to the Special Committee by Goldman Sachs
In addition to the presentation made to the Special Committee on March 2, 2026, described above under “Special Factors — Opinion of the Financial Advisor to the Special Committee,” Goldman Sachs also made various preliminary presentations containing preliminary financial analyses to the Special Committee on December 23, 2025, January 12, 2026, January 29, 2026, February 6, 2026, February 8, 2026, February 10, 2026, February 23, 2026, February 25, 2026, February 28, 2026 and March 11, 2026. Copies of these written preliminary presentations and a copy of the presentation made to the Special Committee on March 2, 2026, have been filed as exhibits to the Schedule 13E-3 Transaction Statement filed with the SEC in connection with the proposed Merger. These written preliminary presentations and the presentation made to the Special Committee on March 2, 2026 will be available to any interested stockholder of the Company (or any representative of a stockholder who has been so designated in writing) to inspect and copy at the Company’s corporate offices during regular business hours.
None of the various preliminary presentations to the Special Committee, alone or together, constitute, or form the basis for, an opinion of Goldman Sachs. Information contained in the various preliminary presentations is substantially similar to the information provided in Goldman Sachs’ presentation to the Special Committee on March 2, 2026, as described above under “Special Factors — Opinion of the Financial

Advisor to the Special Committee.” A summary of the written preliminary presentations is provided below. The following summary, however, does not purport to be a complete description of the written preliminary presentations or of the preliminary financial analyses performed by Goldman Sachs.
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The December 23, 2025 materials presented to the Special Committee contained, among other information, an analysis of the Company’s largest institutional stockholders.

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The January 12, 2026 materials presented to the Special Committee contained, among other information:

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a preliminary analysis at various prices for the Company similar to that described above;

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a summary of preliminary financial projections then prepared and provided by the Company’s management, which were updated and superseded by the Forecasts;

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a preliminary illustrative discounted cash flow analysis of the Company similar to that described above;

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a preliminary illustrative present value of future share price analysis for the Company similar to that described above;

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a preliminary precedent transactions analysis for the Company similar to that described above; and

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a preliminary premia analysis of similar precedent United States healthcare transactions (excluding transactions involving a public company in the biotechnology industry) for the Company similar to that described above, using the price per Company Share at the time.

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The January 29, 2026 materials presented to the Special Committee contained, among other information, a summary of certain publicly available research analyst reports for the Company.

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The February 6, 2026 materials presented to the Special Committee contained, among other information:

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a preliminary analysis at various prices for the Company similar to that described above;

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a preliminary illustrative discounted cash flow analysis of the Company similar to that described above;

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a preliminary illustrative present value of future share price analysis for the Company similar to that described above;

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a preliminary precedent transactions analysis for the Company similar to that described above;

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a preliminary premia analysis of similar precedent United States healthcare transactions (excluding transactions involving a public company in the biotechnology industry) for the Company similar to that described above, using the price per Company Share at the time; and

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an analysis of the Company’s largest institutional stockholders.

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The February 8, 2026 materials presented to the Special Committee contained, among other information, a review of process considerations.

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The February 10, 2026 materials presented to the Special Committee contained, among other information, a summary of the Forecasts.

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The February 23, 2026 materials presented to the Special Committee contained, among other information, a preliminary analysis at various prices for the Company similar to that described above.

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The February 25, 2026 materials presented to the Special Committee contained, among other information, a preliminary analysis at various prices for the Company similar to that described above.

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The February 28, 2026 materials presented to the Special Committee contained, among other information, a preliminary precedent transactions analysis.

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The March 2, 2026 materials presented to the Special Committee described above under “Special Factors — Opinion of the Financial Advisor to the Special Committee.”

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The March 11, 2026 materials presented to the Special Committee contained, among other information, a post-signing analysis at various prices for the Company.

The preliminary financial analyses in these preliminary presentations were based on market, economic and other conditions as they existed as of the dates of the respective presentations as well as other information that was available at those times. Accordingly, the results of the financial analyses differed due to changes in those conditions. Finally, Goldman Sachs continued to refine various aspects of its financial analyses with respect to the Company until March 2, 2026.
Position of the WCAS Filing Parties and Parent Entities as to the Fairness of the Merger
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Under a possible interpretation of the SEC rules governing “going-private” transactions, each WCAS Filing Party and Parent Entity may be deemed to be an affiliate of the Company, and therefore required to express its belief as to the fairness of the proposed Merger to the Company’s “unaffiliated security holders” (as defined in Rule 13e-3 under the Exchange Act). The Merger is a Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. The WCAS Filing Parties and Parent Entities are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. However, the view of the WCAS Filing Parties and Parent Entities as to the fairness of the Merger is not intended to be, and should not be construed as, a recommendation to any holder of Company Shares as to how that holder should vote on the Merger Proposal. The WCAS Filing Parties and Parent Entities have interests in the Merger that are different from, and/or in addition to, the unaffiliated security holders of the Company.

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The WCAS Filing Parties and Parent Entities believe that the interests of the unaffiliated security holders were represented by the Special Committee, which negotiated the terms and conditions of the Merger Agreement with the assistance of its independent legal and financial advisors. The WCAS Filing Parties and the Parent Entities did not participate in the discussions or deliberations of the Special Committee or the Company Board regarding, nor have they received advice from the respective legal, financial or other advisors of the Special Committee or the Company Board as to, the fairness of the Merger. The WCAS Filing Parties and Parent Entities have not performed, or engaged a financial advisor to perform, any valuation or other analyses for the purposes of assessing the fairness of the Merger to the unaffiliated security holders of the Company.

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Based on, among other things, their knowledge and analyses of available information regarding the Company, as well as discussions with the Company’s senior management regarding the Company and its business and the factors considered by, and the analyses and resulting conclusions of, the Company Board and the Special Committee discussed in the section of this proxy statement entitled “Special Factors — Reasons for the Merger; Recommendation of the Special Committee and the Company Board”, the WCAS Filing Parties and Parent Entities believe that the Merger is procedurally and substantively fair to the Company’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 of the Exchange Act. In particular, the WCAS Filing Parties and Parent Entities considered the following, which are not listed in any relative order of importance:

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the current and historical market prices of the Company Shares, including the market performance of the Company Shares relative to those of other participants in the Company’s industry and general market indices, and current industry, regulatory, economic and market conditions, trends and cycles, including the impact current and future Medicare Advantage reimbursement rates would have on the Company and its financial condition and the fact that the Merger Consideration represents an 18% premium to the closing price of $14.01 per Company Share on November 24, 2025, the last trading day prior to the public disclosure of the November Proposal, as well as a premium of approximately 21% to the Company’s 30-day VWAP on November 24, 2025 and a premium of approximately 24% to the Company’s 60-day VWAP on November 24, 2025; the Company Shares traded as low as $11.65 per Company Share during the 52-week period prior to the announcement of the November Proposal;

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the Special Committee’s process for soliciting and responding to offers from potential bidders in an effort to obtain the best value reasonably available to the unaffiliated security holders of the

Company, including the fact that after receipt of the Buyer Consortium’s proposal, the Special Committee, with the assistance of representatives of Goldman Sachs, approached nine potential strategic and financial sponsor bidders (other than the Buyer Consortium), including those considered most likely to have potential interest in acquiring the Company and (i) the Company had not received any offers or outreach from any other parties and (ii) all counterparties (other than the Buyer Consortium) discontinued discussions with the Special Committee prior to the Company’s entry into the Merger Agreement;
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the fact that, in considering the transaction with the Purchaser Filing Parties, the Special Committee acted to represent the interests of the Company and the unaffiliated security holders of the Company;

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the fact that the Special Committee had the full power and authority to negotiate the terms and conditions of any strategic transaction involving the Company (including the Merger), including to reject any proposals made by Parent or any other person, and the recognition by the Special Committee that it had no obligation to recommend to the Company Board that it approve the Merger Agreement, and the recognition by the Company Board that it had no obligation to approve the Merger Agreement;

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the fact that the Special Committee unanimously (i) determined that it is fair to and in the best interests of the Company and the Company Unaffiliated Stockholders for the Company to enter into the Merger Agreement and declared the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, advisable and (ii) recommended that the Company Board (x) declare the Merger Agreement and the transactions contemplated by the Merger Agreement advisable, (y) adopt the Merger Agreement and approve the Merger and the other transactions contemplated by the Merger Agreement and (z) recommend adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement by the holders of Company Shares;

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the fact that the disinterested members of the Company Board, acting upon the recommendation of the Special Committee, unanimously (i) determined that the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of the Company and the Company Unaffiliated Stockholders, (ii) adopted the Merger Agreement and approved the execution, delivery and performance of the Merger Agreement by the Company and the consummation of the Merger and the other transactions contemplated by the Merger Agreement, (iii) resolved to recommend that holders of Company Shares, including the unaffiliated security holders of the Company, adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement, including the Merger, and (iv) directed that the Merger Agreement be submitted to the holders of Company Shares entitled to vote thereon for adoption thereby;

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the fact that the Special Committee is comprised of directors who are independent (for purposes of serving on the Special Committee), disinterested and not affiliated with, and are independent of, the Purchaser Filing Parties and who are otherwise disinterested and independent with respect to a potential acquisition of the Company by the Purchaser Filing Parties, other than as discussed in the section of this proxy statement captioned “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger”;

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the fact that the Special Committee and the Company Board were fully informed about the extent to which the interests of the Purchaser Filing Parties in the Merger differed from those of the unaffiliated security holders of the Company;

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the fact that the Special Committee retained, and had the benefit of advice from, nationally recognized legal and financial advisors;

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notwithstanding that the Transaction is not conditioned on the approval of a majority of “unaffiliated security holders” (as defined in Rule 13e-3 under the Exchange Act), the fact that the Company and the Special Committee have conditioned the potential transaction upon, and the Parent Entities’ proposals for the potential transaction were conditioned upon, (i) the approval of the Special Committee and (ii) a non-waivable condition of the Company obtaining the Requisite

Stockholder Approvals and such Requisite Stockholder Approval is in fact being sought and required prior to consummation of the Merger;

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the fact that the Merger Consideration will be paid to the unaffiliated security holders in all cash, thus allowing the unaffiliated security holders of the Company to immediately realize a certain and fair value for their Company Shares, which value represents a significant premium, including (i) a premium of approximately 18% over the Company’s unaffected price as of November 24, 2025, the last trading day prior to the public disclosure of the November Proposal; (ii) a premium of approximately 21% to the Company’s 30-day VWAP on November 24, 2025; and (iii) a premium of approximately 24% to the Company’s 60-day VWAP on November 24, 2025;

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the fact that the Merger will provide liquidity for the unaffiliated security holders of the Company without the delays that would otherwise be necessary in order to liquidate the positions of larger holders, and without incurring brokerage and other costs typically associated with market sales;

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the fact that the Merger will provide liquidity to larger holders without the risks of market volatility and downward pressure on the stock price associated with the liquidation of such positions;

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the likelihood that the Merger would be completed, based on, among other things, the limited number and nature of the conditions to the completion of the Merger, including the fact that there is no financing condition;

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the potential risks to the Company of continuing to have publicly traded common stock, including the risks of market volatility and global uncertainty;

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the fact that the Company has the ability, subject to specified conditions (including that the Debt Financing has been funded or will be funded at the Closing), to enforce the Buyer Consortium’s obligation to consummate the Merger and the Equity Investor’s obligation to provide the Equity Financing under the Merger Agreement;

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the fact that, notwithstanding that the Purchaser Filing Parties are not entitled to, and did not, rely on the opinion provided by Goldman Sachs to the Special Committee on March 2, 2026, the opinion of Goldman Sachs delivered to the Special Committee, which was subsequently confirmed by delivery of a written opinion of Goldman Sachs dated March 2, 2026, stated that, as of the date of such opinion and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations upon review undertaken by Goldman Sachs in preparing its opinion, the $16.50 in cash per outstanding Company Share to be paid to the holders (other than Excluded Holders) of Company Shares pursuant to the Merger Agreement was fair, from a financial point of view, to such holders;

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the fact that the Merger Consideration and the terms and conditions of the Merger were the result of the Special Committee’s extensive arm’s length negotiations with Parent, which resulted in the Special Committee negotiating to increase Mr. Ortenzio’s initial offer of $16.00 to $16.20 per Company Share to $16.50 per Company Share;

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the Company’s ability, under certain circumstances as set out in the Merger Agreement, to enter into discussions with, furnish information to, and engage or participate in discussions or negotiations with, third parties submitting bona fide unsolicited alternative Company Acquisition Proposals if the Special Committee determines in good faith (after consultation with its outside financial advisor and legal counsel) that the proposal(s) constitutes, or would reasonably be expected to lead to, a Company Superior Proposal;

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the Company’s ability, under certain circumstances as set out in the Merger Agreement, to terminate the Merger Agreement to enter into a definitive agreement related to a Company Superior Proposal, subject to paying Parent the Company Termination Fee of $66,504,813 (representing approximately 3.25% of the equity value implied by the Merger), subject to and in accordance with the terms and conditions of the Merger Agreement;

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the Company’s stockholders’ right to exercise their statutory appraisal rights under Section 262 of the DGCL and receive payment of the fair value of their Company Shares, subject to and in accordance with the terms and conditions of the Merger Agreement and the DGCL;

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the fact that the WCAS Filing Parties have not made any purchases required to be disclosed in response to Item 1002(f) of Reg M-A; and

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the fact that, in certain circumstances under the terms of the Merger Agreement, the Company Board, acting upon the recommendation of the Special Committee, and the Special Committee, are able to change, withhold, withdraw, qualify or modify their recommendation that the holders of Company Shares (including the unaffiliated security holders of the Company) vote in favor of the Merger Proposal.

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The WCAS Filing Parties and Parent Entities did not consider the liquidation value of the Company in determining their view as to fairness of the Merger to the unaffiliated security holders because the WCAS Filing Parties and Parent Entities consider the Company to be a viable going concern and view the trading history of the Company Shares as an indication of the Company’s going concern value, and, accordingly, did not believe liquidation value to be relevant to a determination as to the fairness of the Merger.

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The WCAS Filing Parties and Parent Entities did not consider net book value, which is an accounting concept, in determining their view as to fairness of the Merger to the unaffiliated security holders because they believed that net book value is not a material indicator of the value of the Company as a going concern but rather is indicative of historical costs and therefore not a relevant measure in the determination as to the fairness of the Merger. See the section of this proxy statement captioned “Where You Can Find Additional Information” for a description of how to obtain copies of the Company’s periodic reports.

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The WCAS Filing Parties and Parent Entities did not establish a going concern value for the Company as a public company to determine the fairness of the Merger consideration to unaffiliated security holders because, following the Merger, the Company will have a significantly different capital structure. The WCAS Filing Parties and Parent Entities note, however, that to the extent the pre-Merger going concern value was reflected in the pre-announcement price of the Company Shares, the Merger Consideration represents a premium to the going concern value of the Company at the time the Merger Agreement was executed and at November 24, 2025, the last trading day prior to the public disclosure of the November Proposal.

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The WCAS Filing Parties and Parent Entities did not view the purchase prices paid in the transactions described in the section of this proxy statement captioned “Important Information Regarding the Company — Transactions in Company Shares” to be relevant except to the extent that those prices indicated the trading price of the Company Shares during the applicable periods.

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The WCAS Filing Parties and Parent Entities were not aware of, and thus did not consider, any other firm offers made by any unaffiliated person during the past two years for (i) a merger or consolidation of the Company with another company, (ii) the sale or transfer of all or substantially all of the Company’s assets or (iii) the purchase of all or a substantial portion of the Company Shares that would enable such person to exercise control of or significant influence over the Company.

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The WCAS Filing Parties and Parent Entities did not receive any reports, opinions or appraisals from any outside party materially related to the fairness of the Merger or the Merger Consideration, and thus did not consider any such reports, opinions or appraisals in determining the substantive and procedural fairness of the Merger to unaffiliated security holders. However, the Purchaser Filing Parties, including the WCAS Filing Parties and Parent Entities, did receive preliminary discussion materials on November 24, 2025 (filed as exhibit (c)(iii) to the Schedule 13E-3 Transaction Statement) (the “November 2025 Discussion Materials”) and discussion materials on March 1, 2026 (filed as exhibit (c)(ii) to the Schedule 13E-3 Transaction Statement) (the “March 2026 Discussion Materials”) from Wells Fargo and JPMorgan, Parent’s financial advisors, that each summarize publicly available (i) premia data for certain precedent transactions and (ii) trading and financial data for the Company and selected public companies. The November 2025 Discussion Materials and the March 2026 Discussion Materials are both further described in the section of this proxy statement captioned “Special Factors — Materials Provided to the Purchaser Filing Parties by Wells Fargo and JP Morgan”.

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The WCAS Filing Parties and Parent Entities also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the proposed Merger, including:

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(1) the fact that the unaffiliated security holders of the Company will not participate in any future earnings, appreciation in value or growth of the Company’s business and will not benefit from any potential sale of the Company or its assets to a third party in the future, (2) the risk that the Merger might not be completed in a timely manner or at all and (3) the fact that Parent and Merger Sub are newly formed corporations with essentially no assets other than the funding commitments of WCAS and the Rollover commitments of the Rollover Holders;

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the restrictions on the conduct of the Company’s business prior to the completion of the Merger set forth in the Merger Agreement, which may delay or prevent the Company from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of the Company pending completion of the Merger, or from taking certain actions aimed at incentivizing and retaining the Company’s employees;

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the negative effect that the pendency of the Merger, or a failure to complete the Merger, could potentially have on the Company’s business and relationships with its employees, vendors and patients;

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subject to the terms and conditions of the Merger Agreement, the Company’s ability to solicit competing transactions (subject to certain exceptions to allow the Company Board, acting upon the recommendation of the Special Committee, to exercise their respective fiduciary duties to negotiate with parties who submit a Company Acquisition Proposal and accept a Superior Proposal, and then only upon the payment of the Company Termination Fee of $66,504,813 by the Company to Parent);

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the possibility that the amounts that may be payable by the Company upon the termination of the Merger Agreement, including payment to Parent of the Company Termination Fee of $66,504,813 (representing approximately 3.25% of the equity value implied by the Merger), and the processes required to terminate the Merger Agreement, including the opportunity for Parent to negotiate to make adjustments to the Merger Agreement, could discourage other potential acquirors from making a competing bid to acquire the Company; and

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the fact that the receipt of cash by a U.S. Holder in exchange for their Company Shares pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes.

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The foregoing discussion of the information and factors considered and given weight by the WCAS Filing Parties and Parent Entities in connection with the fairness of the Merger is not intended to be exhaustive but is believed to include all material factors considered by them. The WCAS Filing Parties and Parent Entities did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the Merger. Rather, the WCAS Filing Parties and Parent Entities reached their position as to the fairness of the Merger after considering all of the foregoing as a whole.

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The WCAS Filing Parties and Parent Entities believe these factors provide a reasonable basis upon which to form their position regarding the fairness of the Merger to the unaffiliated security holders of the Company. This position however, is not intended to be and should not be construed as a recommendation to any holder of Company Shares to approve the Merger Proposal. The WCAS Filing Parties and Parent Entities make no recommendation as to how any holder of Company Shares should vote their Company Shares relating to the Merger Proposal. The WCAS Filing Parties and Parent Entities attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the unaffiliated security holders of the Company, and, accordingly, did not negotiate the Merger Agreement with a goal of obtaining terms that were fair to the unaffiliated security holders of the Company.

Position of the Rollover Filing Parties as to the Fairness of the Merger
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Under the SEC rules governing “going-private” transactions, each of the Rollover Filing Parties may be deemed to be an affiliate of the Company and, therefore, are required to express their belief as to the fairness of the transaction contemplated by the Merger Agreement, including the Merger, to the Company’s “unaffiliated security holders” (as defined in Rule 13e-3 under the Exchange Act). The Rollover Filing Parties are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. However, the view of the Rollover Filing Parties as to the fairness of the Merger is not intended to be and should not be construed as a recommendation to any holders of Company Shares as to how such holder should vote on the Merger Proposal. Rollover Holders have interests in the Merger that are different from, and in addition to, the Company’s unaffiliated security holders by virtue of the Rollover Holders’ commitment to exchange their Rollover Shares in exchange for equity in the Surviving Corporation in lieu of receiving the Merger Consideration in respect of such Rollover Shares.
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The Rollover Filing Parties believe that the interests of the unaffiliated security holders were properly represented by the Special Committee, which consisted only of independent and disinterested directors of the Company with respect to contemplated transactions and negotiated the terms and conditions of the Merger Agreement. Although Mr. Ortenzio is a member of the Board of Directors, he was not a member of the Special Committee and did not participate in the discussions or deliberations of the Special Committee regarding, nor receive advice from the respective independent legal, financial or other advisors of the Special Committee as to, the fairness of the Merger to the holders of Company Shares. For these reasons, the Rollover Filing Parties do not believe that their interests in the Merger influenced the decisions or recommendations of the Special Committee with respect to the Merger Agreement or the Merger. The Rollover Filing Parties have not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the Merger to the unaffiliated security holders.

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Based on the knowledge and analyses of the Rollover Filing Parties of available information regarding the Company, and the factors considered by, and the analyses and resulting conclusions of, the Special Committee and the Board of Directors discussed in the section of this proxy statement entitled “Special Factors — Reasons for the Merger; Recommendation of the Special Committee and the Company Board” (which analyses and resulting conclusions the Rollover Filing Parties adopt), as well as the factors considered by WCAS and the Parent Entities described under the section of this proxy statement entitled “Special Factors — Position of the WCAS Filing Parties and Parent Entities as to the Fairness of the Merger” (which analyses and resulting conclusions the Rollover Filing Parties adopt), the Rollover Filing Parties believe that the Merger is substantively and procedurally fair to the Company’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 of the Exchange Act. This belief should not, however, be construed as a recommendation to any unaffiliated security holders as to whether they should, and the Rollover Filing Parties do not make any recommendation as to whether any unaffiliated security holders should, vote in favor of the Merger or exercise their appraisal rights under the DGCL.

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In addition to the factors described under the foregoing sections, the Rollover Filing Parties also believe that the Merger is procedurally and substantively fair to the Company Unaffiliated Stockholders and to the Company’s “unaffiliated security holders,” as such term is defined in Rule 13e-3, based upon, among other things, the following factors, which are not listed in any relative order of importance:

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the fact that the Special Committee recommended to the Company Board that the Company Board (i) declare the Merger Agreement and the transactions contemplated therein, including the Merger, advisable, (ii) adopt the Merger Agreement and approve the Merger and the other transactions contemplated by the Merger Agreement and (iii) recommend the adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated by the Merger Agreement by the holders of the Company Shares;

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the Company’s operating and financial performance and its prospects, including certain financial analyses and forecasts for the Company prepared by the Company’s management, as approved for Goldman Sachs’ use by the Special Committee, which reflects an application of various assumptions of management, and the inherent uncertainty of achieving the Company’s prospective forecasts, as set forth below in the section of this proxy statement entitled “Special Factors — Unaudited Prospective Financial Information”;

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the fact that the Rollover Shares are valued with the same valuation per Company Share as the Merger Consideration;

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the fact that the Company has sufficient operating flexibility to conduct its business in the ordinary course prior to the consummation of the contemplated transactions;

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the Company’s ability, under circumstances specified in the Merger Agreement and the Equity Commitment Letter, to specifically enforce Parent’s obligations under the Merger Agreement and to cause the Equity Financing to be funded as contemplated by the Merger Agreement and the Equity Commitment Letter;

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the fact that the Company Termination Fee of $66,504,813 payable by the Company to Parent is only payable in certain limited circumstances;

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the fact that WCAS is guaranteeing the full amount of the Parent Termination Fee under the Merger Agreement;

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the fact that Parent has obtained Debt Financing in connection with the Merger and obligations of Parent under the Merger Agreement with respect to such Debt Financing;

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the fact that Parent agreed to use reasonable best efforts to take all steps as may be necessary to obtain regulatory approvals to consummate the Merger, subject to and in accordance with the terms and conditions specified under the Merger Agreement, and that the representatives of the Purchaser Filing Parties entered into the Interim Investors Agreement; and

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the Rollover Filing Parties’ belief that the likelihood of completing the Merger, which would result in the payment of the Merger Consideration to the unaffiliated security holders, is increased in light of the fact that each Rollover Holder has agreed to vote all of the Company Shares beneficially owned by such Rollover Holder in favor of the Merger Proposal and the fact that the Rollover Agreements provide the Company the ability to enforce such voting commitment as a third party beneficiary.

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The Rollover Filing Parties also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the proposed Merger, including:

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the risk that the Merger might not be completed in a timely manner or at all;

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the fact that Parent and Merger Sub are newly formed entities with no assets;

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the limited restrictions placed on the conduct of the Company’s business prior to the completion of the Merger pursuant to the terms of the Merger Agreement, which could delay or prevent the Company from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of the Company absent pending the completion of the Merger;

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the negative effect that the pendency or consummation of the Merger and the other transactions contemplated by the Merger Agreement, or any failure to complete the Merger and the other transactions contemplated under the Merger Agreement, could potentially have on the Company’s business and relationships with its employees, vendors and customers;

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the fact that the completion of the Merger requires the expiration, termination or obtainment of any applicable waiting periods, actions, non-actions, consent approvals or clearances from applicable governmental authorities, as well as the satisfaction of other closing condition, that are not within the Company’s control;

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the fact that the Company’s directors, officers and employees have expended and will expend extensive time and effort attempting to complete the Merger and the other transactions contemplated by the Merger Agreement and such persons have experienced and will experience significant distractions from their work during the pendency of such transactions, and that the Company has incurred and will incur substantial costs in connection with such transactions, even if such transactions are not consummated; and

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the risk of litigation arising from stockholders of the Company in respect of the Merger Agreement, the Merger and the other transactions contemplated by the Merger.

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The Rollover Filing Parties did not receive any reports, opinions or appraisals from any outside party materially related to the fairness of the Merger or the Merger Consideration, and thus did not consider any such reports, opinions or appraisals in determining the substantive and procedural fairness of the Merger to unaffiliated security holders. However, the Purchaser Filing Parties, including the Rollover

Filing Parties, did receive the November 2025 Discussion Materials and the March 2026 Discussion Materials from Wells Fargo and JPMorgan, the Parent’s financial advisors, that each summarize publicly available (i) premia and multiple data for certain precedent transactions and (ii) trading and financial data for the Company and selected public companies. The November 2025 Discussion Materials and the March 2026 Discussion Materials are both further described in the section of this proxy statement captioned “Special Factors — Materials Provided to the Purchaser Filing Parties by Wells Fargo and JP Morgan”.
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The foregoing discussion of the information and factors considered and given weight by the Rollover Filing Parties in connection with the fairness of the Merger is not intended to be exhaustive but is believed to include all material factors considered by them. The Rollover Filing Parties did not find it practicable to assign, nor did they assign, specific relative weights to the individual foregoing factors that they considered in reaching their conclusion as to the fairness of the Merger to the unaffiliated security holders. Rather, the Rollover Filing Parties reached their position as to the fairness of the Merger after considering all of the foregoing as a whole.

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The Rollover Filing Parties are not aware of any offers by any unaffiliated person during the past two years relating to (1) the merger or consolidation of the Company with or into another company, or vice versa; (2) the sale or transfer of all or any substantial portion of the assets of the Company; or (3) a purchase of the Company Shares that would enable the holder to exercise control over the Company.

Materials Provided to the Purchaser Filing Parties by Wells Fargo and JPMorgan
Parent, acting at the direction of the Purchaser Filing Parties, engaged Wells Fargo and JPMorgan as its financial advisors in connection with the transactions contemplated under the Merger Agreement, including the Merger. Each of Wells Fargo and JPMorgan was selected by Parent to act as a financial advisor based on each of Wells Fargo’s and JPMorgan’s qualifications, experience and reputation, as well as based on a history of the Wells Fargo and JPMorgan team members providing business and financial advice to certain Purchaser Filing Parties.
Wells Fargo and JPMorgan jointly prepared and provided to the Purchaser Filing Parties, for informational purposes, the November 2025 Discussion Materials and the March 2026 Discussion Materials. The following summary of the discussion materials is qualified in its entirety by reference to the full November 2025 Discussion Materials and March 2026 Discussion Materials attached as exhibits to the Schedule 13E-3 Transaction Statement of which this proxy statement forms a part.
The November 2025 Discussion Materials and the March 2026 Discussion Materials were intended to assist the Purchaser Filing Parties’ evaluation of the transactions contemplated under the Merger Agreement, including the Merger. Neither Wells Fargo nor JPMorgan was requested to, and neither did, provide to the Purchaser Filing Parties or any other person (i) any opinion as to the fairness of the transactions contemplated under the Merger Agreement, including the Merger; (ii) any opinion as to the fairness of the Merger Consideration to the holders of Company Shares; or (iii) any recommendation to any holder of Company Shares as to how such holder should vote with respect to the Merger Proposal or any other matter.
In preparing the November 2025 Discussion Materials and the March 2026 Discussion Materials, each of Wells Fargo and JPMorgan, among other things:
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reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates;

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compared the financial and operating performance of the Company with publicly available information concerning certain other companies that Wells Fargo and JPMorgan deemed relevant and reviewed the current and historical market prices of certain publicly traded securities of such other companies;

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reviewed certain internal financial analyses and forecasts prepared by certain Purchaser Filing Parties relating to the Company; and

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performed such other financial studies and analyses and considered such other information as Wells Fargo and JPMorgan deemed appropriate for the purposes of its financial analyses.

In preparing the November 2025 Discussion Materials and the March 2026 Discussion Materials, each of Wells Fargo and JPMorgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with Wells Fargo and JPMorgan by the Purchaser Filing Parties or the Company, as applicable, or otherwise reviewed by or for Wells Fargo or JPMorgan. Neither Wells Fargo nor JPMorgan independently verified (nor did they assume responsibility or liability for independently verifying) any such information or its accuracy or completeness. Neither Wells Fargo nor JPMorgan conducted or was provided with any valuation or appraisal of any assets or liabilities, nor did either of Wells Fargo or JPMorgan evaluate the solvency of the Company or the Purchaser Filing Parties under any applicable laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to Wells Fargo and JPMorgan or derived therefrom, each of Wells Fargo and JPMorgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by the Purchaser Filing Parties or the Company’s management, as applicable, as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. Neither Wells Fargo nor JPMorgan expressed any view as to such analyses or forecasts or the assumptions on which they were based. Neither Wells Fargo nor JPMorgan is a legal, regulatory or tax expert, and each of them relied on the assessments made by advisors to the Purchaser Filing Parties with respect to such issues.
The following summaries are not a complete description of all the financial analyses performed and factors considered by each of Wells Fargo and JPMorgan in preparing the November 2025 Discussion Materials and the March 2026 Discussion Materials.
Summary of November 2025 Discussion Materials
The November 2025 Discussion Materials evaluated illustrative offer prices of $15.00, $15.50, and $16.00 per Company Share, representing an implied premium of 10%, 14% and 17%, respectively, to the Company’s unaffected price of $13.65 per Company Share as of November 21, 2025, based on publicly available information, Wall Street equity analyst research and data available from FactSet and Bloomberg, noting the implied enterprise value, implied equity value and return on investment based on the internal rate of return and the multiple on invested capital, in each case, at each illustrative offer price. The analysis referenced the per Company Share price ranging from $13.22, representing the 90-day VWAP per Company Share, and $21.34, representing the 52-week intraday high share price.
The November 2025 Discussion Materials also evaluated projected sensitivities related to the internal rate of return, including transaction sensitivities and operational sensitivities, and the Company’s projected revenue and adjusted EBITDA for each year from 2025 through 2030, based on publicly available information, Wall Street equity analyst research and data available from FactSet and Bloomberg.
The November 2025 Discussion Materials also included an overview of the performance of the share price of the Company Shares since the Company’s spinoff of Concentra from November 2024 through November 2025, based on publicly available information and data available from FactSet, including comparing the performance of the share price of the Company Shares during such period with the performance of the S&P 500 index and the share price performance of selected healthcare services public companies during the same period, noting that, while the S&P 500 index and the share price of selected healthcare services public companies increased 10% and 5%, respectively, over the period, the Company’s share price decreased by 36% over the period. The November 2025 Discussion Materials also included a comparison of the Company’s enterprise value-to-next twelve month adjusted EBITDA multiple from November 2020 through November 2025 with the enterprise value-to-next twelve month adjusted EBITDA multiple of a group of selected healthcare services public companies as well as U.S. Physical Therapy, Inc. and Encompass Health Corporation, individually. Although such companies are not directly comparable to the Company, these peers were selected because they are publicly traded companies in the healthcare services industry with operations that, for purposes of analysis, may be considered similar to certain operations of the Company. Based on publicly available information, Wall Street equity analyst research and data available from FactSet, noting that while the enterprise value-to-next twelve month adjusted EBITDA multiple for the Company was 6.2x as of November 21, 2025, the enterprise value-to-next twelve month adjusted EBITDA multiple for the group of selected healthcare services public companies (based on the median for such group), U.S. Physical Therapy, Inc. and Encompass Health Corporation were 9.0x, 12.6x and 9.7x, respectively, for November 2025.

The November 2025 Discussion Materials also provided an overview of Wall Street equity analyst research estimates regarding the Company, with price targets ranging from $14.00 to $21.00, with a median price target of $18.50 per Company Share, representing a 35.5% premium to the Company’s price per Company Share of $13.65 as of November 21, 2025. The November 2025 Discussion Materials also provided an overview of Wall Street equity analyst recommendations and consensus share price target for the Company Shares for each month from November 2024 through November 2025 compared against the actual price per share and the median price target of the Company Shares during that same period.
The November 2025 Discussion Materials also included, among other things, (a) background information on the Merger and related preliminary considerations and (b) an overview of potential exit opportunities that the Purchaser Filing Parties could pursue after Closing, including a strategic sale, sponsor recapitalization and an initial public offering.
Summary of March 2026 Discussion Materials
The March 2026 Discussion Materials summarized the Purchaser Filing Parties’ offer price of $16.50 per Company Share submitted by Mr. Ortenzio to the Special Committee on February 28, 2026, representing an implied premium of 10% to the Company Share price of $14.97 as of February 27, 2026, based on the Company’s projections, publicly available information and data available from FactSet, noting the implied enterprise value, implied equity value and return on investment based on the internal rate of return and the multiple on invested capital. The summary referenced per share pricing of the Company Shares ranging from $11.65, representing the 52-week intraday low share price following the spin-off of Concentra, to $21.34, representing the 52-week intraday high share price following the spin-off of Concentra, and including the unaffected price of $13.65 per Company Share as of November 21, 2025.
The March 2026 Discussion Materials also evaluated the Company’s projected revenue and adjusted EBITDA for each year from 2026 through 2030, based on the Company’s projections and publicly available information.
The March 2026 Discussion Materials also included an overview of the performance of the per Company Share price since the Company’s spinoff of Concentra from November 25, 2024 through February 27, 2026, based on publicly available information and data available from FactSet, including comparing the performance of the share price of the Company Shares during such period with the performance of the S&P 500 index and the share price performance of selected healthcare services public companies during the same period, noting that while the S&P 500 index and the share price of selected healthcare services public companies increased 15% and 17%, respectively, over the period, the Company Share price decreased by 30% over the period. The March 2026 Discussion Materials also included a comparison of the Company’s enterprise value-to-next twelve month adjusted EBITDA multiple from February 2019 through February 27, 2026 with the enterprise value-to-next twelve month adjusted EBITDA multiple of U.S. Physical Therapy, Inc. and Encompass Health Corporation, based on publicly available information, Wall Street equity analyst research and data available from FactSet, noting that while the enterprise value-to-next twelve month adjusted EBITDA multiple for the Company was 7.0x as of February 27, 2026, the enterprise value-to-next twelve month adjusted EBITDA multiple for U.S. Physical Therapy, Inc. and Encompass Health Corporation was 13.3x and 9.7x, respectively, as of February 27, 2026. The March 2026 Discussion Materials also summarized the financial profile for selected healthcare services public companies, including U.S. Physical Therapy, Inc. and Encompass Health Corporation, based on the Company’s projections, Wall Street equity analyst research and data available from FactSet. Although such companies are not directly comparable to the Company, these peers were selected because they are publicly traded companies in the healthcare services industry with operations that, for purposes of analysis, may be considered similar to certain operations of the Company.
The March 2026 Discussion Materials also included, among other things, (a) a summary of the terms of the transaction contemplated under the Merger Agreement, including the Merger, as of March 1, 2026, (b) a summary of the offer prices per Company Share submitted by Mr. Ortenzio to the Company Board or the Special Committee, as applicable, as set forth in the November Proposal, the February 22 Proposal and the February 28 Proposal, (c) an overview of potential exit opportunities that the Purchaser Filing Parties could pursue after Closing, including a strategic sale, a sponsor recapitalization, an initial public offering and portfolio optimization, (d) a summary of the Company’s earnings for the fourth quarter and full year of fiscal year 2025 and (e) a summary of the performance and revenue concentration of the Company’s critical illness recovery hospital segment overlayed with enterprise value-to-next twelve month adjusted EBITDA multiple from 2016 through 2025.
Miscellaneous
Wells Fargo and JPMorgan and their respective affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Wells Fargo and JPMorgan and their respective affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests, or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, the Purchaser Filing Parties and any of their respective affiliates and third parties, including affiliates of the holders of Company Shares, or any currency or commodity that may be involved in the transactions contemplated by the Merger Agreement, for the accounts of Wells Fargo and JPMorgan and their respective affiliates, employees and customers.
During the approximately two-year period prior to March 2, 2026, Wells Fargo and its affiliates have had investment or commercial banking relationships with WCAS and its affiliates and portfolio companies and the Company and its affiliates, for which Wells Fargo has received customary compensation. Such relationships have included, (i) with respect to WCAS and its affiliates and portfolio companies, acting as joint bookrunner on offerings of equity securities of certain portfolio companies of WCAS in April, June, and December 2023 and January and March 2026; joint bookrunner and joint lead arranger in April 2025; and joint bookrunner, agent and joint lead arranger in a facility agreement for a portfolio company of WCAS in December 2025, and, (ii) with respect to the Company and its affiliates, acting as joint bookrunner on facility agreements in November 2024 and December 2024 and providing similar financing and advisory services in connection with the initial public offering of common stock of Concentra, a former subsidiary of the Company, in July 2024. The aggregate compensation received in connection with such relationships during such period is approximately $5.4 million with respect to WCAS and its affiliates and portfolio companies and $6.3 million with respect to the Company and its affiliates. In addition, Wells Fargo is a lender to one or more of the existing credit facilities of the Company and of WCAS and its affiliates and portfolio companies.
During the approximately two-year period prior to March 2, 2026, JPMorgan and its affiliates had commercial or investment banking relationships with the Company for which JPMorgan and such affiliates received customary compensation. Such services during such period included acting as joint lead arranger and bookrunner on credit facilities of the Company in December 2024 and March 2026, as joint lead bookrunner on the Company’s offering of debt securities in November 2024 and as financial advisor on the Company’s spin-off of Concentra in November 2024. During the approximately two-year period prior to March 2, 2026, the aggregate fees recognized by JPMorgan and its affiliates from the Company were approximately $17 million. During the two years preceding the date of execution of the Merger Agreement, JPMorgan and its affiliates had commercial or investment banking relationships with Concentra, a former subsidiary of the Company, for which JPMorgan and such affiliates received customary compensation. Such services during such period included acting as joint lead arranger and bookrunner on Concentra credit facilities in July 2024 and March 2025, as joint lead bookrunner on Concentra’s offering of debt securities in June 2024 and as joint lead bookrunner on Concentra’s IPO in July 2024. In addition, JPMorgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of Concentra for which it receives compensation or other financial benefits. During the approximately two-year period prior to March 2, 2026, the aggregate fees recognized by JPMorgan and its affiliates from Concentra were approximately $19 million. During the approximately two-year period prior to March 2, 2026, JPMorgan and its affiliates had commercial or investment banking relationships with WCAS for which JPMorgan and such affiliates received customary compensation. Such services during such period included providing debt loan syndication and equity underwriting services to WCAS portfolio companies. During the approximately two-year period prior to March 2, 2026, the aggregate fees recognized by JPMorgan and its affiliates from WCAS were approximately $16.5 million. In addition, JPMorgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of the Company and Concentra. In the ordinary course of their businesses, JPMorgan and its affiliates actively trade the debt and equity securities or financial instruments

(including derivatives, bank loans or other obligations) of the Company for their own account or for the accounts of customers and, accordingly, are likely at any time to hold long or short positions in such securities or other financial instruments.
In addition to Wells Fargo and JPMorgan being engaged as financial advisors to Parent in connection with the transactions contemplated under the Merger Agreement, affiliates of each of Wells Fargo and JPMorgan are Debt Commitment Parties and anticipate participating in the Debt Financing and expect to receive compensation for such services (see the section of this proxy statement titled “Special Factors — Financing of the Merger”). Parent agreed to pay Wells Fargo for its services in connection with the proposed merger a fee of approximately $11.5 million, all of which is contingent upon consummation of the transactions contemplated by the Merger Agreement. In addition, Parent expects to pay Wells Fargo and its affiliates compensation of approximately $5.4 million in connection with the Debt Financing. Parent also agreed to pay JPMorgan for its services in connection with the proposed merger a fee of approximately $10 million, all of which is contingent upon consummation of the transactions contemplated by the Merger Agreement. In addition, Parent expects to pay JPMorgan and its affiliates compensation of approximately $5.8 million in connection with the Debt Financing. Additionally, pursuant to and subject to the terms of each of Wells Fargo’s and JPMorgan’s financial advisory engagement letters entered into with Parent, Parent agreed to reimburse each of Wells Fargo and JPMorgan for certain of their respective expenses, including the expenses of outside counsel, incurred in connection with their respective engagements, and Parent agreed to indemnify each of Wells Fargo, JPMorgan and their respective affiliates and related parties against certain losses, claims, damages and liabilities relating to or arising out of their respective engagements. In the ordinary course of its business, Wells Fargo, JPMorgan and their respective affiliates may actively trade or hold the securities of the Company.
Plans for the Company After the Merger
•
Following completion of the Merger, Merger Sub will have been merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent. The Company Shares are currently listed on the NYSE and registered under the Exchange Act. Following completion of the Merger, there will be no further market for the Company Shares and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Company Shares will be delisted from the NYSE and deregistered under the Exchange Act.

•
At the Effective Time, the directors of Merger Sub immediately prior to the Effective Time will become the initial directors of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time will become the officers of the Surviving Corporation, in each case, until their successor is duly elected and qualified or until the earlier of his or her death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation. At the Effective Time, the certificate of incorporation and the bylaws of Merger Sub shall become the certificate of incorporation and bylaws of the Surviving Corporation (except that the name of the corporation shall be replaced with the name of the Company), until thereafter amended in accordance with the applicable provisions of the DGCL and such certificate of incorporation and such bylaws.

•
The Purchaser Filing Parties currently anticipate that the Company’s operations initially will be conducted following completion of the Merger substantially as they are currently being conducted (except that the Company will cease to be a public company and will instead be a wholly owned subsidiary of Parent). Further, following completion of the Merger, the Purchaser Filing Parties will continue to assess what additional changes, if any, would be desirable following the Merger, which assessment may include acquisitions or dispositions of assets or businesses, including the potential disposition or other separation of the Company’s critical illness recovery hospital business, or other corporate transactions such as a sponsor recapitalization or initial public offering.

Purposes and Reasons of the Purchaser Filing Parties
•
The Merger is a Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. Under the rules governing “going private” transactions in Rule 13e-3 under the Exchange Act, the Purchaser Filing Parties are required to express their reasons for the Merger to the holders of Company Shares. The Purchaser Filing Parties are making this statement solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

•
For the Purchaser Filing Parties, the primary purpose for the Merger is to benefit from any future earnings and growth of the Company after the merger of Merger Sub with and into the Company, making the Company privately held and wholly owned by Parent. The Purchaser Filing Parties believe that structuring the transaction in this manner is preferable to other transaction structures because it (i) enables Parent to acquire all of the outstanding Company Shares at the same time, (ii) represents an opportunity for the Unaffiliated Company Stockholders to receive $16.50 in cash per Company Share, without interest thereon and less any applicable tax withholdings, and (iii) allows the Rollover Holders to maintain all or a portion of their investment in the Company through their commitments to roll over all or a portion of their existing equity interests in the Company into equity interests of Parent. In the course of considering the going-private transaction, the Purchaser Filing Parties did not give significant consideration to any other alternative transaction structures or other alternative means to accomplish the foregoing purposes because the Purchaser Filing Parties believed the Merger was the most direct and effective way to accomplish these objectives.

•
The Purchaser Filing Parties determined to undertake the Merger at this time because the Purchaser Filing Parties believe that the Company requires business decisions focused on long-term growth and that changes to the Company’s operations or strategy could cause earnings volatility and uncertainty in the short- and medium-term. The Purchaser Filing Parties believe that these changes would be most effectively implemented in the context of a private company structure and that, as a private company, the Company will be able to improve its ability to execute initiatives that over time will create additional enterprise value for the Company. The Purchaser Filing Parties believe that this, along with the Company’s existing business and potential future opportunities, will allow the Purchaser Filing Parties’ investment in the Company to achieve returns consistent with its investment objectives, which are in some cases more difficult for businesses to achieve as a public company due to the investment community’s focus on short-term, often quarterly, financial results. Further, as a privately held entity, the Company will be relieved of many of the expenses, burdens and constraints imposed on companies that are subject to the public reporting requirements under the U.S. federal securities laws, including the Exchange Act and the Sarbanes-Oxley Act of 2002, and, absent these costs and burdens, the Purchaser Filing Parties believe that the Company’s management and employees will be able to execute more effectively on future strategic plans.

Certain Effects of the Merger
If the Requisite Stockholder Approvals are obtained and all other conditions to closing of the Merger are satisfied or waived, upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL, at the Effective Time, (1) Merger Sub will merge with and into the Company, (2) the separate existence of Merger Sub will cease and (3) the Company will continue as the Surviving Corporation in the Merger and a wholly owned subsidiary of Parent. As a result of the Merger, the Company will cease to be a publicly traded company, the Company Shares will be delisted from the NYSE and deregistered under the Exchange Act and the Company will no longer file periodic reports with the SEC. If the Merger is completed, you will not own any shares of capital stock of the Surviving Corporation.
Upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time:
•
each certificate formerly representing any of the Eligible Shares or any book-entry account formerly representing any non-certificated Eligible Shares immediately prior to the Effective Time will cease to exist and will automatically convert into the right to receive cash in an amount equal to the Merger Consideration, subject to any applicable tax withholdings;

•
the Rollover Holders will contribute their Rollover Shares to Parent in exchange for the issuance by Parent to such Rollover Holder a number of newly issued shares of common stock of Parent equal to the number of Rollover Shares contributed by such Rollover Holder pursuant to the terms of the Rollover Agreements prior to the Effective Time, and as of the Effective Time, each Rollover Share will automatically be cancelled without payment of any consideration and will cease to exist;

•
each Excluded Share will automatically be cancelled without payment of any consideration therefor and will cease to exist; and

•
each Company Restricted Share (other than Company Restricted Shares that are Rollover Shares) outstanding immediately prior to the Effective Time will vest in full as of immediately prior to the Effective Time and will cease to exist and will automatically be converted into the right to receive cash in an amount equal to the Merger Consideration, less any applicable tax withholdings.

At the Effective Time, Parent will deposit, or cause to be deposited, with the Paying Agent an amount of cash in immediately available funds sufficient to pay the aggregate Merger Consideration. Once a holder of Company Shares has provided the Paying Agent with his, her or its stock certificates (or an affidavit of loss in lieu of a stock certificate) or customary agent’s message (or such other evidence of transfer as the Paying Agent may reasonably request) with respect to book-entry shares, appropriate letter of transmittal and other items specified by the Paying Agent, then the Paying Agent will pay such holder the appropriate portion of the aggregate Merger Consideration. For more information, see the section of this proxy statement captioned “The Merger Agreement — Exchange and Payment Procedures”.
Following the Merger, all of the equity interests of the Surviving Corporation will be owned by Parent. If the Merger is completed, Parent (and the Rollover Holders indirectly through their indirect equity interests in Parent) will be the sole beneficiaries of the Company’s future earnings and growth, if any, and will be entitled to vote on corporate matters affecting the Company following the Merger. Similarly, Parent (and the Rollover Holders indirectly) will also bear the risks of ongoing operations, including the risks of any decrease in the Company’s value after the Merger.
In connection with the Merger, certain members of the Company’s management will receive benefits and be subject to obligations that are different from, or in addition to, the benefits and obligations of the holders of Company Shares generally, as described in more detail under “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger”.
Benefits of the Merger for the Unaffiliated Security Holders
The primary benefit of the Merger to the “unaffiliated security holders”, as defined in Rule 13e-3 of the Exchange Act, will be their right to receive the Merger Consideration for each Company Share held by such unaffiliated security holders as described above. This amount represents a premium of approximately 18% over the Company’s unaffected price of $14.01 per Company Share as of November 24, 2025, the last trading day prior to the public disclosure of the November Proposal, and a premium of approximately 25% over the Company’s 90-day VWAP Company Share price for the period ending on November 24, 2025. The Merger Consideration of $16.50 represents approximately a 42% premium over the 52-week low of $11.65 (on August 6, 2025). Additionally, such holders of Company Shares will avoid the risk after the Merger of any possible decrease in the Company’s future earnings, growth or value.
Detriments of the Merger to the Unaffiliated Security Holders
The primary detriment of the Merger to the “unaffiliated security holders”, as defined in Rule 13e-3 of the Exchange Act, is the lack of an interest of such unaffiliated security holders in the potential future earnings, growth, or value realized by the Company after the Merger, including as a result of any sale of the Company or its assets to a third party in the future. Additionally, the receipt of cash in exchange for Company Shares pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes to U.S. Holders (as defined in the section entitled “Special Factors — U.S. Federal Income Tax Considerations of the Merger”) who surrender their Company Shares in the Merger.
Certain Effects on the Company if the Merger is Not Completed
If the Merger Agreement is not adopted as a result of the failure to obtain the Requisite Stockholder Approvals, or if the Merger is not completed for any other reason, the holders of Company Shares will not receive any payment for their Company Shares in connection with the Merger. Instead, (1) the Company will remain an independent public company, (2) the Company Shares will continue to be listed and traded on the NYSE and registered under the Exchange Act and (3) the Company will continue to file periodic reports with the SEC. In addition, if the Merger is not completed, the Company expects that: (x) our management will continue to operate the business as it is currently being operated and (y) the holders of Company Shares will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which the Company operates and adverse economic conditions.
Furthermore, if the Merger is not completed, and depending on the circumstances that cause the Merger not to be completed, the price of the Company Shares may decline significantly. If that were to occur, it is uncertain when, if ever, the price of the Company Shares would return to the price at which the Company Shares trades as of the date of this proxy statement. Accordingly, there can be no assurance as to the effect of the Merger not being completed on the future value of your Company Shares. If the Merger is not completed, the Company Board will continue to evaluate and review, among other things, the Company’s business, operations, strategic direction and capitalization, and will make whatever changes it deems appropriate. If the Merger Agreement is not adopted as a result of the failure to obtain the Requisite Stockholder Approvals, or if the Merger is not completed for any other reason, the Company’s business, prospects or results of operation may be adversely impacted.
In addition, in specified circumstances in which the Merger Agreement is terminated, the Company has agreed to pay to Parent the Company Termination Fee of $66,504,813, as more fully described in “The Merger Agreement — Termination of the Merger Agreement” and “The Merger Agreement — Company Termination Fee”.
Parent and Merger Sub do not currently hold any interest in the Company. Immediately following the closing of the Merger, Parent will own 100% of the outstanding equity interests in the Surviving Corporation, and each member of the Buyer Consortium will hold a direct or indirect interest in the Company’s net book value and net earnings in proportion to such member’s direct or indirect ownership interest in the Surviving Corporation.
The table below sets forth each member of the Buyer Consortium’s and each other Rollover Holder’s direct or indirect interest in the Company’s net book value and net gain/(loss) before and immediately after the Merger, based on the historical net book value and net loss of the Company as of and for the fiscal year ended December 31, 2025 and as of March 31, 2026.
	Beneficial Ownership Prior to Merger (in thousands, except percentages)			Beneficial Ownership After the Merger (in thousands, except percentages)
Name	% Ownership	Net Book Value at December 31, 2025	Net income attributable to the Company for the twelve months ended December 31, 2025	% Ownership	Net Book Value at March 31, 2026	Net income attributable to the Company for the three months ended March 31, 2026
Parent	0%	$—	$—	100%	$1,756,021	$43,995
WCAS Filing Parties	0%	$—	$—	78.97%	$1,386,730	$34,743
Robert A. Ortenzio(1)	11.31%	$192,902	$16,537	19.00%	$333,644	$8,359
Martin F. Jackson	1.12%	$19,103	$1,638	2.03%	$35,647	$893

(1)
Includes Company Shares beneficially owned by Mr. Ortenzio directly and through the following trusts for which he serves as trustee or co-trustee: (i) the Rocco A. Ortenzio Revocable Trust, DTD 8-14-2007, As Amended (4,028,767 Company Shares), (ii) the Robert A. Ortenzio Descendants Trust (1,279,000 Company Shares), (iii) the Robert A. Ortenzio April 2014 Trust for Bryan A. Ortenzio (280,415 Company Shares), (iv) the Robert A. Ortenzio April 2014 Trust for Kevin M. Ortenzio (280,415 Company Shares), and (v) the Robert A. Ortenzio April 2014 Trust for Madeline G. Ortenzio (280,415 Company Shares). Each of these trusts has entered into a separate Rollover Agreement with Parent and is separately identified as a Rollover Holder and a Parent Affiliated Stockholder.

Unaudited Prospective Financial Information
Other than in connection with our regular earnings press releases and related investor materials, we do not, as a matter of course, make public projections as to our long-term future financial performance, due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, the Company’s management regularly prepares projections as to our future financial performance for internal use.
Forecasts
In Fall 2025, in the ordinary course of business, the Company’s management prepared preliminary unaudited non-public prospective financial information of the Company for fiscal years 2026 through 2030, and subsequently prepared projections for fiscal years 2031 through 2035, both of which are included in the Forecasts. The Forecasts were subsequently reviewed by the Special Committee in connection with its evaluation of strategic alternatives and were approved by the Special Committee for use by Goldman Sachs in connection with its financial analyses, as described above in the section “Special Factors — Background of the Merger.” In addition, the Forecast projections for fiscal years 2026 through 2030 were made available to the Buyer Consortium, in connection with its due diligence review of a potential transaction. The Forecasts are summarized below. The Special Committee used the Forecasts to assist in its decision-making process in determining whether to recommend the Merger Agreement and the transactions contemplated thereby (including the Merger) to the Company Board. Goldman Sachs used the Forecasts in connection with its financial analyses and in connection with the delivery of its opinion to the Special Committee on March 2, 2026, as described further in this proxy statement under the caption “Special Factors — Opinion of the Financial Advisor to the Special Committee,” which is filed as Annex B to this proxy statement and incorporated herein by reference.
Although the information in the Forecasts is presented with numerical specificity, it reflects numerous estimates and assumptions made by the Company’s management with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to the Company’s business, in each case, as of the date it was prepared, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. The Forecasts include the following assumptions and estimates:
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consolidated revenue growth rates ranging from approximately 5.0% in 2027 to 2.0% in 2035 reflecting the Company’s management’s assumptions and estimates for future growth;

•
EBIT margins ranging from 6.4% in 2026 to 8.6% in 2035;

•
adjusted EBITDA margins ranging from 9.3% in 2026 to 10.9% in 2035, reflecting the Company’s management’s expectations for margin expansion based on operating leverage and anticipated cost efficiencies;

•
unlevered free cash flow ranging from $157 million in 2026 to $480 million in 2035, calculated as NOPAT plus distributions from unconsolidated subsidiaries, less distributions to and purchases of non-controlling interests, plus depreciation and amortization, less changes in net working capital and capital expenditures;

•
stock-based compensation expenses of approximately 0.4% of total revenue, consistent from 2026 through 2035;

•
taxes calculated using an assumed tax rate of 21%, resulting in tax amounts ranging from $76 million in 2026 to $146 million in 2035;

•
capital expenditures from $237 million in 2026 to $175 million in 2027 through 2035;

•
depreciation and amortization of $146 million in 2026 and $150 million per year from 2027 through 2035;

•
changes in net working capital ranging from a $15 million use of cash in 2026 to a $14 million use of cash in 2035, consistent with the Company’s management’s growth expectations for the business; and

•
net distributions from unconsolidated subsidiaries ranging from $55 million in 2026 to $73 million in 2035, and distributions to and purchases of non-controlling interests ranging from $78 million in 2026 to $103 million in 2035, reflecting the Company management’s expectations for ongoing joint venture and partnership arrangements.

These values and amounts (i) were determined by the Company’s management based on their experience and judgment and their expectations of the Company’s operation as a standalone company and (ii) were reviewed by the Special Committee and approved by the Special Committee for use by Goldman Sachs in connection with its financial analyses.
The following table summarizes the Forecasts:
	(Amounts in millions)
	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E
Total Revenues	$5,722	$6,007	$6,312	$6,602	$6,916	$7,209	$7,475	$7,710	$7,908	$8,066
Adjusted EBITDA(2)	$531	$597	$664	$730	$801	$828	$848	$863	$871	$876
Less: Stock-Based Compensation	$(21)	$(23)	$(25)	$(28)	$(31)	$(31)	$(31)	$(31)	$(31)	$(31)
EBITDA	$510	$574	$639	$702	$770	$797	$818	$832	$840	$845
Less: Depreciation and Amortization	$(146)	$(150)	$(150)	$(150)	$(150)	$(150)	$(150)	$(150)	$(150)	$(150)
EBIT(1)	$363	$423	$489	$551	$620	$646	$667	$682	$689	$694
Less: Taxes	$(76)	$(89)	$(103)	$(116)	$(130)	$(136)	$(140)	$(143)	$(145)	$(146)
NOPAT	$287	$334	$386	$436	$489	$511	$527	$539	$545	$548
Plus: Distributions from Unconsolidated Subsidiaries	$55	$58	$59	$61	$63	$66	$68	$70	$72	$73
Less: Distribution to and Purchases of Non-Controlling Interests	$(78)	$(81)	$(83)	$(86)	$(88)	$(92)	$(95)	$(98)	$(101)	$(103)
Plus: Depreciation and Amortization	$146	$150	$150	$150	$150	$150	$150	$150	$150	$150
Less: Change in Net Working Capital	$(15)	$(19)	$(25)	$(27)	$(28)	$(26)	$(23)	$(21)	$(17)	$(14)
Less: Capital Expenditures	$(237)	$(175)	$(175)	$(175)	$(175)	$(175)	$(175)	$(175)	$(175)	$(175)
Unlevered Free Cash Flow(3)	$157	$268	$313	$360	$412	$434	$452	$465	$474	$480

(1)
EBIT represents earnings before interest and taxes, calculated as EBITDA less depreciation and amortization.

(2)
Adjusted EBITDA represents the Company’s adjusted earnings before interest, taxes, depreciation and amortization.

(3)
Represents Unlevered Free Cash Flow projections provided by the Company. Goldman Sachs used this metric for its discounted cash flow analysis.

The Forecasts, including the unlevered free cash flow, were provided to the Special Committee in connection with its evaluation of the proposed Merger. The Forecasts were provided to Goldman Sachs, as approved by the Special Committee, for its use and reliance in connection with its financial analyses and fairness opinion provided to the Special Committee on March 2, 2026, as described in the section of this proxy statement captioned “Special Factors — Opinion of the Financial Advisor to the Special Committee” (and were the only financial projections that were approved by the Special Committee for such purpose). Additionally, information containing projections for fiscal year 2026 through fiscal year 2030 as summarized above had previously been made available to potential counterparties to a strategic transaction, including Welsh Carson, in connection with their due diligence review of a potential transaction.

The Forecasts, including the unlevered free cash flow (collectively, the “Unaudited Prospective Financial Information”), were developed by the Company’s management as then-current estimates of the Company’s future financial performance as an independent company, without giving effect to the Merger or any changes to the Company’s operations or strategy that may be implemented in connection with the pendency of, or following the consummation of, the Merger. The Unaudited Prospective Financial Information also does not consider the effect of any failure of the Merger to be completed, and it should not be viewed as accurate or continuing in that context.
The Unaudited Prospective Financial Information was not prepared with a view toward public disclosure or complying with GAAP, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. The Unaudited Prospective Financial Information included in this document has been prepared by, and is the responsibility of, the Company’s management. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the Unaudited Prospective Financial Information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report incorporated by reference in this document relates to the Company’s previously issued financial statements. It does not extend to the Unaudited Prospective Financial Information and should not be read to do so.
Although the Unaudited Prospective Financial Information is presented with numerical specificity, it reflects numerous assumptions and estimates as to future events, including those detailed above, made by the Company management that the Company’s management believed in good faith were reasonable. The Company’s ability to achieve the financial results contemplated by the Unaudited Prospective Financial Information will be affected by our ability to achieve our strategic goals, objectives and targets over the applicable periods, and will be subject to operational and execution risks associated therewith. The Unaudited Prospective Financial Information reflects assumptions as to certain business decisions that are subject to change. Important factors that may affect actual results and cause the Unaudited Prospective Financial Information not to be achieved include, among others, (1) general economic conditions; (2) our ability to achieve operating objectives with respect to expenses and operating margins, as well the risks to our ability to grow revenues resulting from the execution of those objectives; (3) our ability to achieve the various volume, market share and other assumptions and estimates underlying the Unaudited Prospective Financial Information; (4) changes in laws, regulations and taxes relevant to the Company’s business, including government reimbursement policies and payment rates; (5) competitive pressures in the healthcare services industry, including new providers and market entrants and changes in the competitive environment; (6) patient demand for our services; (7) our ability to attract, integrate and retain qualified personnel; and (8) uncertainty in the timing and success of relevant transactions and resulting cash inflows and outflows. Additional factors that may impact us or our business can be found in the various risk factors included in our periodic filings with the SEC. All of these factors are difficult to predict, and many of them are outside of our control. As a result, there can be no assurance that the Unaudited Prospective Financial Information will be realized, and actual results may be materially better or worse than those contained in the Unaudited Prospective Financial Information. The Unaudited Prospective Financial Information may differ from publicized analyst estimates and forecasts. You should evaluate the Unaudited Prospective Financial Information, if at all, in conjunction with our historical financial statements and other information regarding the Company contained in our public filings with the SEC. The Unaudited Prospective Financial Information may not be consistent with the Company’s historical operating data as a result of the assumptions and estimates detailed above. Except to the extent required by applicable federal securities laws, we do not intend to update or otherwise revise the Unaudited Prospective Financial Information to reflect circumstances existing after the date that such information was prepared or to reflect the occurrence of future events.
Because the Unaudited Prospective Financial Information reflects estimates and judgments, it is susceptible to sensitivities and assumptions, as well as to multiple interpretations based on actual experience and business developments. The Unaudited Prospective Financial Information also covers multiple years, and such information by its nature becomes less predictive with each succeeding year. The Unaudited Prospective Financial Information is not, and should not be considered to be, a guarantee of future operating results. The Unaudited Prospective Financial Information should not be regarded as an indication that the Company management, the Special Committee or any of their respective advisors, or any other person, considered or now considers the Unaudited Prospective Financial Information to be necessarily predictive of actual future results.

Further, the Unaudited Prospective Financial Information is not fact and should not be relied upon as being necessarily indicative of our future results or for purposes of making any investment decision.
Certain of the financial measures included in the Unaudited Prospective Financial Information are not calculated in accordance with GAAP. Financial measures such as adjusted EBITDA and unlevered free cash flow are non-GAAP financial measures. These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures and may be different from similarly titled non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. Financial measures included in forecasts provided to a financial advisor and a board of directors in connection with a business combination transaction, such as the Unaudited Prospective Financial Information, are excluded from the definition of “non-GAAP financial measures” under applicable SEC rules and regulations. As a result, the Unaudited Prospective Financial Information is not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure.
Reconciliations of non-GAAP financial measures were not provided to or relied upon by the Special Committee, Goldman Sachs or the Buyer Consortium. Accordingly, no reconciliation of the financial measures included in the Unaudited Prospective Financial Information is provided in this proxy statement.
The Unaudited Prospective Financial Information constitutes forward-looking statements. By including the Unaudited Prospective Financial Information in this proxy statement, none of the Company, Goldman Sachs or any of our or Goldman Sachs’ representatives has made or makes any representation to any person regarding our ultimate performance as compared to the information contained in the Unaudited Prospective Financial Information. The inclusion of the Unaudited Prospective Financial Information should not be regarded as an indication that the Special Committee, the Company, Goldman Sachs or any other recipient of the Unaudited Prospective Financial Information considered, or now considers, the Unaudited Prospective Financial Information to be predictive of the Company’s performance or actual future results. For information on factors that may cause our future results to materially vary, see the section of this proxy statement captioned “Forward-Looking Statements.” Further, the inclusion of the Unaudited Prospective Financial Information in this proxy statement does not constitute an admission or representation by the Company that the information presented is material. The Unaudited Prospective Financial Information is included in this proxy statement solely to give our stockholders access to the information that was made available to the Special Committee, Goldman Sachs or the Buyer Consortium. The Unaudited Prospective Financial Information is not included in this proxy statement in order to influence any of the holders of Company Shares as to how to vote at the Special Meeting with respect to the Merger, or whether to seek appraisal rights with respect to their shares.
In light of the foregoing factors and the uncertainties inherent in the Forecasts, the holders of Company Shares are cautioned not to place undue reliance on the Unaudited Prospective Financial Information.
Interests of the Company’s Directors and Executive Officers in the Merger
In considering the recommendations of the Special Committee and the Company Board with respect to the Merger, you should be aware that, aside from their interests as holders of Company Shares, our directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a holder of Company Shares. The Special Committee and the Company Board were aware of and considered these interests to the extent that they existed at the time, among other matters. In particular:
•
Certain members of the Company Board received and are entitled to receive a fee in connection with their service on the Special Committee (as more fully described below);

•
The Company’s directors and officers are and will remain entitled to continued indemnification and insurance coverage in accordance with the terms of the Merger Agreement, the Company’s Amended and Restated Certificate of Incorporation and Bylaws and indemnification agreements between such individuals and the Company;

•
Each of David S. Chernow and Mr. Ortenzio is party to an employment agreement with the Company that provides for severance payments and benefits in the event of their termination of employment under certain circumstances in connection with a change of control (as defined in the section of this proxy statement captioned “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger — Change in Control and Severance Benefits Under Existing Agreements”);

•
Each of Mr. Jackson, Thomas Mullin, John Saich, Brian Rusignuolo and Michael Malatesta is party to a change in control agreement with the Company that provides for severance payments and benefits in the event of their termination of employment under certain circumstances in connection with a change of control (as defined in the section of this proxy statement captioned “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger — Change in Control and Severance Benefits Under Existing Agreements”);

•
Mr. Ortenzio, David S. Chernow and Mr. Jackson may be eligible to receive the Gross-Up Payments;

•
Each Company Restricted Share (other than Company Restricted Shares that are Rollover Shares) held by executive officers and non-employee directors of the Company outstanding immediately prior to the Effective Time will vest in full as of immediately prior to the Effective Time and will cease to exist and will automatically be converted into the right to receive cash in an amount equal to the Merger Consideration, less any applicable tax withholdings;

•
Each of the Rollover Filing Parties has entered into a Rollover Agreement with Parent, pursuant to which each Rollover Filing Party has agreed, subject to the terms and conditions set forth therein, to contribute their Rollover Shares to Parent in exchange for the issuance by Parent to such Rollover Holder a number of newly issued shares of common stock of Parent equal to the number of Rollover Shares contributed by such Rollover Holder, which contribution and exchange will happen immediately prior to the Closing. As a result, the Rollover Holders will hold indirect equity interests in the Surviving Corporation following the consummation of the Merger;

•
Mr. Ortenzio is a member of the Company Board and a Rollover Holder and, as a result, will indirectly own, together with his family members, approximately 19% of the Surviving Corporation after the Effective Time, will have certain direct or indirect governance rights and employee arrangements with respect to the Surviving Corporation or its affiliates;

•
Mr. Jackson is the Senior Executive Vice President, Strategic Finance and Operations of the Company and a Rollover Holder and, as a result, will indirectly own approximately 2% of the Surviving Corporation after the Effective Time, will have certain direct or indirect governance rights and employee arrangements with respect to the Surviving Corporation or its affiliates;

•
Mr. Carson is a member of the Company Board and was a co-founder of WCAS and, as a result, is not considered a disinterested director for the purposes of the Merger Agreement and the transactions contemplated thereby, including the Merger; and

•
Mr. Scully is a member of the Company Board and a general partner of WCAS and, as a result, is not considered a disinterested director for the purposes of the Merger Agreement and the transactions contemplated thereby, including the Merger.

•
Mr. Ely and Ms. Davisson are limited partners in a fund (over whose investment decisions they have no discretion) created by Mr. Carson. The amounts of such investments were not material to the net worth of either director. After announcement of the Merger, Mr. Ely and Ms. Davisson became aware that such fund was contemplating participating as an equity financing source with WCAS to fund a portion of the Required Amount. The fund ultimately determined not to do so at this time (but could determine otherwise prior to the Closing).

•
While no other members of management or the Company Board, other than Mr. Ortenzio and Mr. Jackson, have executed a Rollover Agreement, the Purchaser Filing Parties expect to invite other members of management and the Company Board (other than members of the Special Committee) to participate in the Rollover by entering into Rollover Agreements, with the prior written approval of the Special Committee (such approval not to be unreasonably withheld, conditioned or delayed).

Special Committee Fees
The Company paid each of Ms. Davisson and Mr. Ely an upfront cash payment of $42,500, and Daniel J. Thomas, as chairperson of the Special Committee, an upfront cash payment of $50,000, with a second and final cash payment of $42,500 to each non-chair member and $50,000 to the chairperson, in each case, payable upon the earliest to occur of: (1) the Closing, (2) the Special Committee’s rejection of a Potential Transaction and the adoption of a resolution recommending that the Company Board dissolve the Special Committee; (3) the resignation of such member from the Special Committee; (4) the death of such member; or (5) the dissolution of the Special Committee or the removal of such member therefrom by the Company Board. The foregoing fees are in addition to, and not in lieu of, the regular compensation payable to each such member in his or her capacity as a member of the Company Board, and the payment of such fees is not conditioned upon the approval or completion of any Potential Transaction.
Insurance and Indemnification of Directors and Executive Officers
Pursuant to the terms of the Merger Agreement, directors and officers of the Company will be entitled to certain ongoing indemnification and insurance coverage, including under third party directors’ and officers’ liability insurance policies. For more information, see the section of this proxy statement captioned “The Merger Agreement — Indemnification and Insurance”.
Treatment of Company Restricted Shares
The following is an overview of the treatment of Company Restricted Shares applicable to our current non-employee directors and executive officers. As of April 10, 2026, our current non-employee directors and executive officers hold outstanding Company Restricted Shares under the Company Stock Plan.
As of April 10, 2026, there were outstanding Company Restricted Shares covering an aggregate of 3,345,461 Company Shares, 115,480 of which were held by our current non-employee directors and 2,097,890 of which were held by our current executive officers.
The Merger Agreement provides for the following treatment of Company Restricted Shares at the Effective Time:
•
Each Company Restricted Share (other than Company Restricted Shares that are Rollover Shares) outstanding immediately prior to the Effective Time will vest in full as of immediately prior to the Effective Time and will cease to exist and will automatically be converted into the right to receive cash in an amount equal to the Merger Consideration, less any applicable tax withholdings. This amount will be paid to the applicable holder promptly after the Effective Time, but in any event, no later than the first payroll date that occurs more than four business days following the Effective Time.

Equity Interests of the Company’s Directors and Executive Officers
The following table sets forth for each of the Company’s executive officers and non-employee directors the number of Company Restricted Shares expected to be held on the Closing Date, assuming the following and such additional assumptions set forth in the footnotes to the table:
•
the Merger constitutes a change in control under the Company Stock Plan;

•
April 10, 2026 as the Closing Date (which is the assumed date solely for purposes of this proxy statement); and

•
the number of outstanding Company Restricted Shares for each non-employee director and executive officer on the Closing Date is equal to the number of Company Restricted Shares that were outstanding as of April 10, 2026, and do not forecast any additional grants, vesting, deferrals or forfeitures of equity-based awards following such date.

There are no stock options or any other type of equity award, other than the Company Restricted Shares currently outstanding under the Company Stock Plan. For information regarding the number of Company Shares held by the Company’s non-employee directors and executive officers, see the section of this proxy statement captioned “Important Information Regarding The Company — Security Ownership of Certain Beneficial Owners and Management”.
	Shares Underlying Company Stock Awards(1)(2)
Name	Number of Shares (#)	Value ($)
Non-Employee Directors
Russell L. Carson	14,035	$231,578
Katherine R. Davisson	16,035	$264,578
William H. Frist	14,035	$231,578
Marilyn B. Tavenner	14,035	$231,578
Daniel J. Thomas	14,035	$231,578
Parvinderjit S. Khanuja	15,235	$251,378
James S. Ely III	14,035	$231,578
Thomas A. Scully	14,035	$231,578
Executive Officers
Robert A. Ortenzio	407,778	$6,728,337
David S. Chernow	407,777	$6,728,321
Thomas P. Mullin	216,667	$3,575,006
John A. Saich	216,667	$3,575,006
Martin F. Jackson	244,667	$4,037,006
Michael F. Malatesta	158,334	$2,612,511
John F. Duggan	116,667	$1,925,006
Brian R. Rusignuolo	158,333	$2,612,495
John Tyler Hollenbach	103,333	$1,704,995
Christopher S. Weigl	46,666	$769,989
Robert G. Breighner, Jr.	21,001	$346,517

(1)
Represents Company Shares subject to Company Restricted Shares outstanding as of April 10, 2026. The values shown with respect to Company Restricted Shares are determined as the product of the Merger Consideration and the total number of Company Shares subject to Company Restricted Shares.

(2)
As described further in the section of this proxy statement captioned “Special Factors — Employment Agreements and Change in Control Agreements with Current Executive Officers” and “Special Factors — Change in Control and Severance Benefits Under Existing Agreements”, each of the Company’s executive officers (other than the Rollover Holders) is eligible for accelerated vesting of their Company Restricted Shares in connection with the Merger pursuant to the terms of the Merger Agreement. For additional information regarding the Company Restricted Shares for our executive officers, see the section of this proxy statement captioned “Special Factors — Golden Parachute Compensation”.

Change in Control and Severance Benefits Under Existing Agreements
Employment Agreements and Change in Control Agreements with Current Executive Officers
The Company has entered into employment agreements with each of Mr. Ortenzio (the Company’s Executive Chairman and Co-Founder), David S. Chernow (the Company’s Vice Chairman) and Thomas P. Mullin (the Company’s Chief Executive Officer), and change in control agreements with each of Mr. Jackson, Michael F. Malatesta, Brian R. Rusignuolo, John A. Saich and Thomas P. Mullin.
Mr. Ortenzio’s employment agreement provides for a three-year term which is automatically extended for an additional year on each anniversary of the Effective Time of the employment agreement. If, within the one-year period immediately following the Merger, (1) Mr. Ortenzio’s employment is terminated by the Company without cause or (2) Mr. Ortenzio terminates his employment for any reason, Mr. Ortenzio is entitled to receive (i) a pro-rated bonus for the year of termination, (ii) an amount equal to his base salary and bonus for the previous three completed calendar years, paid in installments over the remainder of the employment term, and (iii) immediate vesting of any unvested stock options. Mr. Ortenzio is also entitled to a tax gross-up payment in the event that any change in control payments constitute “excess parachute payments” within the meaning of Section 280G of the Code.
Mr. Chernow’s employment agreement provides for a three-year term which is automatically extended for successive one-year periods. If, within the one-year period immediately following the Merger, (1) Mr. Chernow’s employment is terminated by the Company without cause (other than for death or disability), (2) Mr. Chernow terminates his employment with the Company for good reason, or (3) Mr. Chernow terminates his employment because the Company reduces Mr. Chernow’s compensation from that in effect immediately prior to the Merger, Mr. Chernow is entitled to receive (i) a lump-sum cash payment equal to his base salary plus bonus for the previous three completed calendar years and (ii) immediate vesting of any unvested stock options. Mr. Chernow is also entitled to a tax gross-up payment in the event that any change in control payments constitute “excess parachute payments” within the meaning of Section 280G of the Code.
Mr. Mullin’s employment agreement, effective January 1, 2026, provides for a one-year term which is automatically extended for successive one-year periods. Upon a termination of employment by the Company without cause (other than by reason of death or disability or in connection with a change in control), Mr. Mullin is entitled to receive twelve months of continued base salary. Mr. Mullin is also party to a change in control agreement as described below.
Each of Messrs. Jackson, Malatesta, Rusignuolo, Saich and Mullin is party to a change in control agreement with the Company. These agreements provide that if, (1) (i) within a five-year period immediately following the Merger, the Company terminates any of the foregoing executives without cause, any of the foregoing executives terminates his employment because the Company reduced his compensation from that in effect prior to the change in control or with respect to Messrs. Malatesta or Jackson, the Company relocates such executive’s principal place of employment to a location more than 25 miles from Mechanicsburg, Pennsylvania or (ii) within the six-month period immediately following the Merger, any of the foregoing executives terminates his employment for good reason, then (x) the Company is obligated to pay such executive a lump-sum cash payment equal to his base salary plus bonus for the previous three completed calendar years and (y) any unvested stock options will immediately vest or (2) within the six-month period immediately preceding the Merger, any of the foregoing executives terminates his employment without cause and he reasonably demonstrates that his termination was at the request of a third party who took steps to effect the Merger, then (i) the Company is obligated to pay such executive a lump-sum cash payment equal to his base salary plus bonus for the previous three completed calendar years and (ii) any unvested stock options will immediately vest. Mr. Jackson is also entitled to a Gross-Up Payment in the event that any change in control payments constitute “excess parachute payments” within the meaning of Section 280G of the Code.
The severance benefits described above are conditioned on the applicable executive officer executing and not revoking a general release of claims in favor of the Company.
For an estimate of the value of the payments and benefits described above that would be payable to the Company’s named executive officers upon a certain termination in connection with the Merger, which we have assumed constitutes a change of control under the Company Stock Plan and the employment agreements for our named executive officers, see “Special Factors — Golden Parachute Compensation” below.
Equity Award Arrangements with Directors and Executive Officers
Pursuant to the terms of the Merger Agreement, each Company Restricted Share held by a non-employee director or an executive officer of the Company that is outstanding immediately prior to the Effective Time will vest in full as of immediately prior to the Effective Time and will cease to exist and will automatically be converted into the right to receive cash in an amount equal to the Merger Consideration, less any applicable tax withholdings, other than certain Company Restricted Shares held by the Rollover Holders. On July 29, 2025, each non-employee director was granted 14,035 Company Restricted Shares under the 2020 Equity Plan, which Company Restricted Shares, but for the Merger, would otherwise vest in full on the first anniversary of the grant date. On July 29, 2025, each named executive officer was granted Company Restricted Shares that, but for the Merger, would otherwise vest, either in installments or on a cliff basis, as applicable, over a three-year period or upon the third anniversary of the date of grant.

For an estimate of the value of the payments and benefits described above that could be payable to the Company’s named executive officers upon consummation of the Merger, see “Special Factors — Golden Parachute Compensation” below.
Golden Parachute Compensation
The information set forth in the table below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about certain compensation for each of the Company’s named executive officers (“NEOs”) that is based on or otherwise relates to the Merger and assumes, among other things, that the Merger constitutes a change in control under the Company Stock Plan and each NEO’s employment or change in control agreement, the Merger is consummated and that the NEOs will incur a severance-qualifying termination of employment immediately following consummation of the Merger. The NEOs for the Company’s fiscal year ended December 31, 2025 consisted of David S. Chernow, Mr. Ortenzio, Michael F. Malatesta, Mr. Jackson, Thomas P. Mullin and John A. Saich.
The amounts indicated below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including assumptions described below, and do not reflect certain compensation actions that may occur before the consummation of the Merger. For purposes of calculating such amounts, on a pre-tax basis, the Company has assumed:
•
the Merger constitutes a change in control under the Company Stock Plan and each NEO’s employment or change in control agreement;

•
April 10, 2026, which is the latest practicable date prior to this filing, as the Closing Date;

•
each NEO experiences a severance-qualifying termination of employment immediately following consummation of the Merger on April 10, 2026, based on the terms of his or her respective employment or change in control agreement (as described above in “Special Factors — Change in Control and Severance Benefits Under Existing Agreements”);

•
the NEO’s base salary rates remain unchanged from those in effect as of January 1, 2026; and

•
Company Restricted Shares are valued based upon the Merger Consideration and do not forecast any new grants, vesting, deferrals or forfeitures of equity-based awards following April 10, 2026.

In accordance with the terms of the applicable employment and change in control agreements, if the payments or benefits to an NEO under his or her respective agreement(s) (as described above in “Special Factors — Change in Control and Severance Benefits Under Existing Agreements”) would be subject to excise taxes under Sections 280G and 4999 of the Code, such payments will be treated in accordance with the applicable agreement, which may provide for a tax gross-up payment (in the case of Messrs. Ortenzio, Chernow and Jackson). The change in control agreements for Messrs. Malatesta, Mullin and Saich do not include entitlements for a tax gross-up for purposes of Section 280G or any required Section 280G cutback provisions.
Name	Cash ($)(1)	Equity ($)(2)	Tax Gross-Up Payment ($)(3)	Total ($)
David S. Chernow	9,253,500	6,728,321	—	15,981,821
Robert A. Ortenzio	9,253,500	6,728,337	—	15,981,837
Michael F. Malatesta	4,139,632	2,612,511	—	6,752,143
Martin F. Jackson	5,628,000	4,037,006	—	9,665,006
Thomas P. Mullin	4,822,888	3,575,006	—	8,397,893
John A. Saich	4,923,360	3,575,006	—	8,498,366

(1)
The estimated amount for each NEO represents the cash severance payments to which the NEO may become entitled under his existing employment or change in control agreement upon a qualifying termination in connection with the Merger (i.e., a double trigger payment). As discussed above, under their existing employment or change in control agreements, upon a qualifying termination in connection with the Merger, each of Messrs. Chernow and Ortenzio will be entitled to cash payment in a lump-sum

(for Mr. Chernow) or in equal installments over the remainder of the employment agreement term (for Mr. Ortenzio), respectively, equal to his base salary plus bonus for the previous three completed calendar years and only in the case of Mr. Ortenzio, a pro-rated bonus for the year of termination, which for 2026 would be $0, and each of Messrs. Malatesta, Jackson, Mullin and Saich will be entitled to a lump-sum cash payment equal to his base salary plus bonus for the previous three completed calendar years. The cash severance is contingent upon a qualifying termination and subject to the NEO’s execution and non-revocation of a release of claims.
(2)
Each Company Restricted Share (other than Company Restricted Shares that are Rollover Shares) held by the NEOs outstanding immediately prior to the Effective Time will vest in full as of immediately prior to the Effective Time and cease to exist and will automatically be converted into the right to receive cash in an amount equal to the Merger Consideration, less any applicable tax withholdings. The values shown with respect to Company Restricted Shares are determined as the product of the Merger Consideration of $16.50 multiplied by the total number of outstanding Company Restricted Shares held by each NEO as of April 10, 2026, disregarding the exclusion for the Rollover Shares.

(3)
Messrs. Ortenzio, Chernow and Jackson may be eligible to receive a tax gross-up payment pursuant to the terms of their respective employment agreement or change in control agreement in the event that any change in control payments constitute “excess parachute payments” within the meaning of Section 280G of the Code.

Employment Arrangements Following the Merger
As of the date of this proxy statement, none of the Company’s executive officers (other than Mr. Ortenzio and Mr. Jackson as described in the following sentence) have (1) reached an understanding on potential employment or other retention terms with the Surviving Corporation or with Parent or Merger Sub (or any of their respective affiliates), or (2) entered into any definitive agreements or arrangements regarding employment or other retention with the Surviving Corporation or with Parent or Merger Sub (or any of their respective affiliates) to be effective following the consummation of the Merger. Mr. Ortenzio and Mr. Jackson will be the Executive Chairman & Co-Founder and Senior Executive Vice President of Strategic Finance & Operations, respectively, of the Surviving Corporation as of the consummation of the Merger and will have certain governance rights with respect to the Surviving Corporation. However, prior to the Effective Time, Parent or Merger Sub (or their respective affiliates) may have discussions with certain of the Company’s employees (including certain of its executive officers) regarding employment or other retention terms and may enter into definitive agreements regarding employment, retention, or the right to purchase or participate in the equity of the Surviving Corporation or one or more of its affiliates in connection with the Merger. Any such agreements will not increase or decrease the Merger Consideration paid to the holders of Company Shares in the Merger.
Intent of the Company’s Directors and Executive Officers to Vote in Favor of the Merger
The Company’s directors and executive officers have informed the Company that, as of the date of this proxy statement, they intend to vote all of the Company Shares owned directly by them in favor of the Merger Proposal, the Compensation Proposal and the Adjournment Proposal. As of the Record Date, the Company’s directors and executive officers beneficially owned, in the aggregate, 19,879,142 Company Shares, collectively representing approximately 16.04% of the voting power of the Company Shares outstanding as of the Record Date, which includes the Company Shares beneficially owned by Mr. Ortenzio and Mr. Jackson, who agreed to vote their Company Shares in favor of the Merger Proposal pursuant to their respective Rollover Agreements.
For purposes of clarity, the Company Shares that the directors and executive officers are entitled to vote shall be included in determining whether the Merger Proposal has been approved by the affirmative vote of the holders of a majority of the outstanding Company Shares entitled to vote thereon, but the Company Shares held by the Company’s directors and executive officers who are Rollover Holders will be excluded from determining whether the Merger Proposal has been approved by the affirmative vote of the holders of a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon excluding any Company Shares beneficially owned by the Parent Affiliated Stockholders.

Intent of Certain Stockholders to Vote in Favor of the Merger
On March 2, 2026, the Rollover Filing Parties, who beneficially owned, in the aggregate, approximately 12% of the voting power of the outstanding Company Shares as of April 10, 2026, entered into Rollover Agreements, pursuant to which each Rollover Filing Party has agreed, subject to the terms and conditions contained in the Rollover Agreements, among other things, to vote all of their Company Shares in favor of the Merger Proposal, subject to the terms and conditions contained in the Rollover Agreements. The Company is named as a third party beneficiary of the Rollover Agreements with respect to enforcement of the voting provisions set forth therein. For more information, see the section of this proxy statement captioned “The Rollover Agreements” and the full text of the Rollover Agreements, attached as Annex C, D, E, F, G, H and I to this proxy statement, which are incorporated by reference in this proxy statement in their entirety.
Closing and Effective Time of the Merger
The Closing will take place remotely by exchange of documents and signatures (or their electronic counterparts) at 9:00 a.m. (New York City time) on the fourth business day following the satisfaction or waiver of all conditions to the Closing (described in the section of this proxy statement captioned “The Merger Agreement — Conditions to the Closing of the Merger”) (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of each of such conditions), provided that such conditions remain satisfied or waived on such fourth business day, or at such other date, time and place as the parties to the Merger Agreement may agree in writing. Notwithstanding the foregoing, if the fifteen-business day marketing period in respect of the Debt Financing has not ended at the time the conditions to the Closing have otherwise been satisfied or waived, Parent is not required to effect the Closing until the earliest of (subject to the continued satisfaction or waiver of the conditions to the Closing at such time) (i) any business day during the Marketing Period as may be specified by Parent on no less than two business days’ prior written notice to the Company (it being understood that such date may be conditioned upon the simultaneous completion of the Debt Financing) and (ii) the first business day after the final day of the Marketing Period. On the Closing Date, the Company and Merger Sub will file a certificate of merger relating to the Merger with the Secretary of State of the State of Delaware as provided under the DGCL. The Merger will become effective at the time when such certificate of merger has been duly filed with the Secretary of State of the State of Delaware, or at a later time agreed to in writing by the parties to the Merger Agreement and specified in such certificate of merger in accordance with the DGCL.
Accounting Treatment
The Merger will be accounted for as a “purchase transaction” for financial accounting purposes.
U.S. Federal Income Tax Considerations of the Merger
The following discussion is a summary of the material U.S. federal income tax considerations of the Merger generally applicable to holders whose Company Shares are converted into the right to receive Merger Consideration pursuant to the Merger. This discussion is based upon the Code, its legislative history, final, temporary and proposed U.S. Treasury regulations promulgated thereunder, court decisions, published positions of the IRS, and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or to differing interpretations at any time, possibly with retroactive effect, so as to result in U.S. federal income tax consequences different from those discussed below.
This discussion applies only to holders who hold Company Shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes) and does not address any tax consequences applicable to holders of Company Restricted Shares. In addition, this summary does not address or consider any state, local or non-U.S. tax consequences, any aspects of the alternative minimum tax, the Medicare tax on net investment income, or any U.S. federal estate, gift or other non-income tax consequences that may be relevant or applicable to a particular holder in connection with the Merger. For purposes of this discussion, a “holder” means either a U.S. Holder or a Non-U.S. Holder (each as defined below) or both, as the context may require.
This discussion is for general information purposes only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances, nor does it address any consequences to holders subject to special rules under U.S. federal income tax law, including, for example:

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banks and other financial institutions;

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mutual funds;

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insurance companies;

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tax-exempt organizations (including private foundations), governmental agencies, instrumentalities or other governmental organizations, and qualified foreign pension funds;

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retirement or other tax deferred accounts;

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S corporations, partnerships or any other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes (or investors in such entities or arrangements);

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controlled foreign corporations, passive foreign investment companies or corporations that accumulate earnings to avoid U.S. federal income tax;

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dealers and brokers in securities, currencies or commodities;

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dealers or traders in securities that elect to use the mark-to-market method of accounting with respect to Company Shares;

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regulated investment companies or real estate investment trusts, or entities subject to the U.S. anti-inversion rules;

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U.S. expatriates or certain former citizens or long-term residents of the United States;

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persons that own or have owned (directly, indirectly or constructively) five percent (5%) or more of Company Shares (by vote or value);

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persons who hold their Company Shares as part of a hedging, constructive sale or conversion, straddle, synthetic security, integrated investment or other risk reduction transaction for U.S. federal income tax purposes;

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persons who hold Rollover Shares;

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persons subject to special tax accounting rules as a result of any item of gross income with respect to the Company Shares being taken into account in an “applicable financial statement” (as defined in the Code);

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persons that do not vote in favor of the Merger and who properly demand appraisal of their shares under Section 262 of the DGCL;

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persons that acquired their Company Shares pursuant to the exercise of employee stock options or warrants or otherwise as compensation or in connection with the performance of services; or

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persons whose “functional currency” is not the U.S. dollar.

If a partnership (or other entity or arrangement, domestic or non-U.S., treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Company Shares, the tax treatment of a partner in such partnership (or other entity or arrangement) will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding Company Shares and partners therein should consult their tax advisors regarding the consequences of the Merger to their particular circumstances.
No ruling has been requested, or will be obtained, from the IRS regarding the U.S. federal income tax consequences of the Merger described herein. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the discussion set forth in this summary. In addition, because the authorities on which this summary is based are subject to various interpretations, the IRS and U.S. courts could disagree with one or more of the positions taken in this summary.
THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY, DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER, AND IS NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL THE TAX CONSEQUENCES RELATING TO THE MERGER.

HOLDERS SHOULD CONSULT THEIR TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES UNDER STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.
U.S. Holders
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Company Shares who or that is, for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation, or other entity classified as a corporation for U.S. federal income tax purposes, that is created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust (1) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code or (2) that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person as defined in section 7701(a)(30) of the Code.

The receipt of Merger Consideration by a U.S. Holder in exchange for Company Shares pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the Company Shares surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis will generally equal the U.S. Holder’s acquisition cost less any prior distribution paid to such U.S. Holder with respect to its Company Shares treated as a return of capital. Gain or loss will be determined separately for each block of Company Shares (that is, shares acquired at the same cost in a single transaction). Such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations.
Non-U.S. Holders
For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of Company Shares who or that is neither a U.S. Holder nor an entity or arrangement classified as a partnership for U.S. federal income tax purposes.
Subject to the discussion under “Information Reporting and Backup Withholding”, a Non-U.S. Holder will generally not be subject to U.S. federal income tax on any gain realized pursuant to the Merger unless:
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such gain is effectively connected with the conduct of a trade or business by such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain will be subject to U.S. federal income tax at rates generally applicable to U.S. Holders, and any such gain of a Non-U.S. Holder that is a corporation may be subject to an additional “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty); or

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such Non-U.S. Holder is an individual who is present in the United States for one hundred and eighty-three (183) days or more in the taxable year of the Merger, and certain other conditions are met, in which case such gain will generally be subject to U.S. federal income tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty), which may be offset by certain U.S.-source capital losses of the Non-U.S. Holder, if any, provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

Information Reporting and Backup Withholding

Information reporting and backup withholding (currently, at a rate of 24%) may apply to the Merger Consideration received by a holder pursuant to the Merger. Backup withholding will generally not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such holder is not subject to backup withholding on IRS Form W-9 (or its successor form) or (2) a Non-U.S. Holder that (i) provides a certification of such Non-U.S. Holder’s foreign status on the applicable IRS Form W-8 (or its successor form) or (ii) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, if the required information is timely furnished to the IRS.
Additional Withholding Requirements Under FATCA
Subject to the proposed Treasury regulations discussed below, Sections 1471 through 1474 of the Code, and the Treasury regulations and administrative guidance issued thereunder (“FATCA”), impose a U.S. federal withholding tax of 30% on certain types of payments, including payments of the Merger Consideration, if paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code) (including, in some cases, when such foreign financial institution or non-financial foreign entity is acting as an intermediary), unless (a) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding direct and indirect U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are non-U.S. entities with U.S. owners), (b) in the case of a non-financial foreign entity, such entity certifies that it does not have any “substantial United States owners” (as defined in the Code) or provides the applicable withholding agent with a certification identifying the direct and indirect substantial United States owners of the entity (in either case, generally on an IRS Form W-8BEN-E), or (c) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules and provides appropriate documentation (such as an IRS Form W-8BEN-E). While withholding under FATCA would also have applied to payments of gross proceeds from the sale or other taxable disposition of Company Shares, proposed U.S. Treasury regulations (upon which taxpayers may rely until final regulations are issued) eliminate FATCA withholding on payments of gross proceeds entirely. Non-U.S. Holders are encouraged to consult with, and rely solely upon, their own tax advisors regarding the effects of FATCA to them in light of their own circumstances.
THE FOREGOING SUMMARY DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR HOLDERS. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE RECEIPT OF CASH FOR THEIR SHARES OF COMMON STOCK PURSUANT TO THE MERGER UNDER ANY U.S. FEDERAL, STATE, FOREIGN, LOCAL OR OTHER TAX LAWS, OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Regulatory Approvals Required for the Merger
General Efforts
Under the Merger Agreement, Parent and the Company agreed to use their respective reasonable best efforts to take (or cause to be taken) all actions, do (or cause to be done) all things and assist and cooperate with the other parties to the Merger Agreement in doing (or causing to be done) all things, in each case, as are necessary, proper or advisable to cause the conditions to the Closing set forth in the Merger Agreement to be satisfied as promptly as reasonably practicable and to consummate and make effective, as promptly as reasonably practicable, the Merger and the other transactions contemplated by the Merger Agreement, including: (1) obtaining all consents, registrations, approvals, permits, orders, authorizations, expirations or terminations of waiting periods from governmental authorities and (2) making all filings, notices, reports, petitions, statements, registrations, submissions of information, applications and other documents or instruments with governmental authorities, in each case, that are necessary or advisable to consummate the Merger. Parent and the Company also agreed to use their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary and proper or advisable on its part under the Merger Agreement and applicable law to obtain as promptly as reasonably practicable any filing, notice, report, consent, amendment, registration, approval, permit, waiver or authorization required to be made with or obtained from any person that is not a governmental entity in connection with the execution, delivery and performance of the Merger Agreement and the consummation of the Merger and the other transactions contemplated thereby.
HSR Act; Antitrust Laws
Under the HSR Act, the Merger cannot be completed until Parent and the Company file a Notification and Report Form with the FTC and the DOJ and the applicable waiting period has expired or been terminated. Parent and the Company filed a Notification and Report Form with the FTC and DOJ on March 26, 2026. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar day waiting period following the filing of HSR Act notification forms, unless extended, or the early termination of that waiting period. The initial waiting period under the HSR Act expired at 11:59 p.m., Eastern time, on April 27, 2026.
Parent, on the one hand, and the Company (and its subsidiaries, if applicable), on the other hand, have each agreed to furnish to one another as promptly as reasonably practicable with all information concerning itself, its subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of Parent, the Company or any of their subsidiaries to any third party or any governmental entity in connection with the Merger and the other transactions contemplated by the Merger Agreement.
At any time before or after consummation of the Merger, notwithstanding the termination of the waiting period under the HSR Act, the FTC, the DOJ or the governmental authorities of any other applicable jurisdiction could take such action under the antitrust laws as it deems necessary or desirable, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties or requiring the parties to the Merger Agreement to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under its antitrust laws as it deems necessary or desirable. Such action could include seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of the Company or Parent. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.
Health Care Licensing
The Merger is subject to certain health care regulatory approvals, filings and notices required in connection with the change of control of the Company. The Company and its subsidiaries operate health care facilities in numerous states, certain of which require prior approval of, or advance notice to, the applicable state health care regulatory authorities in connection with a change of control of a licensed health care facility. The Company and Parent have identified the states in which such approvals or notices are required and have filed, or expect to file, the necessary applications and notifications with the applicable state health care facility licensing authorities in connection with the Merger. In addition, certain states require the filing of transaction notices or other similar notifications with state attorneys general, health planning agencies or other regulatory bodies in connection with transactions involving health care entities. The Company and Parent have made, or expect to make, such filings in states where they are required. Following the Closing, the Company and its subsidiaries will also be required to update their Medicare and Medicaid enrollment information with the Centers for Medicare & Medicaid Services and applicable state Medicaid agencies to reflect the new ownership of the Company. The Company and Parent have agreed to use their respective reasonable best efforts to obtain all required healthcare regulatory approvals, make all required filings and notices, and complete all necessary enrollment updates as promptly as practicable.
Financing of the Merger

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The anticipated total amount of cash necessary to complete the Merger and the related transactions, and to pay the fees and expenses required to be paid at the Closing by Parent and Merger Sub under the Merger Agreement, will be approximately $1,894.5 million. This amount includes funds needed to pay the aggregate Merger Consideration and any other amounts required to be paid pursuant to the Merger Agreement at or prior to the consummation of the Merger and any fees, costs and expenses of or payable by Parent and Merger Sub in connection with the Merger and the other transactions contemplated under the Merger Agreement and the Financing. In connection with the Transactions, Parent has obtained committed financing consisting of (i) Equity Financing to be provided by WCAS pursuant to the terms and conditions of the Equity Commitment Letter, (ii) Debt Financing to be provided by the Debt Commitment Parties pursuant to the terms and conditions of the Debt Commitment Letter and (iii) the Rollover of the Rollover Shares held by the Rollover Holders in accordance with the terms and conditions of the Rollover Agreements, each as further described below. In connection with the Merger Agreement, Parent has delivered to the Company copies of the Commitment Letters and Rollover Agreements. There is no financing condition to the consummation of the Merger.
Equity Financing
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In connection with the financing of the Merger, Parent and WCAS entered into the Equity Commitment Letter, pursuant to which, subject to the terms and conditions therein, WCAS agreed to provide Parent with the Equity Financing in an amount up to $880 million, which may be reduced in accordance with the terms set forth in the Equity Commitment Letter. WCAS’s requirement to fund the Equity Financing is subject to (i) the satisfaction or waiver of all of the mutual conditions to Closing and all of Parent’s conditions to Closing set forth in the Merger Agreement (other than those that, by their nature, are to be satisfied at the Closing), (ii) irrevocable confirmation from the Company to Parent that (x) all of the Company’s conditions to Closing set forth in the Merger Agreement have been satisfied (other than those that, by their nature, are to be satisfied at the Closing) or that they would be willing to waive any such conditions that remain unsatisfied and (y) that the Company is ready, willing, and able to consummate the Closing if specific performance is granted and the Debt Financing were funded, (iii) that the Debt Financing has been funded or will be funded at the Closing (in each case, in accordance with the terms and conditions thereof) and (iv) the substantially simultaneous consummation of the Closing in accordance with the terms of the Merger Agreement. Pursuant to the terms of the Equity Commitment Letter, the Company has a right to seek specific performance to cause WCAS to fund an amount up to the Equity Financing to Parent in accordance with the terms of the Equity Commitment Letter.

Debt Financing
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In connection with the financing of the Merger, the Debt Commitment Parties and Parent entered into the Debt Commitment Letter, pursuant to which, subject to the terms and conditions therein, the Debt Commitment Parties committed to provide Parent with Debt Financing consisting of up to $1 billion in New Revolving Commitments. The obligations of the Debt Commitment Parties to provide the Debt Financing under the Debt Commitment Letter are, in each case, subject to a number of customary conditions, including (i) the absence of a Company Material Adverse Effect, (ii) the consummation of the Merger, or the substantial consummation thereof concurrent with the funding of the New Revolving Commitments, in accordance with the terms of the Merger Agreement, which shall not have been amended or waived, nor any consents given with respect thereto in any material respect that is materially adverse to the Debt Commitment Parties without their consent, (iii) the consummation of the Equity Financing and Rollover, or the substantial consummation thereof concurrent with the funding of the New Revolving Commitments, (iv) the receipt by the Debt Commitment Parties of certain historical and pro forma Company financial statements, (v) the execution and delivery of definitive documentation with respect to the New Revolving Commitments to the Debt Commitment Parties, including certain documents and instruments required to create and perfect the security interests contemplated under the New Revolving Commitments, (vi) the expiration of a 15-day marketing period after receipt of customary offering or debt marketing materials, (vii) the receipt by the Debt Commitment Parties of know-your-customer and other anti-money laundering deliverables, (viii) the payment of all commitment and other fees required to be paid at the Closing pursuant to the fee letters relating to the Debt Commitment Letter, and (ix) the accuracy of certain representations and warranties in the Merger Agreement and definitive Debt Financing documentation.

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The New Revolving Commitments will be reduced by the amount of gross proceeds available to Parent at Closing to consummate the Transactions from debt securities or term loans issued or borrowed by the Company, Parent or their respective subsidiaries on or prior to the Closing Date. The Company’s existing $1.05 billion senior secured tranche B-2 term loan facility due 2031 and $600.0 million senior secured revolving credit facility due 2029 (collectively, the “Existing Credit Facility”) is expected to remain in place, with the existing amounts borrowed thereunder prior to the Closing to remain outstanding, as of the Closing substantially in accordance with the terms and provisions thereunder. Similarly, the Company expects that the $550.0 million aggregate principal amount of the Company’s 6.250% senior notes due 2032 will remain outstanding as of the Closing and be unaffected by the Merger. As of the time of the mailing of this Proxy Statement, Parent intends that the Debt Financing will be replaced with $1 billion aggregate principal amount of incremental senior secured term loans borrowed by the Company under its Existing Credit Facility at the Closing in lieu of establishing and drawing upon the New Revolving Commitments.
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The Debt Commitment Parties will be entitled to certain fees payable at Closing out of the proceeds of the Debt Financing.

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The Merger Agreement includes a customary covenant requiring Parent to use reasonable best efforts to obtain alternative financing if any portion of the Debt Financing to be provided by the Debt Commitment Parties pursuant to the Debt Commitment Letter becomes unavailable.

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The New Revolving Commitments under the Debt Commitment Letter terminate automatically on the earliest to occur of either (i) five business days after December 1, 2026, as such date may be extended in accordance with the terms of the Merger Agreement, or (ii) if earlier, upon either (a) the valid termination of the Merger Agreement in accordance with its terms prior to the Closing or (b) the consummation of the Merger with or without the use of the Debt Financing (unless the Debt Commitment Parties have failed to fund in breach of their obligations hereunder).

Rollover Equity
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Pursuant to the Rollover Agreements, as more fully described under “Special Factors — Rollover Agreements”, the Rollover Filing Parties agreed to Rollover their Rollover Shares in lieu of receiving the Merger Consideration in respect of such shares. As of the time of the mailing of this proxy statement, the Rollover Filing Parties collectively committed to Rollover 14,335,221 Company Shares, which will accordingly reduce the aggregate Merger Consideration payable at the Closing by $236.5 million. With the prior written approval of the Special Committee (such approval not to be unreasonably withheld, conditioned or delayed), the Purchaser Filing Parties may invite other members of management and the Company Board (other than members of the Special Committee) to participate in the Rollover as well, which additional Rollovers would further reduce the amount of Merger Consideration payable at the Closing. Any additional Rollovers would be expected to reduce either the amount of the Equity Financing from WCAS or the amount borrowed under the Debt Financing at Closing.

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The consummation of the Rollover will be deemed to occur immediately prior to the Closing, and if the Merger and the other transactions contemplated by the Merger Agreement to be consummated at the Closing are not consummated within forty-eight hours of the Rollover, the Rollover will be unwound and the contribution and exchange will be deemed to have not occurred. The Rollover Agreements will automatically terminate if, at any time prior to the contribution and exchange pursuant to the Rollover Agreements, the Merger Agreement shall have been validly terminated in accordance with its terms. Copies of the Rollover Agreements are attached as Annexes C, D, E, F, G, H and I to this proxy statement and are incorporated herein by reference.

Delisting and Deregistration of Company Shares
If the Merger is completed, the Company Shares will no longer be traded on the NYSE and will be deregistered under the Exchange Act. The Company will no longer be required to file periodic reports, current reports and proxy and information statements with the SEC on account of the Company Shares.
Fees and Expenses
Except as described under “The Merger Agreement — Company Termination Fee”, if the Merger is not completed, all fees and expenses incurred in connection with the Merger will be paid by the party incurring those fees and expenses, and in the case of the Special Committee, all fees and expenses will be paid by the Company. If the Merger is completed, all costs and expenses incurred by Parent or Merger Sub in connection with the transaction will be paid by the Surviving Corporation. Total fees and expenses incurred or to be incurred by the Company (including the Special Committee) are estimated at this time to be as follows:
Description	Amount ($)
Financial advisory fees and expenses	12,490,000
Legal fees and expenses	7,500,000
SEC filing fees	565,158
Printing, proxy solicitation, EDGAR filing and mailing expenses	200,000
Miscellaneous	250,000
Total	21,005,158
It is also expected that Parent and Merger Sub will incur approximately $85.5 million of financing costs, legal fees, exchange agent fees and other advisory fees.
Goldman Sachs acted as financial advisor to the Special Committee with respect to the proposed Merger and will receive a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $11 million, which is contingent upon consummation of the transactions contemplated by the Merger Agreement. In addition, the Special Committee has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Wells Fargo and JPMorgan acted as financial advisors to Parent, acting at the direction of the Purchaser Filing Parties, with respect to the proposed Merger and will each receive a fee from Parent for such services if the proposed Merger is consummated. Subject to the terms of each of Wells Fargo’s and JPMorgan’s engagement letter entered into with Parent, Parent agreed to reimburse each of Wells Fargo and JPMorgan for certain of their respective expenses, including the expenses of outside counsel, incurred in connection with their respective engagements, and Parent agreed to indemnify each of Wells Fargo, JPMorgan and their respective affiliates and related parties against certain losses, claims, damages and liabilities relating to or arising out of their respective engagements.
Certain Material Relationships
In the last two years, Skadden has not done work for any members of the Buyer Consortium and has not provided advice to the Company unrelated to the proposed Merger.
In the last two years, Dechert has represented Mr. Ortenzio, Mr. Jackson and/or entities in which they are investors in matters not related to the Company or the proposed Merger. The fees generated by Dechert from these matters were not material to Dechert.
Litigation Relating to the Merger
Lawsuits and demand letters arising out of the Merger may be filed or received in the future. In addition, the Company has received on behalf of purported shareholders (A) demand letters making a formal request to inspect the Company’s books and records and (B) demand letters alleging that the Company’s preliminary proxy statement, filed April 15, 2026, misrepresents and/or omits certain purportedly material information relating to the financial analyses performed by the Special Committee’s financial advisors and any discussions regarding post-Merger employment matters.
The Company cannot predict the outcome of the demand letters, any lawsuits that may be filed, or other demand letters the Company may receive. If additional, similar demand letters or lawsuits are filed or received, absent new or significantly different allegations, the Company will not necessarily disclose such lawsuits or additional demand letters.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, the documents to which the Company refers you in this proxy statement and information included in oral statements or other written statements made or to be made by the Company or on the Company’s behalf contain “forward-looking statements” that do not directly or exclusively relate to historical facts, including, without limitation, statements relating to the completion of the Merger. These statements are often, but not always, made through the use of words or phrases such as “may”, “should”, “could”, “predict”, “potential”, “believe”, “will likely result”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would” and “outlook”, or the negative version of those words or phrases or other comparable words or phrases of a future or forward-looking nature. The Company’s stockholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in the Company’s filings with the SEC, including in our most recent filings on Forms 10-K and 10-Q, factors and matters described or incorporated by reference in this proxy statement, and the following factors:
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uncertainties related to the consummation of the Merger;

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our ability to complete the Merger, if at all, on the anticipated terms and timing, including obtaining the Requisite Stockholder Approvals and regulatory approvals, and the satisfaction of other conditions to the completion of the Merger;

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our obligation to pay a termination fee under certain circumstances if the Merger is terminated;

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uncertainties about the pendency of the Merger and the effect of the Merger on employees, customers and other third parties who deal with the Company;

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the impact of certain interim covenants that we are subject to under the Merger Agreement;

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provisions in the Merger Agreement that limit our ability to pursue alternatives to the Merger, which might discourage a third party that has an interest in acquiring all or a significant part of the Company from considering or proposing that acquisition;

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the fact that we and our directors and officers may be subject to lawsuits relating to the Merger;

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the substantial transaction-related costs we will continue to incur in connection with the Merger;

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our efforts to complete the Merger could disrupt our relationships with third parties and employees, divert management’s attention, or result in negative publicity or legal proceedings;

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the inability of stockholders (excluding the Rollover Holders) to participate in any further upside of the Company’s business if the Merger is consummated;

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our ability to retain and hire key personnel;

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competitive responses to the Merger;

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continued availability of capital and financing and rating agency actions;

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legislative, regulatory and economic developments affecting our business;

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general economic and market developments and conditions;

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unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as our response to any of the aforementioned factors;

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the fact that the receipt of cash in exchange for Company Shares pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes; and

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the risk that the Company’s stock price may fluctuate during the pendency of the Merger and may decline significantly if the Merger is not completed.

Consequently, all of the forward-looking statements that the Company makes in this proxy statement are qualified by the information contained or incorporated by reference in this proxy statement, including: (1) the information contained under this caption, and (2) information in the Company’s most recent filings on Form 10-K and Form 10-Q, including the information contained under the caption “Risk Factors”, and information in its consolidated financial statements and notes thereto. While the list of factors presented here is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on our financial condition, results of operations, credit rating or liquidity.
The forward-looking statements in this proxy statement are based upon information available to us as of the date of this proxy statement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.
You should read this proxy statement and the documents that we reference and have filed as exhibits to this proxy statement with the understanding that our actual future results, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this proxy statement. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this proxy statement, whether as a result of any new information, future events or otherwise. The Company’s stockholders are advised to consult any future disclosures that the Company makes on related subjects as may be detailed in its other filings made from time to time with the SEC.

THE PARTIES TO THE MERGER
The Company
The Company was formed as a Delaware corporation in October 2004 under the name Select Medical Holdings Corporation. The Company is one of the largest operators of critical illness recovery hospitals, rehabilitation hospitals, and outpatient rehabilitation clinics in the United States based on number of facilities. As of December 31, 2025, the Company operated 104 critical illness recovery hospitals in 28 states, 38 rehabilitation hospitals in 15 states, and 1,917 outpatient rehabilitation clinics in 39 states and the District of Columbia. On December 31, 2025, the Company had operations in 39 states and the District of Columbia. See the section of this proxy statement captioned “Where You Can Find Additional Information”.
The Company Shares are listed on the NYSE under the symbol “SEM”. The Company’s corporate offices are located at 4714 Gettysburg Road, Mechanicsburg, Pennsylvania 17055.
Parent Entities
Parent
Stallion Intermediate Corporation was formed on February 24, 2026 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement and has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement, including arranging of the Equity Financing and the Debt Financing in connection with the Merger.
Parent’s address is c/o Welsh, Carson, Anderson & Stowe, 599 Lexington Avenue, New York, NY 10022, and its telephone number is (212) 893-9500.
Merger Sub
Stallion MergerSub Corporation is a wholly owned subsidiary of Parent and was formed on February 24, 2026 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement.
Merger Sub’s address is c/o Welsh, Carson, Anderson & Stowe, 599 Lexington Avenue, New York, NY 10022, and its telephone number is (212) 893-9500.
Parent and Merger Sub are each affiliated with WCAS. In connection with the transactions contemplated by the Merger Agreement, including the Merger, (i) WCAS has committed to provide Parent, at or prior to the Closing, with the Equity Financing in an amount up to $880 million, on the terms of and subject to the conditions set forth in the Equity Commitment Letter, and (ii) the Debt Commitment Parties have committed to provide Parent with the Debt Financing, which consists of the New Revolving Commitments, on the terms of and subject to the conditions set forth in the Debt Commitment Letter. Such amounts will be used to pay the aggregate Merger Consideration and any other amounts required to be paid pursuant to the Merger Agreement at or prior to the consummation of the Merger and any fees, costs and expenses of or payable by Parent and Merger Sub in connection with the Merger and the other transactions contemplated under the Merger Agreement and the Financing, as described further in this proxy statement under the caption “Special Factors — Financing of the Merger”.
In addition, WCAS and the Company have entered into that certain Limited Guaranty, dated as of March 2, 2026 (the “Limited Guaranty”), pursuant to which WCAS has, subject to the terms and conditions contained therein, agreed to pay certain obligations of Parent or Merger Sub under the Merger Agreement, subject to an aggregate cap equal to $143,009,627, including the Parent Termination Fee and certain fees and expenses payable by Parent or Merger Sub as specified in the Merger Agreement, if applicable.

THE SPECIAL MEETING
Date, Time and Place
The Company will hold the Special Meeting on June 26, 2026 at 11:00 a.m., Eastern time. You may attend the Special Meeting via a live webcast on the internet at https://meetnow.global/M9LMMUR. You will be able to listen to the Special Meeting live and vote online. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your Company Shares).
If you encounter technical difficulties accessing the Special Meeting or during the Special Meeting, a support line will be available on the login page of the Special Meeting website.
Purpose of the Special Meeting
At the Special Meeting, the Company will ask stockholders to vote on the Merger Proposal, the Compensation Proposal and the Adjournment Proposal.
The Company’s stockholders must approve the Merger Proposal in order for the Merger to be consummated. Approval of the Compensation Proposal and approval of the Adjournment Proposal are not conditions to completion of the Merger. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety. The Company encourages you to read the Merger Agreement carefully in its entirety.
Attending the Special Meeting
The Special Meeting will begin at 11:00 a.m., Eastern time. Online check-in will begin a few minutes prior to the Special Meeting. The Company encourages you to access the meeting prior to the start time.
As the Special Meeting is virtual, there will be no physical meeting location. To attend the Special Meeting, log in at https://meetnow.global/M9LMMUR. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your Company Shares). If you encounter technical difficulties accessing the Special Meeting or during the Special Meeting, a support line will be available on the login page of the Special Meeting website.
Once online access to the Special Meeting is open, stockholders may submit questions pertinent to meeting matters, if any, through the Special Meeting website. You will need the control number found on your proxy card or voting instruction form in order to submit questions. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.
Record Date; Shares Entitled to Vote; Quorum
Only holders of Company Shares as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. A list of stockholders of record entitled to vote at the Special Meeting will be available at the Company’s corporate offices located at 4714 Gettysburg Road, Mechanicsburg, Pennsylvania 17055, during regular business hours for a period of no less than 10 days before the Special Meeting and on the virtual meeting website during the Special Meeting. As of May 11, 2026, there were 123,942,955 Company Shares outstanding and entitled to vote at the Special Meeting. For each Company Share that you own as of the close of business on the Record Date, you will have one vote on each matter submitted for a vote at the Special Meeting.
The holders of a majority of the voting power of the outstanding Company Shares entitled to vote at the Special Meeting, present online or represented by proxy, will constitute a quorum at the Special Meeting. Votes withheld and abstentions will be counted for purposes of determining whether a quorum has been reached. However, broker non-votes will not be counted for purposes of determining whether a quorum has been reached.
Votes Required
Under the terms of the Merger Agreement, the approval of the Merger Proposal requires the affirmative vote of the (1) holders of Company Shares representing a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon and (2) holders of Company Shares representing a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon excluding any Company Shares beneficially owned by the Parent Affiliated Stockholders.
Approval of the Compensation Proposal requires the affirmative vote of a majority of the Company Shares present online or represented by proxy at the Special Meeting and entitled to vote. This vote will be on a non-binding, advisory basis.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the Company Shares present online or represented by proxy at the Special Meeting and entitled to vote.
Abstentions
Abstentions will be counted as present for purposes of determining whether a quorum exists. If a holder of Company Shares abstains from voting on the Merger Proposal, the Compensation Proposal or the Adjournment Proposal that abstention will have the same effect as if the stockholder voted “AGAINST” such proposal.
Broker Non-Votes
If your Company Shares are registered directly in your name with our Transfer Agent and Registrar, Computershare Inc., you are a stockholder of record with respect to those Company Shares. If your Company Shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a holder of stock in street name. As a holder of stock in street name, you have the right to instruct your broker, bank, trustee or nominee how to vote your Company Shares. If you do not provide the organization that holds your Company Shares with specific voting instructions, then under applicable rules, the organization that holds your Company Shares may generally vote your Company Shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your Company Shares does not receive instructions from you on how to vote your Company Shares on a non-routine matter, that organization does not have the authority to vote on the matter with respect to your Company Shares. This is generally referred to as a “broker non-vote”. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with the Merger Proposal, the Compensation Proposal and the Adjournment Proposal. Because none of the proposals described in this proxy statement are considered “routine” matters under applicable rules, brokers do not have discretionary voting authority with respect to any of the proposals. Each “broker non-vote” will have the same effect as a vote “AGAINST” the Merger Proposal, but will not have any effect on the outcome of the vote on the Compensation Proposal or the Adjournment Proposal (assuming a quorum is present).
Shares Held by the Company’s Directors and Executive Officers
As of the Record Date, the Company’s directors and executive officers beneficially owned, in the aggregate, 19,879,142 Company Shares, collectively representing approximately 16.04% of the voting power of the Company Shares outstanding as of the Record Date. The Company’s directors and executive officers have informed the Company that they intend to vote all of their Company Shares: (1) “FOR” the Merger Proposal, (2) “FOR” the Compensation Proposal, and (3) “FOR” the Adjournment Proposal.
Voting of Proxies
If you are a stockholder of record (that is, your Company Shares are registered in your name with our Transfer Agent and Registrar, Computershare Inc.), you may vote your Company Shares electronically over the internet or by telephone by following the instructions on your enclosed proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to grant a proxy electronically over the internet or by telephone. Alternatively, you may vote your Company Shares by returning a marked, signed and dated proxy card using the enclosed prepaid envelope, or, you may vote at the Special Meeting using the control number located on the enclosed proxy card. Based on your proxy cards or internet and telephone proxy, the proxy holders will vote your Company Shares according to your direction.
If you attend the Special Meeting and wish to vote at the Special Meeting, you will need the control number located on the enclosed proxy card. Beneficial owners of shares held in “street name” must also submit a “legal proxy” from their bank or broker in order to vote at the Special Meeting. You are encouraged to vote by proxy even if you plan to attend the Special Meeting. If you attend the Special Meeting and vote at the Special Meeting, your vote will revoke any previously submitted proxy.
All Company Shares represented by properly signed and dated proxies (or proxies granted electronically over the internet or by telephone) will, if received before the Special Meeting, be voted at the Special Meeting in accordance with the instructions of the holder of such Company Shares. Properly signed and dated proxies (or proxies granted electronically over the internet or by telephone) that do not contain voting instructions will be voted: (1) “FOR” the Merger Proposal, (2) “FOR” the Compensation Proposal and (3) “FOR” the Adjournment Proposal.
If your Company Shares are held in “street name” through a bank, broker or other nominee, you may submit a proxy to vote through your bank, broker or other nominee by marking, signing, dating and returning by mail the enclosed voting instruction form provided by your bank, broker or other nominee. You may also attend the Special Meeting and vote at the Special Meeting if you obtain and submit a “legal proxy” from your bank, broker or other nominee giving you the right to vote your Company Shares at the Special Meeting. If available from your bank, broker or other nominee, you may submit a proxy to vote over the internet or telephone by following the instructions on the voting instruction form provided by your bank, broker or other nominee.
Revocability of Proxies
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised at the Special Meeting by:
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signing another proxy card with a later date and returning it to the Company prior to the Special Meeting;

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submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy;

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delivering a written notice of revocation to the Company’s Secretary; or

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attending the Special Meeting and voting at the Special Meeting using the control number on the enclosed proxy card.

If you have submitted a proxy, your attendance at the Special Meeting, in the absence of voting at the Special Meeting or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.
If you hold your Company Shares “street name” through a bank, broker or other nominee, you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the Special Meeting if you obtain and submit a “legal proxy” from your bank, broker or other nominee giving you the right to vote your Company Shares at the Special Meeting.
Any adjournment, or postponement of the Special Meeting, including for the purpose of soliciting additional proxies, will allow the holders of Company Shares who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.
Adjournment
In addition to the Merger Proposal and the Compensation Proposal, the holders of Company Shares are also being asked to approve the Adjournment Proposal. If a quorum is not present, the chairperson of the Special Meeting or the stockholders entitled to vote at the Special Meeting, present in person or represented by proxy, may adjourn the Special Meeting, from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. The chairperson may also adjourn the meeting to another place, date or time, even if a quorum is present. In addition, the Special Meeting could be postponed before it commences, subject to the terms of the Merger Agreement. If the Special Meeting is adjourned or postponed, the holders of Company Shares who have already submitted their proxies will be able to revoke them at any time before they are exercised at the Special Meeting.

Solicitation of Proxies
The Company, on behalf of the Company Board, is soliciting proxies from the holders of Company Shares for the Special Meeting. Under applicable SEC rules and regulations, the members of the Company Board are “participants” with respect to the solicitation of proxies in connection with the Special Meeting.
The expense of soliciting proxies will be borne by the Company. The Company has retained Innisfree M&A Incorporated, a professional proxy solicitation firm, to assist in the solicitation of proxies, and provide related advice and informational support during the solicitation process for a fee of $40,000. In addition, the Company may reimburse banks, brokers and other nominees representing beneficial owners of Company Shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by the Company’s directors, officers and employees, personally or by telephone, email, fax or over the internet. No additional compensation will be paid for such services.
Anticipated Date of Completion of the Merger
The Company currently expects to complete the Merger in the middle of 2026. However, the exact timing of completion of the Merger, if at all, cannot be predicted because the Merger is subject to the closing conditions specified in the Merger Agreement, many of which are outside of the Company’s control.
Appraisal Rights
If the Merger is consummated, holders of record or beneficial owners of Company Shares who (1) do not vote in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (2) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their applicable Company Shares through the Effective Time of the Merger, (3) properly demand appraisal of their applicable Company Shares prior to the vote on the Merger Proposal at the Special Meeting, (4) meet certain statutory requirements described in this proxy statement, and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their Company Shares in connection with the Merger under Section 262 of the DGCL if certain conditions set forth in Section 262(g) of the DGCL are satisfied. The requirements under Section 262 of the DGCL for perfecting and exercising appraisal rights are described in further detail in the section of this proxy statement captioned “Appraisal Rights”, which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Holders of record and beneficial owners of Company Shares who are entitled to have their Company Shares appraised by the Delaware Court of Chancery may receive payment in cash of the “fair value” of their Company Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined by the Delaware Court of Chancery to be fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment shall be compounded quarterly and shall accrue at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. At any time before the entry of judgment in the proceeding, the Surviving Corporation may make a voluntary cash payment to persons entitled to appraisal, in which case interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the Company Shares as determined by the Delaware Court of Chancery and (2) interest theretofore accrued, unless paid at that time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, any persons who wish to seek appraisal of their Company Shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights. Persons considering seeking appraisal should be aware that the fair value of their Company Shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their Company Shares. For more information, see the section of this proxy statement captioned “Appraisal Rights — Determination of Fair Value”.

To exercise appraisal rights, a holder of record or a beneficial owner of Company Shares must (1) submit a written demand for appraisal of such holder’s or beneficial owner’s Company Shares to the Company before the vote is taken on the Merger Proposal at the Special Meeting, (2) not vote, in person or by proxy, in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (3) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their Company Shares through the Effective Time, (4) strictly comply with all other procedures for exercising appraisal rights under the DGCL and (5) not withdraw the appraisal demand or otherwise lose his, her or its rights to appraisal. If you are a beneficial owner of Company Shares and you wish to exercise appraisal rights in such capacity, in addition to the foregoing requirements, your demand for appraisal must also (1) reasonably identify the holder of record of the Company Shares for which the demand is made, (2) be accompanied by documentary evidence of your beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and (3) provide an address at which you consent to receive notices given by the Surviving Corporation hereunder and to be set forth on the verified list required by Section 262(f) of DGCL. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. The requirements under Section 262 of the DGCL for perfecting and exercising appraisal rights are described in further detail in the section of this proxy statement captioned “Appraisal Rights”, which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Other Business
The Company is not aware of any other matters that will be presented for stockholder action at the Special Meeting. If other matters are properly introduced, the person named in the accompanying proxy will vote the Company Shares he or she represents as recommended by the Company Board.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 26, 2026
This proxy statement is available on the “Investor Relations” section of the Company’s website located at https://www.selectmedical.com/investor-relations/.
Householding of Special Meeting Materials
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement or annual report may have been sent to multiple holders of Company Shares in your household. The Company will promptly deliver a separate copy of either document to you if you request one by writing or calling as follows: Investor Relations, c/o Select Medical Holdings Corporation, 4714 Gettysburg Road, Mechanicsburg, Pennsylvania 17055; Telephone: 717-972-1100; E-mail: ir@selectmedical.com. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and phone number.
Questions and Additional Information
If you have any questions concerning the Merger, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help submitting your proxy or voting your Company Shares, please contact the Company’s proxy solicitor at:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call: (877) 800-5187 (toll-free from the U.S. and Canada) or
+1 (412) 232-3651 (from other countries)
Banks and brokers call collect: (212) 750-5833

THE MERGER AGREEMENT
The discussion of the terms of the Merger Agreement in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated into this proxy statement by reference. This summary does not purport to be complete and may not contain all of the information about the Merger that is important to you. You are encouraged to read the Merger Agreement carefully and in its entirety as it is the legal document that governs the Merger.
Explanatory Note Regarding the Merger Agreement
The following description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Annex A attached hereto. The Merger Agreement has been included to provide the holders of Company Shares with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, Merger Sub, WCAS or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to the holders of Company Shares. The holders of Company Shares should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding the Company and its business. Please see the section of this proxy statement captioned “Where You Can Find Additional Information”.
Effect of the Merger
The Merger Agreement provides that, upon the terms and subject to the conditions of the Merger Agreement, and the applicable provisions of the DGCL, at the Effective Time, Merger Sub will be merged with and into the Company, whereupon the separate corporate existence of Merger Sub will cease, and the Company will continue as the Surviving Corporation of the Merger. As a result of the Merger, the Surviving Corporation will become a wholly owned subsidiary of Parent, and the Company Shares will no longer be publicly traded. In addition, the Company Shares will be delisted from NYSE and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules and regulations, and the Company will no longer file periodic reports with the SEC on account of Company Shares. If the Merger is consummated, you will not own any shares of capital stock of the Surviving Corporation. The Effective Time will occur upon the filing of a certificate of merger relating to the Merger with the Secretary of State of the State of Delaware (or at such later time as is permissible under the DGCL and as the Company, Parent and Merger Sub may agree and specify in the certificate of merger).
Closing and Effective Time
The Closing will take place remotely by exchange of documents and signatures (including by electronic transmission) at 9:00 a.m. (New York City time) on the fourth business day following the day on which the last of the conditions to Closing (described in the section of this proxy statement captioned “The Merger Agreement — Conditions to the Closing of the Merger”) (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions at the Closing) has been satisfied or waived, provided that all such conditions remain satisfied or waived on such fourth business day, or at such other date, time and place as the parties may agree in writing. Notwithstanding the foregoing, if the Marketing Period (as defined in the Merger Agreement) has not ended at the time all conditions to the Closing have otherwise been satisfied or waived, Parent is not required to effect the Closing until the earliest to occur of (i) any business day during the Marketing Period as specified by Parent upon at least two business days’ prior written notice to the Company (which notice may condition the occurrence of the Closing on the simultaneous completion of the Debt Financing) and (ii) the first business day after the final day of the Marketing Period, in each case, subject to the continued satisfaction or waiver of the conditions to the Closing. On the Closing Date, the Company and Merger Sub will file a certificate of merger relating to the Merger with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL. The Merger will become effective at the time such certificate of merger is duly filed with the Secretary of State of the State of Delaware, or at such later time as is permissible under the DGCL and as the Company, Parent and Merger Sub may agree and specify in the certificate of merger.
Directors and Officers; Certificate of Incorporation; Bylaws
From and after the Merger, the Company, as the Surviving Corporation, with all of its rights, privileges, immunities, powers, franchises and authority, shall continue as the surviving corporation in the Merger.
At the Effective Time, the board of directors of the Surviving Corporation will consist of the directors of Merger Sub, immediately prior to the Effective Time, and the officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Corporation, such officers and directors to hold office until their successor has been duly elected or appointed and qualified or until their earlier death, resignation or removal pursuant to the Charter and Bylaws of the Surviving Corporation and applicable law.
At the Effective Time, each of the certificate of incorporation and the bylaws of Merger Sub as in effect immediately prior to the Effective Time shall become the certificate of incorporation and bylaws of the Surviving Corporation (except that the name of the corporation shall be replaced with the name of the Company) (respectively, the “Charter” and the “Bylaws”), each until thereafter amended, restated or amended and restated in accordance with, or as required by, the applicable provisions therein and of applicable law, including the DGCL, in each case consistent with the indemnification obligations set forth in the Merger Agreement.
Merger Consideration
Company Shares
At the Effective Time, each Company Share issued and outstanding immediately prior to the Effective Time (other than the Rollover Shares, Company Restricted Shares and Excluded Shares) will cease to exist and automatically be converted into the right to receive cash in an amount equal to $16.50 per Company Share, without interest thereon, in accordance with the Merger Agreement.
At the Effective Time, each Excluded Share will automatically be cancelled without any consideration paid therefor and will cease to exist. Prior to the Effective Time, the Rollover Shares will be contributed, directly or indirectly, to Parent pursuant to the terms of the applicable Rollover Agreement and as of the Effective Time will automatically be cancelled without payment of any consideration therefor and will cease to exist. The Rollover Shares are not entitled to receive the Merger Consideration.
After the Merger is completed, holders of Company Shares will have the right to receive the Merger Consideration, but such holders of Company Shares will no longer have any rights as a stockholder of the Company (except that record holders and beneficial owners of Company Shares who properly exercise their appraisal rights may have the right to receive payment for the “fair value” of their Company Shares determined pursuant to an appraisal proceeding, as contemplated by Delaware law). For more information, please see the section of this proxy statement captioned “Appraisal Rights”.
Company Restricted Shares
The Merger Agreement provides for the following treatment of Company Restricted Shares at the Effective Time:
Each Company Restricted Share (other than Company Restricted Shares that are Rollover Shares) that is outstanding immediately prior to the Effective Time will vest in full as of immediately prior to the Effective Time and will cease to exist and will automatically be converted into the right to receive the Merger

Consideration, less any applicable tax withholdings. This amount will be paid to the applicable holder promptly after the Effective Time, but no later than the first payroll date that occurs more than four business days following the Effective Time.
Exchange and Payment Procedures
At the Effective Time, Parent will deposit, or cause to be deposited, with a paying agent selected by Parent and reasonably acceptable to the Company (the “Paying Agent”), an amount of cash in immediately available funds sufficient to pay the aggregate Merger Consideration required to be paid to holders of Eligible Shares pursuant to the Merger Agreement (the “Payment Fund”).
As promptly as reasonably practicable following the Effective Time (and in any event within five business days thereafter), the Surviving Corporation (with the assistance of Parent if necessary) will cause the Paying Agent to provide or make available to each holder of record of Eligible Shares that are (i) certificates formerly representing any of the Eligible Shares (each, a “Certificate”) or (ii) book-entry accounts formerly representing any non-certificated Eligible Shares (each, a “Book-Entry Share”) not held through The Depository Trust Company (“DTC”) notice advising such holders of the effectiveness of the Merger, which shall include (A) appropriate transmittal materials (including a customary letter of transmittal) specifying that delivery shall be effected, and risk of loss and title to the Certificates or such Book-Entry Shares shall pass, only upon delivery of the Certificates to the Paying Agent (or affidavits of loss in lieu of the Certificates) or the surrender of such Book-Entry Shares to the Paying Agent (which is deemed to have been effected upon the delivery of a customary “agent’s message” with respect to such Book-Entry Shares or such other evidence reasonably acceptable to Parent or the Paying Agent, if any, of such surrender) such materials to be in such form and have such other provisions as Parent desires and reasonably acceptable to the Company (such acceptance not to be unreasonably conditioned, withheld or delayed) and (B) instructions for effecting the surrender of the Certificates (or affidavits of loss in lieu of the Certificates) or the Book-Entry Shares to the Paying Agent in exchange for the Merger Consideration. With respect to Book-Entry Shares held through DTC, Parent and the Company will cooperate to establish procedures with the Paying Agent, DTC and such other necessary or desirable third-party intermediaries to ensure that the Paying Agent will transmit to DTC or its nominees the Merger Consideration to the applicable beneficial owners as promptly as reasonably practicable after the Effective Time (and in any event within three business days thereafter).
Upon valid surrender of Eligible Shares to the Paying Agent, the holder thereof will be entitled to receive an amount in cash in immediately available funds sufficient to pay the Merger Consideration, net of any required tax withholdings, as promptly as practicable (and in any event within three business days). No interest will be paid or accrued on any such amounts.
If any portion of the Payment Fund remains unclaimed for one year following the Closing Date, such portion will be delivered to the Surviving Corporation, and any holders of Eligible Shares who have not complied with the exchange procedures, materials and instructions set forth in the Merger Agreement will thereafter look solely to the Surviving Corporation for issuance or payment of the Merger Consideration. Any Merger Consideration remaining unclaimed by the holders of Certificates or Book-Entry Shares immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any governmental authority, will, to the extent permitted by applicable law, become the property of the Surviving Corporation or an affiliate thereof designated by the Surviving Corporation, free and clear of any claims or interest of any Person previously entitled thereto.
Representations and Warranties
The Merger Agreement contains representations and warranties of the Company, Parent and Merger Sub.
Some of the representations and warranties in the Merger Agreement made by the Company are qualified as to materiality or by reference to whether there has been or would reasonably be expected to be a “Company Material Adverse Effect”. For purposes of the Merger Agreement, “Company Material Adverse Effect” means any change, event, occurrence, state of facts, condition, circumstance, development or effect that, individually or in the aggregate, has had or would reasonably be expected to (A) prevent or materially delay or impair the consummation of the Merger and the other transactions contemplated by the Merger Agreement or (B) have a material adverse effect on the properties, assets, liabilities, operations, business, results of operations or condition of the Company and the subsidiaries of the Company, taken as a whole; provided, however, that none of the following will be deemed to be or constitute a Company Material Adverse Effect under clause (B) above or will be taken into account when determining whether a Company Material Adverse Effect under clause (B) above has occurred or may, would or could occur (subject to the limitations set forth below):
(1)
changes in the economy, capital, credit, banking, debt, financial or currency markets or political, regulatory or business conditions in the United States or elsewhere in the world, including changes in interest or exchange rates or any suspension of trading in securities on the NYSE;

(2)
changes that are the result of factors generally affecting the industries, markets or geographical areas in which the Company or the Company Subsidiaries operate;

(3)
changes in GAAP or other applicable accounting standards (or any authoritative interpretations thereof);

(4)
acts of war (whether or not declared), civil disobedience, cyberterrorism, terrorism, military actions or the escalation of any of the foregoing, any hurricane, flood, tornado, earthquake or other catastrophic weather or natural disaster, or any epidemic, pandemic or outbreak of illness or other public health event or any other force majeure event, whether or not caused by any person (other than the Company or any of its affiliates or representatives) or any national or international calamity or crisis, including any worsening of such conditions existing as of the date of the Merger Agreement;

(5)
any actions taken or omitted to be taken by the Company at the express written direction of Parent or Merger Sub or that are expressly required to be taken or omitted to be taken pursuant to the Merger Agreement (other than actions required by the interim operations covenants set forth in the Merger Agreement);

(6)
the negotiation, execution, announcement or performance of the Merger Agreement or the pendency or consummation of the Merger or the other transactions contemplated by the Merger Agreement, including any loss of or adverse change in the relationship of the Company and the subsidiaries of the Company with their respective employees, investors, contractors, lenders, customers, suppliers, vendors or governmental entities or other third parties related thereto;

(7)
the identity of Parent or any of its affiliates as the acquiror of the Company, or any facts or circumstances concerning Parent or any of its affiliates, including any communication by any of them regarding plans, proposals or projections with respect to the Company, the subsidiaries of the Company or their respective employees;

(8)
any changes in applicable law (or the enforcement or official interpretation thereof), including the adoption, implementation, repeal, modification, reinterpretation or proposal of any applicable law (or the enforcement or official interpretation thereof) by any governmental entity or any panel or advisory body empowered or appointed thereby;

(9)
any stockholder litigation related to the Merger Agreement, the Merger or the other transactions contemplated thereby (such litigation, “Transaction Litigation”) or any demand or proceeding for appraisal or the fair value of any Company Shares pursuant to the DGCL; or

(10)
any failure by the Company to meet, or changes to, internal or analysts’ estimates, projections, expectations, budgets or forecasts of operating statistics, revenue, earnings, cash flow or any other financial or performance measures (whether made by the Company or any third parties), any change in the Company’s credit ratings, or any change in the price or trading volume of the Company Shares (it being understood that the underlying causes of any such failure or change may be taken into account in determining whether a Company Material Adverse Effect has occurred, unless such underlying cause would otherwise be excepted by this definition).

With respect to bullets 1, 2, 3, 4, and 8 above such change, event, occurrence, state of facts, condition, circumstance, development or effect will be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent it disproportionately adversely affects the Company and the subsidiaries of the Company, taken as a whole, relative to other companies of similar size in the industries in which the Company and the subsidiaries of the Company primarily operate.
In the Merger Agreement, the Company made representations and warranties to the Parent and Merger Sub (the “Buyer Parties”) that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement or in the confidential disclosure letter delivered to Parent by the Company prior to or concurrently with the execution of the Merger Agreement (the “Company Disclosure Letter”) or in the publicly available forms, statements, certifications, reports and other documents filed with or furnished to the SEC on or after January 1, 2024 and prior to the date of the Merger Agreement (excluding any disclosures contained in the “Risk Factors” or “Forward-Looking Statements” sections thereof or any other disclosures contained therein that are predictive, cautionary or forward-looking in nature). These representations and warranties relate to, among other things:
•
the due organization, valid existence, good standing and qualification to do business of the Company and each of its subsidiaries;

•
the capital structure of the Company, including the authorized and outstanding Company Shares and equity awards, and the ownership and capital structure of its subsidiaries;

•
the Company’s requisite corporate power and authority to enter into and perform the Merger Agreement, and the enforceability of the Merger Agreement against the Company;

•
the necessary approvals of the Special Committee and the Company Board (acting upon the Special Committee Recommendation), and the absence of any other corporate proceedings required on the part of the Company in connection with the Merger Agreement;

•
the rendering of the fairness opinion of Goldman Sachs to the Special Committee;

•
the absence of any conflict or violation of the Company’s organizational documents, certain existing contracts of the Company and its subsidiaries or applicable laws, or the resulting creation of any lien upon the properties or assets of the Company or its subsidiaries, due to the execution and delivery of the Merger Agreement and performance thereof;

•
required consents, approvals and regulatory filings in connection with the execution, delivery and performance of the Merger Agreement;

•
the accuracy and completeness of the Company’s SEC filings and other forms, statements, certifications, reports and other documents filed with or furnished to the SEC, including financial statements, disclosure controls and procedures and internal controls over financial reporting;

•
the conduct of the business of the Company and its subsidiaries in the ordinary course and the absence of any Company Material Adverse Effect, in each case, since December 31, 2025;

•
the absence of specified undisclosed liabilities;

•
legal proceedings and orders;

•
the Company’s and its subsidiaries’ compliance with applicable laws and licenses, including laws related to healthcare and anti-corruption matters, and possession of all necessary permits;

•
the existence and enforceability of material contracts and any notices with respect to the termination or intent not to renew those material contracts;

•
real property owned or leased by the Company and its subsidiaries;

•
employee benefit plans and labor matters;

•
environmental matters;

•
tax matters, including the receipt by the Company Board of the Tax Opinion (as defined below);

•
trademarks, patents, copyrights and other intellectual property matters, as well as information security, data privacy and compliance with laws related to artificial intelligence and privacy matters;

•
insurance matters;

•
the inapplicability of anti-takeover statutes to the Merger Agreement and the transactions contemplated thereby, including the Merger;

•
the payment of fees to brokers in connection with the Merger Agreement, including the engagement of Goldman Sachs as the Special Committee’s independent financial advisor;

•
healthcare regulatory matters applicable to the Company and its subsidiaries;

•
the absence of any undisclosed contracts or transactions between the Company or any of its subsidiaries and any affiliate or related person;

•
the accuracy of information furnished by the Company for this proxy statement and the Schedule 13E-3 Transaction Statement; and

•
matters related to the Company’s the existing debt documents.

In the Merger Agreement, the Buyer Parties made representations and warranties to the Company that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
•
the due organization, valid existence, good standing and qualification to do business of each of the Buyer Parties;

•
each of the Buyer Parties’ organizational documents being in full force and effect and neither Parent nor Merger Sub being in violation of any provision of its organizational documents in a manner that would materially impede, delay or prevent the consummation of the transactions contemplated by the Merger Agreement;

•
each of the Buyer Parties’ requisite authority to enter into and perform the Merger Agreement, and the enforceability of the Merger Agreement against each of the Buyer Parties;

•
the absence of any conflict or violation of the Buyer Parties’ organizational documents, existing contracts or applicable laws, or the resulting creation of any lien upon the Buyer Parties’ properties or assets, due to the execution and delivery of the Merger Agreement and performance thereof;

•
required consents and regulatory filings in connection with the execution, delivery and performance of the Merger Agreement;

•
the beneficial ownership by Parent, Merger Sub, WCAS and the Rollover Filing Parties, taken together, of 15,403,156 Company Shares as of the date of the Merger Agreement;

•
the absence of legal proceedings and orders against the Buyer Parties;

•
the limited operations of Parent and Merger Sub prior to the Effective Time;

•
matters with respect to the Equity Commitment Letter and the Debt Commitment Letter, and the sufficiency of the proceeds thereof to fund all amounts required to be paid by the Buyer Parties in connection with the Merger Agreement;

•
the delivery and enforceability of the guarantee provided by WCAS to the Company pursuant to the terms of the Limited Guaranty;

•
the payment of fees to brokers in connection with the Merger Agreement;

•
the accuracy of information supplied by the Buyer Parties for this proxy statement and Schedule 13E-3 Transaction Statement;

•
the absence of any required vote or approval of holders of any voting interests in Parent in connection with the Merger Agreement;

•
the status of Parent and WCAS under the Company’s existing debt documents; and

•
the solvency of the Surviving Corporation after giving effect to the Merger and the Financing.

The representations and warranties contained in the Merger Agreement will not survive the consummation of the Merger.

Conduct of Business Pending the Merger
The Merger Agreement provides that, except (1) as expressly required by the Merger Agreement, (2) as approved in advance by Parent in writing (which approval will not be unreasonably withheld, conditioned or delayed), (3) as disclosed in the Company Disclosure Letter to the Merger Agreement, or (4) as required by applicable law, during the period of time from the date of the signing of the Merger Agreement until the Effective Time, the Company will, and will cause each of its subsidiaries (the “Company Subsidiaries”) and each other joint venture, partnership or similar arrangement to which the Company or any of the Company Subsidiaries is a party (each, a “Company JV”) over which the Company exercises control, to conduct its business in the ordinary course of business consistent with past practice in all material respects and to use reasonable best efforts to preserve its business organizations substantially intact and maintain existing relations and goodwill with governmental entities, customers, suppliers, creditors, employees, lessors and business associates and others having material business dealings with it. Nothing in the Merger Agreement is intended to give Parent the right to control or direct the Company’s operations prior to the Effective Time.
In addition, except (1) as otherwise expressly required by the Merger Agreement, (2) as set forth in the Company Disclosure Letter or (3) as required by applicable law, from the date of the Merger Agreement until the Effective Time, the Company will not, and will not permit any Company Subsidiary or any Company JV over which the Company exercises control to, and will exercise any applicable veto rights or similar protective minority owner rights to prevent any Company JV over which the Company does not exercise control from, taking any of the following actions (in each case, unless Parent otherwise consents in writing, which consent will not be unreasonably withheld, conditioned or delayed):
•
adopt or propose any change in its certificate of incorporation or bylaws, limited liability company agreement, operating agreement, partnership agreement or other organizational or formational documents;

•
(A) adopt a plan of merger, consolidation, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any Company Subsidiary or any Company JV (the Company, its subsidiaries and each Company JV, the “Company Entities”) (other than reorganizations solely by or among wholly owned Company Subsidiaries) or (B) enter into a material new line of business;

•
acquire or commit to acquire any assets outside of the ordinary course of business consistent with past practice from any other person for consideration in excess of $25,000,000 in any individual transaction or series of related transactions or $50,000,000 in the aggregate;

•
issue, sell, pledge, dispose of, grant, transfer or encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer or encumbrance of, any shares of capital stock of the Company or any Company Subsidiary (other than the issuance of shares in respect of the vesting of Company Restricted Shares outstanding as of the date of the Merger Agreement in accordance with their terms and, as applicable, the Company Stock Plans), or any securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities;

•
create, incur or permit to exist any lien (other than any permitted lien) on any material assets, rights or properties of the Company or any Company Subsidiary;

•
(A) acquire any real property or enter into any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee), (B) dispose of any owned real property or terminate or allow to lapse any material lease, or (C) modify or amend or exercise any right to renew any material lease or waive any term or condition thereof or grant any consents thereunder, in the case of each of clauses (A) through (C), other than in the ordinary course of business consistent with past practice;

•
make any loans, advances, guarantees or capital contributions to or investments in any person, other than in respect of any Company JV that is not controlled by the Company (directly or indirectly) to the extent required in accordance with the terms of the applicable Company JV agreement as in effect on the date of the Merger Agreement;

•
declare, authorize, establish a record date for, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or other equity, property or a combination thereof) in respect of, any of its capital stock, other than (A) dividends or distributions by a Company Subsidiary or Company JV to the Company or a Company Subsidiary or (B) regular quarterly cash dividends by the Company in an amount not to exceed $0.0625 per fiscal quarter, with record and payment dates consistent with past practice;
•
reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire or offer to redeem, repurchase or otherwise acquire, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock (other than the withholding of shares to satisfy withholding tax obligations upon the vesting of Company Restricted Shares outstanding as of the date of the Merger Agreement in accordance with their terms and, as applicable, the Company Stock Plans as in effect on the date of the Merger Agreement or as the same may be amended in accordance with the terms of the Merger Agreement);

•
other than any borrowings of “Revolving Loans” (as defined in that certain Credit Agreement dated as of March 6, 2017, as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date of the Merger Agreement (the “Credit Agreement”), by and among the Company, Select Medical Corporation, a Delaware corporation, the lenders and issuing banks party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (to the extent that such loans are incurred with respect to revolving commitments under the Credit Agreement as in effect on the date of the Merger Agreement)), incur any indebtedness for borrowed money with an aggregate principal amount in excess of $100,000,000 or guarantee such indebtedness of another person, or issue or sell any debt securities or warrants or other rights to acquire any debt security of the Company;

•
other than as contemplated by the Company’s capital expenditure plan made available to Parent, make or authorize capital expenditure in excess of $50,000,000 in the aggregate during any twelve (12)-month period beginning on or after the date of the Merger Agreement;

•
enter into any contract that would have been a material contract had it been entered into prior to the Merger Agreement other than in the ordinary course of business consistent with past practice;

•
amend or modify in any material respect, fail to renew, cancel or terminate any material contract other than in the ordinary course of business consistent with past practice;

•
amend any material license in any material respect, or allow any such license to lapse, expire or terminate, other than (A) amendments, renewals or extensions of licenses in the ordinary course of business consistent with past practice or (B) non-renewal or non-extension of licenses that are not necessary to conduct the Company’s business as then conducted;

•
except as expressly provided for by Section 7.10 of the Merger Agreement, amend, modify, terminate or cancel a material insurance policy (or reinsurance policy) or self-insurance program of the Company in effect as of the date of the Merger Agreement unless, substantially simultaneously with such termination or cancellation, replacement policies underwritten by insurance and reinsurance companies of nationally recognized standing or self-insurance programs, in each case, providing coverage equal to or greater than the coverage under the terminated or canceled policies for substantially similar premiums, as applicable, are in full force and effect;

•
make any material changes with respect to accounting methods, policies or procedures, except as required by GAAP or by applicable law;

•
other than with respect to Transaction Litigation, settle or compromise any proceeding which would reasonably be expected to (A) prevent or materially delay or impair the consummation of the Merger or the other transactions contemplated by the Merger Agreement, (B) involve any material injunctive or equitable relief or impose material restrictions on the Company’s business, taken as a whole, (C) involve any criminal liability or any admission of material wrongdoing, material wrongful conduct by the Company, or the settlement of any civil or criminal liability under any federal or state false claims acts or similar causes of action, or (D) involve payments by the Company or any Company Entity in excess of $20,000,000 individually or $40,000,000 in the aggregate;

•
(A) make, change, revoke or rescind any material election relating to taxes, (B) adopt or change any accounting period or method with respect to taxes, (C) make any amendment with respect to any material tax return, (D) agree to an extension or waiver of the statute of limitations with respect to the assessment or examination of any material tax, (E) settle or compromise any material tax liability or proceeding, (F) enter into any material tax indemnification, sharing, allocation, reimbursement or similar agreement (other than ordinary course commercial agreements or arrangements that are not primarily related to taxes), (G) execute any closing agreement relating to a material amount of tax with or request any ruling with respect to tax from any governmental entity or (H) surrender any right to claim a material tax refund;
•
transfer, sell, lease, license, assign, exchange, swap, grant a covenant not to sue or similar rights in connection with, sublicense, mortgage, surrender, divest, cancel, abandon or allow to lapse or expire or otherwise dispose of any material assets, rights, properties or businesses (including capital stock of any Company Subsidiary or Company JV and intangible property or intellectual property rights), except (A) for sales of products or services in ordinary course commercial transactions consistent with past practice, (B) for sales or other dispositions of obsolete assets, equipment or property (including intellectual property rights owned or purported to be owned by a Company Entity) that is no longer used in the operations of the Company Entities, in each case, in the ordinary course of business consistent with past practice, or (C) for non-exclusive licenses to third parties in the ordinary course of business consistent with past practice;

•
except (A) in the ordinary course of business consistent with past practice or (B) as required pursuant to the terms of any Benefit Plan (as defined in the Merger Agreement) or collective bargaining agreement, (i) grant to any director or executive officer any material increase in compensation, (ii) grant to any director or executive officer any material increase in severance, retention, change in control or termination pay, except as otherwise expressly contemplated by the Merger Agreement, (iii) establish, adopt, enter into or amend in any material respect any collective bargaining agreement or material Benefit Plan or (iv) amend or modify the terms of any outstanding Company Restricted Shares; or

•
agree, commit, arrange, consent, authorize, resolve or enter into any understanding to do any of the foregoing.

Solicitation of Other Offers
Non-solicitation Period
The Company will not, and will cause its directors, officers and employees not to, and will instruct and use its reasonable best efforts to cause its investment bankers, attorneys, accountants and other advisors or representatives (together with the Company’s directors, officers and employees, the “Representatives”) not to, directly or indirectly:
•
initiate, solicit or knowingly encourage or facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Company Acquisition Proposal;

•
engage in, continue or otherwise participate in any discussions or negotiations regarding, or that would reasonably be expected to lead to, any Company Acquisition Proposal, or provide any non-public information or data to any person in connection with the foregoing, in each case, except to notify such person of the existence of the non-solicitation provisions of the Merger Agreement;

•
except for an Acceptable Confidentiality Agreement entered into in accordance with the terms of the Merger Agreement, enter into any Acquisition Agreement;

•
approve, endorse or recommend any proposal that constitutes, or would reasonably be expected to lead to, any Company Acquisition Proposal; or

•
resolve or agree to do any of the foregoing.

In addition, as of the date of the Merger Agreement, the Company has ceased and caused to be terminated any existing activities, solicitations, discussions or negotiations with any parties conducted prior to the date of the Merger Agreement with respect to any Company Acquisition Proposal. The Company has also agreed that it will, as promptly as possible (and in all events within two business days of the date of the Merger Agreement), (i) request each person that has, during the period from January 1, 2024 to the date of the Merger Agreement, executed a confidentiality agreement in connection with any Company Acquisition

Proposal or its consideration thereof to return or destroy all confidential information furnished to such person by or on behalf of the Company or any of its subsidiaries, and (ii) terminate any data room or other diligence access granted to such persons.
Notwithstanding these restrictions, at any time prior to the time that the Requisite Stockholder Approvals are obtained, the Company and its Representatives may, after complying with the notice provisions of the Merger Agreement, (A) provide information in response to a request by a person who has made an unsolicited bona fide written Company Acquisition Proposal after the date of the Merger Agreement that did not result from a material breach of the non-solicitation provisions of the Merger Agreement, if the Company first receives from such person an executed Acceptable Confidentiality Agreement (and provided that such information has previously been made available to Parent or is made available to Parent prior to or promptly after the time such information is made available to such person), and (B) engage or otherwise participate in any discussions or negotiations with any person who has made such an unsolicited bona fide written Company Acquisition Proposal that did not result from a material breach of the non-solicitation provisions of the Merger Agreement, if and only to the extent that, prior to taking any such action, (I) the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee has determined in good faith, after consultation with its outside legal counsel and financial advisor, that the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law, and (II) the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee has determined in good faith, based on the information then available and after consultation with its outside legal counsel and financial advisor, that such Company Acquisition Proposal either constitutes a Company Superior Proposal or would reasonably be expected to result in a Company Superior Proposal. In addition, if the Company receives, following the date of the Merger Agreement and prior to the Special Meeting, an inquiry, proposal, request or offer that did not result from a material breach of the non-solicitation provisions of the Merger Agreement, the Company, its Representatives and the Company Subsidiaries may contact the person or any person’s representatives who made such Company Acquisition Proposal solely to clarify the terms of such inquiry, proposal, request or offer.
Notice Obligations
The Company has agreed to promptly (and in any event within two business days) notify Parent if any inquiries, proposals or offers with respect to any Company Acquisition Proposal or that would reasonably be expected to lead to any Company Acquisition Proposal are received by, or any discussions or negotiations related thereto are sought to be initiated or continued with, the Company or any of its Representatives, indicating the identity of the person making such Company Acquisition Proposal and providing unredacted copies of any written requests, proposals or offers, including proposed agreements and the material terms and conditions of any oral proposals or offers. The Company will thereafter keep Parent reasonably informed, on a reasonably current basis, of the status and terms of any such inquiries, proposals or offers (including any amendments thereto) and the status of any such discussions or negotiations.
Standstill Agreements
Notwithstanding anything to the contrary in the Merger Agreement, the Company Board or the Special Committee is permitted, in their sole discretion, to terminate, amend, modify, waive or fail to enforce any standstill provision of any confidentiality agreement, any agreement with a person (other than the Parent or Merger Sub) that would prohibit such person, prior to or after the execution, delivery and public announcement of the Merger Agreement, from communicating confidentially a Company Acquisition Proposal to the Company Board (including the Special Committee) or similar obligation of any person to the extent the Company Board or the Special Committee determines in good faith, after consultation with its outside legal counsel, that such action or failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law.
The Company is not entitled to terminate the Merger Agreement for the purpose of entering into an Acquisition Agreement unless it complies with certain procedures in the Merger Agreement, including paying the Company Termination Fee of $66,504,813 to Parent prior to or concurrently with such termination, as described in the subsection below captioned “Merger Agreement — Company Termination Fee”.

Company Recommendation Changes
As described above, and subject to the provisions described below, the Company Board and Special Committee have made the recommendation that the Company stockholders vote “FOR” the Merger Proposal. The Merger Agreement prohibits the Company Board (or a committee thereof, including the Special Committee) from effecting a Company Recommendation Change (as defined below) except as described below.
Prior to obtaining the Requisite Stockholder Approvals, the Company Board (or a committee thereof, including the Special Committee) may not take any of the following actions (any such action, a “Company Recommendation Change”):
•
fail to make, withhold, withdraw, qualify or modify, or resolve to or publicly propose to withhold, withdraw, qualify or modify, in a manner adverse to Parent, the Company Recommendation or the Special Committee Recommendation with respect to the Merger;

•
authorize, approve, recommend or otherwise declare advisable, or publicly propose to authorize, approve, recommend or otherwise declare advisable, any Company Acquisition Proposal or proposal that would reasonably be expected to lead to a Company Acquisition Proposal;

•
fail to include the Company Recommendation or the Special Committee Recommendation in this proxy statement;

•
if any Company Acquisition Proposal structured as a tender offer or exchange offer is commenced, fail to recommend against acceptance of such tender offer or exchange offer by the holders of Company Shares within 10 business days of the commencement thereof pursuant to Rule 14d-2 of the Exchange Act; or

•
fail to publicly reaffirm the Company Recommendation or the Special Committee Recommendation within 10 business days after receiving a written request to do so from Parent promptly after any Company Acquisition Proposal or any material modification thereto shall have first been publicly made, sent or given to the holders of Company Shares, or within two business days of such request in the event such Company Acquisition Proposal or material modification is publicly made, sent or given less than 10 business days prior to the then-scheduled Special Meeting (provided that Parent may only make such request once with respect to any Company Acquisition Proposal and once for each material modification thereto).

Notwithstanding the restrictions described above, prior to but not after the time the Requisite Stockholder Approvals are obtained, the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee may effect a Change of Company Recommendation if (1) an Intervening Event has occurred and the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee has determined in good faith, after consultation with its outside legal counsel and financial advisor, that failure to effect such Change of Company Recommendation would be inconsistent with the directors’ fiduciary duties under applicable law, or (2) the Company has received a Company Acquisition Proposal (that did not result from a material breach of the non-solicitation provisions of the Merger Agreement) and the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee has determined in good faith, after consultation with its outside legal counsel and financial advisor, that such Company Acquisition Proposal constitutes a Company Superior Proposal and that failure to effect such Change of Company Recommendation (or, in the case of a Company Superior Proposal, to terminate the Merger Agreement in order to enter into an Acquisition Agreement with respect to Company Superior Proposal) would be inconsistent with the directors’ fiduciary duties under applicable law. Neither the Company Board nor the Special Committee may take any such action described above (and the Special Committee may not recommend to the Company Board to take such action) unless (I) prior to making such Change of Company Recommendation or terminating the Merger Agreement in order to enter into an Acquisition Agreement with respect to a Company Superior Proposal, the Company must provide prior written notice to Parent at least four business days in advance (the “Notice Period”) of its intention to take such action and the basis therefor, which notice shall include, in the case of a Company Superior Proposal, the identity of the person making such Company Acquisition Proposal and unredacted copies of any written requests, proposals or offers, including proposed agreements and the material terms and conditions of any oral proposals or offers, and, in the case of an Intervening Event, a reasonably detailed description of such Intervening Event; (II) during the Notice Period, the Company and the Special Committee shall, and shall cause their respective officers, financial advisor and outside legal counsel to, be reasonably available to negotiate with Parent in good faith should Parent propose to make amendments or other revisions to the terms and conditions of the Merger Agreement such that, in the case of a Company Superior Proposal, such Company Acquisition Proposal no longer constitutes a Company Superior Proposal or, in the case of an Intervening Event, the failure to take such action would no longer be inconsistent with the directors’ fiduciary duties under applicable law as determined in the good faith judgment of the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee, after consultation with its outside legal counsel and financial advisor, and (III) the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee has taken into account any amendments or other revisions to the Merger Agreement agreed to by Parent in writing prior to the end of the Notice Period and has determined in good faith, after consultation with its outside legal counsel and financial advisor, that failure to effect such Change of Company Recommendation (or, in the case of a Company Superior Proposal, to terminate the Merger Agreement and enter into an Acquisition Agreement with respect to a Company Superior Proposal) would still be inconsistent with the directors’ fiduciary duties under applicable law. Any amendments or other revisions to a Company Acquisition Proposal will be deemed to be a new Company Acquisition Proposal, including for purposes of the Notice Period; provided, however, that in such case the Notice Period will be deemed to be two business days rather than four business days.
If Parent terminates the Merger Agreement prior to the Effective Time because the Company Board (or a committee thereof, including the Special Committee) has effected a Change of Company Recommendation, then the Company must pay to Parent the Company Termination Fee of $66,504,813 no later than two business days after such termination. If the Company terminates the Merger Agreement prior to the Effective Time in order to enter into an Acquisition Agreement with respect to a Company Superior Proposal (with respect to which the Company has complied with the terms of the non-solicitation provisions of the Merger Agreement), the Company must pay to Parent the Company Termination Fee of $66,504,813 prior to or concurrently with, and as a condition to, such termination.
For purposes of this proxy statement and the Merger Agreement, the “Company Recommendation” means the recommendation by the Company to adopt the Merger Agreement and approval of the Merger and the other transactions contemplated thereby by the holders of Company Shares, and the “Special Committee Recommendation” means the recommendation by the Special Committee that the Company Board (i) declare the Merger Agreement and the transactions contemplated thereby advisable, (ii) adopt the Merger Agreement and approve the Merger and the other transactions contemplated thereby and (iii) recommend adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated thereby by the holders of Company Shares.
Employee Benefit Matters
From the Effective Time until the first anniversary of the Closing Date (or, if earlier, the termination date of the employee) the Surviving Corporation and its subsidiaries will provide each employee actively employed by the Company or its subsidiaries immediately prior to the Effective Time (each, a “Continuing Employee”) working in the United States, with (1) base salary (or base wages, as the case may be) that is no less favorable than the base salary (or base wages, as the case may be) provided to such Continuing Employee immediately prior to the Closing Date, (2) target cash incentive opportunities that are no less favorable than the target cash incentive opportunities provided by the Company to each such Continuing Employee immediately prior to the Closing Date, and (3) other broad based welfare benefits (other than equity compensation, retention or non-recurring payments or benefits, deferred compensation arrangements, retiree health and welfare benefits or defined benefit pension plans) that are substantially comparable in the aggregate to those provided by the Company and its subsidiaries to such Continuing Employees immediately prior to the Closing Date. In addition, Parent will provide, or cause to be provided, severance and other termination-related benefits to each Continuing Employee who is terminated on or prior to the first anniversary of the Closing Date in an amount equal to the amount of severance pay and benefits provided under such Continuing Employee’s employment agreement with the Company or its subsidiaries or any other Company Benefit Plan as in effect on the Closing Date.
Parent will (i) use its reasonable best efforts to cause any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its affiliates to be waived with respect to the Continuing Employees and their eligible dependents, (ii) give each Continuing Employee credit for the plan year in which the Closing occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Closing for which payment has been made and (iii) give each Continuing Employee service credit for such Continuing Employee’s employment with the Company and its subsidiaries for purposes of vesting and eligibility to participate under each applicable Parent benefit plan, as if such service had been performed with Parent, except with respect to eligibility under any defined benefit pension plans or to the extent it would result in a duplication of benefits, coverage or compensation.
Conditions to the Closing of the Merger
The respective obligations of each of the Company, Parent and Merger Sub to effect the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:
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(A) the adoption of the Merger Agreement by the holders of a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon, and (B) the adoption of the Merger Agreement by the holders of a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon, excluding any Company Shares beneficially owned by Parent, Merger Sub, the Rollover Holders and their respective affiliates, “associates” or members of their respective “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act);

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the absence of any applicable law or any order or other action that is in effect (whether temporary, preliminary or permanent) by a court or governmental authority restraining, enjoining, making illegal or otherwise prohibiting the consummation of the Merger or the other transactions contemplated by the Merger Agreement; and

•
receipt of certain regulatory approvals, including certain healthcare regulatory approvals and the expiration or termination of the applicable waiting period (and any extension thereof) under the HSR Act.

The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the Effective Time of the following conditions:
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(A) each of the representations and warranties of the Company relating to its capital structure being true and correct in all respects as of the date of the Merger Agreement and as of the Closing Date, except for any inaccuracies that individually or in the aggregate are de minimis relative to the total fully diluted equity capitalization of the Company; (B) each of the representations and warranties of the Company relating to its organization and good standing, corporate authority, approval and fairness, takeover statutes, brokers and finders, and existing debt documents being true and correct in all material respects as of the date of the Merger Agreement and as of the Closing Date (disregarding all qualifications or limitations as to “material”, “Company Material Adverse Effect” and words of similar import set forth therein); (C) the representations and warranties of the Company relating to the absence of certain changes and certain tax matters being true and correct in all respects as of the date of the Merger Agreement and as of the Closing Date, including the receipt by the Company Board of an opinion of KPMG LLP, or another accounting firm or law firm as the Company may reasonably determine and reasonably acceptable to Parent (such opinion, the “Tax Opinion”), to the effect that the Merger and the other transactions contemplated by the Merger Agreement will not cause the distribution of Concentra stock effected by the Company as of November 25, 2025 to fail to qualify for tax-free treatment under Section 355 of the Code, which based on discussions with its advisors, the Company Board anticipates timely receipt of the Tax Opinion; and (D) each other representation and warranty of the Company set forth in the Merger Agreement being true and correct as of the date of the Merger Agreement and as of the Closing Date, except for any failure to be so true and correct (disregarding all qualifications or limitations as to “material”, “Company Material Adverse Effect” and words of similar import set forth therein) that does not constitute a Company Material Adverse Effect;

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the Company having performed or complied in all material respects with all agreements, covenants and obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time;

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the non-occurrence of a Company Material Adverse Effect since the date of the Merger Agreement; and

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the receipt by Parent and Merger Sub of a certificate of the Company, validly executed for and on behalf of the Company and in their respective names by a duly authorized officer thereof, certifying that the foregoing conditions to the obligations of Parent and Merger Sub to effect the Merger have been satisfied.

The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Effective Time of each of the following additional conditions:
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(A) each of the representations and warranties of Parent and Merger Sub relating to their corporate organization, organizational documents, authority relative to the Merger Agreement, and permitted holder status being true and correct in all respects as of the date of the Merger Agreement and as of the Closing Date; and (B) each other representation and warranty of Parent and Merger Sub set forth in the Merger Agreement being true and correct as of the date of the Merger Agreement and as of the Closing Date, except for any failure to be so true and correct (disregarding all qualifications or limitations as to “material” and words of similar import set forth therein) that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or impair Parent’s or Merger Sub’s ability to consummate the transactions contemplated by the Merger Agreement;

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Parent and Merger Sub having performed or complied in all material respects with all agreements, covenants and obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time; and

•
the receipt by the Company of a certificate of Parent and Merger Sub, validly executed for and on behalf of the Parent and Merger Sub and in their respective names by a duly authorized officer of Parent, certifying that the foregoing conditions to the obligations of the Company to effect the Merger have been satisfied.

Indemnification and Insurance
The Merger Agreement provides that, from and after the Effective Time until the sixth anniversary thereof, Parent will cause the Surviving Corporation to indemnify and hold harmless each present and former director and officer of the Company (in each case, when acting in such capacity), determined as of the Effective Time (the “Indemnified Parties”), against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, penalties, losses, claims, damages or liabilities incurred in connection with any proceeding arising out of such Indemnified Party’s service as a director or officer of the Company (or was serving at the request of the Company as a director, officer, employee, agent, trustee or fiduciary of any Company Subsidiary or any other person) at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted under the DGCL and the Company’s certificate of incorporation or bylaws in effect on the date of the Merger Agreement. All rights to indemnification, exculpation and advancement of expenses in respect of any proceeding asserted or made within such six-year period will continue until the final disposition of such proceeding.
In addition, the Merger Agreement provides that, during the six-year period commencing at the Effective Time, the Surviving Corporation will, and Parent will cause the Surviving Corporation to, cause, to the fullest extent permitted under applicable law, the certificate of incorporation and bylaws of the Surviving Corporation to contain provisions no less favorable to the Indemnified Parties with respect to limitations of liabilities of directors and officers, advancement of expenses and indemnification than are set forth in the certificate of incorporation and bylaws of the Company as in effect as of the date of the Merger Agreement.
Prior to the Effective Time, the Company will obtain “tail” insurance policies with respect to directors’ and officers’ liability insurance for claims arising from facts or events that occurred on or prior to the Effective Time, on terms with respect to coverage, deductibles and amounts no less favorable than those of such policy in effect on the date of the Merger Agreement, for the six-year period following the Effective Time, at an aggregate price not to exceed 300% of the annual premium the Company paid for such insurance in its last full fiscal year prior to the date of the Merger Agreement. In the event the cost of such insurance exceeds such maximum amount, the Company may obtain as much coverage as is possible for amounts not to exceed such maximum amount. Parent will cause the Surviving Corporation to maintain such “tail” policy in full force and effect for a period of no less than six years after the Effective Time and to continue to honor its obligations thereunder.
For more information, please refer to the section of this proxy statement captioned “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger”.
Other Covenants
Stockholders’ Meeting
The Company has agreed to take all necessary action (in accordance with applicable law, NYSE rules and the Company’s organizational documents) to establish a record date for, duly call, give notice of, convene and hold the Special Meeting as promptly as reasonably practicable following the mailing of this proxy statement for the purpose of voting upon the Merger Proposal.
Transaction Litigation
Prior to the Effective Time, in the event that any stockholder litigation is brought or threatened against the Company or any members of the Company Board related to the Merger Agreement or the Merger, the Company will: (1) notify Parent as promptly as reasonably practicable, (2) keep Parent reasonably informed with respect to the status thereof and (3) give Parent the opportunity to participate in the defense and settlement of any such litigation. The Company may not compromise or settle any such litigation without Parent’s prior written consent.
Regulatory Efforts
Each of the Company and Parent has agreed to cooperate with one another and to use their respective reasonable best efforts to take all actions and do all things necessary, proper or advisable to obtain all required governmental approvals (including certain healthcare regulatory approvals) and consummate the Merger as promptly as practicable. In particular, each party has agreed to make all required filings under the HSR Act within 20 business days after the date of the Merger Agreement.
Equity Financing
Parent and Merger Sub have agreed to use reasonable best efforts to obtain and consummate the Equity Financing at or prior to the Effective Time on the terms and conditions described in the Equity Commitment Letter. Parent has agreed to maintain in full force and effect, and to comply with its obligations under, the Equity Commitment Letter. Without the Company’s prior written consent, Parent and Merger Sub may not (i) permit any amendment, supplement or other modification to, or any waiver of any provision or remedy under, the Equity Commitment Letter if such amendment, supplement, modification or waiver would (A) reduce the aggregate amount of the Equity Financing below the amount reasonably expected to be necessary to fund the Required Amount, (B) add new or expand existing conditions to the receipt of the Equity Financing or otherwise adversely affect the ability or likelihood of Parent or Merger Sub to timely consummate the Merger, or (C) adversely impact the ability of Parent or Merger Sub to enforce their rights against the other parties to the Equity Commitment Letter, (ii) terminate the Equity Commitment Letter or (iii) otherwise adversely affect the ability of Parent and Merger Sub to enforce their rights against the other parties to the Equity Commitment Letter.
Debt Financing
The Company has agreed, subject to certain limitations contained in the Merger Agreement, to use reasonable best efforts to provide, and to cause its representatives to provide, all customary cooperation that is reasonably requested by Parent in connection with obtaining or arranging of the Debt Financing or any alternative financing. Such cooperation includes, among other things, participating in lender meetings and presentations, providing financial information customarily required in connection with debt financings, assisting in the preparation of marketing materials and definitive financing documents (which will become effective no earlier than the Effective Time), and providing information required for “know your customer” and anti-money laundering compliance purposes.
The Company’s cooperation obligations are subject to a number of important limitations. In particular, the Company, its affiliates and their respective representatives are not required to (i) take any action that would unreasonably interfere with its business operations, (ii) take any action that would violate applicable law, (iii) incur any liability or pay any fees in connection with such financing prior to the Effective Time (unless reimbursed by Parent) or (iv) execute or deliver any document that would be effective prior to the Effective Time.
Parent has agreed to use reasonable best efforts to arrange and obtain the Debt Financing on the terms and conditions described in the Debt Commitment Letter. If the Debt Financing (or any portion thereof) becomes unavailable on the terms and conditions set forth in the Debt Commitment Letter, Parent must use reasonable best efforts to arrange and obtain alternative financing from alternative sources on terms and conditions that are not materially less favorable in the aggregate to Parent than those set forth in the Debt Commitment Letter. Obtaining the Debt Financing is not a condition to Closing, and Parent and Merger Sub remain obligated to consummate the Merger if all other conditions to Closing have been satisfied or waived.
Termination of the Merger Agreement
The Merger Agreement may only be validly terminated:
at any time prior to the Effective Time (whether before or after the Requisite Stockholder Approvals have been obtained) by mutual written consent of Parent and the Company by action of the Company Board (acting upon the recommendation of the Special Committee);
by either the Company (by action of the Company Board acting upon the recommendation of the Special Committee, or by the Special Committee) or Parent at any time prior to the Effective Time if:
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the Merger has not been consummated by December 1, 2026 (the “Outside Date”), whether before or after the Requisite Stockholder Approvals have been obtained; provided that if on the Outside Date, any of the conditions relating to (A) the absence of a restraining order or injunction prohibiting consummation of the Merger, (B) the expiration or termination of the applicable waiting period under the HSR Act, or (C) the receipt of required governmental approvals (including certain healthcare regulatory approvals) remain unsatisfied (but all other conditions have been satisfied or waived), the Outside Date will automatically be extended to March 1, 2027. The right to terminate on this basis is not available to any party to the Merger Agreement whose material breach of its obligations under the Merger Agreement was the primary cause of the Merger not having been consummated by the Outside Date;

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whether before or after the receipt of the Requisite Stockholder Approvals, a court or governmental entity of competent jurisdiction has issued a final, non-appealable order permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger, or a law has been enacted that prohibits, makes illegal or enjoins the consummation of the Merger. The right to terminate on this basis is not available to any party to the Merger Agreement whose material breach of any obligation to use its reasonable best efforts under the Merger Agreement was the primary cause of the imposition of such order or law; or

•
the Special Meeting has been held and the Requisite Stockholder Approvals have not been obtained thereat or at any adjournment, recess or postponement thereof;

by the Company (by action of the Company Board acting upon the recommendation of the Special Committee, or by the Special Committee) at any time prior to the Effective Time if:
•
the Company Board determines to enter into an Acquisition Agreement with respect to a Company Superior Proposal; provided that (i) prior to or concurrently with such termination, the Company pays the Company Termination Fee of $66,504,813 to Parent and (ii) the Company substantially contemporaneously enters into such Acquisition Agreement. This right is not available if the Requisite Stockholder Approvals have already been obtained;

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whether before or after the receipt of the Requisite Stockholder Approvals, Parent or Merger Sub has breached any representation, warranty, covenant or agreement in the Merger Agreement such that the closing conditions relating to the accuracy of Parent’s representations and warranties or Parent’s performance of its obligations would not be satisfied, and such breach is not cured within the earlier of (i) 30 days after written notice thereof is given by the Company to Parent and (ii) one business day before the Outside Date; provided that the Company may not exercise this termination right if it is then in breach of the Merger Agreement such that any of Parent’s closing conditions would not be satisfied; or

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(A) all conditions to Parent’s and Merger Sub’s obligations to consummate the Merger have been satisfied or waived (other than those that by their nature are to be satisfied at Closing), (B) the Company has confirmed in writing to Parent that all conditions to its own obligation to consummate the Merger have been satisfied (or that it is irrevocably waiving any unsatisfied such conditions) and that it stands ready, willing and able to consummate the Merger and (C) the Merger has not been consummated within three business days after the later of the delivery of such confirmation and the date the Merger was required to be consummated under the Merger Agreement; and

by Parent at any time prior to the Effective Time if:
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a Change of Company Recommendation has occurred; or

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the Company has breached any representation, warranty, covenant or agreement in the Merger Agreement such that the closing conditions relating to the accuracy of the Company’s representations and warranties or the Company’s performance of its obligations would not be satisfied, and such breach is not cured within the earlier of (i) 30 days after written notice thereof is given by Parent to the Company and (ii) one business day before the Outside Date; provided that Parent may not exercise this termination right if it is then in breach of the Merger Agreement such that any of the Company’s closing conditions would not be satisfied; provided further that Parent is not entitled to terminate the Merger Agreement on this basis solely as a result of a breach of the non-solicitation covenant caused by an action or omission of a Rollover Holder (as of the date of the Merger Agreement) that was not authorized by the Company Board or the Special Committee.

Company Termination Fee
If the Merger Agreement is validly terminated in specified circumstances, the Company is required to pay Parent the Company Termination Fee of $66,504,813.
The Company must pay the Company Termination Fee if:
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the Merger Agreement is validly terminated by the Company in order to enter into an Acquisition Agreement with respect to a Company Superior Proposal;

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the Merger Agreement is validly terminated by Parent following a Change of Company Recommendation;

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the Merger Agreement is validly terminated (i) by either Parent or the Company because the Merger has not been consummated by the Outside Date, (ii) by either Parent or the Company because the Requisite Stockholder Approvals were not obtained at the Special Meeting or (iii) by Parent because the Company has breached or failed to perform its covenants and other agreements contained in the Merger Agreement relating to Company Acquisition Proposals; and, in each case of clauses (i), (ii) and (iii), each of the following additional conditions is also satisfied:

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(A) a bona fide Company Acquisition Proposal has been publicly made or disclosed and has not been withdrawn prior to the earlier of the date of the Special Meeting (including any adjournment, recess or postponement thereof) and the time of termination of the Merger Agreement; and

•
(B) concurrently with or within 12 months following such termination, the Company consummates a Company Acquisition Proposal or enters into an Acquisition Agreement relating to a Company Acquisition Proposal (whether or not such Company Acquisition Proposal is the same one that was publicly made or disclosed prior to termination). For purposes of this provision, references to “20%” in the definition of Company Acquisition Proposal are deemed to be references to “50%”.
Parent Termination Fee
If the Merger Agreement is validly terminated in specified circumstances, Parent is required to pay the Company the Parent Termination Fee of $133,009,627.
Parent must pay the Parent Termination Fee if the Company validly terminates the Merger Agreement because (i) all conditions to Parent’s and Merger Sub’s obligations to consummate the Merger have been satisfied or waived (other than those that by their nature are to be satisfied at Closing), (ii) the Company has confirmed in writing to Parent that all conditions to its own obligation to consummate the Merger have been satisfied (or that it is irrevocably waiving any unsatisfied such conditions) and that it stands ready, willing and able to consummate the Merger and (iii) the Merger has not been consummated within three business days after the later of the delivery of such confirmation and the date the Merger was required to be consummated under the Merger Agreement.
Specific Performance
The parties to the Merger Agreement are entitled, in addition to any other remedy available at law or in equity (including monetary damages), to seek (i) an order of specific performance to enforce the observance and performance of any covenant or obligation under the Merger Agreement or the Equity Commitment Letter, and (ii) an injunction restraining any breach or threatened breach thereof.
The Company’s right to enforce specifically Parent’s and Merger Sub’s obligation to consummate the Merger, and WCAS’s obligation to fund the Equity Financing, is subject to the satisfaction of each of the following conditions: (i) all of the conditions to each party’s obligation to effect the Merger and to Parent and Merger Sub’s obligations to consummate the Merger have been satisfied or waived; (ii) the Company has irrevocably confirmed in writing to Parent that all conditions to the Company’s obligation to consummate the Merger have been satisfied (or that the Company is willing to waive any unsatisfied such conditions) and that the Company is ready, willing and able to consummate the Closing if specific performance is granted and the Debt Financing is funded; (iii) the Debt Financing has been funded or will be funded at the Closing; and (iv) the Merger has not yet been consummated.
Limitations of Liability
If the Company Termination Fee is paid to Parent in the circumstances in which it is payable, payment of the Company Termination Fee, together with any Enforcement Costs payable pursuant to the Merger Agreement, will constitute the sole and exclusive remedy of Parent and its related persons against the Company and its related persons for any losses arising out of the failure of the Merger to be consummated or for any breach or failure to perform under the Merger Agreement. The maximum aggregate liability of Parent and its related persons collectively relating to or arising out of the Merger Agreement or the transactions contemplated thereby will not exceed, under any circumstances, an amount equal to (i) the Parent Termination Fee of $133,009,627, plus (ii) the Additional Obligations in an amount not to exceed $10,000,000.
For purposes of this proxy statement and the Merger Agreement, “Enforcement Costs” means the reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees, but not any contingency or similar fees) in connection with a Proceeding that results in a judgment against the Company or Parent, as applicable, for the Company Termination Fee or the Parent Termination Fee, together with interest on the amount of the fee at the prime rate set forth in The Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made from the date such payment was required to be made through the date of payment, and “Additional Obligations” means the Enforcement Costs and the amounts payable to the Company pursuant to the financing cooperation reimbursement and indemnification obligations.
Fees and Expenses
Except as otherwise expressly provided in the Merger Agreement, whether or not the Merger is completed, all costs and expenses incurred in connection with the Merger Agreement, the Merger and the other transactions contemplated thereby shall be paid by the party incurring such expense.

Amendment
The Merger Agreement may be amended at any time prior to the Effective Time by written agreement executed and delivered by duly authorized officers of each of the parties to the Merger Agreement. However, after the Requisite Stockholder Approvals have been obtained, no amendment requiring further approval by the holders of Company Shares pursuant to applicable law may be made without such approval. Additionally, any amendment to provisions that would adversely impact the Debt Commitment Parties requires their prior written consent.
Governing Law
The Merger Agreement is governed by the laws of the State of Delaware, except that any legal proceeding involving the Debt Commitment Parties arising out of, or relating to, the Merger, the Debt Financing, or any of the agreements entered into in connection therewith or the performance of services thereunder or related thereto is governed by the laws of the State of New York.

ROLLOVER AGREEMENTS
Concurrently with the execution and delivery of the Merger Agreement on March 2, 2026, the Rollover Filing Parties each entered into a Rollover Agreement with Parent. As of April 10, 2026, the Rollover Filing Parties beneficially owned in the aggregate approximately 12% of the outstanding voting power of the Company Shares as of April 10, 2026 and the Rollover Shares beneficially owned by the Rollover Filing Parties in the aggregate represented approximately 12% of the voting power of the Company Shares as of such date.
Pursuant to the Rollover Agreements and subject to the terms and conditions described therein, among other things, Parent and each of the Rollover Filing Parties agreed to the Rollover, pursuant to which each Rollover Holder will contribute its Rollover Shares to Parent in exchange for the issuance by Parent to such Rollover Holder a number of newly issued shares of common stock of Parent, which contribution and exchange will happen immediately prior to the Closing. As a result of the Rollover, the Rollover Filing Parties are expected to collectively own approximately 21% of Parent immediately following Closing. As a result of the Merger, the Rollover Shares contributed to Parent by each of the Rollover Holders will as of the Effective Time be automatically cancelled without any consideration therefor and cease to exist. Pursuant to the Interim Investors Agreement, Mr. Ortenzio and Mr. Jackson agreed to use their reasonable best efforts to agree upon a final structure for the implementation of the transactions contemplated by the Merger Agreement, including the Rollover, and for their respective indirect ownership of the Company after the Closing. As a result, the final structure of the Rollover may differ from the structure described herein.
In addition, pursuant to the Rollover Agreements, each Rollover Holder agrees that, among other things, until the valid termination of its Rollover Agreement, each Rollover Holder shall vote (or cause to be voted) all Company Shares beneficially owned by such Rollover Holder (a) in favor of (i) the adoption of the Merger Agreement and the approval of the transactions contemplated therein, including the Merger, (ii) any proposal by the Company to adjourn, recess or postpone any meeting of the stockholders of the Company to a later date that complies with the Merger Agreement, (iii) any other matters necessary, presented or proposed for the transactions contemplated by the Merger Agreement, including the Merger, to be timely consummated and (iv) any other matter in respect of which approval of the holders of Company Shares is expressly requested by the Company Board in connection with such holder’s adoption of the Merger Agreement and the approval of the transactions contemplated therein, including the Merger; (b) against any action, agreement or transaction that would reasonably be expected to (i) result in a breach of any covenant, representation or warranty or any other obligation or agreement of (A) the Company, Parent or Merger Sub contained in the Merger Agreement or (B) the Rollover Holder contained in the Rollover Agreement or (ii) result in any of the conditions set forth in Article VIII of the Merger Agreement not being satisfied or result in the satisfaction of any of the conditions set forth in Article VIII of the Merger Agreement being delayed; and (c) subject to certain limitations, against any Company Acquisition Proposal or other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the transactions contemplated by the Merger Agreement, including the Merger. Each Rollover Holder retains the right to vote its Company Shares in its sole discretion on any other matters.
Pursuant to the Rollover Agreements, among other things and subject to the terms and conditions set forth therein, each Rollover Holder is prohibited from selling, disposing of, assigning, pledging, collateralizing, encumbering or otherwise transferring any of such Rollover Holder’s Rollover Shares until the Closing without obtaining the prior written consent of Parent.
Additionally, pursuant to the Rollover Agreements, among other things and subject to the terms and conditions set forth therein, each Rollover Holder waived, released and forever discharged any appraisal rights under Section 262 of the DGCL related to the Merger. The Rollover Holders agreed that they will not be entitled to any of the Merger Consideration with respect to their Rollover Shares.
Each of the Rollover Agreements will automatically terminate if, at any time prior to the contribution and exchange contemplated by the Rollover Agreements, the Merger Agreement shall have been validly terminated in accordance with its terms.
Pursuant to the Rollover Agreements, each party to the Rollover Agreements is entitled to seek specific performance to enforce the observance and performance of the terms of the applicable Rollover Agreement and an injunction to restrain any breach or threatened breach of the applicable Rollover Agreement.

The consummation of the Rollover will be deemed to occur immediately prior to the Closing, and if the Merger and the other transactions contemplated by the Merger Agreement to be consummated at Closing are not consummated within forty-eight hours of the Rollover, the Rollover will be unwound and the contribution and exchange will be deemed to have not occurred. The Rollover Agreements will automatically terminate if, at any time prior to the contribution and exchange pursuant to the Rollover Agreements, the Merger Agreement shall have been validly terminated in accordance with its terms.
Each Rollover Agreement is governed by Delaware law. The venue for disputes relating to each Rollover Agreement is the Court of Chancery of the State of Delaware, or, in the event that such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) located in New Castle County in the State of Delaware or the United States District Court for the District of Delaware.
The Purchaser Filing Parties may invite other members of management and the Board of Directors (other than members of the Special Committee) to participate in the Rollover as well by entering into Rollover Agreements, after notice is provided by Parent to the Special Committee.

INTERIM INVESTORS AGREEMENT
Concurrently with the execution and delivery of the Merger Agreement on March 2, 2026, Parent, Merger Sub, WCAS, Mr. Ortenzio and Mr. Jackson entered into the Interim Investors Agreement. The Interim Investors Agreement will govern certain actions of Parent and Merger Sub and the relationship among the Purchaser Filing Parties with respect to the Merger Agreement and the transaction contemplated therein, including the Merger, until the earlier of the closing of the Merger and the termination of the Merger Agreement in accordance with its terms. The Interim Investors Agreement provides for, among other things, subject to certain limitations or exceptions therein, (a) cooperation among the parties thereto with respect to regulatory efforts and filings required pursuant to the Merger Agreement and (b) the allocation of transaction expenses and the consent rights of the parties thereto for any amendments, consents or waivers under the Merger Agreement.
Pursuant to the Interim Investors Agreement, until the earlier of the Closing and the termination of the Merger Agreement in accordance with its terms:
(i)
Parent, acting at the direction of WCAS, is authorized to take or refrain from taking, and may cause Merger Sub to take or refrain from taking, any action, with respect to the Merger Agreement, the other documents related to the Merger and the transactions contemplated thereby; provided that (x) neither Parent nor Merger Sub shall (A) amend, supplement or modify the Merger Agreement in a manner adverse to any party to the Interim Investors Agreement in any material respect without the consent of each party to the Interim Investors Agreement (other than Parent or Merger Sub) affected thereby or (B) waive the Company Material Adverse Effect (as defined in the Merger Agreement) condition to Closing contained in the Merger Agreement;

(ii)
Parent and Merger Sub are required to, at the direction of WCAS, consult with Mr. Ortenzio and Mr. Jackson prior to the taking of or refraining from taking any material action under the Merger Agreement and consider their views in good faith;

(iii)
Parent is delegated the authority to take or refrain from taking any action on or prior to the Closing Date with respect to the Debt Financing (subject to keeping Mr. Ortenzio and Mr. Jackson informed as to the status of the Debt Financing and any material changes, developments or discussions relating thereto), including the authority to (x) negotiate definitive agreements relating to the Debt Financing required to consummate the transactions contemplated by the Merger Agreement, including the Merger, and (y) arrange for and market the Debt Financing, including in respect of the permanent financing contemplated thereby and agreeing to the financial terms of such financing on terms consistent with the Debt Commitment Letter or on such additional or modified terms as Parent shall determine; provided that Parent, acting at the direction of WCAS, may not enter into any definitive Debt Financing documentation without the prior written consent of each of Mr. Ortenzio and Mr. Jackson (not to be unreasonably withheld, conditioned or delayed);

(iv)
Parent agreed in the event the transactions contemplated by the Merger Agreement, including the Merger, are consummated to reimburse all reasonable and documented out-of-pocket expenses of the Purchaser Filing Parties incurred in conducting diligence, the negotiation, execution and delivery of the Merger Agreement, the Interim Investors Agreement and the Equity Commitment Letter, the Rollover Agreement, all other documentation related to the Merger and otherwise in connection with the Transactions or their respective investment in Parent, including filing fees and fees and expenses of consultants, lawyers and tax, financial and accounting advisors and a resource group services fee payable to an affiliate of WCAS in an amount equal to $11 million;

(v)
in the event that the Merger Agreement is terminated in accordance with the terms thereof and the Company Termination Fee of $66,504,813 is payable by the Company to Parent pursuant to the Merger Agreement, or any other amounts other than the Company Termination Fee are payable to Parent or Merger Sub under or with respect to the Merger Agreement, such payment shall be applied (i) first, to pay or reimburse each of WCAS, Mr. Ortenzio and Mr. Jackson for their respective transaction expenses in proportion to their respective investments in the Surviving Corporation, (ii) second, to the extent of any excess amount after the payment or reimbursement described in clause (i) hereof, to pay any remaining transaction expenses and (iii) third, to the extent of any excess amount after the payment or reimbursement described in clauses (i) and (ii) hereof, to each of WCAS, Mr. Ortenzio and Mr. Jackson in proportion to their respective investments in the Surviving Corporation;
(vi)
the parties agreed to not enter into any agreement, arrangement or understanding with any other potential investor or acquiror or group of investors or acquirors or the Company or any of their respective representatives or affiliates (x) with respect to the subject matter of the Interim Investors Agreement and the Merger Agreement or any other similar transaction involving the Company or any of its subsidiaries or (y) that shall constitute a Company Acquisition Proposal under the Merger Agreement; and

(vii)
each party agreed to cooperate with the other parties and use its reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under the Interim Investors Agreement and applicable law to enable Parent to comply with its obligations to use its reasonable best efforts to consummate the transactions contemplated by the Merger Agreement (as described under “The Merger Agreement — Other Covenants — Regulatory Efforts”), including by providing all documentation required to satisfy the required regulatory approvals.

Pursuant to the Interim Investors Agreement, each party thereto is entitled to seek specific performance to enforce the observance and performance of the terms of the Interim Investors Agreement and an injunction to restrain any breach or threatened breach of the Interim Investors Agreement.
The Interim Investors Agreement is governed by Delaware law. The venue for disputes relating to the Interim Investors Agreement is the Court of Chancery of the State of Delaware, or, in the event that such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) located in New Castle County in the State of Delaware or the United States District Court for the District of Delaware.

PROVISIONS FOR UNAFFILIATED COMPANY STOCKHOLDERS
No provision has been made (1) to grant the Company’s unaffiliated security holders access to the corporate files of the Company, any other party to the Merger or any of their respective affiliates, or (2) to obtain counsel or appraisal services at the expense of the Company or any other such party or affiliate.
IMPORTANT INFORMATION REGARDING THE COMPANY
Company Background
The Company was formed as a Delaware corporation in October 2004 under the name Select Medical Holdings Corporation. The Company is one of the largest operators of critical illness recovery hospitals, rehabilitation hospitals, and outpatient rehabilitation clinics in the United States based on number of facilities. As of December 31, 2025, the Company operated 104 critical illness recovery hospitals in 28 states, 38 rehabilitation hospitals in 15 states, and 1,917 outpatient rehabilitation clinics in 39 states and the District of Columbia. On December 31, 2025, the Company had operations in 39 states and the District of Columbia. See the section of this proxy statement captioned “Where You Can Find Additional Information”. The Company Shares are listed on the NYSE under the symbol “SEM”. The Company’s corporate offices are located at 4714 Gettysburg Road, Mechanicsburg, Pennsylvania 17055. The Company’s corporate website is www.selectmedical.com. The information contained in, or that can be accessed through, the Company’s website is not part of this proxy statement.
Directors and Executive Officers
The Company Board currently consists of ten members. The persons listed below are the Company’s directors and executive officers as of the date of this proxy statement. The Merger Agreement provides, however, that the directors of Merger Sub immediately prior to the Effective Time will be the initial directors of the Surviving Corporation immediately following the Merger. The Merger Agreement provides that the officers of the Company immediately prior to the Effective Time will be the initial officers of the Surviving Corporation immediately following the Merger. Following the Merger, each director and officer of the Surviving Corporation will serve until a successor is duly elected or appointed and qualified or until the earlier of his or her death, resignation or removal, as the case may be.
There are no family relationships among any of the Company’s directors or executive officers. During the past five years, neither the Company nor any of the Company’s directors or executive officers listed below has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, neither the Company nor any of the Company’s directors or executive officers listed below has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. The ages given below are as of April 10, 2026. Each of the individuals listed below is a citizen of the United States and can be reached at c/o Select Medical Holdings Corporation, 4714 Gettysburg Road, Mechanicsburg, Pennsylvania 17055.
Executive Officers
The following table sets forth the names, ages and titles, as well as a brief account of the business experience, of each person who was an executive officer of the Company as of April 10, 2026:
Name	Age	Position
Robert A. Ortenzio	68	Executive Chairman and Co-Founder
David S. Chernow	69	Vice Chairman
Thomas P. Mullin	42	Chief Executive Officer
John A. Saich	57	President
Martin F. Jackson	72	Senior Executive Vice President, Strategic Finance and Operations
Michael F. Malatesta	57	Executive Vice President and Chief Financial Officer

Name	Age	Position
John F. Duggan	62	Executive Vice President, General Counsel and Secretary
Brian R. Rusignuolo	50	Executive Vice President and Chief Information Officer
John Tyler Hollenbach	43	Executive Vice President, Strategy and Growth
Christopher S. Weigl	42	Senior Vice President, Controller and Chief Accounting Officer
Robert G. Breighner, Jr.	57	Senior Vice President, Compliance and Audit
Robert A. Ortenzio has served as our Executive Chairman and Co-Founder since January 1, 2014. Mr. Ortenzio co-founded Select and has served as a director of Select since February 1997 and became a director of the Company in February 2005. Mr. Ortenzio served as the Company’s Chief Executive Officer from January 1, 2005 to December 31, 2013 and as Select’s President and Chief Executive Officer from September 2001 to January 1, 2005. Mr. Ortenzio also served as Select’s President and Chief Operating Officer from February 1997 to September 2001. Mr. Ortenzio also currently serves on the Board of Directors of Concentra. He was an Executive Vice President and a director of Horizon/CMS Healthcare Corporation from July 1995 until July 1996. In 1986, Mr. Ortenzio co-founded Continental Medical Systems, Inc., and served in a number of different capacities, including as a Senior Vice President from February 1986 until April 1988, as Chief Operating Officer from April 1988 until July 1995, as President from May 1989 until August 1996 and as Chief Executive Officer from July 1995 until August 1996. Before co-founding Continental Medical Systems, Inc., he was a Vice President of Rehab Hospital Services Corporation.
David S. Chernow has served as our Vice Chairman since September 2025. Previously he served as Chief Executive Officer from October 2023 to September 2025, President and Chief Executive Officer from January 2014 to October 2023 and as President from September 2010 to January 2014. Mr. Chernow served as a director of the Company from January 2002 to February 2005, from August 2005 to September 2010 and since August 2024. From May 2007 to February 2010, Mr. Chernow served as the President and Chief Executive Officer of Oncure Medical Corp., one of the largest providers of free-standing radiation oncology care in the United States. From July 2001 to June 2007, Mr. Chernow served as the President and Chief Executive Officer of JA Worldwide, a nonprofit organization dedicated to the education of young people about business (formerly, Junior Achievement, Inc.). From 1999 to 2001, he was the President of the Physician Services Group at US Oncology, Inc. Mr. Chernow co-founded American Oncology Resources in 1992 and served as its Chief Development Officer until the time of the merger with Physician Reliance Network, Inc., which created US Oncology, Inc. in 1999.
Thomas P. Mullin has served as our Chief Executive Officer since September 2025. Previously, he was Co-President from October 2023 to September 2025, Executive Vice President of Hospital Operations from August 2020 to October 2023, President of the Specialty Hospital Divisions from November 2018 to August 2020, and Chief Operating Officer of Specialty Hospitals from January 2018 to November 2018. He served as Chief Operating Officer of our CIRH Division from October 2016 to January 2018. Mr. Mullin served as Senior Vice President, Business and Market Development in our CIRH Division from July 2015 to September 2016. He served as Regional Vice President in our CIRH Division from September 2014 to July 2015. He held other positions in our CIRH Division from June 2008 to September 2014.
John A. Saich has served as our President since October 2023. Previously, he held the positions of Executive Vice President and Chief Administrative Officer from October 2018 to October 2023, and Executive Vice President and Chief Human Resources Officer from December 2010 to September 2018. He served as our Senior Vice President, Human Resources from February 2007 to December 2010. He served as our Vice President, Human Resources from November 1999 to January 2007. He joined the Company as Director, Human Resources and HRIS in February 1998. Previously, Mr. Saich served as Director of Benefits and Human Resources for Integrated Health Services in 1997 and as Director of Human Resources for Continental Medical Systems, Inc. from August 1993 to January 1997.
Martin F. Jackson has served as our Senior Executive Vice President of Strategic Finance and Operations since October 2023. Previously, he was Executive Vice President and Chief Financial Officer from February 2007 to October 2023, and Senior Vice President and Chief Financial Officer from May 1999 to February 2007. Mr. Jackson previously served as a Managing Director in the Health Care Investment Banking Group for CIBC Oppenheimer from January 1997 to May 1999. Prior to that time, he served as Senior Vice

President, Health Care Finance with McDonald & Company Securities, Inc. from January 1994 to January 1997. Prior to 1994, Mr. Jackson held senior financial positions with Van Kampen Merritt, Touche Ross, Honeywell and L’Nard Associates.
Michael F. Malatesta has served as our Executive Vice President and Chief Financial Officer since October 2023. Previously, he was Senior Vice President of Finance from November 2013 to October 2023. Before that, Mr. Malatesta held the positions of Vice President of Outpatient Finance from October 2010 to November 2013, Outpatient Controller from 2002 to 2010, and Director of Outpatient Revenue Accounting from 2000 to 2002. He began his career at the Company in 1999 as an Accounting Manager for NovaCare Rehabilitation. Prior to joining the Company, Mr. Malatesta held financial roles at Tenet Healthcare, Health Partners Insurance of Philadelphia and the Graduate Health System. He is a certified public accountant and began his career in public accounting at Deloitte & Touche LLP.
John F. Duggan has served as our Executive Vice President, General Counsel and Secretary since September 2025. Previously, he was Executive Vice President, Deputy General Counsel from October 2023 to September 2025. Mr. Duggan held the positions of Senior Vice President, Legal Counsel from October 2019 to October 2023, Senior Vice President & Senior Counsel from February 2007 to October 2019, and Vice President from January 2002 to February 2007, and Associate Counsel from January 2000 to January 2002. Before joining the Company in January 2000, he held the position of Director of Legal Affairs at Balanced Care Corporation. Earlier in his career, he was an Associate at the law firm of Saul Ewing LLP. Mr. Duggan, a veteran, was an active duty commissioned officer in the United States Army from September 1986 to August 1990.
Brian R. Rusignuolo has served as our Executive Vice President and Chief Information Officer since January 2021. Previously, he was Senior Vice President and Chief Information Officer from December 2012 to January 2021. Mr. Rusignuolo held the positions of Senior Vice President, Information Security from October 2011 to December 2012, and Vice President, Information Security from January 2010 to October 2011. Prior to becoming an officer of the Company, he held a variety of leadership positions in the Company’s Information Systems Department beginning in January 2001. Earlier in his career, he was an Environmental Scientist for DynCorp and a Park Ranger for the National Park Service. Mr. Rusignuolo is committed to serving others as a member and leader of professional and community organizations including, the Technology Council of Central Pennsylvania, the IT Board of Advisors of Harrisburg University of Science and Technology, and the Penn State Harrisburg IT Advisory Board.
John Tyler Hollenbach has served as our Executive Vice President, Strategy and Growth since September 2023. Previously, he was Senior Vice President, Business Development and Strategic Investments from January 2020 to September 2023. Mr. Hollenbach held the positions of Vice President, Business Development and Strategic Investments from January 2015 to January 2020, Vice President, Financial Planning and Development from December 2014 to January 2015, and Director of Financial Planning and Development from September 2012 to December 2014. Before joining the Company in September 2012, he worked as an investment professional at The Carlyle Group.
Christopher S. Weigl is a certified public accountant who has served as our Senior Vice President, Controller & Chief Accounting Officer since March 2023. Prior to that, he served as our Senior Vice President of Corporate Accounting Services from August 2022 through February 2023. He served as the Vice President of Finance and Accounting Operations of MedStar Health Inc. from June 2016 to July 2022. Prior to that, he was employed by PricewaterhouseCoopers LLP from September 2005 to June 2016, most recently in the role of Assurance Senior Manager.
Robert G. Breighner, Jr. has served as our Senior Vice President of Compliance and Audit since October 2023. Previously, he was Vice President, Compliance and Audit Services from August 2003 to October 2023, and Director of Internal Audit from November 2001 to August 2003. Before joining the Company, Mr. Breighner was with Susquehanna Pfaltzgraff Co. where he held a variety of leadership roles, including Director of Internal Audit.

Directors
The following table sets forth the names, ages, year first elected as a director, term expiration, and position of each person who was a director of the Company immediately prior to the Annual Meeting of Stockholders of the Company held on April 23, 2026:
Name	Age	Director Since	Term Expires	Position
Class I Directors
Russell L. Carson	82	2005	2028	Director
Katherine R. Davisson	58	2021	2028	Director
William H. Frist	74	2010	2028	Director
Marilyn B. Tavenner	74	2018	2028	Director
Class II Directors
Robert A. Ortenzio	68	2005	2026	Director, Executive Chairman and Co-Founder
Daniel J. Thomas	67	2019	2026	Director
Parvinderjit S. Khanuja	67	2021	2026	Director
Class III Directors
James S. Ely III	68	2008	2027	Director
David S. Chernow	69	2024	2027	Director, Vice Chairman
Thomas A. Scully	68	2005	2027	Director
Non-Employee Directors
Below is information about the Company’s non-employee directors:
Daniel J. Thomas has served as a director since July 2019. Mr. Thomas currently serves on the board of directors of Concentra, Healthcare Highways, Inc., National Partners in Healthcare and Equalis Group LLC and previously served on the board of directors of Accentcare, Inc. In addition, from June 2018 through January 2019, Mr. Thomas served as President and CEO of National Partners in Healthcare. From 2011 until his retirement in 2017, Mr. Thomas served as President, Chief Executive Officer and a board member of Provista, Inc. Prior to Provista, Mr. Thomas served as Chief Executive Officer and a board member of Viant, Inc. Before the formation of Viant, from 1993 through 2007, Mr. Thomas spent 14 years with Concentra. At Concentra, Mr. Thomas held the positions of President, Chief Executive Officer and Chief Operating Officer.
Parvinderjit S. Khanuja has served as a director of the Company since November 2021. In 1993, Dr. Khanuja founded and currently is the Managing Partner of Ironwood Physicians, PC, the largest cancer treatment center in the Phoenix, AZ metropolitan area with over 100 providers. He is a Diplomate, Subspecialty Board of Medical Oncology and Hematology and is a Fellow of the American College of Physicians (FACP). Dr. Khanuja is a board member of the Five Rivers Foundation, which is primarily involved in social causes and scholarships.
James S. Ely III has served as a director of Select and the Company since November 2008. Mr. Ely founded PriCap Advisors LLC in 2009 and serves as its Chief Executive Officer. From 2001 to 2008, Mr. Ely served as a Managing Director in the Syndicated and Leveraged Finance group at J.P. Morgan Securities Inc. From 1995 to 2000, Mr. Ely served as a Managing Director in the Global Syndicated Finance group of Chase Securities Inc. and its predecessor Chemical Securities Inc. Mr. Ely also serves as a director of Community Health Systems, Inc.
Thomas A. Scully has served as a director since February 2004. Since 2004, he has also served as a General Partner with Welsh, Carson Anderson & Stowe. Since 2017, he has served as a Principal of Lincoln Policy Group. From 2004 to 2017, he served as Senior Counsel to the law firm of Alston & Bird. From May 2001 to January 2004, Mr. Scully served as Administrator of the Centers for Medicare & Medicaid Services, or CMS. CMS is responsible for the management of Medicare, Medicaid, SCHIP and other national healthcare initiatives. Before joining CMS, he served as President and Chief Executive Officer of the Federation of American Hospitals from January 1995 to May 2001. Mr. Scully also serves as a director of InnovAge Holding Corp. and served as a director of Universal American Corp from 2008 until 2017.
Russell L. Carson has served as a director of Select since February 1997 and became a director of the Company on February 25, 2005. In 2015, the Board of Directors elected Mr. Carson to serve as Lead Director. He co-founded Welsh, Carson, Anderson & Stowe in 1978 and has focused on healthcare investments. Mr. Carson previously served as a General Partner of Welsh, Carson, Anderson & Stowe. Welsh, Carson, Anderson & Stowe has created 18 institutionally funded limited partnerships with total capital of more than $30 billion and has invested in more than 250 companies. Mr. Carson is Chairman of the Carson Family Charitable Trust, which conducts his family’s philanthropy. Before co-founding Welsh, Carson, Anderson & Stowe, Mr. Carson was employed by Citicorp Venture Capital Ltd., a subsidiary of Citigroup, Inc., and served as its Chairman and Chief Executive Officer from 1974 to 1978.
Katherine R. Davisson has served as a director of Select since April 2021. She currently serves as a Board Director of MPower Partners GP II Limited, a Japanese-based venture capital fund. She previously served on the Advisory Council of Brightstar Capital Partners, where she worked as Senior Strategic Advisor in 2021. She also worked at the World Economic Forum from 2017 to 2020, where her last role was Head of Cities, Infrastructure and Urban Services. From 2006 to 2014, Ms. Davisson held investor relations and financial services positions at several firms including Eton Park Capital Management, Tremblant Capital Group, and Russell Reynolds Associates. From 1994 to 2005, she worked in the Equities Division of Goldman Sachs, where she was promoted to Managing Director in 2002. She has been a board member of Bottomless Closet, a non-profit organization in New York City, since 2016. She previously served as a board member of JA Worldwide (formerly Junior Achievement) from 2003 – 2008.
William H. Frist has served as a director of Select and the Company since May 2010. Dr. Frist is a heart and lung transplant surgeon, former United States Senator from Tennessee from 1995 to 2007 and former United States Senate Majority Leader from 2002 to 2007. Dr. Frist has been a partner at Cressey & Company, L.P., a private investment firm focused on healthcare, since 2007 and is the founder/partner of Frist Cressey Ventures. Dr. Frist has served as the Chair of Chairman of the Nashville-based global health organization, Hope Through Healing Hands. Dr. Frist is a Senior Fellow and Co-Chair of the Health Project at the Bipartisan Policy Center. He previously served as a director of Teladoc Health, Inc., GS Acquisition Holdings Corp. II, Accolade, Inc., AECOM, URS Corporation and SmileDirectClub, Inc. Dr. Frist also serves on the boards of numerous non-profit organizations and foundations.
Marilyn B. Tavenner has served as a director of Select since November 2018. From August 2015 to June 2018, Mrs. Tavenner served as the President and Chief Executive Officer of America’s Health Insurance Plans. From May 2013 to February 2015, she served as Administrator of the Centers for Medicare & Medicaid Services (“CMS”) under the Obama Administration. She joined CMS in 2010 and was appointed as its Acting Administrator in 2011. Prior to her tenure at CMS, Mrs. Tavenner served as the Secretary of Health and Human Resources for the Commonwealth of Virginia and as a senior executive of the Hospital Corporation of America, Chippenham Medical Center and Johnston-Willis Hospital. Mrs. Tavenner also serves as a director of InnovAge Holding Corp. and Blue Cross Blue Shield of Arizona. Mrs. Tavenner received her Bachelor of Science in Nursing and Master of Health Administration degrees from Virginia Commonwealth University.
Selected Historical Consolidated Financial Data
Set forth below is certain selected historical consolidated financial data relating to the Company. The historical unaudited selected financial data as of March 31, 2026 and the audited selected financial data as of and for the fiscal years ended December 31, 2025 and December 31, 2024, have been taken from the Company’s consolidated financial information and statements.
This information is only a summary. The selected historical consolidated financial data as of December 31, 2025 and December 31, 2024 should be read in conjunction with the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, and the selected historical consolidated financial data as of March 31, 2026 should be read in conjunction with the Company’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2026, each of which is incorporated by reference into this proxy statement in its entirety. More comprehensive financial information is included in such reports, including management’s discussion and analysis of financial condition and results of operations, and other documents filed by the Company with the SEC, and the following summary is qualified in its entirety by reference to such reports and other documents and all of the financial information and notes contained therein. See “Where You Can Find Additional Information”. Results of interim periods are not necessarily indicative of the results expected for a full year or for future periods.
Summary Consolidated Balance Sheets
	March 31	December 31,
	2026	2025	2024
	(in thousands)	(in thousands)
Cash and cash equivalents	$25,683	$26,523	$59,694
Total current assets	$1,112,097	$1,025,281	$1,019,777
Total assets	$6,042,083	$5,851,589	$5,607,951
Total current liabilities	$970,365	$984,494	$977,651
Total liabilities	$3,936,142	$3,815,850	$3,610,856
Total equity	$2,084,974	$2,016,931	$1,986,928
Summary Consolidated Statements of Operations and Comprehensive Income (Loss)
	Years Ended December 31,
	2025	2024	2023
	(in thousands, except per share amounts)
Revenue	$5,452,830	$5,187,105	$4,825,977
Income from continuing operations before other income and expense	$336,170	$268,315	$267,242
Net income	$214,533	$296,704	$299,731
Total earnings per common share – basic and diluted	$1.16	$1.66	$1.91
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth the beneficial ownership of the Company Shares as of April 10, 2026 by:
•
each person known to the Company to beneficially own more than 5% of the Company Shares;

•
each of the Company’s NEOs;

•
each of the Company’s directors; and

•
all of the Company’s executive officers and directors as a group.

The Company has determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, the Company believes, based on the information furnished to the Company, that the persons and entities named in the tables below have sole voting and investment power with respect to all Company Shares that they beneficially own, subject to applicable community property laws. The calculation of the percentage of beneficial ownership is based on 124,011,594 Company Shares outstanding on April 10, 2026.
In computing the number of Company Shares beneficially owned by a person or group and the percentage ownership of that person or group, the Company deemed to be outstanding any Company Shares subject to options held by that person or group that are currently exercisable or exercisable within 60 days after April 10, 2026. The Company did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

The address of each beneficial owner listed in the table is c/o Select Medical Holdings Corporation, 4714 Gettysburg Road, Mechanicsburg, Pennsylvania 17055 and the Company’s telephone number is (717) 972-1100.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Number of Shares of Common Stock Beneficially Owned (%)
5% Stockholders
BlackRock, Inc.(1)	16,015,179	12.91
Named Executive Officers and Directors
Robert A. Ortenzio(2)	14,019,735	11.31
Russell L. Carson	610,035	*
James S. Ely III	161,674	*
Michael F. Malatesta	238,057	*
Thomas P. Mullin	391,709	*
John A. Saich	736,412	*
William H. Frist	305,172	*
Thomas A. Scully	103,424	*
Martin F. Jackson(3)	1,383,421	1.12
David S. Chernow	892,830	*
Marilyn B. Tavenner	36,035	*
Daniel J. Thomas	80,035	*
Katherine R. Davisson	60,035	*
Parvinderjit S. Khanuja	79,124	*
All directors and executive officers as a group (19 persons)	19,879,142	16.03

*
Represents beneficial ownership of less than one percent.

(1)
According to the Schedule 13G/A filed on April 29, 2025, BlackRock, Inc. reported that it may be deemed to be the beneficial owner of 16,015,179 Company Shares. BlackRock, Inc. reported that it had sole dispositive power with respect to 16,015,179 shares and sole voting power with respect to 15,865,338 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(2)
According to the Schedule 13D/A filed on March 4, 2026, Mr. Ortenzio reported 4,028,767 Company Shares held by the Rocco A. Ortenzio Revocable Trust, DTD 8-14-2007, as amended, for which Mr. Ortenzio is the co-trustee; 1,279,000 Company Shares owned by the Robert A. Ortenzio Descendants Trust for which Mr. Ortenzio serves as a member of the board of directors of Select Asset Management & Trust LLC (the “Select Trustee”); 532,152 Company Shares held by the Rocco and Nancy Ortenzio Family Foundation for which Mr. Ortenzio is the co-trustee, 280,415 Company Shares held by the Robert A. Ortenzio April 2014 Trust for Kevin M. Ortenzio for which Mr. Ortenzio serves as a member of the board of directors of the Select Trustee, a co-trustee; 280,415 Company Shares held by the Robert A. Ortenzio April 2014 Trust for Bryan A. Ortenzio for which Mr. Ortenzio serves as a member of the board of directors of the Select Trustee, a co-trustee; 280,415 Company Shares held by the Robert A. Ortenzio April 2014 Trust for Madeline G. Ortenzio for which Mr. Ortenzio serves as a member of the board of directors of the Select Trustee, a co-trustee; 200,000 Company Shares held by the Robert and Angela Ortenzio Family Foundation for which Mr. Ortenzio is the co-trustee; 30,601 Company Shares beneficially owned by the Estate of Rocco A. Ortenzio through Select Investments III, L.P. for which Mr. Ortenzio may be deemed to exercise control in his capacity as a trustee of such Estate; 16,182 Company Shares beneficially owned by the Estate of Rocco A. Ortenzio through Select AP Investors, L.P. for which the Mr. Ortenzio may be deemed to exercise control in his capacity as a trustee of such Estate, 10,000 Company Shares held by the spouse of the deceased Rocco A. Ortenzio over which Mr. Ortenzio shares a power of attorney. According to the Schedule 13D/A filed on March 4, 2026,

Mr. Ortenzio beneficially owns an aggregate 14,019,735 Company Shares, over which he has sole voting power with respect to 7,081,788 Company Shares, shared voting power with respect to 6,937,947 Company Shares, sole dispositive power with respect to 7,081,788 Company Shares and shared dispositive power with respect to 6,937,947 Company Shares.
(3)
According to the Schedule 13D/A filed on March 4, 2026, Mr. Jackson reported 2,634 Company Shares owned by Mr. Jackson’s child over whom Mr. Jackson is a court-appointed guardian. Mr. Jackson disclaims beneficial ownership in all such shares. According to the Schedule 13D/A filed on March 4, 2026, Mr. Jackson beneficially owns an aggregate 1,383,421 Company Shares, over which he has sole voting power with respect to 1,383,421 Company Shares, shared voting power with respect to 2,634 Company Shares, sole dispositive power with respect to 1,383,421 Company Shares and shared dispositive power with respect to 2,634 Company Shares.

Prior Public Offerings
During the past three years, none of the Company, Parent, Merger Sub or any of their respective affiliates have made any underwritten public offering of Company Shares for cash that was registered under the Securities Act, or exempt from registration under Regulation A promulgated thereunder.
Transactions in Company Shares
Except as set forth below and in “Important Information Regarding the Company — Prior Public Offerings” above, and other than the Merger Agreement and agreements entered into in connection therewith (as discussed in the sections of this proxy statement captioned “The Merger Agreement”), and certain activity related to the Company’s equity compensation awards discussed elsewhere in this proxy statement, (1) each of the Company, its directors and executive officers, the Purchaser Filing Parties and their respective affiliates have not conducted any transactions with respect to Company Shares during the past 60 days, and (2) none of the Company or the Purchaser Filing Parties or their respective affiliates have purchased Company Shares during the past two years.
Transactions by the Company’s Directors and Executive Officers During the Last 60 Days
There have been no transactions by the Company’s directors and executive officers within the last 60 days that were reported on Statements of Changes of Beneficial Ownership on Form 4 filed with the SEC.
Other Transactions in the Company Shares by the Company and the Purchaser Filing Parties in the Last Two Years
The Company Board has authorized a common stock repurchase program to repurchase up to $1.0 billion worth of Company Shares. The common stock repurchase program will remain in effect until December 31, 2027, unless further extended or earlier terminated by the Company Board. Stock repurchases under this program may be made in the open market or through privately negotiated transactions, and at times and in such amounts as the Company deems appropriate. The Company funds this program with cash on hand and borrowings under its revolving facility. During the year ended December 31, 2025, the Company repurchased 6,375,512 Company Shares at a cost of approximately $96.5 million, or $15.13 per Company Share, which includes transaction costs. Since the inception of the program through December 31, 2025, the Company has repurchased 54,610,335 Company Shares at a cost of approximately $696.8 million, or $12.76 per Company Share, which includes transaction costs. During the three months ended March 31, 2026, the Company did not repurchase shares under the authorized common stock repurchase program. Pursuant to the Merger Agreement, the Company is restricted from initiating share repurchases without the prior written consent of Parent.
The following table provides information regarding repurchases of Company Shares for the quarters ended December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024, December 31, 2024, March 31, 2025, June 30, 2025, September 30, 2025, December 31, 2025 and March 31, 2026.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs
2023
Fourth Quarter	75,613(1)	$22.61	—
2024
First Quarter	—	—	—
Second Quarter	51,038(1)	$27.41	—
Third Quarter	465,744(1)	$35.48	—
Fourth Quarter	547,960(1)	$35.68	—
2025
First Quarter	649,804	$17.52	649,804
Second Quarter	5,794,793(2)	$14.87	5,725,708
Third Quarter	156,670(1)	$12.57	—
Fourth Quarter	39,001(1)	$13.83	—
2026
First Quarter	—	—	—

(1)
The Company Shares purchased represent common stock surrendered to us to satisfy tax withholding obligations associated with the vesting of restricted shares issued to employees, pursuant to the provisions of our equity incentive plans.

(2)
69,085 Company Shares purchased represent common stock surrendered to us to satisfy tax withholding obligations associated with the vesting of restricted shares issued to employees, pursuant to the provisions of our equity incentive plans.

Past Contacts, Transactions, Negotiations and Agreements
Except as described above in “Special Factors — Background of the Merger”, “Important Information Regarding the Company — Prior Public Offerings” and “Important Information Regarding the Company — Transactions in Company Shares”, and other than the Merger Agreement and agreements entered into in connection therewith (as discussed in the sections of this proxy statement captioned “The Merger Agreement”), and certain activity related to the Company’s equity compensation awards discussed elsewhere in this proxy statement, during the past two years: (1) there were no negotiations, transactions or material contacts between the Company and its affiliates, on the one hand, and any of the Purchaser Filing Parties (in their capacity as such), on the other hand, concerning any merger, consolidation, acquisition, tender offer for or other acquisition of any class of the Company’s securities, election of the Company’s directors or sale or other transfer of a material amount of assets of the Company, (2) the Company and its affiliates did not enter into any other transaction with an aggregate value exceeding one percent of the Company’s consolidated revenues with any Purchaser Filing Party, and (3) except as described below, none of the Company’s executive officers, directors or affiliates that is a natural person entered into any transaction during the past two years with an aggregate value (in respect of such transaction or series of similar transactions with that person) exceeding $60,000 with any of the Purchaser Filing Parties.
Funds Management
Mr. Ely manages funds of Mr. Ortenzio and his family, for which Select Asset Management and Trust pays Mr. Ely fees not in excess of $20,000 per quarter.
Book Value Per Share
The net book value per Company Share as of March 31, 2026, was approximately $14.16 (calculated based on 124,016,800 Company Shares issued and outstanding as of March 31, 2026). See the section of this proxy statement captioned “Where You Can Find Additional Information” for a description of how to obtain copies of the Company’s periodic reports.
Market Price of the Company Shares
Beginning on September 25, 2009, the Company Shares have traded on the NYSE under the symbol “SEM”. The following table sets forth, for the periods indicated, the high and low sales prices per Company Share:
	Market Price
	High	Low
2023
Second Quarter	$17.06	$13.44
Third Quarter	$17.62	$13.21
Fourth Quarter	$13.43	$11.19
2024
First Quarter	$15.93	$12.13
Second Quarter	$18.82	$13.80
Third Quarter	$21.30	$16.29
Fourth Quarter	$21.55	$16.64
2025
First Quarter	$20.83	$16.20
Second Quarter	$18.61	$14.03
Third Quarter	$15.36	$11.65
Fourth Quarter	$16.99	$12.61
2026
First Quarter	$16.59	$14.53
Second Quarter (through May 18, 2026)	$16.52	$16.29
On May 18, 2026, the most recent practicable date before this proxy statement was distributed to the holders of Company Shares, the closing price of the Company Shares on the NYSE was $16.48. You are encouraged to obtain current market quotations in connection with voting your shares.
Dividends
In the past two years, the Company Board declared and paid the following dividends:
Declaration Date	Record Date	Payment Date	Dividend Per Share	Amount
				(in thousands)
February 13, 2024	March 1, 2024	March 13, 2024	$0.125	$16,045
May 1, 2024	May 16, 2024	May 30, 2024	$0.125	$16,254
July 31, 2024	August 14, 2024	August 30, 2024	$0.125	$16,194
October 30, 2024	November 15, 2024	November 26, 2024	$0.125	$16,124
February 13, 2025	March 3, 2025	March 13, 2025	$0.0625	$8,060
April 30, 2025	May 15, 2025	May 29, 2025	$0.0625	$7,885
July 30, 2025	August 13, 2025	August 28, 2025	$0.0625	$7,739
October 29, 2025	November 12, 2025	November 25, 2025	$0.0625	$7,751
February 12, 2026	March 2, 2026	March 12, 2026	$0.0625	$7,751

On April 29, 2026, the Company’s board of directors declared a cash dividend of $0.0625 per share. The dividend will be payable on or about May 28, 2026 to stockholders of record as of the close of business on May 14, 2026.

IMPORTANT INFORMATION REGARDING THE PURCHASER FILING PARTIES
This section sets forth certain information about the Purchaser Filing Parties. During the past five years, none of the persons listed in this section has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, none of the persons listed in this section has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Parent Entities and the WCAS Filing Parties
Merger Sub
Stallion MergerSub Corporation is a Delaware corporation and a wholly owned subsidiary of Parent. Merger Sub was formed on February 24, 2026 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, including the Merger. Merger Sub has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement, including the Merger.
Merger Sub’s address is c/o Welsh, Carson, Anderson & Stowe, 599 Lexington Avenue, New York, NY 10022, and its telephone number is (212) 893-9500.
Parent and Merger Sub are each affiliated with WCAS. In connection with the transactions contemplated by the Merger Agreement, including the Merger, (i) WCAS has committed to provide Parent, at or prior to the Closing, with the Equity Financing in an amount up to $880 million, on the terms and subject to the conditions set forth in the Equity Commitment Letter and (ii) the Debt Commitment Parties have committed to provide Parent with the Debt Financing, which consists of the New Revolving Commitments, on the terms and subject to the conditions set forth in the Debt Commitment Letter. Such amounts will be used to pay the aggregate Merger Consideration and any other amounts required to be paid pursuant to the Merger Agreement at or prior to the consummation of the Merger and any fees, costs and expenses of or payable by Parent and Merger Sub in connection with the Merger and the other transactions contemplated under the Merger Agreement and the Financing, as described further in this proxy statement under the caption “Special Factors — Financing of the Merger”.
In addition, WCAS and the Company have entered into the Limited Guaranty, pursuant to which WCAS has, subject to the terms and conditions contained therein, agreed to pay certain obligations of Parent or Merger Sub under the Merger Agreement, subject to an aggregate cap equal to $143,009,627, including the Parent Termination Fee and certain fees and expenses payable by Parent or Merger Sub as specified in the Merger Agreement, if applicable.
Parent
Stallion Intermediate Corporation was formed on February 24, 2026 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, including the Merger, and has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement, including arranging of the equity financing and the debt financing in connection with the Merger.
Parent’s address is c/o Welsh, Carson, Anderson & Stowe, 599 Lexington Avenue, New York, NY 10022, and its telephone number is (212) 893-9500.
WCAS Filing Parties
Parent is owned directly by Stallion Group Parent, LP, a Delaware limited partnership (“Group Parent”). Group Parent was formed solely for the purpose of holding the interests in Parent. Group Parent has not engaged in any business except for the activities incident to its formation and in connection with its ownership of Parent.

Group Parent is controlled by its general partner, Stallion Group Parent GP, LLC, a Delaware limited liability company (“Stallion GP”). Stallion GP was formed solely for the purpose of serving as the general partner of Group Parent. Stallion GP has not engaged in any business except for the activities incident to its formation and in connection with its control of the Group Parent.
The economic interests in Group Parent are owned directly by WCAS.
WCAS is controlled by its general partner, WCAS XIV Associates LLC (“Fund XIV GP”). The principal business of Fund XIV GP is that of general partner of WCAS Fund XIV.
Fund XIV GP is controlled by its managing members.
The name, address, principal occupation and citizenship of each managing member of the Fund XIV GP are set forth below.
Name	Address	Present Principal Employment	Citizenship
David Caluori	599 Lexington Avenue New York, NY 10022	General Partner	USA
Caroline Dechert	580 California St., Suite 1700 San Francisco, CA 94104	General Partner	USA
Jennifer Ding	599 Lexington Avenue New York, NY 10022	General Partner	USA
Michael E. Donovan	599 Lexington Avenue New York, NY 10022	General Partner	USA
Ting Gu	599 Lexington Avenue New York, NY 10022	General Partner	USA
Ryan Harper	599 Lexington Avenue New York, NY 10022	General Partner	USA
Frances Higgins	599 Lexington Avenue New York, NY 10022	General Partner & Co-Head of Fundraising and Investor Relations	USA
Christopher J. Hooper	580 California St., Suite 1700 San Francisco, CA 94104	General Partner	USA
Gregory G. Lau	599 Lexington Avenue New York, NY 10022	General Partner & Co-Head of Fundraising and Investor Relations	USA
D. Scott Mackesy	599 Lexington Avenue New York, NY 10022	Managing Partner	USA
Jennifer Martin	599 Lexington Avenue New York, NY 10022	General Partner & CFO	USA
Anthony J. de Nicola	599 Lexington Avenue New York, NY 10022	Chairman	USA
Nicholas O’Leary	599 Lexington Avenue New York, NY 10022	General Partner	USA
Sidney Ouyang	599 Lexington Avenue New York, NY 10022	General Partner	USA
Brian T. Regan	599 Lexington Avenue New York, NY 10022	General Partner	USA

Name	Address	Present Principal Employment	Citizenship
Thomas A. Scully	599 Lexington Avenue New York, NY 10022	General Partner	USA
Edward P. Sobol	599 Lexington Avenue New York, NY 10022	General Partner	USA
Christopher W. Solomon	599 Lexington Avenue New York, NY 10022	General Partner & Director of Capital Markets	USA
Sean M. Traynor	599 Lexington Avenue New York, NY 10022	General Partner	USA
WCAS Management, L.P. (“WCAS Management”) is a Delaware limited partnership, controlled by its general partner, WCAS Management, LLC, (“WCAS Management GP”), a Delaware limited liability company.
WCAS Management GP is controlled by its board of managers. The name, address, principal occupation and citizenship of each member of the WCAS Management GP board of managers are set forth below.
Name	Address	Present Principal Employment	Citizenship
Michael E. Donovan	599 Lexington Avenue New York, NY 10022	General Partner	USA
Christopher J. Hooper	580 California St., Suite 1700 San Francisco, CA 94104	General Partner	USA
D. Scott Mackesy	599 Lexington Avenue New York, NY 10022	Managing Partner	USA
Brian T. Regan	599 Lexington Avenue New York, NY 10022	General Partner	USA
Edward P. Sobol	599 Lexington Avenue New York, NY 10022	General Partner	USA
The principal business of each of the WCAS Filing Parties is investment. The address of each of the WCAS Filing Parties is c/o Welsh Carson Anderson & Stowe, 599 Lexington Avenue, New York, NY 10022, and the telephone number of each of the WCAS Filing Parties is (212) 893-9500.
The Rollover Holders
The name of each of the Rollover Holders is: Robert A. Ortenzio, Martin F. Jackson, the Rocco A. Ortenzio Revocable Trust, dated 8-14-2007, as amended, the Robert A. Ortenzio Descendants Trust, the Robert A. Ortenzio April 2014 Trust for Bryan A. Ortenzio, the Robert A. Ortenzio April 2014 Trust for Kevin M. Ortenzio and the Robert A. Ortenzio April 2014 Trust for Madeline G. Ortenzio.
The address of the principal offices of each of Mr. Ortenzio and Mr. Jackson is c/o Select Medical Holdings Corporation, 4714 Gettysburg Road, P.O. Box 2034, Mechanicsburg, Pennsylvania 17055.
The address of the principal offices of the Rocco A. Ortenzio Revocable Trust, dated 8-14-2007, as amended, the Robert A. Ortenzio Descendants Trust, the Robert A. Ortenzio April 2014 Trust for Bryan A. Ortenzio, the Robert A. Ortenzio April 2014 Trust for Kevin M. Ortenzio and the Robert A. Ortenzio April 2014 Trust for Madeline G. Ortenzio is c/o Select Asset Management & Trust, 4732 Gettysburg Road, Suite 401, Mechanicsburg, Pennsylvania 17055.
Mr. Ortenzio is a natural person and a U.S. citizen. Mr. Ortenzio’s principal occupation is Executive Chairman of the Board of Directors of the Company. For more information regarding Mr. Ortenzio’s material occupations, positions, office or employment during the past five years, see the section of this proxy statement captioned “Important Information Regarding the Company — Directors and Executive Officers”.

Mr. Jackson is a natural person and a U.S. citizen. Mr. Jackson’s principal occupation is Senior Executive Vice President of Strategic Finance and Operations of the Company. For more information regarding Mr. Jackson’s material occupations, positions, office or employment during the past five years, see the section of this proxy statement captioned “Important Information Regarding the Company — Directors and Executive Officers”.
The Rocco A. Ortenzio Revocable Trust, dated 8-14-2007, as amended, is a trust established under the laws of Pennsylvania for the benefits of the Marital Trust under the Rocco A. Ortenzio Revocable Trust, dated 8-14-2007, as amended, the Child’s Trust for the benefit of Robert A. Ortenzio, the Child’s Trust for the benefit of John M. Ortenzio and the Child’s Trust for the benefit of Martin G. Ortenzio. The trustee for such trust is Mr. Ortenzio, Martin J. Ortenzio, John M. Ortenzio and Select Asset Management & Trust. The principal business of such trust is to manage the assets of the trust for the beneficiary thereof. The address for such trust is c/o Select Asset Management & Trust, 4732 Gettysburg Road, Suite 401, Mechanicsburg, PA 17055.
The Robert A. Ortenzio Descendants Trust is a trust established under the laws of Delaware for the benefits of Bryan A. Ortenzio, Kevin M. Ortenzio, Madeline G. Ortenzio and their descendants. The trustee for such trust is Martin J. Ortenzio, Commonwealth Trust Company and Select Asset Management and Trust. The principal business of such trust is to manage the assets of the trust for the beneficiary thereof. The address for such trust is c/o Commonwealth Trust Company, 29 Bancroft Mills Road, Wilmington, DE 19806.
The Robert A. Ortenzio April 2014 Trust for Bryan A. Ortenzio is a trust established under the laws of Pennsylvania for the benefits of Bryan A. Ortenzio and his descendants. The trustee for such trust is Angela D. Ortenzio, Bryan A. Ortenzio, Kevin M. Ortenzio, Madeline G. Ortenzio and Select Asset Management & Trust. The principal business of such trust is to manage the assets of the trust for the beneficiary thereof. The address for such trust is c/o Select Asset Management & Trust, 4732 Gettysburg Road, Suite 401, Mechanicsburg, PA 17055.
The Robert A. Ortenzio April 2014 Trust for Kevin M. Ortenzio is a trust established under the laws of Pennsylvania for the benefits of Kevin M. Ortenzio and his descendants. The trustee for such trust is Angela D. Ortenzio, Bryan A. Ortenzio, Kevin M. Ortenzio, Madeline G. Ortenzio and Select Asset Management & Trust. The principal business of such trust is to manage the assets of the trust for the beneficiary thereof. The address for such trust is c/o Select Asset Management & Trust, 4732 Gettysburg Road, Suite 401, Mechanicsburg, PA 17055.
The Robert A. Ortenzio April 2014 Trust for Madeline G. Ortenzio is a trust established under the laws of Pennsylvania for the benefits of Madeline G. Ortenzio and her descendants. The trustee for such trust is Angela D. Ortenzio, Bryan A. Ortenzio, Kevin M. Ortenzio, Madeline G. Ortenzio and Select Asset Management & Trust. The principal business of such trust is to manage the assets of the trust for the beneficiary thereof. The address for such trust is c/o Select Asset Management & Trust, 4732 Gettysburg Road, Suite 401, Mechanicsburg, PA 17055.
None of the Rollover Holders has, to their knowledge, been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors) or been a party to any judicial or administrative proceeding and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities law or finding any violation with respect to such laws.

APPRAISAL RIGHTS
If the Merger is consummated, holders of record and beneficial owners of the Company Shares who do not vote in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), who properly demand an appraisal of their Company Shares, who continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their Company Shares through the Effective Time of the Merger, who otherwise strictly comply with the statutory requirements of Section 262 of the DGCL (“Section 262”) and who do not withdraw their demands or otherwise lose their rights to appraisal, subject to the conditions thereof, are entitled to seek appraisal of their Company Shares in connection with the Merger under Section 262. This proxy statement serves as a notice of such appraisal rights pursuant to Section 262. All references in Section 262 and in this summary (i) to a “stockholder” or a “holder of shares” are to a record holder of Company Shares, (ii) to a “beneficial owner” are to a person who is the beneficial owner of Company Shares held either in voting trust or by a nominee on behalf of such person, and (iii) to a “person” are to any individual, corporation, partnership, unincorporated association or other entity.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and is incorporated into this proxy statement by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that the holders of Company Shares or beneficial owners exercise their appraisal rights under Section 262. Holders of record and beneficial owners of Company Shares should carefully review the full text of Section 262 as well as the information discussed below. Failure to follow the steps required by Section 262 for demanding and perfecting appraisal rights may result in the loss of such rights.
Under Section 262, if the Merger is completed, holders of record or beneficial owners of Company Shares who (1) properly submit a written demand for appraisal of such holder’s or owner’s Company Shares to the Company prior to the vote on the Merger Proposal at the Special Meeting, (2) do not vote in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (3) continuously hold (in the case of a holder of record) or own (in the case of a beneficial owner) such Company Shares through the Effective Time, (4) do not withdraw their demands or otherwise lose their rights to appraisal, and (5) otherwise strictly comply with the statutory requirements and satisfy certain ownership thresholds set forth in Section 262, may be entitled to have their Company Shares appraised by the Delaware Court of Chancery and to receive payment in cash for the “fair value” of their Company Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the Effective Time through the date of payment of the judgment. If you are a beneficial owner of Company Shares and you wish to exercise appraisal rights in such capacity, in addition to the foregoing requirements, your demand must also (i) reasonably identify the holder of record of the Company Shares for which that demand is made, (ii) be accompanied by documentary evidence of your beneficial ownership of such Company Shares and include a statement that such documentary evidence is a true and correct copy of what it purports to be, and (iii) provide an address at which you consent to receive notices given by the Surviving Corporation and to be set forth on the verified list required by Section 262(f). However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who are otherwise entitled to appraisal rights unless (a) the total number of Company Shares entitled to appraisal exceeds one percent of the outstanding Company Shares eligible for appraisal or (b) the value of the consideration provided in the Merger for such total number of shares exceeds $1 million. The Company refers to these conditions herein as the “ownership thresholds”. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest on an appraisal award from the Effective Time through the date of payment of the judgment shall be compounded quarterly and shall accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the Surviving Corporation makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the Company Shares as determined by the Delaware Court of Chancery and (y) interest theretofore accrued, unless paid at that time). The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, if the proposed merger for which appraisal rights are provided is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available pursuant to Section 262 that appraisal rights are available and must include in the notice either a copy of Section 262 or information directing the Company’s stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes the Company’s notice to the holders of Company Shares that appraisal rights are available in connection with the Merger, and the full text of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Merger, any holder of record or beneficial owner of Company Shares who wishes to exercise appraisal rights, or who wishes to preserve such holder’s or owner’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A stockholder or beneficial owner who loses such holder’s or owner’s appraisal rights will be entitled to receive the Merger Consideration described in the Merger Agreement less any applicable tax withholdings. Because of the complexity of the procedures for exercising the right to seek appraisal of Company Shares, the Company believes that if a stockholder or a beneficial owner is considering exercising such rights, that stockholder or beneficial owner should seek the advice of legal counsel.
Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their Company Shares must do ALL of the following:
•
the stockholder or beneficial owner must not vote in favor of the Merger Proposal. Because a proxy that is signed and submitted but does not otherwise contain voting instructions will, unless revoked, be voted in favor of the proposal to adopt the Merger Agreement, a stockholder or beneficial owner who submits a proxy and who wishes to exercise appraisal rights must submit a proxy with instructions to vote against the proposal to adopt the Merger Agreement or to affirmatively abstain;

•
the stockholder or beneficial owner must deliver to the Company a written demand for appraisal of such holder’s or owner’s Company Shares before the vote on the Merger Proposal at the Special Meeting and such demand must reasonably inform the Company of the identity of the stockholder or the beneficial owner, as applicable, and that the stockholder or beneficial owner, as applicable, intends thereby to demand appraisal of such Company Shares (and, in the case of a demand made by a beneficial owner, the demand must reasonably identify the holder of record of the Company Shares for which the demand is made, be accompanied by documentary evidence of the beneficial owner’s beneficial ownership of the Company Shares for which appraisal is demanded, include a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which the beneficial owner consents to receive notices given by the Surviving Corporation in the Merger under Section 262 and to be set forth on the verified list required by subsection (f) of Section 262);

•
the stockholder must continuously hold or the beneficial owner must continuously own the Company Shares from the date of making the demand through the Effective Time (a stockholder or beneficial owner will lose appraisal rights if the stockholder or beneficial owner transfers the Company Shares before the Effective Time); and

•
the stockholder or beneficial owner must otherwise comply with Section 262.

Additionally, the demanding stockholder or beneficial owner or another stockholder or beneficial owner who has properly demanded appraisal or the Surviving Corporation must file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such persons within 120 days after the Effective Time of the Merger. The Surviving Corporation is under no obligation to file any petition and neither the Company, as the predecessor of the Surviving Corporation, nor the Surviving Corporation have any intention of doing so. Accordingly, it is the obligation of the holders of Company Shares or beneficial owners to take all necessary action to perfect their appraisal rights in respect of Company Shares within the time prescribed in Section 262.

After an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who asserted appraisal rights unless one of the ownership thresholds is met.
Written Demand
A stockholder or beneficial owner wishing to exercise appraisal rights must deliver to the Company, before the vote on the Merger Proposal at the Special Meeting, a written demand for the appraisal of such holder’s or beneficial owner’s Company Shares. In addition, that stockholder or beneficial owner must not vote or submit a proxy in favor of the Merger Proposal. A vote in favor of the Merger Proposal, in person at the Special Meeting or by proxy (whether by mail or via the internet or telephone), will constitute a waiver of appraisal rights in respect of the Company Shares so voted and will nullify any previously filed written demands for appraisal with respect to such stockholder’s Company Shares. A stockholder exercising appraisal rights must hold of record the Company Shares on the date the written demand for appraisal is made and must continue to hold the Company Shares of record through the Effective Time. A beneficial owner exercising appraisal rights must own the Company Shares on the date the written demand for appraisal is made and must continue to own such Company Shares through the Effective Time. For a stockholder, a proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the Merger Proposal, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. A stockholder or beneficial owner who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the Merger Proposal or abstain from voting on the Merger Proposal. Neither voting against the Merger Proposal nor abstaining from voting or failing to vote on the Merger Proposal will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Proposal. A stockholder’s or beneficial owner’s failure to make the written demand prior to the taking of the vote on the Merger Proposal at the Special Meeting will constitute a waiver of appraisal rights.
A holder of record of Company Shares is entitled to demand appraisal for the Company Shares registered in that holder’s name. A demand for appraisal in respect of Company Shares by a holder of record must reasonably inform the Company of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s Company Shares.
A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial Company Shares. A demand for appraisal in respect of such Company Shares should be executed by or on behalf of the beneficial owner and must reasonably inform the Company of the identity of the beneficial owner and that the beneficial owner intends thereby to demand an appraisal of such owner’s Company Shares. The demand made by such beneficial owner must also (1) reasonably identify the holder of record of the Company Shares for which the demand is made, (2) be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and (3) provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation and to be set forth on the verified list required by Section 262(f). If the Company Shares with respect to which a demand is made are owned of record or beneficially owned in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand should be executed by or on behalf of the record owner or beneficial owner in such capacity, and if the Company Shares are owned of record or beneficially owned by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint holders of record or beneficial owners. An authorized agent, including an authorized agent for two (2) or more joint stockholders or beneficial owners, as applicable, may execute a demand for appraisal on behalf of a stockholder or beneficial owner, as applicable; however, the agent must identify the stockholder or stockholders or beneficial owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the stockholder or stockholders or beneficial owner or owners, as applicable. A stockholder, such as a broker, bank or other nominee, who holds Company Shares as a nominee for others, may exercise his, her or its right of appraisal with respect to Company Shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of Company Shares as to which appraisal is sought. Where no number of Company Shares is expressly mentioned, the demand will be presumed to cover all Company Shares held in the name of the stockholder.

All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Select Medical Holdings Corporation
4714 Gettysburg Road
Mechanicsburg, PA 17055
Attention: Secretary
If a person who has made a demand for an appraisal in accordance with Section 262 shall deliver to the Surviving Corporation a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s Company Shares in accordance with subsection (e) of Section 262, either within 60 days after the Effective Time or thereafter with the written approval of the Surviving Corporation, then the right of such person to an appraisal of such Company Shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Delaware Court of Chancery shall not be dismissed as to any person without the approval of the court, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including without limitation, a reservation of jurisdiction for any application to the court made under subsection (j) of Section 262; provided, however that any person who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the terms offered upon the Merger within 60 days after the Effective Time. Any withdrawal of demand for appraisal made more than 60 days after the Effective Time may only be made with the written approval of the Surviving Corporation.
Notice by the Surviving Corporation
If the Merger is completed, within 10 days after the Effective Time, the Surviving Corporation will notify each record holder of Company Shares who has properly made a written demand for appraisal pursuant to Section 262 and who has not voted in favor of the Merger Proposal, and any beneficial owner who has properly demanded appraisal in accordance with Section 262, that the Merger has become effective and the Effective Time thereof.
Filing a Petition for Appraisal
Within 120 days after the Effective Time, but not thereafter, the Surviving Corporation or any person who has complied with Section 262 and who is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a person, demanding a determination of the value of the Company Shares held by all persons entitled to appraisal. The Surviving Corporation and the Company, as the predecessor of the Surviving Corporation, are under no obligation, and have no present intention, to file a petition, and the Company’s stockholders should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the Company Shares. Accordingly, any persons who desire to have their Company Shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their Company Shares within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal and any person that previously demanded appraisal will become entitled only to the Merger Consideration under the Merger Agreement.
Within 120 days after the Effective Time, any person who has complied with the requirements for an appraisal of such person’s Company Shares pursuant to Section 262 will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of Company Shares not voted in favor of the Merger Proposal and with respect to which the Company has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such Company Shares (provided that, where a beneficial owner makes a demand pursuant to Section 262, the holder of record of such shares will not be considered a separate stockholder holding such Company Shares for purposes of such aggregate number). The Surviving Corporation must give this statement to the requesting person within 10 days after receipt by the Surviving Corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by a person and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within 20 days after such service to file in the office of the Delaware Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their Company Shares and with whom agreements as to the value of their Company Shares have not been reached by the Surviving Corporation. The Delaware Court of Chancery may order that notice of the time and place fixed for the hearing of such petition be given to the Surviving Corporation and all of the persons shown on the verified list at the addresses stated therein. The forms of the notices by mail and by publication will be approved by the Delaware Court of Chancery, and the costs of any such notices will be borne by the Surviving Corporation.
At the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who have demanded appraisal for their Company Shares and who hold Company Shares represented by certificates to submit their stock certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any person fails to comply with such direction, the Delaware Court of Chancery may dismiss the proceedings as to such person.
The Delaware Court of Chancery will dismiss appraisal proceedings if, immediately prior to the closing of a proposed merger, (a) the shares of the corporation as to which appraisal rights are available were listed on a national securities exchange and (b) the holders of such shares otherwise are entitled to appraisal rights, unless (i) the total number of shares entitled to appraisal exceeds one percent (1%) of the outstanding shares of the class or series eligible for appraisal or (ii) the value of the consideration provided in the merger for such total number of shares exceeds $1 million. We refer to these conditions as the “ownership thresholds”. Given that the Company Shares are listed on the NYSE (and assuming such Company Shares remain so listed until the Closing), the Delaware Court of Chancery will dismiss any appraisal proceedings as to the holders of Company Shares who are otherwise entitled to appraisal rights unless one of the ownership thresholds is satisfied.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal, and that at least one of the ownership thresholds above has been satisfied, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the Company Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the Surviving Corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (1) the difference, if any, between the amount paid by the Surviving Corporation in such voluntary cash payment and the fair value of the Company Shares as determined by the Delaware Court of Chancery, and (2) interest accrued before such voluntary cash payment, unless paid at that time. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company”. The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the Merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger”. In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value”, but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered”.
Upon application by the Surviving Corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights. When the fair value of the Company Shares is determined, the Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the Surviving Corporation to the persons entitled thereto. Payment will be made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such court may be enforced.
Persons considering seeking appraisal should be aware that the fair value of their Company Shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the Merger if they did not seek appraisal of their Company Shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a Merger is not an opinion as to, and may not in any manner address, fair value under Section 262. Although the Company believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and holders of record and beneficial owners of Company Shares should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration and that the opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in the Merger is not an opinion as to, and does not in any manner address, fair value under Section 262. Neither the Company nor Parent anticipates offering more than the Merger Consideration to any stockholder or beneficial owner exercising appraisal rights, and each of the Company and Parent reserves the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the fair value of a Company Share is less than the Merger Consideration. If a petition for appraisal is not timely filed, neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights or other requirements imposed by Section 262 to seek and perfect appraisal are not satisfied, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. However, such costs do not include attorneys’ and expert witness fees. Each person is responsible for his, her or its own attorneys’ and expert witness fees. Although, upon application of a person whose name appears on the list filed by the Surviving Corporation pursuant to Section 262(f) who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the Company Shares entitled to an appraisal not dismissed pursuant to subsection (k) of Section 262 or subject to such an award pursuant to a reservation of judgment under such subsection (a “Reservation”). In the absence of such an order, each party bears its own expenses. Determinations by the Delaware Court of Chancery are subject to appellate review by the Delaware Supreme Court.
If any person who demands appraisal of his, her or its Company Shares under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s Company Shares will be deemed to have been converted at the Effective Time into the right to receive the Merger Consideration as provided in the Merger Agreement. A person will fail to perfect, or effectively lose or withdraw, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time, if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights or if the person delivers to the Surviving Corporation a written withdrawal of such person’s demand for appraisal in accordance with Section 262.
From and after the Effective Time, no person who has demanded appraisal rights with respect to some or all of such person’s Company Shares in compliance with Section 262 will be entitled to vote such Company Shares for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time);

provided, however, that if no petition for an appraisal is filed within the time provided in Section 262, or if such person delivers to the Surviving Corporation a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s Company Shares within 60 days after the Effective Time, then the right of such person to an appraisal of the Company Shares subject to the withdrawal will cease. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a Reservation; provided, however, that the foregoing will not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the Merger within 60 days after the Effective Time.
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of a person’s statutory appraisal rights. In that event, you will be entitled to receive the Merger Consideration for your dissenting shares in accordance with the Merger Agreement, less any applicable tax withholdings. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

PROPOSAL 1: THE MERGER PROPOSAL
The Company is asking you to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger. For a summary of and detailed information regarding this proposal, see the information about the Merger Agreement throughout this proxy statement, including the information set forth in the section of this proxy statement captioned “The Merger Agreement”. A copy of the Merger Agreement is attached as Annex A to this proxy statement. You are urged to read the Merger Agreement carefully and in its entirety.
The disinterested members of the Board of Directors, based on the recommendation of the Special Committee, unanimously recommend that you vote “FOR” this proposal.

PROPOSAL 2: THE COMPENSATION PROPOSAL
Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that the Company provide stockholders with the opportunity to vote, on a non-binding, advisory basis, on the compensation that will or may become payable by the Company to its named executive officers that is based on or otherwise relates to the Merger, as disclosed in the section of this proxy statement captioned “Special Factors — Equity Award Arrangements with Directors and Executive Officers — Golden Parachute Compensation”, including the additional disclosures referenced therein that otherwise are disclosed in the section of this proxy statement captioned “Special Factors — Equity Award Arrangements with Directors and Executive Officers”.
The Company is asking its stockholders to approve the compensation that will or may become payable by the Company to its named executive officers that is based on or otherwise relates to the Merger. These payments are set forth in the section of this proxy statement captioned “Special Factors — Equity Award Arrangements with Directors and Executive Officers — Golden Parachute Compensation” and the accompanying footnotes and additional disclosures referenced therein.
Accordingly, the Company is seeking approval of the following resolution at the Special Meeting:
“RESOLVED, that the stockholders of the Company approve on a non-binding advisory basis the compensation that will or may become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section captioned “Special Factors — Equity Award Arrangements with Directors and Executive Officers — Golden Parachute Compensation” in the Company’s proxy statement for the Special Meeting”.
The Company’s stockholders should note that this proposal is not a condition to completion of the Merger, and as a non-binding, advisory vote, the result will not be binding on the Company, the Board of Directors of the Company or Parent. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Merger is consummated the Company’s named executive officers will or may be eligible to receive the compensation that is based on or that otherwise relates to the Merger in accordance with the terms and conditions applicable to those payments.
The disinterested members of the Board of Directors unanimously recommend that you vote “FOR” this proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL
The Company is asking you to approve a proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. If the holders of the Company Shares approve this proposal, the Company can adjourn the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from holders of the Company Shares that have previously returned properly signed proxies voting against adoption of the Merger Agreement, provided that the Company may not adjourn the Special Meeting for more than 20 business days in the aggregate for such purpose. The Company may also seek approval from the holders of the Company Shares to adjourn the Special Meeting if a quorum is not present, provided that the Company may not, without Parent’s prior written consent, adjourn the Special Meeting for quorum purposes on more than two occasions. In addition, at the request of Parent, the Company shall postpone, recess or adjourn the Special Meeting to allow reasonable additional time to solicit additional proxies to the extent Parent reasonably believes necessary to obtain the Requisite Stockholder Approvals for up to two periods of up to 10 business days each. Among other things, approval of the Adjournment Proposal could mean that, even if the Company received proxies representing a sufficient number of votes against adoption of the Merger Agreement such that the proposal to adopt the Merger Agreement would be defeated, the Company could adjourn the Special Meeting without a vote on the adoption of the Merger Agreement and seek to convince the holders of those Company Shares to change their votes to votes in favor of adoption of the Merger Agreement. Finally, the chairperson of the Special Meeting is permitted by the Company’s Amended and Restated Bylaws to adjourn the Special Meeting even if the holders of the Company Shares have not approved the proposal to adjourn the Special Meeting.
The disinterested members of the Board of Directors unanimously recommend that you vote “FOR” this proposal.

STOCKHOLDER PROPOSALS AND NOMINATIONS
If the Merger is completed, the Company will have no public stockholders and there will be no public participation in any future meetings of the holders of the Company Shares. However, if the Merger is not completed, the holders of the Company Shares will continue to be entitled to attend and participate in stockholder meetings.
The Company will hold an annual meeting of stockholders in 2027 (the “2027 Annual Meeting”) only if the Merger has not already been completed and the Company remains a public company.
The SEC’s rules set forth standards as to what stockholder proposals are required to be included in a proxy statement. Any proposal of a stockholder intended to be included in the Company’s proxy statement and form of proxy/voting instruction card for the 2027 Annual Meeting, if held, must comply with the proxy submission rules of the SEC. Pursuant to Rule 14a-8 of the SEC’s rules, any such stockholder proposal intended to be included in the Company’s 2027 Annual Meeting proxy statement must be received by the Company’s Secretary at the address listed below no later than 120 calendar days prior to the anniversary date of the release of the Company’s proxy statement for the annual meeting of stockholders in 2026 (the “2026 Annual Meeting”), unless the date of the 2026 Annual Meeting is changed by more than 30 days from the date of the 2026 Annual Meeting, in which case the deadline is a reasonable time before the Company begins to print and send proxy materials. In order to be included in the Company’s 2027 Annual Meeting proxy statement pursuant to Rule 14a-8, any stockholder proposal must be received by the Secretary at the address listed below by November 4, 2026, which is 120 days prior to the anniversary date of the release of the 2026 Annual Meeting proxy statement.
In addition, the Company’s Amended and Restated Bylaws require that the Company be given advanced notice of stockholder proposals containing nominations for election to the Board of Directors or other matters which stockholders wish to present for action at an annual meeting. These requirements are separate from, and in addition to, the requirements discussed above to have the stockholder proposal included in the proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The Company’s Amended and Restated Bylaws separately require that any stockholder proposal intended to be brought before the annual meeting of stockholders, including a proposal nominating one or more persons for election as directors, be received in writing by the Company’s Secretary or Assistant Secretary at the address listed below not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, this year being between December 24, 2026 and January 23, 2027 provided, however, that in the event that the date of the 2027 Annual Meeting is advanced by more than 20 days, or delayed by more than 70 days, from the first anniversary of the 2026 Annual Meeting, the notice must be received no earlier than 120 days prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The Company’s Amended and Restated Bylaws set forth certain informational requirements for stockholders’ nominations of directors and other proposals.
In addition to satisfying the foregoing requirements under the Company’s Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company at its principal executive office no later than 60 days prior to the anniversary of the date of the 2026 Annual Meeting. If the date of the 2027 Annual Meeting is changed by more than 30 days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th day following the day on which notice of the date of such meeting is mailed or public disclosure of the date of such meeting is first made by the Company.
For any proposal that is not submitted for inclusion in the 2027 Annual Meeting proxy statement but is instead sought to be presented directly at the 2027 Annual Meeting in accordance with the provisions of the Company’s Amended and Restated Bylaws, SEC rules permit management to vote proxies in its discretion if (a) in certain cases, the Company received notice of the proposal before the close of business 45 days before the first anniversary of the mailing date of this proxy statement and advises stockholders in the 2027 Annual Meeting proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) the Company did not receive notice of the proposal prior to the close of business 45 days before the first anniversary of the mailing date of this proxy statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
Because the Merger is a “going-private” transaction, Parent, Merger Sub and the Company have filed with the SEC a Schedule 13E-3 Transaction Statement with respect to the Merger. The Schedule 13E-3 Transaction Statement, including any amendments and exhibits filed or incorporated by reference as a part of it, can be obtained by following the directions set forth below. The Schedule 13E-3 Transaction Statement will be amended to report promptly any material change in the information set forth in the most recent Schedule 13E-3 Transaction Statement filed with the SEC.
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC allows the Company to “incorporate by reference” into this proxy statement documents the Company files with the SEC. This means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement and, with respect to this proxy statement but not with respect to the Schedule 13E-3 Transaction Statement, later information that the Company files with the SEC will update and supersede such information. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed is not deemed to be incorporated by reference into this proxy statement. The Company incorporates by reference the documents listed below and, with respect to this proxy statement but not with respect to the Schedule 13E-3 Transaction Statement, any documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Special Meeting:
•
Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed on February 19, 2026, including the portions of the Company’s Definitive Proxy Statement on Schedule 14A for the April 23, 2026 annual meeting of stockholders, filed on March 4, 2026 that are incorporated by reference therein;

•
Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, filed on April 30, 2026; and

•
Current Reports on Form 8-K filed on March 2, 2026, April 24, 2026 and April 30, 2026 (other than portions of the Current Report on Form 8-K that are furnished under Item 2.02 or Item 7.01, including any exhibits included with such Items unless otherwise indicated therein).

The Company will amend the Schedule 13E-3 Transaction Statement to incorporate by reference any additional documents that it may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Special Meeting to the extent required to fulfill the Company’s obligations under the Exchange Act.
You may obtain any of the documents that the Company files with the SEC, without charge, by requesting them in writing as follows; Investor Relations, c/o Select Medical Holdings Corporation, 4714 Gettysburg Road, Mechanicsburg, Pennsylvania 17055; Telephone: 717-972-1100; E-mail: ir@selectmedical.com.
If you would like to request documents from the Company, please do so as soon as possible to receive them before the Special Meeting. If you request any documents from the Company, the Company will mail them to you by first class mail, or another equally prompt method. Please note that all of the Company’s documents that it files with the SEC are also promptly available through the “Investor Relations” section of the Company’s website, https://www.selectmedical.com/investor-relations/. The information included on the Company’s website is not incorporated by reference into this proxy statement. The website addresses, and the website addresses included in any documents incorporated by reference in this proxy statement, are not intended to function as hyperlinks, and the information contained on such websites and on the SEC’s website is not incorporated by reference in this proxy statement and you should not consider it a part of this proxy statement.

If you have any questions concerning the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of this proxy statement or need help voting your Company Shares, please contact the Company’s proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders call: (877) 800-5187 (toll-free from the U.S. and Canada) or
+1 (412) 232-3651 (from other countries)
Banks and brokers call collect: (212) 750-5833

MISCELLANEOUS
The Company has supplied all information relating to the Company, and Parent has supplied, and the Company has not independently verified, all of the information relating to Parent, Merger Sub or the Rollover Holders contained in this proxy statement.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT IN VOTING YOUR COMPANY SHARES AT THE SPECIAL MEETING. THE COMPANY HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MAY 19, 2026. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT), AND THE SENDING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

Annex A
EXECUTION VERSION
AGREEMENT AND PLAN OF MERGER
by and among
STALLION INTERMEDIATE CORPORATION,
STALLION MERGERSUB CORPORATION
and
SELECT MEDICAL HOLDINGS CORPORATION
Dated as of March 2, 2026

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER, dated as of March 2, 2026 (this “Agreement”), is entered into by and among SELECT MEDICAL HOLDINGS CORPORATION, a Delaware corporation (the “Company”), STALLION INTERMEDIATE CORPORATION, a Delaware corporation (“Parent”), and STALLION MERGERSUB CORPORATION, a Delaware corporation and a direct wholly owned Subsidiary of Parent (“Merger Sub” and, together with the Company, Parent and Merger Sub, the “Parties” and, each, a “Party”).
RECITALS
WHEREAS, the Parties intend that, on the terms and subject to the conditions set forth in this Agreement, Merger Sub shall merge with and into the Company (the “Merger”), with the Company surviving the Merger, pursuant to the provisions of the General Corporation Law of the State of Delaware (the “DGCL”);
WHEREAS, the board of directors of the Company (the “Company Board”) has duly established a special committee of the Company Board consisting only of independent and disinterested directors of the Company (the “Special Committee”) to, among other things, review, evaluate and negotiate this Agreement and the transactions contemplated hereby;
WHEREAS, the Special Committee has unanimously (a) determined that it is fair to and in the best interests of the Company and the holders (other than any Parent Affiliated Stockholders) of shares of the Company’s common stock, par value $0.001 per share (such shares, the “Company Shares”, and the holders of Company Shares other than any Parent Affiliated Stockholders, the “Unaffiliated Company Stockholders”), for the Company to enter into this Agreement and declared this Agreement and the transactions contemplated by this Agreement advisable and (b) resolved to recommend that the Company Board (x) declare this Agreement and the transactions contemplated by this Agreement advisable, (y) adopt this Agreement and approve the Merger and the other transactions contemplated by this Agreement and (z) recommend adoption of this Agreement and approval of the Merger and the other transactions contemplated by this Agreement by the holders of Company Shares (this clause (b), the “Special Committee Recommendation”);
WHEREAS, the Company Board, acting upon the Special Committee Recommendation, has (a) determined that it is fair to and in the best interests of the Company and holders of Company Shares (including the Unaffiliated Company Stockholders) for the Company to enter into this Agreement and declared this Agreement and the transactions contemplated by this Agreement advisable, (b) adopted this Agreement and approved the execution, delivery and performance of this Agreement by the Company and the consummation of the Merger and the other transactions contemplated by this Agreement, (c) resolved to recommend adoption of this Agreement and approval of the Merger and the other transactions contemplated by this Agreement by the holders of Company Shares and (d) directed that this Agreement be submitted to the holders of Company Shares entitled to vote for its adoption;
WHEREAS, the board of directors of Parent has (a) determined that it is fair to and in the best interests of Parent and its stockholder for Parent to enter into this Agreement and declared this Agreement and the transactions contemplated by this Agreement advisable and (b) adopted this Agreement and approved the execution, delivery and performance of this Agreement by Parent and the consummation of the Merger and the other transactions contemplated by this Agreement;
WHEREAS, the board of directors of Merger Sub has unanimously (a) determined that it is fair to and in the best interests of Merger Sub and Parent (as Merger Sub’s sole stockholder) for Merger Sub to enter into this Agreement and declared this Agreement and the transactions contemplated by this Agreement advisable and (b) adopted this Agreement and approved the execution, delivery and performance of this Agreement by Merger Sub and the consummation of the Merger and the other transactions contemplated by this Agreement and (c) resolved to recommend adoption of this Agreement and approval of the Merger and the other transactions contemplated by this Agreement by Parent (as Merger Sub’s sole stockholder);
WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Parent’s and Merger Sub’s willingness to enter into this Agreement, the holders of Company

Shares set forth on Section 1.01 of the Company Disclosure Letter (which may be updated by Parent following the date hereof to add holders who may enter into Rollover Agreements after the date hereof; provided that any such updates are previously approved in writing by the Special Committee (such approval not to be unreasonably withheld, conditioned or delayed)) (collectively, the “Rollover Holders”) are entering into Rollover Agreements with Parent, pursuant to which each Rollover Holder will have agreed, subject to the terms and conditions set forth therein, that certain of their Company Shares specified in accordance with such Rollover Holder’s Rollover Agreement will (a) be contributed to Parent or its Affiliate in exchange for equivalent equity interests in Parent or such Affiliate and (b) remain outstanding in the Merger (the “Rollover Shares”);
WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, Parent has (a) entered into the Equity Commitment Letter with the Equity Investor and the Debt Commitment Letter with the Debt Financing Sources party thereto, with the Equity Commitment Letter and the Debt Commitment Letter collectively providing the Required Amount and (b) delivered to the Company executed copies of each of the Equity Commitment Letter and the Debt Commitment Letter; and
WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, the Equity Investor (in such capacity, the “Guarantor”) has entered into and delivered the Guarantee with respect to certain obligations of Parent and Merger Sub under this Agreement.
NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the Parties intending to be legally bound agree as follows:
ARTICLE I
The Merger; Closing; Effective Time
1.1.   The Merger.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company, and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (hereinafter referred to as the “Surviving Corporation”) and, after the Merger, shall be a wholly owned Subsidiary of Parent and the separate corporate existence of the Company, with all of its rights, privileges, immunities, powers, franchises and authority, shall continue unaffected by the Merger, except as set forth in Article II. The Merger shall have the effects specified in the DGCL.
1.2.   Closing.   The closing for the Merger (the “Closing”) shall take place remotely by exchange of documents and signatures (or their electronic counterparts), (a) at 9:00 a.m. (New York City time), on the fourth (4th) Business Day after the day on which the last of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions at the Closing) has been satisfied or waived (and all such conditions remain satisfied or waived on such fourth (4th) Business Day) in accordance with this Agreement; provided that, if the Marketing Period has not ended at such time, Parent shall not be required to effect the Closing until the earliest of (subject to the continued satisfaction or waiver of the conditions in Article VII at such time) (i) any Business Day during the Marketing Period as may be specified by Parent on no less than two (2) Business Days’ prior written notice to the Company (it being understood that such date may be conditioned upon the simultaneous completion of the Debt Financing) and (ii) the first Business Day after the final day of the Marketing Period or (b) such other date, time and place as the Parties may agree in writing. The day on which the Closing actually occurs is referred to as the “Closing Date.”
1.3.   Effective Time.   On the Closing Date, Merger Sub and the Company shall file with the Secretary of State of the State of Delaware a certificate of merger relating to the Merger (the “Certificate of Merger”) executed in accordance with the relevant provisions of the DGCL, and the Parties shall make all other filings or recordings required under the DGCL in connection with the Merger. The Merger shall become effective at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later time as is permissible under the DGCL and as may be agreed by the Parties in writing and specified in the Certificate of Merger (the “Effective Time”).
ARTICLE II
Organizational Documents
2.1.   Surviving Corporation.   At the Effective Time, each of the certificate of incorporation and the bylaws of Merger Sub as in effect immediately prior to the Effective Time shall become the certificate of incorporation and bylaws of the Surviving Corporation (except that the name of the corporation shall be replaced with the name of the Company) (respectively, the “Charter” and the “Bylaws”) each until thereafter amended, restated or amended and restated in accordance with, or as required by, the provisions therein or applicable Law, in each case, consistent with the obligations set forth in Section 7.10.
ARTICLE III
Directors and Officers
3.1.   Directors of the Surviving Corporation.   The directors of Merger Sub, immediately prior to the Effective Time, shall, from and after the Effective Time, be the directors of the Surviving Corporation, each to hold office until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal pursuant to the Charter and Bylaws of the Surviving Corporation and applicable Law.
3.2.   Officers of the Surviving Corporation.   The officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, each to hold office until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal pursuant to the Charter and Bylaws of the Surviving Corporation and applicable Law.
ARTICLE IV
Effect of the Merger on Capital Stock;
Exchange of Eligible Shares
4.1.   Effect of the Merger on Capital Stock.   At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or any holder of any securities of Company, Parent or Merger Sub:
(a)   Merger Consideration.   Other than the Rollover Shares, Company Restricted Shares (which shall be treated as provided in Section 4.3(a)) and Company Shares (i) owned by the Company as treasury stock or (ii) otherwise owned by Parent, Merger Sub or, solely to the extent designated in writing by Parent to the Company at least two (2) Business Days prior to the Effective Time, any Affiliate of Parent so designated immediately prior to the Effective Time (such Company Shares described in the foregoing clauses (i) and (ii), the “Excluded Shares”), each Company Share that is issued and outstanding immediately prior to the Effective Time (such Company Shares, the “Eligible Shares”) shall cease to exist and automatically be converted into the right to receive, subject to Section 4.4, $16.50 in cash per Company Share, without interest (the “Merger Consideration”), and (A) each certificate formerly representing any of the Eligible Shares (each, a “Certificate”), and (B) each book-entry account formerly representing any non-certificated Eligible Shares (each, a “Book-Entry Share”), shall thereafter represent only the right to receive, as applicable, the Merger Consideration.
(b)   Treatment of Excluded Shares.   Each Excluded Share shall automatically be cancelled without payment of any consideration therefor and shall cease to exist.
(c)   Treatment of Rollover Shares.   Each Rollover Share shall be contributed (or otherwise transferred), directly or indirectly, to Parent pursuant to the terms of the Rollover Agreements prior to the Effective Time and shall as of the Effective Time automatically be cancelled without payment of any consideration therefor and shall cease to exist.

(d)   Treatment of Merger Sub Shares.   Each share of common stock, par value $0.01 per share, of Merger Sub, issued and outstanding immediately prior to the Effective Time, shall be converted into one (1) share of common stock, par value $0.01 per share, of the Surviving Corporation.
4.2.   Exchange of Eligible Shares and Delivery of Merger Consideration.
(a)   Deposit of Merger Consideration and Paying Agent.
(i)   At the Effective Time, Parent shall deposit, or cause to be deposited, with an Paying Agent selected by Parent and reasonably acceptable to the Company (such acceptance not to be unreasonably conditioned, withheld or delayed) (the “Paying Agent”), an amount in cash in immediately available funds sufficient to pay the aggregate Merger Consideration required to be paid pursuant to this Article IV (the “Payment Fund”).
(ii)   The agreement pursuant to which Parent shall appoint the Paying Agent (the “Paying Agent Agreement”) shall be in form and substance reasonably acceptable to the Company (such acceptance not to be unreasonably conditioned, withheld or delayed). Pursuant to the Paying Agent Agreement, among other things, the Paying Agent shall (A) act as the Paying Agent for the payment and delivery of the Merger Consideration and (B) invest the Payment Fund, if and as directed by Parent in accordance with the terms of the Paying Agent Agreement. Subject to the terms of the Paying Agent Agreement, any interest and other income resulting from such investment (if any) shall become a part of the Payment Fund, and any amounts (if any) in excess of the amounts payable under Section 4.1(a) shall, subject to Section 4.2(d), be promptly remitted to Parent or the Surviving Corporation as directed by Parent.
(b)   Procedures for Surrender.
(i)   As promptly as reasonably practicable after the Effective Time (and in any event within five (5) Business Days thereafter), the Surviving Corporation (with the assistance of Parent if necessary) shall cause the Paying Agent to provide or make available to each holder of record of Eligible Shares (each a “Holder”) that are (A) Certificates or (B) Book-Entry Shares not held through The Depository Trust Company (“DTC”) notice advising such holders of the effectiveness of the Merger, which notice shall include (I) appropriate transmittal materials (including a customary letter of transmittal) specifying that delivery shall be effected, and risk of loss and title to the Certificates or such Book-Entry Shares shall pass, only upon delivery of the Certificates to the Paying Agent (or affidavits of loss in lieu of the Certificates, as provided in Section 4.2(e)) or the surrender of such Book-Entry Shares to the Paying Agent (which is deemed to have been effected upon the delivery of a customary “agent’s message” with respect to such Book-Entry Shares or such other evidence reasonably acceptable to Parent or the Paying Agent, if any, of such surrender), such materials to be in such form and have such other provisions as Parent desires and reasonably acceptable to the Company (such acceptance not to be unreasonably conditioned, withheld or delayed) and (II) instructions for effecting the surrender of the Certificates (or affidavits of loss in lieu of the Certificates, as provided in Section 4.2(e)) or the Book-Entry Shares to the Paying Agent in exchange for the Merger Consideration that such holder is entitled to receive as a result of the Merger pursuant to Section 4.1(a).
(ii)   With respect to Book-Entry Shares held through DTC, Parent and the Company shall cooperate to establish procedures with the Paying Agent, DTC and such other necessary or desirable third-party intermediaries to ensure that the Paying Agent will transmit to DTC or its nominees as promptly as reasonably practicable after the Effective Time (and in any event within three (3) Business Days thereafter), upon surrender of Eligible Shares held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the Paying Agent, DTC and such other necessary or desirable third-party intermediaries, the Merger Consideration to which the beneficial owners thereof are entitled pursuant to the terms of this Agreement.
(iii)   Upon surrender to the Paying Agent of Eligible Shares that (A) are Certificates, by physical surrender of such Certificate (or affidavits of loss in lieu of the Certificates, as provided in Section 4.2(e)) together with the letter of transmittal, duly completed and validly executed, and such other documents as may be reasonably required by the Paying Agent in accordance with the terms of the materials and instructions provided by the Paying Agent, (B) are Book-Entry Shares not held through DTC, by book-receipt of an “agent’s message” by the Paying Agent in connection with the surrender of Book-Entry Shares (or such other evidence, if any, of surrender with respect to such Book-Entry Shares), in each case, pursuant to such materials and instructions as contemplated by Section 4.2(b)(i), or (C) are Book-Entry Shares held through DTC, in accordance with DTC’s customary surrender procedures and such other procedures as agreed by the Company, Parent, the Paying Agent, DTC and such other necessary or desirable third-party intermediaries pursuant to Section 4.2(b)(ii), the holder of such Certificate or Book-Entry Share shall be entitled to receive in exchange therefor, and Parent shall cause the Paying Agent to issue or pay, as applicable, and deliver as promptly as reasonably practicable (but in any event within three (3) Business Days) to such holders, an amount in cash in immediately available funds (after giving effect to any required Tax withholdings as provided in Section 4.2(f)) sufficient to make payments of any cash consideration payable pursuant to Section 4.1(a) in respect of the Eligible Shares represented by such Certificate (or an affidavit of loss in lieu of the Certificate, as provided in Section 4.2(e)) or such Book-Entry Share.
(iv)   For the avoidance of doubt, no interest will be paid or accrued for the benefit of any holder of Eligible Shares on any amount payable upon the surrender of any Eligible Shares as contemplated by the foregoing provisions of this Section 4.2(b), and any Certificates and Book-Entry Shares so surrendered shall be cancelled by the Paying Agent. Any Merger Consideration issued or paid upon surrender of a Certificate or a Book-Entry Share will be deemed to have been paid in full satisfaction of all rights pertaining to such Certificate or such Book-Entry Share.
(v)   In the event of a transfer of ownership of any Eligible Shares that are not registered in the stock transfer books of the Company or if the Merger Consideration is to be paid in a name other than that in which the Certificate or Certificates surrendered are registered in the stock transfer books or ledger of the Company, it shall be a condition of the issuance or payment of the applicable Merger Consideration that the Certificate formerly representing such Eligible Shares is properly endorsed and otherwise in proper form for surrender and presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable transfer, documentary, sales, use, stamp or registration Taxes or other similar Taxes have been paid or are not applicable, in each case, in form and substance, reasonably satisfactory to Parent and the Paying Agent. Issuance or payment of the applicable Merger Consideration with respect to Book-Entry Shares shall only be made to the Person in whose name such Book-Entry Shares are registered in the stock transfer books of the Company.
(vi)   Subject to the terms of the Paying Agent Agreement, Parent, in the exercise of its reasonable discretion, shall have the right to make all determinations, consistent with the terms of this Agreement, governing the validity of any such transmittal materials described herein and compliance by any holder of Company Shares with the procedures contemplated by this Agreement.
(c)   Transfers.   From and after the Effective Time, the stock transfer books of the Company shall be closed with respect to the Company Shares outstanding immediately prior to the Effective Time, and there shall be no transfers on the stock transfer books of the Company of any Company Shares outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificate or acceptable evidence of a Book-Entry Share formerly representing any Company Shares is presented to the Surviving Corporation, Parent or the Paying Agent for transfer, it shall be cancelled or, in the case such Company Shares are Eligible Shares, cancelled and exchanged for the Merger Consideration to which the holder thereof is entitled in accordance with this Article IV.
(d)   Termination of Payment Fund.   Any portion of the Payment Fund (including the proceeds of any investments thereof (if any)) that remains unclaimed by the holders of Shares for twelve (12) months from and after the Closing Date shall be delivered to the Surviving Corporation. Any holder of Eligible Shares who has not theretofore complied with the procedures, materials and instructions contemplated by this Article IV shall thereafter look only to the Surviving Corporation for issuance or payment of the Merger Consideration (after giving effect to any required Tax withholdings as provided in Section 4.2(f)) payable pursuant to Section 4.1(a). Notwithstanding anything to the contrary in the foregoing, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of Company Shares for any portion of the Payment Fund properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. Any Merger Consideration remaining unclaimed by the holders of Certificates or Book-Entry Shares immediately prior to such time as such amounts would otherwise escheat to, or become property of, any Governmental Entity will, to the extent permitted by applicable Law, become the property of the Surviving Corporation or an Affiliate thereof designated by the Surviving Corporation, free and clear of any claim or interest of any Person previously entitled thereto.
(e)   Lost, Stolen or Destroyed Certificates.   In the event any Certificate representing Eligible Shares shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond in customary amount and upon such terms as may be reasonably required by Parent as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent will issue or pay the Merger Consideration deliverable in respect of such lost, stolen or destroyed Certificate.
(f)   Withholding Rights.   Notwithstanding anything in this Agreement to the contrary, each of Parent, the Paying Agent and the Surviving Corporation (and any of their Affiliates or agents) shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any Person such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable state, local or non-U.S. Tax Law. To the extent that amounts are so withheld, such withheld amounts (i) shall be remitted to the applicable Governmental Entity and (ii) shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
4.3.   Treatment of Equity Awards.
(a)   Prior to the Effective Time, the Company Board (or, if appropriate, any committee thereof administering the Company Stock Plan) shall adopt such resolutions and take such other actions as may be required to provide that each Company Share that is subject to forfeiture conditions (each, a “Company Restricted Share”) outstanding immediately prior to the Effective Time shall, except in the case of any Company Restricted Shares that are Rollover Shares, vest in full as of immediately prior to the Effective Time and shall be treated the same as all other Company Shares in accordance with Section 4.1(a).
(b)   Promptly after the Effective Time (but in any event, no later than the first payroll date that occurs more than four (4) Business Days after the Effective Time), the Surviving Corporation or its applicable Affiliate shall pay through its payroll systems (or, if a payroll systems payment is not reasonably practicable, by wire transfer) the amounts due pursuant to this Section 4.3.
4.4.   Adjustments to Prevent Dilution.   Notwithstanding anything in this Agreement to the contrary, if, from the date hereof to the earlier of the Effective Time and termination of this Agreement in accordance with Article IX, the issued and outstanding Company Shares or securities convertible or exchangeable thereinto or exercisable therefor shall have been changed into a different number of shares or securities or a different class by reason of any reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger (other than the Merger), issuer tender offer or exchange offer, or other similar transaction, or a stock dividend with a record date within such period shall have been declared, then the Merger Consideration and any other similarly dependent items in this Agreement, as the case may be, shall be equitably adjusted in order to provide the holders of Company Shares the same economic effect as contemplated by this Agreement prior to such event; provided, however, nothing in this Section 4.4 shall be construed to permit the Company to take any action prohibited or restricted by the terms of this Agreement.
4.5.   Appraisal Rights.
(a)   Notwithstanding anything in this Agreement to the contrary, Company Shares that are outstanding immediately prior to the Effective Time and that are held by any Person who is entitled to demand and properly demands appraisal of such shares pursuant to, and who complies in all respects with, Section 262 of the DGCL (“Appraisal Shares”) shall not be converted into the right to receive the Merger Consideration as provided in Section 4.1(a), but instead shall be canceled and shall represent the right to receive only those rights provided under Section 262 of the DGCL; provided, however, that if any such Person shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under Section 262 of the DGCL, then the right of such Person to receive those rights under Section 262 of the DGCL shall cease and such Appraisal

Shares shall be deemed to have been converted as of the Effective Time into, and shall represent only the right to receive, the Merger Consideration as provided in Section 4.1(a), without interest thereon.
(b)   The Company shall give prompt notice to Parent of any demands received by the Company for appraisal of any Company Shares and Parent shall have the right to participate in all negotiations and Proceedings with respect to such demands. Prior to the Effective Time, (i) the Company shall not, without the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), make any payment with respect to any such demands or notices of dissent, or offer or agree to do any of the foregoing and (ii) Parent shall not, except with the prior written consent of the Company (such consent not to be unreasonably withheld, delayed or conditioned), require the Company to make any payment with respect to any demands for appraisal or notices of dissent or offer to settle or settle any such demands or notices.
ARTICLE V
Representations and Warranties of the Company
Except as set forth in the publicly available Company Reports filed with the U.S. Securities and Exchange Commission (the “SEC”) on or after January 1, 2024 and prior to the date hereof (excluding, in each case, any disclosures contained solely under the captions “Risk Factors” and “Forward-Looking Statements” that are cautionary, predictive or forward-looking in nature) or in the corresponding sections or subsections of the confidential disclosure letter delivered to Parent by the Company prior to or concurrently with entering into this Agreement (the “Company Disclosure Letter”) (it being agreed that, for purposes of the representations and warranties set forth in this Article V, disclosure of any item in any section or subsection of the Company Disclosure Letter shall be deemed disclosure with respect to any other section or subsection to which the relevance of such item is reasonably apparent on its face), the Company hereby represents and warrants to Parent and Merger Sub that:
5.1.   Organization, Good Standing and Qualification.   The Company (a) is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, (b) has all requisite corporate power and authority to own, lease and operate its properties, rights and assets and to carry on its business as presently conducted and (c) is qualified to do business and, to the extent such concept is applicable, is in good standing as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except, in the case of each of clauses (b) and (c), where the failure to have such power or authority or to be so qualified or, to the extent such concept is applicable, in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
5.2.   Capital Structure.
(a)   The authorized capital stock of the Company consists of (i) 700,000,000 Company Shares and (ii) 70,000,000 preferred shares, par value $0.001 per share, of which none are issued and outstanding as of the date hereof. As of the close of business on February 28, 2026 (the “Capitalization Date”), (i) 124,018,300 Company Shares were issued and outstanding (including 3,356,460 Company Restricted Shares) and (ii) 2,572,291 Company Shares were reserved and available for issuance pursuant to the Company Stock Plans. From the Capitalization Date to the date of this Agreement, no Company Shares or Company Restricted Shares have been issued, other than in connection with the vesting of Company Restricted Shares that were issued and outstanding as of the Capitalization Date. All of the outstanding Company Shares have been duly authorized and are validly issued, fully paid and nonassessable.
(b)   Except as described in Section 5.2(a), there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, restricted share units, performance units, phantom stock rights, profit participation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights, obligations or contracts of any kind that obligate the Company to issue or sell any shares of capital stock or other securities of the Company or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any securities of the Company, and no securities or obligations evidencing such rights are authorized, issued or outstanding, and there are no other obligations by the Company or any Company Subsidiary to make any payments based on the price or value of Company Shares. Upon any issuance of any Company Shares in accordance with the terms of the Company Stock Plans, such Company Shares will be duly authorized, validly issued, fully paid and nonassessable and free and clear of any Lien (other than Permitted Liens). The Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the holders of Company Shares on any matter.
5.3.   Subsidiaries; Joint Ventures.
(a)   Section 5.3(a) of the Company Disclosure Letter sets forth a true and complete list of all the Subsidiaries of the Company (each, a “Company Subsidiary”), the jurisdiction of organization thereof and the ownership interest of the Company in each Company Subsidiary. All of the outstanding equity interests of each such Company Subsidiary are duly authorized and validly issued, fully paid and non-assessable and are owned by the Company or a Company Subsidiary, free and clear of any Liens (other than Permitted Liens). There are no equity securities of any of any Company Subsidiary issued, reserved for issuance or outstanding and no outstanding options, warrants, convertible or exchangeable securities, subscriptions, rights (including any preemptive rights), stock appreciation rights, calls or commitments of any character whatsoever to which the Company or any of Company Subsidiary is a party or may be bound requiring the issuance or sale of equity interests of Company Subsidiary. Each Company Subsidiary (i) is a duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, (ii) has all requisite corporate power and authority to own, lease and operate its properties, rights and assets and to carry on its business as presently conducted and (iii) is qualified to do business and, to the extent such concept is applicable, is in good standing as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except, in the case of each of clauses (ii) and (iii), where the failure to have such power or authority or to be so qualified or, to the extent such concept is applicable, in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   Section 5.3(b) of the Company Disclosure Letter sets forth a true and correct list of each non-wholly owned Company Subsidiary or other joint venture, partnership or similar arrangement to which the Company or any Company Subsidiary is a party (each, a “Company JV” and the Company JVs together with the Company and the Company Subsidiaries, collectively, the “Company Entities” and, each, a “Company Entity”), the authorized capitalization of such Company JV, the number of shares of capital stock or other equity interests of each such Company JV and the record and beneficial owners thereof, such Company JV’s jurisdiction of organization and the percentage of its equity interests directly or indirectly held by the Company or Company Subsidiary. All of the outstanding shares of capital stock of, or other equity interests in, each Company JV held by the Company or a Company Subsidiary, are duly authorized, validly issued, fully paid and nonassessable (in each case, to the extent such concepts are applicable). All of the outstanding shares of capital stock of, or other equity interests in, each Company JV held by the Company or a Company Subsidiary will be owned, after the Closing, directly or indirectly, by the Company free and clear of Liens, other than Permitted Liens and transfer restrictions under the applicable Company JV Agreements.
5.4.   Corporate Authority; Approval and Fairness.
(a)   The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement, and to perform its obligations under this Agreement, and to consummate the Merger and the other transactions contemplated hereby and thereby, subject only to the Requisite Company Stockholder Approvals. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by Parent and Merger Sub, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exception”).
(b)   The Company Board, acting upon the Special Committee Recommendation, has (i) (A) determined that it is fair to and in the best interests of the Company and the holders of Company Shares (including the Unaffiliated Company Stockholders) for the Company to enter into this Agreement and declared this Agreement and the transactions contemplated by this Agreement advisable, (B) adopted this Agreement and approved the execution, delivery and performance of this Agreement by the Company and the consummation of the Merger and the other transactions contemplated by this Agreement and (C) resolved to recommend adoption of this Agreement and approval of the Merger and the other transactions contemplated by this Agreement by the holders of Company Shares (the “Company Recommendation”) and (ii) directed that this Agreement be submitted to the holders of Company Shares entitled to vote for adoption of this Agreement and approval of the Merger and the other transactions contemplated by this Agreement.
(c)   The Special Committee has (i) been duly established, (ii) received an opinion of Goldman Sachs & Co. LLC, the Special Committee’s financial advisor (the “Special Committee Financial Advisor”), to the effect that the Merger Consideration is fair, from a financial point of view, as of the date of such opinion and subject to the limitations, qualifications and assumptions set forth therein, to the Unaffiliated Company Stockholders, (iii) determined that it is fair to and in the best interests of the Company and the Unaffiliated Company Stockholders for the Company to enter into this Agreement and (iv) recommended to the Company Board that the Company Board make the Company Recommendation. The Company shall provide a copy of such written opinion of the Special Committee Financial Advisor to Parent solely for informational purposes and on a non-reliance basis as promptly as reasonably practicable following the execution of this Agreement.
5.5.   Governmental Filings; No Violations; Certain Contracts.
(a)   Other than the filings, notices, reports, consents, registrations, approvals, permits, waivers, consultation, advice, expirations of waiting periods or authorizations pursuant to, in compliance with or required to be made under, (i) the DGCL, (ii) the Exchange Act and the Securities Act, (iii) the rules and regulations of NYSE, (iv) state securities, takeover and “blue sky” Laws and (v) the HSR Act and the other rules and regulations set forth on Section 5.5(a) of the Company Disclosure Letter (the filings, notices, reports, consents, applications, registrations, approvals, permits, waivers, consultation, advice, expirations of waiting periods and authorizations contemplated by the foregoing clauses (i) through (v), the “Company Approvals”), no filings, notices, reports, consents, registrations, approvals, permits, waivers, consultation, advice, expirations of waiting periods or authorizations are required to be obtained by the Company or any other Company Entity from, or to be given by the Company or any other Company Entity to, or to be made or held by the Company or any other Company Entity with, any U.S. (whether national, state, municipal, local or county), non-U.S. or supranational or transnational governmental, regulatory, self-regulatory or quasi-Governmental Entity, entity, agency, commission, body, department or instrumentality or any court, tribunal or arbitrator or other legislative, executive or judicial governmental entity or political subdivision thereof (each, a “Governmental Entity”) or any labor or trade union, works council or other employee representative body in connection with the execution, delivery and performance by the Company of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement, except for those filings, notices, reports, consents, registrations, approvals, permits, waivers, consultation, advice, expirations of waiting periods or authorizations the failure of which to be obtained, given, made or held would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   The execution, delivery and performance of this Agreement by the Company do not, and the consummation of the Merger and the other transactions contemplated by this Agreement will not, constitute or result in (i) a conflict with, a breach or violation of, or a default under, the certificate of incorporation or bylaws of the Company (assuming the Requisite Company Stockholder Approvals are obtained), (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or a default under, the loss of any benefit under, the creation, modification or acceleration of any obligations under or the creation of a Lien (other than Permitted Liens) on any of the properties, rights or assets of any Company Entity pursuant to (A), subject to the representations and warranties contained in Section 6.13 being true in all respects, the Existing Debt Documents, or (B) any other Contract binding upon any Company Entity or, assuming (solely with respect to performance of this Agreement and consummation of the Merger and the other transactions contemplated by this Agreement) compliance with the matters referred to in Section 5.5(a), under any applicable Law to which the Company, any Company Subsidiary is subject or (iii) any change in the rights or obligations of any party under any Contract legally binding upon any Company Entity, except, in the case of each of clauses (ii) and (iii) directly above, for any such conflict, breach, violation, termination, default, loss, creation, modification, acceleration or change that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

5.6.   Company Reports; Financial Statements.
(a)   The Company has filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed by it with or furnished by it to the SEC pursuant to the Exchange Act or the Securities Act since January 1, 2024 (the forms, statements, certifications, reports and other documents filed with or furnished to the SEC since January 1, 2024 and those filed with or furnished to the SEC subsequent to the date hereof, including any amendments thereto, the “Company Reports”). Each of the Company Reports, at the time of its filing or being furnished complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) applicable to the Company Reports. The Company Reports did not (or with respect to Company Reports filed after the date of this Agreement, will not) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Since January 1, 2024, the Company has not consummated any unregistered offering of securities that by the terms of such offering requires subsequent registration under the Securities Act. No Company Entity other than the Company is subject to the periodic reporting requirements of the Exchange Act (other than in its capacity as a Company Subsidiary or Company JV, as applicable). There are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the Company Reports. To the Knowledge of the Company, as of the date hereof, none of the Company Reports is the subject of ongoing SEC review or outstanding SEC investigations.
(b)   Each of the chief executive officer of the Company and the chief financial officer of the Company (or each former chief executive officer of the Company and each former chief financial officer of the Company, as applicable) has made all applicable certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to the Company Reports, and the statements contained in such certifications are true and accurate in all material respects. For purposes of this Agreement, “chief executive officer” and “chief financial officer” have the meanings given to such terms in the Sarbanes-Oxley Act. The Company does not have outstanding nor has it arranged any outstanding “extensions of credit” to directors or executive officers within the meaning of Section 402 of the Sarbanes-Oxley Act.
(c)   The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of NYSE. Except as permitted by the Exchange Act, including Sections 13(k)(2) and (3) or rules of the SEC, since the enactment of the Sarbanes-Oxley Act, neither the Company nor any of its Affiliates has made, arranged or modified (in any material respect) any extensions of credit in the form of a personal loan to any executive officer or director of the Company.
(d)   The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are reasonably designed to provide reasonable assurance that all information required to be disclosed by the Company is reported on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC and other public disclosure documents. The Company’s internal control over financial reporting (as defined in Rule 13a-15 or 15d-15, as applicable, under the Exchange Act) is reasonably designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes policies and procedures that (i) pertain to the maintenance of records that are in reasonable detail and accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on its financial statements.
(e)   Since January 1, 2024, none of the Company Board nor, to the Knowledge of the Company, the Company’s auditors have been advised of, and the Company’s principal executive officer, principal financial officer and principal accounting officer are not aware of and have not disclosed, based on their most recent evaluation prior to the date of this Agreement, to the Company’s auditor and the Company Board (i) any “significant deficiencies” or “material weaknesses” (each as defined in Rule 12b-2 of the Exchange Act) in the systems of internal controls over financial reporting that has not been subsequently remedied or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.
(f)   Each of the consolidated balance sheets included in or incorporated by reference into the Company Reports (except as may be indicated in the notes and schedules thereto) presents fairly, and, in the case of Company Reports to be filed after the date hereof, will, when filed, present fairly, in all material respects, the consolidated financial position of the Company and its consolidated Company Subsidiaries as of its date and each of the related consolidated statements of operations, comprehensive income, changes in equity and income and cash flows included in, or incorporated by reference into, the Company Reports (except as may be indicated in the notes and schedules thereto) presents fairly, and, in the case of Company Reports to be filed after the date hereof, will, when filed, present fairly, in all material respects, the consolidated results of operations, retained earnings (loss) and changes in financial position, as the case may be, of the Company and its consolidated Company Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that will not be material in amount or effect in accordance with GAAP consistently applied during the periods involved, except as may be noted therein). Each such consolidated balance sheet or related statements of operations, comprehensive income, changes in equity and income and cash flows included in or incorporated by reference into the Company Reports (except as may be indicated in the notes and schedules thereto) complied as to form at the time it was filed in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and was prepared in conformity with GAAP (except, in the case of unaudited interim financial statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto).
(g)   No Company Entity is a party to, nor has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company, on the one hand, and any Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act)), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company and its consolidated Subsidiaries in the Company’s published financial statements or other Company Reports.
5.7.   Absence of Certain Changes.
(a)   Since December 31, 2025 through the date of this Agreement, (i) except for actions taken in connection with the execution and delivery of this Agreement and the transactions contemplated hereby, the Company and the Company Entities have conducted their business in the ordinary course of business consistent with past practice in all material respects and (ii) none of the Company or any Company Entity has taken or omitted to take any action which, if taken or omitted to be taken after the date of this Agreement and prior to the Closing Date without the prior written consent of Parent, would constitute a breach of clauses (ii), (iii), (viii), (x), (xvii) (xviii) or (xix) of Section 7.1(a) or, solely with respect to the foregoing clauses, clause (xxi) of Section 7.1(a).
(b)   Since December 31, 2025 through the date of this Agreement, there has not been a Company Material Adverse Effect.
5.8.   Litigation and Liabilities.   There are no Proceedings pending or, to the Company’s Knowledge, threatened in writing by or before any Governmental Entity against or involving any Company Entity, or any property or asset of any Company Entity or Managed Practice, except for those that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company Entities and the Managed Practices have, since January 1, 2024, timely responded in material compliance with any notice, request for information, subpoena, civil investigative demand or other filing or action required in response to a Proceeding or Order, except for any failure that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No Company Entity is subject to any Order that remains outstanding against such Company Entity that restricts in any material respect the manner in which the Company Entities conduct their businesses or that would prevent the consummation of the Merger or the other transactions contemplated hereby. Except for obligations or liabilities (a) reflected or reserved against in the Company’s consolidated balance sheet as of December 31, 2025 (including the related notes and schedules) included in the Company Reports filed prior to the date hereof, (b) incurred in the ordinary course of business consistent with past practice since the date of such balance sheet, (c) that are executory obligations arising under Contracts to which the Company or any Company Subsidiary is a party (other than as a result of a breach thereof or default thereunder by the Company or any Company Subsidiary), (d) incurred in connection with the transactions contemplated by this Agreement (including the Merger), and (e) that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company does not have any liabilities or obligations of any nature (whether accrued, absolute, matured, unmatured, contingent or otherwise) that would be required by GAAP to be reflected on a consolidated balance sheet.
5.9.   Compliance with Laws; Licenses; Anti-Corruption Laws; Import and Export Laws.
(a)   Since January 1, 2024, the business of the Company Entities and the Managed Practices has not been, and is not being, conducted in violation of any federal, state, local, municipal or foreign law, statute or ordinance or common law, or any rule, regulation, standard, judgment, code, Order, arbitration award, or License of any Governmental Entity (collectively, “Laws”, which includes Healthcare Laws), except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   Since January 1, 2024, each Company Entity and Managed Practice has obtained and has been in compliance with all permits, licenses, certifications, approvals, certificates of need, registrations, consents, accreditations, authorizations, franchises, variances, waivers, exemptions and Orders or similar authorizations issued or granted by a Governmental Entity (“Licenses”) necessary to conduct its business as presently conducted, and is not in default under or violation of (and no event has occurred that, with or without the giving of notice, lapse of time or both, would constitute a material default or material violation) any term, condition or provision of any such License, except for those the absence of which, the noncompliance with, default under or violation of would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Section 5.9(b) of the Company Disclosure Letter sets forth a list of the Company Entities’ material Licenses that are necessary for, or govern, significant revenue sources. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each License is in full force and effect and (ii) the Company has taken all measures reasonably necessary (including by making all applications, submissions, declarations and filings required by applicable Law or the applicable Governmental Entity) to extend any License to prevent the expiration thereof. The operation of the business of the Company Entities as presently conducted is not, and has not been since the January 1, 2024, in violation of, nor is any Company Entity in default or violation under, any License, and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation of any material term, condition or provision of any License, except where such default or violation of such License would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There are no Proceedings pending or, to the Company’s Knowledge, threatened, that seek the revocation, cancellation, withdrawal, suspension, recission, termination or adverse modification of any License or indicate such License will not be renewed in the ordinary course, including any Proceedings where penalties may be imposed, except where such revocation, cancellation, adverse modification or non-renewal would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since January 1, 2024, no Company Entity or Managed Practice has received any written notice of any noncompliance or alleged noncompliance with any Licenses, except where such noncompliance would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(c)   For the past three (3) years, (i) no Company Entity or any of their respective Affiliates or any of their or their Affiliates’ respective officers, directors, employees or, to the Knowledge of the Company, any other Person acting on behalf of the Company, has granted, paid, offered or promised to grant or pay, or authorized or ratified the granting of payment, directly or indirectly, of any rebates, monies or anything of value to any Government Official or any political party or candidate for political office, or to any other Person for the purpose of (A) influencing any act or decision of such Government Official in his or her official capacity, (B) inducing such Government Official to do, or omit to do, any act in relation to his or her lawful duty, (C) securing any improper advantage or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, in each case, in order to assist any Company Entity, any of their Affiliates or any Person acting on behalf of any Company Entity, including any officer, director, employee, agent and Affiliate thereof, in obtaining or retaining business for or with, or directing business to, any Person or to secure any other improper benefit or advantage; (ii) each Company Entity, each of their Affiliates and each of their and their Affiliates’ respective officers, directors, employees and, to the Knowledge of the Company, each other Person acting on behalf of the Company Entities have complied with all Anti-Corruption Laws; and (iii) the Company Entities (A) have instituted policies and procedures reasonably designed to ensure compliance with the Anti-Corruption Laws, (B) have maintained such policies and procedures in full force and effect, (C) have not been subject to any pending Proceeding or, to the Company’s Knowledge, threatened with any Proceeding that alleges any violation of any of the Anti-Corruption Laws and (D) have not made a voluntary disclosure to a Governmental Entity in respect of any of the Anti-Corruption Laws.
(d)   For the past three (3) years, each Company Entity has at all times conducted its export and import and related transactions in accordance with all applicable Import and Export Laws in all material respects.
(e)   Except as would not be prohibited by Import and Export Laws, no Company Entity has engaged in, nor is now knowingly engaging in, any material dealing or transaction with (i) any Person that is or was the subject or the target of sanctions administered by OFAC or (ii) any Person in any country or territory that is the subject or target of sanctions administered by OFAC (at the time of this Agreement, the Crimea, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the non-government controlled areas of the Kherson and Zaporizhzhia regions of Ukraine, Cuba, Iran, North Korea and Syria).
5.10.   Material Contracts.
(a)   Except for this Agreement, the other agreements entered into in connection with the transactions contemplated hereby and any Contracts filed as exhibits to the Company Reports, Section 5.10(a) of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of:
(i)   any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company;
(ii)   each Contract to which any Company Entity is a party that by its terms calls for aggregate payments by or to the Company or any Company Subsidiary of more than $25,000,000 in any annual period or $50,000,000 over the remaining term of such Contract;
(iii)   each Contract to which any Company Entity is a party, in each case, relating to the acquisition or disposition by any such Company Entity of properties or assets, in each case, for aggregate consideration of more than $50,000,000, except for acquisitions and dispositions of properties and assets in the ordinary course of business;
(iv)   each material Contract that (A) restricts in any material respect the ability of any Company Entity to compete with any business or in any geographical area or (B) grants “most favored nation” status or contains “exclusivity” requirements obligations that, following the Closing, would purport to apply to any Company Entity, Parent or any of their respective Affiliates;
(v)   each Contract that grants to any person any option, right of first offer or right of first refusal or similar right to purchase, lease, sublease, license, use, possess or occupy any assets of any Company Entity that has a value in excess of $25,000,000;
(vi)   each joint venture, partnership, limited liability, operating or other similar Contracts providing for the governance or control of any Company JV (collectively, the “Company JV Agreements” and, each, a “Company JV Agreement”);
(vii)   each Contract that is a settlement, conciliation or similar agreement (A) that has been entered into with any Governmental Entity since January 1, 2024 that includes payments in excess of $25,000,000 or provides for equitable relief that would be material and adverse to the Company and its Subsidiaries, taken as a whole, (B) pursuant to which any Company Entity is obligated after the date of this Agreement to pay consideration in excess of $25,000,000 or (C) that would otherwise materially limit the operation of the Company and the Company Subsidiaries, taken as a whole, as currently operated;

(viii)   any Contract containing a put, call or similar right pursuant to which any Company Entity could be required to purchase or sell, as applicable, any equity interests of any Person or assets that have a fair market value or purchase price of more than $25,000,000;
(ix)   any Contract (other than a Benefit Plan) between any Company Entity, on the one hand, and any director or executive officer of the Company or any Person beneficially owning five percent or more of the outstanding Company Shares or any of their respective Affiliates (other than the Company and a Company Subsidiary), on the other hand;
(x)   any Contract to which any Company Entity is a party that is a collective bargaining agreement or similar agreement with a labor union, works council or similar organization;
(xi)   any Contract under which any Company Entity (A) licenses or sublicenses (or grants rights in or to use) material Company Owned Intellectual Property to any third party, (B) licenses or sublicenses (or is granted rights in or to use) material Intellectual Property Rights from any third party or (C) has entered into any covenant not to sue or assert immunity from suit with respect to material Intellectual Property Rights, including any material coexistence agreements and material settlement agreements (in each case, other than (v) non-disclosure agreements, (w) non-exclusive licenses granted by a Company in the ordinary course of business to third parties, (x) non-exclusive licenses granted to a Company Entity by any customer, employee, consultant, or independent contractor of a Company Entity or a Company Subsidiary in the ordinary course of business, (y) licenses of commercially available Software on generally available terms or (z) licenses to open source, public, or freeware Software, or other materials);
(xii)   any Material Lease; and
(xiii)   any material Contract between any Company Entity or Managed Practice and any Governmental Entity, except for any Contract entered into in the ordinary course of business.
Each Contract set forth (or required to be set forth) in Section 5.10(a) of the Company Disclosure Letter, each Contract that would be required to be set forth thereon had it been entered into prior to the date hereof and each Contract that is required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act is referred to herein as a “Material Contract.”
(b)   The Company has made available to Parent true and complete copies of each Material Contract in effect as of the date of this Agreement. Except (i) as may be limited by the Bankruptcy and Equity Exception and (ii) as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (A) each Material Contract is valid and binding on the Company Entity party thereto and, to the Knowledge of the Company, each other party thereto, (B) each Material Contract is in full force and effect and, to the Knowledge of the Company, there is no breach or default under any Material Contract by any other party thereto, (C) there is no breach or default under any Material Contract by any Company Entity, (D) no event has occurred that with the lapse of time or the giving of notice or both would constitute a breach or default under any Material Contract by any Company Entity and (E) to the Knowledge of the Company, no event has occurred that with the lapse of time or the giving of notice or both would constitute a breach or default under any Material Contract by any other party thereto.
5.11.   Real Property.
(a)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, a Company Entity is the sole owner of each parcel of real property owned by the Company Entities (together with all buildings, improvements and fixtures located thereon and all appurtenances thereto, collectively, the “Owned Real Property”) and Company or one of the other Company Entities has good, valid and marketable title to each parcel of Owned Real Property, free and clear of all Liens, except for Permitted Liens. Section 5.11(a) of the Company Disclosure Letter sets forth the address of each parcel of Owned Real Property that is material to the business of the Company and the Company Subsidiaries, taken as a whole, and identifies the Company Entity that is the owner thereof.
(b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, a Company Entity holds a valid and existing leasehold, subleasehold or licensee interest in the real property that is leased, subleased, licensed, used or otherwise occupied by the Company

Entities from another Person (collectively, the “Leased Real Property”), free and clear of all Liens, except for Permitted Liens. Section 5.11(b) of the Company Disclosure Letter sets forth a description of each real property lease, sublease, license or occupancy agreement that underlies the Leased Real Property that is material to the business of the Company and the Company Subsidiaries, taken as a whole (each, a “Material Lease”) and identifies the Company Entity that is the tenant, subtenant or licensee thereunder, and the street address of the applicable Leased Real Property subject thereto. None of the Company Entities have received any written notice regarding any violation, breach or default under any such Material Lease that has not since been cured, except for violations or breaches that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(c)   The Owned Real Property and the Leased Real Property collectively constitute all of the material real property necessary to operate the business of the Company and the Company Subsidiaries as currently conducted, taken as a whole. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) no condemnation event is pending or, to the Knowledge of the Company, threatened, with respect to any Owned Real Property or, to the Knowledge of the Company, any Leased Real Property, (ii) no casualty event has occurred with respect to any Owned Real Property or Leased Real Property that has not been remedied, (iii) no Company Entity has leased, subleased, licensed or otherwise granted to any Person the right to use or occupy any portion of any Owned Real Property or Leased Real Property, and (iv) the Owned Real Property and Leased Real Property are in operable condition, subject to normal wear and tear and ongoing repairs or refurbishments in the ordinary course of business and are sufficient for the conduct of the business of the Company Entities as currently conducted.
5.12.   Employee Benefits.
(a)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) each Benefit Plan (including any related trusts) has been established, operated and administered in compliance with its terms and applicable Laws, including ERISA and the Code; (ii) all contributions or other amounts payable by the Company with respect to each Benefit Plan have been paid or accrued in accordance with the terms of such Benefit Plan and applicable Law (iii) there are no pending or, to the Knowledge of the Company, threatened claims (other than routine claims for benefits) or Proceedings by a Governmental Entity by, on behalf of or against any Benefit Plan or any trust related thereto; and (iv) each Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the U.S. Internal Revenue Service or is entitled to rely upon a favorable opinion issued by the U.S. Internal Revenue Service and, to the Knowledge of the Company, nothing has occurred that would adversely affect the qualification or Tax exemption of any such Benefit Plan.
(b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any ERISA Affiliate has maintained, established, participated in or contributed to, or is or has been obligated to contribute to, or has otherwise incurred any obligation or liability (including any contingent liability) under, (i) a plan that is subject to Section 412 of the Code or Section 302 or Title IV of ERISA or (ii) any “multiemployer plan” within the meaning of Section 3(37) of ERISA. No Benefit Plan provides benefits or coverage in the nature of health, life or disability insurance following retirement, other than coverage or benefits (i) required to be provided under Part 6 of Title I of ERISA or Section 4980(B)(f) of the Code, or any other applicable Law, (ii) the full cost of which is borne by the employee or former employee (or any of their beneficiaries) or (iii) pursuant to an applicable agreement, plan or policy requiring the Company or any Company Subsidiary to pay or subsidize COBRA premiums for a terminated employee following the employee’s termination of employment.
(c)   Except as set forth in this Agreement, none of the execution, delivery or performance of this Agreement or the consummation of the Merger will, either alone or in combination with another event, (i) entitle any current or former employee, director, officer or independent contractor of the Company or any of the other Company Entities (collectively, “Company Employees”) to any payment, severance pay or increase in severance pay, (ii) accelerate the time of payment or vesting, or increase the amount of any payment or benefit due to any Company Employee under any material Benefit Plan, (iii) cause the Company to transfer or set aside any assets to fund any payments or benefits under any Benefit Plan or (iv) limit or restrict the right to amend, terminate or transfer the assets of any Benefit Plan on or following the Effective Time.

5.13.   Labor Matters.
(a)   The Company is not a party to, and the Company is not currently negotiating, any collective bargaining agreement or similar agreement with a labor union, works council or similar organization. To the Knowledge of the Company, (i) no demand for recognition as the exclusive bargaining representative of any employees of the Company or any other Company Entities (in their capacities as such) has been made by or on behalf of any labor union, works council or similar organization within the last three (3) years, and (ii) there is no pending or threatened, strike, lockout, slowdown or work stoppage by the employees of the Company or any other Company Entities against the Company or any Company Entity.
(b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) there are no Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of the other Company Entities by or before any Governmental Entity arising out of or relating to labor or employment practices, (ii) the Company and the other Company Entities are in compliance with applicable Laws relating to employment, employment practices and the termination of employment, including equal employment opportunity, employment nondiscrimination, immigration (including the Immigration Reform and Control Act of 1986), wages, classification of employees, fair labor standards, pay equity and workers’ compensation and occupational health and safety and, (iii) to the Knowledge of the Company, since January 1, 2024, there have been no investigations of the Company or any other Company Entity by any Governmental Entity relating to labor or employment practices.
5.14.   Environmental Matters.   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (a) the Company Entities are, and since January 1, 2024 have been, in compliance with all applicable Environmental Laws, which compliance includes obtaining, maintaining and complying with all Licenses required under Environmental Laws for the operation of its business; (b) there is no Proceeding, and no notice of violation or potential responsibility, arising under any Environmental Law that is pending or, to the Knowledge of the Company, threatened against a Company Entity; (c) none of the Company Entities are subject to any legally binding agreement, order, settlement, judgment, injunction, or decree involving outstanding or unresolved obligations or liabilities under Environmental Laws on the part of a Company Entity; (d) no Person has been exposed to any Hazardous Material at a property or facility owned or operated by any Company Entity at levels in excess of applicable permissible exposure levels; (e) there is and has been no Hazardous Material present or Released on, at, under, or from any property or facility owned or operated by any Company Entity, or any other location to which any Hazardous Materials were sent by or on behalf of any Company Entity for treatment or disposal, in a manner and concentration that would reasonably be expected to result in any claim against or any obligation or liability of a Company Entity under any Environmental Law; and (f) none of the Company Entities have assumed or retained, by contract or operation of law, any known liability of another Person arising under Environmental Laws.
5.15.   Tax Matters.
(a)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(i)   (A) The Company and each other Company Entity has timely filed all Tax Returns required to be filed (taking into account any extensions of time within which to file such Tax Returns) and (B) all such Tax Returns are true, correct and complete in all respects. The Company Entities have paid all Taxes due and payable by the Company Entities (whether or not shown as due on such Tax Returns).
(ii)   There are no audits, examinations, assessments or other proceedings pending or threatened in writing in respect of any Taxes of the Company Entities. None of the Company Entities has waived any statute of limitations or agreed to any extension of time with respect to a Tax assessment or deficiency other than automatic extensions or waivers obtained in the ordinary course of business.
(iii)   The Company Entities have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor or stockholder.

(iv)   None of the Company Entities has entered into any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any similar provision of state, local or non-U.S. Law).
(v)   None of the Company Entities is a party to any Tax indemnification, sharing, allocation, reimbursement or similar agreement (other than ordinary course commercial agreements or arrangements that are not primarily related to Taxes) or has any liability for Taxes of any Person (other than the Company Entities) under U.S. Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law) or as transferee or successor.
(vi)   There are no Liens for Taxes upon any property or assets of the Company Entities, except for Permitted Liens.
(vii)   None of the Company Entities has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify as a transaction to which Section 355 or 361 of the Code applies.
(viii)   No claim has ever been made by a Governmental Entity in a jurisdiction in which any of the Company Entities does not file a Tax Return that any such Company Entity is required to file a Tax Return or subject to Tax in that jurisdiction.
(b)   As of the Closing, the Company Board shall have received the opinion of KPMG LLP, or another accounting firm or law firm as the Company may reasonably determine and reasonably acceptable to Parent (the “Tax Advisor”), to the effect that the Merger and the other transactions contemplated herein will not cause the spin-off of the stock of Concentra Group Holdings Parent, Inc. to fail to qualify for tax-free treatment under Section 355 of the Code (the “Tax Opinion”).
5.16.   Intellectual Property; Information Security; Data Privacy.
(a)   Section 5.16(a) of the Company Disclosure Letter sets forth a complete list of all registrations and applications, jurisdictions of such registrations and applications, and registration or application dates (as applicable) and recorded owners of all such registrations and applications for all Registered Company Intellectual Property as of the date of this Agreement. All Registered Company Intellectual Property is subsisting and in full force and effect, and, to the Knowledge of the Company, valid and enforceable.
(b)   The Company or a Company Subsidiary, as the case may be, exclusively owns all right, title and interest in and to the material Company Owned Intellectual Property, in each case without any restriction that would materially impair the ownership of such Intellectual Property Rights following the Closing and in each case free and clear of all Liens other than Permitted Liens and, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or a Company Subsidiary owns or otherwise has the right to use, pursuant to a valid Contract or other right, all other Intellectual Property Rights used in the conduct of the business as presently conducted by the Company Entities. No current or former employee, consultant, contractor or other service provider of any Company Entity retains any ownership interest, Lien or other right in or to any material Company Owned Intellectual Property.
(c)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the operation of the businesses of the Company Entities as currently conducted is not infringing, misappropriating or otherwise violating (and since January 1, 2024, has not infringed, misappropriated or violated) any Intellectual Property Rights of any Person, and the Company Entities have not received any written claim, notice or allegation (including any cease-and-desist letter or invitation to license) asserting the same, and to the Knowledge of the Company, no Person is infringing, misappropriating or otherwise violating any Company Owned Intellectual Property. There is no, and, since January 1, 2024, there has not been, any Proceeding pending or threatened in writing against a Company Entity alleging that the operation of the business of a Company Entity is infringing, misappropriating or otherwise violating any Intellectual Property Right of any Person or challenging the ownership, validity, enforceability or use of any material Company Owned Intellectual Property, nor is there any outstanding Order restricting the use, registration or enforcement of any material Company Owned Intellectual Property.
(d)   The Company Entities take (and, since January 1, 2024, have taken) commercially reasonable measures to protect and maintain each item of material Company Owned Intellectual Property (including the confidentiality of the material Trade Secrets included in the Company Owned Intellectual Property) and the confidentiality of all other material third party confidential Intellectual Property Rights used in the conduct of the business as presently conducted by the Company Entities. To the Knowledge of the Company, there have been no material unauthorized uses or disclosures of any such Trade Secrets or confidential information.
(e)   No Company Entity or material Company Owned Intellectual Property is subject to any pending or outstanding Order or other disposition of a dispute that adversely and materially restricts the use of any such Company Owned Intellectual Property.
(f)   All Persons who invented, developed or created material Company Owned Intellectual Property for or on behalf of any of the Company Entities (whether as employees, independent contractors or otherwise) have irrevocably assigned in writing to the applicable Company Entities all of their rights in same that do not vest initially with such applicable Company Entities by operation of Law. No such Person has retained any right to use any material Company Owned Intellectual Property for any purpose other than on behalf of any of the Company Entities.
(g)   No material software that is distributed or made available by any of the Company Entities to others incorporates, uses or interacts with any open source or similar software in a manner that would require any of the Company Entities to license or make available its material proprietary source code to any Person, authorize the creation of derivate works, or distribute such software at no or reduced cost, in such circumstances, and no Person (other than employees and contractors, for the purpose of performing services for any of the Company Entities) has possession of, or any current or contingent right to possess, any material proprietary source code of any of the Company Entities. The Company Entities and the Managed Practices have not used any Personal Data in developing, building, instructing, using or training any artificial intelligence technology (collectively, “AI Programs”) in material violation of any applicable Privacy Laws. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company Entities’ development, deployment, maintenance, offering and operation of any AI Program is, and since January 1, 2024, has been in compliance with applicable AI Laws.
(h)   To the Knowledge of the Company, no Company IT Assets contain any Malicious Code. The Company IT Assets operate and perform in all material respects in accordance with their documentation and functional specifications and are adequate and sufficient in all material respects for the conduct of the business of the Company Entities as currently conducted. The Company Entities have implemented commercially reasonable disaster recovery and backup plans and procedures for the Company IT Assets, and have taken commercially reasonable measures to protect the confidentiality, integrity, security and continuous operation of the Company IT Assets, including to (i) protect against loss and unauthorized access, disclosure, processing or use of the Company IT Assets and (ii) detect for and prevent the introduction of any Malicious Code into such Company IT Assets. Since January 1, 2024, the Company IT Assets have not materially malfunctioned or failed where such malfunction or failure has not been corrected, and, since January 1, 2024, there has not been any material outage, or to the Knowledge of the Company, interruption, incident of unauthorized access, unauthorized use or other material security breach of the Company IT Assets, nor has the Company received any written notice of any material claim, investigation or alleged violation of applicable Law relating to the security, availability or integrity of the Company IT Assets.
(i)   Since January 1, 2024: (i) each of the Company Entities and Managed Practices has, in all material respects, complied with (A) Privacy Laws, (B) Privacy Policies and (C) the requirements of any Contract concerning information security and data privacy to which the Company Entities and the Managed Practices are subject; (ii) the Company Entities and the Managed Practices have entered into Business Associate Agreements or, as applicable, Subcontractor Business Associate Agreements (in each instance, as defined by HIPAA) where required by HIPAA, and have taken commercially reasonable steps to require any entity with which the Company Entities have agreed to exchange, since such date, any Personal Data to implement appropriate security measures designed to protect Personal Data in material compliance with applicable Privacy Laws; (iii) to the Knowledge of the Company, the Company Entities and the Managed Practices have not experienced a material data breach or incident, including any breach or security incident as defined by HIPAA, resulting in loss or unauthorized use of or access to Personal Data, including, any material data breach or material incident resulting in loss or unauthorized use of or access to Personal Data stored or processed by or on behalf of any Company Entity or made any disclosures or notifications to any Governmental Entity, patient, or payor regarding any such data breach or material incident; and (iv) the

Company Entities and the Managed Practices have not been the subject of any material complaint or Proceeding related to their collection, use, storage, transfer, security or processing of Personal Data, nor have they been required to provide notice to, nor, to the Knowledge of the Company, subject to an investigation by nor inquiry from, any Governmental Entity or affected individual in connection with any such breach or incident.
5.17.   Insurance.   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (a) the Company Entities maintain or are otherwise covered by insurance in such amounts and against such risks as is sufficient to comply with applicable Law and Material Contracts to which a Company Entity is a party or is bound and, (b) as of the date of this Agreement, all insurance policies with respect to the business and assets of the Company Entities are in full force and effect (except for any expiration thereof in accordance with its terms), all premiums due thereon have been paid in full, no written notice of cancellation or modification has been received, and there is no existing default or event that, with the giving of notice or lapse of time or both, would constitute a default by any insured thereunder.
5.18.   Takeover Statutes.   Assuming that the Company Unaffiliated Stockholder Approval has been obtained, the Company has taken all action necessary to permit the execution, delivery and performance of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement under Section 203 of the DGCL and, accordingly, none of Section 203 of the DGCL, any other “fair price”, “moratorium”, “control share acquisition” or other similar anti-takeover statute or regulation (each, a “Takeover Statute”) that is applicable to the Company or any anti-takeover provision in the Company’s certificate of incorporation or bylaws prohibits the execution, delivery and performance of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement.
5.19.   Brokers and Finders.   Neither the Company nor any officers, directors or employees thereof has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders fees in connection with the Merger or the other transactions contemplated by this Agreement, except that the Special Committee has employed the Special Committee Financial Advisor as its financial advisor. The Company has made available to Parent a good faith estimate of the fees and expenses to which the Special Committee Financial Advisor is entitled in connection with the Merger and any other transaction contemplated by this Agreement.
5.20.   Healthcare Regulatory Matters.
(a)   No Company Entity or Managed Practice, or, to the Company’s Knowledge, any of its or their respective directors, officers, limited liability company managers or employees, is, or since January 1, 2021 has been, (i) a party to a corporate integrity agreement with the Office of the Inspector General of the Department of Health and Human Services (“OIG”) or any deferred or non-prosecution agreement, judgment, order, consent, decree, monitoring agreement, plan of correction or any similar agreement with any other federal or state Governmental Entity relating to alleged noncompliance with any applicable Healthcare Laws, (ii) subject to reporting obligations pursuant to any settlement agreement entered into with any Governmental Entity relating to alleged noncompliance with any applicable Healthcare Laws, (iii) a defendant to any pending and unsealed qui tam/false claims act litigation either at a federal or state level relating to alleged noncompliance with any applicable Healthcare Laws, (iv) served with or received any search warrant, subpoena, civil investigation demand, request for information or contact letter by or from any Governmental Entity alleging or inferring that any Company Entity is currently in violation of any applicable Healthcare Laws, (v) debarred, excluded or suspended from participating in any Government Healthcare Program, (vi) subject to a civil monetary penalty assessed under Section 1128A of the Social Security Act or any regulation promulgated thereunder, or assessed any other fine or penalty by any other Governmental Entity in connection with any violation of any Program requirement, (vii) listed on the General Services Administration published list of parties excluded from federal procurement programs and non-procurement programs, (viii) convicted of or entered a plea of guilty or nolo contendere to any criminal or civil offense relating to the delivery of any item or service under a state or Government Healthcare Program or (ix) engaged in any activity in violation of, or that is cause for, civil penalties or mandatory or permissive exclusion under any Healthcare Law.
(b)   Since January 1, 2021, each Company Entity and Managed Practice has timely filed all material reports, claims, data, statements, contracts, documents, registrations, filings or submissions required by Healthcare Laws to be filed by them with any Governmental Entity or Program. Except as would not, individually or in the aggregate, reasonably be expected to be material to the business of the Company and the Company Subsidiaries, taken as a whole, all such registrations, claims, reports, data, filings and submissions of the Company Entities were true, accurate and complete, and in compliance with Healthcare Laws when filed or as amended or supplemented, and no material deficiencies or liabilities have been asserted by any Governmental Entity with respect to such registrations, claims, reports, data, filings or submissions that have not been satisfied. Since January 1, 2021, each Company Entity and Managed Practice have timely paid, or made reasonable provision to pay, resolved or appealed all known refunds, overpayments, discounts or adjustments that have become due with respect to all such claims, submissions and reports, and has not knowingly received and retained reimbursements from any Programs in excess of the amounts permitted by applicable Healthcare Laws, except as would not, individually or in the aggregate, reasonably be expected to be material to the business of the Company and the Company Subsidiaries, taken as a whole.
(c)   Each of the Company Entities and the Managed Practices have, and since January 1, 2021 have had, an operational compliance program that (i) governs all licensed healthcare providers and other workforce members, (ii) is consistent with the standards and guidance promulgated by the OIG, (iii) complies with applicable industry codes of conduct and (iv) addresses compliance with applicable Healthcare Laws. Each Company Entity and Managed Practice operates in compliance, in all material respects, with such compliance program and consistent with all applicable Healthcare Laws. The Company Entities and the Managed Practices conduct debarment, exclusion and disqualification screening on all licensed providers, directors, officers, employees, vendors and independent contractors upon hire or engagement and monthly thereafter.
(d)   Each of the Company Entities and the Managed Practices is, and has been since January 1, 2021, qualified and certified (to the extent such qualification or certification is required by applicable Healthcare Laws or the applicable Program) for participation in all Programs from which any such entity seeks or receives reimbursement for services applicable to any such entity, and are in good standing with the Program in which the applicable entity participates or receives payment. The billing practices of each of the Company Entities and the Managed Practices, as applicable, with respect to all patients and Programs are, and since January 1, 2021 have been, in material compliance with all applicable payor agreements, Programs and Healthcare Laws. No action is pending to suspend, limit, terminate or revoke the status of any of the Company Entities or the Managed Practices as a provider in any Program, and none of the Company Entities or the Managed Practices has been provided notice by any Program of its intention to suspend, limit, terminate, revoke or fail to renew any contractual arrangement with such entity as a participating provider of services in whole or in part.
5.21.   Related Party Transactions.   As of the date of this Agreement, other than any Benefit Plan, and except as set forth in the Company Reports, none of the Company Entities are party to any transaction or arrangement or series of related transactions or arrangements between a Company Entity, on the one hand, and any (a) present or former executive officer (as such term is defined in the Exchange Act) or director of a Company Entity or any Company Subsidiary, (b) beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of 5% or more of any class or series of the equity securities of the Company or any Company Subsidiary or (c) Affiliate, “associate” or member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the foregoing Persons described in clause (a) or (b) (but only, with respect to the Persons in clause (b), to the Knowledge of the Company), on the other hand, in each case, as would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act (each of the foregoing, a “Related Party Transaction”)
5.22.   Information Furnished.   None of the information supplied or to be supplied in writing by or on behalf of the Company expressly for inclusion in the Proxy Statement or the Schedule 13e-3 to be filed by the Company with the SEC will, on the date the Proxy Statement and the Schedule 13e-3 is first mailed (including by electronic delivery if permitted) to stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing sentence, no representation or warranty is made by the Company with respect to (a) any information or statement made or incorporated by reference in the Proxy Statement or the Schedule 13e-3 that was not supplied by or on behalf of the Company for use therein or (b) any forward-looking statements or projections included in the Proxy Statement or the Schedule 13e-3, other than that such information was prepared in good faith based on assumptions believed to be reasonable at the time of delivery thereof.

5.23.   Existing Debt Documents.   Subject to the representations and warranties contained in Section 6.13 being true and correct in all material respects, (a) there exists no Default or Event of Default (as such terms are defined in the respective Existing Debt Documents) under any Existing Debt Document and (b) the execution, delivery and performance of this Agreement by the Company, including after giving pro forma effect to the transactions contemplated by this Agreement (including the Merger and the Debt Financing in an amount no greater than the amount committed to in the Debt Commitment Letter), would not result in any Default or Event of Default (as such terms are defined in the respective Existing Debt Documents) under any Existing Debt Document.
5.24.   No Other Representations or Warranties.   Except for the representations and warranties of the Company contained in this Article V and in any certificate delivered pursuant to this Agreement, the Company is not making and has not made, and no other Person is making or has made on behalf of the Company, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby. The Company acknowledges and agrees that, except for the representations and warranties contained in Article VI, none of Parent, Merger Sub, any other Affiliate of Parent or any other Person acting on behalf of Parent, Merger Sub or any such Affiliate makes any representation or warranty, express or implied, with respect to Parent, Merger Sub or any other Affiliate of Parent or with respect to any other information provided to the Company or any of its Representatives or any other Person in connection with the transactions contemplated by this Agreement, including the accuracy or completeness thereof, nor is the Company or any of its Representatives relying thereon.
ARTICLE VI
Representations and Warranties of Parent and Merger Sub
Parent and Merger Sub, jointly and severally, represent and warrant to the Company as follows:
6.1.   Corporate Organization.   Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite organizational power and authority to carry on its business as presently conducted. Each of Parent and Merger Sub is duly qualified or licensed to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction where the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, other than where the failure to be so qualified, licensed or in good standing would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or impair Parent’s or Merger Sub’s ability to consummate the transactions contemplated hereby.
6.2.   Organizational Documents.   Parent has, prior to the date of this Agreement, furnished to the Company a true and complete copy of the certificate of incorporation, bylaws or other organizational documents of each of Parent and Merger Sub, in each case, as amended to date. Such certificates of incorporation, bylaws or other organizational documents are in full force and effect. Neither Parent nor Merger Sub is in violation of any of the provisions of its certificate of incorporation, bylaws or other organizational documents, except such violations that would not, individually or in the aggregate, reasonably be expected to materially impede, materially delay or prevent Parent’s or Merger Sub’s ability to consummate the transactions contemplated hereby.
6.3.   Authority Relative to This Agreement.   Each of Parent and Merger Sub has all requisite power and authority to execute and deliver this Agreement and each of the other documents to be executed and delivered by Parent or Merger Sub pursuant to this Agreement, to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated by this Agreement have been duly and validly authorized by all necessary organizational action, and no other organizational proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement (subject to the filing and recordation of appropriate merger documents as required by the DGCL). This Agreement has been duly and validly executed and delivered by Parent and Merger Sub, and, assuming due authorization, execution and delivery by the Company constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.

6.4.   No Conflict; Required Filings and Consents; Agreements.
(a)   The execution and delivery of this Agreement by Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated by this Agreement will not, (i) conflict with or violate the certificate of formation, limited liability company agreement, certificate of incorporation or bylaws (or equivalent organizational documents) of Parent or Merger Sub or, (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or a default under, the loss of any benefit under, the creation, modification or acceleration of any obligations under or the creation of a Lien on any of the properties, rights or assets of Parent or Merger Sub to any Contract binding upon Parent or Merger Sub, including the Commitment Letters, or, under any applicable Law to which the Company, Parent or Merger Sub is subject or (iii) assuming that all filings, notifications and other actions under the HSR Act and the other rules and regulations set forth on Section 5.5(a) of the Company Disclosure Letter have been made or taken, conflict with or violate any Law applicable to Parent or Merger Sub or by which Parent or Merger Sub or their respective properties or assets is bound, except, in the case of each of clauses (ii) and (iii), for any such conflicts or violations that would not, individually or in the aggregate, reasonably be expected to materially impede, materially delay or prevent Parent’s or Merger Sub’s ability to consummate the transactions contemplated hereby.
(b)   The execution and delivery of this Agreement by Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated by this Agreement will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to materially impede, materially delay or prevent Parent’s or Merger Sub’s ability to consummate the transactions contemplated hereby, (ii) applicable requirements of the Securities Act and the Exchange Act, (iii) any filings and notifications required under the rules and regulations of NYSE, (iv) the filing of appropriate merger documents as required by the DGCL and (v) compliance with the HSR Act and the other rules and regulations set forth on Section 5.5(a) of the Company Disclosure Letter.
6.5.   Ownership of Shares.   None of Parent, Merger Sub or their Affiliates is or has been an “interested shareholder” under Section 203 of the DGCL. As of the date of this Agreement, Parent, Merger Sub, the Equity Investor and the Rollover Holders, taken together, beneficially own (within the meaning of Section 13 of the Exchange Act and the rules and regulations promulgated thereunder) 15,403,156 Company Shares.
6.6.   Absence of Litigation.   As of the date of this Agreement, there is no Proceeding pending or, to the Knowledge of Parent, threatened in writing against Parent, any of its Subsidiaries or the Guarantor, or any property or asset of Parent, any of its Subsidiaries or the Guarantor by or before any Governmental Entity, that would reasonably be expected to prevent or materially delay the Merger or the other transactions contemplated by this Agreement. Neither Parent nor any of its Subsidiaries is subject to any Order that remains outstanding against Parent or any of its Affiliates that would reasonably be expected to prevent or materially delay the Merger or the other transactions contemplated by this Agreement.
6.7.   Operations of Parent and Merger Sub.   Each of Parent and Merger Sub (a) were formed solely for the purpose of engaging in the Merger and the other transactions contemplated by this Agreement, (b) has engaged in no other business activities or operations other than as contemplated by this Agreement and matters ancillary thereto, or related to the Merger or the other transactions contemplated by this Agreement and (c) has any liabilities or obligations, whether accrued, absolute, contingent or otherwise, other than those arising under or in connection with this Agreement, the Commitment Letters or the other transaction documents contemplated hereby. There is no agreement outstanding pursuant to which any person has any existing or contingent right to acquire any equity in Merger Sub. Merger Sub is a wholly-owned Subsidiary of Parent.
6.8.   Financing.
(a)   Parent has delivered to the Company true, complete and correct copies of the fully executed (i) equity commitment letter dated March 2, 2026 from WCAS XIV, L.P. (the “Equity Investor”, and such letter, the

“Equity Commitment Letter”), pursuant to which the Equity Investor has agreed, subject to the terms and conditions thereof, to contribute or invest in Parent the amount set forth therein (the “Equity Financing”) and (ii) debt commitment letter dated March 2, 2026 from the Debt Financing Sources party thereto pursuant to which such Debt Financing Sources have committed, upon the terms and subject to the conditions set forth therein, to provide debt financing in the aggregate principal amounts set forth therein for the purpose of funding a portion of the Required Amount (the “Debt Financing”) (together with all exhibits, schedules and annexes thereto (if any), and the executed fee letters associated therewith (redacted in the manner set forth below), collectively, the “Debt Commitment Letter”, and, together with the Equity Commitment Letter, the “Commitment Letters”). The Debt Financing pursuant to the Debt Commitment Letter and the Equity Financing pursuant to the Equity Commitment Letter are collectively referred to in this Agreement as the “Financing.” The fee letters delivered to the Company pursuant hereto shall be subject to customary redactions of fee amounts, pricing terms and “market flex” related solely to economic terms and, in each case, which redacted information does not relate to or impact conditionality, enforceability or the amount or availability of the Debt Financing.
(b)   Except as set forth in the Commitment Letters delivered to the Company on or prior to the date hereof, there are no conditions precedent or other contingencies to the obligations of the Debt Financing Sources to fund the full principal amount of the Debt Financing in accordance with the terms of the Debt Commitment Letter or to the obligations of the Equity Investor to fund the full amount of the Equity Financing in accordance with the terms of the Equity Commitment Letter, to the extent necessary to fund the Required Amount. Assuming satisfaction (or waiver in accordance with Section 10.2 or Section 10.3) of the conditions set forth in Section 8.1 and Section 8.2, as of the date hereof, Parent does not have any reason to believe that it will be unable to satisfy any of the conditions to the Financing applicable to it in the Commitment Letters or that the Equity Investor or any of the Debt Financing Sources will not perform their obligations thereunder, in each case at, prior to or concurrently with the Closing.
(c)   Assuming the satisfaction (or waiver in accordance with Section 10.2 or Section 10.3) of the conditions set forth in Section 8.1 and Section 8.2 and completion of the Marketing Period, the Financing, when funded in full in accordance with the Commitment Letters delivered to the Company on or prior to the date hereof, shall provide Merger Sub with immediately available cash prior to or concurrently with the Effective Time sufficient for Parent and Merger Sub and to pay the aggregate Merger Consideration and any other amounts required to be paid pursuant to this Agreement at or prior to the consummation of the Merger and any fees, costs and expenses of or payable by Parent and Merger Sub in connection with the Merger and the other transactions contemplated hereunder and the Financing (collectively, the “Required Amount”).
(d)   As of the date hereof, each of the Commitment Letters are (i) legal, valid and binding obligations of Parent and, to the Knowledge of Parent, of each of the other parties thereto (subject, in the case of the Debt Commitment Letter, to the Bankruptcy and Equity Exception) and (ii) in full force and effect. No event has occurred that, with or without notice, lapse of time, or both, would (x) constitute a default or breach or a failure to satisfy a condition precedent on the part of Parent under the terms and conditions of any of the Commitment Letters or (y) result in the Financing being unavailable or materially delayed at the Effective Time or on the Closing Date. As of the date hereof, Parent is not aware of any fact, occurrence or circumstance that makes, or with or without notice, lapse of time, or both, would make, or reasonably be expected to make, any of the assumptions, or the representations or warranties of Parent in any of the Commitment Letters inaccurate, incomplete or misleading in any material respect. As of the date hereof, no Debt Financing Source has notified Parent of its intention to terminate its commitment under the Debt Commitment Letter, or not to provide any portion of the Debt Financing, and the Equity Investor has not notified Parent of its intention to terminate its commitment under the Equity Commitment Letter or not to provide any portion of the Equity Financing. Parent has paid, or caused to be paid, in full any and all commitment fees or other fees required to be paid pursuant to the terms of the Commitment Letters on or before the date of this Agreement and will have paid in full any amounts under the Commitment Letters that are due at or prior to the Effective Time and on or prior to the Closing Date. As of the date hereof, none of the Commitment Letters have been modified, amended, restated, supplemented or otherwise altered, and none of the commitments under any of the Commitment Letters have been withdrawn, terminated, amended, modified, repudiated or rescinded in any respect.
6.9.   Guarantee.   Concurrently with the execution of this Agreement, Parent has delivered to the Company the duly executed guarantee, duly executed by the Guarantor, dated as of the date of this Agreement, in favor of the Company in respect of Parent’s obligation to pay the Parent Termination Fee and the Additional Obligations, subject to the Expense Cap (the “Guarantee”). The Guarantee is (a) a legal, valid and binding obligation of the Guarantor, (b) enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception and (c) in full force and effect. As of the date of this Agreement, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach on the part of the Guarantor under the Guarantee.
6.10.   Brokers.   Prior to the Closing, the Company will not be responsible for any brokerage, finder’s or other fee or commission to any broker, finder or investment banker in connection with the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Merger Sub.
6.11.   Information Supplied.   None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub for inclusion in the Proxy Statement or the Schedule 13e-3 will, at the time such document is first mailed (including by electronic delivery if permitted) to the stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
6.12.   No Vote of Parent Stockholders; Required Approval.   No vote or consent of the holders of any class or series of capital stock of Parent or the holders of any other securities of Parent (equity or otherwise) is necessary to adopt this Agreement or to approve the Merger or the other transactions contemplated by this Agreement. The vote or consent of Parent as the sole stockholder of Merger Sub is the only vote or consent of the holders of any class or series of capital stock of Merger Sub necessary to approve the Mergers and adopt this Agreement, which consent shall be given immediately following the execution of this Agreement.
6.13.   Permitted Holders.   Each of Parent and the Equity Investor qualify (and at the Closing, will qualify) as Permitted Holders (as such term is defined under the Existing Debt Documents).
6.14.   Solvency.   Each of Parent, Merger Sub and the Surviving Corporation will be Solvent (as defined below) as of the Effective Time and immediately after the consummation of the transactions contemplated by this Agreement. No transfer of property is being made by Parent, Merger Sub, the Surviving Corporation or any their respective Subsidiaries (or is contemplated being made) and no obligation is being incurred (or is contemplated being incurred) by Parent, Merger Sub, the Surviving Corporation or any of their respective Subsidiaries in connection with the transactions contemplated by this Agreement (or any series of related transactions or any other transactions in close proximity with the transactions contemplated by this Agreement) with the intent to hinder, delay or defraud either present or future creditors of the Company, the Surviving Corporation, Parent, Merger Sub, or any of their respective Subsidiaries. For purposes of this Agreement, the term “Solvent” when used with respect to any Person, means that, as of any date of determination (a) the amount of the “fair saleable value” of the assets and property of such Person, in each case, will, as of such date, exceed (i) the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with applicable Laws governing determinations of the insolvency of debtors, and (ii) the amount that will be required to pay the probable liabilities of such Person on its existing debts (including contingent and other liabilities) as such debts become absolute and mature, (a) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date, and (b) such Person will be able to pay its liabilities, including contingent (it being understood that the amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability), subordinated and other liabilities, as they mature. For purposes of this definition, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, including contingent, subordinated and other liabilities, as they mature” means that such Person will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due.

6.15.   No Other Representations or Warranties.   Except for the representations and warranties expressly made by Parent and Merger Sub in this Article VI, none of Parent, Merger Sub or any other Person makes or has made or is making any representation or warranty of any kind whatsoever, express or implied, at Law or in equity, with respect to Parent, Merger Sub or their respective Affiliates or businesses, operations, assets, liabilities, condition (financial or otherwise), notwithstanding the delivery or disclosure to the Company or any of its Affiliates or Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing. Except for the representations and warranties expressly made by the Company in Article V or in any certificate delivered pursuant to this Agreement, Parent and Merger Sub hereby acknowledge that neither the Company nor any of the other Company Entities, nor any other Person, makes or has made or is making any other representation or warranty of any kind whatsoever, express or implied, at Law or in equity, with respect to the Company or any of the other Company Entities or their Affiliates or their respective businesses, operations, assets, liabilities, condition (financial or otherwise), notwithstanding the delivery or disclosure to Parent, Merger Sub or any of their respective Affiliates or Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing.
ARTICLE VII
Covenants
7.1.   Interim Operations.
(a)   The Company covenants and agrees that, from the execution of this Agreement until the Effective Time (unless Parent shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed), and, except (x) as otherwise expressly required by this Agreement, (y) as set forth in Section 7.1(a) of the Company Disclosure Letter or (z) as required by applicable Law, the Company shall, and shall cause the Company Subsidiaries and each Company JV over which the Company exercises control, to conduct its business in the ordinary course of business consistent with past practice in all material respects and to use reasonable best efforts to preserve its business organizations substantially intact and maintain existing relations and goodwill with Governmental Entities, customers, suppliers, creditors, employees, lessors and business associates and others having material business dealings with it. Without limiting, and in furtherance of, the foregoing, from the execution of this Agreement until the Effective Time, except (1) as otherwise expressly required by this Agreement, (2) as set forth in Section 7.1(a) of the Company Disclosure Letter or (3) as required by applicable Law, (i) the Company will not, and will not permit the Company Subsidiaries and each Company JV over which the Company exercises control to and (ii) with respect to any Company JV over which the Company does not exercise control but in which the Company holds applicable veto rights or similar protective minority owner rights, the Company will exercise such rights to prevent such non-controlled Company JV from taking any action that, if taken by the Company, would require Parent’s consent under this Section 7.1(a) (in the case of each of the forgoing clause (i) and (ii), unless Parent shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed)):
(i)   adopt or propose any change in its certificate of incorporation or bylaws, limited liability company agreement, operating agreement, partnership agreement or other organizational or formational documents;
(ii)   (A) adopt a plan of merger, consolidation, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any Company Entity (other than reorganizations solely by or among wholly owned Company Subsidiaries) or (B) enter into a material new line of business;
(iii)   acquire or commit to acquire any assets outside of the ordinary course of business consistent with past practice from any other Person for consideration in excess of $25,000,000 in any individual transaction or series of related transactions or $50,000,000 in the aggregate;
(iv)   issue, sell, pledge, dispose of, grant, transfer or encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer or encumbrance of, any shares of capital stock of the Company or any Company Subsidiary (other than the issuance of shares in respect of the vesting of Company Restricted Shares outstanding as of the date hereof in accordance with their terms and, as applicable, the Company Stock Plans as in effect on the date hereof or as the same may be amended in accordance with the terms of this Agreement), securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities;
(v)   create, incur or permit to exist any Lien (other than any Permitted Lien) on any material assets, rights or properties of the Company or any Company Subsidiary;
(vi)   (i) acquire any real property or enter into any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee), (ii) dispose of any Owned Real Property or terminate or allow to lapse any Material Lease or (iii) modify or amend or exercise any right to renew any Material Lease or waive any term or condition thereof or grant any consents thereunder, in the case of each of clauses (i) through (iii), other than in the ordinary course of business consistent with past practice;
(vii)   make any loans, advances, guarantees or capital contributions to or investments in any Person, other than in respect of any Company JV that is not controlled by the Company (directly or indirectly) to the extent required in accordance with the terms of the applicable Company JV Agreement as in effect on the date hereof;
(viii)   declare, authorize, establish a record date for, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or other equity, property or a combination thereof) in respect of, any of its capital stock, other than (x) dividends or distributions by a Company Subsidiary or Company JV to the Company or a Company Subsidiary or (y) regular quarterly cash dividends by the Company in an amount not to exceed $0.0625 per fiscal quarter, with record and payment dates consistent with past practice;
(ix)   reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire or offer to redeem, repurchase or otherwise acquire, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock (other than the withholding of shares to satisfy withholding Tax obligations upon the vesting of Company Restricted Shares outstanding as of the date hereof in accordance with their terms and, as applicable, the Company Stock Plans as in effect on the date hereof or as the same may be amended in accordance with the terms of this Agreement);
(x)   other than any borrowings of “Revolving Loans” as defined in the Credit Agreement as in effect on the date hereof (to the extent that such loans are incurred with respect to revolving commitments under the Credit Agreement as in effect on the date hereof), incur any indebtedness for borrowed money with an aggregate principal amount in excess of $100,000,000 or guarantee such indebtedness of another Person, or issue or sell any debt securities or warrants or other rights to acquire any debt security of the Company;
(xi)   other than as contemplated by the Company’s capital expenditure plan made available to Parent, make or authorize capital expenditure in excess of $50,000,000 in the aggregate during any twelve (12)-month period beginning on or after the date hereof;
(xii)   enter into any Contract that would have been a Material Contract had it been entered into prior to this Agreement other than in the ordinary course of business consistent with past practice;
(xiii)   amend or modify in any material respect, fail to renew, cancel or terminate any Material Contract other than in the ordinary course of business consistent with past practice;
(xiv)   amend any material License in any material respect, or allow any such License to lapse, expire or terminate, other than (A) amendments, renewals or extensions of Licenses in the ordinary course of business consistent with past practice or (B) non-renewal or non-extension of Licenses that are not necessary to conduct the Company’s business as then conducted;
(xv)   except as expressly provided for by Section 7.10, amend, modify, terminate or cancel a material insurance policy (or reinsurance policy) or self-insurance program of the Company in effect as of the date hereof, unless, substantially simultaneously with such termination or cancellation, replacement policies underwritten by insurance and reinsurance companies of nationally recognized standing or self-insurance programs, in each case, providing coverage equal to or greater than the coverage under the terminated or canceled policies for substantially similar premiums, as applicable, are in full force and effect;
(xvi)   make any material changes with respect to accounting methods, policies or procedures, except as required by GAAP or by applicable Law;
(xvii)   other than with respect to Transaction Litigation, which is governed by Section 7.11(c), settle or compromise any Proceeding which would reasonably be expected to (A) prevent or materially delay or impair the consummation of the Merger or the other transactions contemplated by this Agreement, (B) involve any material injunctive or equitable relief or impose material restrictions on the Company’s business, taken as a whole, (C) involve any criminal liability or any admission of material wrongdoing, material wrongful conduct by the Company, or the settlement of any civil or criminal liability under any federal or state false claims acts or similar causes of action, or (D) involve payments by the Company or any Company Entity in excess of $20,000,000 individually or $40,000,000 in the aggregate;
(xviii)   (A) make, change, revoke or rescind any material election relating to Taxes, (B) adopt or change any accounting period or method with respect to Taxes, (C) make any amendment with respect to any material Tax Return, (D) agree to an extension or waiver of the statute of limitations with respect to the assessment or examination of any material Tax, (E) settle or compromise any material Tax liability or Proceeding, (F) enter into any material Tax indemnification, sharing, allocation, reimbursement or similar agreement (other than ordinary course commercial agreements or arrangements that are not primarily related to Taxes), (G) execute any closing agreement relating to a material amount of Tax with or request any ruling with respect to Tax from any Governmental Entity or (H) surrender any right to claim a material Tax refund;
(xix)   transfer, sell, lease, license, assign, exchange, swap, grant a covenant not to sue or similar rights in connection with, sublicense, mortgage, surrender, divest, cancel, abandon or allow to lapse or expire or otherwise dispose of any material assets, rights, properties or businesses (including capital stock of any Company Subsidiary or Company JV and intangible property or Intellectual Property Rights), except (A) for sales of products or services in ordinary course commercial transactions consistent with past practice, (B) for sales or other dispositions of obsolete assets, equipment or property (including Company Owned Intellectual Property) that is no longer used in the operations of the Company Entities, in each case, in the ordinary course of business consistent with past practice, or (C) for non-exclusive licenses to third parties in the ordinary course of business consistent with past practice;
(xx)   except (A) in the ordinary course of business consistent with past practice or (B) as required pursuant to the terms of any Benefit Plan or collective bargaining agreement, (i) grant to any director or executive officer any material increase in compensation, (ii) grant to any director or executive officer any material increase in severance, retention, change in control or termination pay, except as otherwise expressly contemplated by this Agreement, (iii) establish, adopt, enter into or amend in any material respect any collective bargaining agreement or material Benefit Plan or (iv) amend or modify the terms of any outstanding Company Restricted Shares; or
(xxi)   agree, commit, arrange, consent, authorize, resolve or enter into any understanding to do any of the foregoing.
(b)   Nothing contained in this Agreement is intended to give Parent, directly or indirectly, the right to control or direct the Company’s or the other Company Entities’ operations prior to the Effective Time. Prior to the Effective Time, the Company Entities shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over their respective operations.
7.2.   Company Acquisition Proposals.
(a)   No Solicitation or Negotiation.   The Company agrees that, except as expressly permitted by this Section 7.2, neither it nor any of its directors, officers and employees shall, and that it shall instruct and use its reasonable best efforts to cause its investment bankers, attorneys, accountants and other advisors or representatives (such directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives, collectively, “Representatives”), in each case acting solely on behalf of the Company and not Parent or its Affiliates, not to, directly or indirectly:
(i)   initiate, solicit or knowingly encourage or facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Company Acquisition Proposal;
(ii)   engage in, continue or otherwise participate in any discussions or negotiations regarding, or that would reasonably be expected to lead to, any Company Acquisition Proposal, or provide any nonpublic information or data to any Person in connection with the foregoing, in each case, except to notify such Person of the existence of the provisions of this Section 7.2;
(iii)   except for an Acceptable Confidentiality Agreement entered into in accordance with this Section 7.2(a), enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement relating to any Company Acquisition Proposal or that would require the Company to abandon, terminate or fail to consummate the Merger (each, an “Acquisition Agreement”);
(iv)   approve, endorse or recommend any proposal that constitutes, or would reasonably be expected to lead to any Company Acquisition Proposal; or
(v)   resolve or agree to do any of the foregoing.
Notwithstanding anything to the contrary in the foregoing provisions of this Section 7.2(a), prior to the time, but not after, the Requisite Company Stockholder Approvals are obtained, the Company and its Representatives may, after complying with Section 7.2(e), (A) provide information in response to a request therefor by a Person who has made an unsolicited bona fide written Company Acquisition Proposal after the date of this Agreement that did not result from a material breach of this Section 7.2 if the Company receives from the Person so requesting such information an executed Acceptable Confidentiality Agreement; provided, however, that such information has previously been made available to Parent or is made available to Parent prior to or promptly after the time such information is made available to such Person; and (B) engage or otherwise participate in any discussions or negotiations with any Person who has made such an unsolicited bona fide written Company Acquisition Proposal that did not result from a material breach of this Section 7.2, if and only to the extent that, (I) prior to taking any action described in clause (A) or (B) directly above, the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee determines in good faith after consultation with its outside legal counsel and financial advisor that the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law and (II) in each such case referred to in clause (A) or (B) directly above, the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee has determined in good faith based on the information then available and after consultation with its outside legal counsel and financial advisor that such Company Acquisition Proposal either constitutes a Company Superior Proposal or would reasonably be expected to result in a Company Superior Proposal. Notwithstanding the limitations set forth in this Section 7.2(a), if the Company receives, following the date hereof and prior to the Company Stockholders Meeting, an inquiry, proposal, request or offer that did not result from a material breach of this Section 7.2(a), the Company, its Representatives and the Company Subsidiaries may contact the Person or any of such Person’s Representatives who has made such Company Acquisition Proposal solely to clarify the terms of such inquiry, proposal, request or offer so that the Company may inform itself about such inquiry, proposal, request or offer.
(b)   No Change in Company Recommendation or Alternative Acquisition Agreement.   The Company Board and each committee of the Company Board (including the Special Committee) shall not:
(i)   (A) fail to make, withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Parent, the Company Recommendation or the Special Committee Recommendation with respect to the Merger, (B) authorize, approve, recommend or otherwise declare advisable, or publicly propose to authorize, approve, recommend or otherwise declare advisable, any Company Acquisition Proposal or proposal that would reasonably be expected to lead to a Company Acquisition Proposal, (C) fail to include the Company Recommendation or the Special Committee Recommendation in the Proxy Statement, (D) if any Company Acquisition

Proposal structured as a tender offer or exchange offer is commenced, fail to recommend against acceptance of such tender offer or exchange offer by the Company’s stockholders within ten (10) Business Days of the commencement thereof pursuant to Rule 14d-2 of the Exchange Act or (E) fail to publicly reaffirm the Company Recommendation or the Special Committee Recommendation within ten (10) Business Days after receiving a written request to do so from Parent promptly after any Company Acquisition Proposal or any material modification thereto shall have first been publicly made, sent or given to the holders of Company Shares, or within two (2) Business Days of such request in the event such Company Acquisition Proposal or material modification is publicly made, sent or given less than ten (10) Business Days prior to the then-scheduled Stockholders Meeting (provided that Parent may only make such request once with respect to any Company Acquisition Proposal and once for each material modification thereto) (any of the foregoing actions or inactions in this Section 7.2(b)(i) by the Company Board or any committee of the Company Board (including the Special Committee), a “Change of Company Recommendation”) or otherwise resolve or agree to take any of the foregoing actions in this Section 7.2(b)(i); or
(ii)   cause or permit the Company to enter into any Acquisition Agreement (other than an Acceptable Confidentiality Agreement) or otherwise resolve or agree to do so.
Notwithstanding anything to the contrary set forth in this Section 7.2(b), the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee may, prior to but not after the time the Requisite Company Stockholder Approvals are obtained, make a Change of Company Recommendation (and, in the case of clause (B) below, terminate this Agreement in order to enter into an Acquisition Agreement with respect to a Company Superior Proposal; provided that the Company shall not be permitted to terminate this Agreement pursuant to Section 9.3(a) unless the Company prior to, or concurrently with, such termination pays, or causes to be paid, to Parent the Company Termination Fee) if, and only if, (A) an Intervening Event has occurred and the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee has determined in good faith, after consultation with its outside legal counsel and financial advisor, that failure to take such action would be inconsistent with such directors’ fiduciary duties under applicable Law or (B) the Company receives a Company Acquisition Proposal and the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee has determined in good faith, after consultation with its outside legal counsel and financial advisor, that such Company Acquisition Proposal constitutes a Company Superior Proposal and that failure to take such action would be inconsistent with such directors’ fiduciary duties under applicable Law; provided that neither the Company Board nor the Special Committee may take any such action (and the Special Committee may not recommend to the Company Board to take such action) unless (I) prior to making such Change of Company Recommendation or terminating this Agreement in order to enter into an Acquisition Agreement with respect to a Company Superior Proposal, the Company provides prior written notice to Parent at least four (4) Business Days in advance (the “Notice Period”) of its intention to take such action and the basis thereof, which notice shall include, in the case of a Company Superior Proposal, the information required under Section 7.2(e), and, in the case of an Intervening Event, a reasonably detailed description of such Intervening Event, (II) during the Notice Period, the Company and the Special Committee shall, and shall cause its officers, financial advisor and outside legal counsel to, be reasonably available to negotiate with Parent in good faith should Parent propose to make amendments or other revisions to the terms and conditions of this Agreement such that, in the case of a Company Superior Proposal, such Company Acquisition Proposal no longer constitutes a Company Superior Proposal or, in the case of an Intervening Event, the failure to take such action would no longer be inconsistent with the directors’ fiduciary duties under applicable Law as determined in the good faith judgment of the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee, after consultation with its outside legal counsel and financial advisor, and (III) the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee, as the case may be, has taken into account any amendments or other revisions to the terms and conditions of this Agreement agreed to by Parent in writing prior to the end of the Notice Period and has determined in good faith, after consultation with its outside legal counsel and financial advisor, that a failure to make such Change of Company Recommendation or to terminate this Agreement in order to enter into an Acquisition Agreement with respect to such Company Superior Proposal would still be inconsistent with the directors’ fiduciary duties under applicable Law. Any amendments or other revisions to any Company Acquisition Proposal will be deemed to be a new

Company Acquisition Proposal, including for the purposes of the Notice Period; provided, however, that, for purposes of this sentence, references to the four (4) Business Day period above will be deemed to be a two (2) Business Day period.
(c)   Certain Permitted Disclosure.   Nothing contained in this Section 7.2 shall prohibit the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee from (i) taking and disclosing a position contemplated by Rule 14d-9, Rule 14e-2(a)(2) or (3) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act, (ii) making any disclosure that constitutes a “stop, look and listen” communication pursuant to Section 14d-9(f) promulgated under the Exchange Act or (iii) making any disclosure to the stockholders of the Company that is required by applicable Law, which actions shall not constitute or be deemed to constitute a Change of Company Recommendation; provided, however, that (A) any such disclosure permitted under clause (i) above that relates to an Company Acquisition Proposal (other than a “stop, look and listen” communication) shall be deemed a Change of Company Recommendation unless the Company Board (acting upon the recommendation of the Special Committee) expressly publicly reaffirms the Company Recommendation in connection with such disclosure and (B) any Change of Company Recommendation may only be made in accordance with Section 7.2(b).
(d)   Existing Discussions.   The Company agrees that, as of the date hereof, it has ceased and caused to be terminated any existing activities, solicitations, discussions or negotiations with any parties conducted heretofore with respect to any Company Acquisition Proposal. The Company also agrees that it will as promptly as possible (and in all events within two (2) Business Days of the date hereof) (i) request each Person that has, during the period from January 1, 2024 to the date of this Agreement, executed a confidentiality agreement in connection with any Company Acquisition Proposal or its consideration of any Company Acquisition Proposal to return or destroy all confidential information heretofore furnished to such Person by or on behalf of it or any of its Subsidiaries and (ii) terminate any data room or other diligence access of such Persons.
(e)   Notice.   The Company agrees that it will promptly (and, in any event, within two (2) Business Days) notify Parent if any inquiries, proposals or offers with respect to any Company Acquisition Proposal or that would reasonably be expected to lead to any Company Acquisition Proposal are received by or any such discussions or negotiations related thereto are sought to be initiated or continued with, it or any of its Representatives indicating, in connection with such notice, the identity of such Person making the Company Acquisition Proposal and providing unredacted copies of any written requests, proposals or offers, including proposed agreements and the material terms and conditions of any oral proposals or offers, and thereafter shall keep Parent reasonably informed, on a reasonably current basis, of the status and terms of any such inquiries, proposals or offers (including any amendments thereto) and the status of any such discussions or negotiations.
(f)   Standstills.   Notwithstanding anything to the contrary contained in this Agreement, the Company Board or the Special Committee shall be permitted, in their sole discretion, to terminate, amend, modify, waive or fail to enforce any standstill provision of any confidentiality agreement, Standstill Agreement or similar obligation of any Person to the extent the Company Board or the Special Committee determines in good faith after consultation with its outside legal counsel that such action or failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law. The Company acknowledges and agrees that nothing in the Confidentiality Agreement shall prohibit, prevent or restrict the ability of Parent or any Person acting on behalf of Parent to propose or make amendments or other revisions to the terms and conditions of this Agreement or otherwise exercise its rights under Section 7.2(b) and any acts taken in connection therewith shall under no circumstances be considered a breach of the Confidentiality Agreement.
7.3.   Proxy Statement; Schedule 13e-3.
(a)   The Company shall prepare and file (with the assistance and cooperation of Parent and Merger Sub as reasonably requested by the Company) with the SEC, as promptly as practicable after the date of this Agreement (but in no event later than thirty (30) Business Days following the date hereof), a proxy statement as contemplated by Rule 14a of the Exchange Act (such proxy statement, as amended or supplemented, the “Proxy Statement”), which shall contain (i) the information specified in Schedule 14A under the Exchange Act concerning the Merger and (ii) the notice of availability of appraisal rights and related disclosure required by Section 262 of the DGCL.

(b)   The Company, Parent and Merger Sub shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13e-3 (such transaction statement, including any amendment or supplement thereto, the “Schedule 13e-3”) relating to the Merger and the other transactions contemplated by this Agreement.
(c)   Each of the Company and Parent shall provide the other party and their respective outside legal counsel and other Representatives a reasonable opportunity to participate in any discussions or meetings with the SEC (or portions of any such discussions or meetings) that relate to the Proxy Statement or the Schedule 13e-3. The Company shall promptly notify Parent of the receipt of any comments from the SEC (or its staff) with respect to the Proxy Statement or the Schedule 13e-3 and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to Parent copies of all correspondence between the Company or any of its Representatives and the SEC with respect to the Proxy Statement and the Schedule 13e-3. The Company and Parent shall use their respective reasonable best efforts to promptly provide responses to the SEC with respect to all comments received on the Proxy Statement or the Schedule 13e-3 from the SEC (or its staff), including by preparing any additional filings required by the SEC or pursuant to applicable Law (provided that, for the avoidance of doubt, prior to responding to any comments of the SEC (or its staff) or making any additional filings required by the SEC, each party shall provide the other with a reasonable opportunity to consult and review such responses or filings and shall consider in good faith any comments on such responses or filings). The Company shall cause the definitive Proxy Statement and the Schedule 13e-3 (and any other such additional required filings) to be mailed (including by electronic delivery if permitted) to the stockholders of the Company as of the record date established for the Company Stockholders Meeting as promptly as possible after confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement and the Schedule 13e-3. The Company and Parent shall use their respective reasonable best efforts to have the Proxy Statement cleared by the SEC as promptly as reasonably practicable after such filing and the Company shall mail a definitive Proxy Statement and the Schedule 13e-3 to its stockholders promptly thereafter.
(d)   The Company agrees, as to itself and the Company Subsidiaries, that the Proxy Statement will comply in all material respects with the applicable provisions of the Exchange Act. The Company, Parent and Merger Sub agree, as to themselves and their Affiliates, that the Schedule 13e-3 will comply in all material respects with the applicable provisions of the Exchange Act. Parent and Merger Sub shall provide the Company with such information concerning itself and its respective Affiliates as is customarily included in a proxy statement or Schedule 13e-3 prepared in connection with a transaction of the type contemplated by this Agreement or as otherwise required by Law, requested by the SEC (or its staff), or as the Company may reasonably request, in each case, as promptly as reasonably practicable after its request by the Company. The Company, Parent and Merger Sub shall ensure that none of the information supplied by it for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13e-3 will, at the date of mailing (including by electronic delivery if permitted) to stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the Company, Parent and Merger Sub shall correct any information provided by it for inclusion or incorporation by reference in the Proxy Statement and the Schedule 13e-3 as promptly as reasonably practicable if and to the extent such information shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
7.4.   Company Stockholders Meeting.   To the extent not prohibited by any Order, the Company shall, subject to the provisions of this Agreement, (a) conduct a “broker search” in accordance with Rule 14a-13 under the Exchange Act as soon as practicable after the date hereof and take all necessary action in accordance with applicable Law and the Company’s governing documents, to duly set a record date for the Stockholders Meeting (and the Company will not change the record date without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed)), which shall not be earlier than twenty (20) Business Days after the date of this Agreement without the prior written consent of Parent, and (b) take all action required under applicable Law, the certificate of incorporation and bylaws of the Company and the applicable requirements of NYSE necessary to promptly and duly call, give notice of, convene and hold as promptly as practicable after the SEC confirms that it will not review, or that it has completed its review of, the Proxy Statement and the Schedule 13e-3 a meeting of its stockholders for the purpose of approving this

Agreement (including any adjournment or postponement thereof, the “Company Stockholders Meeting”); provided that the Company may, in its sole discretion, postpone, recess or adjourn such meeting (i) to the extent determined by the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee in good faith after consultation with, and taking into account the advice of, its outside legal counsel, as being required by applicable Law or a request from the SEC or its staff, (ii) to allow reasonable additional time to solicit additional proxies to the extent the Company reasonably believes necessary to obtain the Requisite Company Stockholder Approvals for up to twenty (20) Business Days in the aggregate or, (iii) if as of the time for which the Company Stockholders Meeting is originally scheduled (as set forth in the Proxy Statement), there are insufficient Company Shares represented (either in person or by proxy) and voting to constitute a quorum necessary to conduct the business of the Stockholders Meeting (it being understood that the Company may not postpone, recess or adjourn the Stockholders Meeting more than two (2) times pursuant to this clause (iii) without Parent’s prior written consent). In addition, the Company shall, at the request of Parent, postpone, recess or adjourn the Company Stockholders Meeting to allow reasonable additional time to solicit additional proxies to the extent Parent reasonably believes necessary to obtain the Requisite Company Stockholder Approvals for up to two periods of up to ten (10) Business Days each. Subject to Section 7.2, the Proxy Statement shall include the Company Recommendation and the Special Committee Recommendation, and the Company shall use its reasonable best efforts to obtain the Requisite Company Stockholder Approvals, including soliciting proxies. Notwithstanding anything to the contrary contained in this Agreement, unless this Agreement is validly terminated in accordance with its terms, the Company will submit the approval of this Agreement to its stockholders at the Company Stockholders Meeting even if the Board (or the Special Committee) has effected an Change of Company Recommendation.
7.5.   Filings; Other Actions; Notification.
(a)   Cooperation.   Subject to the terms and conditions set forth in this Agreement, the Company and Parent shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts (unless, with respect to any action, another standard of performance is expressly provided for herein) to (i) to take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other Parties hereto in doing, all things necessary, proper or advisable to cause the conditions to Closing set forth in Article VIII hereof to be satisfied as promptly as reasonably practicable and to consummate and make effective, as promptly as reasonably practicable, the Merger and the other transactions contemplated by this Agreement, including, subject to the other provisions of this Section 7.5, preparing and filing as promptly as reasonably practicable the notification and related materials required by the HSR Act (such filing to occur no later than 20 Business Days following the date hereof) and any other documentation to effect all necessary filings, notices, reports, petitions, statements, registrations, submissions of information, applications and other documents or instruments necessary to consummate the Merger and the other transactions contemplated by this Agreement and (ii) satisfy the requirements of the HSR Act and obtain all consents, registrations, approvals, permits, Orders, authorizations, expirations or terminations of waiting periods necessary or advisable to be obtained from any third party or any Governmental Entity in order to consummate the Merger or any of the other transactions contemplated by this Agreement, including the Company Approvals; provided that, subject to applicable Law (including relating to the exchange of information), the Parties shall jointly develop, consult and cooperate with one another regarding the strategy for obtaining any necessary approval of, or responding to any request by, or investigation by (including directing the timing, nature and substance of all such responses), any Governmental Entity in connection with this Agreement and the transaction contemplated by this Agreement; provided, further, that (x) subject to applicable Law, Parent and the Company shall have the right to review in advance and, to the extent practicable, each will consult with the other on and consider in good faith the views of the other in connection with any filing made with, or written materials submitted or communication made to, any third party or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement and (y) in the event of a disagreement regarding such strategy, Parent shall have the ultimate decision-making authority. No Party shall consent to any voluntary extension of the Outside Date or otherwise delay the Closing at the behest of any Governmental Entity without the consent of the other Parties to this Agreement. No Party shall, except as may be consented to in writing by the other Parties, directly or indirectly through one or more of its affiliates, take any action, including acquiring or making any investment in any corporation, partnership, limited liability company or other business organization or any division or assets thereof, that would reasonably be expected to cause a material delay in the satisfaction of the conditions contained in Article VIII or the consummation of the Merger. Parent shall be responsible for, and shall timely pay, any filing fee in connection with the HSR Act or any other applicable antitrust and regulatory Laws. Notwithstanding anything in this Agreement to the contrary, nothing in this Section 7.5 or elsewhere in this Agreement shall require Parent or Merger Sub to take or agree to take any action with respect to the assets, properties, business or operations of any of its Affiliates (including any Person in which any of its Affiliates has any debt or equity investment and any affiliated or commonly advised investment fund) or any direct or indirect portfolio companies (as such term is understood in the private equity industry) thereof.
(b)   Information.   Subject to applicable Law, the Company and Parent each shall, upon request by the other, furnish the other as promptly as reasonably practicable with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement, the Schedule 13e-3 or any other statement, filing, notice or application made by or on behalf of Parent, the Company or any of their Subsidiaries to any third party or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement.
(c)   Status.   Subject to applicable Laws and as required by any Governmental Entity and without limiting the generality of Sections 7.5(a) and 7.5(b), the Company and Parent each shall (i) give the other Party prompt notice of the making or commencement of any request or Proceeding by or before any Governmental Entity with respect to the Merger and the other transactions contemplated by this Agreement, (ii) keep the other Party informed as to the status of any such request or Proceeding, (iii) give the other Party notice and an opportunity to participate in any substantive or material communication made to any Governmental Entity regarding the Merger and the other transactions contemplated by this Agreement and (iv) promptly notify, and furnish a copy to, the other Party of any communication received from any Governmental Entity regarding the Merger and the other transactions contemplated by this Agreement. The Company shall give prompt notice to Parent of any change, fact or condition that constitutes a Company Material Adverse Effect, any material delay or impairment of the ability of the Parties to consummate the Merger and the other transactions contemplated by this Agreement or of any failure of any condition to Parent’s obligations to effect the Merger. Neither the Company nor Parent shall agree to, or permit any of their respective officers or any other representatives or agents to, participate in any meeting, conference, videoconference, discussion or telephone call with any Governmental Entity in respect of any submissions, filings, investigation (including any settlement of the investigation), litigation or other inquiry relating to the matters that are the subject of this Agreement unless it consults with the other Party a reasonable amount of time in advance and, to the extent permitted by such Governmental Entity or applicable Law, gives the other Party the opportunity to attend and participate thereat.
(d)   Third-Party Consents.   Subject to the terms and conditions set forth in this Agreement, the Company shall and shall cause the other Company Entities to use their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary and proper or advisable on its part under this Agreement and applicable Law to obtain as promptly as reasonably practicable all Third-Party Consents, including the Third-Party Consents set forth on Section 7.5(d) of the Company Disclosure Letter; provided, however, neither the Company nor Parent shall be required to (and the Company shall not, without the prior written consent of Parent) make or agree to make any payment of a consent fee, “profit sharing” payment or other consideration or accommodation (financial or otherwise, including increased or accelerated payments) or concede anything of monetary or economic value, for the purposes of obtaining any such Third-Party Consents.
7.6.   Access to Information; Confidentiality.
(a)   From the execution of this Agreement until the Effective Time and solely for purposes of the transactions contemplated by this Agreement or transition or integration planning related thereto, except (i) as prohibited by applicable Law or the confidentiality or non-disclosure provisions of any Contract, (ii) as would be reasonably expected to result in the loss of any attorney-client, work product or other legal privilege or protection, or (iii) as would be reasonably expected to jeopardize the health and safety of any employee of the Company or a Company Subsidiary (provided that the Company shall use reasonable best efforts to provide such access and disclose such information (or as much of it as reasonably possible) in a manner that does not result in a violation of Law or the confidentiality provisions of any Contract (including by seeking a waiver with respect to such confidentiality provisions), or result in a loss of attorney-client or other privilege), the Company shall and shall cause the other Company Entities and their respective Representatives to

(x) provide to Parent and its authorized Representatives and Financing Sources reasonable access throughout the period prior to the Effective Time, during normal business hours and upon reasonable prior notice to the Company, to the officers, executive employees, properties and offices and other facilities of the Company Entities and to the books and records thereof (it being understood and agreed that the preparation of any financial statements of the Company shall be governed by Section 7.12 and not this Section 7.6(a)) and (y) furnish as promptly as reasonably practicable to Parent and its Representatives and Financing Sources such information concerning the business, properties, Contracts, assets, liabilities and personnel of the Company Entities as Parent and its Representatives and Financing Sources may reasonably request. Any access provided pursuant to this Section 7.6 shall be conducted in a manner that does not unreasonably interfere with the conduct of the business of the Company Entities, pose a risk to the health or safety of any personnel or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company Entities of their normal duties. Notwithstanding the foregoing, nothing herein shall require the Company or any Company Subsidiary to provide access to or otherwise make available or furnish any information relating to the process conducted by the Special Committee that led to the execution of this Agreement.
(b)   Except in the ordinary course of business of Parent, Merger Sub or their respective Affiliates and unrelated to the transactions contemplated hereby, neither Parent nor Merger Sub shall, and each shall cause its respective Representatives not to, contact any employee of the Company not directly involved in the negotiation of the transactions contemplated by this Agreement or any customer, vendor or supplier of the Company in connection with the Merger or any of the other transactions contemplated by this Agreement, without the Company’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), and Parent and Merger Sub acknowledge and agree that any such contact shall be arranged and supervised by Representatives of the Company. All requests for information made pursuant to this Section 7.6 shall be directed to John F. Duggan, the Company’s Executive Vice President, General Counsel and Secretary, or other Person designated by the Company. All such information shall be deemed Evaluation Material (as defined in the Confidentiality Agreement) under and be governed by the terms of the Confidentiality Agreement.
(c)   All information obtained by the Parent, Merger Sub or their respective Representatives pursuant to this Article VII shall be kept confidential in accordance with the amended and restated mutual nondisclosure agreement, dated November 24, 2025 (the “Confidentiality Agreement”), between WCAS XIV, L.P. and the Company; provided that Parent and its Representatives shall be permitted to disclose any information provided pursuant to this Agreement (including pursuant to Section 7.6(a) and Section 7.12) to any actual or potential Financing Sources and to rating agencies in connection with the Debt Financing, subject to customary confidentiality undertakings by such Debt Financing Sources and rating agencies.
7.7.   Deregistration and Delisting.   Prior to the Effective Time, the Company shall cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Law and rules and policies of the NYSE to enable the delisting by the Company of the Company Shares from the NYSE and the deregistration of the Company Shares under the Exchange Act promptly after the Effective Time.
7.8.   Publicity.   The initial press release regarding the Merger and the other transactions contemplated hereby shall be a joint press release in the form agreed to by the Parties, and thereafter the Company and Parent each shall consult with each other prior to issuing any press releases or otherwise making public announcements, disclosures or communications with respect to the Merger and the other transactions contemplated by this Agreement and prior to making any filings, furnishings or submissions of documents with any third party or any Governmental Entity (including any national securities exchange or interdealer quotation service) with respect thereto, except as may be required by applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer quotation service or by the request of any Governmental Entity, in which case the Party making the disclosure shall give the other Party reasonable opportunity to review and comment upon such disclosure or communication to the extent reasonably practicable and legally permitted. Notwithstanding the foregoing, the Company and Parent each may, without such consultation or consent, make such disclosures and communications in response to inquiries from the press or analysts, or via presentations, publicly available conference calls and other forums to employees, customers, suppliers and investors to the extent such communications are consistent in substance with previous public communications that have been reviewed and previously approved by both the Company and Parent. Notwithstanding any other provision of this Agreement, the requirements of this Section 7.8 shall not apply to any disclosure by the Company of any information concerning this Agreement or the transactions contemplated hereby to the extent reasonably necessary in connection with any Change of Company Recommendation or by the Company or Parent in connection with any dispute between the parties regarding this Agreement, the Merger or the transactions contemplated by this Agreement.
7.9.   Expenses.   Except as otherwise provided in Section 9.5, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement shall be paid by the Party incurring such expense.
7.10.   Indemnification; Directors’ and Officers’ Insurance.
(a)   From and after the Effective Time until the sixth (6th) anniversary thereof, Parent shall cause the Surviving Corporation to, indemnify and hold harmless each present and former director and officer of the Company (in each case, when acting in such capacity), determined as of the Effective Time (the “Indemnified Parties”), against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, penalties, losses, claims, damages or liabilities incurred in connection with any Proceeding (regardless of whether such Indemnified Party is a named party or a participant other than as a named party, including as a witness) to the extent arising out of such Indemnified Party’s service as a director or officer of the Company (or was serving at the request of the Company as a director, officer, employee, agent, trustee or fiduciary of any Company Subsidiary or any other Person) at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted under the DGCL and its certificate of incorporation or bylaws in effect on the date hereof to indemnify such Person; provided, however, that all rights to indemnification, exculpation and advancement of expenses in respect of any Proceeding asserted or made within such six- (6)- year period shall continue until the final disposition of such Proceeding. Without limiting the foregoing, from and after the Effective Time until the sixth (6th) anniversary thereof, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, cause, to the fullest extent permitted under applicable Law, the certificate of incorporation and bylaws of the Surviving Corporation to contain provisions no less favorable to the Indemnified Parties with respect to the limitations of liabilities of directors and officers, advancement of expenses and indemnification than are set forth in the certificate of incorporation and the bylaws of the Company as in effect as of the date of this Agreement.
(b)   Prior to the Effective Time, the Company shall obtain “tail” insurance policies with respect to directors’ and officers’ liability insurance for claims arising from facts or events that occurred on or prior to the Effective Time on terms with respect to coverage, deductibles and amounts no less favorable than those of such policy in effect on the date hereof for the six (6) year period following the Effective Time at an aggregate price not to exceed 300% of the annual premium the Company paid for such insurance in its last full fiscal year prior to the date of this Agreement; provided that, in the event the cost of such insurance exceed such maximum amount, the Company may obtain as much coverage as is possible for amounts not to exceed such maximum amount. Parent shall cause the Surviving Corporation to maintain such “tail” policy in full force and effect for a period of no less than six years after the Effective Time and continue to honor its obligations thereunder.
(c)   If Parent or the Surviving Corporation or any of their respective successors or assigns (i) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then, and in each such case, proper provisions shall be made so that the successors and assigns of Parent or the Surviving Corporation shall assume all of the obligations set forth in this Section 7.10.
(d)   Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company for any of its directors, officers or other employees including the Indemnified Parties; it being understood and agreed that the indemnification provided for in this Section 7.10 is not prior to or in substitution of any such claims under such policies.
(e)   The provisions of this Section 7.10 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, who are express third party beneficiaries of this Section 7.10.

(f)   The rights of the Indemnified Parties under this Section 7.10 shall be in addition to any rights such Indemnified Parties may have under the certificate of incorporation or bylaws of the Company or under any applicable Contracts or Laws.
7.11.   Other Actions by the Company.
(a)   Takeover Statutes.   If any Takeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement, the Company and the Company Board shall grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on such transactions.
(b)   Section 16 Matters.   Prior to the Effective Time, each of Parent and the Company shall take such further actions, if any, as may be reasonably necessary or appropriate to ensure that the dispositions of equity securities of the Company (including any derivative securities) and acquisitions of equity securities of Parent (including any derivative securities) pursuant to the Merger and the other transactions contemplated by this Agreement by any officer or director of the Company who is subject to Section 16 of the Exchange Act are exempt under Rule 16b-3 promulgated under the Exchange Act.
(c)   Transaction Litigation.   In the event that any stockholder litigation related to this Agreement, the Merger or the other transactions contemplated by this Agreement is brought or, to the Knowledge of the Company, threatened, against the Company or any members of the Company Board after the date hereof and prior to the Effective Time (“Transaction Litigation”), the Company shall as promptly as reasonably practicable notify Parent of any such Transaction Litigation, shall keep Parent reasonably informed with respect to the status thereof and shall give Parent the right to participate in the defense and settlement of, any Transaction Litigation. The Company may not compromise or settle any Transaction Litigation without Parent’s prior written consent. Without otherwise limiting or expanding the Indemnified Parties’ rights with regard to the right to counsel, following the Effective Time, the Indemnified Parties shall be entitled to continue to retain Dechert LLP and Skadden, Arps, Slate, Meagher & Flom LLP or such other counsel selected by such Indemnified Parties prior to the Effective Time to defend any Transaction Litigation.
7.12.   Financing Cooperation.
(a)   Prior to the Closing, the Company shall, and shall use its reasonable best efforts to cause its Representatives to, provide such reasonable cooperation as is customary and reasonably requested by Parent in connection with the obtaining and arranging of the Debt Financing or any alternative financing (including any debt securities to be issued in lieu of any portion thereof). Without limiting the generality of the foregoing, such reasonable best efforts in any event shall include:
(i)   taking customary corporate actions reasonably requested by Parent to authorize the Definitive Financing Agreements and otherwise permit the consummation of the Debt Financing; provided that no such corporate action shall become effective until the Effective Time;
(ii)   causing the management team of the Company with appropriate seniority and expertise to participate in a reasonable number of meetings (including meetings with prospective Debt Financing Sources), presentations, road shows, due diligence sessions and sessions with rating agencies, including customary one-on-one meetings and other direct contact between such management team, on the one hand, and prospective Debt Financing Sources, on the other hand, at reasonable and mutually agreed times and with reasonable advance notice;
(iii)   to the extent required by the Debt Financing, facilitating the pledging of, and perfection of security interests in, collateral, effective no earlier than the Effective Time;
(iv)   furnishing Parent and the Debt Financing Sources as promptly as reasonably practicable following the delivery of a request therefor to the Company by Parent (which notice shall state with specificity the information requested) the Required Information and such other financial and other information regarding the Company as is customarily required in connection with the execution of financings of a type similar to the Debt Financing or any alternative financing (including any debt securities to be issued in lieu of any portion thereof);

(v)   in each case following Parent’s reasonable request, assisting Parent in the preparation of (A) confidential information memoranda (including a version that does not include material non-public information), prospectuses, offering memoranda and other customary marketing materials required in connection with financings similar to the Debt Financing or any alternative financing (including any debt securities to be issued in lieu of any portion thereof) and (B) materials for rating agency presentations;
(vi)   providing (A) customary authorization and representation letters to the Debt Financing Sources with respect to marketing materials from a senior officer of the Company (which authorization and representation letters will become effective before the Effective Time) and (B) a certificate of the chief financial officer of the Company with respect to solvency matters as of the Effective Time after giving pro forma effect to the Merger and the other transactions contemplated by this Agreement;
(vii)   using reasonable best efforts to cause the Company’s independent accountants, as reasonably requested by Parent, to (A) consent to the use of their audit report on the financial statements of the Company in materials related to such financing, including any filings made by Parent with the SEC, and (B) provide customary comfort letters and bring-down comfort letters (including drafts thereof that such accountants are prepared to issue at pricing and closing of such financing) as is customarily required in connection with the execution of similar financings;
(viii)   if requested by Parent, providing (A) promptly, and in any event at least three Business Days prior to the Closing Date, all documentation and other information regarding the Company Entities and the Company Subsidiaries as the Debt Financing Sources reasonably determine is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, to the extent requested by Parent in writing at least nine Business Days prior to the anticipated Closing Date and (B) certification regarding beneficial ownership as required by 31 C.F.R. §1010.230 to any Debt Financing Source that has requested such certification;
(ix)   assisting reasonably in the preparation, negotiation, execution and delivery of customary Definitive Financing Agreements (including one or more credit agreements, indentures, purchase agreements, security agreements, mortgages or guarantees and the schedules and exhibits thereto) in connection with the Debt Financing or any alternative financing (including any debt securities to be issued in lieu of any portion thereof) or other certificates or documents as may reasonably be requested by Parent, in each case, effective as of Closing; and
(x)   using commercially reasonable efforts to ensure that the syndication efforts with respect to the Debt Financing or any alternative financing (including any debt securities to be issued in lieu of any portion thereof) benefit materially from the existing lending and investment banking relationships of the Company;
it being understood and agreed that such cooperation shall not unreasonably interfere with the ongoing operations of the Company or any of its Affiliates. All non-public or otherwise confidential information regarding the Company or its Affiliates obtained by Parent its Representatives pursuant to this Section 7.12 shall be kept confidential in accordance with the Confidentiality Agreement, including any joinder or other agreement entered into in connection therewith (which, with respect to the potential Debt Financing Sources who are not party to the Debt Commitment Letter but are participating in the syndication process, shall be satisfied by the confidentiality provisions applicable under customary confidentiality undertakings in the context of customary syndication practices for debt financings of the type contemplated by the Debt Commitment Letter). The Company hereby consents to the use of its logos in connection with the Debt Financing; provided, that such logos are used solely in a manner that is reasonable and customary and that is not reasonably likely to harm or disparage the Company in any respect.
(b)   Notwithstanding anything herein to the contrary, (i) no directors or managers of the Company its Affiliates (other than any director or manager who is continuing as a director or manager of any of the Company following the consummation of the Merger) shall be required to pass resolutions or consents to approve or authorize the execution or delivery of the Debt Financing or to execute, deliver or enter into, or perform any agreement, certificate, arrangement, document or instrument with respect to the Debt Financing (other than the documents to be delivered pursuant to Sections 7.12(a)(vi)), including definitive agreements with respect to the Debt Financing (the “Definitive Financing Agreements”), (ii) no obligation of the Company, its Affiliates or any of their respective Representatives undertaken pursuant to the foregoing shall be effective until Closing (other than the authorization and representation letters to be delivered pursuant to Section 7.12(a)(vi)(A)) and (iii) none of the Company, its Affiliates or any of their respective Representatives shall be required to (A) pay any commitment or other similar fee in connection with the Debt Financing or incur any other cost or expense that is not contingent upon Closing or subject to reimbursement by Parent in connection with the Debt Financing, (B) take any actions to the extent such actions would unreasonably interfere with the ongoing business or operations of the Company and its Affiliates, (C) take any actions that would conflict with or violate the Company’s or its Affiliates’ organizational documents or any Laws, or that would reasonably be expected to result in a violation or breach of, or default under, any Material Contract to which any of them are a party or by which any of their assets are bound or (D) give to any other Person any indemnities in connection with the Financing that are effective prior to the Closing except to the extent subject to indemnification and reimbursement by Parent under this Section 7.12. Nothing contained in this Section 7.12 or otherwise shall require the Company or its Affiliates to be an issuer or other obligor with respect to the Debt Financing prior to Closing.
(c)   Parent shall, promptly upon request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs and expenses incurred by the Company, its Affiliates or their respective Representatives in connection with such cooperation by the Company or its Affiliates and shall indemnify and hold harmless the Company, its Affiliates and their respective Representatives for and against any and all liabilities, losses, obligations, damages, costs and expenses of any kind (whether direct or indirect, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, due or to become due and whether in contract, tort, strict liability or otherwise) suffered or incurred by them in connection with the arrangement of any Financing, any alternative financing, any action taken by them pursuant to this Section 7.12 and any information utilized in connection therewith (other than written information provided by the Company to Parent for use in connection with the Debt Financing), except to the extent resulting from the gross negligence, fraud or willful misconduct of the Company or its Representatives.
7.13.   Financing.
(a)   Parent and Merger Sub shall, and shall cause each of their respective Affiliates to, use its reasonable best efforts to obtain and consummate the Equity Financing at or prior to the Effective Time on the terms described in, and subject only to the conditions expressly set forth in, the Equity Commitment Letter delivered to the Company Entities on or prior to the date hereof, including using its reasonable best efforts to maintain in full force and effect each of the Equity Commitment Letter. Without limiting the generality of the foregoing, in the event that all conditions contained in the Equity Commitment Letter have been satisfied (or upon funding will be satisfied), Parent and Merger Sub shall, and shall cause the Equity Investor to, fund at, prior to or concurrently with the Effective Time the Equity Financing required to consummate the Merger and the other transactions contemplated by this Agreement. Parent and Merger Sub shall use their reasonable best efforts to comply with their respective obligations, and enforce their rights, under the Equity Commitment Letter in a timely and diligent manner. Parent and Merger Sub shall not, without the prior written consent of the Company, (A) permit any amendment, assignment, supplement or other modification to, or any waiver of any provision or remedy under, restate, substitute or replace, the Equity Commitment Letter if such amendment, assignment, supplement, modification, waiver, restatement, substitution or replacement would reasonably be expected to (1) (x) adversely impact the ability of Parent or Merger Sub to enforce their respective rights against any other parties to the Equity Commitment Letter in any respect as so amended, assigned, replaced, restated, substituted, supplemented or otherwise modified, relative to the ability of the Merger Subs to enforce their rights against any of such other parties to the Equity Commitment Letter as in effect on the date hereof, (y) add new (or expand, amend, or otherwise modify any existing) conditions to the receipt of any Equity Financing or otherwise adversely affect (including with respect to timing) the ability or likelihood of the Parent or Merger Sub to timely consummate the Merger at the Closing or (z) make the timely funding of any Equity Financing or satisfaction of the conditions to obtaining the Equity Financing less likely to occur, or (2) reduce the amount of the Equity Financing beyond the amount reasonably expected to be necessary to fund the Required Amount, (B) terminate the Equity Commitment Letter or (C) adversely affect the ability of Parent and Merger Sub to enforce its rights against the other parties to the Equity Commitment Letter.

(b)   Parent shall use its reasonable best efforts to arrange the Debt Financing and obtain the financing (taking into account the anticipated timing of the Marketing Period) contemplated thereby on the terms and conditions (including, to the extent required, the full exercise of any flex provisions) set forth in the Debt Commitment Letter, including using its reasonable best efforts to (i) maintain in effect the Debt Commitment Letter in accordance with the terms and subject to the conditions thereof (except as otherwise expressly permitted in accordance with this Section 7.12(b)), (ii) comply with its obligations under the Debt Commitment Letter, (iii) negotiate, execute and deliver the Definitive Financing Agreements contemplated by the Debt Commitment Letter on the terms and conditions (including the flex provisions) contemplated by the Debt Commitment Letter, (iv) satisfy on a timely basis (taking into account the anticipated timing of the Marketing Period) all conditions to funding that are applicable to Parent in the Debt Commitment Letter and the Definitive Financing Agreements to the extent the satisfaction thereof is within Parent’s control, (v) enforce its rights pursuant to the Debt Commitment Letter and (vi) upon satisfaction or waiver of all conditions in the Debt Commitment Letter or the applicable Definitive Financing Agreements, as the case may be, and the satisfaction or waiver of the conditions in Article VIII to the obligations of Parent, consummate the Debt Financing at or prior to the Closing on the terms and conditions contemplated by the Debt Commitment Letter, including by causing the Debt Financing Sources to fund the Debt Financing at the Closing to the extent necessary to fund the Required Amount. Parent will fully pay, or cause to be fully paid, all commitment or other fees arising pursuant to the Debt Commitment Letter as and when they become due.
(c)   Parent shall not, without the prior written consent of the Company, (i) terminate or permit the termination, withdrawal, repudiation or rescission of, or release the obligations of any Debt Financing Source under the Debt Commitment Letter or the Definitive Financing Agreements (other than in the case of either (A) a reduction of commitments in respect of the facilities in an amount equal to the gross cash proceeds received by Parent from the issuance of debt securities or incurrence of loans in accordance with the terms of the Debt Commitment Letter or (B) a Financing Reduction Exception (as defined below)), unless such Debt Commitment Letter or Definitive Financing Agreement is replaced at such time with a new commitment letter or definitive agreement that, were it structured as an amendment to such Debt Commitment Letter or Definitive Financing Agreement, would satisfy the following clause (ii), or (ii) permit any amendment or modification to, or any waiver of any provision or remedy under, or replace, the Debt Commitment Letter or the Definitive Financing Agreements if such amendment, modification, waiver, or replacement would (w) adversely impact in any respect the ability of Parent to enforce its rights against the Debt Financing Sources party to such Debt Commitment Letter or Definitive Financing Agreement, (x) (1) add any new condition to the Debt Financing (or modify any existing condition in a manner adverse to Parent) that would be reasonably expected to delay or adversely affect the ability of Parent to consummate the Merger and the other transactions contemplated by this Agreement, or (2) reasonably be expected to delay or prevent the timely funding of the Debt Financing or satisfaction of the conditions to obtaining of the Debt Financing, (y) reduce (or would reasonably be expected to have the effect of reducing) the aggregate amount of the Debt Financing provided for under such Debt Commitment Letter or Definitive Financing Agreement unless, in the case of a reduction in the amount of the Debt Financing, the Merger and the other transactions contemplated by this Agreement could still be consummated and all of Parent’s obligations hereunder satisfied through the aggregate net proceeds of the Equity Financing, together with any remaining portion of the Debt Financing and any debt financing under any new debt financing commitment letter that, were it structured as an amendment to the Debt Commitment Letter, would otherwise satisfy this clause (ii) (this clause (y), the “Financing Reduction Exception”), or (z) would reasonably be expected to prevent, impede or delay the consummation of the Merger and the other transactions contemplated by this Agreement; provided, that Parent may amend the Debt Commitment Letter to add Debt Financing Sources, lead arrangers, bookrunners, syndication agents or similar entities who have not executed the Debt Commitment Letter as of the date hereof and correspondingly reduce the commitments of the Debt Financing Sources party to the Commitment Letter on the date hereof. In the event any such amendment, modification, waiver or replacement of the Debt Financing in accordance with this Section 7.13(c) is effected, any reference in this Agreement to the term (A) the “Debt Commitment Letter” will be deemed to mean the Debt Commitment Letter as so amended, supplemented, modified, waived or replaced, (B) the “Definitive Financing Agreements” will be deemed to mean the Definitive Financing Agreements as so amended, supplemented, modified, waived or replaced, (C) the “Debt Financing” will be deemed to mean the debt financing contemplated by the Debt Commitment Letter or the Definitive Financing Agreements, as applicable, each as modified pursuant to the foregoing, and (D) the “Debt Financing Sources” will be deemed to include the Persons signatory to the Debt Commitment Letter or the Definitive Financing Agreements, as applicable, each as modified pursuant to the foregoing.

(d)   In the event that any portion of the Debt Financing becomes unavailable on the terms and conditions (including the flex provisions) set forth in the Debt Commitment Letter, Parent shall use its reasonable best efforts to, as promptly as practicable following the occurrence of such event, (i) obtain alternative financing from alternative sources in an amount at least equal to the Debt Financing or such unavailable portion thereof, as the case may be, and (ii) obtain one or more new debt financing commitment letters with respect to such alternative debt financing, which new debt financing commitment letters will replace the existing Debt Commitment Letter in whole or in part; provided, that in no event shall Parent be required to, and in no event shall its reasonable best efforts be deemed or construed to require them to, obtain alternative financing that includes terms and conditions, taken as a whole, that are less favorable in any material respect to Parent than the terms and conditions, taken as a whole, set forth in the Debt Commitment Letter as of the date hereof (taking into account any flex provisions applicable thereto contained in the related fee letters) or would require it to pay any fees or agree to pay any interest rate amounts or original issue discounts, in either case, in excess of those contemplated by the Debt Commitment Letter as in effect on the date hereof (taking into account any flex provisions applicable thereto) or which would add any new condition to the consummation of such alternative debt financing or otherwise be reasonably expected to make the timely funding of such alternative debt financing in full less likely to occur, than the conditions set forth in the Debt Commitment Letter as of the date hereof. Parent shall promptly provide the Company with a copy of any such new debt financing commitment letter (and related fee letters, with customary redactions of fee amounts, pricing caps and “market flex” related solely to economic terms). In the event that any new debt financing commitment letters are obtained in accordance with this Section 7.13(d), any reference in this Agreement to (A) the “Debt Commitment Letter” will be deemed to mean the Debt Commitment Letter to the extent not superseded by one or more new debt financing commitment letters at the time in question and any new debt financing commitment letters to the extent then in effect, (B) the “Financing” or the “Debt Financing” will be deemed to mean the debt financing contemplated by the Debt Commitment Letter as modified pursuant to the foregoing and (C) the “Debt Financing Sources” will be deemed to include the Persons signatory to the new debt financing commitment letters.
7.14.   Obligations of Parent with respect to Merger Sub and the Surviving Corporation.   Parent hereby guarantees the due, prompt and faithful payment, performance and discharge by Merger Sub of, and the compliance by Merger Sub with, all of the covenants, agreements, obligations and undertakings of Merger Sub under this Agreement in accordance with the terms of this Agreement, and covenants and agrees to take all actions necessary or advisable to cause Merger Sub to pay, perform and discharge its obligations hereunder. From the execution of this Agreement until the Effective Time, neither Parent nor Merger Sub shall engage in any activity of any nature except any activity related to the transactions contemplated by this Agreement or activities reasonably ancillary thereto. After the Effective Time, Parent hereby guarantees the due, prompt and faithful performance and discharge by the Surviving Corporation of, and the compliance by the Surviving Corporation with, all of the covenants, agreements, obligations and undertakings of the Surviving Corporation under this Agreement in accordance with the terms of this Agreement, and covenants and agrees to take all actions necessary or advisable to cause the Surviving Corporation to perform and discharge its obligations hereunder.
7.15.   Employee Benefit Matters.
(a)   Parent agrees that each Continuing Employee working in the United States shall, during the period commencing at the Effective Time and ending on the first (1st) anniversary of the Closing, be provided with (i) base salary or base wage that is no less favorable than the base salary or base wage rate provided to each such Continuing Employee immediately prior to the Closing Date, (ii) target cash incentive opportunities that are no less favorable than the target cash incentive opportunities provided by the Company to each such Continuing Employee immediately prior to the Closing Date, and (iii) other broad based welfare benefits (other than equity compensation, retention or non-recurring payments or benefits, deferred compensation arrangements, retiree health and welfare benefits or defined benefit pension plans) that are substantially comparable in the aggregate to those provided by the Company and its Subsidiaries to such Continuing Employees immediately prior to the Closing Date. Without limiting the generality of the foregoing, Parent shall provide or cause to be provided severance and other termination-related benefits to each Continuing Employee that is terminated on or prior to the first (1st) anniversary of the Closing Date in an amount equal to the amount of severance pay and benefits provided by the Company and its Subsidiaries to such Continuing

Employee under such Continuing Employee’s employment agreement with the Company or its Subsidiary or any other Company Benefit Plan as in effect on the Closing Date.
(b)   Parent shall (i) use its reasonable best efforts to cause any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its Affiliates to be waived with respect to the Continuing Employees and their eligible dependents, (ii) give each Continuing Employee credit for the plan year in which the Closing occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Closing for which payment has been made and (iii) give each Continuing Employee service credit for such Continuing Employee’s employment with the Company and its Subsidiaries for purposes of vesting and eligibility to participate under each applicable Parent benefit plan, as if such service had been performed with Parent, except with respect to eligibility under any defined benefit pension plans or to the extent it would result in a duplication of benefits, coverage or compensation.
(c)   Notwithstanding anything to the contrary set forth in this Agreement, no provision of this Agreement shall be deemed to (i) guarantee employment for any period of time for, or preclude the ability of Parent or the Company to terminate the employment of, any Continuing Employee for any reason; (ii) require the Company, Parent or the Company to continue any Benefit Plan or prevent the amendment, modification or termination thereof; or (iii) amend, terminate, establish or create any Benefit Plan or other employee benefit plans or arrangements. The provisions of this Section 7.15 are solely for the benefit of the parties, and no Continuing Employee (including any beneficiary or dependent thereof) shall be regarded for any purpose as a third party beneficiary of this Agreement, and no provision of this Section 7.15 shall create such rights in any such persons.
7.16.   Tax Opinion.   The Company shall use reasonable best efforts to obtain, and Parent and its Affiliates shall reasonably cooperate with the Company Board and Tax Advisor to obtain the Tax Opinion, which cooperation shall include, for the avoidance of doubt, using reasonable best efforts to provide for the delivery by Parent or its Affiliates (as applicable) of duly executed certificates containing such representations, warranties and covenants as may be reasonably requested by the Tax Advisor to enable the Tax Advisor to render the Tax Opinion; provided that Parent shall not be deemed to be in violation of this Section 7.16 if Parent or any of its Affiliates is unable to confirm or certify any matter requested by the Tax Advisor in any such certificate.
ARTICLE VIII
Conditions
8.1.   Conditions to Each Party’s Obligation to Effect the Merger.   The respective obligation of each Party to effect the Merger is subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:
(a)   Requisite Company Stockholder Approvals.   Each of the Requisite Company Stockholder Approvals shall have been obtained in accordance with applicable Law and the certificate of incorporation and bylaws of the Company.
(b)   No Injunction.   No court or other Governmental Entity of competent jurisdiction shall have issued, enforced or entered an Order or enacted, issued, promulgated or enforced any Law (in each case, whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, makes illegal or otherwise prohibits consummation of the Merger or the other transactions contemplated by this Agreement.
(c)   HSR Act.   Any required waiting periods or extension thereof, including any timing or similar agreement with any Governmental Entity applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.
(d)   Governmental Approvals.   The Company Approvals set forth in Section 8.1(d) of the Company Disclosure Letter shall have been obtained.
8.2.   Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger is also subject to the satisfaction or waiver by Parent at or prior to the Effective Time of the following conditions:

(a)   Representations and Warranties.   (i) Each of the representations and warranties of the Company set forth in Section 5.2(a) (Capital Structure) shall be true and correct in all respects as of the date hereof and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct in all respects as of such particular date or period of time), except, in the case of this clause (i), for any inaccuracies that individually or in the aggregate are de minimis relative to the total fully diluted equity capitalization of the Company; (ii) each of the representations and warranties of the Company set forth in Section 5.1 (Organization, Good Standing and Qualification), Section 5.4(a) (Corporate Authority), Section 5.4(b) (Approval and Fairness), Section 5.18 (Takeover Statutes), Section 5.19 (Brokers and Finders) and Section 5.23 (Existing Debt Documents) shall be true and correct in all material respects as of the date hereof and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct in all material respects as of such particular date or period of time) (disregarding all qualifications or limitations as to “material”, “Company Material Adverse Effect” and words of similar import set forth therein); (iii) the representations and warranties of the Company set forth in Section 5.7(b) (Absence of Certain Changes) and Section 5.15(b) (Tax Matters) shall be true and correct in all respects as of the date hereof and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct in all respects as of such particular date or period of time); and (iv) each other representation and warranty of the Company set forth in Article V shall be true and correct as of the date hereof and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except, in the case of this clause (iii), for any failure of any such representation and warranty to be so true and correct (disregarding all qualifications or limitations as to “material”, “Company Material Adverse Effect” and words of similar import set forth therein) that does not constitute a Company Material Adverse Effect.
(b)   Performance of Obligations of the Company.   The Company shall have performed or complied with in all material respects all agreements, covenants and obligations required to be performed by it under this Agreement at or prior to the Effective Time.
(c)   Company Material Adverse Effect.   Since the date of the Agreement, no Company Material Adverse Effect shall have occurred and be continuing.
(d)   Officers’ Certificate.   Parent shall have received at the Closing a certificate signed on behalf of the Company by an executive officer of the Company to the effect that the conditions set forth in Sections 8.2(a), 8.2(b) and 8.2(c) have been satisfied.
8.3.   Conditions to Obligation of the Company.   The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Effective Time of the following conditions:
(a)   Representations and Warranties.   (i) Each of the representations and warranties of Parent and Merger Sub set forth in Section 6.1 (Corporate Organization), 6.2 (Organizational Documents), 6.3 (Authority Relative to this Agreement) and 6.13 (Permitted Holders) shall be true and correct in all respects as of the date hereof and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct in all respects as of such particular date or period of time); and (ii) each other representation and warranty of Parent and Merger Sub set forth in Article VI shall be true and correct as of the date hereof and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except, in the case of this clause (iii), for any failure of any such representation and warranty to be so true and correct (disregarding all qualifications or limitations as to “material” and words of similar import set forth therein) that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or impair Parent’s or Merger Sub’s ability to consummate the transactions contemplated hereby.

(b)   Performance of Obligations of Parent and Merger Sub.   Each of Parent and Merger Sub shall have performed or complied with in all material respects all agreements, covenants and obligations required to be performed by it under this Agreement at or prior to the Effective Time.
(c)   Officers’ Certificate.   The Company shall have received at the Closing a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent to the effect that the conditions set forth in Sections 8.3(a) and 8.3(b) have been satisfied.
ARTICLE IX
Termination
9.1.   Termination by Mutual Consent.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the Requisite Company Stockholder Approvals have been obtained pursuant to Section 8.1(a), by mutual written consent of the Company by action of the Company Board (acting upon the recommendation of the Special Committee) and Parent.
9.2.   Termination by Either Parent or the Company.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by the Company by action of the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee or by Parent if:
(a)   the Merger shall not have been consummated by December 1, 2026 (the “Outside Date”), whether such date is before or after the date by which the Requisite Company Stockholder Approvals shall have been obtained; provided, that if on such date any of the conditions set forth in Section 8.1(b) (if the Order or applicable Law relates to applicable antitrust or regulatory Laws), Section 8.1(c) or Section 8.1(d) shall not have been satisfied, but all other conditions set forth in Article VIII have been satisfied or waived (to the extent such waiver is permitted by applicable Law) (other than those conditions that by their nature are to be satisfied at the Closing and provided that such conditions are capable of being satisfied at the Closing), then the Outside Date shall be automatically extended to March 1, 2027; provided further that the right to terminate this Agreement pursuant to this Section 9.2(a) shall not be available to any Party that has breached in any material respect its obligations under this Agreement in any manner that shall have been the primary cause of the failure of the Merger to be consummated by the Outside Date;
(b)   (i) any Order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall have become final and non-appealable or (ii) any Law shall have been enacted that prohibits, makes illegal or enjoins the consummation of the Merger (in the case of each of clauses (i) and (ii) whether before or after the Requisite Company Stockholder Approvals have been obtained); provided that the right to terminate this Agreement pursuant to this Section 9.2(b) shall not be available to any Party that has breached in any material respect its obligations to use its reasonable best efforts pursuant to Section 7.5 in any manner that shall have been the primary cause of the imposition of such Order or Law; or
(c)   the Stockholders Meeting shall have been held and the Requisite Company Stockholder Approvals shall not have been obtained thereat or at any adjournment, recess or postponement thereof.
9.3.   Termination by the Company.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by the Company by action of the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee if:
(a)   the Company Board determines to enter into an Acquisition Agreement with respect to a Company Superior Proposal; provided that (A) prior to, or concurrently with, such termination the Company pays the Company Termination Fee due under Section 9.5(b) and (B) the Company substantially contemporaneously enters into such Acquisition Agreement; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.3(a) if the Requisite Company Stockholder Approvals have been obtained;
(b)   there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub in this Agreement, or any such representation and warranty shall have become untrue after the date hereof, such that Section 8.3(a) or 8.3(b) would not be satisfied and such breach or condition is not curable or, if curable, is not cured within the earlier of (i) thirty (30) days after written notice thereof is given by the Company to Parent and (ii) one (1) Business Day before the Outside Date (whether before or after the

Requisite Company Stockholder Approvals have been obtained); provided, however, that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.3 if the Company is then in breach of this Agreement such that any of the conditions set forth in Section 8.2(a) or 8.2(b) would not be satisfied; or
(c)   the (A) the conditions set forth in Sections 8.1 and 8.2 have been satisfied or waived (to the extent such waiver is permitted by applicable Law) (other than those conditions that by their nature are to be satisfied at the Closing and provided that such conditions are capable of being satisfied at the time of termination), (B) the Company has confirmed by written notice to Parent that all conditions set forth in Section 8.3 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing) or that it is irrevocably waiving any unsatisfied conditions in Section 8.3 and that the Company stands ready, willing and able to consummate the Merger and (C) the Merger shall not have been consummated within three (3) Business Days after the later of (x) delivery of such notice and (y) the date the Merger was required to be consummated pursuant to Section 1.2.
9.4.   Termination by Parent.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by Parent if:
(a)   a Change of Company Recommendation shall have occurred; or
(b)   there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date hereof, such that Section 8.2(a) or 8.2(b) would not be satisfied and such breach or condition is not curable or, if curable, is not cured within the earlier of (i) thirty (30) days after written notice thereof is given by Parent to the Company and (ii) one (1) Business Day before the Outside Date (whether before or after the Requisite Company Stockholder Approvals); provided, however, that Parent shall not have the right to terminate this Agreement pursuant to this Section 9.4(b) if Parent is then in breach of this Agreement such that any of the conditions set forth in Section 8.3(a) or 8.3(b) would not be satisfied; provided, however, Parent shall not be entitled to terminate this Agreement pursuant to this Section 9.4(b) on the basis of a breach of Section 7.2 by the Company if such breach was as a result of an action or omission by a Person that is a Rollover Holder as of the date of this Agreement which was not authorized by the Company Board or the Special Committee.
9.5.   Effect of Termination and Abandonment.
(a)   Except as provided in Section 9.5(b) and Section 9.5(c), in the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article IX, this Agreement shall become void and of no effect with no liability to any Person on the part of any Party (or of any of its Representatives or Affiliates); provided, however, and notwithstanding anything in this Agreement to the contrary, that (i) subject to Sections 9.5(e), (f) and (g), the termination of this Agreement shall not relieve any party from liability or damages for fraud or any Willful and Material Breach of this Agreement and (ii) the provisions set forth in Section 7.6(c), Section 7.9, Section 7.12(c), this Section 9.5, Article X and the Confidentiality Agreement shall survive the termination of this Agreement.
(b)   In the event that:
(i)   (A) this Agreement is terminated (I) by either the Company or Parent pursuant to Section 9.2(a), (II) by either the Company or Parent pursuant to Section 9.2(c) or (III) by Parent pursuant to Section 9.4(b) due to a breach by the Company of Section 7.2; (B) a bona fide Company Acquisition Proposal shall have been (1) publicly made or disclosed and (2) not withdrawn prior to the earlier of the date of the Stockholders Meeting (including any adjournment, recess or postponement thereof) and the time of termination of this Agreement; and (C) concurrently with or within twelve (12) months of such termination, the Company shall have consummated a Company Acquisition Proposal or entered into an Acquisition Agreement relating to a Company Acquisition Proposal (whether or not, in each case, such Company Acquisition Proposal is the same one as the Company Acquisition Proposal referred to in clause (B)); provided that, for purposes of clause (B) of this Section 9.5(b)(i), references to “twenty percent (20%)” in the definition of “Company Acquisition Proposal” shall be deemed to be references to “fifty percent (50%)”;
(ii)   this Agreement is terminated by the Company pursuant to Section 9.3(a); or

(iii)   this Agreement is terminated by Parent pursuant to Section 9.4(a);
then the Company shall pay to Parent (or its designee(s)), by wire transfer of same-day funds, a termination fee of $66,504,813 (the “Company Termination Fee”) (x) in the case of Section 9.5(b)(iii), no later than two (2) Business Days after the date of such termination, (y) in the case of Section 9.5(b)(ii), immediately prior to or substantially concurrent with such termination or (z) in the case of Section 9.5(b)(i), immediately prior to or substantially concurrent with the last to occur of the events set forth in Section 9.5(b)(i). It is understood and agreed that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion.
(c)   In the event that this Agreement is terminated by the Company pursuant to Section 9.3(c), then Parent shall pay to the Company (or its designee(s)), by wire transfer of same-day funds, a termination fee of $133,009,627 (the “Parent Termination Fee”) no later than two (2) Business Days after the date of such termination. It is understood and agreed that in no event shall Parent be required to pay the Parent Termination Fee on more than one occasion.
(d)   Each of the Company and Parent acknowledges that the agreements contained in Section 9.5(b) and Section 9.5(c) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the Parties would not enter into this Agreement. Accordingly, if the Company fails to promptly pay the Company Termination Fee due by it pursuant to Section 9.5(b) or Parent fails to promptly pay the Parent Termination Fee due by it pursuant to Section 9.5(c) and, in order to obtain such payment Parent or the Company, as applicable, commences a Proceeding that results in a judgment against the Company or Parent, as applicable, for the Company Termination Fee set forth in Section 9.5(b) or the Parent Termination Fee set forth in Section 9.5(c), the Company or Parent, as applicable, shall (subject to Section 9.5(g) with respect to amounts payable by Parent) pay to Parent or the Company, as applicable their reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees, but not any contingency or similar fees) in connection with such Proceeding, together with interest on the amount of the fee at the prime rate set forth in The Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made from the date such payment was required to be made through the date of payment (collectively, the “Enforcement Costs”).
(e)   In the event that the Company Termination Fee is paid to Parent in circumstances in which such fee is payable pursuant to Section 9.5(b), payment of the Company Termination Fee, together with any Enforcement Costs payable pursuant to Section 9.5(d), shall be the sole and exclusive remedy of Parent and its Related Persons against the Company and its Related Persons (the “Company Related Persons”) for any cost, expense, loss, damage, liability or obligation suffered as a result of the failure of the Merger or the other transactions contemplated by this Agreement to be consummated or for a breach or failure to perform hereunder or otherwise (including in the case of any fraud or Willful and Material Breach), and upon payment of such amount, none of the Company or any Company Related Persons shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement. The provisions of this Section 9.5(e) are intended to be for the benefit of, and shall be enforceable by, each of the Company Related Persons.
(f)   Notwithstanding anything to the contrary set forth in this Agreement (including this Article IX), the Company expressly acknowledges and agrees that (i) the Company’s right to right to receive the Parent Termination Fee pursuant to and in accordance with Section 9.3(c), (ii) the amounts payable to the Company pursuant to Section 7.12(c) and the Enforcement Costs (collectively, the “Additional Obligations”), subject to the Expense Cap, (iii) the Company’s right to seek specific performance or other equitable relief solely in accordance with, and subject to the limitations in, this Agreement (including Section 10.5) and the Equity Commitment Letter and (iv) the rights of the Company under the Confidentiality Agreement shall collectively constitute the sole and exclusive remedies of the Company Related Persons against Parent, Merger Sub, the Equity Investor and their respective Affiliates or any of their or their respective Related Persons (collectively, the “Parent Related Parties”), for, or with respect to, this Agreement, the Financing or the transactions contemplated hereby or thereby (including any breach thereof by Parent or Merger Sub), the termination of this Agreement, the failure to consummate the Closing or any claims or actions under applicable Law arising out of any such breach, termination or failure and none of the Company Related Persons shall seek to recover any other damages or seek any other remedy, whether based on a claim at law or in equity, in contract, tort or otherwise, with respect to any such losses or damages (including in respect of any oral representation made or alleged to be made in connection herewith). While the Company may pursue both a grant of specific performance pursuant to Section 10.5 to cause consummation of the Closing to occur and the payment of the Parent Termination Fee and any Additional Obligations (subject to the Expense Cap), in no event shall the Company be entitled to receive both (x) an order for specific performance or any other equitable remedy cause the Closing to occur and (y) payment of the Parent Termination Fee. The provisions of this Section 9.5(f) are intended to be for the benefit of, and shall be enforceable by, each of the Parent Related Persons.
(g)   Notwithstanding anything to the contrary in this Agreement, the maximum aggregate liability, whether in equity or at Law, in Contract, in tort or otherwise of Parent and the Parent Related Persons collectively (including monetary damages for any Willful and Material Breach) relating to or arising out of this Agreement or the transactions contemplated by this Agreement (including the failure of the transactions contemplated by this Agreement to be consummated) will not exceed under any circumstances an amount equal to (i) the Parent Termination Fee, plus (ii) the Additional Obligations in an amount not to exceed $10,000,000 (the “Expense Cap”).
ARTICLE X
Miscellaneous and General.
10.1.   No Survival of Representations and Warranties.   None of the representations and warranties in this Agreement or in any instrument delivered in connection therewith pursuant to this Agreement will survive the Effective Time. None of the covenants and agreements of the Parties will survive the Effective Time to the extent their terms contemplate performance prior to the Effective Time. This Section 10.1 will not limit Section 9.5 or any other covenant or agreement of the Parties to the extent its terms contemplate performance after the Effective Time.
10.2.   Modification or Amendment.   Subject to the provisions of applicable Laws, at any time prior to the Effective Time, the Parties may modify or amend this Agreement by written agreement, executed and delivered by duly authorized officers of the respective Parties; provided, however, that, after receipt of the Requisite Company Stockholder Approvals, no amendment may be made which, by Law or in accordance with the rules of any relevant stock exchange, requires further approval by the Company’s stockholders unless the Requisite Company Stockholder Approvals are obtained again with respect to the effectiveness of such amendment. Notwithstanding anything to the contrary contained herein, the provisions of this Section 10.2, the first sentence of Section 10.4(c) and Section 10.18 (and any other provision of this Agreement to the extent an amendment, supplement, waiver or other modification of such provision would modify the substance of such Sections) shall not be amended, modified, supplemented or waived in a manner that adversely impacts or is otherwise adverse in any respect to any Debt Financing Source without the prior written consent of the applicable Debt Financing Sources.
10.3.   Waiver of Conditions.   The conditions to each of the Parties’ obligations to consummate the Merger are for the sole benefit of such Party and may be waived by such Party in whole or in part to the extent permitted by applicable Laws. No failure or delay by any Party exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
10.4.   GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL.
(a)   THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAWS, RULES OR PRINCIPLES THEREOF (OR ANY OTHER JURISDICTION) TO THE EXTENT THAT SUCH LAWS, RULES OR PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION.
(b)   The Parties hereby irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, in the event that such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) located in New Castle County in the State of Delaware or the United States District Court for the District of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any Proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such Proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the Parties irrevocably agree that all claims relating to such Proceeding or transactions shall be heard and determined in such a Delaware state or federal court. The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such Proceeding in the manner provided in Section 10.6 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.
(c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE DOCUMENTS REFERRED TO HEREIN OR THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTEMPLATED IN THIS SECTION 10.4, TO ENTER INTO THIS AGREEMENT, THE AGREEMENTS CONTEMPLATED BY THE DOCUMENTS REFERRED TO HEREIN, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AS APPLICABLE.
10.5.   Specific Performance.
(a)   The Parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each Party agrees that, in the event of any breach or threatened breach by any other Party of any covenant or obligation contained in this Agreement or the Equity Commitment Letter, the non-breaching Party shall be entitled (in addition to any other remedy that may be available to it whether in Law, equity or otherwise, including monetary damages) to seek (i) an Order of specific performance to enforce the observance and performance of such covenant or obligation and (ii) an injunction restraining such breach or threatened breach. Notwithstanding anything in this Agreement to the contrary, the Company shall be entitled to enforce specifically Parent and Merger Sub’s obligation to consummate the Merger and the Equity Investor’s obligation to provide the Equity Financing if, and only if, (1) all of the conditions set forth in Sections 8.1 and 8.2 of this Agreement have been and continue to be satisfied or waived (other than those that, by their nature, are to be satisfied at the Closing; provided that those conditions could be satisfied if the Closing were to occur), (2) the Company has irrevocably confirmed by written notice to Parent that (x) all conditions set forth in Section 8.3 have been satisfied (other than those that, by their nature, are to be satisfied at the Closing) or that they would be willing to waive any unsatisfied conditions in Section 8.3 and (y) that the Company is ready, willing, and able to consummate the Closing if specific performance is granted and the Debt Financing were funded, (3) the Debt Financing has been funded or will be funded at the Closing (in each case, in accordance with the terms and conditions thereof) (for the avoidance of doubt, if the Debt Financing has not been funded and will not be funded at the Closing for any reason (including any breach of Section 7.12), the Company shall not be entitled to enforce Parent’s and Merger Sub’s obligation to consummate the Merger or the other transactions contemplated hereunder or the Equity Investor’s obligation to provide the Equity Financing pursuant to this Section 10.5) and (4) the Merger has not been consummated in accordance with Section 1.2.
(b)   Each Party further agrees that no other Party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 10.5, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. The Parties acknowledge and agree that the right of specific performance contemplated by this Section 10.5 is an integral part of the transactions contemplated hereunder, including the Merger, and without that right, none of the Company, Parent or Merger Sub would have entered into this Agreement.
10.6.   Notices.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, or by email (with confirmation by return email) to the respective Parties hereto at the following coordinates:
If to Parent or Merger Sub:
c/o Welsh, Carson, Anderson & Stowe
599 Lexington Avenue, Suite 1800
New York, New York 10022
Attention:
Ting Gu

Email:
*****

With a copy (which shall not constitute notice) to:
Cravath, Swaine & Moore LLP
375 Ninth Avenue
New York, NY 10001
Attention:
Minh Van Ngo
Andrew M. Wark

Email:
mngo@cravath.com
awark@cravath.com

and
Ropes & Gray LLP
1211 6th Avenue
New York, NY 10036
Attention:
Scott A. Abramowitz
Craig E. Marcus

Email:
scott.abramowitz@ropesgray.com
craig.marcus@ropesgray.com

If to the Company:
Select Medical Holdings Corporation
4714 Gettysburg Road, P.O. Box 2034
Mechanicsburg, PA 17055
Attention:
John Duggan
Mike Tarvin

Email:
*****
*****

With a copy (which shall not constitute notice) to:
Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention:
Stephen Leitzell
Michael Darby

Email:
stephen.leitzell@dechert.com
michael.darby@dechert.com

and
Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, NY 10001
Attention:
Allison R. Schneirov
Christopher M. Barlow

Email:
allison.schneirov@skadden.com
christopher.barlow@skadden.com

10.7.   Entire Agreement.   This Agreement, the Guarantee and the Confidentiality Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all other prior and contemporaneous agreements, negotiations, understandings, representations and warranties, oral or written with respect to such matters. The Company Disclosure Letter and the Exhibits hereto are “facts ascertainable” as that term is used in Section 251(b) of the DGCL, and do not form part of this Agreement but instead operate upon the terms of this Agreement as provided herein. Notwithstanding anything to the contrary in this Agreement, the Company Disclosure Letter shall not be deemed a part of this Agreement as provided in Section 268(b) of the DGCL.
10.8.   No Third-Party Beneficiaries.   Except as provided in Section 7.10, Section 7.12(c), Section 9.5(e), Section 9.5(f), the last sentence of Section 10.2, Section 10.17 or Section 10.18, Parent and Merger Sub hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the Company and the Company hereby agrees that its representations, warranties and covenants set forth herein are solely for the benefit of Parent and Merger Sub, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein, and the Parties hereby further agree that this Agreement may only be enforced against, and any Proceeding that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against, the Persons expressly named as Parties.
10.9.   Obligations of Parent and of the Company.   Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time.
10.10.   Transfer Taxes.   Except as provided in Section 4.2(b)(v), all transfer, documentary, sales, use, stamp, registration, value-added and other such Taxes and fees incurred in connection with the Merger shall be paid by Parent and Merger Sub when due.
10.11.   Severability.   The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of any other provision hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
10.12.   Interpretation and Construction.
(a)   The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.
(b)   Where a reference in this Agreement is made to an Article, Section, Subsection, Recitals, Preamble or Exhibit, such reference shall be to an Article, Section, Subsection, Recitals, Preamble or Exhibit of or to this Agreement, unless otherwise indicated.
(c)   Unless the express context otherwise requires: (i) the word “day” means calendar day; (ii) the words “hereto”, “hereof”, “herein”, “hereunder” and words of similar import when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (iii) the terms defined in the singular have a comparable meaning when used in the plural and vice versa; (iv) the term “dollars” and the symbol “$” mean United States Dollars and all amounts in this Agreement shall be paid in United States Dollars, unless specifically otherwise provided, and in the event any amounts, costs, fees or expenses incurred by any Party pursuant to this Agreement are denominated in a currency other than United States Dollars, the United States Dollar equivalent for such costs, fees and expenses shall be determined by converting such other currency to United States Dollars at the foreign exchange rates published in The Wall Street Journal, Eastern Edition and in effect at the time such amount, cost, fee or expense is incurred, and in the event the resulting conversion yields a number that extends beyond two (2) decimal points, rounded to the nearest penny; (v) whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”; (vi) the term “or” is not exclusive and has the meaning represented by the phrase “and/or”; (vii) references in this Agreement to any gender include the other gender; (viii) references in this Agreement to the “United States” or the “U.S.” mean the United States of America and its territories and possessions; (ix) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if”; (x) all accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP; and (xi) except as otherwise specifically provided herein, all references in this Agreement to any statute include the rules and regulations promulgated thereunder, in each case as amended, re-enacted, consolidated or replaced from time to time and in the case of any such amendment, re-enactment, consolidation or replacement, reference herein to a particular provision shall be read as referring to such amended, re-enacted, consolidated or replaced provision and also include, unless the context otherwise requires, all applicable guidelines, bulletins or policies made in connection therewith.
(d)   Whenever this Agreement refers to a number of days, such number shall refer to calendar days, unless Business Days are specified.
(e)   The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.
(f)   Except as otherwise specifically provided herein, all references in this Agreement to any agreement (including this Agreement), Contract, document or instrument mean such agreement, Contract, document or instrument as amended, supplemented, qualified, modified, varied, restated or replaced from time to time in accordance with the terms thereof and, unless otherwise specified therein, include all schedules, annexes, addendums, exhibits and any other documents attached thereto.
(g)   The phrases “delivered”, “made available” and words of similar import, when used in this Agreement, shall mean that the information referred to (i) has been posted to the data site maintained by the Company or its Representatives in connection with the transactions contemplated by this Agreement or (ii) filed with or furnished to the SEC and publicly available on the SEC’s EDGAR reporting system prior to the date hereof.
10.13.   Assignment.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assignable or delegable (as the case may be), in whole or in part, by operation of Law or otherwise, and any attempted or purported assignment or delegation in violation of this Section 10.13 shall be null and void; provided, however, that, subject to the requirements of applicable Law and subject to Section 7.14, prior to such time as the Company Unaffiliated Stockholder Approval shall have been obtained, each of Parent and Merger Sub may assign all or a portion of its rights and obligations hereunder to any Affiliate; provided, further, that no such assignment shall (i) impede or delay the consummation of the transactions contemplated by this Agreement or otherwise impede the rights of the stockholders of the Company under this Agreement or (ii) relieve Parent of its obligations hereunder.
10.14.   Special Committee.   Notwithstanding anything to the contrary set forth in this Agreement, until the Effective Time, (a) the Company may take the following actions only with the prior approval of the Special Committee (so long as the Special Committee is in existence): (i) amending, restating, modifying or otherwise changing any provision of this Agreement; (ii) waiving any right under this Agreement or extending the time for the performance of any obligation of Parent or Merger Sub; (iii) terminating this Agreement; (iv) taking any action under this Agreement that expressly requires the approval of the Special Committee; (v) making any decision or determination, or taking any action under or with respect to this Agreement or the transactions contemplated hereby that would reasonably be expected to be, or is required to be, approved, authorized, ratified or adopted by the Company Board; (vi) granting any approval or consent for, or agreement to, any item for which the approval, consent or agreement of the Company is required under this Agreement; and (vii) agreeing to do any of the foregoing and (b) no decision or determination shall be made, or action taken, by the Company or the Company Board (including effecting a Change of Company Recommendation) under or with respect to this Agreement or the transactions contemplated hereby without first obtaining the approval of the Special Committee. For the avoidance of doubt, any requirement of the Company or the Company Board to obtain the approval of the Special Committee pursuant to this Section 10.14 shall not, and shall not be deemed to, modify or otherwise affect any rights of Parent or Merger Sub, or any obligations of the Company, the Special Committee or the Company Board to Parent or Merger Sub, set forth in this Agreement.
10.15.   Certain Definitions.   As used in this Agreement, except as otherwise specifically provided herein, the following terms have the meanings set forth in this Section 10.15:
“Acceptable Confidentiality Agreement” means a confidentiality agreement with terms no less favorable, in the aggregate, to the Company than the Confidentiality Agreement; provided that (a) such confidentiality agreement shall not prohibit compliance by the Company with its obligations under this Agreement and (b) need not contain an express or implied “standstill” provision.
“Acquisition Agreement” has the meaning set forth in Section 7.2(b)(ii).
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made (for purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise); provided, however, that, unless otherwise explicitly stated, Parent and its Subsidiaries shall be deemed to not be Affiliates of the Company (and vice versa) for any purpose hereunder.
“Agreement” has the meaning set forth in the Preamble.
“AI Laws” means all Laws governing the development, implementation, deployment, maintenance or use of artificial intelligence, machine learning, decision support or other predictive algorithm technology, including those simulating human intelligent thought processes.
“AI Programs” has the meaning set forth in Section 5.16(g).
“Anti-Corruption Laws” means (a) the U.S. Foreign Corrupt Practices Act of 1977 (15 U.S.C. § 78dd1, et seq.) and (b) all other anti-bribery, anti-corruption, anti-money-laundering and similar applicable Laws of each jurisdiction in which the Company or any of its Subsidiaries operates or has operated and in which any Person acting on behalf of the Company or any of its Subsidiaries, including any officer, director, employee, agent and Affiliate thereof, is conducting or has conducted business involving the Company or any of its Subsidiaries.

“Applicable Date” has the meaning set forth in Section 5.9(a).
“Bankruptcy and Equity Exception” has the meaning set forth in Section 5.4(a).
“Benefit Plan” means any benefit and compensation plan, program, policy, practice, agreement, contract, arrangement or other obligation, whether or not in writing and whether or not funded, in each case, which is sponsored or maintained by, contributed to or required to be contributed to by, or with respect to which there is any liability (whether contingent or otherwise) of, the Company, including with respect to employment, pension, retirement, severance, termination, retention, change-in-control, deferred compensation, stock- and equity-based, phantom stock, employee stock ownership, incentive bonus, supplemental retirement, profit sharing, insurance, medical, welfare, fringe or other benefits or other remuneration other than any (x) statutory plan, program or arrangement that is required under applicable Laws and maintained by any Governmental Entity or (y) “multiemployer plan” within the meaning of Section 3(37) of ERISA.
“Book-Entry Share” has the meaning set forth in Section 4.1(a).
“Business Day” means any day ending at 11:59 p.m. (New York City time) other than a Saturday or Sunday or a day on which (a) banks are required or authorized to close in New York City, New York or (b) for purposes of determining the Closing Date only, the Office of the Secretary of State of Delaware is required or authorized to close.
“Bylaws” has the meaning set forth in Section 2.1.
“Certificate” has the meaning set forth in Section 4.1(a).
“Certificate of Merger” has the meaning set forth in Section 1.3.
“Change of Company Recommendation” has the meaning set forth in Section 7.2(b)(i).
“Charter” has the meaning set forth in Section 2.1.
“Closing” has the meaning set forth in Section 1.2.
“Closing Date” has the meaning set forth in Section 1.2.
“Code” has the meaning set forth in Section 4.2(f).
“Commitment Letters” has the meaning set forth in Section 6.8(a).
“Company” has the meaning set forth in the Preamble.
“Company Acquisition Proposal” means any inquiry, proposal, indication of interest or offer from any Person or group (as defined within the meaning of Section 13(d)(3) of the Exchange Act), other than Parent or Merger Sub, relating to any (a) merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, spin-off, share exchange, business combination, purchase or similar transaction involving the Company which if consummated would result in any Person or group (as defined in or under Section 13 of the Exchange Act) (other than Parent or Merger Sub) becoming the beneficial owner, directly or indirectly, in one or a series of related transactions, of twenty percent (20%) or more of the total voting power or of any class of equity securities of the Company or the surviving or resulting entity of such transaction or (b) direct or indirect acquisition (including by way of acquisition of equity interests in a Company Subsidiary), in one or a series of related transactions, of twenty percent (20%) or more of the total voting power or of any class of equity securities of the Company or the surviving or resulting entity of such transaction, or twenty percent (20%) or more of the assets, revenue or net income of the Company and the Company Subsidiaries (on a consolidated basis), in each case, other than the transactions contemplated by this Agreement.
“Company Approvals” has the meaning set forth in Section 5.5(a).
“Company Board” has the meaning set forth in the Recitals.
“Company Disclosure Letter” has the meaning set forth in Article V.

“Company Employees” has the meaning set forth in Section 5.12(a).
“Company Entity” has the meaning set forth in Section 5.3(b).
“Company IT Assets” means all IT Assets that are used by or on behalf of the Company Entities.
“Company JV” has the meaning set forth in Section 5.3(b).
“Company Material Adverse Effect” means any change, event, occurrence, state of facts, condition, circumstance, development or effect that, individually or in the aggregate with such other changes, events, occurrences, state of facts, conditions, circumstances, developments or effects, has had, or would reasonably be expected to (a) prevent or materially delay or impair the consummation of the Merger and the other transactions contemplated by this Agreement or (b) have, a material adverse effect on the properties, assets, liabilities, operations, business, results of operations or condition of the Company and the Company Subsidiaries, taken as a whole; provided, however, that, for the purposes of clause b only, no change, event, occurrence, state of facts, condition, circumstance, development or effect arising out of, or resulting from, any of the following, shall be deemed to constitute or be taken into account in determining whether there has occurred or would reasonably be expected to occur a Company Material Adverse Effect: (i) changes in the economy, capital, credit, banking, debt, financial or currency markets or political, regulatory or business conditions in the United States or elsewhere in the world, or changes therein, including changes in interest or exchange rates or any suspension of trading in securities on the NYSE; (ii) changes that are the result of factors generally affecting the industries, markets or geographical areas in which the Company or the Company Subsidiaries operate; (iii) changes in GAAP or other applicable accounting standards (or any authoritative interpretations thereof); (iv) acts of war (whether or not declared), civil disobedience, cyberterrorism, terrorism, military actions or the escalation of any of the foregoing, any hurricane, flood, tornado, earthquake or other catastrophic weather or natural disaster, or any epidemic, pandemic or outbreak of illness or other public health event or any other force majeure event, whether or not caused by any Person (other than the Company or any of its Affiliates or Representatives), or any national or international calamity or crisis, including any worsening of such conditions existing as of the date hereof; (v) any actions taken or omitted to be taken by the Company at the express written direction of Parent or Merger Sub or that are expressly required to be taken or omitted to be taken by this Agreement (other than Section 7.1); (vi) the negotiation, execution, announcement or performance of this Agreement or the pendency or consummation of the Merger or the other transactions contemplated by this Agreement (including any loss of or adverse change in the relationship of the Company and the Company Subsidiaries with their respective employees, investors, contractors, lenders, customers, suppliers, vendors or Governmental Entities or other third parties related thereto); (vii) the identity of Parent or any of its Affiliates as the acquiror of the Company, or any facts or circumstances concerning Parent or any of its Affiliates, including any communication by any of them regarding plans, proposals or projections with respect to the Company, the Company Subsidiaries or their respective employees; (viii) any changes in applicable Law (or the enforcement or official interpretation thereof), including the adoption, implementation, repeal, modification, reinterpretation or proposal of any applicable Law (or the enforcement or official interpretation thereof) by any Governmental Entity, or any panel or advisory body empowered or appointed thereby; (ix) any Transaction Litigation or any demand or Proceeding for appraisal or the fair value of any Shares pursuant to the DGCL in connection herewith; or (x) any failure by the Company to meet, or changes to, internal or analysts’ estimates, projections, expectations, budgets or forecasts of operating statistics, revenue, earnings, cash flow or any other financial or performance measures (whether made by the Company or any third parties), any change in the Company’s credit ratings, or any change in the price or trading volume of the Shares (it being understood that the underlying causes of such failures or changes in this clause (x) may be taken into account in determining whether a Company Material Adverse Effect has occurred, unless such underlying cause would otherwise be excepted by this definition); provided, further, that, with respect to each of clauses (i), (ii), (iii), (iv) and (viii), such change, event, occurrence, state of facts, condition, circumstance, development or effect shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred to the extent it disproportionately adversely affects the Company and the Company Subsidiaries, taken as a whole, compared to other companies of similar size in the industry in which the Company and the Company Subsidiaries primarily operate.
“Company Owned Intellectual Property” means all Intellectual Property Rights owned or purported to be owned by a Company Entity.

“Company Recommendation” has the meaning set forth in Section 5.4(b).
“Company Related Persons” has the meaning set forth in Section 9.5(e).
“Company Reports” has the meaning set forth in Section 5.6(a).
“Company Restricted Shares” has the meaning set forth in Section 4.3(a).
“Company Share” and “Company Shares” have the meanings set forth in the Recitals.
“Company Stock Plan” means each of the Company’s 2020 Equity Incentive Plan and 2016 Equity Incentive Plan, as amended from time to time.
“Company Stockholder Approval” means the adoption of this Agreement by the affirmative vote of the holders representing a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon.
“Company Stockholders Meeting” has the meaning set forth in Section 7.4.
“Company Superior Proposal” means any unsolicited bona fide Company Acquisition Proposal that is on terms that the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee determines in good faith (after consultation with its outside legal counsel and financial advisors) and after taking into account the legal, financial, regulatory and other aspects of such Company Acquisition Proposal and the identity of the person making such Company Acquisition Proposal, (x) is reasonably capable of being consummated in accordance with its terms relative to the transactions contemplated by this Agreement and (y) if consummated would result in a transaction more favorable to the Company’s stockholders, from a financial point of view, than the Merger and the other transactions contemplated by this Agreement (taking into account any proposed amendment or modification proposed by Parent pursuant to Section 7.2(b)). For purposes of the reference to “Company Acquisition Proposal” in this definition, all references to “20%” shall be deemed to be references to “50%”.
“Company Termination Fee” has the meaning set forth in Section 9.5(b)(iii).
“Company Unaffiliated Stockholder Approval” means the adoption of this Agreement and the approval of the Merger and the other transactions contemplated by this Agreement by the affirmative vote of the holders representing a majority of the aggregate voting power of the outstanding Company Shares entitled to vote thereon excluding any Company Shares beneficially owned by Parent, Merger Sub, the Rollover Holders and their respective Affiliates, “associates” or members of their respective “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act).
“Confidentiality Agreement” has the meaning set forth in Section 7.6.
“Continuing Employee” means each employee of the Company or any of the Company Subsidiaries who is employed by the Company or any of the Company Subsidiaries as of immediately prior to the Effective Time and who continues to be actively employed by the Surviving Company (or any of its affiliates) on or following the Effective Time.
“Contract” means any legally binding agreement, lease, sublease, license, covenant not to sue, contract, note, mortgage, indenture, arrangement or other obligation or grant of rights and any amendment, waiver or other modification thereto, in each case whether written or oral.
“control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by Contract (including any credit arrangement) or otherwise.
“D&O Insurance” has the meaning set forth in Section 7.10(b).
“Debt Commitment Letter” has the meaning set forth in Section 6.8(a).
“Debt Financing” has the meaning set forth in Section 6.8(a).

“Debt Financing Related Parties” means the Debt Financing Sources, their respective Affiliates and their and their respective Affiliates’ respective controlling shareholders, general partners, managing members, directors, officers, employees, consultants, agents, advisors and other Representatives, including legal counsel, accountants and financial advisors, and their successors and permitted assigns, in each case, solely in their capacities as such.
“Debt Financing Sources” means, at any time, the Persons that have committed to provide or arrange or have otherwise entered into agreements with Parent in connection with all or any part of the Debt Financing or any other financing (other than the Equity Financing) (including the parties to the Debt Commitment Letter and any agreements, joinder agreements, engagement letters, underwriting agreements, indentures, loan agreements or credit agreements entered into in connection therewith), including the agents, arrangers, lenders, initial purchasers and other entities that have committed to provide or arrange all or part of the Debt Financing.
“DGCL” has the meaning set forth in the Recitals.
“DTC” has the meaning set forth in Section 4.2(b)(i).
“Effective Time” has the meaning set forth in Section 1.3.
“Eligible Shares” has the meaning set forth in Section 4.1(a).
“Enforcement Costs” has the meaning set forth in Section 9.5(d).
“Environmental Law” means any Law relating to pollution or the protection, investigation or restoration of the environment or, as it relates to exposure to hazardous or toxic materials, substances or wastes or noise or odors, the protection of health and safety, including the manufacture, processing, distribution, handling, use, storage, treatment, transportation, presence, disposal, Release or threatened Release of any toxic or hazardous materials, substances or wastes.
“Equity Commitment Letter” has the meaning set forth in Section 6.8(a).
“Equity Financing” has the meaning set forth in Section 6.8(a).
“Equity Investor” has the meaning set forth in Section 6.8(a).
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any entity (whether or not incorporated) that would be treated together with the Company as a “single employer” within the meaning of Section 414 of the Code or Section 4001 of ERISA, but excluding Parent and its Subsidiaries.
“Exchange Act” means the Securities Exchange Act of 1934.
“Excluded Shares” has the meaning set forth in Section 4.1(a).
“Existing Debt Documents” means, collectively, (a) that certain Credit Agreement dated as of March 6, 2017, as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, by and among the Company, Select Medical Corporation, a Delaware corporation, the lenders and issuing banks party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Credit Agreement”), and (b) that certain Indenture dated as of December 3, 2024, as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, by and between Select Medical Corporation, a Delaware corporation, the guarantors party thereto from time to time and U.S. Bank Trust Company, National Association, a national banking association, as trustee.
“Expense Cap” has the meaning set forth in Section 9.5(g).
“FDA” means the United States Food and Drug Administration.
“Financing” has the meaning set forth in Section 6.8(a).

“Financing Sources” means, collectively, the Equity Investor and Debt Financing Sources.
“GAAP” means United States generally accepted accounting principles.
“Government Healthcare Programs” means (a) the Medicare program established under and governed by the applicable provisions of Title XVIII of the Social Security Act, the regulations promulgated thereunder and any sub-regulatory guidance issued, (b) the Medicaid program governed by the applicable provisions of Title XIX of the Social Security Act, the regulations promulgated thereunder and any sub-regulatory guidance issued, as well as any state Laws implementing the Medicaid program, (c) state Children’s Health Insurance Program (“CHIP”), (d) TRICARE (10 U.S.C. §§ 1071 et seq.), (e) any health insurance program for the benefit of federal employees, including those under chapter 89 of title 5, United States Code, and (f) any other state or federal health care program or plan, including any similar or successor programs administered or financed in whole or in part by a Governmental Entity.
“Government Official” means any official, officer, employee, or Representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Entity, and includes any official or employee of any entity directly or indirectly owned or controlled by any Governmental Entity, and any officer or employee of a public international organization, as well as any Person acting in an official capacity for or on behalf of any such Governmental Entity, or for or on behalf of any such public international organization.
“Governmental Entity” has the meaning set forth in Section 5.5(a).
“Hazardous Materials” means any (a) waste, material, or substance that is listed, regulated or defined under any Environmental Law as toxic, hazardous, flammable, radioactive, infectious or as a pollutant (or words of similar import) and (b) asbestos or asbestos-containing materials, toxic mold, polychlorinated biphenyls, per- or poly- fluoroalkyl substances, medical or biological waste and petroleum or petroleum byproducts or distillates.
“Healthcare” means, for the purposes of this Agreement, the prevention, evaluation, diagnosis, treatment or management of, or habilitation or rehabilitation from, illness or injury through the services offered by medical and allied health professionals, including medical benefits covered under liability insurance policies or self-funded liability coverage (e.g., automobile liability coverage and workers’ compensation coverage) and benefits covered under health insurance policies, managed care plans or programs, self-funded health programs or other Government Healthcare Programs.
“Healthcare Laws” means all applicable Laws (and the regulations promulgated thereunder) pertaining to: (a) the relationships among providers, payors (including private, commercial and governmental payors), vendors, and consumers in the Healthcare industry; (b) the delivery, purchase, administration, management or support of Healthcare services; (c) the operations of facilities such as pharmacies, laboratories, radiology or imaging centers or the operation of professional medical practices or other medical or health facilities, including Licenses and Government Healthcare Program enrollment and participation; (d) the facility and professional licensure, certification, registration, qualification, or authority to transact business in connection with the coordination, administration, provision or arrangement of, or payment for, Healthcare benefits, including applicable Laws that pertain to liability insurers, health insurers, managed care plans, self-funded insurers or any persons bearing the financial risk for the provision or arrangement of Healthcare services; (e) the participation in provider networks of third-party payors or self-funded payors of Healthcare services or the organization, arrangement or offering of provider networks, including applicable Laws governing preferred provider networks (“PPOs”), workers’ compensation provider networks or their contracting, credentialing or peer review; (f) the solicitation or acceptance of improper incentives involving Persons operating in the Healthcare industry, including state and federal laws prohibiting or regulating fraud and abuse, patient referrals, self-referrals, provider reimbursement or provider incentives generally or under the following statutes: the Federal anti-kickback law (42 U.S.C. § 1320a-7b), the Stark Law (42 U.S.C. § I 395nn), the Federal False Claims Act (31 U.S.C. §§ 3729, et seq.), the administrative False Claims Act (42 U.S.C. § 1320a-7b(a)), the Federal Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the criminal false claim statutes (18 U.S.C. §§ 286, 287 and 1001), the Federal health care program exclusions laws (42 U.S.C. § 1320a‑7), the Federal Program Fraud Civil Remedies Act (31 U.S.C. § 3801 et seq.), the Eliminating Kickbacks in Recovery Act (18 U.S.C. § 220), the Beneficiary Inducement Statute (42 U.S.C. § 1320a-7a(a)(5)) and similar state laws; (g) the administration, processing, review or investigation of Healthcare bills, claims or benefits, the determination of medical necessity for Healthcare services, treatment or supplies, the processing or payment for Healthcare services, treatment or supplies, the appeals and grievance of Healthcare coverage, decisions or treatment, including applicable Laws regulating the licensure, certification, registration or authority to transact business of third-party administrators, service companies, claims adjusters, utilization review agents or persons performing quality assurance, appeals and grievances, re-pricing of provider claims, credentialing or coordination of benefits; (h) claims processing and submission, including billings to insurance companies, health maintenance organizations, Government Healthcare Programs, other managed care plans or self-funded employers or employer groups or otherwise related to insurance fraud(i) the Patient Protection and Affordable Care Act (Pub. L. 111-148) as amended by the Health Care and Education Reconciliation Act of 2010 (Pub. L. 111-152) and the Public Health Services Act (42 U.S.C. § 201 et seq); (j) the storage, transportation, compounding, packaging and repackaging, labeling, pricing, sale, marketing, distribution or use of drug products or drug supplies, including the Controlled Substances Act (21 U.S.C. § 801 et seq.); (k) the corporate practice of medicine or other professional healthcare services, including restrictions on business entities from practicing medicine or other healthcare professions, fee splitting, employing a physician or other healthcare professional to provide professional services, or having beneficial ownership in or a financial relationship with a physician or other healthcare professional or practice; (l) any workers compensation system involving the provision of or payment for healthcare items or services for employees injured in the course of employment; (m) the Laws of the United States Department of Veterans Affairs that govern or regulate the administration, delivery or payment of health care to or for U.S. veterans; (n) participation in the Government Healthcare Programs, provision of healthcare items or services to Government Healthcare Program beneficiaries, and the submission of claims to the Program for payment; (o) the hiring of employees or acquisition of services or suppliers from Persons excluded from participation in Government Healthcare Programs under the Exclusion Law (42 U.S.C. § 1320a-7), (p) laboratory services and diagnostic testing, including the Clinical Laboratory Improvement Amendments of 1988 (42 C.F.R. § 493), (q) billing, coding and reimbursement, (r) standards of care, quality assurance, risk management, utilization review and peer review and mandated reporting of incidents, occurrences, diseases and events, (s) the provision of telemedicine services and remote or electronic prescribing, (t) the operation and support of and services related to clinical research or clinical trials, including all requirement relating to the protection of human research subjects, and (u) laws that require notification to or consent by a Governmental Entity in connection with a transaction involving a health care entity (“Healthcare Transaction Laws”), and, in in each case, the respective rules and regulations promulgated by any Governmental Entity thereunder.
“HIPAA” means any state or federal laws governing the privacy, security, integrity, accuracy, protection, management, storage, disclosure, transmission or exchange of Healthcare information (including prescription records and medical records), financial, consumer or other information belonging to individuals or entities, including the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.), as amended, including as such act was amended by the Health Information Technology for Economic and Clinical Health Act and the implementing regulations promulgated thereunder.
“Holder” has the meaning set forth in Section 4.2(b)(i).
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“Import and Export Laws” means (a) all sanctions, export and re-export Laws of the United States, including the U.S. International Traffic in Arms Regulation, the Export Administration Regulations and U.S. sanctions Laws and regulations administered by the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), as applicable, and (b) all other applicable import and export control Laws in any countries in which the Company conducts business.
“Indemnified Parties” has the meaning set forth in Section 7.10(a).
“Intellectual Property Rights” means any of the following arising pursuant to the Laws of any jurisdiction throughout the world, whether registered or unregistered: (i) trademarks, service marks, trade dress, logos, brands, trade names, company names and similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by any of the foregoing (“Trademarks”); (ii) copyrights (including in IT Assets), works of authorship and database rights (“Copyrights”); (iii) trade secrets, proprietary know-how, inventions, designs, processes, procedures, data, databases, drawings, specifications, records, formulae, methods and confidential business information (collectively, “Trade Secrets”); (iv) industrial property rights, patents and other patent rights (including any and all inventions, methods, processes, substitutions, revisions, divisions, continuations, continuations-in-part, provisionals, interferences, reexaminations and reissues of the foregoing) (collectively, “Patents”); (v) rights in software (including source code, object code and related documentation and specifications) (collectively, “Software”); (vi) name, image, likeness, biographical information and rights of publicity, artist and moral rights and rights of attribution (“Publicity Rights”); and (vii) internet domain names, social and mobile media account identifiers and URLs (“Domain Names”); in each case, including any applications, registrations, issuances, extensions and renewals for any of the foregoing with any Governmental Entity or Domain Name registrar.
“Intervening Event” means a material positive event, fact, development or occurrence with respect to the Company and the Company Subsidiaries or the business of the Company and the Company Subsidiaries, taken as a whole, that (a) is not known by, or reasonably foreseeable to, the Special Committee as of or prior to the execution and delivery of this Agreement and (b) first occurs, arises or becomes known to the Special Committee after the execution and delivery of this Agreement and on or prior to the date of the Requisite Company Stockholder Approvals; provided that (i) any event, fact, development or occurrence that involves or relates to a Company Acquisition Proposal or any inquiry or communications or matters relating thereto, (ii) any event, fact, development or occurrence that results from (A) the announcement, pendency and consummation of this Agreement or the Merger or any actions required to be taken or to be refrained from being taken pursuant to this Agreement or (B) a breach of this Agreement by the Company, (iii) the fact that the Company meets or exceeds any internal or analysts’ expectations or projections or (iv) any changes or lack thereof after the date hereof in the market price or trading volume of the Company Shares, individually or in the aggregate, will not be deemed to constitute an Intervening Event.
“IT Assets” means hardware, Software, computers, firmware, middleware, servers, systems, networks, databases, websites, routers, hubs, switches, data communication lines, AI Program, applications and other information technology assets and equipment.
“Knowledge” or any similar phrase means (a) with respect to the Company, the collective actual knowledge of the individuals set forth in Section 10.15(a) of the Company Disclosure Letter after due inquiry and (b) with respect to Parent, the collective actual knowledge of the officers and directors of Parent.
“Laws” has the meaning set forth in Section 5.9(a).
“Leased Real Property” has the meaning set forth in Section 5.11(b).
“Licenses” has the meaning set forth in Section 5.9(b).
“Lien” means any mortgage, deed of trust, pledge, assessment, security interest, lien, hypothecation, encumbrance, charge, claim, restrictive covenant, condition, lease, easement, right of way or other encumbrance to title, licenses, covenants not to sue or similar rights or limitation on voting rights, transferability or disposition rights, or any option, right of first refusal or right of first offer or other similar encumbrance.
“Malicious Code” means any virus, malware or other device or feature designed to disrupt, disable, or otherwise impair the functioning of any Software or other IT Assets, including any “back door”, “time bomb”, “Trojan horse”, “worm”, “drop dead device” or other malicious Software that permit unauthorized access or the unauthorized disablement of such Software or other IT Assets.
“Managed Practice” means a clinical professional practice entity with which any Company Entity has entered into a management or administrative services agreement.
“Marketing Period” means the first period of fifteen (15) consecutive Business Days commencing after the date hereof and ended prior to the Outside Date (inclusive of each day starting with the first day and through and ending with the last day of such period) in which Parent and the Debt Financing Sources have the Required Information; provided that the Marketing Period shall be deemed not to have commenced if, prior to the completion of such fifteen (15) consecutive Business Day period, (a) the Company’s independent auditors shall have withdrawn their audit opinion with respect to any of the financial statements contained in the Required Information, in which case the Marketing Period shall not be deemed to commence unless and until a new unqualified audit opinion is issued with respect to such financial statements by the Company’s independent auditors or another independent accounting firm reasonably acceptable to Parent, (b) the financial statements included in the Required Information that is available to Parent on the first day of any such fifteen (15) consecutive Business Day period would be required to be updated under Rule 3-12 of Regulation S-X in order to be sufficiently current to permit a registration statement on Form S-1 using such financial statements to be declared effective by the SEC on the last day of such fifteen (15) consecutive Business Day period, in which case the Marketing Period shall not be deemed to commence until the receipt by Buyer of updated Required Information that would be required under Rule 3-12 of Regulation S-X to permit a registration statement on Form S-1 using such financial statements to be declared effective by the SEC on the last day of such new fifteen (15) consecutive Business Day period or (c) the Company announces any intention to, or determines that it must, restate any financial information or financial statements included in the Required Information or any such restatement is under consideration or is a possibility, in which case the Marketing Period may not commence unless and until such restatement has been completed or the Company has determined and announced that no such restatement is required in accordance with GAAP; provided, further, the Marketing Period shall not commence prior to fifteen (15) Business Days following the date of this Agreement and shall end on any date when the Debt Financing contemplated by the Debt Commitment Letter is consummated; and provided, further, that (i) if the Marketing Period has not been completed on or prior to August 21, 2026, then the Marketing Period shall not commence prior to September 8, 2026, (ii) November 27, 2026 shall be excluded as a “business day” for such purpose and (iii) if the Marketing Period has not been completed on or prior to December 18, 2026, then the Marketing Period shall not commence prior to January 4, 2027. If the Company shall in good faith reasonably believe it has provided the Required Information, it may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery), in which case the Company shall be deemed to have delivered the Required Information as of the date of delivery and the Marketing Period shall be deemed to have commenced as of such date of delivery of such notice unless Parent in good faith reasonably believes the Company has not completed the delivery of the Required Information and, within two (2) business days after the delivery of such notice by the Company, Parent delivers a written notice to the Company to that effect (stating with specificity which Required Information the Company has not delivered (such missing information, the “Missing Information”); provided that upon delivery of the Missing Information, the Company may deliver a new notice regarding delivery of the Required Information to Parent.
“Material Contract” has the meaning set forth in Section 5.10(a).
“Measurement Date” has the meaning set forth in Section 5.2(a).
“Merger” has the meaning set forth in the Recitals.
“Merger Consideration” has the meaning set forth in Section 4.1(a).
“Merger Sub” has the meaning set forth in the Preamble.
“Notice Period” has the meaning set forth in Section 7.2(b).
“NYSE” means the New York Stock Exchange.
“OIG” has the meaning set forth in Section 5.20(a).
“Order” means any order, final award, judgment, injunction, writ, decree (including any consent decree or similar agreed order or judgment), directive, settlement, stipulation, ruling, determination or verdict, whether civil, criminal or administrative, in each case, that is entered, issued, made or rendered by any Governmental Entity.
“Outside Date” has the meaning set forth in Section 9.2(a).
“Owned Real Property” has the meaning set forth in Section 5.11(a).
“Parent” has the meaning set forth in the Preamble.
“Parent Affiliated Stockholders” means any of (a) Parent or any of its Affiliates; (b) any equityholder, director or officer of any Person described in clause (a); (c) any Rollover Holder; (c) any “immediate family member” (as defined in Item 404 of Regulation S-K) or “affiliate” or “associate” (as defined in Section 12b-2 of the Exchange Act) of any individual described in clause (a), (b) or (c); or (d) any trust or other entity (other than the Company or any of its Subsidiaries) in which any individual described in clause (a), (b), (c) or (d) holds (or in which more than one of such individuals collectively hold), beneficially or otherwise, a material voting, proprietary, equity or other financial interest.
“Parent Board” has the meaning set forth in the Recitals.
“Parent Related Parties” has the meaning set forth in Section 9.5(f).
“Parent Termination Fee” has the meaning set forth in Section 9.5(c).
“Party” and “Parties” have the meanings set forth in the Preamble.
“Paying Agent” has the meaning set forth in Section 4.2(a)(i).
“Paying Agent Agreement” has the meaning set forth in Section 4.2(a)(ii).
“Payment Fund” has the meaning set forth in Section 4.2(a)(i).
“Permitted Liens” means (a) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or similar Liens arising in the ordinary course of business as to which there are no delinquent amounts due thereunder, (b) Liens for Taxes, assessments and other governmental charges and levies that are not due and payable or are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP, (c) easements, rights-of-way, covenants, restrictions and other similar matters of record that would not, individually or in the aggregate, reasonably be expected to materially impair the continued use and operation of the real property to which they relate, (d) zoning, building and other similar codes and regulations, provided that such restrictions are not currently violated by, and do not materially impair the current use of, any Owned Real Property or Leased Real Property as currently conducted, (e) non-exclusive licenses or other non-exclusive rights granted under Company Owned Intellectual Property in the ordinary course of business consistent with past practice, (f) non-monetary Liens, the existence of which are disclosed in the notes to the consolidated financial statement of the Company included in the Company Reports and (g) any other Liens set forth on Section 10.15(c) of the Company Disclosure Letter.
“Person” means, as broadly interpreted, any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity, the media or other entity of any kind or nature.
“Personal Data” means information or data, in any form, that is considered “personal information”, “personal data”, “protected health information”, “nonpublic personal information”, “sensitive personal information” and/or any equivalent term under applicable Privacy Laws and other applicable Laws.
“Privacy Laws” means Laws relating to the collection, storage, transfer, processing, security and use of Personal Data, data breach notification, website and mobile application privacy policies and practices, and email, text message or telephone communications and marketing, including HIPAA.
“Privacy Policies” means all published policies, notices, statements and procedures relating to Personal Data and/or the privacy, security or operation of any IT Assets.
“Proceeding” means any action, cause of action, claim, demand, litigation, suit, investigation, examination, charges, complaint, indictment, citation, inquiry, audit, or other similar proceeding of any nature, originating application to a tribunal, arbitration or other similar proceeding of any nature, civil, criminal, regulatory, administrative or otherwise, whether in equity or at law, in contract, in tort or otherwise.
“Programs” means any third-party payors and third-party payor programs and health plans in which the Company or any Subsidiary participates, including Government Healthcare Programs or private payors.
“Proxy Statement” has the meaning set forth in Section 7.3(a).
“Registered Company Intellectual Property” means Company Owned Intellectual Property that has been issued by, registered or filed with, renewed by or is the subject of a pending application before any Governmental Entity or Internet domain name registrar.

“Related Persons” means, with respect to any Person, such Person’s Affiliates and its and their respective former, current or future directors, officers, employees, direct or indirect equity holders, general or limited partners, mangers, members, controlling persons, attorneys, assignees, agents, representatives or representatives of any of the foregoing, or any former, current or future estates, heirs, executors, administrators, trustees, successors or assigns of any of the foregoing, or any financial institution which provides or is committed to provide financing in connection with the transactions contemplated by this Agreement or any of their respective Affiliates; provided, however, that unless otherwise explicitly stated, Parent and its Subsidiaries shall be deemed to not be Related Persons of the Company (and vice versa) for any purpose hereunder.
“Release” means any emission, spill, seepage, leak, escape, leaching, discharge, injection, pumping, pouring, emptying, dumping, disposal, migration, or release of Hazardous Materials from any source into, on, under or through the environment.
“Representatives” has the meaning set forth in Section 7.2(a).
“Required Information” means (a) the historical financial statements regarding the Company necessary to satisfy the conditions set forth in paragraph 4 of Exhibit C to the Debt Commitment Letter as of the date of this Agreement (it being acknowledged and agreed that the public filing with the SEC under the Exchange Act of any of such financial statements shall satisfy the requirements of such paragraph) and (b) all data necessary for the initial purchaser of an offering of such securities to receive customary “comfort” (including customary “negative assurance” comfort) with respect to any of the foregoing information.
“Requisite Company Stockholder Approvals” means (a) the Company Stockholder Approval and (b) the Company Unaffiliated Stockholder Approval.
“Rollover Agreement” means each rollover agreement between Parent (or any Affiliate of Parent), on the one hand, and a Rollover Holder, on the other hand, and any exhibit, schedule or attachment thereto, that (a) is entered into or amended on or prior to the date hereof (as in effect on such date and delivered to the Company on or prior to the date hereof) or (b) is entered into or amended after the date hereof and prior to the Effective Time (i) with the prior written consent of the Company (acting with the prior consent of the Special Committee) or (ii) the execution or delivery of which would not be expected to prevent or materially delay or impair the Merger and the transactions contemplated by this Agreement.
“Sarbanes-Oxley Act” has the meaning set forth in Section 5.6(a).
“SEC” has the meaning set forth in Article V.
“Securities Act” means the Securities Act of 1933.
“Special Committee” has the meaning set forth in the Recitals.
“Special Committee Financial Advisor” has the meaning set forth in Section 5.4(b).
“Special Committee Recommendation” has the meaning set forth in the Recitals.
“Standstill Agreement” means an agreement with a Person (other than the Parent or Merger Sub) that would prohibit such Person, prior to or after the execution, delivery and public announcement of this Agreement, from communicating confidentially a Company Acquisition Proposal to the Company Board (including the Special Committee).
“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such Person or by one or more of its Subsidiaries; provided, however, that the Company will be deemed to not be a Subsidiary of Parent for any purpose hereunder, unless otherwise expressly stated.
“Surviving Corporation” has the meaning set forth in Section 1.1(a).
“Takeover Statute” has the meaning set forth in Section 5.18.

“Tax” or “Taxes” means all taxes or similar duties, fees or charges or assessments thereof imposed by a Governmental Entity, in each case in the nature of a tax, including any interest, penalties and additions imposed with respect to such amount.
“Tax Advisor” has the meaning set forth in Section 5.15(b).
“Tax Opinion” has the meaning set forth in Section 5.15(b).
“Tax Returns” means all Tax returns, declarations, statements, reports, schedules, forms and information returns and statements relating to Taxes, including any schedules and attachments thereto and any amendments thereof, in each case required or permitted to be filed with any Governmental Entity.
“Third-Party Consents” means each filing, notice, report, consent, amendment, registration, approval, permit, waiver or authorization required to be made with or obtained from any Person that is not a Governmental Entity in connection with the execution, delivery and performance of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement.
“Transaction Litigation” has the meaning set forth in Section 7.11(c).
“Treasury Regulations” means the U.S. Treasury regulations (including temporary Treasury regulations) promulgated under the Code.
“Unaffiliated Company Stockholders” has the meaning set forth in the Preamble.
“Willful and Material Breach” means a material breach that is a consequence of an act undertaken by the breaching Party or the failure by the breaching Party to take an act it is required to take under this Agreement, with knowledge that the taking of or failure to take such act would, or would reasonably be expected to, cause a breach of this Agreement.
10.16.   Counterparts.   This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
10.17.   Non-Recourse.   This Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as Parties hereto and then only with respect to the specific obligations set forth herein with respect to such Party, except for claims that the Company may assert in accordance with the Equity Commitment Letter, the Guarantee or the Confidentiality Agreement. Except as set forth in this Agreement, the Equity Commitment Letter, the Guarantee or the Confidentiality Agreement, no former, current or future officers, employees, directors, partners, equity holders, managers, members, attorneys, agents, advisors or other Representatives of any party hereto (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of any Party hereto under this Agreement or for any claim or proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the Merger or the other transactions contemplated by this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith. In furtherance and not in limitation of the foregoing, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any other agreement referenced herein or in connection with any Merger or the other transactions contemplated by this Agreement shall be sought or had against any Non-Recourse Party, except for claims that any Party may assert against (a) another party solely in accordance with, and pursuant to the terms and conditions of, this Agreement or (b) pursuant to the express terms of the Equity Commitment Letter, the Guarantee or the Confidentiality Agreement.
10.18.   Debt Financing Sources.   Notwithstanding anything in this Agreement to the contrary, the Company, on behalf of themselves and the Company Subsidiaries and their respective controlled Affiliates, hereby: (a) agree that any Proceeding, whether in law or in equity, whether in contract or in tort or otherwise, by or against any Debt Financing Related Party, arising out of or relating to, this Agreement, the Debt Financing or any of the agreements entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, and any appellate court thereof and each party hereto irrevocably submits itself and its property with respect to any such Proceeding to the exclusive jurisdiction of such court, and such Proceeding (except to the extent relating to the interpretation of any provisions in this Agreement) shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another jurisdiction), (b) agree not to bring or support any Proceeding of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any Debt Financing Related Party in any way arising out of or relating to, this Agreement, the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any federal or state court in the Borough of Manhattan, New York, New York, (c) agree that service of process upon the Company in any such Proceeding shall be effective if notice is given in accordance with Section 10.6, (d) irrevocably waive, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such Proceeding in any such court, (e) knowingly, intentionally and voluntarily waive, to the fullest extent permitted by applicable Law, trial by jury in any Proceeding brought against the Debt Financing Sources in any way arising out of or relating to, this Agreement, the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (f) agree that none of the Debt Financing Related Parties will have any liability to the Company relating to or arising out of this Agreement, the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise, (g) agree that the Debt Financing Related Parties are express third-party beneficiaries of, and may enforce, Section 10.13 and this Section 10.18 and (h) Section 10.13 and this Section 10.18 and the definitions of “Company Material Adverse Effect”, “Debt Financing Sources” and “Debt Financing Related Parties” shall not be amended, modified or waived (including any definitions in this Agreement to the extent such amendment or waiver would modify any such foregoing Sections or provisions (including for the avoidance of doubt, the definition of “Company Material Adverse Effect”)) in any way materially adverse to the Debt Financing Related Parties without the prior written consent of the Debt Financing Sources party to the Debt Commitment Letter; provided that, notwithstanding the foregoing, nothing herein shall affect the rights of Parent and Merger Sub against the Debt Financing Related Parties with respect to the Debt Financing or any of the transactions contemplated hereby or any services thereunder.
[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties as of the date first written above.
SELECT MEDICAL HOLDINGS CORPORATION
By:
/s/ John F. Duggan

Name:
John F. Duggan

Title:
Executive Vice President, General Counsel, and Secretary

[Signature Page to Agreement and Plan of Merger]

STALLION INTERMEDIATE CORPORATION
By:
/s/ Ting Gu

Name:
Ting Gu

Title:
Vice President and Secretary

STALLION MERGERSUB CORPORATION
By:
/s/ Ting Gu

Name:
Ting Gu

Title:
Vice President and Secretary

[Signature Page to Agreement and Plan of Merger]

Annex B
Execution Version
PERSONAL AND CONFIDENTIAL
March 2, 2026
Special Committee of the Board of Directors
Select Medical Holdings Corporation
4714 Gettysburg Road, P.O. Box 2034
Mechanicsburg, PA 17055
Ladies and Gentlemen:
You have requested our opinion as to the fairness from a financial point of view to the holders (other than Stallion Intermediate Corporation (“Parent”), the Rollover Holders (as defined in the Agreement) and their respective affiliates (collectively, “Excluded Holders”)) of the outstanding shares of common stock, par value $0.001 per share (the “Shares”), of Select Medical Holdings Corporation (the “Company”) of the $16.50 in cash per Share to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of March 2, 2026 (the “Agreement”), by and among Parent, Stallion MergerSub Corporation, a wholly owned subsidiary of Parent, and the Company.
Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting, lending, and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including the Rollover Holders, Welsh, Carson, Anderson & Stowe (“WCAS”), which is delivering to Parent, through an affiliate, an Equity Commitment Letter and a Guarantee (each as defined in the Agreement), and any of their respective affiliates and, as applicable, portfolio companies or any currency or commodity that may be involved in the transactions contemplated by the Agreement (the “Transaction”). Goldman Sachs Investment Banking has an existing lending relationship with the Company. We have acted as financial advisor to the Special Committee of the Board of Directors of the Company (the “Special Committee”) in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, all of which are contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. Goldman Sachs & Co. LLC and/or its affiliates have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as co-manager with respect to the initial public offering of common stock of Concentra Group Holdings Parent, Inc. (“Concentra”), a former subsidiary of the Company, in July 2024; as financial advisor with respect to the spin-off of the Company’s interests in Concentra to the Company’s stockholders in November 2024; as bookrunner with respect to two bank loans to the Company in November 2024; and as bookrunner with respect to an issuance of senior secured notes by the Company in November 2024. Goldman Sachs & Co. LLC and/or its affiliates also have provided certain financial advisory and/or underwriting services to WCAS and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor with respect to the sale of Avetta, LLC, a portfolio company of WCAS, in July 2024; as bookrunner with respect to a bank loan to Asurion, LLC, a portfolio company of WCAS, in October 2024; and as lead arranger with respect to a revolving credit facility of US Anesthesia Partners, a portfolio company of WCAS, in October 2025. Goldman Sachs & Co. LLC and/or its affiliates may also in the future provide financial advisory and/or underwriting services to the Company, Parent, Robert A. Ortenzio, Martin F. Jackson, WCAS and their respective affiliates and, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation. Funds managed by affiliates of Goldman Sachs Investment Banking also have invested in equity interests of funds managed by affiliates of WCAS. Such funds managed by affiliates of

Goldman Sachs Investment Banking may co-invest with, and invest in equity interests of, WCAS and/or its affiliates or funds managed thereby in the future.
In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended December 31, 2025; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Special Committee (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the United States healthcare industry; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.
For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Special Committee. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.
Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Excluded Holders) of Shares, as of the date hereof, of the $16.50 in cash per Share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including any Rollover Agreement (as defined in the Agreement) or the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $16.50 in cash per Share to be paid to the holders (other than Excluded Holders) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Shares will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Parent or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Special Committee in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $16.50 in cash per Share to be paid to the holders (other than Excluded Holders) of Shares pursuant to the Agreement is fair from a financial point of view to such holders of Shares.
Very truly yours,
/s/ Goldman Sachs & Co. LLC

(GOLDMAN SACHS & CO. LLC)

Annex C
EXECUTION VERSION
ROLLOVER AGREEMENT
ROLLOVER AGREEMENT, dated as of March 2, 2026 (this “Agreement”), among Stallion Intermediate Corporation, a Delaware corporation (“Parent”), and the undersigned (the “Investor”). Capitalized terms used in this Agreement but not defined herein shall have the meanings set forth in the Merger Agreement (as defined below).
WHEREAS, Parent has entered into that certain Agreement and Plan of Merger, dated as of the date hereof (as may be amended, modified or supplemented from time to time, the “Merger Agreement”), with Stallion Merger Sub Corporation, a Delaware corporation and wholly-owned direct subsidiary of Parent (“Merger Sub”), and Select Medical Holdings Corporation, a Delaware corporation (the “Company”), pursuant to which (a) at the Effective Time, Merger Sub shall be merged with and into the Company, (b) the separate corporate existence of Merger Sub shall thereupon cease and (c) the Company shall continue as the surviving corporation and a wholly owned Subsidiary of Parent (the “Merger” and, together with the other transactions contemplated by the Merger Agreement and this Agreement, collectively, the “Transactions”), upon the terms and subject to the conditions set forth therein;
WHEREAS, as of the date hereof, the Investor beneficially owns, directly or indirectly, 7,081,788 shares of the Company’s common stock, par value $0.001 per share (the “Company Shares” and together with any New Shares (as defined herein), the “Subject Securities”);
WHEREAS, on the terms and subject to the conditions of this Agreement, the Investor desires, at the Contribution Closing, to contribute to Parent all of its Subject Securities (the “Rollover Shares”) free and clear of any and all Liens (other than restrictions on the right to sell or otherwise dispose of such shares imposed by state and federal securities laws) in exchange for the issuance by Parent to the Investor of a number of newly issued shares of common stock of Parent equal to the number of Rollover Shares (the “Parent Exchange Interests”, such exchange, the “Rollover”);
WHEREAS, in furtherance of the foregoing, the Investor shall, contingent upon the consummation of the Transactions in accordance with the Merger Agreement, waive any and all of such Investor’s rights under the Merger Agreement to receive cash consideration (including the Merger Consideration) in exchange for the Rollover Shares in connection with the Transactions;
WHEREAS, following the Contribution Closing (as defined herein), the Rollover Shares shall be held by Parent, be unaffected by the Merger and remain issued and outstanding equity interests in the Company;
WHEREAS, for United States federal and applicable state and local income tax purposes, it is intended that the Rollover (other than with respect to the Company Restricted Shares for which a timely and valid Section 83(b) election was not made) qualifies as a contribution described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”, and such qualification, the “Intended Tax Treatment”); and
WHEREAS, the parties hereto desire to make certain agreements, representations, warranties and covenants in connection with the transactions contemplated by this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and conditions as hereinafter set forth, the parties hereto do hereby agree as follows:
I
CONTRIBUTION

1.1.   Contribution.   At the Contribution Closing, upon the terms and subject to the conditions of this Agreement, (a) the Investor hereby agrees to consummate the Rollover and (b) Parent agrees to issue to the Investor the Parent Exchange Interests pursuant to the Rollover. The Investor acknowledges that (i) such Investor will not receive any cash payment for the Rollover Shares pursuant to the Transactions and (ii) Parent Exchange Interests issued in exchange for any Rollover Shares that are Company Restricted Shares as of immediately prior to the Closing will be subject to substantially the same restrictions as were applicable to the Company Restricted Shares, including with respect to the vesting schedule applicable thereto.

1.2.   Contribution Closing.   Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section 1.3, the Rollover will take place at the time specified in Section 1.3 (the “Contribution Closing”).
1.3.   Conditions to Obligations.   The Contribution Closing will occur immediately prior to the Closing; provided that if the other transactions contemplated by the Merger Agreement to be consummated at Closing are not consummated within 48 hours of the Contribution Closing, the transactions contemplated by this Agreement shall be unwound and the Contribution Closing shall be null and void ab initio and of no further force or effect and be deemed to not have occurred.
1.4.   Contribution Closing Deliverables.   At the Contribution Closing and subject to the satisfaction of the obligations set forth in Section 1.3, the Investor shall deliver to Parent (a) duly executed stock powers, endorsed in blank, in respect of the Rollover Shares in form and substance reasonably satisfactory to Parent and (b) an Internal Revenue Service Form W-9 or Form W-8, as applicable. The Investor will, reasonably promptly after the Contribution Closing, provide Parent with information in the Investor’s possession regarding the Investor’s holding period and tax basis in the Rollover Shares.
1.5.   Tax Treatment.   Parent and the Investor will report the Rollover in a manner consistent with the Intended Tax Treatment, except as otherwise required by a final “determination” within the meaning of Section 1313(a) of the Code.
1.6.   Termination.   This Agreement shall automatically terminate if, at any time prior to the Contribution Closing, the Merger Agreement shall have been validly terminated in accordance with its terms. In the event of any termination of this Agreement as provided in this Section 1.6, this Agreement, as well as the Consent of Spouse set forth in Section 3.2, shall forthwith become wholly void and of no further force or effect (except Article IV, which shall survive such termination) and there shall be no liability on the part of any parties hereto or their respective officers or directors under this Agreement. Notwithstanding the foregoing, no party hereto shall be relieved from liability for any Willful and Material Breach of this Agreement occurring prior to the termination of this Agreement. For the avoidance of doubt, until the termination of this Agreement in accordance with this Section 1.6, the obligations of the Investor shall apply whether or not the Company Board (acting upon the Special Committee Recommendation) or the Special Committee has effected a Change of Company Recommendation.
II
REPRESENTATIONS AND WARRANTIES

2.1.   Representations and Warranties of the Investor.   The Investor represents and warrants to Parent that:
(a)   The Investor is competent to, and has sufficient capacity to, execute and deliver this Agreement and the agreements contemplated hereby and to perform the Investor’s obligations hereunder and thereunder. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly executed and delivered by the Investor and, assuming the due authorization, execution and delivery of this Agreement and the other definitive documentation, as applicable, by the other parties thereto, as applicable, this Agreement constitutes, and the other definitive documentation will constitute, the valid and binding obligation of the Investor, enforceable against the Investor in accordance with its and their terms, respectively, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(b)   The execution, delivery and performance by the Investor of this Agreement and the agreements contemplated hereby and the consummation by the Investor of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to the Investor or such Investor’s properties or assets; (ii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to the Investor or such Investor’s properties or assets; or (iii) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which the Investor is a party or by which the Investor or such Investor’s properties or assets are bound, except, in the case of clauses (i), (ii) and (iii), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(c)   As of immediately prior to the Contribution Closing, the Investor will hold, directly or indirectly, of record and beneficially own the Rollover Shares, free and clear of all Liens (other than any restrictions imposed by state and federal securities Laws and pursuant to this Agreement and the Merger Agreement). As of the date hereof and on the date of and immediately prior to the Contribution Closing, the Investor will not be a party to any option, warrant, purchase right or other contract or commitment (other than this Agreement, the Merger Agreement and the organizational documents of the Company) that could require, or restrict or impair the ability of, the Investor to sell, transfer or otherwise dispose of any of the Rollover Shares.
(d)   As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of the Investor, threatened against either of the Investor or any of such Investor’s assets, as applicable, and neither the Investor nor any of such Investor’s assets is the subject of any order of a Governmental Entity, in each case, other than any such action or order that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(e)   Parent Exchange Interests Unregistered.   The Investor acknowledges and represents that the Investor has been advised by Parent that:
(i)   following the consummation of the Transactions, the Parent Exchange Interests are being acquired in a transaction not involving any public offering within the meaning of the Securities Act, in reliance on an exemption therefrom, and will not be registered under the Securities Act or under any state securities Law;
(ii)   the Investor must continue to bear the economic risk of the investment in the Parent Exchange Interests unless and until the offer and sale of such Parent Exchange Interests are subsequently registered under the Securities Act and all applicable state securities Laws or an exemption from such registration is available;
(iii)   following the consummation of the Transactions, it is not anticipated that there will be any public market for the Parent Exchange Interests in the foreseeable future; and
(iv)   following the consummation of the Transactions, a notation shall be made in the appropriate records of Parent indicating that the Parent Exchange Interests are subject to restrictions on transfer.
(f)   Additional Investment Representations.
(i)   The Investor’s financial situation is such that the Investor (x) can afford to bear the economic risk of holding the Parent Exchange Interests for an indefinite period of time, (y) has adequate means for providing for the Investor’s current needs and personal contingencies and (z) can afford to suffer a complete loss of the Investor’s investment in the Parent Exchange Interests. The Investor understands that it may not be able to liquidate its investment in Parent in an emergency, if at all, and the Investor can afford a complete loss of the investment.
(ii)   The Investor’s knowledge and experience in financial and business matters are such that the Investor is capable of evaluating the merits and risks of its investment in the Parent Exchange Interests.
(iii)   The Investor has been given the opportunity to ask questions of, and to receive answers from, Parent and its representatives concerning Parent, the Rollover and the Transaction and the terms and conditions of the waiver of the Investor’s right to receive the Merger Consideration for the Rollover Shares in connection with the Transactions.
(iv)   The Investor is acquiring the Parent Exchange Interests for the Investor’s own account as principal, not as nominee or agent, for investment purposes only, not for any other person or entity and not for the purposes of resale or distribution.

(v)   The Investor understands that, following the Closing, the consolidated total indebtedness of Parent and its subsidiaries may be significantly greater than the consolidated total indebtedness of Parent prior to the Closing Date.
(vi)   The Investor is (x) an “accredited investor” within the meaning of Rule 501(a) under the Securities Act or (y) an entity in which all equity owners are “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.
(vii)   Nothing contained in this Agreement shall be deemed to obligate Parent or any of its Affiliates to employ the Investor in any capacity whatsoever or to prohibit or restrict Parent or any of its Affiliates from terminating the employment of the Investor at any time or for any reason whatsoever, with or without cause (subject to any terms of employment contained in any separate agreement between the Company or any of its Affiliates and the Investor).
2.2.   Representations and Warranties of Parent.   Parent represents and warrants to the Investor that:
(a)   Parent is duly organized, validly existing and in good standing under the Laws of the state of Delaware and has all necessary power and authority to (i) conduct its business in the manner in which its business is currently being conducted and (ii) own and use its assets in the manner in which its assets are currently owned and used, in the case of each of clauses (i) and (ii), except where the failure would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s ability to perform its obligations under this Agreement and consummate the Rollover and the transactions contemplated hereby.
(b)   Parent has the necessary legal power and authority to execute and deliver this Agreement and the agreements contemplated hereby and to perform its obligations hereunder and thereunder. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly and validly authorized by all necessary corporate action, as applicable, on the part of Parent, and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement and the Rollover and the transactions contemplated hereby. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly executed and delivered by Parent and, assuming the due authorization, execution and delivery of this Agreement and the other definitive documentation, as applicable, by the other parties thereto, as applicable, this Agreement constitutes, and the other definitive documentation will constitute, the valid and binding obligation of Parent, enforceable against Parent in accordance with its and their terms, respectively, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(c)   All of the Parent Exchange Interests to be issued to the Investor pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized and validly issued and free and clear of any Liens (other than any restrictions imposed by state and federal securities Laws and pursuant to this Agreement, the Merger Agreement, the organizational documents of Parent and any other agreement between the Investor and Parent).
(d)   The execution, delivery and performance by Parent of this Agreement and the agreements contemplated hereby and the consummation by Parent of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to Parent or its properties or assets; (ii) violate any constituent or organizational documents of Parent; (iii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to Parent or its properties or assets; or (iv) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which Parent is a party or by which Parent or its properties or assets are bound, except, in the case of clauses (i), (ii), (iii) and (iv), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(e)   As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of Parent, threatened against Parent, and Parent is not the subject of any order of a Governmental Entity, other than any such action or order that would not prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(f)   Parent was formed solely for the purpose of engaging in the Transactions and has engaged in no other business activities or operations, other than (i) as contemplated by this Agreement, the Merger Agreement and matters ancillary thereto or related to the transactions contemplated by this Agreement and the Merger Agreement (including the financing thereof) or (ii) such activities or operations that would not materially delay or materially impair the consummation of the transactions contemplated hereby.
III
OTHER COVENANTS

3.1.   Sale of Ownership Interests.   From and after the date hereof until the Closing, the Investor acknowledges and agrees that such Investor will not sell, dispose of, assign, pledge, collateralize, encumber or otherwise transfer any of such Investor’s Rollover Shares without obtaining the prior written consent of Parent.
3.2.   Consent of Spouse.   In connection with the execution of this Agreement, the Investor shall have executed and/or delivered, if applicable, a copy of the Consent of Spouse attached hereto as Exhibit A, duly executed by the Investor’s spouse, which, contingent upon the consummation of the Merger, shall be effective as of the Closing Date.
3.3.   Merger Agreement.
(a)   The Investor acknowledges and agrees that the Investor shall not make any public announcements regarding the Transactions, except as required by Law or in the Investor’s capacity as an officer or director of the Company or its Affiliates.
(b)   Except to the extent set forth in Section 1.6 hereof, none of the parties hereto or any of their respective officers, directors or Affiliates (other than the parties to the Merger Agreement to the extent set forth in the Merger Agreement) will have any liability or obligation to the other parties hereto with respect to this Agreement resulting from or arising out of any termination of the Merger Agreement or any failure to complete the Transactions with respect to the Merger Agreement, or any breach thereof by any of the parties thereto. The sole remedies of the parties hereto in such case shall be under the Merger Agreement (if any).
(c)   The Investor hereby agrees to waive, refrain from and not to commence, participate in, assist or knowingly encourage in any way, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any legal claim or Proceeding, derivative or otherwise, against the Releasees (as defined below) (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim or Proceeding seeking to enjoin or delay the Closing) and (ii) arising out of or related to the Merger Agreement (including the Merger Consideration and any claims or Proceedings alleging a breach of fiduciary duty, or any other duty, in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby (including the negotiation or entry into any such agreement)); provided, however, that nothing contained herein shall operate as a waiver or restrict the Investor from commencing, participating in, assisting or knowingly encouraging in any way, any action to assert the rights of the Investor arising under this Agreement, or any of the other agreements or documents to be entered into among the Investor, Parent or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company (including rights to indemnification and expense reimbursement under organizational documents and any applicable insurance) and any exhibits, schedules or other attachments thereto and any documentation implementing any of the terms thereof.
(d)   The Investor, on behalf of itself and each of its Affiliates and Representatives, hereby waives, releases and forever discharges (i) all appraisal rights under Section 262 of the DGCL related to the Merger and (ii) Parent, the Company and each of their respective individual, joint or mutual and past, present and future Representatives, Affiliates, stockholders, controlling persons, Subsidiaries and successors and assigns (individually, a “Releasee” and collectively, “Releasees”) from any and all Proceedings, Orders, obligations, Contracts, agreements and debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at Law and in equity, which the Investor, its Affiliates or any of their respective Representatives now has, have ever had or may hereafter have against the respective Releasees arising in connection with the Transactions; provided, however, that nothing contained herein shall operate to release any rights of the Investor arising under this Agreement or any of the other agreements or documents to be entered into among the Investor, Parent, or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company (including rights to indemnification and expense reimbursement under organizational documents and any applicable insurance). The Investor hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any Proceeding of any kind against any Releasee, based upon any matter purported to be released hereby.
(e)   The Investor acknowledges and agrees that the Parent Exchange Interests shall constitute the sole consideration that the Investor is entitled to receive in exchange for the Investor’s Rollover Shares.
3.4.   [Intentionally Omitted.]
3.5.   Agreement to Vote.   Subject to the terms of this Agreement, the Investor hereby irrevocably and unconditionally agrees that, from the date of this Agreement until the valid termination of this Agreement, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, the Investor shall (or shall cause the holder of record of the Investor’s Subject Securities to), in each case to the fullest extent that the Investor is entitled to vote the Investor’s Subject Securities thereon in the Investor’s capacity as a stockholder (a) appear (in person or by proxy) at each such meeting or otherwise cause all such Subject Securities to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) any written consents with respect to, as applicable, all of the Investor’s Subject Securities (in the Investor’s capacity as record or beneficial owner of the Subject Securities) (i) (w) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated therein, including the Merger, (x) in favor of any proposal by the Company to adjourn, recess or postpone any meeting of the stockholders of the Company to a later date that complies with Section 7.4 of the Merger Agreement, (y) in favor of any other matters necessary, presented or proposed for the transactions contemplated by the Merger Agreement, including the Merger, to be timely consummated and (z) in favor of any other matter in respect of which approval of the Company’s stockholders is expressly requested by the Company Board in connection with the Company’s stockholders’ adoption of the Merger Agreement and the approval of the transactions contemplated therein, including the Merger; (ii) against any action, agreement or transaction that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of (x) the Company, Parent or Merger Sub contained in the Merger Agreement or (y) the Investor contained in this Agreement or (B) result in any of the conditions set forth in Article VIII of the Merger Agreement not being satisfied or result in the satisfaction of any of the conditions set forth in Article VIII of the Merger Agreement being delayed; and (iii) against any Company Acquisition Proposal or other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the transactions contemplated by the Merger Agreement, including the Merger; provided that the foregoing shall not require the Investor to vote against any Company Acquisition Proposal or any other proposal made in opposition to the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement if, prior to such vote, the Company has terminated the Merger Agreement pursuant to Section 9.3(a) of the Merger Agreement. From the date of this Agreement until the valid termination of this Agreement, the Investor shall (x) retain at all times (A) record or beneficial ownership of the Investor’s Subject Securities and (B) the right to vote its respective Subject Securities in such Investor’s sole discretion on any matters other than those set forth in this Section 3.5 that are at any time or from time to time presented for consideration to the Company’s stockholders generally and (y) not consent, in its capacity as a stockholder of the Company, to matters inconsistent with the voting obligations set forth in the preceding clauses (ii) through (iii). The obligations of the Investor specified in this Section 3.5 shall apply whether or not there has been a Change of Company Recommendation. Except as set forth in this Section 3.5, nothing in this Agreement shall limit the right of the Investor to vote in favor of, against or abstain with respect to any matter presented to the stockholders of the Company. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict the Investor from acting in the Investor’s capacity as a director of the Company (but not as a stockholder) or fulfilling the obligations of such office (including, for the avoidance of doubt, complying with the Investor’s fiduciary duties owed to the Company), including by voting, in the Investor’s capacity as a director of the Company (but not as a stockholder), in the Investor’s sole discretion on any matter.
3.6.   New Shares; Adjustments.   Any shares of capital stock or other equity securities of the Company that are issued to, or that the Investor acquires record or beneficial ownership of, after the date of this Agreement and prior to the valid termination of this Agreement, whether pursuant to purchase, exercise, exchange or conversion of, or other transaction involving any and all options, rights or other securities (“New Shares”), shall automatically be subject to the terms and conditions of this Agreement to the same extent as if they constituted Company Shares beneficially owned by the Investor as of the date hereof. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction in the capital stock of the Company affecting the Subject Securities, the terms of this Agreement shall apply to the resulting securities and the terms “Subject Securities”, “Company Shares” and “Rollover Shares” shall be adjusted accordingly to reflect such stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction.
IV   MISCELLANEOUS
4.1.   Notices.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service (with proof of delivery), or by email (with confirmation by return email) to the respective parties hereto at the following addresses (or at such other addresses for a party as shall be specified in a notice given in accordance with this Section 4.1):
(a)   if to Parent:
Stallion Intermediate Corporation
c/o Welsh, Carson, Anderson & Stowe
599 Lexington Ave, Suite 1800
New York, NY 10022
Attention: Ting Gu
Email: TGu@wcas.com
Cravath, Swaine & Moore LLP
375 Ninth Avenue
New York, NY 10001
Attention: Minh Van Ngo
Andrew M. Wark
Email: mngo@cravath.com
awark@cravath.com
and
Ropes & Gray LLP
1211 6th Avenue
New York, NY 10036
Attention: Scott A. Abramowitz
Craig E. Marcus
Email: scott.abramowitz@ropesgray.com
craig.marcus@ropesgray.com
(b)   If to the Investor, to:
To the address set forth on the signature page hereto.

4.2.   Governing Law; Jurisdiction.
(a)   THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAWS, RULES OR PRINCIPLES THEREOF (OR ANY OTHER JURISDICTION) TO THE EXTENT THAT SUCH LAWS, RULES OR PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION.
(b)   The parties hereto irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, in the event that such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) located in New Castle County in the State of Delaware or the United States District Court for the District of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement and in respect of the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any Proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such Proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims relating to such Proceeding or transactions shall be heard and determined in such a Delaware state or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such Proceeding by sending notice in accordance with Section 4.1 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.
(c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE DOCUMENTS REFERRED TO HEREIN OR THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTEMPLATED IN THIS SECTION 4.2(c), TO ENTER INTO THIS AGREEMENT, THE AGREEMENTS CONTEMPLATED BY THE DOCUMENTS REFERRED TO HEREIN, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AS APPLICABLE.
4.3.   No Covenants.   The parties agree that the Rollover Shares are fully vested, earned, and non-forfeitable, and are not subject to any terms or conditions except as otherwise set forth in this Agreement and the Merger Agreement, except that the Rollover Shares that are Company Restricted Shares remain (and following the Contribution Closing) will remain subject to the same restrictions, including with respect to the vesting schedule.
4.4.   Successors and Assigns.   This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided that Section 3.5 shall inure to the benefit of, and be enforceable by, the Company (acting at the direction of the Special Committee).

4.5.   Limitation on Assignment.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assignable or delegable (as the case may be), in whole or in part, by operation of Law or otherwise, and any attempted or purported assignment or delegation in violation of this Section 4.5 shall be null and void; provided, however, that, subject to the requirements of applicable Law, Parent may assign all or a portion of its rights and obligations hereunder to any Affiliate; provided, further, that no such assignment shall (i) impede or delay the consummation of the transactions contemplated by this Agreement or (ii) relieve Parent of its obligations hereunder.
4.6.   Counterparts.   This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
4.7.   Interpretation.   The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement. The parties hereto have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
4.8.   Amendments and Waivers.   No amendment, modification or supplement to this Agreement shall be enforced against any party unless such amendment, modification or supplement is in writing and signed by and between Parent and the Investor. Any waiver by any party of any term of this Agreement shall not operate as or be construed to be a waiver of any other term of this Agreement. Any waiver must be in writing and signed by the party charged therewith. For the avoidance of doubt, any amendment, modification, supplement or waiver of Section 3.5 shall require the prior written consent of the Company (acting at the direction of the Special Committee).
4.9.   Entire Agreement.   This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all other prior and contemporaneous agreements, negotiations, understandings, representations and warranties, oral or written with respect to such matters.
4.10.   Severability.   The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of any other provision hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
4.11.   Specific Performance.   The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each party hereto agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in Law, equity or otherwise, including monetary damages) to seek (a) an Order of specific performance to enforce the observance and performance of such covenant or obligation and (b) an injunction restraining such breach or threatened breach. Each party hereto further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.11, and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. The parties hereto acknowledge and agree that the right of specific performance contemplated by this Section 4.11 is an integral part of the transactions contemplated hereunder, and without that right, neither Parent nor the Investor would have entered into this Agreement.

4.12.   Non-Recourse.   This Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No former, current or future officers, employees, directors, partners, equity holders, managers, members, attorneys, agents, advisors, controlling persons or other Representatives of any party hereto (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any claim or proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated by this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith. In furtherance and not in limitation of the foregoing, each party covenants, agrees and acknowledges that no recourse under this Agreement or any other agreement referenced herein or in connection with the transactions contemplated by this Agreement shall be sought or had against any Non-Recourse Party. Notwithstanding anything to the contrary herein, no party hereto hereby waives any right to enforce its rights granted hereunder or granted under any of the other agreements or documents to be entered into among the Investor, Parent or their respective Affiliates in connection with the Transactions against any other party thereto, and any exhibits, schedules, or other attachment thereto and any documentation implementing any of the terms thereof, against any other party thereto (in each case, subject to the terms and conditions thereof).
4.13.   Confidentiality.   The Investor agrees that such Investor shall not, either directly or indirectly, disclose to any Person the terms of, or the negotiations and/or considerations leading to, this Agreement and the Merger Agreement, or any other information related to the Transactions (the “Confidential Information”); provided that the term “Confidential Information” shall not include information that was, is now, or becomes generally available to the public, including in any public disclosure by Parent, its Affiliates or otherwise, other than as a result of a disclosure by the Investor in violation of this Agreement. Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall prohibit the Investor from disclosing the Confidential Information to (a) any of the Investor’s Representatives with a need to know the Confidential Information for the purposes of entry into this Agreement and as necessary in connection with tax filings, legal matters or other non-commercial purposes; provided that the Investor shall be responsible for its representatives maintaining the confidentiality of the Confidential Information pursuant to this Section 4.13, and (b) disclosures required by Law; provided that the Investor shall, to the extent reasonably practicable and legally permissible, give Parent prompt written notice of such requirement to enable Parent to seek a protective order or other appropriate remedy (at its sole expense) and/or waive compliance with this Agreement; provided, further, that (i) with respect to public disclosure required by applicable securities Laws or the rules or regulations of the New York Stock Exchange or any United States national securities exchange on which any of the Company Shares are then traded, the party making such disclosure shall use its reasonable best efforts to consult with the other parties hereto before making any such public disclosure and (ii) with respect to any other compelled disclosure, the Investor shall, to the extent reasonably practicable and legally permissible, give Parent prompt written notice of such requirement to enable Parent to seek a protective order or other appropriate remedy (at its sole expense) and/or waive compliance with this Agreement. If the Investor fails to obtain such protective order or other appropriate remedy to preclude the disclosure of any Confidential Information, the Investor shall only disclose that portion of the Confidential Information which the Investor is required to disclose by Law.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
PARENT:
Stallion Intermediate Corporation
By:
/s/ Ting Gu

Name:
Ting Gu

Title:
Vice President and Secretary

[Signature Page to Rollover Agreement]

INVESTOR:
Robert A. Ortenzio
/s/ Robert A. Ortenzio

Name:
Robert A. Ortenzio

Address:
c/o Select Asset Management & Trust,
4732 Gettysburg Road,
Suite 401
Mechanicsburg, Pennsylvania 17055

Email:
rortenzio@selectmedical.com

[Signature Page to Rollover Agreement]

Exhibit A
CONSENT OF SPOUSE
I,            , the undersigned spouse of             (the “Investor”), hereby acknowledge that I am aware that the Rollover Agreement, dated as of March 2, 2026, by and between Stallion Intermediate Corporation, a Delaware corporation, and my spouse imposes certain transfer obligations and restrictions on my spouse’s Rollover Shares (as defined in the Rollover Agreement). I agree that my spouse’s interest in the Rollover Shares is subject to the Rollover Agreement and the agreements to be entered into in connection therewith and any interest I may have in such Rollover Shares shall also be irrevocably bound by the Rollover Agreement and the agreements to be entered into in connection therewith and, further, that my community property interest in such Rollover Shares, if any, shall be similarly bound by the Rollover Agreement and the agreements to be entered into in connection therewith.
I am aware that the legal, financial and other matters contained in the Rollover Agreement and the agreements to be entered into in connection therewith are complex and I am encouraged to seek advice with respect thereto from independent legal and/or financial counsel. I have either sought such advice or determined after carefully reviewing the Rollover Agreement and the agreements to be entered into in connection therewith that I hereby waive such right.
Acknowledged and agreed this    day of
          2026

Signature of Spouse
Address of Spouse:
Email of Spouse:

Annex D
EXECUTION VERSION
ROLLOVER AGREEMENT
ROLLOVER AGREEMENT, dated as of March 2, 2026 (this “Agreement”), among Stallion Intermediate Corporation, a Delaware corporation (“Parent”), and the undersigned (the “Investor”). Capitalized terms used in this Agreement but not defined herein shall have the meanings set forth in the Merger Agreement (as defined below).
WHEREAS, Parent has entered into that certain Agreement and Plan of Merger, dated as of the date hereof (as may be amended, modified or supplemented from time to time, the “Merger Agreement”), with Stallion Merger Sub Corporation, a Delaware corporation and wholly-owned direct subsidiary of Parent (“Merger Sub”), and Select Medical Holdings Corporation, a Delaware corporation (the “Company”), pursuant to which (a) at the Effective Time, Merger Sub shall be merged with and into the Company, (b) the separate corporate existence of Merger Sub shall thereupon cease and (c) the Company shall continue as the surviving corporation and a wholly owned Subsidiary of Parent (the “Merger” and, together with the other transactions contemplated by the Merger Agreement and this Agreement, collectively, the “Transactions”), upon the terms and subject to the conditions set forth therein;
WHEREAS, as of the date hereof, the Investor beneficially owns, directly or indirectly, 1,383,421 shares of the Company’s common stock, par value $0.001 per share (the “Company Shares” and together with any New Shares (as defined herein), the “Subject Securities”);
WHEREAS, on the terms and subject to the conditions of this Agreement, the Investor desires, at the Contribution Closing, to contribute to Parent all of its Subject Securities (the “Rollover Shares”) free and clear of any and all Liens (other than restrictions on the right to sell or otherwise dispose of such shares imposed by state and federal securities laws) in exchange for the issuance by Parent to the Investor of a number of newly issued shares of common stock of Parent equal to the number of Rollover Shares (the “Parent Exchange Interests”, such exchange, the “Rollover”);
WHEREAS, in furtherance of the foregoing, the Investor shall, contingent upon the consummation of the Transactions in accordance with the Merger Agreement, waive any and all of such Investor’s rights under the Merger Agreement to receive cash consideration (including the Merger Consideration) in exchange for the Rollover Shares in connection with the Transactions;
WHEREAS, following the Contribution Closing (as defined herein), the Rollover Shares shall be held by Parent, be unaffected by the Merger and remain issued and outstanding equity interests in the Company;
WHEREAS, for United States federal and applicable state and local income tax purposes, it is intended that the Rollover (other than with respect to the Company Restricted Shares for which a timely and valid Section 83(b) election was not made) qualifies as a contribution described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”, and such qualification, the “Intended Tax Treatment”); and
WHEREAS, the parties hereto desire to make certain agreements, representations, warranties and covenants in connection with the transactions contemplated by this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and conditions as hereinafter set forth, the parties hereto do hereby agree as follows:
I
CONTRIBUTION

1.1.   Contribution.   At the Contribution Closing, upon the terms and subject to the conditions of this Agreement, (a) the Investor hereby agrees to consummate the Rollover and (b) Parent agrees to issue to the Investor the Parent Exchange Interests pursuant to the Rollover. The Investor acknowledges that (i) such Investor will not receive any cash payment for the Rollover Shares pursuant to the Transactions and (ii) Parent Exchange Interests issued in exchange for any Rollover Shares that are Company Restricted Shares as of immediately prior to the Closing will be subject to substantially the same restrictions as were applicable to the Company Restricted Shares, including with respect to the vesting schedule applicable thereto.

1.2.   Contribution Closing.   Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section 1.3, the Rollover will take place at the time specified in Section 1.3 (the “Contribution Closing”).
1.3.   Conditions to Obligations.   The Contribution Closing will occur immediately prior to the Closing; provided that if the other transactions contemplated by the Merger Agreement to be consummated at Closing are not consummated within 48 hours of the Contribution Closing, the transactions contemplated by this Agreement shall be unwound and the Contribution Closing shall be null and void ab initio and of no further force or effect and be deemed to not have occurred.
1.4.   Contribution Closing Deliverables.   At the Contribution Closing and subject to the satisfaction of the obligations set forth in Section 1.3, the Investor shall deliver to Parent (a) duly executed stock powers, endorsed in blank, in respect of the Rollover Shares in form and substance reasonably satisfactory to Parent and (b) an Internal Revenue Service Form W-9 or Form W-8, as applicable. The Investor will, reasonably promptly after the Contribution Closing, provide Parent with information in the Investor’s possession regarding the Investor’s holding period and tax basis in the Rollover Shares.
1.5.   Tax Treatment.   Parent and the Investor will report the Rollover in a manner consistent with the Intended Tax Treatment, except as otherwise required by a final “determination” within the meaning of Section 1313(a) of the Code.
1.6.   Termination.   This Agreement shall automatically terminate if, at any time prior to the Contribution Closing, the Merger Agreement shall have been validly terminated in accordance with its terms. In the event of any termination of this Agreement as provided in this Section 1.6, this Agreement, as well as the Consent of Spouse set forth in Section 3.2, shall forthwith become wholly void and of no further force or effect (except Article IV, which shall survive such termination) and there shall be no liability on the part of any parties hereto or their respective officers or directors under this Agreement. Notwithstanding the foregoing, no party hereto shall be relieved from liability for any Willful and Material Breach of this Agreement occurring prior to the termination of this Agreement. For the avoidance of doubt, until the termination of this Agreement in accordance with this Section 1.6, the obligations of the Investor shall apply whether or not the Company Board (acting upon the Special Committee Recommendation) or the Special Committee has effected a Change of Company Recommendation.
II
REPRESENTATIONS AND WARRANTIES

2.1.   Representations and Warranties of the Investor.   The Investor represents and warrants to Parent that:
(a)   The Investor is competent to, and has sufficient capacity to, execute and deliver this Agreement and the agreements contemplated hereby and to perform the Investor’s obligations hereunder and thereunder. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly executed and delivered by the Investor and, assuming the due authorization, execution and delivery of this Agreement and the other definitive documentation, as applicable, by the other parties thereto, as applicable, this Agreement constitutes, and the other definitive documentation will constitute, the valid and binding obligation of the Investor, enforceable against the Investor in accordance with its and their terms, respectively, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(b)   The execution, delivery and performance by the Investor of this Agreement and the agreements contemplated hereby and the consummation by the Investor of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to the Investor or such Investor’s properties or assets; (ii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to the Investor or such Investor’s properties or assets; or (iii) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which the Investor is a party or by which the Investor or such Investor’s properties or assets are bound, except, in the case of clauses (i), (ii) and (iii), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(c)   As of immediately prior to the Contribution Closing, the Investor will hold, directly or indirectly, of record and beneficially own the Rollover Shares, free and clear of all Liens (other than any restrictions imposed by state and federal securities Laws and pursuant to this Agreement and the Merger Agreement). As of the date hereof and on the date of and immediately prior to the Contribution Closing, the Investor will not be a party to any option, warrant, purchase right or other contract or commitment (other than this Agreement, the Merger Agreement and the organizational documents of the Company) that could require, or restrict or impair the ability of, the Investor to sell, transfer or otherwise dispose of any of the Rollover Shares.
(d)   As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of the Investor, threatened against either of the Investor or any of such Investor’s assets, as applicable, and neither the Investor nor any of such Investor’s assets is the subject of any order of a Governmental Entity, in each case, other than any such action or order that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(e)   Parent Exchange Interests Unregistered.   The Investor acknowledges and represents that the Investor has been advised by Parent that:
(i)   following the consummation of the Transactions, the Parent Exchange Interests are being acquired in a transaction not involving any public offering within the meaning of the Securities Act, in reliance on an exemption therefrom, and will not be registered under the Securities Act or under any state securities Law;
(ii)   the Investor must continue to bear the economic risk of the investment in the Parent Exchange Interests unless and until the offer and sale of such Parent Exchange Interests are subsequently registered under the Securities Act and all applicable state securities Laws or an exemption from such registration is available;
(iii)   following the consummation of the Transactions, it is not anticipated that there will be any public market for the Parent Exchange Interests in the foreseeable future; and
(iv)   following the consummation of the Transactions, a notation shall be made in the appropriate records of Parent indicating that the Parent Exchange Interests are subject to restrictions on transfer.
(f)   Additional Investment Representations.
(i)   The Investor’s financial situation is such that the Investor (x) can afford to bear the economic risk of holding the Parent Exchange Interests for an indefinite period of time, (y) has adequate means for providing for the Investor’s current needs and personal contingencies and (z) can afford to suffer a complete loss of the Investor’s investment in the Parent Exchange Interests. The Investor understands that it may not be able to liquidate its investment in Parent in an emergency, if at all, and the Investor can afford a complete loss of the investment.
(ii)   The Investor’s knowledge and experience in financial and business matters are such that the Investor is capable of evaluating the merits and risks of its investment in the Parent Exchange Interests.
(iii)   The Investor has been given the opportunity to ask questions of, and to receive answers from, Parent and its representatives concerning Parent, the Rollover and the Transaction and the terms and conditions of the waiver of the Investor’s right to receive the Merger Consideration for the Rollover Shares in connection with the Transactions.
(iv)   The Investor is acquiring the Parent Exchange Interests for the Investor’s own account as principal, not as nominee or agent, for investment purposes only, not for any other person or entity and not for the purposes of resale or distribution.

(v)   The Investor understands that, following the Closing, the consolidated total indebtedness of Parent and its subsidiaries may be significantly greater than the consolidated total indebtedness of Parent prior to the Closing Date.
(vi)   The Investor is (x) an “accredited investor” within the meaning of Rule 501(a) under the Securities Act or (y) an entity in which all equity owners are “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.
(vii)   Nothing contained in this Agreement shall be deemed to obligate Parent or any of its Affiliates to employ the Investor in any capacity whatsoever or to prohibit or restrict Parent or any of its Affiliates from terminating the employment of the Investor at any time or for any reason whatsoever, with or without cause (subject to any terms of employment contained in any separate agreement between the Company or any of its Affiliates and the Investor).
2.2.   Representations and Warranties of Parent.   Parent represents and warrants to the Investor that:
(a)   Parent is duly organized, validly existing and in good standing under the Laws of the state of Delaware and has all necessary power and authority to (i) conduct its business in the manner in which its business is currently being conducted and (ii) own and use its assets in the manner in which its assets are currently owned and used, in the case of each of clauses (i) and (ii), except where the failure would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s ability to perform its obligations under this Agreement and consummate the Rollover and the transactions contemplated hereby.
(b)   Parent has the necessary legal power and authority to execute and deliver this Agreement and the agreements contemplated hereby and to perform its obligations hereunder and thereunder. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly and validly authorized by all necessary corporate action, as applicable, on the part of Parent, and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement and the Rollover and the transactions contemplated hereby. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly executed and delivered by Parent and, assuming the due authorization, execution and delivery of this Agreement and the other definitive documentation, as applicable, by the other parties thereto, as applicable, this Agreement constitutes, and the other definitive documentation will constitute, the valid and binding obligation of Parent, enforceable against Parent in accordance with its and their terms, respectively, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(c)   All of the Parent Exchange Interests to be issued to the Investor pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized and validly issued and free and clear of any Liens (other than any restrictions imposed by state and federal securities Laws and pursuant to this Agreement, the Merger Agreement, the organizational documents of Parent and any other agreement between the Investor and Parent).
(d)   The execution, delivery and performance by Parent of this Agreement and the agreements contemplated hereby and the consummation by Parent of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to Parent or its properties or assets; (ii) violate any constituent or organizational documents of Parent; (iii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to Parent or its properties or assets; or (iv) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which Parent is a party or by which Parent or its properties or assets are bound, except, in the case of clauses (i), (ii), (iii) and (iv), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(e)   As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of Parent, threatened against Parent, and Parent is not the subject of any order of a Governmental Entity, other than any such action or order that would not prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(f)   Parent was formed solely for the purpose of engaging in the Transactions and has engaged in no other business activities or operations, other than (i) as contemplated by this Agreement, the Merger Agreement and matters ancillary thereto or related to the transactions contemplated by this Agreement and the Merger Agreement (including the financing thereof) or (ii) such activities or operations that would not materially delay or materially impair the consummation of the transactions contemplated hereby.
III
OTHER COVENANTS

3.1.   Sale of Ownership Interests.   From and after the date hereof until the Closing, the Investor acknowledges and agrees that such Investor will not sell, dispose of, assign, pledge, collateralize, encumber or otherwise transfer any of such Investor’s Rollover Shares without obtaining the prior written consent of Parent.
3.2.   Consent of Spouse.   In connection with the execution of this Agreement, the Investor shall have executed and/or delivered, if applicable, a copy of the Consent of Spouse attached hereto as Exhibit A, duly executed by the Investor’s spouse, which, contingent upon the consummation of the Merger, shall be effective as of the Closing Date.
3.3.   Merger Agreement.
(a)   The Investor acknowledges and agrees that the Investor shall not make any public announcements regarding the Transactions, except as required by Law or in the Investor’s capacity as an officer or director of the Company or its Affiliates.
(b)   Except to the extent set forth in Section 1.6 hereof, none of the parties hereto or any of their respective officers, directors or Affiliates (other than the parties to the Merger Agreement to the extent set forth in the Merger Agreement) will have any liability or obligation to the other parties hereto with respect to this Agreement resulting from or arising out of any termination of the Merger Agreement or any failure to complete the Transactions with respect to the Merger Agreement, or any breach thereof by any of the parties thereto. The sole remedies of the parties hereto in such case shall be under the Merger Agreement (if any).
(c)   The Investor hereby agrees to waive, refrain from and not to commence, participate in, assist or knowingly encourage in any way, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any legal claim or Proceeding, derivative or otherwise, against the Releasees (as defined below) (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim or Proceeding seeking to enjoin or delay the Closing) and (ii) arising out of or related to the Merger Agreement (including the Merger Consideration and any claims or Proceedings alleging a breach of fiduciary duty, or any other duty, in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby (including the negotiation or entry into any such agreement)); provided, however, that nothing contained herein shall operate as a waiver or restrict the Investor from commencing, participating in, assisting or knowingly encouraging in any way, any action to assert the rights of the Investor arising under this Agreement, or any of the other agreements or documents to be entered into among the Investor, Parent or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company (including rights to indemnification and expense reimbursement under organizational documents and any applicable insurance) and any exhibits, schedules or other attachments thereto and any documentation implementing any of the terms thereof.
(d)   The Investor, on behalf of itself and each of its Affiliates and Representatives, hereby waives, releases and forever discharges (i) all appraisal rights under Section 262 of the DGCL related to the Merger and (ii) Parent, the Company and each of their respective individual, joint or mutual and past, present and future Representatives, Affiliates, stockholders, controlling persons, Subsidiaries and successors and assigns (individually, a “Releasee” and collectively, “Releasees”) from any and all Proceedings, Orders, obligations, Contracts, agreements and debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at Law and in equity, which the Investor, its Affiliates or any of their respective Representatives now has, have ever had or may hereafter have against the respective Releasees arising in connection with the Transactions; provided, however, that nothing contained herein shall operate to release any rights of the Investor arising under this Agreement or any of the other agreements or documents to be entered into among the Investor, Parent, or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company (including rights to indemnification and expense reimbursement under organizational documents and any applicable insurance). The Investor hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any Proceeding of any kind against any Releasee, based upon any matter purported to be released hereby.
(e)   The Investor acknowledges and agrees that the Parent Exchange Interests shall constitute the sole consideration that the Investor is entitled to receive in exchange for the Investor’s Rollover Shares.
3.4.   [Intentionally Omitted.]
3.5.   Agreement to Vote.   Subject to the terms of this Agreement, the Investor hereby irrevocably and unconditionally agrees that, from the date of this Agreement until the valid termination of this Agreement, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, the Investor shall (or shall cause the holder of record of the Investor’s Subject Securities to), in each case to the fullest extent that the Investor is entitled to vote the Investor’s Subject Securities thereon in the Investor’s capacity as a stockholder (a) appear (in person or by proxy) at each such meeting or otherwise cause all such Subject Securities to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) any written consents with respect to, as applicable, all of the Investor’s Subject Securities (in the Investor’s capacity as record or beneficial owner of the Subject Securities) (i) (w) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated therein, including the Merger, (x) in favor of any proposal by the Company to adjourn, recess or postpone any meeting of the stockholders of the Company to a later date that complies with Section 7.4 of the Merger Agreement, (y) in favor of any other matters necessary, presented or proposed for the transactions contemplated by the Merger Agreement, including the Merger, to be timely consummated and (z) in favor of any other matter in respect of which approval of the Company’s stockholders is expressly requested by the Company Board in connection with the Company’s stockholders’ adoption of the Merger Agreement and the approval of the transactions contemplated therein, including the Merger; (ii) against any action, agreement or transaction that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of (x) the Company, Parent or Merger Sub contained in the Merger Agreement or (y) the Investor contained in this Agreement or (B) result in any of the conditions set forth in Article VIII of the Merger Agreement not being satisfied or result in the satisfaction of any of the conditions set forth in Article VIII of the Merger Agreement being delayed; and (iii) against any Company Acquisition Proposal or other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the transactions contemplated by the Merger Agreement, including the Merger; provided that the foregoing shall not require the Investor to vote against any Company Acquisition Proposal or any other proposal made in opposition to the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement if, prior to such vote, the Company has terminated the Merger Agreement pursuant to Section 9.3(a) of the Merger Agreement. From the date of this Agreement until the valid termination of this Agreement, the Investor shall (x) retain at all times (A) record or beneficial ownership of the Investor’s Subject Securities and (B) the right to vote its respective Subject Securities in such Investor’s sole discretion on any matters other than those set forth in this Section 3.5 that are at any time or from time to time presented for consideration to the Company’s stockholders generally and (y) not consent, in its capacity as a stockholder of the Company, to matters inconsistent with the voting obligations set forth in the preceding clauses (ii) through (iii). The obligations of the Investor specified in this Section 3.5 shall apply whether or not there has been a Change of Company Recommendation. Except as set forth in this Section 3.5, nothing in this Agreement shall limit the right of the Investor to vote in favor of, against or abstain with respect to any matter presented to the stockholders of the Company. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict the Investor from acting in the Investor’s capacity as an officer of the Company (but not as a stockholder) or fulfilling the obligations of such office (including, for the avoidance of doubt, complying with the Investor’s fiduciary duties owed to the Company), including by voting, in the Investor’s capacity as an officer of the Company (but not as a stockholder), in the Investor’s sole discretion on any matter.
3.6.   New Shares; Adjustments.   Any shares of capital stock or other equity securities of the Company that are issued to, or that the Investor acquires record or beneficial ownership of, after the date of this Agreement and prior to the valid termination of this Agreement, whether pursuant to purchase, exercise, exchange or conversion of, or other transaction involving any and all options, rights or other securities (“New Shares”), shall automatically be subject to the terms and conditions of this Agreement to the same extent as if they constituted Company Shares beneficially owned by the Investor as of the date hereof. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction in the capital stock of the Company affecting the Subject Securities, the terms of this Agreement shall apply to the resulting securities and the terms “Subject Securities”, “Company Shares” and “Rollover Shares” shall be adjusted accordingly to reflect such stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction.
IV
MISCELLANEOUS

4.1.   Notices.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service (with proof of delivery), or by email (with confirmation by return email) to the respective parties hereto at the following addresses (or at such other addresses for a party as shall be specified in a notice given in accordance with this Section 4.1):
(a)   if to Parent:
Stallion Intermediate Corporation
c/o Welsh, Carson, Anderson & Stowe
599 Lexington Ave, Suite 1800
New York, NY 10022
Attention: Ting Gu
Email: TGu@wcas.com
Cravath, Swaine & Moore LLP
375 Ninth Avenue
New York, NY 10001
Attention: Minh Van Ngo
Andrew M. Wark
Email: mngo@cravath.com
awark@cravath.com
and
Ropes & Gray LLP
1211 6th Avenue
New York, NY 10036
Attention: Scott A. Abramowitz
Craig E. Marcus
Email: scott.abramowitz@ropesgray.com
craig.marcus@ropesgray.com
(b)   If to the Investor, to:
To the address set forth on the signature page hereto.

4.2.   Governing Law; Jurisdiction.
(a)   THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAWS, RULES OR PRINCIPLES THEREOF (OR ANY OTHER JURISDICTION) TO THE EXTENT THAT SUCH LAWS, RULES OR PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION.
(b)   The parties hereto irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, in the event that such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) located in New Castle County in the State of Delaware or the United States District Court for the District of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement and in respect of the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any Proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such Proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims relating to such Proceeding or transactions shall be heard and determined in such a Delaware state or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such Proceeding by sending notice in accordance with Section 4.1 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.
(c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE DOCUMENTS REFERRED TO HEREIN OR THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTEMPLATED IN THIS SECTION 4.2(c), TO ENTER INTO THIS AGREEMENT, THE AGREEMENTS CONTEMPLATED BY THE DOCUMENTS REFERRED TO HEREIN, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AS APPLICABLE.
4.3.   No Covenants.   The parties agree that the Rollover Shares are fully vested, earned, and non-forfeitable, and are not subject to any terms or conditions except as otherwise set forth in this Agreement and the Merger Agreement, except that the Rollover Shares that are Company Restricted Shares remain (and following the Contribution Closing) will remain subject to the same restrictions, including with respect to the vesting schedule.
4.4.   Successors and Assigns.   This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided that Section 3.5 shall inure to the benefit of, and be enforceable by, the Company (acting at the direction of the Special Committee).

4.5.   Limitation on Assignment.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assignable or delegable (as the case may be), in whole or in part, by operation of Law or otherwise, and any attempted or purported assignment or delegation in violation of this Section 4.5 shall be null and void; provided, however, that, subject to the requirements of applicable Law, Parent may assign all or a portion of its rights and obligations hereunder to any Affiliate; provided, further, that no such assignment shall (i) impede or delay the consummation of the transactions contemplated by this Agreement or (ii) relieve Parent of its obligations hereunder.
4.6.   Counterparts.   This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
4.7.   Interpretation.   The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement. The parties hereto have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
4.8.   Amendments and Waivers.   No amendment, modification or supplement to this Agreement shall be enforced against any party unless such amendment, modification or supplement is in writing and signed by and between Parent and the Investor. Any waiver by any party of any term of this Agreement shall not operate as or be construed to be a waiver of any other term of this Agreement. Any waiver must be in writing and signed by the party charged therewith. For the avoidance of doubt, any amendment, modification, supplement or waiver of Section 3.5 shall require the prior written consent of the Company (acting at the direction of the Special Committee).
4.9.   Entire Agreement.   This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all other prior and contemporaneous agreements, negotiations, understandings, representations and warranties, oral or written with respect to such matters.
4.10.   Severability.   The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of any other provision hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
4.11.   Specific Performance.   The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each party hereto agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in Law, equity or otherwise, including monetary damages) to seek (a) an Order of specific performance to enforce the observance and performance of such covenant or obligation and (b) an injunction restraining such breach or threatened breach. Each party hereto further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.11, and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. The parties hereto acknowledge and agree that the right of specific performance contemplated by this Section 4.11 is an integral part of the transactions contemplated hereunder, and without that right, neither Parent nor the Investor would have entered into this Agreement.

4.12.   Non-Recourse.   This Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No former, current or future officers, employees, directors, partners, equity holders, managers, members, attorneys, agents, advisors, controlling persons or other Representatives of any party hereto (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any claim or proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated by this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith. In furtherance and not in limitation of the foregoing, each party covenants, agrees and acknowledges that no recourse under this Agreement or any other agreement referenced herein or in connection with the transactions contemplated by this Agreement shall be sought or had against any Non-Recourse Party. Notwithstanding anything to the contrary herein, no party hereto hereby waives any right to enforce its rights granted hereunder or granted under any of the other agreements or documents to be entered into among the Investor, Parent or their respective Affiliates in connection with the Transactions against any other party thereto, and any exhibits, schedules, or other attachment thereto and any documentation implementing any of the terms thereof, against any other party thereto (in each case, subject to the terms and conditions thereof).
4.13.   Confidentiality.   The Investor agrees that such Investor shall not, either directly or indirectly, disclose to any Person the terms of, or the negotiations and/or considerations leading to, this Agreement and the Merger Agreement, or any other information related to the Transactions (the “Confidential Information”); provided that the term “Confidential Information” shall not include information that was, is now, or becomes generally available to the public, including in any public disclosure by Parent, its Affiliates or otherwise, other than as a result of a disclosure by the Investor in violation of this Agreement. Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall prohibit the Investor from disclosing the Confidential Information to (a) any of the Investor’s Representatives with a need to know the Confidential Information for the purposes of entry into this Agreement and as necessary in connection with tax filings, legal matters or other non-commercial purposes; provided that the Investor shall be responsible for its representatives maintaining the confidentiality of the Confidential Information pursuant to this Section 4.13, and (b) disclosures required by Law; provided that the Investor shall, to the extent reasonably practicable and legally permissible, give Parent prompt written notice of such requirement to enable Parent to seek a protective order or other appropriate remedy (at its sole expense) and/or waive compliance with this Agreement; provided, further, that (i) with respect to public disclosure required by applicable securities Laws or the rules or regulations of the New York Stock Exchange or any United States national securities exchange on which any of the Company Shares are then traded, the party making such disclosure shall use its reasonable best efforts to consult with the other parties hereto before making any such public disclosure and (ii) with respect to any other compelled disclosure, the Investor shall, to the extent reasonably practicable and legally permissible, give Parent prompt written notice of such requirement to enable Parent to seek a protective order or other appropriate remedy (at its sole expense) and/or waive compliance with this Agreement. If the Investor fails to obtain such protective order or other appropriate remedy to preclude the disclosure of any Confidential Information, the Investor shall only disclose that portion of the Confidential Information which the Investor is required to disclose by Law.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
PARENT:
Stallion Intermediate Corporation
By:
/s/ Ting Gu

Name:
Ting Gu

Title:
Vice President and Secretary

[Signature Page to Rollover Agreement]

INVESTOR:
Martin F. Jackson
/s/ Martin F. Jackson

Name:
Martin F. Jackson

Address:
c/o Select Medical Holdings Corporation,
4714 Gettysburg Road,
P.O. Box 2034
Mechanicsburg, Pennsylvania 17055

Email:
mjackson@selectmedical.com

[Signature Page to Rollover Agreement]

Exhibit A
CONSENT OF SPOUSE
I,                  , the undersigned spouse of                   (the “Investor”), hereby acknowledge that I am aware that the Rollover Agreement, dated as of March 2, 2026, by and between Stallion Intermediate Corporation, a Delaware corporation, and my spouse imposes certain transfer obligations and restrictions on my spouse’s Rollover Shares (as defined in the Rollover Agreement). I agree that my spouse’s interest in the Rollover Shares is subject to the Rollover Agreement and the agreements to be entered into in connection therewith and any interest I may have in such Rollover Shares shall also be irrevocably bound by the Rollover Agreement and the agreements to be entered into in connection therewith and, further, that my community property interest in such Rollover Shares, if any, shall be similarly bound by the Rollover Agreement and the agreements to be entered into in connection therewith.
I am aware that the legal, financial and other matters contained in the Rollover Agreement and the agreements to be entered into in connection therewith are complex and I am encouraged to seek advice with respect thereto from independent legal and/or financial counsel. I have either sought such advice or determined after carefully reviewing the Rollover Agreement and the agreements to be entered into in connection therewith that I hereby waive such right.
Acknowledged and agreed this    day of
          2026

Signature of Spouse
Address of Spouse:
Email of Spouse:

Annex E
EXECUTION VERSION
ROLLOVER AGREEMENT
ROLLOVER AGREEMENT, dated as of March 2, 2026 (this “Agreement”), among Stallion Intermediate Corporation, a Delaware corporation (“Parent”), and the undersigned (the “Investor”). Capitalized terms used in this Agreement but not defined herein shall have the meanings set forth in the Merger Agreement (as defined below).
WHEREAS, Parent has entered into that certain Agreement and Plan of Merger, dated as of the date hereof (as may be amended, modified or supplemented from time to time, the “Merger Agreement”), with Stallion Merger Sub Corporation, a Delaware corporation and wholly-owned direct subsidiary of Parent (“Merger Sub”), and Select Medical Holdings Corporation, a Delaware corporation (the “Company”), pursuant to which (a) at the Effective Time, Merger Sub shall be merged with and into the Company, (b) the separate corporate existence of Merger Sub shall thereupon cease and (c) the Company shall continue as the surviving corporation and a wholly owned Subsidiary of Parent (the “Merger” and, together with the other transactions contemplated by the Merger Agreement and this Agreement, collectively, the “Transactions”), upon the terms and subject to the conditions set forth therein;
WHEREAS, as of the date hereof, the Investor beneficially owns, directly or indirectly, 1,279,000 shares of the Company’s common stock, par value $0.001 per share (the “Company Shares” and together with any New Shares (as defined herein), the “Subject Securities”);
WHEREAS, on the terms and subject to the conditions of this Agreement, the Investor desires, at the Contribution Closing, to contribute to Parent 1,000,000 of its Subject Securities (the “Rollover Shares”) free and clear of any and all Liens (other than restrictions on the right to sell or otherwise dispose of such shares imposed by state and federal securities laws) in exchange for the issuance by Parent to the Investor of a number of newly issued shares of common stock of Parent equal to the number of Rollover Shares (the “Parent Exchange Interests”, such exchange, the “Rollover”);
WHEREAS, in furtherance of the foregoing, the Investor shall, contingent upon the consummation of the Transactions in accordance with the Merger Agreement, waive any and all of such Investor’s rights under the Merger Agreement to receive cash consideration (including the Merger Consideration) in exchange for the Rollover Shares in connection with the Transactions;
WHEREAS, following the Contribution Closing (as defined herein), the Rollover Shares shall be held by Parent, be unaffected by the Merger and remain issued and outstanding equity interests in the Company;
WHEREAS, for United States federal and applicable state and local income tax purposes, it is intended that the Rollover (other than with respect to the Company Restricted Shares for which a timely and valid Section 83(b) election was not made) qualifies as a contribution described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”, and such qualification, the “Intended Tax Treatment”); and
WHEREAS, the parties hereto desire to make certain agreements, representations, warranties and covenants in connection with the transactions contemplated by this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and conditions as hereinafter set forth, the parties hereto do hereby agree as follows:
I
CONTRIBUTION

1.1.   Contribution.   At the Contribution Closing, upon the terms and subject to the conditions of this Agreement, (a) the Investor hereby agrees to consummate the Rollover and (b) Parent agrees to issue to the Investor the Parent Exchange Interests pursuant to the Rollover. The Investor acknowledges that (i) such Investor will not receive any cash payment for the Rollover Shares pursuant to the Transactions and (ii) Parent Exchange Interests issued in exchange for any Rollover Shares that are Company Restricted Shares as of immediately prior to the Closing will be subject to substantially the same restrictions as were applicable to the Company Restricted Shares, including with respect to the vesting schedule applicable thereto.

1.2.   Contribution Closing.   Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section 1.3, the Rollover will take place at the time specified in Section 1.3 (the “Contribution Closing”).
1.3.   Conditions to Obligations.   The Contribution Closing will occur immediately prior to the Closing; provided that if the other transactions contemplated by the Merger Agreement to be consummated at Closing are not consummated within 48 hours of the Contribution Closing, the transactions contemplated by this Agreement shall be unwound and the Contribution Closing shall be null and void ab initio and of no further force or effect and be deemed to not have occurred.
1.4.   Contribution Closing Deliverables.   At the Contribution Closing and subject to the satisfaction of the obligations set forth in Section 1.3, the Investor shall deliver to Parent (a) duly executed stock powers, endorsed in blank, in respect of the Rollover Shares in form and substance reasonably satisfactory to Parent and (b) an Internal Revenue Service Form W-9 or Form W-8, as applicable. The Investor will, reasonably promptly after the Contribution Closing, provide Parent with information in the Investor’s possession regarding the Investor’s holding period and tax basis in the Rollover Shares.
1.5.   Tax Treatment.   Parent and the Investor will report the Rollover in a manner consistent with the Intended Tax Treatment, except as otherwise required by a final “determination” within the meaning of Section 1313(a) of the Code.
1.6.   Termination.   This Agreement shall automatically terminate if, at any time prior to the Contribution Closing, the Merger Agreement shall have been validly terminated in accordance with its terms. In the event of any termination of this Agreement as provided in this Section 1.6, this Agreement, as well as the Consent of Spouse set forth in Section 3.2, shall forthwith become wholly void and of no further force or effect (except Article IV, which shall survive such termination) and there shall be no liability on the part of any parties hereto or their respective officers or directors under this Agreement. Notwithstanding the foregoing, no party hereto shall be relieved from liability for any Willful and Material Breach of this Agreement occurring prior to the termination of this Agreement. For the avoidance of doubt, until the termination of this Agreement in accordance with this Section 1.6, the obligations of the Investor shall apply whether or not the Company Board (acting upon the Special Committee Recommendation) or the Special Committee has effected a Change of Company Recommendation.
II
REPRESENTATIONS AND WARRANTIES

2.1.   Representations and Warranties of the Investor.   The Investor represents and warrants to Parent that:
(a)   The Investor is duly organized, validly existing and in good standing under the Laws of jurisdiction of its formation and has all necessary power and authority to (i) conduct its business in the manner in which its business is currently being conducted and (ii) own and use its assets in the manner in which its assets are currently owned and used, in the case of each clauses (i) and (ii), except where the failure would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Investor’s ability to perform its obligations under this Agreement and consummate the Rollover and the transactions contemplated hereby.
(b)   The Investor has the necessary corporate power and authority to execute and deliver this Agreement and the agreements contemplated hereby and to perform the Investor’s obligations hereunder and thereunder. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly and validly authorized by all necessary corporate or other action on the part of the Investor, and no other corporate or other proceedings on the part of the Investor are necessary to authorize this Agreement and the Rollover and the transactions contemplated hereby. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly executed and delivered by the Investor and, assuming the due authorization, execution and delivery of this Agreement and the other definitive documentation, as applicable, by the other parties thereto, as applicable, this Agreement constitutes, and the other definitive documentation will constitute, the valid and binding obligation of the Investor, enforceable against the Investor in accordance with its and their terms, respectively, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(c)   The execution, delivery and performance by the Investor of this Agreement and the agreements contemplated hereby and the consummation by the Investor of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to the Investor or such Investor’s properties or assets; (ii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to the Investor or such Investor’s properties or assets; (iii) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which the Investor is a party or by which the Investor or such Investor’s properties or assets are bound; or (iv) violate any constituent or organizational documents of the Investor, except, in the case of clauses (i), (ii), (iii) and (iv), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(d)   As of immediately prior to the Contribution Closing, the Investor will hold, directly or indirectly, of record and beneficially own the Rollover Shares, free and clear of all Liens (other than any restrictions imposed by state and federal securities Laws and pursuant to this Agreement and the Merger Agreement). As of the date hereof and on the date of and immediately prior to the Contribution Closing, the Investor will not be a party to any option, warrant, purchase right or other contract or commitment (other than this Agreement, the Merger Agreement and the organizational documents of the Company) that could require, or restrict or impair the ability of, the Investor to sell, transfer or otherwise dispose of any of the Rollover Shares.
(e)   As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of the Investor, threatened against either of the Investor or any of such Investor’s assets, as applicable, and neither the Investor nor any of such Investor’s assets is the subject of any order of a Governmental Entity, in each case, other than any such action or order that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(f)   Parent Exchange Interests Unregistered.   The Investor acknowledges and represents that the Investor has been advised by Parent that:
(i)   following the consummation of the Transactions, the Parent Exchange Interests are being acquired in a transaction not involving any public offering within the meaning of the Securities Act, in reliance on an exemption therefrom, and will not be registered under the Securities Act or under any state securities Law;
(ii)   the Investor must continue to bear the economic risk of the investment in the Parent Exchange Interests unless and until the offer and sale of such Parent Exchange Interests are subsequently registered under the Securities Act and all applicable state securities Laws or an exemption from such registration is available;
(iii)   following the consummation of the Transactions, it is not anticipated that there will be any public market for the Parent Exchange Interests in the foreseeable future; and
(iv)   following the consummation of the Transactions, a notation shall be made in the appropriate records of Parent indicating that the Parent Exchange Interests are subject to restrictions on transfer.
(g)   Additional Investment Representations.
(i)   The Investor’s financial situation is such that the Investor (x) can afford to bear the economic risk of holding the Parent Exchange Interests for an indefinite period of time, (y) has adequate means for providing for the Investor’s current needs and personal contingencies and (z) can afford to suffer a complete loss of the Investor’s investment in the Parent Exchange Interests. The

Investor understands that it may not be able to liquidate its investment in Parent in an emergency, if at all, and the Investor can afford a complete loss of the investment.
(ii)   The Investor’s knowledge and experience in financial and business matters are such that the Investor is capable of evaluating the merits and risks of its investment in the Parent Exchange Interests.
(iii)   The Investor has been given the opportunity to ask questions of, and to receive answers from, Parent and its representatives concerning Parent, the Rollover and the Transaction and the terms and conditions of the waiver of the Investor’s right to receive the Merger Consideration for the Rollover Shares in connection with the Transactions.
(iv)   The Investor is acquiring the Parent Exchange Interests for the Investor’s own account as principal, not as nominee or agent, for investment purposes only, not for any other person or entity and not for the purposes of resale or distribution.
(v)   The Investor understands that, following the Closing, the consolidated total indebtedness of Parent and its subsidiaries may be significantly greater than the consolidated total indebtedness of Parent prior to the Closing Date.
(vi)   The Investor is (x) an “accredited investor” within the meaning of Rule 501(a) under the Securities Act or (y) an entity in which all equity owners are “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.
(vii)   Nothing contained in this Agreement shall be deemed to obligate Parent or any of its Affiliates to employ the Investor in any capacity whatsoever or to prohibit or restrict Parent or any of its Affiliates from terminating the employment of the Investor at any time or for any reason whatsoever, with or without cause (subject to any terms of employment contained in any separate agreement between the Company or any of its Affiliates and the Investor).
2.2.   Representations and Warranties of Parent.   Parent represents and warrants to the Investor that:
(a)   Parent is duly organized, validly existing and in good standing under the Laws of the state of Delaware and has all necessary power and authority to (i) conduct its business in the manner in which its business is currently being conducted and (ii) own and use its assets in the manner in which its assets are currently owned and used, in the case of each of clauses (i) and (ii), except where the failure would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s ability to perform its obligations under this Agreement and consummate the Rollover and the transactions contemplated hereby.
(b)   Parent has the necessary legal power and authority to execute and deliver this Agreement and the agreements contemplated hereby and to perform its obligations hereunder and thereunder. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly and validly authorized by all necessary corporate action, as applicable, on the part of Parent, and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement and the Rollover and the transactions contemplated hereby. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly executed and delivered by Parent and, assuming the due authorization, execution and delivery of this Agreement and the other definitive documentation, as applicable, by the other parties thereto, as applicable, this Agreement constitutes, and the other definitive documentation will constitute, the valid and binding obligation of Parent, enforceable against Parent in accordance with its and their terms, respectively, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(c)   All of the Parent Exchange Interests to be issued to the Investor pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized and validly issued and free and clear of any Liens (other than any restrictions imposed by state and federal securities Laws and pursuant to this Agreement, the Merger Agreement, the organizational documents of Parent and any other agreement between the Investor and Parent).

(d)   The execution, delivery and performance by Parent of this Agreement and the agreements contemplated hereby and the consummation by Parent of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to Parent or its properties or assets; (ii) violate any constituent or organizational documents of Parent; (iii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to Parent or its properties or assets; or (iv) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which Parent is a party or by which Parent or its properties or assets are bound, except, in the case of clauses (i), (ii), (iii) and (iv), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(e)   As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of Parent, threatened against Parent, and Parent is not the subject of any order of a Governmental Entity, other than any such action or order that would not prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(f)   Parent was formed solely for the purpose of engaging in the Transactions and has engaged in no other business activities or operations, other than (i) as contemplated by this Agreement, the Merger Agreement and matters ancillary thereto or related to the transactions contemplated by this Agreement and the Merger Agreement (including the financing thereof) or (ii) such activities or operations that would not materially delay or materially impair the consummation of the transactions contemplated hereby.
III
OTHER COVENANTS

3.1.   Sale of Ownership Interests.   From and after the date hereof until the Closing, the Investor acknowledges and agrees that such Investor will not sell, dispose of, assign, pledge, collateralize, encumber or otherwise transfer any of such Investor’s Rollover Shares without obtaining the prior written consent of Parent.
3.2.   Consent of Spouse.   In connection with the execution of this Agreement, the Investor shall have executed and/or delivered, if applicable, a copy of the Consent of Spouse attached hereto as Exhibit A, duly executed by the Investor’s spouse, which, contingent upon the consummation of the Merger, shall be effective as of the Closing Date.
3.3.   Merger Agreement.
(a)   The Investor acknowledges and agrees that the Investor shall not make any public announcements regarding the Transactions, except as required by Law or in the Investor’s capacity as an officer or director of the Company or its Affiliates.
(b)   Except to the extent set forth in Section 1.6 hereof, none of the parties hereto or any of their respective officers, directors or Affiliates (other than the parties to the Merger Agreement to the extent set forth in the Merger Agreement) will have any liability or obligation to the other parties hereto with respect to this Agreement resulting from or arising out of any termination of the Merger Agreement or any failure to complete the Transactions with respect to the Merger Agreement, or any breach thereof by any of the parties thereto. The sole remedies of the parties hereto in such case shall be under the Merger Agreement (if any).
(c)   The Investor hereby agrees to waive, refrain from and not to commence, participate in, assist or knowingly encourage in any way, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any legal claim or Proceeding, derivative or otherwise, against the Releasees (as defined below) (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim or Proceeding seeking to enjoin or delay the Closing) and (ii) arising out of or related to the Merger Agreement (including the Merger Consideration and any claims or Proceedings alleging a breach of fiduciary duty, or any other duty, in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby (including the negotiation or entry into any such agreement)); provided, however, that nothing contained herein shall operate as a waiver or restrict the Investor from commencing, participating in, assisting or knowingly encouraging in any way, any action to assert the rights of the Investor arising under this Agreement, or any of the other agreements or documents to be entered into among the Investor, Parent or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company (including rights to indemnification and expense reimbursement under organizational documents and any applicable insurance) and any exhibits, schedules or other attachments thereto and any documentation implementing any of the terms thereof.
(d)   The Investor, on behalf of itself and each of its Affiliates and Representatives, hereby waives, releases and forever discharges (i) all appraisal rights under Section 262 of the DGCL related to the Merger and (ii) Parent, the Company and each of their respective individual, joint or mutual and past, present and future Representatives, Affiliates, stockholders, controlling persons, Subsidiaries and successors and assigns (individually, a “Releasee” and collectively, “Releasees”) from any and all Proceedings, Orders, obligations, Contracts, agreements and debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at Law and in equity, which the Investor, its Affiliates or any of their respective Representatives now has, have ever had or may hereafter have against the respective Releasees arising in connection with the Transactions; provided, however, that nothing contained herein shall operate to release any rights of the Investor arising under this Agreement or any of the other agreements or documents to be entered into among the Investor, Parent, or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company (including rights to indemnification and expense reimbursement under organizational documents and any applicable insurance). The Investor hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any Proceeding of any kind against any Releasee, based upon any matter purported to be released hereby.
(e)   The Investor acknowledges and agrees that the Parent Exchange Interests shall constitute the sole consideration that the Investor is entitled to receive in exchange for the Investor’s Rollover Shares.
3.4.   [Intentionally Omitted.]
3.5.   Agreement to Vote.   Subject to the terms of this Agreement, the Investor hereby irrevocably and unconditionally agrees that, from the date of this Agreement until the valid termination of this Agreement, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, the Investor shall (or shall cause the holder of record of the Investor’s Subject Securities to), in each case to the fullest extent that the Investor is entitled to vote the Investor’s Subject Securities thereon in the Investor’s capacity as a stockholder (a) appear (in person or by proxy) at each such meeting or otherwise cause all such Subject Securities to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) any written consents with respect to, as applicable, all of the Investor’s Subject Securities (in the Investor’s capacity as record or beneficial owner of the Subject Securities) (i) (w) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated therein, including the Merger, (x) in favor of any proposal by the Company to adjourn, recess or postpone any meeting of the stockholders of the Company to a later date that complies with Section 7.4 of the Merger Agreement, (y) in favor of any other matters necessary, presented or proposed for the transactions contemplated by the Merger Agreement, including the Merger, to be timely consummated and (z) in favor of any other matter in respect of which approval of the Company’s stockholders is expressly requested by the Company Board in connection with the Company’s stockholders’ adoption of the Merger Agreement and the approval of the transactions contemplated therein, including the Merger; (ii) against any action, agreement or transaction that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of (x) the Company, Parent or Merger Sub contained in the Merger Agreement or (y) the Investor contained in this Agreement or (B) result in any of the conditions set forth in Article VIII of the Merger Agreement not being satisfied or result in the satisfaction of any of the conditions set forth in Article VIII of the Merger Agreement being delayed; and (iii) against any Company Acquisition Proposal or other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the transactions contemplated by the Merger Agreement, including the Merger; provided that the foregoing shall not require the Investor to vote against any Company Acquisition Proposal or any other proposal made in opposition to the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement if, prior to such vote, the Company has terminated the Merger Agreement pursuant to Section 9.3(a) of the Merger Agreement. From the date of this Agreement until the valid termination of this Agreement, the Investor shall (x) retain at all times (A) record or beneficial ownership of the Investor’s Subject Securities and (B) the right to vote its respective Subject Securities in such Investor’s sole discretion on any matters other than those set forth in this Section 3.5 that are at any time or from time to time presented for consideration to the Company’s stockholders generally and (y) not consent, in its capacity as a stockholder of the Company, to matters inconsistent with the voting obligations set forth in the preceding clauses (ii) through (iii). The obligations of the Investor specified in this Section 3.5 shall apply whether or not there has been a Change of Company Recommendation. Except as set forth in this Section 3.5, nothing in this Agreement shall limit the right of the Investor to vote in favor of, against or abstain with respect to any matter presented to the stockholders of the Company.
3.6.   New Shares; Adjustments.   Any shares of capital stock or other equity securities of the Company that are issued to, or that the Investor acquires record or beneficial ownership of, after the date of this Agreement and prior to the valid termination of this Agreement, whether pursuant to purchase, exercise, exchange or conversion of, or other transaction involving any and all options, rights or other securities (“New Shares”), shall automatically be subject to the terms and conditions of this Agreement to the same extent as if they constituted Company Shares beneficially owned by the Investor as of the date hereof. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction in the capital stock of the Company affecting the Subject Securities, the terms of this Agreement shall apply to the resulting securities and the terms “Subject Securities”, “Company Shares” and “Rollover Shares” shall be adjusted accordingly to reflect such stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction.
IV
MISCELLANEOUS

4.1.   Notices.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service (with proof of delivery), or by email (with confirmation by return email) to the respective parties hereto at the following addresses (or at such other addresses for a party as shall be specified in a notice given in accordance with this Section 4.1):
(a)   if to Parent:
Stallion Intermediate Corporation
c/o Welsh, Carson, Anderson & Stowe
599 Lexington Ave, Suite 1800
New York, NY 10022
Attention: Ting Gu
Email: TGu@wcas.com
Cravath, Swaine & Moore LLP
375 Ninth Avenue
New York, NY 10001
Attention: Minh Van Ngo
Andrew M. Wark
Email: mngo@cravath.com
awark@cravath.com
and

Ropes & Gray LLP
1211 6th Avenue
New York, NY 10036
Attention: Scott A. Abramowitz
Craig E. Marcus
Email: scott.abramowitz@ropesgray.com
craig.marcus@ropesgray.com
(b)   If to the Investor, to:
To the address set forth on the signature page hereto.
4.2.   Governing Law; Jurisdiction.
(a)   THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAWS, RULES OR PRINCIPLES THEREOF (OR ANY OTHER JURISDICTION) TO THE EXTENT THAT SUCH LAWS, RULES OR PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION.
(b)   The parties hereto irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, in the event that such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) located in New Castle County in the State of Delaware or the United States District Court for the District of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement and in respect of the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any Proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such Proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims relating to such Proceeding or transactions shall be heard and determined in such a Delaware state or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such Proceeding by sending notice in accordance with Section 4.1 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.
(c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE DOCUMENTS REFERRED TO HEREIN OR THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTEMPLATED IN THIS SECTION 4.2(c), TO ENTER INTO THIS AGREEMENT, THE AGREEMENTS CONTEMPLATED BY THE DOCUMENTS REFERRED TO HEREIN, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AS APPLICABLE.

4.3.   No Covenants.   The parties agree that the Rollover Shares are fully vested, earned, and non-forfeitable, and are not subject to any terms or conditions except as otherwise set forth in this Agreement and the Merger Agreement, except that the Rollover Shares that are Company Restricted Shares remain (and following the Contribution Closing) will remain subject to the same restrictions, including with respect to the vesting schedule.
4.4.   Successors and Assigns.   This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided that Section 3.5 shall inure to the benefit of, and be enforceable by, the Company (acting at the direction of the Special Committee).
4.5.   Limitation on Assignment.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assignable or delegable (as the case may be), in whole or in part, by operation of Law or otherwise, and any attempted or purported assignment or delegation in violation of this Section 4.5 shall be null and void; provided, however, that, subject to the requirements of applicable Law, Parent may assign all or a portion of its rights and obligations hereunder to any Affiliate; provided, further, that no such assignment shall (i) impede or delay the consummation of the transactions contemplated by this Agreement or (ii) relieve Parent of its obligations hereunder.
4.6.   Counterparts.   This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
4.7.   Interpretation.   The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement. The parties hereto have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
4.8.   Amendments and Waivers.   No amendment, modification or supplement to this Agreement shall be enforced against any party unless such amendment, modification or supplement is in writing and signed by and between Parent and the Investor. Any waiver by any party of any term of this Agreement shall not operate as or be construed to be a waiver of any other term of this Agreement. Any waiver must be in writing and signed by the party charged therewith. For the avoidance of doubt, any amendment, modification, supplement or waiver of Section 3.5 shall require the prior written consent of the Company (acting at the direction of the Special Committee).
4.9.   Entire Agreement.   This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all other prior and contemporaneous agreements, negotiations, understandings, representations and warranties, oral or written with respect to such matters.
4.10.   Severability.   The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of any other provision hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
4.11.   Specific Performance.   The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each party hereto agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in Law, equity or otherwise, including monetary damages) to seek (a) an Order of specific performance to enforce the observance and performance of such covenant or obligation and (b) an injunction restraining such breach or threatened breach. Each party hereto further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.11, and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. The parties hereto acknowledge and agree that the right of specific performance contemplated by this Section 4.11 is an integral part of the transactions contemplated hereunder, and without that right, neither Parent nor the Investor would have entered into this Agreement.
4.12.   Non-Recourse.   This Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No former, current or future officers, employees, directors, partners, equity holders, managers, members, attorneys, agents, advisors, controlling persons or other Representatives of any party hereto (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any claim or proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated by this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith. In furtherance and not in limitation of the foregoing, each party covenants, agrees and acknowledges that no recourse under this Agreement or any other agreement referenced herein or in connection with the transactions contemplated by this Agreement shall be sought or had against any Non-Recourse Party. Notwithstanding anything to the contrary herein, no party hereto hereby waives any right to enforce its rights granted hereunder or granted under any of the other agreements or documents to be entered into among the Investor, Parent or their respective Affiliates in connection with the Transactions against any other party thereto, and any exhibits, schedules, or other attachment thereto and any documentation implementing any of the terms thereof, against any other party thereto (in each case, subject to the terms and conditions thereof).
4.13.   Confidentiality.   The Investor agrees that such Investor shall not, either directly or indirectly, disclose to any Person the terms of, or the negotiations and/or considerations leading to, this Agreement and the Merger Agreement, or any other information related to the Transactions (the “Confidential Information”); provided that the term “Confidential Information” shall not include information that was, is now, or becomes generally available to the public, including in any public disclosure by Parent, its Affiliates or otherwise, other than as a result of a disclosure by the Investor in violation of this Agreement. Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall prohibit the Investor from disclosing the Confidential Information to (a) any of the Investor’s Representatives with a need to know the Confidential Information for the purposes of entry into this Agreement and as necessary in connection with tax filings, legal matters or other non-commercial purposes; provided that the Investor shall be responsible for its representatives maintaining the confidentiality of the Confidential Information pursuant to this Section 4.13, and (b) disclosures required by Law; provided that the Investor shall, to the extent reasonably practicable and legally permissible, give Parent prompt written notice of such requirement to enable Parent to seek a protective order or other appropriate remedy (at its sole expense) and/or waive compliance with this Agreement; provided, further, that (i) with respect to public disclosure required by applicable securities Laws or the rules or regulations of the New York Stock Exchange or any United States national securities exchange on which any of the Company Shares are then traded, the party making such disclosure shall use its reasonable best efforts to consult with the other parties hereto before making any such public disclosure and (ii) with respect to any other compelled disclosure, the Investor shall, to the extent reasonably practicable and legally permissible, give Parent prompt written notice of such requirement to enable Parent to seek a protective order or other appropriate remedy (at its sole expense) and/or waive compliance with this Agreement. If the Investor fails to obtain such protective order or other appropriate remedy to preclude the disclosure of any Confidential Information, the Investor shall only disclose that portion of the Confidential Information which the Investor is required to disclose by Law.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
PARENT:
Stallion Intermediate Corporation
By:
/s/ Ting Gu

Name:
Ting Gu

Title:
Vice President and Secretary

[Signature Page to Rollover Agreement]

INVESTOR:
The Robert A. Ortenzio Descendants Trust
By:
/s/ Robert Nause

Name:
Select Asset Management & Trust
Robert Nause, Secretary & Treasurer

Title:
Trustee

Address:
c/o Select Asset Management & Trust
4732 Gettysburg Road, Suite 401
Mechanicsburg, Pennsylvania 17055

Email:
bnause@samtrust.net

[Signature Page to Rollover Agreement]

Exhibit A
CONSENT OF SPOUSE
I,                   , the undersigned spouse of                   (the “Investor”), hereby acknowledge that I am aware that the Rollover Agreement, dated as of March 2, 2026, by and between Stallion Intermediate Corporation, a Delaware corporation, and my spouse imposes certain transfer obligations and restrictions on my spouse’s Rollover Shares (as defined in the Rollover Agreement). I agree that my spouse’s interest in the Rollover Shares is subject to the Rollover Agreement and the agreements to be entered into in connection therewith and any interest I may have in such Rollover Shares shall also be irrevocably bound by the Rollover Agreement and the agreements to be entered into in connection therewith and, further, that my community property interest in such Rollover Shares, if any, shall be similarly bound by the Rollover Agreement and the agreements to be entered into in connection therewith.
I am aware that the legal, financial and other matters contained in the Rollover Agreement and the agreements to be entered into in connection therewith are complex and I am encouraged to seek advice with respect thereto from independent legal and/or financial counsel. I have either sought such advice or determined after carefully reviewing the Rollover Agreement and the agreements to be entered into in connection therewith that I hereby waive such right.
Acknowledged and agreed this    day of
                  2026

Signature of Spouse
Address of Spouse:

Email of Spouse:

Annex F
EXECUTION VERSION
ROLLOVER AGREEMENT
ROLLOVER AGREEMENT, dated as of March 2, 2026 (this “Agreement”), among Stallion Intermediate Corporation, a Delaware corporation (“Parent”), and the undersigned (the “Investor”). Capitalized terms used in this Agreement but not defined herein shall have the meanings set forth in the Merger Agreement (as defined below).
WHEREAS, Parent has entered into that certain Agreement and Plan of Merger, dated as of the date hereof (as may be amended, modified or supplemented from time to time, the “Merger Agreement”), with Stallion Merger Sub Corporation, a Delaware corporation and wholly-owned direct subsidiary of Parent (“Merger Sub”), and Select Medical Holdings Corporation, a Delaware corporation (the “Company”), pursuant to which (a) at the Effective Time, Merger Sub shall be merged with and into the Company, (b) the separate corporate existence of Merger Sub shall thereupon cease and (c) the Company shall continue as the surviving corporation and a wholly owned Subsidiary of Parent (the “Merger” and, together with the other transactions contemplated by the Merger Agreement and this Agreement, collectively, the “Transactions”), upon the terms and subject to the conditions set forth therein;
WHEREAS, as of the date hereof, the Investor beneficially owns, directly or indirectly, 4,028,767 shares of the Company’s common stock, par value $0.001 per share (the “Company Shares” and together with any New Shares (as defined herein), the “Subject Securities”);
WHEREAS, on the terms and subject to the conditions of this Agreement, the Investor desires, at the Contribution Closing, to contribute to Parent all of its Subject Securities (the “Rollover Shares”) free and clear of any and all Liens (other than restrictions on the right to sell or otherwise dispose of such shares imposed by state and federal securities laws) in exchange for the issuance by Parent to the Investor of a number of newly issued shares of common stock of Parent equal to the number of Rollover Shares (the “Parent Exchange Interests”, such exchange, the “Rollover”);
WHEREAS, in furtherance of the foregoing, the Investor shall, contingent upon the consummation of the Transactions in accordance with the Merger Agreement, waive any and all of such Investor’s rights under the Merger Agreement to receive cash consideration (including the Merger Consideration) in exchange for the Rollover Shares in connection with the Transactions;
WHEREAS, following the Contribution Closing (as defined herein), the Rollover Shares shall be held by Parent, be unaffected by the Merger and remain issued and outstanding equity interests in the Company;
WHEREAS, for United States federal and applicable state and local income tax purposes, it is intended that the Rollover (other than with respect to the Company Restricted Shares for which a timely and valid Section 83(b) election was not made) qualifies as a contribution described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”, and such qualification, the “Intended Tax Treatment”); and
WHEREAS, the parties hereto desire to make certain agreements, representations, warranties and covenants in connection with the transactions contemplated by this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and conditions as hereinafter set forth, the parties hereto do hereby agree as follows:
I
CONTRIBUTION

1.1.   Contribution.   At the Contribution Closing, upon the terms and subject to the conditions of this Agreement, (a) the Investor hereby agrees to consummate the Rollover and (b) Parent agrees to issue to the Investor the Parent Exchange Interests pursuant to the Rollover. The Investor acknowledges that (i) such Investor will not receive any cash payment for the Rollover Shares pursuant to the Transactions and (ii) Parent Exchange Interests issued in exchange for any Rollover Shares that are Company Restricted Shares as of immediately prior to the Closing will be subject to substantially the same restrictions as were applicable to the Company Restricted Shares, including with respect to the vesting schedule applicable thereto.

1.2.   Contribution Closing.   Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section 1.3, the Rollover will take place at the time specified in Section 1.3 (the “Contribution Closing”).
1.3.   Conditions to Obligations.   The Contribution Closing will occur immediately prior to the Closing; provided that if the other transactions contemplated by the Merger Agreement to be consummated at Closing are not consummated within 48 hours of the Contribution Closing, the transactions contemplated by this Agreement shall be unwound and the Contribution Closing shall be null and void ab initio and of no further force or effect and be deemed to not have occurred.
1.4.   Contribution Closing Deliverables.   At the Contribution Closing and subject to the satisfaction of the obligations set forth in Section 1.3, the Investor shall deliver to Parent (a) duly executed stock powers, endorsed in blank, in respect of the Rollover Shares in form and substance reasonably satisfactory to Parent and (b) an Internal Revenue Service Form W-9 or Form W-8, as applicable. The Investor will, reasonably promptly after the Contribution Closing, provide Parent with information in the Investor’s possession regarding the Investor’s holding period and tax basis in the Rollover Shares.
1.5.   Tax Treatment.   Parent and the Investor will report the Rollover in a manner consistent with the Intended Tax Treatment, except as otherwise required by a final “determination” within the meaning of Section 1313(a) of the Code.
1.6.   Termination.   This Agreement shall automatically terminate if, at any time prior to the Contribution Closing, the Merger Agreement shall have been validly terminated in accordance with its terms. In the event of any termination of this Agreement as provided in this Section 1.6, this Agreement, as well as the Consent of Spouse set forth in Section 3.2, shall forthwith become wholly void and of no further force or effect (except Article IV, which shall survive such termination) and there shall be no liability on the part of any parties hereto or their respective officers or directors under this Agreement. Notwithstanding the foregoing, no party hereto shall be relieved from liability for any Willful and Material Breach of this Agreement occurring prior to the termination of this Agreement. For the avoidance of doubt, until the termination of this Agreement in accordance with this Section 1.6, the obligations of the Investor shall apply whether or not the Company Board (acting upon the Special Committee Recommendation) or the Special Committee has effected a Change of Company Recommendation.
II
REPRESENTATIONS AND WARRANTIES

2.1.   Representations and Warranties of the Investor.   The Investor represents and warrants to Parent that:
(a)   The Investor is duly organized, validly existing and in good standing under the Laws of jurisdiction of its formation and has all necessary power and authority to (i) conduct its business in the manner in which its business is currently being conducted and (ii) own and use its assets in the manner in which its assets are currently owned and used, in the case of each clauses (i) and (ii), except where the failure would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Investor’s ability to perform its obligations under this Agreement and consummate the Rollover and the transactions contemplated hereby.
(b)   The Investor has the necessary corporate power and authority to execute and deliver this Agreement and the agreements contemplated hereby and to perform the Investor’s obligations hereunder and thereunder. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly and validly authorized by all necessary corporate or other action on the part of the Investor, and no other corporate or other proceedings on the part of the Investor are necessary to authorize this Agreement and the Rollover and the transactions contemplated hereby. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly executed and delivered by the Investor and, assuming the due authorization, execution and delivery of this Agreement and the other definitive documentation, as applicable, by the other parties thereto, as applicable, this Agreement constitutes, and the other definitive documentation will constitute, the valid and binding obligation of the Investor, enforceable against the Investor in accordance with its and their terms, respectively, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(c)   The execution, delivery and performance by the Investor of this Agreement and the agreements contemplated hereby and the consummation by the Investor of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to the Investor or such Investor’s properties or assets; (ii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to the Investor or such Investor’s properties or assets; (iii) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which the Investor is a party or by which the Investor or such Investor’s properties or assets are bound; or (iv) violate any constituent or organizational documents of the Investor, except, in the case of clauses (i), (ii), (iii) and (iv), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(d)   As of immediately prior to the Contribution Closing, the Investor will hold, directly or indirectly, of record and beneficially own the Rollover Shares, free and clear of all Liens (other than any restrictions imposed by state and federal securities Laws and pursuant to this Agreement and the Merger Agreement). As of the date hereof and on the date of and immediately prior to the Contribution Closing, the Investor will not be a party to any option, warrant, purchase right or other contract or commitment (other than this Agreement, the Merger Agreement and the organizational documents of the Company) that could require, or restrict or impair the ability of, the Investor to sell, transfer or otherwise dispose of any of the Rollover Shares.
(e)   As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of the Investor, threatened against either of the Investor or any of such Investor’s assets, as applicable, and neither the Investor nor any of such Investor’s assets is the subject of any order of a Governmental Entity, in each case, other than any such action or order that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(f)   Parent Exchange Interests Unregistered.   The Investor acknowledges and represents that the Investor has been advised by Parent that:
(i)   following the consummation of the Transactions, the Parent Exchange Interests are being acquired in a transaction not involving any public offering within the meaning of the Securities Act, in reliance on an exemption therefrom, and will not be registered under the Securities Act or under any state securities Law;
(ii)   the Investor must continue to bear the economic risk of the investment in the Parent Exchange Interests unless and until the offer and sale of such Parent Exchange Interests are subsequently registered under the Securities Act and all applicable state securities Laws or an exemption from such registration is available;
(iii)   following the consummation of the Transactions, it is not anticipated that there will be any public market for the Parent Exchange Interests in the foreseeable future; and
(iv)   following the consummation of the Transactions, a notation shall be made in the appropriate records of Parent indicating that the Parent Exchange Interests are subject to restrictions on transfer.
(g)   Additional Investment Representations.
(i)   The Investor’s financial situation is such that the Investor (x) can afford to bear the economic risk of holding the Parent Exchange Interests for an indefinite period of time, (y) has adequate means for providing for the Investor’s current needs and personal contingencies and (z) can afford to suffer a complete loss of the Investor’s investment in the Parent Exchange Interests. The

Investor understands that it may not be able to liquidate its investment in Parent in an emergency, if at all, and the Investor can afford a complete loss of the investment.
(ii)   The Investor’s knowledge and experience in financial and business matters are such that the Investor is capable of evaluating the merits and risks of its investment in the Parent Exchange Interests.
(iii)   The Investor has been given the opportunity to ask questions of, and to receive answers from, Parent and its representatives concerning Parent, the Rollover and the Transaction and the terms and conditions of the waiver of the Investor’s right to receive the Merger Consideration for the Rollover Shares in connection with the Transactions.
(iv)   The Investor is acquiring the Parent Exchange Interests for the Investor’s own account as principal, not as nominee or agent, for investment purposes only, not for any other person or entity and not for the purposes of resale or distribution.
(v)   The Investor understands that, following the Closing, the consolidated total indebtedness of Parent and its subsidiaries may be significantly greater than the consolidated total indebtedness of Parent prior to the Closing Date.
(vi)   The Investor is (x) an “accredited investor” within the meaning of Rule 501(a) under the Securities Act or (y) an entity in which all equity owners are “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.
(vii)   Nothing contained in this Agreement shall be deemed to obligate Parent or any of its Affiliates to employ the Investor in any capacity whatsoever or to prohibit or restrict Parent or any of its Affiliates from terminating the employment of the Investor at any time or for any reason whatsoever, with or without cause (subject to any terms of employment contained in any separate agreement between the Company or any of its Affiliates and the Investor).
2.2.   Representations and Warranties of Parent.   Parent represents and warrants to the Investor that:
(a)   Parent is duly organized, validly existing and in good standing under the Laws of the state of Delaware and has all necessary power and authority to (i) conduct its business in the manner in which its business is currently being conducted and (ii) own and use its assets in the manner in which its assets are currently owned and used, in the case of each of clauses (i) and (ii), except where the failure would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s ability to perform its obligations under this Agreement and consummate the Rollover and the transactions contemplated hereby.
(b)   Parent has the necessary legal power and authority to execute and deliver this Agreement and the agreements contemplated hereby and to perform its obligations hereunder and thereunder. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly and validly authorized by all necessary corporate action, as applicable, on the part of Parent, and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement and the Rollover and the transactions contemplated hereby. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly executed and delivered by Parent and, assuming the due authorization, execution and delivery of this Agreement and the other definitive documentation, as applicable, by the other parties thereto, as applicable, this Agreement constitutes, and the other definitive documentation will constitute, the valid and binding obligation of Parent, enforceable against Parent in accordance with its and their terms, respectively, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(c)   All of the Parent Exchange Interests to be issued to the Investor pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized and validly issued and free and clear of any Liens (other than any restrictions imposed by state and federal securities Laws and pursuant to this Agreement, the Merger Agreement, the organizational documents of Parent and any other agreement between the Investor and Parent).

(d)   The execution, delivery and performance by Parent of this Agreement and the agreements contemplated hereby and the consummation by Parent of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to Parent or its properties or assets; (ii) violate any constituent or organizational documents of Parent; (iii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to Parent or its properties or assets; or (iv) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which Parent is a party or by which Parent or its properties or assets are bound, except, in the case of clauses (i), (ii), (iii) and (iv), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(e)   As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of Parent, threatened against Parent, and Parent is not the subject of any order of a Governmental Entity, other than any such action or order that would not prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(f)   Parent was formed solely for the purpose of engaging in the Transactions and has engaged in no other business activities or operations, other than (i) as contemplated by this Agreement, the Merger Agreement and matters ancillary thereto or related to the transactions contemplated by this Agreement and the Merger Agreement (including the financing thereof) or (ii) such activities or operations that would not materially delay or materially impair the consummation of the transactions contemplated hereby.
III
OTHER COVENANTS

3.1.   Sale of Ownership Interests.   From and after the date hereof until the Closing, the Investor acknowledges and agrees that such Investor will not sell, dispose of, assign, pledge, collateralize, encumber or otherwise transfer any of such Investor’s Rollover Shares without obtaining the prior written consent of Parent.
3.2.   Consent of Spouse.   In connection with the execution of this Agreement, the Investor shall have executed and/or delivered, if applicable, a copy of the Consent of Spouse attached hereto as Exhibit A, duly executed by the Investor’s spouse, which, contingent upon the consummation of the Merger, shall be effective as of the Closing Date.
3.3.   Merger Agreement.
(a)   The Investor acknowledges and agrees that the Investor shall not make any public announcements regarding the Transactions, except as required by Law or in the Investor’s capacity as an officer or director of the Company or its Affiliates.
(b)   Except to the extent set forth in Section 1.6 hereof, none of the parties hereto or any of their respective officers, directors or Affiliates (other than the parties to the Merger Agreement to the extent set forth in the Merger Agreement) will have any liability or obligation to the other parties hereto with respect to this Agreement resulting from or arising out of any termination of the Merger Agreement or any failure to complete the Transactions with respect to the Merger Agreement, or any breach thereof by any of the parties thereto. The sole remedies of the parties hereto in such case shall be under the Merger Agreement (if any).
(c)   The Investor hereby agrees to waive, refrain from and not to commence, participate in, assist or knowingly encourage in any way, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any legal claim or Proceeding, derivative or otherwise, against the Releasees (as defined below) (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim or Proceeding seeking to enjoin or delay the Closing) and (ii) arising out of or related to the Merger Agreement (including the Merger Consideration and any claims or Proceedings alleging a breach of fiduciary duty, or any other duty, in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby (including the negotiation or entry into any such agreement)); provided, however, that nothing contained herein shall operate as a waiver or restrict the Investor from commencing, participating in, assisting or knowingly encouraging in any way, any action to assert the rights of the Investor arising under this Agreement, or any of the other agreements or documents to be entered into among the Investor, Parent or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company (including rights to indemnification and expense reimbursement under organizational documents and any applicable insurance) and any exhibits, schedules or other attachments thereto and any documentation implementing any of the terms thereof.
(d)   The Investor, on behalf of itself and each of its Affiliates and Representatives, hereby waives, releases and forever discharges (i) all appraisal rights under Section 262 of the DGCL related to the Merger and (ii) Parent, the Company and each of their respective individual, joint or mutual and past, present and future Representatives, Affiliates, stockholders, controlling persons, Subsidiaries and successors and assigns (individually, a “Releasee” and collectively, “Releasees”) from any and all Proceedings, Orders, obligations, Contracts, agreements and debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at Law and in equity, which the Investor, its Affiliates or any of their respective Representatives now has, have ever had or may hereafter have against the respective Releasees arising in connection with the Transactions; provided, however, that nothing contained herein shall operate to release any rights of the Investor arising under this Agreement or any of the other agreements or documents to be entered into among the Investor, Parent, or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company (including rights to indemnification and expense reimbursement under organizational documents and any applicable insurance). The Investor hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any Proceeding of any kind against any Releasee, based upon any matter purported to be released hereby.
(e)   The Investor acknowledges and agrees that the Parent Exchange Interests shall constitute the sole consideration that the Investor is entitled to receive in exchange for the Investor’s Rollover Shares.
3.4.   [Intentionally Omitted.]
3.5.   Agreement to Vote.   Subject to the terms of this Agreement, the Investor hereby irrevocably and unconditionally agrees that, from the date of this Agreement until the valid termination of this Agreement, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, the Investor shall (or shall cause the holder of record of the Investor’s Subject Securities to), in each case to the fullest extent that the Investor is entitled to vote the Investor’s Subject Securities thereon in the Investor’s capacity as a stockholder (a) appear (in person or by proxy) at each such meeting or otherwise cause all such Subject Securities to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) any written consents with respect to, as applicable, all of the Investor’s Subject Securities (in the Investor’s capacity as record or beneficial owner of the Subject Securities) (i) (w) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated therein, including the Merger, (x) in favor of any proposal by the Company to adjourn, recess or postpone any meeting of the stockholders of the Company to a later date that complies with Section 7.4 of the Merger Agreement, (y) in favor of any other matters necessary, presented or proposed for the transactions contemplated by the Merger Agreement, including the Merger, to be timely consummated and (z) in favor of any other matter in respect of which approval of the Company’s stockholders is expressly requested by the Company Board in connection with the Company’s stockholders’ adoption of the Merger Agreement and the approval of the transactions contemplated therein, including the Merger; (ii) against any action, agreement or transaction that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of (x) the Company, Parent or Merger Sub contained in the Merger Agreement or (y) the Investor contained in this Agreement or (B) result in any of the conditions set forth in Article VIII of the Merger Agreement not being satisfied or result in the satisfaction of any of the conditions set forth in Article VIII of the Merger Agreement being delayed; and (iii) against any Company Acquisition Proposal or other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the transactions contemplated by the Merger Agreement, including the Merger; provided that the foregoing shall not require the Investor to vote against any Company Acquisition Proposal or any other proposal made in opposition to the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement if, prior to such vote, the Company has terminated the Merger Agreement pursuant to Section 9.3(a) of the Merger Agreement. From the date of this Agreement until the valid termination of this Agreement, the Investor shall (x) retain at all times (A) record or beneficial ownership of the Investor’s Subject Securities and (B) the right to vote its respective Subject Securities in such Investor’s sole discretion on any matters other than those set forth in this Section 3.5 that are at any time or from time to time presented for consideration to the Company’s stockholders generally and (y) not consent, in its capacity as a stockholder of the Company, to matters inconsistent with the voting obligations set forth in the preceding clauses (ii) through (iii). The obligations of the Investor specified in this Section 3.5 shall apply whether or not there has been a Change of Company Recommendation. Except as set forth in this Section 3.5, nothing in this Agreement shall limit the right of the Investor to vote in favor of, against or abstain with respect to any matter presented to the stockholders of the Company.
3.6.   New Shares; Adjustments.   Any shares of capital stock or other equity securities of the Company that are issued to, or that the Investor acquires record or beneficial ownership of, after the date of this Agreement and prior to the valid termination of this Agreement, whether pursuant to purchase, exercise, exchange or conversion of, or other transaction involving any and all options, rights or other securities (“New Shares”), shall automatically be subject to the terms and conditions of this Agreement to the same extent as if they constituted Company Shares beneficially owned by the Investor as of the date hereof. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction in the capital stock of the Company affecting the Subject Securities, the terms of this Agreement shall apply to the resulting securities and the terms “Subject Securities”, “Company Shares” and “Rollover Shares” shall be adjusted accordingly to reflect such stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction.
IV
MISCELLANEOUS

4.1.   Notices.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service (with proof of delivery), or by email (with confirmation by return email) to the respective parties hereto at the following addresses (or at such other addresses for a party as shall be specified in a notice given in accordance with this Section 4.1):
(a)   if to Parent:
Stallion Intermediate Corporation
c/o Welsh, Carson, Anderson & Stowe
599 Lexington Ave, Suite 1800
New York, NY 10022
Attention: Ting Gu
Email: TGu@wcas.com
Cravath, Swaine & Moore LLP
375 Ninth Avenue
New York, NY 10001
Attention: Minh Van Ngo
Andrew M. Wark
Email: mngo@cravath.com
awark@cravath.com
and

Ropes & Gray LLP
1211 6th Avenue
New York, NY 10036
Attention: Scott A. Abramowitz
Craig E. Marcus
Email: scott.abramowitz@ropesgray.com
craig.marcus@ropesgray.com
(b)
If to the Investor, to:

To the address set forth on the signature page hereto.
4.2.   Governing Law; Jurisdiction.
(a)   THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAWS, RULES OR PRINCIPLES THEREOF (OR ANY OTHER JURISDICTION) TO THE EXTENT THAT SUCH LAWS, RULES OR PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION.
(b)   The parties hereto irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, in the event that such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) located in New Castle County in the State of Delaware or the United States District Court for the District of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement and in respect of the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any Proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such Proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims relating to such Proceeding or transactions shall be heard and determined in such a Delaware state or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such Proceeding by sending notice in accordance with Section 4.1 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.
(c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE DOCUMENTS REFERRED TO HEREIN OR THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTEMPLATED IN THIS SECTION 4.2(c), TO ENTER INTO THIS AGREEMENT, THE AGREEMENTS CONTEMPLATED BY THE DOCUMENTS REFERRED TO HEREIN, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AS APPLICABLE.

4.3.   No Covenants.   The parties agree that the Rollover Shares are fully vested, earned, and non-forfeitable, and are not subject to any terms or conditions except as otherwise set forth in this Agreement and the Merger Agreement, except that the Rollover Shares that are Company Restricted Shares remain (and following the Contribution Closing) will remain subject to the same restrictions, including with respect to the vesting schedule.
4.4.   Successors and Assigns.   This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided that Section 3.5 shall inure to the benefit of, and be enforceable by, the Company (acting at the direction of the Special Committee).
4.5.   Limitation on Assignment.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assignable or delegable (as the case may be), in whole or in part, by operation of Law or otherwise, and any attempted or purported assignment or delegation in violation of this Section 4.5 shall be null and void; provided, however, that, subject to the requirements of applicable Law, Parent may assign all or a portion of its rights and obligations hereunder to any Affiliate; provided, further, that no such assignment shall (i) impede or delay the consummation of the transactions contemplated by this Agreement or (ii) relieve Parent of its obligations hereunder.
4.6.   Counterparts.   This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
4.7.   Interpretation.   The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement. The parties hereto have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
4.8.   Amendments and Waivers.   No amendment, modification or supplement to this Agreement shall be enforced against any party unless such amendment, modification or supplement is in writing and signed by and between Parent and the Investor. Any waiver by any party of any term of this Agreement shall not operate as or be construed to be a waiver of any other term of this Agreement. Any waiver must be in writing and signed by the party charged therewith. For the avoidance of doubt, any amendment, modification, supplement or waiver of Section 3.5 shall require the prior written consent of the Company (acting at the direction of the Special Committee).
4.9.   Entire Agreement.   This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all other prior and contemporaneous agreements, negotiations, understandings, representations and warranties, oral or written with respect to such matters.
4.10.   Severability.   The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of any other provision hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
4.11.   Specific Performance.   The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each party hereto agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in Law, equity or otherwise, including monetary damages) to seek (a) an Order of specific performance to enforce the observance and performance of such covenant or obligation and (b) an injunction restraining such breach or threatened breach. Each party hereto further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.11, and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. The parties hereto acknowledge and agree that the right of specific performance contemplated by this Section 4.11 is an integral part of the transactions contemplated hereunder, and without that right, neither Parent nor the Investor would have entered into this Agreement.
4.12.   Non-Recourse.   This Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No former, current or future officers, employees, directors, partners, equity holders, managers, members, attorneys, agents, advisors, controlling persons or other Representatives of any party hereto (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any claim or proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated by this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith. In furtherance and not in limitation of the foregoing, each party covenants, agrees and acknowledges that no recourse under this Agreement or any other agreement referenced herein or in connection with the transactions contemplated by this Agreement shall be sought or had against any Non-Recourse Party. Notwithstanding anything to the contrary herein, no party hereto hereby waives any right to enforce its rights granted hereunder or granted under any of the other agreements or documents to be entered into among the Investor, Parent or their respective Affiliates in connection with the Transactions against any other party thereto, and any exhibits, schedules, or other attachment thereto and any documentation implementing any of the terms thereof, against any other party thereto (in each case, subject to the terms and conditions thereof).
4.13.   Confidentiality.   The Investor agrees that such Investor shall not, either directly or indirectly, disclose to any Person the terms of, or the negotiations and/or considerations leading to, this Agreement and the Merger Agreement, or any other information related to the Transactions (the “Confidential Information”); provided that the term “Confidential Information” shall not include information that was, is now, or becomes generally available to the public, including in any public disclosure by Parent, its Affiliates or otherwise, other than as a result of a disclosure by the Investor in violation of this Agreement. Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall prohibit the Investor from disclosing the Confidential Information to (a) any of the Investor’s Representatives with a need to know the Confidential Information for the purposes of entry into this Agreement and as necessary in connection with tax filings, legal matters or other non-commercial purposes; provided that the Investor shall be responsible for its representatives maintaining the confidentiality of the Confidential Information pursuant to this Section 4.13, and (b) disclosures required by Law; provided that the Investor shall, to the extent reasonably practicable and legally permissible, give Parent prompt written notice of such requirement to enable Parent to seek a protective order or other appropriate remedy (at its sole expense) and/or waive compliance with this Agreement; provided, further, that (i) with respect to public disclosure required by applicable securities Laws or the rules or regulations of the New York Stock Exchange or any United States national securities exchange on which any of the Company Shares are then traded, the party making such disclosure shall use its reasonable best efforts to consult with the other parties hereto before making any such public disclosure and (ii) with respect to any other compelled disclosure, the Investor shall, to the extent reasonably practicable and legally permissible, give Parent prompt written notice of such requirement to enable Parent to seek a protective order or other appropriate remedy (at its sole expense) and/or waive compliance with this Agreement. If the Investor fails to obtain such protective order or other appropriate remedy to preclude the disclosure of any Confidential Information, the Investor shall only disclose that portion of the Confidential Information which the Investor is required to disclose by Law.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
PARENT:
Stallion Intermediate Corporation
By:
/s/ Ting Gu

Name:
Ting Gu

Title:
Vice President and Secretary

[Signature Page to Rollover Agreement]

INVESTOR:
Rocco A. Ortenzio Revocable Trust, DTD 8-14-2007,
As Amended
By:
/s/ Robert A. Ortenzio

Name:
Select Asset Management & Trust
Robert Nause, Secretary & Treasurer

Title:
Trustee

Address:
c/o Select Asset Management & Trust
4732 Gettysburg Road, Suite 401
Mechanicsburg, Pennsylvania 17055

Email:
bnause@samtrust.net

[Signature Page to Rollover Agreement]

Exhibit A
CONSENT OF SPOUSE
I,                  , the undersigned spouse of                   (the “Investor”), hereby acknowledge that I am aware that the Rollover Agreement, dated as of March 2, 2026, by and between Stallion Intermediate Corporation, a Delaware corporation, and my spouse imposes certain transfer obligations and restrictions on my spouse’s Rollover Shares (as defined in the Rollover Agreement). I agree that my spouse’s interest in the Rollover Shares is subject to the Rollover Agreement and the agreements to be entered into in connection therewith and any interest I may have in such Rollover Shares shall also be irrevocably bound by the Rollover Agreement and the agreements to be entered into in connection therewith and, further, that my community property interest in such Rollover Shares, if any, shall be similarly bound by the Rollover Agreement and the agreements to be entered into in connection therewith.
I am aware that the legal, financial and other matters contained in the Rollover Agreement and the agreements to be entered into in connection therewith are complex and I am encouraged to seek advice with respect thereto from independent legal and/or financial counsel. I have either sought such advice or determined after carefully reviewing the Rollover Agreement and the agreements to be entered into in connection therewith that I hereby waive such right.
Acknowledged and agreed this        day of
                  2026

Signature of Spouse
Address of Spouse:

Email of Spouse:

Annex G
EXECUTION VERSION
ROLLOVER AGREEMENT
ROLLOVER AGREEMENT, dated as of March 2, 2026 (this “Agreement”), among Stallion Intermediate Corporation, a Delaware corporation (“Parent”), and the undersigned (the “Investor”). Capitalized terms used in this Agreement but not defined herein shall have the meanings set forth in the Merger Agreement (as defined below).
WHEREAS, Parent has entered into that certain Agreement and Plan of Merger, dated as of the date hereof (as may be amended, modified or supplemented from time to time, the “Merger Agreement”), with Stallion Merger Sub Corporation, a Delaware corporation and wholly-owned direct subsidiary of Parent (“Merger Sub”), and Select Medical Holdings Corporation, a Delaware corporation (the “Company”), pursuant to which (a) at the Effective Time, Merger Sub shall be merged with and into the Company, (b) the separate corporate existence of Merger Sub shall thereupon cease and (c) the Company shall continue as the surviving corporation and a wholly owned Subsidiary of Parent (the “Merger” and, together with the other transactions contemplated by the Merger Agreement and this Agreement, collectively, the “Transactions”), upon the terms and subject to the conditions set forth therein;
WHEREAS, as of the date hereof, the Investor beneficially owns, directly or indirectly, 280,415 shares of the Company’s common stock, par value $0.001 per share (the “Company Shares” and together with any New Shares (as defined herein), the “Subject Securities”);
WHEREAS, on the terms and subject to the conditions of this Agreement, the Investor desires, at the Contribution Closing, to contribute to Parent all of its Subject Securities (the “Rollover Shares”) free and clear of any and all Liens (other than restrictions on the right to sell or otherwise dispose of such shares imposed by state and federal securities laws) in exchange for the issuance by Parent to the Investor of a number of newly issued shares of common stock of Parent equal to the number of Rollover Shares (the “Parent Exchange Interests”, such exchange, the “Rollover”);
WHEREAS, in furtherance of the foregoing, the Investor shall, contingent upon the consummation of the Transactions in accordance with the Merger Agreement, waive any and all of such Investor’s rights under the Merger Agreement to receive cash consideration (including the Merger Consideration) in exchange for the Rollover Shares in connection with the Transactions;
WHEREAS, following the Contribution Closing (as defined herein), the Rollover Shares shall be held by Parent, be unaffected by the Merger and remain issued and outstanding equity interests in the Company;
WHEREAS, for United States federal and applicable state and local income tax purposes, it is intended that the Rollover (other than with respect to the Company Restricted Shares for which a timely and valid Section 83(b) election was not made) qualifies as a contribution described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”, and such qualification, the “Intended Tax Treatment”); and
WHEREAS, the parties hereto desire to make certain agreements, representations, warranties and covenants in connection with the transactions contemplated by this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and conditions as hereinafter set forth, the parties hereto do hereby agree as follows:
I
CONTRIBUTION

1.1.   Contribution.   At the Contribution Closing, upon the terms and subject to the conditions of this Agreement, (a) the Investor hereby agrees to consummate the Rollover and (b) Parent agrees to issue to the Investor the Parent Exchange Interests pursuant to the Rollover. The Investor acknowledges that (i) such Investor will not receive any cash payment for the Rollover Shares pursuant to the Transactions and (ii) Parent Exchange Interests issued in exchange for any Rollover Shares that are Company Restricted Shares as of immediately prior to the Closing will be subject to substantially the same restrictions as were applicable to the Company Restricted Shares, including with respect to the vesting schedule applicable thereto.
1.2.   Contribution Closing.   Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section 1.3, the Rollover will take place at the time specified in Section 1.3 (the “Contribution Closing”).
1.3.   Conditions to Obligations.   The Contribution Closing will occur immediately prior to the Closing; provided that if the other transactions contemplated by the Merger Agreement to be consummated at Closing are not consummated within 48 hours of the Contribution Closing, the transactions contemplated by this Agreement shall be unwound and the Contribution Closing shall be null and void ab initio and of no further force or effect and be deemed to not have occurred.
1.4.   Contribution Closing Deliverables.   At the Contribution Closing and subject to the satisfaction of the obligations set forth in Section 1.3, the Investor shall deliver to Parent (a) duly executed stock powers, endorsed in blank, in respect of the Rollover Shares in form and substance reasonably satisfactory to Parent and (b) an Internal Revenue Service Form W-9 or Form W-8, as applicable. The Investor will, reasonably promptly after the Contribution Closing, provide Parent with information in the Investor’s possession regarding the Investor’s holding period and tax basis in the Rollover Shares.
1.5.   Tax Treatment.   Parent and the Investor will report the Rollover in a manner consistent with the Intended Tax Treatment, except as otherwise required by a final “determination” within the meaning of Section 1313(a) of the Code.
1.6.      Termination.   This Agreement shall automatically terminate if, at any time prior to the Contribution Closing, the Merger Agreement shall have been validly terminated in accordance with its terms. In the event of any termination of this Agreement as provided in this Section 1.6, this Agreement, as well as the Consent of Spouse set forth in Section 3.2, shall forthwith become wholly void and of no further force or effect (except Article IV, which shall survive such termination) and there shall be no liability on the part of any parties hereto or their respective officers or directors under this Agreement. Notwithstanding the foregoing, no party hereto shall be relieved from liability for any Willful and Material Breach of this Agreement occurring prior to the termination of this Agreement. For the avoidance of doubt, until the termination of this Agreement in accordance with this Section 1.6, the obligations of the Investor shall apply whether or not the Company Board (acting upon the Special Committee Recommendation) or the Special Committee has effected a Change of Company Recommendation.
II
REPRESENTATIONS AND WARRANTIES

2.1.   Representations and Warranties of the Investor.   The Investor represents and warrants to Parent that:
(a)   The Investor is duly organized, validly existing and in good standing under the Laws of jurisdiction of its formation and has all necessary power and authority to (i) conduct its business in the manner in which its business is currently being conducted and (ii) own and use its assets in the manner in which its assets are currently owned and used, in the case of each clauses (i) and (ii), except where the failure would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Investor’s ability to perform its obligations under this Agreement and consummate the Rollover and the transactions contemplated hereby.
(b)   The Investor has the necessary corporate power and authority to execute and deliver this Agreement and the agreements contemplated hereby and to perform the Investor’s obligations hereunder and thereunder. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly and validly authorized by all necessary corporate or other action on the part of the Investor, and no other corporate or other proceedings on the part of the Investor are necessary to authorize this Agreement and the Rollover and the transactions contemplated hereby. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly executed and delivered by the Investor and, assuming the due authorization, execution and delivery of this Agreement and the other definitive documentation, as applicable, by the other parties thereto, as applicable, this Agreement constitutes, and the other definitive documentation will constitute, the valid and binding obligation of the Investor, enforceable against the Investor in accordance with its and their terms, respectively, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(c)   The execution, delivery and performance by the Investor of this Agreement and the agreements contemplated hereby and the consummation by the Investor of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to the Investor or such Investor’s properties or assets; (ii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to the Investor or such Investor’s properties or assets; (iii) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which the Investor is a party or by which the Investor or such Investor’s properties or assets are bound; or (iv) violate any constituent or organizational documents of the Investor, except, in the case of clauses (i), (ii), (iii) and (iv), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(d)   As of immediately prior to the Contribution Closing, the Investor will hold, directly or indirectly, of record and beneficially own the Rollover Shares, free and clear of all Liens (other than any restrictions imposed by state and federal securities Laws and pursuant to this Agreement and the Merger Agreement). As of the date hereof and on the date of and immediately prior to the Contribution Closing, the Investor will not be a party to any option, warrant, purchase right or other contract or commitment (other than this Agreement, the Merger Agreement and the organizational documents of the Company) that could require, or restrict or impair the ability of, the Investor to sell, transfer or otherwise dispose of any of the Rollover Shares.
(e)   As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of the Investor, threatened against either of the Investor or any of such Investor’s assets, as applicable, and neither the Investor nor any of such Investor’s assets is the subject of any order of a Governmental Entity, in each case, other than any such action or order that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(f)   Parent Exchange Interests Unregistered.   The Investor acknowledges and represents that the Investor has been advised by Parent that:
(i)   following the consummation of the Transactions, the Parent Exchange Interests are being acquired in a transaction not involving any public offering within the meaning of the Securities Act, in reliance on an exemption therefrom, and will not be registered under the Securities Act or under any state securities Law;
(ii)   the Investor must continue to bear the economic risk of the investment in the Parent Exchange Interests unless and until the offer and sale of such Parent Exchange Interests are subsequently registered under the Securities Act and all applicable state securities Laws or an exemption from such registration is available;
(iii)   following the consummation of the Transactions, it is not anticipated that there will be any public market for the Parent Exchange Interests in the foreseeable future; and
(iv)   following the consummation of the Transactions, a notation shall be made in the appropriate records of Parent indicating that the Parent Exchange Interests are subject to restrictions on transfer.
(g)   Additional Investment Representations.
(i)   The Investor’s financial situation is such that the Investor (x) can afford to bear the economic risk of holding the Parent Exchange Interests for an indefinite period of time, (y) has adequate means for providing for the Investor’s current needs and personal contingencies and (z) can afford to suffer a complete loss of the Investor’s investment in the Parent Exchange Interests. The Investor understands that it may not be able to liquidate its investment in Parent in an emergency, if at all, and the Investor can afford a complete loss of the investment.
(ii)   The Investor’s knowledge and experience in financial and business matters are such that the Investor is capable of evaluating the merits and risks of its investment in the Parent Exchange Interests.
(iii)   The Investor has been given the opportunity to ask questions of, and to receive answers from, Parent and its representatives concerning Parent, the Rollover and the Transaction and the terms and conditions of the waiver of the Investor’s right to receive the Merger Consideration for the Rollover Shares in connection with the Transactions.
(iv)   The Investor is acquiring the Parent Exchange Interests for the Investor’s own account as principal, not as nominee or agent, for investment purposes only, not for any other person or entity and not for the purposes of resale or distribution.
(v)   The Investor understands that, following the Closing, the consolidated total indebtedness of Parent and its subsidiaries may be significantly greater than the consolidated total indebtedness of Parent prior to the Closing Date.
(vi)   The Investor is (x) an “accredited investor” within the meaning of Rule 501(a) under the Securities Act or (y) an entity in which all equity owners are “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.
(vii)   Nothing contained in this Agreement shall be deemed to obligate Parent or any of its Affiliates to employ the Investor in any capacity whatsoever or to prohibit or restrict Parent or any of its Affiliates from terminating the employment of the Investor at any time or for any reason whatsoever, with or without cause (subject to any terms of employment contained in any separate agreement between the Company or any of its Affiliates and the Investor).
2.2.   Representations and Warranties of Parent.   Parent represents and warrants to the Investor that:
(a)   Parent is duly organized, validly existing and in good standing under the Laws of the state of Delaware and has all necessary power and authority to (i) conduct its business in the manner in which its business is currently being conducted and (ii) own and use its assets in the manner in which its assets are currently owned and used, in the case of each of clauses (i) and (ii), except where the failure would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s ability to perform its obligations under this Agreement and consummate the Rollover and the transactions contemplated hereby.
(b)   Parent has the necessary legal power and authority to execute and deliver this Agreement and the agreements contemplated hereby and to perform its obligations hereunder and thereunder. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly and validly authorized by all necessary corporate action, as applicable, on the part of Parent, and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement and the Rollover and the transactions contemplated hereby. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly executed and delivered by Parent and, assuming the due authorization, execution and delivery of this Agreement and the other definitive documentation, as applicable, by the other parties thereto, as applicable, this Agreement constitutes, and the other definitive documentation will constitute, the valid and binding obligation of Parent, enforceable against Parent in accordance with its and their terms, respectively, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(c)   All of the Parent Exchange Interests to be issued to the Investor pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized and validly issued and free and clear of any Liens (other than any restrictions imposed by state and federal securities Laws and pursuant to this Agreement, the Merger Agreement, the organizational documents of Parent and any other agreement between the Investor and Parent).
(d)   The execution, delivery and performance by Parent of this Agreement and the agreements contemplated hereby and the consummation by Parent of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to Parent or its properties or assets; (ii) violate any constituent or organizational documents of Parent; (iii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to Parent or its properties or assets; or (iv) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which Parent is a party or by which Parent or its properties or assets are bound, except, in the case of clauses (i), (ii), (iii) and (iv), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(e)   As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of Parent, threatened against Parent, and Parent is not the subject of any order of a Governmental Entity, other than any such action or order that would not prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(f)   Parent was formed solely for the purpose of engaging in the Transactions and has engaged in no other business activities or operations, other than (i) as contemplated by this Agreement, the Merger Agreement and matters ancillary thereto or related to the transactions contemplated by this Agreement and the Merger Agreement (including the financing thereof) or (ii) such activities or operations that would not materially delay or materially impair the consummation of the transactions contemplated hereby.
III
OTHER COVENANTS

3.1.   Sale of Ownership Interests.   From and after the date hereof until the Closing, the Investor acknowledges and agrees that such Investor will not sell, dispose of, assign, pledge, collateralize, encumber or otherwise transfer any of such Investor’s Rollover Shares without obtaining the prior written consent of Parent.
3.2.   Consent of Spouse.   In connection with the execution of this Agreement, the Investor shall have executed and/or delivered, if applicable, a copy of the Consent of Spouse attached hereto as Exhibit A, duly executed by the Investor’s spouse, which, contingent upon the consummation of the Merger, shall be effective as of the Closing Date.
3.3.   Merger Agreement.
(a)   The Investor acknowledges and agrees that the Investor shall not make any public announcements regarding the Transactions, except as required by Law or in the Investor’s capacity as an officer or director of the Company or its Affiliates.
(b)   Except to the extent set forth in Section 1.6 hereof, none of the parties hereto or any of their respective officers, directors or Affiliates (other than the parties to the Merger Agreement to the extent set forth in the Merger Agreement) will have any liability or obligation to the other parties hereto with respect to this Agreement resulting from or arising out of any termination of the Merger Agreement or any failure to complete the Transactions with respect to the Merger Agreement, or any breach thereof by any of the parties thereto. The sole remedies of the parties hereto in such case shall be under the Merger Agreement (if any).
(c)   The Investor hereby agrees to waive, refrain from and not to commence, participate in, assist or knowingly encourage in any way, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any legal claim or Proceeding, derivative or otherwise, against the Releasees (as defined below) (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim or Proceeding seeking to enjoin or delay the Closing) and (ii) arising out of or related to the Merger Agreement (including the Merger Consideration and any claims or Proceedings alleging a breach of fiduciary duty, or any other duty, in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby (including the negotiation or entry into any such agreement)); provided, however, that nothing contained herein shall operate as a waiver or restrict the Investor from commencing, participating in, assisting or knowingly encouraging in any way, any action to assert the rights of the Investor arising under this Agreement, or any of the other agreements or documents to be entered into among the Investor, Parent or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company (including rights to indemnification and expense reimbursement under organizational documents and any applicable insurance) and any exhibits, schedules or other attachments thereto and any documentation implementing any of the terms thereof.
(d)   The Investor, on behalf of itself and each of its Affiliates and Representatives, hereby waives, releases and forever discharges (i) all appraisal rights under Section 262 of the DGCL related to the Merger and (ii) Parent, the Company and each of their respective individual, joint or mutual and past, present and future Representatives, Affiliates, stockholders, controlling persons, Subsidiaries and successors and assigns (individually, a “Releasee” and collectively, “Releasees”) from any and all Proceedings, Orders, obligations, Contracts, agreements and debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at Law and in equity, which the Investor, its Affiliates or any of their respective Representatives now has, have ever had or may hereafter have against the respective Releasees arising in connection with the Transactions; provided, however, that nothing contained herein shall operate to release any rights of the Investor arising under this Agreement or any of the other agreements or documents to be entered into among the Investor, Parent, or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company (including rights to indemnification and expense reimbursement under organizational documents and any applicable insurance). The Investor hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any Proceeding of any kind against any Releasee, based upon any matter purported to be released hereby.
(e)   The Investor acknowledges and agrees that the Parent Exchange Interests shall constitute the sole consideration that the Investor is entitled to receive in exchange for the Investor’s Rollover Shares.
3.4.   [Intentionally Omitted.]
3.5.   Agreement to Vote.   Subject to the terms of this Agreement, the Investor hereby irrevocably and unconditionally agrees that, from the date of this Agreement until the valid termination of this Agreement, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, the Investor shall (or shall cause the holder of record of the Investor’s Subject Securities to), in each case to the fullest extent that the Investor is entitled to vote the Investor’s Subject Securities thereon in the Investor’s capacity as a stockholder (a) appear (in person or by proxy) at each such meeting or otherwise cause all such Subject Securities to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) any written consents with respect to, as applicable, all of the Investor’s Subject Securities (in the Investor’s capacity as record or beneficial owner of the Subject Securities) (i) (w) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated therein, including the Merger, (x) in favor of any proposal by the Company to adjourn, recess or postpone any meeting of the stockholders of the Company to a later date that complies with Section 7.4 of the Merger Agreement, (y) in favor of any other matters necessary, presented or proposed for the transactions contemplated by the Merger Agreement, including the Merger, to be timely consummated and (z) in favor of any other matter in respect of which approval of the Company’s stockholders is expressly requested by the Company Board in connection with the Company’s stockholders’ adoption of the Merger Agreement and the approval of the transactions contemplated therein, including the Merger; (ii) against any action, agreement or transaction that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of (x) the Company, Parent or Merger Sub contained in the Merger Agreement or (y) the Investor contained in this Agreement or (B) result in any of the conditions set forth in

Article VIII of the Merger Agreement not being satisfied or result in the satisfaction of any of the conditions set forth in Article VIII of the Merger Agreement being delayed; and (iii) against any Company Acquisition Proposal or other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the transactions contemplated by the Merger Agreement, including the Merger; provided that the foregoing shall not require the Investor to vote against any Company Acquisition Proposal or any other proposal made in opposition to the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement if, prior to such vote, the Company has terminated the Merger Agreement pursuant to Section 9.3(a) of the Merger Agreement. From the date of this Agreement until the valid termination of this Agreement, the Investor shall (x) retain at all times (A) record or beneficial ownership of the Investor’s Subject Securities and (B) the right to vote its respective Subject Securities in such Investor’s sole discretion on any matters other than those set forth in this Section 3.5 that are at any time or from time to time presented for consideration to the Company’s stockholders generally and (y) not consent, in its capacity as a stockholder of the Company, to matters inconsistent with the voting obligations set forth in the preceding clauses (ii) through (iii). The obligations of the Investor specified in this Section 3.5 shall apply whether or not there has been a Change of Company Recommendation. Except as set forth in this Section 3.5, nothing in this Agreement shall limit the right of the Investor to vote in favor of, against or abstain with respect to any matter presented to the stockholders of the Company.
3.6.   New Shares; Adjustments.   Any shares of capital stock or other equity securities of the Company that are issued to, or that the Investor acquires record or beneficial ownership of, after the date of this Agreement and prior to the valid termination of this Agreement, whether pursuant to purchase, exercise, exchange or conversion of, or other transaction involving any and all options, rights or other securities (“New Shares”), shall automatically be subject to the terms and conditions of this Agreement to the same extent as if they constituted Company Shares beneficially owned by the Investor as of the date hereof. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction in the capital stock of the Company affecting the Subject Securities, the terms of this Agreement shall apply to the resulting securities and the terms “Subject Securities”, “Company Shares” and “Rollover Shares” shall be adjusted accordingly to reflect such stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction.
IV
MISCELLANEOUS

4.1.   Notices.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service (with proof of delivery), or by email (with confirmation by return email) to the respective parties hereto at the following addresses (or at such other addresses for a party as shall be specified in a notice given in accordance with this Section 4.1):
(a)   if to Parent:
Stallion Intermediate Corporation
c/o Welsh, Carson, Anderson & Stowe
599 Lexington Ave, Suite 1800
New York, NY 10022
Attention: Ting Gu
Email: TGu@wcas.com
Cravath, Swaine & Moore LLP
375 Ninth Avenue
New York, NY 10001
Attention: Minh Van Ngo
Andrew M. Wark
Email: mngo@cravath.com
awark@cravath.com
and

Ropes & Gray LLP
1211 6th Avenue
New York, NY 10036
Attention: Scott A. Abramowitz
Craig E. Marcus
Email: scott.abramowitz@ropesgray.com
craig.marcus@ropesgray.com
(b)   If to the Investor, to:
To the address set forth on the signature page hereto.
4.2.   Governing Law; Jurisdiction.
(a)   THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAWS, RULES OR PRINCIPLES THEREOF (OR ANY OTHER JURISDICTION) TO THE EXTENT THAT SUCH LAWS, RULES OR PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION.
(b)   The parties hereto irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, in the event that such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) located in New Castle County in the State of Delaware or the United States District Court for the District of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement and in respect of the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any Proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such Proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims relating to such Proceeding or transactions shall be heard and determined in such a Delaware state or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such Proceeding by sending notice in accordance with Section 4.1 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.
(c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE DOCUMENTS REFERRED TO HEREIN OR THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTEMPLATED IN THIS SECTION 4.2(c), TO ENTER INTO THIS AGREEMENT, THE AGREEMENTS CONTEMPLATED BY THE DOCUMENTS REFERRED TO HEREIN, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AS APPLICABLE.

4.3.   No Covenants.   The parties agree that the Rollover Shares are fully vested, earned, and non-forfeitable, and are not subject to any terms or conditions except as otherwise set forth in this Agreement and the Merger Agreement, except that the Rollover Shares that are Company Restricted Shares remain (and following the Contribution Closing) will remain subject to the same restrictions, including with respect to the vesting schedule.
4.4.   Successors and Assigns.   This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided that Section 3.5 shall inure to the benefit of, and be enforceable by, the Company (acting at the direction of the Special Committee).
4.5.   Limitation on Assignment.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assignable or delegable (as the case may be), in whole or in part, by operation of Law or otherwise, and any attempted or purported assignment or delegation in violation of this Section 4.5 shall be null and void; provided, however, that, subject to the requirements of applicable Law, Parent may assign all or a portion of its rights and obligations hereunder to any Affiliate; provided, further, that no such assignment shall (i) impede or delay the consummation of the transactions contemplated by this Agreement or (ii) relieve Parent of its obligations hereunder.
4.6.   Counterparts.   This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
4.7.   Interpretation.   The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement. The parties hereto have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
4.8.   Amendments and Waivers.   No amendment, modification or supplement to this Agreement shall be enforced against any party unless such amendment, modification or supplement is in writing and signed by and between Parent and the Investor. Any waiver by any party of any term of this Agreement shall not operate as or be construed to be a waiver of any other term of this Agreement. Any waiver must be in writing and signed by the party charged therewith. For the avoidance of doubt, any amendment, modification, supplement or waiver of Section 3.5 shall require the prior written consent of the Company (acting at the direction of the Special Committee).
4.9.   Entire Agreement.   This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all other prior and contemporaneous agreements, negotiations, understandings, representations and warranties, oral or written with respect to such matters.
4.10.   Severability.   The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of any other provision hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
4.11.   Specific Performance.   The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each party hereto agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in Law, equity or otherwise, including monetary damages) to seek (a) an Order of specific performance to enforce the observance and performance of such covenant or obligation and (b) an injunction restraining such breach or threatened breach. Each party hereto further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.11, and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. The parties hereto acknowledge and agree that the right of specific performance contemplated by this Section 4.11 is an integral part of the transactions contemplated hereunder, and without that right, neither Parent nor the Investor would have entered into this Agreement.
4.12.   Non-Recourse.   This Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No former, current or future officers, employees, directors, partners, equity holders, managers, members, attorneys, agents, advisors, controlling persons or other Representatives of any party hereto (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any claim or proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated by this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith. In furtherance and not in limitation of the foregoing, each party covenants, agrees and acknowledges that no recourse under this Agreement or any other agreement referenced herein or in connection with the transactions contemplated by this Agreement shall be sought or had against any Non-Recourse Party. Notwithstanding anything to the contrary herein, no party hereto hereby waives any right to enforce its rights granted hereunder or granted under any of the other agreements or documents to be entered into among the Investor, Parent or their respective Affiliates in connection with the Transactions against any other party thereto, and any exhibits, schedules, or other attachment thereto and any documentation implementing any of the terms thereof, against any other party thereto (in each case, subject to the terms and conditions thereof).
4.13.   Confidentiality.   The Investor agrees that such Investor shall not, either directly or indirectly, disclose to any Person the terms of, or the negotiations and/or considerations leading to, this Agreement and the Merger Agreement, or any other information related to the Transactions (the “Confidential Information”); provided that the term “Confidential Information” shall not include information that was, is now, or becomes generally available to the public, including in any public disclosure by Parent, its Affiliates or otherwise, other than as a result of a disclosure by the Investor in violation of this Agreement. Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall prohibit the Investor from disclosing the Confidential Information to (a) any of the Investor’s Representatives with a need to know the Confidential Information for the purposes of entry into this Agreement and as necessary in connection with tax filings, legal matters or other non-commercial purposes; provided that the Investor shall be responsible for its representatives maintaining the confidentiality of the Confidential Information pursuant to this Section 4.13, and (b) disclosures required by Law; provided that the Investor shall, to the extent reasonably practicable and legally permissible, give Parent prompt written notice of such requirement to enable Parent to seek a protective order or other appropriate remedy (at its sole expense) and/or waive compliance with this Agreement; provided, further, that (i) with respect to public disclosure required by applicable securities Laws or the rules or regulations of the New York Stock Exchange or any United States national securities exchange on which any of the Company Shares are then traded, the party making such disclosure shall use its reasonable best efforts to consult with the other parties hereto before making any such public disclosure and (ii) with respect to any other compelled disclosure, the Investor shall, to the extent reasonably practicable and legally permissible, give Parent prompt written notice of such requirement to enable Parent to seek a protective order or other appropriate remedy (at its sole expense) and/or waive compliance with this Agreement. If the Investor fails to obtain such protective order or other appropriate remedy to preclude the disclosure of any Confidential Information, the Investor shall only disclose that portion of the Confidential Information which the Investor is required to disclose by Law.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
PARENT:
Stallion Intermediate Corporation
By:
/s/ Ting Gu

Name:
Ting Gu

Title:
Vice President and Secretary

[Signature Page to Rollover Agreement]

INVESTOR:
The Robert A. Ortenzio April 2014 Trust for Bryan A. Ortenzio
By:
/s/ Robert Nause

Name:
Select Asset Management & Trust
Robert Nause, Secretary & Treasurer

Title:
Trustee

Address:
c/o Select Asset Management & Trust
4732 Gettysburg Road, Suite 401
Mechanicsburg, Pennsylvania 17055

Email:
bnause@samtrust.net

[Signature Page to Rollover Agreement]

Exhibit A
CONSENT OF SPOUSE
I,                  , the undersigned spouse of                   (the “Investor”), hereby acknowledge that I am aware that the Rollover Agreement, dated as of March 2, 2026, by and between Stallion Intermediate Corporation, a Delaware corporation, and my spouse imposes certain transfer obligations and restrictions on my spouse’s Rollover Shares (as defined in the Rollover Agreement). I agree that my spouse’s interest in the Rollover Shares is subject to the Rollover Agreement and the agreements to be entered into in connection therewith and any interest I may have in such Rollover Shares shall also be irrevocably bound by the Rollover Agreement and the agreements to be entered into in connection therewith and, further, that my community property interest in such Rollover Shares, if any, shall be similarly bound by the Rollover Agreement and the agreements to be entered into in connection therewith.
I am aware that the legal, financial and other matters contained in the Rollover Agreement and the agreements to be entered into in connection therewith are complex and I am encouraged to seek advice with respect thereto from independent legal and/or financial counsel. I have either sought such advice or determined after carefully reviewing the Rollover Agreement and the agreements to be entered into in connection therewith that I hereby waive such right.
Acknowledged and agreed this    day of
                  2026

Signature of Spouse
Address of Spouse:

Email of Spouse:

Annex H
EXECUTION VERSION
ROLLOVER AGREEMENT
ROLLOVER AGREEMENT, dated as of March 2, 2026 (this “Agreement”), among Stallion Intermediate Corporation, a Delaware corporation (“Parent”), and the undersigned (the “Investor”). Capitalized terms used in this Agreement but not defined herein shall have the meanings set forth in the Merger Agreement (as defined below).
WHEREAS, Parent has entered into that certain Agreement and Plan of Merger, dated as of the date hereof (as may be amended, modified or supplemented from time to time, the “Merger Agreement”), with Stallion Merger Sub Corporation, a Delaware corporation and wholly-owned direct subsidiary of Parent (“Merger Sub”), and Select Medical Holdings Corporation, a Delaware corporation (the “Company”), pursuant to which (a) at the Effective Time, Merger Sub shall be merged with and into the Company, (b) the separate corporate existence of Merger Sub shall thereupon cease and (c) the Company shall continue as the surviving corporation and a wholly owned Subsidiary of Parent (the “Merger” and, together with the other transactions contemplated by the Merger Agreement and this Agreement, collectively, the “Transactions”), upon the terms and subject to the conditions set forth therein;
WHEREAS, as of the date hereof, the Investor beneficially owns, directly or indirectly, 280,415 shares of the Company’s common stock, par value $0.001 per share (the “Company Shares” and together with any New Shares (as defined herein), the “Subject Securities”);
WHEREAS, on the terms and subject to the conditions of this Agreement, the Investor desires, at the Contribution Closing, to contribute to Parent all of its Subject Securities (the “Rollover Shares”) free and clear of any and all Liens (other than restrictions on the right to sell or otherwise dispose of such shares imposed by state and federal securities laws) in exchange for the issuance by Parent to the Investor of a number of newly issued shares of common stock of Parent equal to the number of Rollover Shares (the “Parent Exchange Interests”, such exchange, the “Rollover”);
WHEREAS, in furtherance of the foregoing, the Investor shall, contingent upon the consummation of the Transactions in accordance with the Merger Agreement, waive any and all of such Investor’s rights under the Merger Agreement to receive cash consideration (including the Merger Consideration) in exchange for the Rollover Shares in connection with the Transactions;
WHEREAS, following the Contribution Closing (as defined herein), the Rollover Shares shall be held by Parent, be unaffected by the Merger and remain issued and outstanding equity interests in the Company;
WHEREAS, for United States federal and applicable state and local income tax purposes, it is intended that the Rollover (other than with respect to the Company Restricted Shares for which a timely and valid Section 83(b) election was not made) qualifies as a contribution described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”, and such qualification, the “Intended Tax Treatment”); and
WHEREAS, the parties hereto desire to make certain agreements, representations, warranties and covenants in connection with the transactions contemplated by this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and conditions as hereinafter set forth, the parties hereto do hereby agree as follows:
I
CONTRIBUTION

1.1.   Contribution.   At the Contribution Closing, upon the terms and subject to the conditions of this Agreement, (a) the Investor hereby agrees to consummate the Rollover and (b) Parent agrees to issue to the Investor the Parent Exchange Interests pursuant to the Rollover. The Investor acknowledges that (i) such Investor will not receive any cash payment for the Rollover Shares pursuant to the Transactions and (ii) Parent Exchange Interests issued in exchange for any Rollover Shares that are Company Restricted Shares as of immediately prior to the Closing will be subject to substantially the same restrictions as were applicable to the Company Restricted Shares, including with respect to the vesting schedule applicable thereto.

1.2.   Contribution Closing.   Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section 1.3, the Rollover will take place at the time specified in Section 1.3 (the “Contribution Closing”).
1.3.   Conditions to Obligations.   The Contribution Closing will occur immediately prior to the Closing; provided that if the other transactions contemplated by the Merger Agreement to be consummated at Closing are not consummated within 48 hours of the Contribution Closing, the transactions contemplated by this Agreement shall be unwound and the Contribution Closing shall be null and void ab initio and of no further force or effect and be deemed to not have occurred.
1.4.   Contribution Closing Deliverables.   At the Contribution Closing and subject to the satisfaction of the obligations set forth in Section 1.3, the Investor shall deliver to Parent (a) duly executed stock powers, endorsed in blank, in respect of the Rollover Shares in form and substance reasonably satisfactory to Parent and (b) an Internal Revenue Service Form W-9 or Form W-8, as applicable. The Investor will, reasonably promptly after the Contribution Closing, provide Parent with information in the Investor’s possession regarding the Investor’s holding period and tax basis in the Rollover Shares.
1.5.   Tax Treatment.   Parent and the Investor will report the Rollover in a manner consistent with the Intended Tax Treatment, except as otherwise required by a final “determination” within the meaning of Section 1313(a) of the Code.
1.6.   Termination.   This Agreement shall automatically terminate if, at any time prior to the Contribution Closing, the Merger Agreement shall have been validly terminated in accordance with its terms. In the event of any termination of this Agreement as provided in this Section 1.6, this Agreement, as well as the Consent of Spouse set forth in Section 3.2, shall forthwith become wholly void and of no further force or effect (except Article IV, which shall survive such termination) and there shall be no liability on the part of any parties hereto or their respective officers or directors under this Agreement. Notwithstanding the foregoing, no party hereto shall be relieved from liability for any Willful and Material Breach of this Agreement occurring prior to the termination of this Agreement. For the avoidance of doubt, until the termination of this Agreement in accordance with this Section 1.6, the obligations of the Investor shall apply whether or not the Company Board (acting upon the Special Committee Recommendation) or the Special Committee has effected a Change of Company Recommendation.
II
REPRESENTATIONS AND WARRANTIES

2.1.    Representations and Warranties of the Investor.   The Investor represents and warrants to Parent that:
(a)   The Investor is duly organized, validly existing and in good standing under the Laws of jurisdiction of its formation and has all necessary power and authority to (i) conduct its business in the manner in which its business is currently being conducted and (ii) own and use its assets in the manner in which its assets are currently owned and used, in the case of each clauses (i) and (ii), except where the failure would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Investor’s ability to perform its obligations under this Agreement and consummate the Rollover and the transactions contemplated hereby.
(b)   The Investor has the necessary corporate power and authority to execute and deliver this Agreement and the agreements contemplated hereby and to perform the Investor’s obligations hereunder and thereunder. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly and validly authorized by all necessary corporate or other action on the part of the Investor, and no other corporate or other proceedings on the part of the Investor are necessary to authorize this Agreement and the Rollover and the transactions contemplated hereby. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly executed and delivered by the Investor and, assuming the due authorization, execution and delivery of this Agreement and the other definitive documentation, as applicable, by the other parties thereto, as applicable, this Agreement constitutes, and the other definitive documentation will constitute, the valid and binding obligation of the Investor, enforceable against the Investor in accordance with its and their terms, respectively, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(c)   The execution, delivery and performance by the Investor of this Agreement and the agreements contemplated hereby and the consummation by the Investor of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to the Investor or such Investor’s properties or assets; (ii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to the Investor or such Investor’s properties or assets; (iii) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which the Investor is a party or by which the Investor or such Investor’s properties or assets are bound; or (iv) violate any constituent or organizational documents of the Investor, except, in the case of clauses (i), (ii), (iii) and (iv), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(d)   As of immediately prior to the Contribution Closing, the Investor will hold, directly or indirectly, of record and beneficially own the Rollover Shares, free and clear of all Liens (other than any restrictions imposed by state and federal securities Laws and pursuant to this Agreement and the Merger Agreement). As of the date hereof and on the date of and immediately prior to the Contribution Closing, the Investor will not be a party to any option, warrant, purchase right or other contract or commitment (other than this Agreement, the Merger Agreement and the organizational documents of the Company) that could require, or restrict or impair the ability of, the Investor to sell, transfer or otherwise dispose of any of the Rollover Shares.
(e)   As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of the Investor, threatened against either of the Investor or any of such Investor’s assets, as applicable, and neither the Investor nor any of such Investor’s assets is the subject of any order of a Governmental Entity, in each case, other than any such action or order that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(f)   Parent Exchange Interests Unregistered.   The Investor acknowledges and represents that the Investor has been advised by Parent that:
(i)   following the consummation of the Transactions, the Parent Exchange Interests are being acquired in a transaction not involving any public offering within the meaning of the Securities Act, in reliance on an exemption therefrom, and will not be registered under the Securities Act or under any state securities Law;
(ii)   the Investor must continue to bear the economic risk of the investment in the Parent Exchange Interests unless and until the offer and sale of such Parent Exchange Interests are subsequently registered under the Securities Act and all applicable state securities Laws or an exemption from such registration is available;
(iii)   following the consummation of the Transactions, it is not anticipated that there will be any public market for the Parent Exchange Interests in the foreseeable future; and
(iv)   following the consummation of the Transactions, a notation shall be made in the appropriate records of Parent indicating that the Parent Exchange Interests are subject to restrictions on transfer.
(g)   Additional Investment Representations.
(i)   The Investor’s financial situation is such that the Investor (x) can afford to bear the economic risk of holding the Parent Exchange Interests for an indefinite period of time, (y) has adequate means for providing for the Investor’s current needs and personal contingencies and (z) can afford to suffer a complete loss of the Investor’s investment in the Parent Exchange Interests. The

Investor understands that it may not be able to liquidate its investment in Parent in an emergency, if at all, and the Investor can afford a complete loss of the investment.
(ii)   The Investor’s knowledge and experience in financial and business matters are such that the Investor is capable of evaluating the merits and risks of its investment in the Parent Exchange Interests.
(iii)   The Investor has been given the opportunity to ask questions of, and to receive answers from, Parent and its representatives concerning Parent, the Rollover and the Transaction and the terms and conditions of the waiver of the Investor’s right to receive the Merger Consideration for the Rollover Shares in connection with the Transactions.
(iv)   The Investor is acquiring the Parent Exchange Interests for the Investor’s own account as principal, not as nominee or agent, for investment purposes only, not for any other person or entity and not for the purposes of resale or distribution.
(v)   The Investor understands that, following the Closing, the consolidated total indebtedness of Parent and its subsidiaries may be significantly greater than the consolidated total indebtedness of Parent prior to the Closing Date.
(vi)   The Investor is (x) an “accredited investor” within the meaning of Rule 501(a) under the Securities Act or (y) an entity in which all equity owners are “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.
(vii)   Nothing contained in this Agreement shall be deemed to obligate Parent or any of its Affiliates to employ the Investor in any capacity whatsoever or to prohibit or restrict Parent or any of its Affiliates from terminating the employment of the Investor at any time or for any reason whatsoever, with or without cause (subject to any terms of employment contained in any separate agreement between the Company or any of its Affiliates and the Investor).
2.2.   Representations and Warranties of Parent.   Parent represents and warrants to the Investor that:
(a)   Parent is duly organized, validly existing and in good standing under the Laws of the state of Delaware and has all necessary power and authority to (i) conduct its business in the manner in which its business is currently being conducted and (ii) own and use its assets in the manner in which its assets are currently owned and used, in the case of each of clauses (i) and (ii), except where the failure would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s ability to perform its obligations under this Agreement and consummate the Rollover and the transactions contemplated hereby.
(b)   Parent has the necessary legal power and authority to execute and deliver this Agreement and the agreements contemplated hereby and to perform its obligations hereunder and thereunder. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly and validly authorized by all necessary corporate action, as applicable, on the part of Parent, and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement and the Rollover and the transactions contemplated hereby. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly executed and delivered by Parent and, assuming the due authorization, execution and delivery of this Agreement and the other definitive documentation, as applicable, by the other parties thereto, as applicable, this Agreement constitutes, and the other definitive documentation will constitute, the valid and binding obligation of Parent, enforceable against Parent in accordance with its and their terms, respectively, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(c)   All of the Parent Exchange Interests to be issued to the Investor pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized and validly issued and free and clear of any Liens (other than any restrictions imposed by state and federal securities Laws and pursuant to this Agreement, the Merger Agreement, the organizational documents of Parent and any other agreement between the Investor and Parent).

(d)   The execution, delivery and performance by Parent of this Agreement and the agreements contemplated hereby and the consummation by Parent of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to Parent or its properties or assets; (ii) violate any constituent or organizational documents of Parent; (iii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to Parent or its properties or assets; or (iv) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which Parent is a party or by which Parent or its properties or assets are bound, except, in the case of clauses (i), (ii), (iii) and (iv), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(e)   As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of Parent, threatened against Parent, and Parent is not the subject of any order of a Governmental Entity, other than any such action or order that would not prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(f)   Parent was formed solely for the purpose of engaging in the Transactions and has engaged in no other business activities or operations, other than (i) as contemplated by this Agreement, the Merger Agreement and matters ancillary thereto or related to the transactions contemplated by this Agreement and the Merger Agreement (including the financing thereof) or (ii) such activities or operations that would not materially delay or materially impair the consummation of the transactions contemplated hereby.
III
OTHER COVENANTS

3.1.   Sale of Ownership Interests.   From and after the date hereof until the Closing, the Investor acknowledges and agrees that such Investor will not sell, dispose of, assign, pledge, collateralize, encumber or otherwise transfer any of such Investor’s Rollover Shares without obtaining the prior written consent of Parent.
3.2.   Consent of Spouse.   In connection with the execution of this Agreement, the Investor shall have executed and/or delivered, if applicable, a copy of the Consent of Spouse attached hereto as Exhibit A, duly executed by the Investor’s spouse, which, contingent upon the consummation of the Merger, shall be effective as of the Closing Date.
3.3.   Merger Agreement.
(a)   The Investor acknowledges and agrees that the Investor shall not make any public announcements regarding the Transactions, except as required by Law or in the Investor’s capacity as an officer or director of the Company or its Affiliates.
(b)   Except to the extent set forth in Section 1.6 hereof, none of the parties hereto or any of their respective officers, directors or Affiliates (other than the parties to the Merger Agreement to the extent set forth in the Merger Agreement) will have any liability or obligation to the other parties hereto with respect to this Agreement resulting from or arising out of any termination of the Merger Agreement or any failure to complete the Transactions with respect to the Merger Agreement, or any breach thereof by any of the parties thereto. The sole remedies of the parties hereto in such case shall be under the Merger Agreement (if any).
(c)   The Investor hereby agrees to waive, refrain from and not to commence, participate in, assist or knowingly encourage in any way, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any legal claim or Proceeding, derivative or otherwise, against the Releasees (as defined below) (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim or Proceeding seeking to enjoin or delay the Closing) and (ii) arising out of or related to the Merger Agreement (including the Merger Consideration and any claims or Proceedings alleging a breach of fiduciary duty, or any other duty, in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby (including the negotiation or entry into any such agreement)); provided, however, that nothing contained herein shall operate as a waiver or restrict the Investor from commencing, participating in, assisting or knowingly encouraging in any way, any action to assert the rights of the Investor arising under this Agreement, or any of the other agreements or documents to be entered into among the Investor, Parent or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company (including rights to indemnification and expense reimbursement under organizational documents and any applicable insurance) and any exhibits, schedules or other attachments thereto and any documentation implementing any of the terms thereof.
(d)   The Investor, on behalf of itself and each of its Affiliates and Representatives, hereby waives, releases and forever discharges (i) all appraisal rights under Section 262 of the DGCL related to the Merger and (ii) Parent, the Company and each of their respective individual, joint or mutual and past, present and future Representatives, Affiliates, stockholders, controlling persons, Subsidiaries and successors and assigns (individually, a “Releasee” and collectively, “Releasees”) from any and all Proceedings, Orders, obligations, Contracts, agreements and debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at Law and in equity, which the Investor, its Affiliates or any of their respective Representatives now has, have ever had or may hereafter have against the respective Releasees arising in connection with the Transactions; provided, however, that nothing contained herein shall operate to release any rights of the Investor arising under this Agreement or any of the other agreements or documents to be entered into among the Investor, Parent, or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company (including rights to indemnification and expense reimbursement under organizational documents and any applicable insurance). The Investor hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any Proceeding of any kind against any Releasee, based upon any matter purported to be released hereby.
(e)   The Investor acknowledges and agrees that the Parent Exchange Interests shall constitute the sole consideration that the Investor is entitled to receive in exchange for the Investor’s Rollover Shares.
3.4.   [Intentionally Omitted.]
3.5.   Agreement to Vote.   Subject to the terms of this Agreement, the Investor hereby irrevocably and unconditionally agrees that, from the date of this Agreement until the valid termination of this Agreement, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, the Investor shall (or shall cause the holder of record of the Investor’s Subject Securities to), in each case to the fullest extent that the Investor is entitled to vote the Investor’s Subject Securities thereon in the Investor’s capacity as a stockholder (a) appear (in person or by proxy) at each such meeting or otherwise cause all such Subject Securities to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) any written consents with respect to, as applicable, all of the Investor’s Subject Securities (in the Investor’s capacity as record or beneficial owner of the Subject Securities) (i) (w) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated therein, including the Merger, (x) in favor of any proposal by the Company to adjourn, recess or postpone any meeting of the stockholders of the Company to a later date that complies with Section 7.4 of the Merger Agreement, (y) in favor of any other matters necessary, presented or proposed for the transactions contemplated by the Merger Agreement, including the Merger, to be timely consummated and (z) in favor of any other matter in respect of which approval of the Company’s stockholders is expressly requested by the Company Board in connection with the Company’s stockholders’ adoption of the Merger Agreement and the approval of the transactions contemplated therein, including the Merger; (ii) against any action, agreement or transaction that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of (x) the Company, Parent or Merger Sub contained in the Merger Agreement or (y) the Investor contained in this Agreement or (B) result in any of the conditions set forth in Article VIII of the Merger Agreement not being satisfied or result in the satisfaction of any of the conditions set forth in Article VIII of the Merger Agreement being delayed; and (iii) against any Company Acquisition Proposal or other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the transactions contemplated by the Merger Agreement, including the Merger; provided that the foregoing shall not require the Investor to vote against any Company Acquisition Proposal or any other proposal made in opposition to the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement if, prior to such vote, the Company has terminated the Merger Agreement pursuant to Section 9.3(a) of the Merger Agreement. From the date of this Agreement until the valid termination of this Agreement, the Investor shall (x) retain at all times (A) record or beneficial ownership of the Investor’s Subject Securities and (B) the right to vote its respective Subject Securities in such Investor’s sole discretion on any matters other than those set forth in this Section 3.5 that are at any time or from time to time presented for consideration to the Company’s stockholders generally and (y) not consent, in its capacity as a stockholder of the Company, to matters inconsistent with the voting obligations set forth in the preceding clauses (ii) through (iii). The obligations of the Investor specified in this Section 3.5 shall apply whether or not there has been a Change of Company Recommendation. Except as set forth in this Section 3.5, nothing in this Agreement shall limit the right of the Investor to vote in favor of, against or abstain with respect to any matter presented to the stockholders of the Company.
3.6.   New Shares; Adjustments.   Any shares of capital stock or other equity securities of the Company that are issued to, or that the Investor acquires record or beneficial ownership of, after the date of this Agreement and prior to the valid termination of this Agreement, whether pursuant to purchase, exercise, exchange or conversion of, or other transaction involving any and all options, rights or other securities (“New Shares”), shall automatically be subject to the terms and conditions of this Agreement to the same extent as if they constituted Company Shares beneficially owned by the Investor as of the date hereof. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction in the capital stock of the Company affecting the Subject Securities, the terms of this Agreement shall apply to the resulting securities and the terms “Subject Securities”, “Company Shares” and “Rollover Shares” shall be adjusted accordingly to reflect such stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction.
IV
MISCELLANEOUS

4.1.   Notices.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service (with proof of delivery), or by email (with confirmation by return email) to the respective parties hereto at the following addresses (or at such other addresses for a party as shall be specified in a notice given in accordance with this Section 4.1):
(a)   if to Parent:
Stallion Intermediate Corporation
c/o Welsh, Carson, Anderson & Stowe
599 Lexington Ave, Suite 1800
New York, NY 10022
Attention: Ting Gu
Email: TGu@wcas.com
Cravath, Swaine & Moore LLP
375 Ninth Avenue
New York, NY 10001
Attention: Minh Van Ngo Andrew M. Wark
Email: mngo@cravath.com
awark@cravath.com
and

Ropes & Gray LLP
1211 6th Avenue
New York, NY 10036
Attention: Scott A. Abramowitz
Craig E. Marcus
Email: scott.abramowitz@ropesgray.com
craig.marcus@ropesgray.com
(b)
If to the Investor, to:

To the address set forth on the signature page hereto.
4.2.   Governing Law; Jurisdiction.
(a)   THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAWS, RULES OR PRINCIPLES THEREOF (OR ANY OTHER JURISDICTION) TO THE EXTENT THAT SUCH LAWS, RULES OR PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION.
(b)   The parties hereto irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, in the event that such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) located in New Castle County in the State of Delaware or the United States District Court for the District of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement and in respect of the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any Proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such Proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims relating to such Proceeding or transactions shall be heard and determined in such a Delaware state or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such Proceeding by sending notice in accordance with Section 4.1 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.
(c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE DOCUMENTS REFERRED TO HEREIN OR THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTEMPLATED IN THIS SECTION 4.2(c), TO ENTER INTO THIS AGREEMENT, THE AGREEMENTS CONTEMPLATED BY THE DOCUMENTS REFERRED TO HEREIN, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AS APPLICABLE.

4.3.   No Covenants.   The parties agree that the Rollover Shares are fully vested, earned, and non-forfeitable, and are not subject to any terms or conditions except as otherwise set forth in this Agreement and the Merger Agreement, except that the Rollover Shares that are Company Restricted Shares remain (and following the Contribution Closing) will remain subject to the same restrictions, including with respect to the vesting schedule.
4.4.   Successors and Assigns.   This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided that Section 3.5 shall inure to the benefit of, and be enforceable by, the Company (acting at the direction of the Special Committee).
4.5.   Limitation on Assignment.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assignable or delegable (as the case may be), in whole or in part, by operation of Law or otherwise, and any attempted or purported assignment or delegation in violation of this Section 4.5 shall be null and void; provided, however, that, subject to the requirements of applicable Law, Parent may assign all or a portion of its rights and obligations hereunder to any Affiliate; provided, further, that no such assignment shall (i) impede or delay the consummation of the transactions contemplated by this Agreement or (ii) relieve Parent of its obligations hereunder.
4.6.   Counterparts.   This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
4.7.   Interpretation.   The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement. The parties hereto have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
4.8.   Amendments and Waivers.   No amendment, modification or supplement to this Agreement shall be enforced against any party unless such amendment, modification or supplement is in writing and signed by and between Parent and the Investor. Any waiver by any party of any term of this Agreement shall not operate as or be construed to be a waiver of any other term of this Agreement. Any waiver must be in writing and signed by the party charged therewith. For the avoidance of doubt, any amendment, modification, supplement or waiver of Section 3.5 shall require the prior written consent of the Company (acting at the direction of the Special Committee).
4.9.   Entire Agreement.   This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all other prior and contemporaneous agreements, negotiations, understandings, representations and warranties, oral or written with respect to such matters.
4.10.   Severability.   The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of any other provision hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
4.11.   Specific Performance.   The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each party hereto agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in Law, equity or otherwise, including monetary damages) to seek (a) an Order of specific performance to enforce the observance and performance of such covenant or obligation and (b) an injunction restraining such breach or threatened breach. Each party hereto further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.11, and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. The parties hereto acknowledge and agree that the right of specific performance contemplated by this Section 4.11 is an integral part of the transactions contemplated hereunder, and without that right, neither Parent nor the Investor would have entered into this Agreement.
4.12.   Non-Recourse.   This Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No former, current or future officers, employees, directors, partners, equity holders, managers, members, attorneys, agents, advisors, controlling persons or other Representatives of any party hereto (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any claim or proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated by this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith. In furtherance and not in limitation of the foregoing, each party covenants, agrees and acknowledges that no recourse under this Agreement or any other agreement referenced herein or in connection with the transactions contemplated by this Agreement shall be sought or had against any Non-Recourse Party. Notwithstanding anything to the contrary herein, no party hereto hereby waives any right to enforce its rights granted hereunder or granted under any of the other agreements or documents to be entered into among the Investor, Parent or their respective Affiliates in connection with the Transactions against any other party thereto, and any exhibits, schedules, or other attachment thereto and any documentation implementing any of the terms thereof, against any other party thereto (in each case, subject to the terms and conditions thereof).
4.13.   Confidentiality.   The Investor agrees that such Investor shall not, either directly or indirectly, disclose to any Person the terms of, or the negotiations and/or considerations leading to, this Agreement and the Merger Agreement, or any other information related to the Transactions (the “Confidential Information”); provided that the term “Confidential Information” shall not include information that was, is now, or becomes generally available to the public, including in any public disclosure by Parent, its Affiliates or otherwise, other than as a result of a disclosure by the Investor in violation of this Agreement. Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall prohibit the Investor from disclosing the Confidential Information to (a) any of the Investor’s Representatives with a need to know the Confidential Information for the purposes of entry into this Agreement and as necessary in connection with tax filings, legal matters or other non-commercial purposes; provided that the Investor shall be responsible for its representatives maintaining the confidentiality of the Confidential Information pursuant to this Section 4.13, and (b) disclosures required by Law; provided that the Investor shall, to the extent reasonably practicable and legally permissible, give Parent prompt written notice of such requirement to enable Parent to seek a protective order or other appropriate remedy (at its sole expense) and/or waive compliance with this Agreement; provided, further, that (i) with respect to public disclosure required by applicable securities Laws or the rules or regulations of the New York Stock Exchange or any United States national securities exchange on which any of the Company Shares are then traded, the party making such disclosure shall use its reasonable best efforts to consult with the other parties hereto before making any such public disclosure and (ii) with respect to any other compelled disclosure, the Investor shall, to the extent reasonably practicable and legally permissible, give Parent prompt written notice of such requirement to enable Parent to seek a protective order or other appropriate remedy (at its sole expense) and/or waive compliance with this Agreement. If the Investor fails to obtain such protective order or other appropriate remedy to preclude the disclosure of any Confidential Information, the Investor shall only disclose that portion of the Confidential Information which the Investor is required to disclose by Law.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
PARENT:
Stallion Intermediate Corporation
By:
/s/ Ting Gu

Name:
Ting Gu

Title:
Vice President and Secretary

[Signature Page to Rollover Agreement]

INVESTOR:
The Robert A. Ortenzio April 2014 Trust for Kevin M. Ortenzio
By:
/s/ Robert Nause

Name:
Select Asset Management & Trust
Robert Nause, Secretary & Treasurer

Title:
Trustee

Address:
c/o Select Asset Management & Trust
4732 Gettysburg Road, Suite 401
Mechanicsburg, Pennsylvania 17055

Email:
bnause@samtrust.net

[Signature Page to Rollover Agreement]

Exhibit A
CONSENT OF SPOUSE
I,                  , the undersigned spouse of                   (the “Investor”), hereby acknowledge that I am aware that the Rollover Agreement, dated as of March 2, 2026, by and between Stallion Intermediate Corporation, a Delaware corporation, and my spouse imposes certain transfer obligations and restrictions on my spouse’s Rollover Shares (as defined in the Rollover Agreement). I agree that my spouse’s interest in the Rollover Shares is subject to the Rollover Agreement and the agreements to be entered into in connection therewith and any interest I may have in such Rollover Shares shall also be irrevocably bound by the Rollover Agreement and the agreements to be entered into in connection therewith and, further, that my community property interest in such Rollover Shares, if any, shall be similarly bound by the Rollover Agreement and the agreements to be entered into in connection therewith.
I am aware that the legal, financial and other matters contained in the Rollover Agreement and the agreements to be entered into in connection therewith are complex and I am encouraged to seek advice with respect thereto from independent legal and/or financial counsel. I have either sought such advice or determined after carefully reviewing the Rollover Agreement and the agreements to be entered into in connection therewith that I hereby waive such right.
Acknowledged and agreed this        day of
                  2026

Signature of Spouse
Address of Spouse:

Email of Spouse:

Annex I
EXECUTION VERSION
ROLLOVER AGREEMENT
ROLLOVER AGREEMENT, dated as of March 2, 2026 (this “Agreement”), among Stallion Intermediate Corporation, a Delaware corporation (“Parent”), and the undersigned (the “Investor”). Capitalized terms used in this Agreement but not defined herein shall have the meanings set forth in the Merger Agreement (as defined below).
WHEREAS, Parent has entered into that certain Agreement and Plan of Merger, dated as of the date hereof (as may be amended, modified or supplemented from time to time, the “Merger Agreement”), with Stallion Merger Sub Corporation, a Delaware corporation and wholly-owned direct subsidiary of Parent (“Merger Sub”), and Select Medical Holdings Corporation, a Delaware corporation (the “Company”), pursuant to which (a) at the Effective Time, Merger Sub shall be merged with and into the Company, (b) the separate corporate existence of Merger Sub shall thereupon cease and (c) the Company shall continue as the surviving corporation and a wholly owned Subsidiary of Parent (the “Merger” and, together with the other transactions contemplated by the Merger Agreement and this Agreement, collectively, the “Transactions”), upon the terms and subject to the conditions set forth therein;
WHEREAS, as of the date hereof, the Investor beneficially owns, directly or indirectly, 280,415 shares of the Company’s common stock, par value $0.001 per share (the “Company Shares” and together with any New Shares (as defined herein), the “Subject Securities”);
WHEREAS, on the terms and subject to the conditions of this Agreement, the Investor desires, at the Contribution Closing, to contribute to Parent all of its Subject Securities (the “Rollover Shares”) free and clear of any and all Liens (other than restrictions on the right to sell or otherwise dispose of such shares imposed by state and federal securities laws) in exchange for the issuance by Parent to the Investor of a number of newly issued shares of common stock of Parent equal to the number of Rollover Shares (the “Parent Exchange Interests”, such exchange, the “Rollover”);
WHEREAS, in furtherance of the foregoing, the Investor shall, contingent upon the consummation of the Transactions in accordance with the Merger Agreement, waive any and all of such Investor’s rights under the Merger Agreement to receive cash consideration (including the Merger Consideration) in exchange for the Rollover Shares in connection with the Transactions;
WHEREAS, following the Contribution Closing (as defined herein), the Rollover Shares shall be held by Parent, be unaffected by the Merger and remain issued and outstanding equity interests in the Company;
WHEREAS, for United States federal and applicable state and local income tax purposes, it is intended that the Rollover (other than with respect to the Company Restricted Shares for which a timely and valid Section 83(b) election was not made) qualifies as a contribution described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”, and such qualification, the “Intended Tax Treatment”); and
WHEREAS, the parties hereto desire to make certain agreements, representations, warranties and covenants in connection with the transactions contemplated by this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and conditions as hereinafter set forth, the parties hereto do hereby agree as follows:
I
CONTRIBUTION

1.1.   Contribution.   At the Contribution Closing, upon the terms and subject to the conditions of this Agreement, (a) the Investor hereby agrees to consummate the Rollover and (b) Parent agrees to issue to the Investor the Parent Exchange Interests pursuant to the Rollover. The Investor acknowledges that (i) such Investor will not receive any cash payment for the Rollover Shares pursuant to the Transactions and (ii) Parent Exchange Interests issued in exchange for any Rollover Shares that are Company Restricted Shares as of immediately prior to the Closing will be subject to substantially the same restrictions as were applicable to the Company Restricted Shares, including with respect to the vesting schedule applicable thereto.

1.2.   Contribution Closing.   Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section 1.3, the Rollover will take place at the time specified in Section 1.3 (the “Contribution Closing”).
1.3.   Conditions to Obligations.   The Contribution Closing will occur immediately prior to the Closing; provided that if the other transactions contemplated by the Merger Agreement to be consummated at Closing are not consummated within 48 hours of the Contribution Closing, the transactions contemplated by this Agreement shall be unwound and the Contribution Closing shall be null and void ab initio and of no further force or effect and be deemed to not have occurred.
1.4.   Contribution Closing Deliverables.   At the Contribution Closing and subject to the satisfaction of the obligations set forth in Section 1.3, the Investor shall deliver to Parent (a) duly executed stock powers, endorsed in blank, in respect of the Rollover Shares in form and substance reasonably satisfactory to Parent and (b) an Internal Revenue Service Form W-9 or Form W-8, as applicable. The Investor will, reasonably promptly after the Contribution Closing, provide Parent with information in the Investor’s possession regarding the Investor’s holding period and tax basis in the Rollover Shares.
1.5.   Tax Treatment.   Parent and the Investor will report the Rollover in a manner consistent with the Intended Tax Treatment, except as otherwise required by a final “determination” within the meaning of Section 1313(a) of the Code.
1.6.   Termination.   This Agreement shall automatically terminate if, at any time prior to the Contribution Closing, the Merger Agreement shall have been validly terminated in accordance with its terms. In the event of any termination of this Agreement as provided in this Section 1.6, this Agreement, as well as the Consent of Spouse set forth in Section 3.2, shall forthwith become wholly void and of no further force or effect (except Article IV, which shall survive such termination) and there shall be no liability on the part of any parties hereto or their respective officers or directors under this Agreement. Notwithstanding the foregoing, no party hereto shall be relieved from liability for any Willful and Material Breach of this Agreement occurring prior to the termination of this Agreement. For the avoidance of doubt, until the termination of this Agreement in accordance with this Section 1.6, the obligations of the Investor shall apply whether or not the Company Board (acting upon the Special Committee Recommendation) or the Special Committee has effected a Change of Company Recommendation.
II
REPRESENTATIONS AND WARRANTIES

2.1.   Representations and Warranties of the Investor.   The Investor represents and warrants to Parent that:
(a)   The Investor is duly organized, validly existing and in good standing under the Laws of jurisdiction of its formation and has all necessary power and authority to (i) conduct its business in the manner in which its business is currently being conducted and (ii) own and use its assets in the manner in which its assets are currently owned and used, in the case of each clauses (i) and (ii), except where the failure would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Investor’s ability to perform its obligations under this Agreement and consummate the Rollover and the transactions contemplated hereby.
(b)   The Investor has the necessary corporate power and authority to execute and deliver this Agreement and the agreements contemplated hereby and to perform the Investor’s obligations hereunder and thereunder. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly and validly authorized by all necessary corporate or other action on the part of the Investor, and no other corporate or other proceedings on the part of the Investor are necessary to authorize this Agreement and the Rollover and the transactions contemplated hereby. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly executed and delivered by the Investor and, assuming the due authorization, execution and delivery of this Agreement and the other definitive documentation, as applicable, by the other parties thereto, as applicable, this Agreement constitutes, and the other definitive documentation will constitute, the valid and binding obligation of the Investor, enforceable against the Investor in accordance with its and their terms, respectively, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(c)   The execution, delivery and performance by the Investor of this Agreement and the agreements contemplated hereby and the consummation by the Investor of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to the Investor or such Investor’s properties or assets; (ii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to the Investor or such Investor’s properties or assets; (iii) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which the Investor is a party or by which the Investor or such Investor’s properties or assets are bound; or (iv) violate any constituent or organizational documents of the Investor, except, in the case of clauses (i), (ii), (iii) and (iv), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(d)   As of immediately prior to the Contribution Closing, the Investor will hold, directly or indirectly, of record and beneficially own the Rollover Shares, free and clear of all Liens (other than any restrictions imposed by state and federal securities Laws and pursuant to this Agreement and the Merger Agreement). As of the date hereof and on the date of and immediately prior to the Contribution Closing, the Investor will not be a party to any option, warrant, purchase right or other contract or commitment (other than this Agreement, the Merger Agreement and the organizational documents of the Company) that could require, or restrict or impair the ability of, the Investor to sell, transfer or otherwise dispose of any of the Rollover Shares.
(e)   As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of the Investor, threatened against either of the Investor or any of such Investor’s assets, as applicable, and neither the Investor nor any of such Investor’s assets is the subject of any order of a Governmental Entity, in each case, other than any such action or order that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(f)   Parent Exchange Interests Unregistered.   The Investor acknowledges and represents that the Investor has been advised by Parent that:
(i)   following the consummation of the Transactions, the Parent Exchange Interests are being acquired in a transaction not involving any public offering within the meaning of the Securities Act, in reliance on an exemption therefrom, and will not be registered under the Securities Act or under any state securities Law;
(ii)   the Investor must continue to bear the economic risk of the investment in the Parent Exchange Interests unless and until the offer and sale of such Parent Exchange Interests are subsequently registered under the Securities Act and all applicable state securities Laws or an exemption from such registration is available;
(iii)   following the consummation of the Transactions, it is not anticipated that there will be any public market for the Parent Exchange Interests in the foreseeable future; and
(iv)   following the consummation of the Transactions, a notation shall be made in the appropriate records of Parent indicating that the Parent Exchange Interests are subject to restrictions on transfer.
(g)   Additional Investment Representations.
(i)   The Investor’s financial situation is such that the Investor (x) can afford to bear the economic risk of holding the Parent Exchange Interests for an indefinite period of time, (y) has adequate means for providing for the Investor’s current needs and personal contingencies and (z) can afford to suffer a complete loss of the Investor’s investment in the Parent Exchange Interests. The

Investor understands that it may not be able to liquidate its investment in Parent in an emergency, if at all, and the Investor can afford a complete loss of the investment.
(ii)   The Investor’s knowledge and experience in financial and business matters are such that the Investor is capable of evaluating the merits and risks of its investment in the Parent Exchange Interests.
(iii)   The Investor has been given the opportunity to ask questions of, and to receive answers from, Parent and its representatives concerning Parent, the Rollover and the Transaction and the terms and conditions of the waiver of the Investor’s right to receive the Merger Consideration for the Rollover Shares in connection with the Transactions.
(iv)   The Investor is acquiring the Parent Exchange Interests for the Investor’s own account as principal, not as nominee or agent, for investment purposes only, not for any other person or entity and not for the purposes of resale or distribution.
(v)   The Investor understands that, following the Closing, the consolidated total indebtedness of Parent and its subsidiaries may be significantly greater than the consolidated total indebtedness of Parent prior to the Closing Date.
(vi)   The Investor is (x) an “accredited investor” within the meaning of Rule 501(a) under the Securities Act or (y) an entity in which all equity owners are “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.
(vii)   Nothing contained in this Agreement shall be deemed to obligate Parent or any of its Affiliates to employ the Investor in any capacity whatsoever or to prohibit or restrict Parent or any of its Affiliates from terminating the employment of the Investor at any time or for any reason whatsoever, with or without cause (subject to any terms of employment contained in any separate agreement between the Company or any of its Affiliates and the Investor).
2.2.   Representations and Warranties of Parent.   Parent represents and warrants to the Investor that:
(a)   Parent is duly organized, validly existing and in good standing under the Laws of the state of Delaware and has all necessary power and authority to (i) conduct its business in the manner in which its business is currently being conducted and (ii) own and use its assets in the manner in which its assets are currently owned and used, in the case of each of clauses (i) and (ii), except where the failure would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s ability to perform its obligations under this Agreement and consummate the Rollover and the transactions contemplated hereby.
(b)   Parent has the necessary legal power and authority to execute and deliver this Agreement and the agreements contemplated hereby and to perform its obligations hereunder and thereunder. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly and validly authorized by all necessary corporate action, as applicable, on the part of Parent, and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement and the Rollover and the transactions contemplated hereby. This Agreement has been, and at the Contribution Closing the other definitive documentation will be, duly executed and delivered by Parent and, assuming the due authorization, execution and delivery of this Agreement and the other definitive documentation, as applicable, by the other parties thereto, as applicable, this Agreement constitutes, and the other definitive documentation will constitute, the valid and binding obligation of Parent, enforceable against Parent in accordance with its and their terms, respectively, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(c)   All of the Parent Exchange Interests to be issued to the Investor pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized and validly issued and free and clear of any Liens (other than any restrictions imposed by state and federal securities Laws and pursuant to this Agreement, the Merger Agreement, the organizational documents of Parent and any other agreement between the Investor and Parent).

(d)   The execution, delivery and performance by Parent of this Agreement and the agreements contemplated hereby and the consummation by Parent of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to Parent or its properties or assets; (ii) violate any constituent or organizational documents of Parent; (iii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to Parent or its properties or assets; or (iv) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which Parent is a party or by which Parent or its properties or assets are bound, except, in the case of clauses (i), (ii), (iii) and (iv), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(e)   As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of Parent, threatened against Parent, and Parent is not the subject of any order of a Governmental Entity, other than any such action or order that would not prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.
(f)   Parent was formed solely for the purpose of engaging in the Transactions and has engaged in no other business activities or operations, other than (i) as contemplated by this Agreement, the Merger Agreement and matters ancillary thereto or related to the transactions contemplated by this Agreement and the Merger Agreement (including the financing thereof) or (ii) such activities or operations that would not materially delay or materially impair the consummation of the transactions contemplated hereby.
III
OTHER COVENANTS

3.1.   Sale of Ownership Interests.   From and after the date hereof until the Closing, the Investor acknowledges and agrees that such Investor will not sell, dispose of, assign, pledge, collateralize, encumber or otherwise transfer any of such Investor’s Rollover Shares without obtaining the prior written consent of Parent.
3.2.   Consent of Spouse.   In connection with the execution of this Agreement, the Investor shall have executed and/or delivered, if applicable, a copy of the Consent of Spouse attached hereto as Exhibit A, duly executed by the Investor’s spouse, which, contingent upon the consummation of the Merger, shall be effective as of the Closing Date.
3.3.   Merger Agreement.
(a)   The Investor acknowledges and agrees that the Investor shall not make any public announcements regarding the Transactions, except as required by Law or in the Investor’s capacity as an officer or director of the Company or its Affiliates.
(b)   Except to the extent set forth in Section 1.6 hereof, none of the parties hereto or any of their respective officers, directors or Affiliates (other than the parties to the Merger Agreement to the extent set forth in the Merger Agreement) will have any liability or obligation to the other parties hereto with respect to this Agreement resulting from or arising out of any termination of the Merger Agreement or any failure to complete the Transactions with respect to the Merger Agreement, or any breach thereof by any of the parties thereto. The sole remedies of the parties hereto in such case shall be under the Merger Agreement (if any).
(c)   The Investor hereby agrees to waive, refrain from and not to commence, participate in, assist or knowingly encourage in any way, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any legal claim or Proceeding, derivative or otherwise, against the Releasees (as defined below) (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim or Proceeding seeking to enjoin or delay the Closing) and (ii) arising out of or related to the Merger Agreement (including the Merger Consideration and any claims or Proceedings alleging a breach of fiduciary duty, or any other duty, in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby (including the negotiation or entry into any such agreement)); provided, however, that nothing contained herein shall operate as a waiver or restrict the Investor from commencing, participating in, assisting or knowingly encouraging in any way, any action to assert the rights of the Investor arising under this Agreement, or any of the other agreements or documents to be entered into among the Investor, Parent or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company (including rights to indemnification and expense reimbursement under organizational documents and any applicable insurance) and any exhibits, schedules or other attachments thereto and any documentation implementing any of the terms thereof.
(d)   The Investor, on behalf of itself and each of its Affiliates and Representatives, hereby waives, releases and forever discharges (i) all appraisal rights under Section 262 of the DGCL related to the Merger and (ii) Parent, the Company and each of their respective individual, joint or mutual and past, present and future Representatives, Affiliates, stockholders, controlling persons, Subsidiaries and successors and assigns (individually, a “Releasee” and collectively, “Releasees”) from any and all Proceedings, Orders, obligations, Contracts, agreements and debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at Law and in equity, which the Investor, its Affiliates or any of their respective Representatives now has, have ever had or may hereafter have against the respective Releasees arising in connection with the Transactions; provided, however, that nothing contained herein shall operate to release any rights of the Investor arising under this Agreement or any of the other agreements or documents to be entered into among the Investor, Parent, or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company (including rights to indemnification and expense reimbursement under organizational documents and any applicable insurance). The Investor hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any Proceeding of any kind against any Releasee, based upon any matter purported to be released hereby.
(e)   The Investor acknowledges and agrees that the Parent Exchange Interests shall constitute the sole consideration that the Investor is entitled to receive in exchange for the Investor’s Rollover Shares.
3.4.   [Intentionally Omitted.]
3.5.   Agreement to Vote.   Subject to the terms of this Agreement, the Investor hereby irrevocably and unconditionally agrees that, from the date of this Agreement until the valid termination of this Agreement, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, the Investor shall (or shall cause the holder of record of the Investor’s Subject Securities to), in each case to the fullest extent that the Investor is entitled to vote the Investor’s Subject Securities thereon in the Investor’s capacity as a stockholder (a) appear (in person or by proxy) at each such meeting or otherwise cause all such Subject Securities to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) any written consents with respect to, as applicable, all of the Investor’s Subject Securities (in the Investor’s capacity as record or beneficial owner of the Subject Securities) (i) (w) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated therein, including the Merger, (x) in favor of any proposal by the Company to adjourn, recess or postpone any meeting of the stockholders of the Company to a later date that complies with Section 7.4 of the Merger Agreement, (y) in favor of any other matters necessary, presented or proposed for the transactions contemplated by the Merger Agreement, including the Merger, to be timely consummated and (z) in favor of any other matter in respect of which approval of the Company’s stockholders is expressly requested by the Company Board in connection with the Company’s stockholders’ adoption of the Merger Agreement and the approval of the transactions contemplated therein, including the Merger; (ii) against any action, agreement or transaction that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of (x) the Company, Parent or Merger Sub contained in the Merger Agreement or (y) the Investor contained in this Agreement or (B) result in any of the conditions set forth in Article VIII of the Merger Agreement not being satisfied or result in the satisfaction of any of the conditions set forth in Article VIII of the Merger Agreement being delayed; and (iii) against any Company Acquisition Proposal or other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the transactions contemplated by the Merger Agreement, including the Merger; provided that the foregoing shall not require the Investor to vote against any Company Acquisition Proposal or any other proposal made in opposition to the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement if, prior to such vote, the Company has terminated the Merger Agreement pursuant to Section 9.3(a) of the Merger Agreement. From the date of this Agreement until the valid termination of this Agreement, the Investor shall (x) retain at all times (A) record or beneficial ownership of the Investor’s Subject Securities and (B) the right to vote its respective Subject Securities in such Investor’s sole discretion on any matters other than those set forth in this Section 3.5 that are at any time or from time to time presented for consideration to the Company’s stockholders generally and (y) not consent, in its capacity as a stockholder of the Company, to matters inconsistent with the voting obligations set forth in the preceding clauses (ii) through (iii). The obligations of the Investor specified in this Section 3.5 shall apply whether or not there has been a Change of Company Recommendation. Except as set forth in this Section 3.5, nothing in this Agreement shall limit the right of the Investor to vote in favor of, against or abstain with respect to any matter presented to the stockholders of the Company.
3.6.   New Shares; Adjustments.   Any shares of capital stock or other equity securities of the Company that are issued to, or that the Investor acquires record or beneficial ownership of, after the date of this Agreement and prior to the valid termination of this Agreement, whether pursuant to purchase, exercise, exchange or conversion of, or other transaction involving any and all options, rights or other securities (“New Shares”), shall automatically be subject to the terms and conditions of this Agreement to the same extent as if they constituted Company Shares beneficially owned by the Investor as of the date hereof. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction in the capital stock of the Company affecting the Subject Securities, the terms of this Agreement shall apply to the resulting securities and the terms “Subject Securities”, “Company Shares” and “Rollover Shares” shall be adjusted accordingly to reflect such stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction.
IV
MISCELLANEOUS

4.1.   Notices.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service (with proof of delivery), or by email (with confirmation by return email) to the respective parties hereto at the following addresses (or at such other addresses for a party as shall be specified in a notice given in accordance with this Section 4.1):
(a)   if to Parent:
Stallion Intermediate Corporation
c/o Welsh, Carson, Anderson & Stowe
599 Lexington Ave, Suite 1800
New York, NY 10022
Attention: Ting Gu
Email: TGu@wcas.com
Cravath, Swaine & Moore LLP
375 Ninth Avenue
New York, NY 10001
Attention: Minh Van Ngo
Andrew M. Wark
Email: mngo@cravath.com
awark@cravath.com
and

Ropes & Gray LLP
1211 6th Avenue
New York, NY 10036
Attention: Scott A. Abramowitz
Craig E. Marcus
Email: scott.abramowitz@ropesgray.com
craig.marcus@ropesgray.com
(b)   If to the Investor, to:
To the address set forth on the signature page hereto.
4.2.   Governing Law; Jurisdiction.
(a)   THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAWS, RULES OR PRINCIPLES THEREOF (OR ANY OTHER JURISDICTION) TO THE EXTENT THAT SUCH LAWS, RULES OR PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION.
(b)   The parties hereto irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, in the event that such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) located in New Castle County in the State of Delaware or the United States District Court for the District of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement and in respect of the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any Proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such Proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims relating to such Proceeding or transactions shall be heard and determined in such a Delaware state or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such Proceeding by sending notice in accordance with Section 4.1 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.
(c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE DOCUMENTS REFERRED TO HEREIN OR THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTEMPLATED IN THIS SECTION 4.2(c), TO ENTER INTO THIS AGREEMENT, THE AGREEMENTS CONTEMPLATED BY THE DOCUMENTS REFERRED TO HEREIN, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AS APPLICABLE.

4.3.   No Covenants.   The parties agree that the Rollover Shares are fully vested, earned, and non-forfeitable, and are not subject to any terms or conditions except as otherwise set forth in this Agreement and the Merger Agreement, except that the Rollover Shares that are Company Restricted Shares remain (and following the Contribution Closing) will remain subject to the same restrictions, including with respect to the vesting schedule.
4.4.   Successors and Assigns.   This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided that Section 3.5 shall inure to the benefit of, and be enforceable by, the Company (acting at the direction of the Special Committee).
4.5.   Limitation on Assignment.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assignable or delegable (as the case may be), in whole or in part, by operation of Law or otherwise, and any attempted or purported assignment or delegation in violation of this Section 4.5 shall be null and void; provided, however, that, subject to the requirements of applicable Law, Parent may assign all or a portion of its rights and obligations hereunder to any Affiliate; provided, further, that no such assignment shall (i) impede or delay the consummation of the transactions contemplated by this Agreement or (ii) relieve Parent of its obligations hereunder.
4.6.   Counterparts.   This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
4.7.   Interpretation.   The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement. The parties hereto have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
4.8.   Amendments and Waivers.   No amendment, modification or supplement to this Agreement shall be enforced against any party unless such amendment, modification or supplement is in writing and signed by and between Parent and the Investor. Any waiver by any party of any term of this Agreement shall not operate as or be construed to be a waiver of any other term of this Agreement. Any waiver must be in writing and signed by the party charged therewith. For the avoidance of doubt, any amendment, modification, supplement or waiver of Section 3.5 shall require the prior written consent of the Company (acting at the direction of the Special Committee).
4.9.   Entire Agreement.   This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all other prior and contemporaneous agreements, negotiations, understandings, representations and warranties, oral or written with respect to such matters.
4.10.   Severability.   The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of any other provision hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
4.11.   Specific Performance.   The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each party hereto agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in Law, equity or otherwise, including monetary damages) to seek (a) an Order of specific performance to enforce the observance and performance of such covenant or obligation and (b) an injunction restraining such breach or threatened breach. Each party hereto further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.11, and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. The parties hereto acknowledge and agree that the right of specific performance contemplated by this Section 4.11 is an integral part of the transactions contemplated hereunder, and without that right, neither Parent nor the Investor would have entered into this Agreement.
4.12.   Non-Recourse.   This Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No former, current or future officers, employees, directors, partners, equity holders, managers, members, attorneys, agents, advisors, controlling persons or other Representatives of any party hereto (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any claim or proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated by this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith. In furtherance and not in limitation of the foregoing, each party covenants, agrees and acknowledges that no recourse under this Agreement or any other agreement referenced herein or in connection with the transactions contemplated by this Agreement shall be sought or had against any Non-Recourse Party. Notwithstanding anything to the contrary herein, no party hereto hereby waives any right to enforce its rights granted hereunder or granted under any of the other agreements or documents to be entered into among the Investor, Parent or their respective Affiliates in connection with the Transactions against any other party thereto, and any exhibits, schedules, or other attachment thereto and any documentation implementing any of the terms thereof, against any other party thereto (in each case, subject to the terms and conditions thereof).
4.13.   Confidentiality.   The Investor agrees that such Investor shall not, either directly or indirectly, disclose to any Person the terms of, or the negotiations and/or considerations leading to, this Agreement and the Merger Agreement, or any other information related to the Transactions (the “Confidential Information”); provided that the term “Confidential Information” shall not include information that was, is now, or becomes generally available to the public, including in any public disclosure by Parent, its Affiliates or otherwise, other than as a result of a disclosure by the Investor in violation of this Agreement. Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall prohibit the Investor from disclosing the Confidential Information to (a) any of the Investor’s Representatives with a need to know the Confidential Information for the purposes of entry into this Agreement and as necessary in connection with tax filings, legal matters or other non-commercial purposes; provided that the Investor shall be responsible for its representatives maintaining the confidentiality of the Confidential Information pursuant to this Section 4.13, and (b) disclosures required by Law; provided that the Investor shall, to the extent reasonably practicable and legally permissible, give Parent prompt written notice of such requirement to enable Parent to seek a protective order or other appropriate remedy (at its sole expense) and/or waive compliance with this Agreement; provided, further, that (i) with respect to public disclosure required by applicable securities Laws or the rules or regulations of the New York Stock Exchange or any United States national securities exchange on which any of the Company Shares are then traded, the party making such disclosure shall use its reasonable best efforts to consult with the other parties hereto before making any such public disclosure and (ii) with respect to any other compelled disclosure, the Investor shall, to the extent reasonably practicable and legally permissible, give Parent prompt written notice of such requirement to enable Parent to seek a protective order or other appropriate remedy (at its sole expense) and/or waive compliance with this Agreement. If the Investor fails to obtain such protective order or other appropriate remedy to preclude the disclosure of any Confidential Information, the Investor shall only disclose that portion of the Confidential Information which the Investor is required to disclose by Law.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
PARENT:
Stallion Intermediate Corporation
By:
/s/ Ting Gu

Name:
Ting Gu

Title:
Vice President and Secretary

[Signature Page to Rollover Agreement]

INVESTOR:
The Robert A. Ortenzio April 2014 Trust for Madeline G. Ortenzio
By:
/s/ Robert Nause

Name:
Select Asset Management & Trust
Robert Nause, Secretary & Treasurer

Title:
Trustee

Address:
c/o Select Asset Management & Trust
4732 Gettysburg Road, Suite 401
Mechanicsburg, Pennsylvania 17055

Email:
bnause@samtrust.net

[Signature Page to Rollover Agreement]

Exhibit A
CONSENT OF SPOUSE
I,                  , the undersigned spouse of                   (the “Investor”), hereby acknowledge that I am aware that the Rollover Agreement, dated as of March 2, 2026, by and between Stallion Intermediate Corporation, a Delaware corporation, and my spouse imposes certain transfer obligations and restrictions on my spouse’s Rollover Shares (as defined in the Rollover Agreement). I agree that my spouse’s interest in the Rollover Shares is subject to the Rollover Agreement and the agreements to be entered into in connection therewith and any interest I may have in such Rollover Shares shall also be irrevocably bound by the Rollover Agreement and the agreements to be entered into in connection therewith and, further, that my community property interest in such Rollover Shares, if any, shall be similarly bound by the Rollover Agreement and the agreements to be entered into in connection therewith.
I am aware that the legal, financial and other matters contained in the Rollover Agreement and the agreements to be entered into in connection therewith are complex and I am encouraged to seek advice with respect thereto from independent legal and/or financial counsel. I have either sought such advice or determined after carefully reviewing the Rollover Agreement and the agreements to be entered into in connection therewith that I hereby waive such right.
Acknowledged and agreed this        day of
                  2026

Signature of Spouse
Address of Spouse:

Email of Spouse:

Annex J
EXECUTION VERSION
INTERIM INVESTORS AGREEMENT
This INTERIM INVESTORS AGREEMENT (this “Agreement”) is made as of March 2, 2026 by and among Stallion Intermediate Corporation, a Delaware corporation (“Parent”), Stallion MergerSub Corporation, a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), WCAS XIV, L.P., a Delaware limited partnership (the “WCAS Investor”), Mr. Robert A. Ortenzio, a United States citizen (“Mr. Ortenzio”), and Mr. Martin F. Jackson, a United States citizen (“Mr. Jackson” and, together with Mr. Ortenzio, the “Management Parties”; the WCAS Investor and the Management Parties are collectively referred to herein as the “Investors”).
RECITALS
1.   On November 24, 2025, Mr. Ortenzio submitted an indication of interest to the board of directors of Select Medical Holdings Corp., a Delaware corporation (the “Company”), pursuant to which Mr. Ortenzio proposed to acquire all of the issued and outstanding shares of common stock of the Company not already owned by the Management Parties and certain other parties related thereto.
2.   On the date hereof, the Company, Parent and Merger Sub have entered into an Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and this Agreement, the “Merger Agreement”), pursuant to which (a) at the Effective Time, Merger Sub shall be merged with and into the Company, (b) the separate corporate existence of Merger Sub shall thereupon cease and (c) the Company shall continue as the surviving corporation and a direct wholly owned Subsidiary of Parent (the “Merger”), upon the terms and subject to the conditions set forth therein.
3.   On the date hereof and concurrently with the execution and delivery of the Merger Agreement, the WCAS Investor has entered into an equity commitment letter in favor of Parent (as may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and this Agreement, the “Equity Commitment Letter”), pursuant to which the WCAS Investor has agreed, subject to the terms and conditions set forth therein, to contribute to or invest in Parent an Equity Commitment as set forth therein.
4.   On the date hereof and concurrently with the execution and delivery of the Merger Agreement, each Management Party has entered into a rollover agreement with Parent (as may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Rollover Agreements”), pursuant to which (a) each Management Party shall contribute to Parent certain Rollover Shares held by such Management Party in exchange for the issuance by Parent to the Management Party of a number of newly issued shares of common stock of Parent as set forth in each applicable Rollover Agreement and (b) such Management Party shall be deemed to have waived any and all rights under the Merger Agreement to receive the Merger Consideration in exchange for such Rollover Shares.
5.   On the date hereof and concurrently with the execution and delivery of the Merger Agreement, the WCAS Investor has entered into a limited guaranty in favor of the Company (as may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Limited Guarantee” and, together with the Merger Agreement, the Equity Commitment Letter, the Rollover Agreements and the other agreements, instruments and documents contemplated hereby and thereby, the “Transaction Documents”), pursuant to which the WCAS Investor has agreed, subject to the terms and conditions set forth therein, to guarantee certain obligations of Parent under the Merger Agreement.
6.   The Investors, Parent, and Merger Sub wish to agree to certain terms and conditions that will govern certain actions of Parent and Merger Sub and the relationship among the Investors with respect to the Merger Agreement, the Equity Commitment Letter, the Rollover Agreements, the Limited Guarantee and the other Transaction Documents and the transactions contemplated by each of the foregoing.

AGREEMENT
Therefore, Parent, Merger Sub and each Investor hereby agree as follows:
1.   EFFECTIVENESS; DEFINITIONS.
1.1.   Effectiveness.   This Agreement is effective on the date hereof and shall terminate (except with respect to Section 1.1, Section 1.2, Section 2.6, Section 2.11, Section 3 and Section 4, all of which shall survive the termination of this Agreement in accordance with the terms hereof) upon the earliest to occur of (a) the Closing and (b) the termination of the Merger Agreement in accordance with its terms; provided, that any liability for failure to comply with the terms of this Agreement, and any and all accrued rights and benefits prior to such termination, shall survive such termination.
1.2.   Definitions; Interpretation.   Capitalized terms used in this Agreement shall have the meanings given to them in this Agreement or, if not defined herein, in the Merger Agreement. As used in this Agreement, (a) whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation” and (b) the term “or” is not exclusive and has the meaning represented by the phrase “and/or”. The section headings of this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. The parties hereto have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by Parent, Merger Sub and the Investors, and no presumption or burden of proof shall arise favoring or disfavoring Parent, Merger Sub or any Investor by virtue of the authorship of any provision of this Agreement.
2.   AGREEMENTS AMONG THE INVESTORS.
2.1.   Actions Under the Merger Agreement.   Subject to the other terms of this Agreement (including Section 2.2, Section 2.3, and Section 2.10 and this Section 2.1), the Investors hereby agree that Parent, acting at the direction of the WCAS Investor, shall be authorized to take or refrain from taking, and may cause Merger Sub to take or refrain from taking, any action, with respect to the Merger Agreement, the other Transaction Documents and the transactions contemplated thereby (the “Transactions”); provided, that (a) in no event shall Parent or Merger Sub (i) amend, supplement or modify the Merger Agreement in a manner adverse to any Investor in any material respect (including in a manner that increases the aggregate Merger Consideration or increases any Investor’s liability with respect to the Merger Agreement) without the consent of each Investor affected thereby (such consent not to be unreasonably withheld, conditioned or delayed) or (ii) waive the condition to Closing set forth in Section 8.2(c) of the Merger Agreement (Company Material Adverse Effect) (the “MAE Closing Condition”) without the consent of each Investor and (b) Parent and Merger Sub shall, to the extent reasonably practicable and at the direction of the WCAS Investor, consult with each Investor prior to the taking of or refraining from taking any material action under the Merger Agreement (including, for the avoidance of doubt, amending, supplementing or modifying the Merger Agreement in a manner adverse to any Investor) and shall consider each Investor’s views in good faith. Each Investor shall keep each other Investor regularly informed of any material developments or material discussions of which such Investor, Parent or Merger Sub (as applicable) is aware or in which such Investor, Parent or Merger Sub, as applicable, participates, respectively relating to the Merger Agreement or the Transactions, the Company or its business from the date hereof and until Closing (it being agreed that the failure to so consult or inform shall not relieve any Investor of its obligations hereunder). Without limiting the foregoing or Section 2.10, Parent, acting at the direction of the WCAS Investor, shall make all determinations as to all actions and decisions with respect to the Merger Agreement and the other Transaction Documents, as applicable, including any actions or decisions necessary for Parent or Merger Sub to comply with its obligations, satisfy its closing conditions or exercise its rights with respect to the Merger Agreement and the other Transaction Documents. In furtherance of the foregoing, the parties hereto agree that Parent, acting at the direction of the WCAS Investor after consultation with the Management Parties and without limitation, may (A) other than with respect to the MAE Closing Condition, determine whether or not any of the closing conditions specified in Section 8.1 or Section 8.2 of the Merger Agreement have been satisfied (collectively, the “Closing Conditions”), (B) waive compliance with any of the covenants, agreements or Closing Conditions (other than the MAE Closing Condition) contained in the Merger Agreement or the conditions to Parent’s obligations under any of the other Transaction Documents, (C) except as otherwise expressly provided in this Section 2.1 and Section 2.3, amend or modify the Merger Agreement or the other Transaction Documents, (D) except as expressly provided in Section 2.10, control, direct and settle any Proceeding arising in connection with the Transactions (including amending or modifying the Merger Agreement or other Transaction Documents in connection therewith); provided that Parent, acting at the direction of the WCAS Investor, shall not have the right to settle or resolve any Proceeding arising in connection with the Transactions without the consent of each Investor (such consent not to be unreasonably withheld, conditioned or delayed), except to the extent any such settlement does not include an admission of liability or wrongdoing on the part of any such Investor and imposes only the payment of monetary damages on Parent for which no Investor may be personally liable, (E) subject to the terms of Section 2.2 and Section 2.3, negotiate the terms of the Debt Financing, the Equity Financing and any of the ancillary agreement or arrangement contemplated by the Merger Agreement, (F) determine to close the transactions contemplated by the Merger Agreement and (G) exercise Parent’s rights to terminate the Merger Agreement or the other Transaction Documents in accordance with the terms thereof.
2.2.   Actions with respect to Debt Financing.   Parent shall have the authority to take or refrain from taking any action on or prior to the Closing Date with respect to the Debt Financing, including to (a) negotiate definitive agreements relating to the Debt Financing required to consummate the Transactions and (b) arrange for and market the Debt Financing, including in respect of the permanent financing contemplated thereby and agreeing to the financial terms of such financing on terms consistent with the Debt Commitment Letter or on such additional or modified terms as Parent shall determine (collectively, the “Debt Financing Documents”); provided that, (i) Parent, acting at the direction of the WCAS Investor, and each Investor shall provide the other Investors with reasonably prompt updates on the status of the efforts to obtain the Debt Financing and enter into any related definitive documentation and shall keep each other Investor reasonably informed of any proposed material changes to or material developments or material discussions of which Parent or such Investor is aware with respect to the Debt Financing (it being agreed, however, that the failure to provide such updates or information shall not relieve any Investor of its obligations under this Agreement, including Section 2.3, or the Equity Commitment Letter), (ii) Parent, acting at the direction of the WCAS Investor, shall not amend or otherwise modify the Debt Commitment Letter if such amendment would disproportionately and adversely affect any Investor in a material manner without the prior written consent of such Investor (not to be unreasonably withheld, conditioned or delayed) and (iii) Parent, acting at the direction of the WCAS Investor, will not enter into any Debt Financing Document without the prior written consent of each Management Party (not to be unreasonably withheld, conditioned or delayed).
2.3.   Actions with respect to Equity Financing.   The WCAS Investor hereby affirms and agrees that it has executed an Equity Commitment Letter as of the date hereof and is bound by the provisions set forth in the Equity Commitment Letter. The WCAS Investor agrees that it will comply with its obligations under the Equity Commitment Letter and use its reasonable best efforts, subject to the terms and conditions of this Agreement and the Merger Agreement, to cause Parent to comply with its obligations under Section 7.13 of the Merger Agreement related to the Equity Financing. Each of the Investors hereby acknowledges and agrees that the equity securities of Parent that the WCAS Investor purchases at the Closing pursuant to its Equity Commitment shall be ascribed the same per share value as the Rollover Shares issued to the Management Investors at Closing (being the Merger Consideration per Rollover Share).
2.4.   [Reserved.]
2.5.   Notice of Closing; Other Notices.   (a) Parent, acting at the direction of the WCAS Investor, shall provide each Investor with not less than 5 Business Days’ prior written notice of the Closing Date and (b) Parent, acting at the direction of the WCAS Investor, and each Investor shall use commercially reasonable efforts to notify each other Investor of any other material developments with respect to the Merger Agreement or the Transaction within two Business Days of Parent, Merger Sub or such Investor (as applicable) becoming aware of such development; provided, that the failure to provide such notice shall not relieve any Investor of its obligations under this Agreement, including Section 2.3, or the Equity Commitment Letter, as applicable.
2.6.   Expense Reimbursement.
(a)   In the event the Transactions are consummated, and unless otherwise specified in this Agreement or an advisor agreement for which any Investors have a joint engagement letter, and without duplication of any expense reimbursement under the Equity Commitment Letter or any Rollover

Agreement, Parent shall, and the Investors shall cause Parent or its applicable designee to, reimburse all reasonable and documented out-of-pocket expenses of the Investors incurred in conducting diligence, the negotiation, execution and delivery of the Merger Agreement, the Equity Commitment Letter, the Limited Guarantee, the Rollover Agreements, this Agreement and any other Transaction Documents and otherwise in connection with the Transactions or their respective investment in Parent, including filing fees and fees and expenses of consultants, lawyers and tax, financial and accounting advisors and a resource group services fee payable to an affiliate of the WCAS Investor in an amount equal to $11 million (collectively, the “Transaction Expenses”). In the event that the Merger Agreement is terminated in accordance with the terms thereof, then (x) each Investor shall bear its own Transaction Expenses but in no event shall any Investor have any obligation or liability with respect to any Transaction Expenses of any other Investor and (y) the WCAS Investor shall be responsible for the fees and expenses incurred or paid by Parent.
(b)   In the event that the Merger Agreement is terminated in accordance with the terms thereof and the Company Termination Fee is payable by the Company or any of its Affiliates or Subsidiaries to Parent or any of its designees pursuant to the Merger Agreement, or any other amounts other than the Company Termination Fee are payable to, or at the direction of or to the designees of, Parent or Merger Sub under or with respect to the Merger Agreement, such payment shall be applied (i) first, to pay or reimburse each Investor for its Transaction Expenses in proportion to its respective Funding Percentage, (ii) second, to the extent of any excess amount after the payment or reimbursement described in clause (i) hereof, to pay any remaining Transaction Expenses and (iii) third, to the extent of any excess amount after the payment or reimbursement described in clauses (i) and (ii) hereof, to each Investor in proportion to its Funding Percentage.
2.7.   Representations, Warranties and Covenants of Each Investor.   Each Investor hereby represents and warrants and covenants (as applicable), severally and not jointly, as of the date hereof and as of the Closing Date, that:
(a)   (i) solely with respect to the WCAS Investors, as of the date hereof, the WCAS Investor has, and at the Closing will have, sufficient cash, available lines of credit, unfunded capital commitments or other sources of immediately available funds to fulfill the WCAS Investor’s obligations hereunder and under the Equity Commitment Letter and the Limited Guarantee in accordance with the terms and subject to the conditions set forth herein and therein; (ii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action and (if such Investor is an entity) do not contravene any provision of such Investor’s charter, partnership agreement, operating agreement or similar organizational documents or any Law or contractual restriction binding on such Investor or its assets; (iii) all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Entity necessary for the due execution, delivery and performance of this Agreement by such Investor (other than those contemplated by the Merger Agreement) have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Entity is required in connection with the execution, delivery or performance of this Agreement; and (iv) this Agreement constitutes a legal, valid and binding obligation of such Investor enforceable against such Investor in accordance with its terms, subject to (1) applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights and remedies generally and (2) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in an action at law or in equity).
(b)   Such Investor has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of acquiring the equity interests of the Company, including the risk that such Investor could lose the entire value of the equity interests of the Company, and has so evaluated the merits and risks of such purchase. Such Investor has been given access to the kind of information and the documents concerning the Company and has been afforded the opportunity to ask questions of, and to receive answers from, Parent and the Company regarding Parent, the Company and their respective subsidiaries (in each case, to the extent Parent possess such information). Such Investor has received all information which it believes to be necessary in order to reach an informed decision as to the advisability of acquiring the equity interests of the Company and has had answered to the Investor’s reasonable satisfaction any and all questions regarding such information. Such Investor has made such independent investigation of Parent, the Company, each of their management and related matters as such Investor deems to be necessary or advisable in connection with the acquisition of the equity interests of the Company and is able to bear the economic and financial risk of acquiring the equity interests of the Company (including the risk that such Investor could lose the entire value of the equity interests of the Company). Such Investor did not make a decision to acquire the equity interests of the Company as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any general solicitation of a subscription of the equity interests of the Company by a person not previously known to such Investor. Such Investor acknowledges that neither Parent, the Company nor any of their respective Affiliates has rendered or will render any securities valuation advice or other advice to such Investor, and such Investor is not agreeing to acquire the equity interests of the Company in reliance upon, or with the expectation of, any such advice.
(c)   Solely with respect to the Investors, except for (i) customary confidentiality agreements entered into by and among the Investors or their Affiliates, or among any Portfolio Company affiliated with such Investor and the Company or their Affiliates, (ii) any employment, compensation or benefits agreement or arrangement or director or officer indemnification agreement with the Company or their Affiliates, (iii) with respect to the WCAS Investor, a resource group services agreement to be entered into at the Closing with an affiliate of the WCAS Investor in form and substance reasonably satisfactory to each Management Investor and (iv) any agreement, arrangement or understanding entered into by such Investor with any other Investor or such other Investor’s Affiliates that has been expressly disclosed to the Investors and Parent in writing prior to the date hereof, neither it nor any of its Affiliates has entered into (or agreed to enter into) or, prior to the termination of this Agreement pursuant to Section 1.1, will enter into (or agree to enter into), any agreement, arrangement or understanding with any of the Company or any Affiliate thereof, any other Investor or any other potential investor, acquiror or group of potential investors or acquirors or Parent or any of its Subsidiaries, in each case, with respect to the subject matter of this Agreement, the Merger Agreement or the Transactions or with respect to acquiring any portion of the assets of the Company or any of its Subsidiaries other than this Agreement, any Transaction Document and any agreement contemplated by this Agreement.
(d)   Each Investor specifically understands and agrees that no Investor has made or will make any representation or warranty with respect to the terms, value or any other aspect of the transactions contemplated hereby, and each Investor explicitly disclaims any warranty, express or implied, with respect to such matters. In addition, each Investor specifically acknowledges, represents and warrants that it is not relying on any other Investor (i) for its due diligence concerning, or evaluation of, Parent, the Company or their respective assets or businesses, (ii) for its decision with respect to making any investment contemplated hereby or (iii) with respect to tax and other economic considerations involved in such investment.
(e)   Subject to the other terms of this Agreement and the Transaction Documents, as applicable, that expressly limit an Investor’s obligations to consummate the Transactions, each Investor shall assist and cooperate in all commercially reasonable respects with the other parties hereto in doing all things necessary, proper or advisable to consummate and make effective the Transactions. Without limiting the generality of the foregoing, the Investors shall cooperate in good faith and use their reasonable best efforts to (i) agree upon the final structure for implementation of the Transactions (including the Rollover) and for the Investors’ indirect ownership of the Company after the Closing, (ii) negotiate and, at the Closing, enter into customary definitive equityholder and governance documentation with respect to their indirect ownership of the Company after the Closing and (iii) take such other actions as are reasonably necessary or advisable to implement such final structure and consummate the Transactions accordingly, including entering into any additional agreements or documents and amending existing agreements (including the Rollover Agreements).
(f)   The information supplied or to be supplied by or on behalf of such Investor to be contained in or incorporated by reference in the Proxy Statement or the Schedule 13e-3 to be filed by the Company with the SEC will not, on the date the Proxy Statement and the Schedule 13e-3 is first mailed to stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing sentence, no representation or warranty is made by such Investor with respect to any information or statement made or incorporated by reference in the Proxy Statement or the Schedule 13e-3 that was not supplied by or on behalf of such Investor for use therein.
2.8.   Representations and Warranties of Parent, and Merger Sub.
(a)   Each of Parent and Merger Sub hereby represents and warrants as of the date hereof, that (i) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action and do not contravene any provision of Parent’s or Merger Sub’s limited partnership agreement, charter, bylaws or similar organizational documents or any Law or contractual restriction binding on such party or its assets; and (ii) this Agreement constitutes a legal, valid and binding obligation of each of Parent and Merger Sub enforceable against such party in accordance with its terms, subject to (1) applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights and remedies generally and (2) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in an action at law or in equity). Except as permitted under Section 2.2 and Section 2.3, neither Parent nor any of its subsidiaries (including Merger Sub) has entered into (or agreed to enter into) or, prior to the termination of this Agreement pursuant to Section 1.1, will enter into (or agree to enter into), any agreement, arrangement or understanding with any of the Investors or any other potential investor, acquiror or group of potential investors or acquirors, in each case with respect to the subject matter of this Agreement, the Merger Agreement or the Transactions or with respect to acquiring any portion of the assets of the Company or any of its subsidiaries other than this Agreement, the Merger Agreement, the Equity Commitment Letter and the Rollover Agreements and any agreement contemplated by this Agreement.
2.9.   Exclusivity.   From the date hereof until the termination of the Merger Agreement in accordance with its terms, other than transfers and assignments that are made in accordance with this Agreement, the Equity Commitment Letter and the Rollover Agreements, as applicable, no Investor and none of such Investor’s Affiliates shall enter into any agreement, arrangement or understanding with any other potential investor or acquiror or group of investors or acquirors or the Company or any of their respective representatives or Affiliates (i) with respect to the subject matter of this Agreement and the Merger Agreement or any other similar transaction involving the Company or any of its subsidiaries (including any transaction that involves a material portion of the assets of the Company or any of its subsidiaries) or (ii) that shall constitute a Company Acquisition Proposal under the Merger Agreement.
2.10.   Efforts.
(a)   Subject to the terms and conditions set forth in this Agreement and the Merger Agreement, each of the Investors shall cooperate with the other Investors, Parent and Merger Sub and use (and shall cause its Subsidiaries to use) its reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under this Agreement and applicable Laws to enable Parent to comply with its obligations under Section 7.5 of the Merger Agreement, including, subject to the provisions of this Section 2.10 and the Merger Agreement, furnishing as promptly as reasonably practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as reasonably practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party or any Governmental Entity, in each case, that are required to be obtained or made by the Company, Parent, Merger Sub or their respective Affiliates, in order to consummate the Merger or any of the other transactions contemplated by the Merger Agreement, including the Company Approvals and clearance under the HSR Act. Subject to applicable Laws (including relating to the exchange of information) and the terms of the Merger Agreement, Parent, at the direction of the WCAS Investor, shall have the right to direct all matters with any Governmental Entity consistent with its obligations under the Merger Agreement.
(b)   Subject to applicable Law and the terms of the Merger Agreement, each Investor shall, upon request by Parent, acting at the direction of the WCAS Investor, furnish Parent as promptly as reasonably practicable with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy

Statement, the Schedule 13e-3 or any other statement, filing, notice or application made by or on behalf of Parent, the Company or any of their Subsidiaries to any third party or any Governmental Entity pursuant to the Merger Agreement or in connection with the Merger or the other transactions contemplated by the Merger Agreement.
(c)   Subject to applicable Laws and the terms of the Merger Agreement and as required by any Governmental Entity, Parent, acting at the direction of the WCAS Investor, shall keep each Investor apprised of the status of matters relating to completion of the transactions contemplated by the Merger Agreement, including promptly notifying the Investors of any substantive or material communication with any other Governmental Entity and promptly furnishing the Investors with copies of notices or other communications received by Parent, Merger Sub or the Company, as the case may be, or any of Parent’s Subsidiaries, from any third party or any Governmental Entity with respect to the Mergers and the other transactions contemplated by the Merger Agreement. Upon actual knowledge of any change, fact or condition that constitutes a Company Material Adverse Effect, any material delay or impairment of the ability of the parties thereto to consummate the Merger and the other transactions contemplated by the Merger Agreement or of any failure of any condition to Parent’s obligations to effect the Merger, each Investor shall give notice to each other Investor as promptly as reasonably practicable. None of the Investors shall, and shall not permit any of its officers or any other representatives or agents to, participate in any meeting, telephone call, or discussion with any Governmental Entity in respect of any filings, investigation or other inquiry relating to the transactions contemplated by the Merger Agreement unless it consults with Parent and the other Investors in advance.
(d)   The Investors shall not take any action inconsistent with their obligations under this Agreement that would reasonably be expected to materially hinder or delay the consummation of the Transactions; provided, that it is understood and agreed that the foregoing shall in no event apply to any actions of any Affiliate of any Investor (including any Subsidiary of any Investor or any equity interest of such Subsidiary) or any Portfolio Company of any Investor, other than, in each case, Parent, the Company or any of their respective Subsidiaries, as applicable. The Investors, Parent and Merger Sub shall cooperate in good faith with the other Investors, Parent, Merger Sub and the Company in connection with the obligations set forth in this Section 2.10.
2.11.   Indemnification.   In the event that the Merger is consummated in accordance with the terms of the Merger Agreement, from and after the Closing and to the fullest extent permitted by applicable Law, the Investors shall cause Parent and its Subsidiaries to indemnify and hold harmless, and advance expenses when and as requested to, any Indemnified Party if such Indemnified Party is made or threatened to be made a party or is otherwise involved in any stockholder litigation brought or threatened against any Indemnified Party, Parent, Merger Sub, the Company, any of their respective Subsidiaries or any of their respective directors or officers relating to the Transactions (such litigation, a “Transaction Litigation”) in any capacity from and against any and all losses, claims, demands, costs, damages, liabilities, expenses of any nature (including attorneys’ fees and disbursements), judgments, penalties, fines and amounts paid in settlement (including all interest, taxes, assessments and other charges in connection therewith) incurred by such Indemnified Party in connection therewith. The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 2.11 shall not be deemed exclusive of any other rights to indemnification or advancement of expenses that the Indemnified Party may now or in the future be entitled under this Agreement or any Transaction Document. To the fullest extent permitted by applicable Law, the Investors shall cause Parent and its Subsidiaries to pay the reasonable and documented out-of-pocket expenses (including attorneys’ fees) incurred by any Indemnified Party or on its behalf in defending any Transaction Litigation in advance of its final disposition (subject to customary undertakings).
3.   DEFINITIONS.   For purposes of this Agreement, the following terms shall have the following meanings:
“Equity Commitment” shall mean the aggregate value of the WCAS Investor’s equity commitment as set forth in the Equity Commitment Letter.
“Funding Percentage” shall mean (a) with respect to the WCAS Investor, the percentage obtained by dividing the WCAS Investor’s Equity Commitment by the Total Commitments and (b) with respect to each Management Party, the percentage obtained by dividing such Management Party’s Rollover Commitment by the Total Commitments, in the case of each of clauses (a) and (b), as may be adjusted to reflect actual funding at the Closing and subsequent sales of equity interests by the Investors.
“Portfolio Company” means, with respect to any Investor, any portfolio company (as such term is commonly used in the private equity industry) in which such Investor or any of its respective Affiliated or managed investment funds or other vehicles has made a direct or indirect equity or debt or similar investment.
“Rollover Commitment” shall mean, with respect to each Management Party, an amount equal to the product of the number of such Management Party’s Rollover Shares multiplied by the Merger Consideration that would have been payable in respect of such Rollover Shares if such shares would have been treated as Eligible Shares under the Merger Agreement.
“Total Commitments” shall mean, collectively, the Equity Commitment and Rollover Commitments of all Investors.
4.   MISCELLANEOUS.
4.1.   Amendment; Waiver.   Subject to the provisions of applicable Law, at any time prior to the consummation of the Transactions, the parties may modify or amend this Agreement by written agreement signed by Parent, Merger Sub, and each of the Investors, and executed and delivered by duly authorized officers of the respective parties. Any waiver by any party of any term of this Agreement shall not operate as or be construed to be a waiver of any other term of this Agreement. Any waiver must be in writing and signed by the party charged therewith.
4.2.   Severability.   The provisions of this Agreement shall be deemed severable and the illegality, invalidity or unenforceability of any provision shall not affect the legality, validity or enforceability of any other provision hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be legal, valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the legality, validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
4.3.   Specific Performance.   The parties hereto acknowledge and agree that irreparable damage could occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each party hereto agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in Law, equity or otherwise, including monetary damages) to seek (a) an Order of specific performance to enforce the observance and performance of such covenant or obligation and (b) an injunction restraining such breach or threatened breach. Each party hereto further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.3, and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. The parties hereto acknowledge and agree that the right of specific performance contemplated by this Section 4.3 is an integral part of the transactions contemplated hereunder, and without that right, none of Parent or the Investor would have entered into this Agreement.
4.4.   No Recourse.   This Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No former, current or future officers, employees, directors, partners, equity holders, managers, members, attorneys, agents, advisors, Affiliates or other Representatives of any party hereto (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any claim or Proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated by this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith. In furtherance and not in limitation of the foregoing, each party covenants, agrees and acknowledges that no recourse under this Agreement or any other agreement referenced herein or in connection with the transactions contemplated by this Agreement shall be sought or had against any Non-Recourse Party, except for claims that any party may assert against another party to this Agreement solely in accordance with, and pursuant to the terms and conditions of, this Agreement. Notwithstanding anything to the contrary herein, no party hereto hereby waives any right to enforce its rights granted hereunder or granted under the Merger Agreement or any of the other agreements or documents to be entered into among the Investors, Parent or their respective Affiliates in connection with the Transactions against any other party thereto, and any exhibits, schedules, or other attachment thereto and any documentation implementing any of the terms thereof, against any other party thereto.
4.5.   Governing Law and Venue; Waiver of Jury Trial.
(a)   THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAWS, RULES OR PRINCIPLES THEREOF (OR ANY OTHER JURISDICTION) TO THE EXTENT THAT SUCH LAWS, RULES OR PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION.
(b)   The parties hereto irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, in the event that such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) located in New Castle County in the State of Delaware or the United States District Court for the District of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement and in respect of the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any Proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such Proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims relating to such Proceeding or transactions shall be heard and determined in such a Delaware state or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such Proceeding by sending notice in accordance with Section 4.9 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.
(c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE DOCUMENTS REFERRED TO HEREIN OR THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTEMPLATED IN THIS SECTION 4.5(c), TO ENTER INTO THIS AGREEMENT, THE AGREEMENTS CONTEMPLATED BY THE DOCUMENTS REFERRED TO HEREIN, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AS APPLICABLE
4.6.   Exercise of Rights and Remedies.   No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Notwithstanding anything to the contrary herein, no failure of Parent or Merger Sub to comply with any obligation under this Agreement or the Transaction Documents or otherwise requiring Parent or Merger Sub to consult with, inform or provide updates to the Investors (or similar obligations hereunder or thereunder), including as described in Sections 2.1, 2.2 or 2.3 of this Agreement, shall relieve the Investors from any of their obligations under this Agreement or the Transaction Documents, as applicable.
4.7.   Entire Agreement; Assignment.   This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all other prior and contemporaneous agreements, negotiations, understandings, representations and warranties, oral or written with respect to such matters. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assignable or delegable (as the case may be), in whole or in part, by operation of Law or otherwise, and any attempted or purported assignment or delegation in violation of this Section 4.7 shall be null and void; provided, however, that, subject to the requirements of applicable Law, Parent may assign all or a portion of its rights and obligations hereunder to any Affiliate; provided, further, that no such assignment shall (i) impede or delay the consummation of the transactions contemplated by this Agreement or (ii) relieve Parent of its obligations hereunder. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
4.8.   Confidentiality.   Each of the parties hereto agrees to, and shall direct its directors, officers, Affiliates, employees, agents and representatives (collectively, “Representatives”) to, not disclose keep confidential the terms and conditions of this Agreement (“Confidential Information”); provided, however, that nothing herein shall prevent any party hereto from disclosing Confidential Information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of any Governmental Entity having jurisdiction over such party, (iii) via public disclosure where required by applicable securities Laws or the rules or regulations of the New York Stock Exchange or any United States national securities exchange on which any of the Company Shares are then traded, (iv) to the extent required by applicable Law, (v) to the extent necessary in connection with the exercise of any rights or remedies hereunder and (vi) to such party’s Representatives or any former, current or prospective general or limited partners of such party that such party determines in good faith need to know such information and whom such party shall instruct to comply with the terms of this Section 4.8 (it being understood and agreed that, in the case of clause (i), (ii), (iii) or (iv), such party shall notify the other parties hereto of the proposed disclosure as far in advance of such disclosure as practicable and permitted by law and use reasonable efforts to ensure that any information so disclosed is accorded confidential treatment, when and if available).
4.9.   Notices.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, or by email (with confirmation by return email) to the respective parties hereto at the following coordinates:

If to Parent or Merger Sub:
c/o Welsh, Carson, Anderson & Stowe
599 Lexington Avenue, Suite 1800
New York, New York 10022
Attention:
Ting Gu

Email:
TGu@wcas.com

With a copy (which shall not constitute notice) to:
Cravath, Swaine & Moore LLP
375 Ninth Avenue
New York, NY 10001
Attention:
Minh Van Ngo
Andrew M. Wark

Email:
mngo@cravath.com
awark@cravath.com

and
Ropes & Gray LLP
1211 6th Avenue
New York, NY 10036
Attention:
Scott A. Abramowitz
Craig E. Marcus

Email:
scott.abramowitz@ropesgray.com
craig.marcus@ropesgray.com

If to the WCAS Investor:
599 Lexington Avenue, Suite 1800
New York, New York 10022
Attention:
Ting Gu

Email:
TGu@wcas.com

With a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 6th Avenue
New York, NY 10036
Attention:
Scott A. Abramowitz
Craig E. Marcus

Email:
scott.abramowitz@ropesgray.com
craig.marcus@ropesgray.com

If to Mr. Ortenzio:
c/o Select Medical Holdings Corporation
4714 Gettysburg Road, P.O. Box 2034
Mechanicsburg, Pennsylvania 17055
Attention:
Robert A. Ortenzio

Email:
rortenzio@selectmedical.com

With a copy (which shall not constitute notice) to:
Cravath, Swaine & Moore LLP
375 Ninth Avenue
New York, NY 10001
Attention:
Minh Van Ngo
Andrew M. Wark

Email:
mngo@cravath.com
awark@cravath.com

If to Mr. Jackson:
c/o Select Medical Holdings Corporation
4714 Gettysburg Road, P.O. Box 2034
Mechanicsburg, Pennsylvania 17055
Attention:
Martin F. Jackson

Email:
mjackson@selectmedical.com

With a copy (which shall not constitute notice) to:
Cravath, Swaine & Moore LLP
375 Ninth Avenue
New York, NY 10001
Attention:
Minh Van Ngo
Andrew M. Wark

Email:
mngo@cravath.com
awark@cravath.com

4.10.   Press Release; Communications.   Prior to the Closing, any general notices, press releases, public statements or public communications relating to this Agreement or the Transaction Documents or the transactions contemplated hereby and thereby shall be made only at such time and in such manner as may be mutually agreed upon by each Investor, who shall consult in good faith with each other Investor (including providing such Investor with the content of such disclosure prior to making or delivering such general notice, release, statement or communication) to the extent such communication identifies such other Investor or contains any information that would reasonably be expected to cause a third-party to identify such Investor. Notwithstanding the foregoing, (a) following the Closing, each Investor shall be permitted to make or issue any such statement or communication without the consent of the other Investors if such statement or communication is substantially consistent with a statement or communication previously made or issued by the parties hereto in compliance with this Section 4.10 and (b) each Investor shall be entitled to make or issue any such statement or communication to the extent it is required to do so by applicable Law, in which case such Investor shall consider in good faith and incorporate any comments thereto made by each other Investor and the parties hereto shall use their reasonable best efforts to cause a mutually agreeable release or announcement to be issued and any such press releases or public statements shall be made in accordance with the limitations, if any, set forth in the Transaction Documents; provided, further, that nothing herein (including Section 4.8 hereof) shall prohibit any Investor from communicating on a confidential basis with their respective existing or prospective limited partners, members, equityholders or investors. Once information has been made available to the general public in accordance with this Agreement and the Merger Agreement, this Section 4.10 shall no longer apply to such information. Notwithstanding the foregoing, no Investor shall be permitted to make any such notices, press releases, public statements or public communications to the extent doing so would result in Parent or Merger Sub being in breach of Section 7.6 of the Merger Agreement.
4.11.   No Partnership or Agency.   Nothing in the Agreement shall constitute a partnership between the parties hereto or any of them or constitute any such person as agent of any other for any purpose whatever and none shall have authority or power to bind the others or to contract in the name of or create liability against the others in any way or for any purpose save as expressly authorized in writing from time to time.
4.12.   No Third Party Beneficiaries.   This Agreement shall be binding on each party hereto solely for the benefit of each other party hereto, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. The parties hereby further agree that this Agreement may only be enforced against, and any Proceeding that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against, the Persons expressly named as parties hereto; provided, however, that the Indemnified Parties are express intended third party beneficiaries of Section 2.11 and the Non-Recourse Parties are express intended third party beneficiaries of Section 4.4.
4.13.   No Duty.   In making any determination contemplated by this Agreement, each Investor may make such determination in its sole and absolute discretion, taking into account only such Investor’s own views, self-interest, objectives and concerns. No Investor shall have any fiduciary or other duty to any other Investor or to Parent except as expressly set forth in this Agreement.
4.14.   Counterparts.   This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) as of the date first above written.
PARENT:
STALLION INTERMEDIATE CORPORATION
By:
/s/ Ting Gu

Name:
Ting Gu

Title:
Vice President and Secretary

MERGER SUB:
STALLION MERGERSUB CORPORATION
By:
/s/ Ting Gu

Name:
Ting Gu

Title:
Vice President and Secretary

[Signature Page to Interim Investors Agreement ]

INVESTORS:
WCAS XIV, L.P.
By: WCAS XIV Associates LLC
Its: General Partner
By:
/s/ Jennifer Martin

Name:
Jennifer Martin

Title:
Managing Member

ROBERT A. ORTENZIO
/s/ Robert A. Ortenzio

Name:
MARTIN F. JACKSON
/s/ Martin F. Jackson

[Signature Page to Interim Investors Agreement]

ENDORSEMENT_LINE SACKPACK 000000000.000000 ext000000000.000000 ext000000000.000000 ext C123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/SEM or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money! Sign up for electronic delivery at www.envisionreports.com/SEM T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.T 1.To consider and vote on the proposal to adopt the Agreement and Plan of Merger (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”), dated as of March 2, 2026, by and among Stallion Intermediate Corporation (“Parent”), Stallion MergerSub Corporation (“Merger Sub”) and the Company, and approve the transactions contemplated by the Merger Agreement, including the merger (the “Merger”) of Merger Sub with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger Proposal”). ForAgainst AbstainForAgainst Abstain2.To consider and vote on the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger (the “CompensationProposal”). 3.To consider and vote on any proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890J N T1 U P X6 9 0 3 3 4 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

A Special Meeting of the Stockholders of Select Medical Holdings Corporation will be held on June 26, 2026 at 11am ET, virtually via the Internet at https://meetnow.global/M9LMMUR.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders.The Proxy Statement and the Special Meeting of the Stockholders are available at:www.envisionreports.com/SEMT IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.TSpecial Meeting of Stockholders — June 26, 2026THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANYThe undersigned hereby appoints John F. Duggan and Michael F. Malatesta, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Select Medical Holdings Corporation Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of the Company to be held June 26, 2026 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Special Meeting.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1, 2, and 3.(Continued and to be marked, dated and signed, on the other side)Change of Address — Please print new address below.Comments — Please print your comments below.

2.To consider and vote on the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger (the “CompensationProposal”). 3.To consider and vote on any proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders.The Proxy Statement and the Special Meeting of the Stockholders are available at:www.edocumentview.com/SEMT IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.TSpecial Meeting of Stockholders — June 26, 2026THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANYThe undersigned hereby appoints John F. Duggan and Michael F. Malatesta, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Select Medical Holdings Corporation Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of the Company to be held June 26, 2026 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Special Meeting.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1, 2, and 3.(Continued and to be marked, dated and signed, on the other side)